As filed with the Securities and Exchange Commission on March 27, 2025
1933 Act Registration No. 033-17619
1940 Act Registration No. 811-05349

United States
Securities and Exchange Commission
Washington, D.C. 20549

Form N-1A Registration Statement
UNDER
THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No. ___	☐

Post-Effective Amendment No. 925	☒

and/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 926	☒
(Check appropriate box or boxes)

GOLDMAN SACHS TRUST
(Exact Name of Registrant as Specified in Charter)

71 South Wacker Drive
Chicago, Illinois 60606

(Address of Principal Executive Offices)
Registrant's Telephone Number, Including Area Code: (312) 655-4400

ROBERT GRIFFITH, ESQ.
Goldman Sachs & Co. LLC
200 West Street
New York, New York 10282
(Name and Address of Agent for Service)

Copies to:
STEPHEN H. BIER, ESQ. Dechert LLP 1095 Avenue of the Americas New York, NY 10036	BRENDEN P. CARROLL, ESQ. Dechert LLP 1900 K Street, NW Washington, DC 20006

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the registration statement

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☒	on March 30, 2025 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:

Class A, Class C, Institutional, Investor, Class R, Class R6 and Class P Shares of the Goldman Sachs MLP Energy Infrastructure Fund
and Goldman Sachs Energy Infrastructure Fund.

Class A, Class C, Institutional, Investor, Class R6 and Class P Shares of the Goldman Sachs Clean Energy Income Fund.

Prospectus
March 30, 2025

GOLDMAN SACHS ENERGY INFRASTRUCTURE FUNDS

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT
INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUND
INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN THE FUND.

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Goldman Sachs MLP Energy Infrastructure Fund
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Class A Shares: GLPAX
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Class C Shares: GLPCX
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Institutional Shares: GMLPX
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Investor Shares: GLPIX
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Class R Shares: GLPRX
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Class R6 Shares: GLPSX
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Goldman Sachs Energy Infrastructure Fund
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Class A Shares: GLEAX
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Class C Shares: GLECX
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Institutional Shares: GLEPX
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Investor Shares: GLEIX
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Class R Shares: GLERX
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Class R6 Shares: GLESX

Goldman Sachs MLP Energy Infrastructure Fund—Summary
Investment Objective
The Goldman Sachs MLP Energy Infrastructure Fund (the “Fund”) seeks total return through current income and capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Goldman Sachs Funds. More information about these and other discounts is available from your financial professional and in “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares” beginning on page 41 and in “Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts” beginning on page 89 of the Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” beginning on page B-126 of the Fund’s Statement of Additional Information (“SAI”).
Shareholder Fees
(fees paid directly from your investment)
	Class A	Class C	Institutional	Investor	Class R	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sale proceeds)[1]	None	1.00%	None	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Institutional	Investor	Class R	Class R6
Management Fees	0.96%	0.96%	0.96%	0.96%	0.96%	0.96%
Distribution and/or Service (12b-1) Fees	0.25%	0.75%	None	None	0.50%	None
Other Expenses	0.21%	0.46%	0.10%	0.21%	0.21%	0.09%
Service Fees	None	0.25%	None	None	None	None
All Other Expenses	0.21%	0.21%	0.10%	0.21%	0.21%	0.09%
Deferred/Current Income Tax Expenses[2]	5.57%	5.57%	5.57%	5.57%	5.57%	5.57%
Total Annual Fund Operating Expenses	6.99%	7.74%	6.63%	6.74%	7.24%	6.62%
1
A contingent deferred sales charge (“CDSC”) of 1.00% is imposed on Class C Shares redeemed within 12 months of purchase.
2
The Fund accrues deferred tax liability/benefit for its future tax liability associated with the capital appreciation of its investments, distributions it receives on interests of master limited partnerships considered to be a return of capital, and for any net operating gains. The Fund’s accrued deferred tax liability, if any, is reflected each day in the Fund’s net asset value (“NAV”) per share. The Fund’s deferred tax liability/benefit will depend upon income, gains, losses, and deductions the Fund is allocated from its master limited partnership investments and on the Fund’s realized and unrealized gains and losses, and may vary greatly from year to year. Therefore, any estimate of deferred tax liability/benefit cannot be reliably predicted from year to year.

Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Class A, Class C, Institutional, Investor, Class R and/or Class R6 Shares of the Fund for the time periods indicated and then redeem all of your Class A, Class C, Institutional, Investor, Class R and/or Class R6 Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same  (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$1,204	$2,473	$3,692	$6,534
Class C Shares	$863	$2,228	$3,613	$6,758
Institutional Shares	$658	$1,941	$3,182	$6,114
Investor Shares	$668	$1,970	$3,226	$6,182
Class R Shares	$716	$2,100	$3,423	$6,479
Class R6 Shares	$657	$1,938	$3,179	$6,108

Class C Shares – Assuming no redemption	$763	$2,228	$3,613	$6,758

Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders. High portfolio turnover may result in the Fund’s recognition of gains (losses) that will increase (decrease) the Fund’s tax liability and thereby impact the amount of the Fund’s after-tax distributions. In addition, high portfolio turnover may increase the Fund’s current and accumulated earnings and profits, resulting in a greater portion of the Fund’s distributions being treated as taxable dividends for federal income tax purposes. These costs are not reflected in the annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2024 was 103% of the average value of its portfolio.
Principal Strategy
The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in U.S. and non-U.S. equity or fixed income securities issued by energy infrastructure companies, including master limited partnerships (“MLPs”) and “C” corporations (“C-Corps”). The Fund’s investments in MLPs will consist of at least 25% of the Fund’s total assets as measured at the time of purchase. The Fund intends to concentrate its investments in the energy sector.
For purposes of the Fund’s 80% policy discussed above, the Fund’s investments in energy infrastructure companies include U.S. and non-U.S. issuers that: (i) are classified by a third party as operating within the oil and gas storage and transportation, oil and gas equipment and services, and oil and gas refining and marketing sub-industries; or (ii) have at least 50% of their assets, income, sales or profits committed to, or derived from, traditional or alternative midstream (energy infrastructure) businesses, which include businesses that are engaged in the treatment, gathering, compression, processing, transportation, transmission, fractionation, storage, terminalling, wholesale marketing, liquefaction/regasification of natural gas, natural gas liquids, crude oil, refined products or other energy sources as well as businesses engaged in owning, storing and transporting alternative energy sources, such as renewables (wind, solar, hydrogen, geothermal, biomass) and alternative fuels (ethanol, hydrogen, biodiesel).
The Fund’s MLP investments may include MLPs structured as limited partnerships (“LPs”) or limited liability companies (“LLCs”); MLPs that are taxed as C-Corps; institutional units (“I-Units”) issued by MLP affiliates; private investments in public equities (“PIPEs”) issued by MLPs; and other U.S. and non-U.S. equity and fixed income securities and derivative instruments, including pooled investment vehicles and exchange-traded notes (“ETNs”), that provide exposure to MLPs.
The Fund may also invest up to 20% of its Net Assets in non-energy infrastructure investments, including equity and fixed income securities of U.S. and non-U.S. companies. Such investments may include issuers in the upstream and downstream sectors of the energy value chain. Upstream energy companies are primarily engaged in the exploration, recovery, development and production of crude oil, natural gas and natural gas liquids. Downstream energy companies are primarily engaged in the refining and retail distribution of natural gas liquids and crude oil.
The Fund’s investments may be of any credit quality, duration or capitalization size. The Fund may also invest in derivatives, including options, futures, forwards, swaps, options on swaps, structured securities and other derivative instruments. While the Fund may invest in derivatives for hedging purposes, the Fund generally does not intend to hedge its exposures. The Fund’s investments in derivatives, pooled investment vehicles, and other investments are counted towards the Fund’s 80% policy to the extent they have economic characteristics similar to the investments included within that policy. The Fund may also invest in privately held companies and companies that only recently began to trade publicly. The Fund may invest in stock, warrants and other securities of special purpose acquisition companies (“SPACs”).

The Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Accordingly, unlike traditional open-end mutual funds, the Fund is subject to U.S. federal income tax on its taxable income at the rates applicable to corporations (at a rate of 21%) as well as state and local income taxes.
THE FUND IS NON-DIVERSIFIED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (“INVESTMENT COMPANY ACT”), AND MAY INVEST A LARGER PERCENTAGE OF ITS ASSETS IN FEWER ISSUERS THAN DIVERSIFIED MUTUAL FUNDS.
The Investment Adviser measures the Fund’s performance against the Alerian MLP Index (Total Return, Unhedged, USD). The Alerian MLP Index (Total Return, Unhedged, USD) is the leading gauge of energy infrastructure MLPs and is a capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities.
Principal Risks of the Fund
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing. The Fund’s principal risks are presented below in alphabetical order, and not in the order of importance or potential exposure.
Credit/Default Risk.  An issuer or guarantor of fixed income securities or instruments held by the Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal or default on any other obligation. The credit quality of the Fund’s portfolio securities or instruments may meet the Fund’s credit quality requirements at the time of purchase but then deteriorate thereafter, and such a deterioration can occur rapidly. In certain instances, the downgrading or default of a single holding or guarantor of the Fund’s holding may impair the Fund’s liquidity and have the potential to cause significant deterioration in net asset value (“NAV”). These risks are heightened in market environments where interest rates are rising as well as in connection with the Fund’s investments in non-investment grade fixed income securities.
Derivatives Risk. The Fund's use of  options, futures, swaps, options on swaps and other derivative instruments may result in losses, including due to adverse market movements. These instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other assets and instruments, may increase market exposure and be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying assets or instruments may produce disproportionate losses to the Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
Dividend-Paying Investments Risk. The Fund’s investments in dividend-paying securities could cause the Fund to underperform other funds. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. This may limit the ability of the Fund to produce current income.
Energy Sector Risk.  The Fund concentrates its investments in the energy sector, and will therefore be susceptible to adverse economic, business, social, political, environmental, regulatory or other developments affecting that sector. The energy sector has historically experienced substantial price volatility. MLPs, energy infrastructure companies and other companies operating in the energy sector are subject to market and other specific risks, including, among others: fluctuations in commodity prices and/or interest rates; increased governmental or environmental regulation or policy; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; declines in domestic or foreign production or consumption; slowdowns in new construction; extreme weather or other natural disasters; consumer preferences; and threats of attack by terrorists and state-sponsored actors on energy assets. Energy companies can be significantly affected by the supply of, and demand for, particular energy products (such as oil and natural gas), which may result in overproduction or underproduction. Additionally, changes in the regulatory environment for energy companies may adversely impact their profitability. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy companies.
During periods of heightened volatility, energy producers that are burdened with debt may seek bankruptcy relief. Bankruptcy laws may permit the revocation or renegotiation of contracts between energy producers and MLPs/energy infrastructure companies, which could have a dramatic impact on the ability of MLPs/energy infrastructure companies to pay distributions to its investors, including the Fund, which in turn could impact the ability of the Fund to pay dividends and dramatically impact the value of the Fund’s investments.
Foreign Risk.  Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which the Fund invests. The imposition of sanctions, exchange controls, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments, or from problems in share registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Infrastructure Company Risk.  Infrastructure companies are susceptible to various factors that may negatively impact their businesses or operations, including costs associated with compliance with and changes in environmental, governmental and other regulations, rising interest costs in connection with capital construction and improvement programs, government budgetary constraints that impact publicly funded projects, the effects of general economic conditions throughout the world, surplus capacity and depletion concerns, increased competition from other providers of services, uncertainties regarding the availability of fuel and other natural resources at reasonable prices, the effects of energy conservation policies, unfavorable tax laws or accounting policies and high leverage. Infrastructure companies will also be affected by innovations in technology that could render the way in which a company delivers a product or service obsolete and natural or man-made disasters.
Interest Rate Risk. When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than funds with a shorter average portfolio duration. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.
Investment Style Risk.  Different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. The Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles. The Fund intends to employ a blend of growth and value investment styles depending on market conditions, either of which may fall out of favor from time to time. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Growth companies are often expected by investors to increase their earnings at a certain rate. When these expectations are not met, investors can punish the stocks inordinately even if earnings showed an absolute increase. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.
Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the  Fund's  NAV  and liquidity. Similarly, large Fund share purchases may adversely affect the  Fund's  performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to the Fund and shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the  Fund's  current expenses being allocated over a smaller asset base, leading to an increase in the  Fund's  expense ratio.
Liquidity Risk.  The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, declining prices of the securities sold, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.
Market Risk. The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors, governments or countries and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, geopolitical disputes, acts of terrorism, social or political unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, sanctions or the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments, could also significantly impact the Fund and its investments.
Master Limited Partnership Risk.  Investments in securities of an MLP involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP. Certain MLP securities may trade in lower volumes due to their smaller capitalizations, and may be subject to more abrupt or erratic price movements and lower market liquidity. MLPs are generally considered interest-rate sensitive investments that generally rely on capital markets to finance capital expenditures and growth opportunities. During periods of interest rate volatility, limited capital markets access and/or low commodities pricing, these investments may not provide attractive returns.

Mid-Cap and Small-Cap Risk.  Investments in mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.
Non-Diversification Risk.  The Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in one or more issuers or in fewer issuers than diversified  mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.
Portfolio Turnover Rate Risk. A high rate of portfolio turnover involves correspondingly greater expenses which must be borne by the Fund and its shareholders.
Private Investment in Public Equities Risk. The Fund may invest in PIPE transactions. PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, typically at a discount to the market price of the company’s common stock. In a PIPE transaction, the Fund may bear the price risk from the time of pricing until the time of closing. Equity issued in this manner is often subject to transfer restrictions and is therefore less liquid than equity issued through a registered public offering. For example, the Fund may be subject to lock-up agreements that prohibit transfers for a fixed period of time. In addition, because the sale of the securities in a PIPE transaction is not registered under the Securities Act, the securities are “restricted” and cannot be immediately resold into the public markets. The Fund may enter into a registration rights agreement with the issuer pursuant to which the issuer commits to file a resale registration statement allowing the Fund to publicly resell its securities. However, the ability of the Fund to freely transfer the shares is conditioned upon, among other things, the SEC’s preparedness to declare the resale registration statement effective and the issuer’s right to suspend the Fund’s use of the resale registration statement if the issuer is pursuing a transaction or some other material non-public event is occurring. Accordingly, PIPE securities may be subject to risks associated with illiquid investments.
Special Purpose Acquisition Companies Risk. The Fund may invest in stock, warrants and other securities of SPACs. SPACs are in essence blank check companies without operating history or ongoing business other than seeking acquisitions. The value of a SPAC’s securities is particularly dependent on the ability of its management to identify and complete a profitable acquisition. There is no guarantee that the SPACs in which the Fund invests will complete an acquisition or that any acquisitions completed by the SPACs in which the Fund invests will be profitable. The values of investments in SPACs may be highly volatile and these investments may also have little or no liquidity.
Stock Risk.  Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.
Strategy Risk. The Fund’s strategy of investing primarily in MLPs, resulting in its being taxed as a corporation, or a “C” corporation, rather than as a regulated investment company for U.S. federal income tax purposes, is a relatively new investment strategy for funds. This strategy involves complicated accounting, tax and valuation issues. Volatility in the NAV may be experienced because of the use of estimates at various times during a given year that may result in unexpected and potentially significant consequences for the Fund and its shareholders.
Tax Risk. Tax risks associated with investments in the Fund include but are not limited to the following:
MLP Tax Risk. MLPs are generally treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or a change in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income. This would have the effect of reducing the amount of cash available for distribution by the MLP and could result in a reduction in the value of the Fund’s investment in the MLP and lower income to the Fund.
To the extent a distribution received by the Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP may be reduced, which will result in an increase in an amount of income or gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes upon the sale of any such interests or upon subsequent distributions in respect of such interests. Furthermore, any return of capital distribution received from the MLP may require the Fund to restate the character of its distributions and amend any shareholder tax reporting previously issued. Distributions from an MLP in excess of the Fund’s basis in the MLP will generally be treated as capital gain. However, a portion of the gain may instead be treated as ordinary income to the extent attributable to certain assets held by the MLP the sale of which would produce ordinary income.
Investment in MLP C Corporations. As discussed above, the Fund may invest in MLPs taxed as C corporations. Such MLPs are obligated to pay federal income tax on their taxable income at the corporate tax rate and the amount of cash available for distribution by such MLPs would generally be reduced by any such tax. Additionally, distributions received by the Fund would be taxed under federal income tax laws applicable to corporate dividends (as dividend income, potentially subject to the corporate dividends received deduction, return of capital, or capital gain). Thus, investment in MLPs taxed as C corporations could result in a reduction of the value of your investment in the Fund and lower income, as compared to investments in MLPs that are classified as partnerships for tax purposes.

Fund Structure Risk. Unlike traditional mutual funds that are structured as regulated investment companies for U.S. federal income tax purposes, the Fund will be taxable as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. This means the Fund generally will be subject to U.S. federal income tax on its taxable income at the rates applicable to corporations (at a rate of 21%), and will also be subject to state and local income taxes.
Tax Estimation/NAV Risk. In calculating the Fund’s daily NAV, the Fund will, among other things, account for its current taxes and deferred tax liability and/or asset balances. The Fund will accrue a deferred income tax liability balance, at the then effective statutory U.S. federal income tax rate (at a rate of 21%) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on interests of MLPs considered to be return of capital and for any net operating gains. Any deferred tax liability balance will reduce the Fund’s NAV. The Fund may also accrue a deferred tax asset balance, which reflects an estimate of the Fund’s future tax benefit associated with net operating losses and unrealized losses. Any deferred tax asset balance will increase the Fund’s NAV. To the extent the Fund has a deferred tax asset balance, consideration is given as to whether or not a valuation allowance, which would offset the value of some or all of the deferred tax asset balance, is required. The Fund will rely to some extent on information provided by MLPs, which may not be provided to the Fund on a timely basis, to estimate current taxes and deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its NAV. The daily estimate of the Fund’s current taxes and deferred tax liability and/or asset balances used to calculate the Fund’s NAV could vary significantly from the Fund’s actual tax liability or benefit, and, as a result, the determination of the Fund’s actual tax liability or benefit may have a material impact on the Fund’s NAV. From time to time, the Fund may modify its estimates or assumptions regarding its current taxes and deferred tax liability and/or asset balances as new information becomes available, which modifications in estimates or assumptions may have a material impact on the Fund’s NAV. Shareholders who redeem their shares at a NAV that is based on estimates of the Fund’s current taxes and deferred tax liability and/or asset balances may benefit at the expense of remaining shareholders (or remaining shareholders may benefit at the expense of redeeming shareholders) if the estimates are later revised or ultimately differ from the Fund’s actual tax liability and/or asset balances.
Performance
The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Institutional Shares from year to year; and (b) how the average annual total returns of the Fund’s Class A, Class C, Institutional, Investor, Class R and Class R6 Shares compare to those of a regulatorily required broad-based securities market index (S&P 500® Index) (the "Regulatory Benchmark") and the Alerian MLP Index (Total Return, Unhedged, USD) (the “Performance Benchmark”). The Performance Benchmark is generally more representative of the market sectors and/or types of investments in which the Fund invests or to which the Fund has exposure and which the Investment Adviser uses to measure the Fund’s performance. The Fund has included in the table below the performance of the Regulatory Benchmark, which represents a broader measure of market performance, to comply with new regulatory requirements. For additional information about these benchmark indices, please see “Additional Performance and Benchmark Information” on page 19 of the Prospectus. Through June 26, 2020, certain of the Fund’s strategies differed. Performance information set forth below reflects the Fund’s former strategies prior to that date. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at am.gs.com or by calling the appropriate phone number on the back cover of the Prospectus.
Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.
CALENDAR YEAR (INSTITUTIONAL)

During the periods shown in the chart above:	Returns	Quarter ended
Best Quarter Return	35.44%	June 30, 2020
Worst Quarter Return	-54.46%	March 31, 2020

AVERAGE ANNUAL TOTAL RETURN For the period ended December 31, 2024
	1 Year	5 Years	10 Years	Inception Date
Class A Shares				3/28/2013
Returns Before Taxes	20.58%	11.67%	1.63%
Returns After Taxes on Distributions	18.52%	10.00%	0.77%
Returns After Taxes on Distributions and Sale of Fund Shares	13.42%	8.72%	0.97%
Class C Shares				3/28/2013
Returns Before Taxes	25.52%	12.16%	1.47%*
Institutional Shares				3/28/2013
Returns Before Taxes	28.00%	13.37%	2.60%
Investor Shares				3/28/2013
Returns Before Taxes	27.89%	13.26%	2.47%
Class R Shares				3/28/2013
Returns	27.25%	12.67%	1.95%
Class R6 Shares				4/2/2018
Returns Before Taxes	28.05%	13.38%	2.61%**
Alerian MLP Index (Total Return, Unhedged, USD)	24.34%	15.54%	3.66%
S&P 500® Index	24.94%	14.51%	13.09%
Benchmark returns do not reflect any deductions for fees or expenses.
*
Class C Shares automatically convert into Class A Shares eight years after the purchase date. The ten year performance for Class C Shares does not reflect the conversion to Class A Shares after the first eight years of performance.
**
Class R6 Shares commenced operations on April 2, 2018. Prior to that date, the performance of Class R6 Shares shown in the table above is that of Institutional Shares, including since inception performance as of Institutional Shares’ inception date. Performance has not been adjusted to reflect the lower expenses of Class R6 Shares. Class R6 Shares would have had higher returns because: (i) Institutional Shares and Class R6 Shares represent interests in the same portfolio of securities; and (ii) Class R6 Shares have lower expenses.
The after-tax returns are for Class A Shares only. The after-tax returns for Class C, Institutional, Investor and Class R6 Shares, and returns for Class R Shares (which are offered exclusively to employee benefit plans), will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund Shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Portfolio Management
Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the "Investment Adviser" or "GSAM").
Portfolio Managers:  Kyri Loupis, Managing Director, has managed the Fund since 2013; Matthew Cooper, Vice President, has managed the Fund since 2014; and Christopher A. Schiesser, Vice President, has managed the Fund since 2023.
Buying and Selling Fund Shares
The minimum initial investment for Class A and Class C Shares is, generally, $1,000. The minimum initial investment for Institutional Shares is, generally, $1,000,000 for individual or certain institutional investors, alone or in combination with other assets under the management of the Investment Adviser and its affiliates. There is no minimum for initial purchases of Investor, Class R and Class R6 Shares, except for certain institutional investors who purchase Class R6 Shares directly with the Fund’s transfer agent for which the minimum initial investment is $5,000,000. Those share classes with a minimum initial investment requirement do not impose it on certain employee benefit plans, and Institutional Shares do not impose it on certain investment advisers investing on behalf of other accounts.
The minimum subsequent investment for Class A and Class C shareholders is $50, except for certain employee benefit plans, for which there is no minimum. There is no minimum subsequent investment for Institutional, Investor, Class R or Class R6 shareholders.
You may purchase and redeem (sell) shares of the Fund on any business day through certain intermediaries that have a relationship with Goldman Sachs & Co. LLC (“Goldman Sachs”), including banks, trust companies, brokers, registered investment advisers and other financial institutions (“Intermediaries”).
Tax Information
The Fund is treated as a regular corporation, or “C” corporation, for U.S. federal, state and local income tax purposes. The Fund will make distributions that will be treated for U.S. federal income tax purposes as (i) first, taxable dividends to the extent of your allocable share of the Fund’s earnings and profits, (ii) second, non-taxable returns of capital to the extent of your tax basis in your shares of the Fund (for the portion of those distributions that exceed the Fund’s earnings and profits) and (iii) third, taxable gains (for the balance of those distributions). Dividend income will be treated as “qualified dividends” for federal income tax purposes, subject to favorable capital gain tax rates, provided that certain requirements are met. Unlike a regulated investment company, the Fund will not be able to pass-through the character of its recognized net capital gain by paying “capital gain dividends.” Although the Fund expects that a significant portion of its distributions will be treated as nontaxable return of capital and gains, combined, no assurance can be given in this regard. Additionally, a sale of Fund shares is a taxable event for shares held in a taxable account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through an Intermediary, the Fund and/or its related companies may pay the Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Intermediary’s website for more information.

Goldman Sachs Energy Infrastructure Fund—Summary
Investment Objective
The Goldman Sachs Energy Infrastructure Fund (the “Fund”) seeks total return through current income and capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Goldman Sachs Funds. More information about these and other discounts is available from your financial professional and in “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares” beginning on page 41 and in “Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts” beginning on page 89 of the Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” beginning on page B-126 of the Fund’s Statement of Additional Information (“SAI”).
Shareholder Fees
(fees paid directly from your investment)
	Class A	Class C	Institutional	Investor	Class R	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sale proceeds)[1]	None	1.00%	None	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Institutional	Investor	Class R	Class R6
Management Fees	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	0.75%	None	None	0.50%	None
Other Expenses	0.28%	0.53%	0.17%	0.28%	0.28%	0.16%
Service Fees	None	0.25%	None	None	None	None
All Other Expenses	0.28%	0.28%	0.17%	0.28%	0.28%	0.16%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses[2]	1.54%	2.29%	1.18%	1.29%	1.79%	1.17%
Fee Waiver and Expense Limitation[3]	(0.06%)	(0.06%)	(0.06%)	(0.06%)	(0.06%)	(0.06%)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation	1.48%	2.23%	1.12%	1.23%	1.73%	1.11%
1
A contingent deferred sales charge (“CDSC”) of 1.00% is imposed on Class C Shares redeemed within 12 months of purchase.
2
The “Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation” do not correlate to the ratios of net and total expenses to average net assets provided in the Financial Highlights, which reflect the operating expenses of the Fund and do not include “Acquired Fund Fees and Expenses.”
3
The Investment Adviser has agreed to (i) waive a portion of its management fee payable by the Fund in an amount equal to any management fees it earns as an investment adviser to any affiliated funds in which the Fund invests, except those management fees it earns from the Fund’s investments of cash collateral received in connection with securities lending transactions in affiliated funds; and (ii) reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.064% of the Fund’s average daily net assets. These arrangements will remain in effect through at least March 30, 2026, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees.

Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Class A, Class C, Institutional, Investor, Class R and/or Class R6 Shares of the Fund for the time periods indicated and then redeem all of your Class A, Class C, Institutional, Investor, Class R and/or Class R6 Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same  (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$692	$1,004	$1,338	$2,279
Class C Shares	$326	$710	$1,220	$2,621
Institutional Shares	$114	$369	$643	$1,426
Investor Shares	$125	$403	$702	$1,551
Class R Shares	$176	$557	$964	$2,100
Class R6 Shares	$113	$366	$638	$1,415

Class C Shares – Assuming no redemption	$226	$710	$1,220	$2,621

Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in the annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2024 was 43% of the average value of its portfolio.
Principal Strategy
The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in U.S. and non-U.S. equity or fixed income securities issued by energy infrastructure companies, including master limited partnerships (“MLPs”) and “C” corporations (“C-Corps”). The Fund’s investments in MLPs will not exceed 25% of the Fund’s total assets as measured at the time of purchase. The Fund intends to concentrate its investments in the energy sector.
For purposes of the Fund’s 80% policy discussed above, the Fund’s investments in energy infrastructure companies include U.S. and non-U.S. issuers that: (i) are classified by a third party as operating within the oil and gas storage and transportation, oil and gas equipment and services, and oil and gas refining and marketing sub-industries; or (ii) have at least 50% of their assets, income, sales or profits committed to, or derived from, traditional or alternative midstream (energy infrastructure) businesses, which include businesses that are engaged in the treatment, gathering, compression, processing, transportation, transmission, fractionation, storage, terminalling, wholesale marketing, liquefaction/regasification of natural gas, natural gas liquids, crude oil, refined products or other energy sources as well as businesses engaged in owning, storing and transporting alternative energy sources, such as renewables (wind, solar, hydrogen, geothermal, biomass) and alternative fuels (ethanol, hydrogen, biodiesel).
The Fund’s MLP investments may include MLPs structured as limited partnerships (“LPs”) or limited liability companies (“LLCs”); MLPs that are taxed as C-Corps; institutional units (“I-Units”) issued by MLP affiliates; private investments in public equities (“PIPEs”) issued by MLPs; and other U.S. and non-U.S. equity and fixed income securities and derivative instruments, including pooled investment vehicles and exchange-traded notes (“ETNs”), that provide exposure to MLPs.
The Fund may also invest up to 20% of its Net Assets in non-energy infrastructure investments, including equity and fixed income securities of U.S. and non-U.S. companies. Such investments may include issuers in the upstream and downstream sectors of the energy value chain. Upstream energy companies are primarily engaged in the exploration, recovery, development and production of crude oil, natural gas and natural gas liquids. Downstream energy companies are primarily engaged in the refining and retail distribution of natural gas liquids and crude oil.
The Fund’s investments may be of any credit quality, duration or capitalization size. The Fund may also invest in derivatives, including options, futures, forwards, swaps, options on swaps, structured securities and other derivative instruments. While the Fund may invest in derivatives for hedging purposes, the Fund generally does not intend to hedge its exposures. The Fund’s investments in derivatives, pooled investment vehicles, and other investments are counted towards the Fund’s 80% policy to the extent they have economic characteristics similar to the investments included within that policy. The Fund may also invest in privately held companies and companies that only recently began to trade publicly. The Fund may invest in stock, warrants and other securities of special purpose acquisition companies (“SPACs”).
THE FUND IS NON-DIVERSIFIED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (“INVESTMENT COMPANY ACT”), AND MAY INVEST A LARGER PERCENTAGE OF ITS ASSETS IN FEWER ISSUERS THAN DIVERSIFIED MUTUAL FUNDS.

The Investment Adviser measures the Fund's performance against the Alerian Midstream Energy Select Index (Total Return, Unhedged, USD). The Alerian Midstream Energy Select Index (Total Return, Unhedged, USD) is a composite of North American energy infrastructure companies and is a capped, float-adjusted, capitalization-weighted index, whose constituents are engaged in midstream activities involving energy commodities.
Principal Risks of the Fund
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing. The Fund's principal risks are presented below in alphabetical order, and not in the order of importance or potential exposure.
Credit/Default Risk.  An issuer or guarantor of fixed income securities or instruments held by the Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal or default on any other obligation. The credit quality of the Fund’s portfolio securities or instruments may meet the Fund’s credit quality requirements at the time of purchase but then deteriorate thereafter, and such a deterioration can occur rapidly. In certain instances, the downgrading or default of a single holding or guarantor of the Fund’s holding may impair the Fund’s liquidity and have the potential to cause significant deterioration in net asset value (“NAV”). These risks are heightened in market environments where interest rates are rising as well as in connection with the Fund’s investments in non-investment grade fixed income securities.
Derivatives Risk. The Fund's use of  options, futures, swaps, options on swaps and other derivative instruments may result in losses, including due to adverse market movements. These instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other assets and instruments, may increase market exposure and be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying assets or instruments may produce disproportionate losses to the Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
Dividend-Paying Investments Risk. The Fund’s investments in dividend-paying securities could cause the Fund to underperform other funds. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. This may limit the ability of the Fund to produce current income.
Energy Sector Risk.  The Fund concentrates its investments in the energy sector, and will therefore be susceptible to adverse economic, business, social, political, environmental, regulatory or other developments affecting that sector. The energy sector has historically experienced substantial price volatility. MLPs, energy infrastructure companies and other companies operating in the energy sector are subject to market and other specific risks, including, among others: fluctuations in commodity prices and/or interest rates; increased governmental or environmental regulation or policy; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; declines in domestic or foreign production or consumption; slowdowns in new construction; extreme weather or other natural disasters; consumer preferences; and threats of attack by terrorists and state-sponsored actors on energy assets. Energy companies can be significantly affected by the supply of, and demand for, particular energy products (such as oil and natural gas), which may result in overproduction or underproduction. Additionally, changes in the regulatory environment for energy companies may adversely impact their profitability. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy companies.
During periods of heightened volatility, energy producers that are burdened with debt may seek bankruptcy relief. Bankruptcy laws may permit the revocation or renegotiation of contracts between energy producers and MLPs/energy infrastructure companies, which could have a dramatic impact on the ability of MLPs/energy infrastructure companies to pay distributions to its investors, including the Fund, which in turn could impact the ability of the Fund to pay dividends and dramatically impact the value of the Fund’s investments.
Foreign Risk.  Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which the Fund invests. The imposition of sanctions, exchange controls, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments, or from problems in share registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Infrastructure Company Risk.  Infrastructure companies are susceptible to various factors that may negatively impact their businesses or operations, including costs associated with compliance with and changes in environmental, governmental and other regulations, rising interest costs in connection with capital construction and improvement programs, government budgetary constraints that impact publicly funded projects, the effects of general economic conditions throughout the world, surplus capacity and depletion concerns, increased competition from other providers of services, uncertainties regarding the availability of fuel and other natural resources at reasonable prices, the effects of energy conservation policies, unfavorable tax laws or accounting policies and high leverage. Infrastructure companies will also be affected by innovations in technology that could render the way in which a company delivers a product or service obsolete and natural or man-made disasters.
Interest Rate Risk. When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than funds with a shorter average portfolio duration. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.
Investment Style Risk.  Different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. The Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles. The Fund intends to employ a blend of growth and value investment styles depending on market conditions, either of which may fall out of favor from time to time. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Growth companies are often expected by investors to increase their earnings at a certain rate. When these expectations are not met, investors can punish the stocks inordinately even if earnings showed an absolute increase. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.
Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the  Fund's  NAV and liquidity. Similarly, large Fund share purchases may adversely affect the  Fund's  performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the  Fund's  current expenses being allocated over a smaller asset base, leading to an increase in the  Fund's  expense ratio.
Liquidity Risk.  The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, declining prices of the securities sold, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.
Market Risk. The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors, governments or countries and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, geopolitical disputes, acts of terrorism, social or political unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, sanctions or the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments, could also significantly impact the Fund and its investments.
Master Limited Partnership Risk.  Investments in securities of an MLP involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP. Certain MLP securities may trade in lower volumes due to their smaller capitalizations, and may be subject to more abrupt or erratic price movements and lower market liquidity. MLPs are generally considered interest-rate sensitive investments that generally rely on capital markets to finance capital expenditures and growth opportunities. During periods of interest rate volatility, limited capital markets access and/or low commodities pricing, these investments may not provide attractive returns.
Mid-Cap and Small-Cap Risk.  Investments in mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.

Non-Diversification Risk.  The Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in one or more issuers or in fewer issuers than diversified  mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.
Other Investment Companies Risk.  By investing in other investment companies (including exchange-traded funds (“ETFs”)) indirectly through the Fund, investors will incur a proportionate share of the expenses of the other investment companies held by the Fund (including operating costs and investment management fees) in addition to the fees regularly borne by the Fund. In addition, the Fund will be affected by the investment policies, practices and performance of such investment companies in direct proportion to the amount of assets the Fund invests therein.
Private Investment in Public Equities Risk. The Fund may invest in PIPE transactions. PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, typically at a discount to the market price of the company’s common stock. In a PIPE transaction, the Fund may bear the price risk from the time of pricing until the time of closing. Equity issued in this manner is often subject to transfer restrictions and is therefore less liquid than equity issued through a registered public offering. For example, the Fund may be subject to lock-up agreements that prohibit transfers for a fixed period of time. In addition, because the sale of the securities in a PIPE transaction is not registered under the Securities Act, the securities are “restricted” and cannot be immediately resold into the public markets. The Fund may enter into a registration rights agreement with the issuer pursuant to which the issuer commits to file a resale registration statement allowing the Fund to publicly resell its securities. However, the ability of the Fund to freely transfer the shares is conditioned upon, among other things, the SEC’s preparedness to declare the resale registration statement effective and the issuer’s right to suspend the Fund’s use of the resale registration statement if the issuer is pursuing a transaction or some other material non-public event is occurring. Accordingly, PIPE securities may be subject to risks associated with illiquid investments.
Special Purpose Acquisition Companies Risk. The Fund may invest in stock, warrants and other securities of SPACs. SPACs are in essence blank check companies without operating history or ongoing business other than seeking acquisitions. The value of a SPAC’s securities is particularly dependent on the ability of its management to identify and complete a profitable acquisition. There is no guarantee that the SPACs in which the Fund invests will complete an acquisition or that any acquisitions completed by the SPACs in which the Fund invests will be profitable. The values of investments in SPACs may be highly volatile and these investments may also have little or no liquidity.
Stock Risk.  Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.
Tax Risk.  Tax risks associated with investments in the Fund include but are not limited to the following:
MLP Tax Risk.  MLPs are generally treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or a change in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income. This would have the effect of reducing the amount of cash available for distribution by the MLP and could result in a reduction in the value of the Fund’s investment in the MLP and lower income to the Fund.
Distributions from an MLP in excess of the Fund’s basis in the MLP will generally be treated as capital gain. However, a portion of the gain may instead be treated as ordinary income to the extent attributable to certain assets held by the MLP the sale of which would produce ordinary income. To the extent a distribution received by the Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP may be reduced, which will result in an increase in an amount of income or gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes upon the sale of any such interests or upon subsequent distributions in respect of such interests. Furthermore, any return of capital distribution received from the MLP may require the Fund to restate the character of its distributions and amend any shareholder tax reporting previously issued.
Performance
The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Institutional Shares from year to year; and (b) how the average annual total returns of the Fund’s Class A, Class C, Institutional, Investor, Class R and Class R6 Shares compare to those of a regulatorily required broad-based securities market index (S&P 500® Index) (the "Regulatory Benchmark") and the Alerian Midstream Energy Select Index (Total Return, Unhedged, USD) (the “Performance Benchmark”). The Performance Benchmark is generally more representative of the market sectors and/or types of investments in which the Fund invests or to which the Fund has exposure and which the Investment Adviser uses to measure the Fund’s performance. The Fund has included in the table below the performance of the Regulatory Benchmark, which represents a broader measure of market performance, to comply with new regulatory requirements. For additional information about these benchmark indices, please see “Additional Performance and Benchmark Information” on page 19 of the Prospectus. Through June 26, 2020, the Fund had been known as the Goldman Sachs MLP & Energy Fund and certain of the Fund’s strategies differed. Performance information set forth below reflects the Fund’s former strategies prior to that date. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at am.gs.com or by calling the appropriate phone number on the back cover of the Prospectus.

Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.
CALENDAR YEAR (INSTITUTIONAL)

During the periods shown in the chart above:	Returns	Quarter ended
Best Quarter Return	33.46%	June 30, 2020
Worst Quarter Return	-44.44%	March 31, 2020

AVERAGE ANNUAL TOTAL RETURN For the period ended December 31, 2024
	1 Year	5 Years	Since Inception	Inception Date
Class A Shares				9/29/2017
Returns Before Taxes	32.85%	15.91%	10.78%
Returns After Taxes on Distributions	28.79%	13.49%	9.64%
Returns After Taxes on Distributions and Sale of Fund Shares	22.30%	12.07%	8.70%
Class C Shares				9/29/2017
Returns Before Taxes	38.34%	16.37%	10.82%
Institutional Shares				9/29/2017
Returns Before Taxes	41.01%	17.62%	12.04%
Investor Shares				9/29/2017
Returns Before Taxes	40.96%	17.51%	11.92%
Class R Shares				9/29/2017
Returns	40.18%	16.94%	11.36%
Class R6 Shares				9/29/2017
Returns Before Taxes	41.04%	17.63%	12.05%
Alerian Midstream Energy Select Index (Total Return, Unhedged, USD)	24.34%	15.54%	9.28%
S&P 500® Index	24.94%	14.51%	14.31%
Benchmark returns do not reflect any deductions for fees or expenses.
The after-tax returns are for Class A Shares only. The after-tax returns for Class C, Institutional, Investor and Class R6 Shares, and returns for Class R Shares (which are offered exclusively to employee benefit plans), will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund Shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Portfolio Management
Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).
Portfolio Managers:  Kyri Loupis, Managing Director, has managed the Fund since 2017; Matthew Cooper, Vice President, has managed the Fund since 2017; and Akif Irfan, Vice President, has managed the Fund since 2023.
Buying and Selling Fund Shares
The minimum initial investment for Class A and Class C Shares is, generally, $1,000. The minimum initial investment for Institutional Shares is, generally, $1,000,000 for individual or certain institutional investors, alone or in combination with other assets under the management of the Investment Adviser and its affiliates. There is no minimum for initial purchases of Investor, Class R and Class R6

Shares, except for certain institutional investors who purchase Class R6 Shares directly with the Fund’s transfer agent for which the minimum initial investment is $5,000,000. Those share classes with a minimum initial investment requirement do not impose it on certain employee benefit plans, and Institutional Shares do not impose it on certain investment advisers investing on behalf of other accounts.
The minimum subsequent investment for Class A and Class C shareholders is $50, except for certain employee benefit plans, for which there is no minimum. There is no minimum subsequent investment for Institutional, Investor, Class R or Class R6 shareholders.
You may purchase and redeem (sell) shares of the Fund on any business day through certain intermediaries that have a relationship with Goldman Sachs & Co. LLC (“Goldman Sachs”), including banks, trust companies, brokers, registered investment advisers and other financial institutions (“Intermediaries”).
Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Investments through tax-deferred arrangements may become taxable upon withdrawal from such arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through an Intermediary, the Fund and/or its related companies may pay the Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Intermediary’s website for more information.

Investment Management Approach

INVESTMENT OBJECTIVE
The Goldman Sachs MLP Energy Infrastructure Fund and Goldman Sachs Energy Infrastructure Fund each seek total return through current income and capital appreciation. The Funds’ investment objectives may be changed without shareholder approval upon 60 days’ notice.
PRINCIPAL INVESTMENT STRATEGIES
Goldman Sachs MLP Energy Infrastructure Fund
The Fund invests, under normal circumstances, at least 80% of its Net Assets in U.S. and non-U.S. equity or fixed income securities issued by energy infrastructure companies, including MLPs and C-Corps. The Fund’s investments in MLPs will consist of at least 25% of the Fund’s total assets as measured at the time of purchase. The Fund intends to concentrate its investments in the energy sector. Shareholders will be provided with sixty days’ notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.
For purposes of the Fund’s 80% policy discussed above, the Fund’s investments in energy infrastructure companies include U.S. and non-U.S. issuers that: (i) are classified by a third party as operating within the oil and gas storage and transportation, oil and gas equipment and services, and oil and gas refining and marketing sub-industries; or (ii) have at least 50% of their assets, income, sales or profits committed to, or derived from, traditional or alternative midstream (energy infrastructure) businesses, which include businesses that are engaged in the treatment, gathering, compression, processing, transportation, transmission, fractionation, storage, terminalling, wholesale marketing, liquefaction/regasification of natural gas, natural gas liquids, crude oil, refined products or other energy sources as well as businesses engaged in owning, storing and transporting alternative energy sources, such as renewables (wind, solar, hydrogen, geothermal, biomass) and alternative fuels (ethanol, hydrogen, biodiesel).
The Fund’s MLP investments may include MLPs structured as LPs or LLCs; MLPs that are taxed as C-Corps; I-Units issued by MLP affiliates; PIPEs issued by MLPs; and other U.S. and non-U.S. equity and fixed income securities and derivative instruments, including pooled investment vehicles and ETNs that provide exposure to MLPs.
MLPs formed as LPs or LLCs are generally treated as partnerships for U.S. federal income tax purposes. To be treated as a partnership for U.S. federal income tax purposes, an MLP must derive at least 90% of its gross income for each taxable year from qualifying sources, including activities such as the exploration, development, mining, production, processing, refining, transportation, storage and certain marketing of mineral or natural resources. MLPs are generally publicly traded, are regulated by the SEC and must make public filings like any publicly traded corporation.
The Fund may also invest up to 20% of its Net Assets in non-energy infrastructure investments, including equity and fixed income securities of U.S. and non-U.S. companies. Such investments may include issuers in the upstream and downstream sectors of the energy value chain. Upstream energy companies are primarily engaged in the exploration, recovery, development and production of crude oil, natural gas and natural gas liquids. Downstream energy companies are primarily engaged in the refining and retail distribution of natural gas liquids and crude oil.
The Fund’s investments may be of any credit quality, duration or capitalization size. The Fund may also invest in derivatives, including options, futures, forwards, swaps, options on swaps, structured securities and other derivative instruments. While the Fund may invest in derivatives for hedging purposes, the Fund generally does not intend to hedge its exposures. The Fund’s investments in derivatives, pooled investment vehicles, and other investments are counted towards the Fund’s 80% policy to the extent they have economic characteristics similar to the investments included within that policy. The Fund may also invest in privately held companies and companies that only recently began to trade publicly. The Fund may invest in stock, warrants and other securities of special purpose acquisition companies (“SPACs”).
The Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Accordingly, unlike traditional open-end mutual funds, the Fund is subject to U.S. federal income tax on its taxable income at the rates applicable to corporations (at a rate of 21%) as well as state and local income taxes.
THE FUND IS NON-DIVERSIFIED UNDER THE INVESTMENT COMPANY ACT, AND MAY INVEST A LARGER PERCENTAGE OF ITS ASSETS IN FEWER ISSUERS THAN DIVERSIFIED MUTUAL FUNDS.

Investment Management Approach
The Investment Adviser measures the Fund's performance against the Alerian MLP Index (Total Return, Unhedged, USD). The Fund's broad-based securities market index is the S&P 500® Index. The Alerian MLP Index (Total Return, Unhedged, USD) is the leading gauge of energy infrastructure MLPs and is a capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities. The S&P 500® Index is the Standard & Poor’s 500 Composite index of 500 stocks, an unmanaged index of common stock prices.
Goldman Sachs Energy Infrastructure Fund
The Fund invests, under normal circumstances, at least 80% of Net Assets in U.S. and non-U.S. equity or fixed income securities issued by energy infrastructure companies, including MLPs and C-Corps. The Fund’s investments in MLPs will not exceed 25% of the Fund’s total assets as measured at the time of purchase. The Fund intends to concentrate its investments in the energy sector. Shareholders will be provided with sixty days’ notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.
For purposes of the Fund’s 80% policy discussed above, the Fund’s investments in energy infrastructure companies include U.S. and non-U.S. issuers that: (i) are classified by a third party as operating within the oil and gas storage and transportation, oil and gas equipment and services, and oil and gas refining and marketing sub-industries; or (ii) have at least 50% of their assets, income, sales or profits committed to, or derived from, traditional or alternative midstream (energy infrastructure) businesses, which include businesses that are engaged in the treatment, gathering, compression, processing, transportation, transmission, fractionation, storage, terminalling, wholesale marketing, liquefaction/regasification of natural gas, natural gas liquids, crude oil, refined products or other energy sources as well as businesses engaged in owning, storing and transporting alternative energy sources, such as renewables (wind, solar, hydrogen, geothermal, biomass) and alternative fuels (ethanol, hydrogen, biodiesel).
The Fund’s MLP investments may include MLPs structured as LPs or LLCs; MLPs that are taxed as C-Corps; I-Units issued by MLP affiliates; PIPEs issued by MLPs; and other U.S. and non-U.S. equity and fixed income securities and derivative instruments, including pooled investment vehicles and ETNs that provide exposure to MLPs.
The Fund may also invest up to 20% of its Net Assets in non-energy infrastructure investments, including equity and fixed income securities of U.S. and non-U.S. companies. Such investments may include issuers in the upstream and downstream sectors of the energy value chain. Upstream energy companies are primarily engaged in the exploration, recovery, development and production of crude oil, natural gas and natural gas liquids. Downstream energy companies are primarily engaged in the refining and retail distribution of natural gas liquids and crude oil.
The Fund’s investments may be of any credit quality, duration or capitalization size. The Fund may also invest in derivatives, including options, futures, forwards, swaps, options on swaps, structured securities and other derivative instruments. While the Fund may invest in derivatives for hedging purposes, the Fund generally does not intend to hedge its exposures. The Fund’s investments in derivatives, pooled investment vehicles, and other investments are counted towards the Fund’s 80% policy to the extent they have economic characteristics similar to the investments included within that policy. The Fund may also invest in privately held companies and companies that only recently began to trade publicly. The Fund may invest in stock, warrants and other securities of SPACs.
THE FUND IS NON-DIVERSIFIED UNDER THE INVESTMENT COMPANY, AND MAY INVEST A LARGER PERCENTAGE OF ITS ASSETS IN FEWER ISSUERS THAN DIVERSIFIED MUTUAL FUNDS.
The Investment Adviser measures the Fund's performance against the Alerian Midstream Energy Select Index (Total Return, Unhedged, USD). The Fund's broad-based securities market index is the S&P 500® Index. The Alerian Midstream Energy Select Index (Total Return, Unhedged, USD) is a composite of North American energy infrastructure companies and is a capped, float-adjusted, capitalization-weighted index, whose constituents are engaged in midstream activities involving energy commodities. The S&P 500® Index is the Standard & Poor’s 500 Composite index of 500 stocks, an unmanaged index of common stock prices.
ALL FUNDS
The Funds may, from time to time, take temporary defensive positions that are inconsistent with the Funds’ principal investment strategies in attempting to respond to adverse market, political or other conditions. For temporary defensive purposes, each Fund may invest up to 100% of its total assets in securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”), commercial paper rated at least A-2 by S&P Global Ratings (“Standard & Poor’s”), P-2 by Moody’s Investors Service, Inc. (“Moody’s”) or having a comparable credit rating by another nationally recognized statistical rating organization (“NRSRO”) (or if unrated, determined by the Investment Adviser to be of comparable credit quality), certificates of deposit, bankers’ acceptances, repurchase agreements, non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year, ETFs and other investment companies and cash items. When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

Equity securities include common stocks (including depositary receipts evidencing ownership of common stock), preferred stocks and other preferred securities, convertible securities, rights and warrants, and other securities, such as hybrid securities and trust preferred securities, believed to have equity-like characteristics. Equity securities also include investments in affiliated and unaffiliated investment companies including ETFs that invest in equity securities.
Fixed income securities include securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”), including agency issued adjustable rate and fixed rate mortgage-backed securities or other mortgage-related securities (“Agency Mortgage- Backed Securities”), municipal securities, corporate notes, privately issued adjustable rate and fixed rate mortgage-backed securities or other mortgage-related securities (“Private Mortgage-Backed Securities” and, together with Agency Mortgage-Backed Securities, “Mortgage-Backed Securities”), commercial paper, fixed and floating rate asset- backed securities (including collateralized loan obligations), high yield non-investment grade fixed income securities (i.e., securities rated BB+, Ba1 or below by an NRSRO or, if unrated, determined by the Investment Adviser to be of comparable credit quality), sovereign and corporate debt securities, and other U.S. dollar denominated debt instruments of emerging market countries. Fixed income securities also include investments in affiliated and unaffiliated investment companies including ETFs that invest in fixed income securities.
Investment Philosophy
Evaluate Overall Energy Trends
The Goldman Sachs Energy & Infrastructure Team examines the capital spending patterns of the upstream oil and gas industry to identify areas with growing oil and gas production and to identify those areas that are out of favor. Through this process, the team aims to understand potential shifts in regional supply and demand balances. In particular, the team monitors supply and demand trends across multiple commodities, including crude oil, refined products, natural gas, natural gas liquids, and coal, identifying short-term and long-term trends and potential impacts across the entire energy value chain. The upstream oil and gas industry encompasses exploration, recovery, development and production of crude oil, natural gas and natural gas liquids. This may include searching for potential underground or underwater oil and gas fields, drilling of exploratory wells, and operation of wells that recover and bring the crude oil and/or raw natural gas to the surface.
Establish Implications for Energy Infrastructure
Having identified supply and demand trends, the team then assesses the implications of these trends across the energy value chain for the purposes of:
◼
Product or Commodity Exposure Selection
Depending upon which product or commodity the upstream oil and gas industry is directing the majority of its investment dollars towards, the team determines the sub-sectors in the midstream oil and gas industry.
◼
Functional Exposure Selection
Even for a given commodity, different parts of the infrastructure value chain experience varying demand over time. For instance, in the early stages of development of oil and gas fields, “gathering” infrastructure is most in demand. As development accelerates, other parts of the infrastructure value chain such as “long-haul pipelines” and “storage” infrastructure experience greater demand. Understanding the development cycle enables the team to focus on assets with the appropriate functional exposure.
◼
Regional Exposure Selection
Identifying areas experiencing production growth and regions that are out favor helps the team:
— Determine which regions are more likely to demonstrate increased demand for energy infrastructure
— Identify regions with redundant infrastructure that may eventually manifest in lower cash flows due to the shifts in supply and demand balances
Identify Specific Companies for Investment
Having established an understanding of how supply and demand patterns could shift over time and their implications for energy infrastructure, the team undertakes detailed bottom-up analysis of individual companies with exposure to the trends identified. This process helps identify companies with potential for above-average distribution growth over multiple years and also helps isolate potential trouble spots. Specifically, the team:
◼
Creates and maintains proprietary financial models on companies within the investment universe and develops independent income and cash flow estimates which are then used to benchmark companies’ actual results
◼
Spends considerable time engaging in dialogue with management teams to gain a better understanding of companies’ strategic direction, attitude towards capital stewardship, and other aspects such as propensity for acquisitions, etc.
◼
Employs multiple valuation methodologies including discounted cash flow analysis, yield-based valuation, and other cash flow-based metrics to estimate fair value of target companies
◼
Monitors the health of target companies’ balance sheets, availability of liquidity, access to debt and equity markets, and other similar factors

Investment Management Approach
Buy/Sell Discipline
The team believes in balancing growth with other important attributes, including reliability of current distributions, credit ratings and leverage and considers those factors when evaluating potential investments.
Similarly, deterioration in growth prospects, falling distribution coverage, limited liquidity in the face of increasing capital expenditure commitments, and rising leverage are examples of signals that the team relies on in deciding whether or not to sell a position.
ADDITIONAL FEES AND EXPENSES INFORMATION
Differences in the “Expense Limitation” ratios across a Fund’s share classes are the result of, among other things, the effect of mathematical rounding on the daily accrual of expense reimbursement, particularly in respect to share classes with small amounts of assets.
Differences in the “Other Expenses” ratios across a Fund’s share classes are the result of, among other things, contractual differences in transfer agency fees and/or the effect of mathematical rounding on the daily accrual of certain expenses, particularly in respect to share classes with small amounts of assets.
ADDITIONAL PERFORMANCE AND BENCHMARK INFORMATION
Note that the “Best Quarter” and “Worst Quarter” figures shown in the “Performance” section of a Fund’s Summary section are applicable only to the time period covered by the bar chart.
These definitions apply to the after-tax returns shown in the “Performance” section of a Fund’s Summary section.
Average Annual Total Returns Before Taxes.  These returns do not reflect taxes on distributions on a Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.
Average Annual Total Returns After Taxes on Distributions.  These returns assume that taxes are paid on distributions on a Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Class A Shares at the end of the performance period.
Average Annual Total Returns After Taxes on Distributions and Sale of Shares.  These returns reflect taxes paid on distributions on a Fund’s Class A Shares and taxes applicable when the shares are redeemed (sold).
Note on Tax Rates.  The after-tax performance figures are calculated using the historically highest individual federal marginal income tax rates at the time of the distributions and do not reflect state and local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.
Note on Benchmarks.  References in the Prospectus to a Fund’s Regulatory or Performance Benchmarks (or any other benchmark) are for informational purposes only, and unless otherwise noted, are not an indication of how a particular Fund is managed or a particular Fund’s risk characteristics.
OTHER INVESTMENT PRACTICES AND SECURITIES
Although each Fund’s principal investment strategies are described in the Fund’s Summary—Principal Strategy and Investment Management Approach—Principal Investment Strategies sections of the Prospectus, the following tables identify some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. Numbers in these tables show allowable usage only; for actual usage, consult the Funds’ most recently filed Form N-CSR. For more information about these and other investment practices and securities, see Appendix A.
Each Fund publishes on its website (am.gs.com) complete portfolio holdings for the Fund as of the end of each calendar quarter subject to a fifteen calendar-day lag between the date of the information and the date on which the information is disclosed. In addition, each Fund publishes on its website month-end top ten holdings subject to a fifteen calendar-day lag between the date of the information and the date on which the information is disclosed. In addition, a description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ SAI.

10  Percent of total assets (including securities lending collateral) (italic type)
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)
•   No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund
	MLP Energy Infrastructure Fund	Energy Infrastructure Fund
Investment Practices
Borrowings	33 1∕3	33 1∕3
Credit, Equity, Index, Interest Rate and Total Return Swaps and Options on Swaps	•	•
Custodial Receipts and Trust Certificates	•	•
Futures Contracts and Options and Swaps on Futures Contracts	•	•
Illiquid Investments*	15	15
Interest Rate Caps, Floors and Collars	•	•
Investment Company Securities (including ETFs)[1]	10	10
Mortgage Dollar Rolls	•	•
Options[2]	•	•
Preferred Stock, Warrants and Stock Purchase Rights	•	•
Repurchase Agreements	•	•
Securities Lending[3]		33 1∕3
Short Sales Against the Box	25	25
Unseasoned Companies	•	•
When-Issued Securities and Forward Commitments	•	•
*
Illiquid investments are any investments that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investments.
1
This percentage limitation does not apply to the Funds’ investments in investment companies (including ETFs) where a higher percentage limitation is permitted under the Investment Company Act or rules, regulations or exemptive relief thereunder.
2
Each Fund may sell call and put options and purchase call and put options on securities and securities indices in which it may invest.
3
The Energy Infrastructure Fund may engage in securities lending.

Investment Management Approach

10 Percent of total assets (including securities lending collateral) (italic type)
10 Percent of net assets (including borrowings for investment purposes) (roman type)
•  No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund
	MLP Energy Infrastructure Fund	Energy Infrastructure Fund
Investment Securities
Bank Obligations[1]	•	•
Commodity-Linked Derivatives Instruments	•	•
Convertible Securities	•	•
Corporate Debt Obligations	•	•
Depository Receipts	•	•
Derivatives	•	•
Emerging Country Securities	•	•
Equity Investments	•	•
Fixed Income Securities	•	•
Foreign Securities	•	•
Master Limited Partnerships (“MLPs”) Investments	•	25
Non-Investment Grade Fixed Income Securities[2]	•	•
Pre-IPO Investments (including late-stage private equity securities)	•	•
Private Investment in Public Equities (“PIPEs”)	•	•
Real Estate Investment Trusts (“REITs”)	•	•
Special Purpose Acquisition Companies (“SPACs”)	•	•
Structured Securities (which may include equity linked notes)[3]	•	•
Swaps and Options on Swaps	•	•
Temporary Investments	•	•
U.S. Government Securities	•	•
1
The Funds may invest in bank obligations issued by U.S. or foreign banks.
2
May be BB+ or lower by Standard & Poor’s, Ba1 or lower by Moody’s or have a comparable credit rating by another NRSRO at the time of investment.
3
Structured securities are not subject to the same minimum credit quality requirements as the Fund’s investments in fixed income securities.

Risks of the Funds
Loss of money is a risk of investing in the Fund (which, for the remainder of this Prospectus, refers to one or more of the Funds offered in this Prospectus). An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other governmental agency. The principal risks of the Fund are discussed in the Summary section of the Prospectus. The following section provides additional information on the risks that apply to the Fund, which may result in a loss of your investment. The risks applicable to the Fund are presented below in alphabetical order, and not in the order of importance or potential exposure. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.
✓ Principal Risk • Additional Risk	MLP Energy Infrastructure Fund	Energy Infrastructure Fund
Commodity Sector	•	•
Credit/Default	✓	✓
Cybersecurity	•	•
Derivatives	✓	✓
Dividend-Paying Investments	✓	✓
Emerging Countries	•	•
Energy Sector	✓	✓
Foreign	✓	✓
Infrastructure Company	✓	✓
Initial Public Offering (“IPO”)	•	•
Interest Rate	✓	✓
Investment Style	✓	✓
Large Shareholder Transactions	✓	✓
Liquidity	✓	✓
Management	•	•
Market	✓	✓
Master Limited Partnership	✓	✓
Mid-Cap and Small-Cap	✓	✓
Natural Resources	•	•
NAV	•	•
Non-Diversification	✓	✓
Non-Investment Grade Fixed Income Securities	•	•
Other Investment Companies	•	✓
Portfolio Turnover Rate Risk	✓
Pre-IPO Investments	•	•
Private Investment in Public Equities	✓	✓
Special Purpose Acquisition Companies (“SPACs”)	✓	✓
Stock	✓	✓
Strategy	✓
Tax	✓	✓
U.S. Government Securities	•	•
◼
Commodity Sector Risk—Exposure to the commodities markets may subject the Fund to greater volatility than investments in more traditional securities. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and other restrictions on trade, sanctions and international economic, business, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies and global events such as war, military conflict and geopolitical disputes. The energy sector can be significantly affected by changes in the prices and supplies of oil and other energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations, policies of the Organization of Petroleum Exporting Countries (“OPEC”) and relationships among OPEC members and between OPEC and oil-importing nations. The metals sector can be affected by sharp price volatility over short periods caused by global economic, financial and political factors, resource availability, government regulation, economic cycles, changes in inflation or expectations about inflation in various countries, interest rates, currency fluctuations, metal sales by governments, central banks or international agencies, investment speculation and fluctuations in industrial and

Risks of the Funds
commercial supply and demand. Commodity-linked investments are often offered by companies in the financial services sector, including the banking, brokerage and insurance sectors. As a result, events affecting issuers in the financial services sector may cause the Fund’s share value to fluctuate. Although investments in commodities typically move in different directions than traditional equity and debt securities, when the value of those traditional securities is declining due to adverse economic conditions, there is no guarantee that these investments will perform in that manner, and at certain times the price movements of commodity-linked investments have been parallel to those of debt and equity securities.
◼
Credit/Default Risk—An issuer or guarantor of fixed income securities or instruments held by the Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal or default on any other obligation. The credit quality of the Fund’s portfolio securities or instruments may meet the Fund’s credit quality requirements at the time of purchase but then deteriorate thereafter, and such a deterioration can occur rapidly. In certain instances, the downgrading or default of a single holding or guarantor of the Fund’s holdings may impair the Fund’s liquidity and have the potential to cause significant NAV deterioration. These risks are heightened in market environments where interest rates are rising as well as in connection with the Fund’s investments in non-investment grade fixed income securities.
◼
Cybersecurity Risk—The Fund may be susceptible to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among others, stealing or corrupting confidential information and other data that is maintained online or digitally for financial gain, denial-of-service attacks on websites causing operational disruption, and the unauthorized release of confidential information and other data. Cyber-attacks have the ability to cause significant disruptions and impact business operations; to result in financial losses; to prevent shareholders from transacting business; to interfere with the Fund’s calculation of NAV; and to lead to violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs. Cyber-attacks affecting the Fund or its Investment Adviser, custodian, Transfer Agent, or other third-party service providers may adversely impact the Fund and its shareholders.
◼
Derivatives Risk—The Fund’s use of options, futures, options on futures, forwards, swaps, options on swaps, structured securities and other similar instruments (collectively referred to in this paragraph as “derivatives”) may result in losses, including due to adverse market movements. Derivatives, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other assets and instruments, may increase market exposure and be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying assets or instruments may produce disproportionate losses to the Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill, or lacks the capacity or authority to fulfill, its contractual obligations, liquidity risk, which includes the risk that the Fund will not be able to close its derivatives position when it is advantageous to do so, and risks arising from margin requirements, which include the risk that the Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. The Funds may use derivatives for both hedging and non-hedging purposes.
The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments, and there is no guarantee that the use of derivatives will achieve their intended result. If the Investment Adviser is incorrect in its expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, the use of derivatives could result in losses, which in some cases may be significant. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of the derivatives or other instruments used by the Investment Adviser to replicate the performance of a particular asset class may not accurately track the performance of that asset class.
The use of derivatives is also subject to operational and legal risks. Operational risks generally refer to risks related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error. Legal risks generally refer to risks of loss resulting from insufficient documentation or legality or enforceability of a contract.
◼
Dividend-Paying Investments Risk—The Fund’s investments in dividend-paying securities could cause the Fund to underperform other funds that invest in similar asset classes but employ a different investment style. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. For example, in response to the outbreak of a novel strain of coronavirus (known as COVID-19), the U.S. Government passed the Coronavirus Aid, Relief and Economic Security Act in March 2020, which established loan programs for certain issuers impacted by COVID-19. Among other conditions, borrowers under these loan programs are generally restricted from paying dividends. The adoption of new legislation could further limit or restrict the ability of issuers to pay dividends. To the extent that dividend-paying securities are concentrated in only a few market sectors, the Fund may be subject to the risks of volatile economic cycles and/or conditions or developments that may be particular to a sector to a greater extent than if its investments were diversified across different sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. A sharp rise in interest rates or an economic downturn could cause an issuer to abruptly reduce or eliminate its dividend. This may limit the ability of the Fund to produce current income.
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Emerging Countries Risk—Investments in securities of issuers located in, or otherwise economically tied to, emerging countries are subject to the risks associated with investments in foreign securities. The securities markets of most emerging countries are less liquid, developed and efficient, are subject to greater price volatility, and have smaller market capitalizations. In addition, emerging markets and frontier countries may have more or less government regulation and generally do not impose as extensive and frequent accounting, auditing, financial and other reporting requirements as the securities markets of more developed countries. As a result, there could be less information available about issuers in emerging and frontier market countries, which could negatively affect the Investment Adviser’s ability to evaluate local companies or their potential impact on the Fund’s performance. Further, investments in securities of issuers located in certain emerging countries involve the risk of loss resulting from problems in share registration, settlement or custody, substantial economic, political and social disruptions and the imposition of exchange controls (including repatriation restrictions). The legal remedies for investors in emerging and frontier markets may be more limited than the remedies available in the U.S., and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited. These risks are not normally associated with investments in more developed countries. For more information about these risks, see Appendix A.
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Energy Sector Risk—The Fund concentrates its investments in the energy sector, and will therefore be susceptible to adverse economic, business, social, political, environmental, regulatory or other occurrences affecting that sector. The energy sector has historically experienced substantial price volatility. At times, the performance of these investments may lag the performance of other sectors or the market as a whole. MLPs, energy infrastructure companies and other companies operating in the energy sector are subject to market or other specific risks, including, among others: fluctuations in commodity prices and/or interest rates; increased governmental or environmental regulation or policy; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; declines in domestic or foreign production or consumption; slowdowns in new construction; extreme weather or other natural disasters; consumer preferences; and threats of attack by terrorists and state-sponsored actors on energy assets. Energy companies can be significantly affected by the supply of, and demand for, particular energy products (such as oil and natural gas), which may result in overproduction or underproduction. Additionally, changes in the regulatory environment for energy companies may adversely impact their profitability. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy companies.
During periods of heightened volatility, energy producers that are burdened with debt may seek bankruptcy relief. Bankruptcy laws may permit the revocation or renegotiation of contracts between energy producers and MLPs/energy infrastructure companies, which could have a dramatic impact on the ability of MLPs/energy infrastructure companies to pay distributions to its investors, including the Fund, which in turn could impact the ability of the Fund to pay dividends and dramatically impact the value of the Fund’s investments.
MLPs may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. Changes in existing laws, regulations or enforcement policies governing the energy sector could significantly increase the compliance costs of MLPs. Certain MLPs could, from time to time, be held responsible for implementing remediation measures, the cost of which may not be recoverable from insurance. The Fund will select its investments in MLPs from the current small pool of issuers. Demand for investment opportunities in MLPs that operate energy-related businesses may exceed supply, which could make it difficult to operate the Fund.
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Foreign Risk—When the Fund invests in foreign securities, it may be subject to risk of loss not typically associated with U.S. issuers. Loss may result because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; less liquid, developed or efficient trading markets; greater volatility; and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from, among other things, deteriorating economic and business conditions in other countries, including the United States, regional and global conflicts, the imposition of sanctions, exchange controls (including repatriation restrictions), foreign taxes, confiscation of assets and property, trade restrictions (including tariffs), expropriations and other government restrictions by the United States and other governments, higher transaction costs, difficulty enforcing contractual obligations or from problems in share registration, settlement or custody. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. These types of measures may include, but are not limited to, banning a sanctioned country from global payment systems that facilitate cross-border payments, restricting the settlement of securities transactions by certain investors, and freezing the assets of particular countries, entities, or persons. The imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country, downgrades in the credit ratings of the sanctioned country or companies located in or economically tied to the sanctioned country, devaluation of the sanctioned country’s currency, and

Risks of the Funds
increased market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. The Fund or the Investment Adviser may determine not to invest in, or may limit its overall investment in, a particular issuer, country or geographic region due to, among other things, heightened risks regarding sanctions, repatriation restrictions, confiscation of assets and property, expropriation or nationalization. Geopolitical developments in certain countries in which a Fund may invest have caused, or may in the future cause, significant volatility in financial markets. These and other geopolitical developments, including regional armed conflict in Europe and elsewhere, could negatively impact the value of the Fund’s investments.
The Fund's investments in foreign securities may also be subject to foreign currency risk, the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund may have exposure to foreign currencies) to decline in value. Foreign risks will normally be greatest when the Fund invests in securities of issuers located in emerging countries. For more information about these risks, see Appendix A.
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Infrastructure Company Risk—Infrastructure companies are susceptible to various factors that may negatively impact their businesses or operations, including costs associated with compliance with and changes in environmental, governmental and other regulations, rising interest costs in connection with capital construction and improvement programs, government budgetary constraints that impact publicly funded projects, the effects of general economic conditions throughout the world, surplus capacity and depletion concerns, increased competition from other providers of services, uncertainties regarding the availability of fuel and other natural resources at reasonable prices, the effects of energy conservation policies, unfavorable tax laws or accounting policies and high leverage.
Infrastructure companies will also be affected by innovations in technology that could render the way in which a company delivers a product or service obsolete, significant changes to the number of ultimate end-users of a company’s products, inexperience with and potential losses resulting from a developing deregulatory environment, increased susceptibility to terrorist attacks and natural or man-made disasters and other natural risks (including earthquakes, floods, lightning, hurricanes, tsunamis and wind). Infrastructure companies also face operating risks, including the risk of fire, explosions, leaks, mining and drilling accidents or other catastrophic events.
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IPO Risk—The market value of shares issued in an IPO may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about a company’s business model, quality of management, earnings growth potential, and other criteria used to evaluate its investment prospects. The purchase of IPO shares may involve high transaction costs. Investments in IPO shares, which are subject to market risk and liquidity risk, involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.
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Interest Rate Risk—When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates and/or volatility. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than funds with a shorter average portfolio duration. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.
It is difficult to predict the magnitude, timing or direction of interest rate changes and the impact these changes will have on the markets in which the Fund invests.
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Investment Style Risk—Different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles. The Fund intends to employ a blend of growth and value investment styles depending on market conditions, either of which may fall out of favor from time to time. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Growth companies are often expected by investors to increase their earnings at a certain rate. When these expectations are not met, investors can punish the stocks inordinately even if earnings showed an absolute increase. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.
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Large Shareholder Transactions Risk—The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to the Fund and shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.
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Liquidity Risk—The Fund may invest in securities or instruments that trade in lower volumes, that are less liquid than other investments and/or that may become illiquid or less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The Fund’s transactions in securities that trade in lower volumes may be executed over a period of time, which could impact the prices at which the Fund transacts. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security or instrument at all. An inability to sell one or more portfolio positions can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.
Illiquidity can be caused by a drop in overall market trading volume, an inability to find a willing buyer, or legal restrictions on the securities’ resale. To the extent that the traditional dealer counterparties that engage in fixed income trading do not maintain inventories of bonds (which provide an important indication of their ability to “make markets”) that keep pace with the growth of the bond markets over time, relatively low levels of dealer inventories could lead to decreased liquidity and increased volatility in the fixed income markets. Additionally, market participants other than the Fund may attempt to sell fixed income holdings at the same time as the Fund, which could cause downward pricing pressure and contribute to decreased liquidity.
During certain periods, the liquidity of particular issuers or industries, or all securities within particular investment categories, may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events (including periods of rapid interest rate changes), or adverse investor perceptions, whether or not accurate.
Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, declining prices of the securities sold, an unusually high volume of redemption requests, or other reasons. The Fund reserves the right to meet redemption requests through in-kind distributions. While a Fund may pay redemptions in kind in the future, the Fund may instead choose to raise cash to meet redemption requests through sales of portfolio securities or permissible borrowings. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests.
Certain shareholders, including clients or affiliates of the Investment Adviser and/or other funds managed by the Investment Adviser, may from time to time own or control a significant percentage of a Fund’s shares. Redemptions by these shareholders of their shares of a Fund may further increase the Fund’s liquidity risk and may impact the Fund’s NAV. These shareholders may include, for example, institutional investors, funds of funds, discretionary advisory clients and other shareholders whose buy-sell decisions are controlled by a single decision-maker.
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Management Risk—A strategy used by the Investment Adviser may fail to produce the intended results.
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Market Risk—The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors, governments or countries and/or general economic conditions throughout the world. Price changes may be temporary or last for extended periods. The Fund’s investments may be overweighted from time to time in one or more sectors, countries or regions, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors, countries or regions.
Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Furthermore, local, regional and global events such as war, military conflict, geopolitical disputes, acts of terrorism, social or political unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, sanctions

Risks of the Funds
or the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments, could also adversely impact issuers, markets and economies, including in ways that cannot necessarily be foreseen. The Fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such conditions, events and actions may result in greater market risk.
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Master Limited Partnership Risk— Investments in securities of an MLP involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price, resulting from regulatory changes or other reasons. Certain MLP securities may trade in lower volumes due to their smaller capitalizations. Accordingly, those MLPs may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price. Investment in those MLPs may restrict a Fund’s ability to take advantage of other investment opportunities. MLPs are generally considered interest-rate sensitive investments that generally rely on capital markets to finance capital expenditures and growth opportunities. During periods of interest rate volatility, limited capital markets access and/or low commodities pricing, these investments may not provide attractive returns.
To the extent a distribution received by a Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP may be reduced, which will result in an increase in an amount of income or gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes upon the sale of any such interests or upon subsequent distributions in respect of such interests. Furthermore, any return of capital distribution received from the MLP may require a Fund to restate the character of its distributions and amend any shareholder tax reporting previously issued. Moreover, a change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which could result in a reduction of the value of a Fund’s investment in the MLP and lower income to the Fund.
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Mid-Cap and Small-Cap Risk—The securities of mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-capitalization and small-capitalization companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund's portfolio. Generally, the smaller the company size, the greater these risks become.
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Natural Resources Risk—The Fund may invest in MLPs and companies principally engaged in owning or developing non-energy natural resources (including timber and minerals) and industrial materials, or supplying goods or services to such companies. The Fund’s investments in natural resources issuers (including MLPs) will be subject to the risk that prices of these investments may fluctuate widely in response to the level and volatility of commodity prices; exchange rates; import controls; domestic and global competition; environmental regulation and liability for environmental damage; mandated expenditures for safety or pollution control; the success of exploration projects; depletion of resources; tax policies; and other governmental regulation. Investments in natural resources issuers can be significantly affected by changes in the supply of or demand for natural resources. The value of investments in natural resources issuers may be adversely affected by a change in inflation.
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NAV Risk—The NAV of the Fund and the value of your investment will fluctuate.
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Non-Diversification Risk—The Fund is non-diversified, which means it is permitted to invest a larger percentage of its assets in one or more issuers or in fewer issuers than diversified mutual funds. As a result of the relatively small number of issuers in which the Fund generally invests, it may be subject to greater risks than a more diversified fund. A change in the value of any single investment held by the Fund may have a greater effect on the overall value of the Fund than it would on a diversified mutual fund that holds more investments. In particular, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and may be susceptible to greater losses because of these developments.
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Non-Investment Grade Fixed Income Securities Risk—Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity. These securities structured as zero-coupon bonds or pay-in-kind securities may require the Fund to make taxable distributions of imputed income without receiving any corresponding cash. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund to the extent necessary in order to seek to ensure that it distributes sufficient income that it does not become subject to U.S. federal income or excise tax.
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Other Investment Companies Risk—By investing in other investment companies (including ETFs) indirectly through the Fund, investors will incur a proportionate share of the expenses of the other investment companies held by the Fund (including operating costs and investment management fees) in addition to the fees and expenses regularly borne by the Fund. In addition, the Fund will be affected by the investment policies, practices and performance of such investment companies in direct proportion to the amount of assets the Fund invests therein.
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Portfolio Turnover Rate Risk— A high rate of portfolio turnover involves correspondingly greater expenses which must be borne by the Fund and its shareholders, and is also likely to result in short-term capital gains taxable to shareholders.
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Pre-IPO Investments Risk—The Fund may invest in privately held companies, including companies that may issue shares in IPOs. Investments in pre-IPO shares involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. Investments in these companies are less liquid and difficult to value, and there is significantly less information available about these companies’ business models, quality of management, earnings growth potential, and other criteria used to evaluate their investment prospects. Although there is a potential the pre-IPO shares that the Fund buys may increase in value if the company does issue shares in an IPO, IPOs are risky and volatile and may cause the value of the Fund’s investments to decrease significantly. Moreover, because pre-IPO shares are generally not freely or publicly tradeable, the Fund may not have access to purchase or the ability to sell these shares in the amounts or at the prices the Fund desires. The companies that the Fund anticipates holding successful IPOs may not ever issue shares in an IPO and a liquid market for their shares may never develop, which may negatively affect the price at which the Fund can sell these shares and make it more difficult to sell these shares, which could also adversely affect the Fund’s liquidity.
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Private Investment in Public Equities Risk—The Fund may invest in private investments in public equities (“PIPE”). PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, typically at a discount to the market price of the company’s common stock. In a PIPE transaction, the Fund may bear the price risk from the time of pricing until the time of closing. Equity issued in this manner is often subject to transfer restrictions and is therefore relatively less liquid than equity issued through a registered public offering. In a PIPE transaction, the Fund may bear the price risk from the time of pricing until the time of closing. The Fund may be subject to lock-up agreements that prohibit transfers for a fixed period of time. In addition, because the sale of the securities in a PIPE transaction is not registered under the Securities Act, the securities are “restricted” and cannot be immediately resold by the investors into the public markets. The Fund may enter into a registration rights agreement with the issuer pursuant to which the issuer commits to file a resale registration statement allowing the Fund to publicly resell its securities. Accordingly, PIPE securities may be deemed illiquid. However, the ability of the Fund to freely transfer the shares is conditioned upon, among other things, the SEC’s preparedness to declare the resale registration statement effective covering the resale, from time to time, of the shares sold in the private financing and the issuer’s right to suspend the Fund’s use of the resale registration statement if the issuer is pursuing a transaction or some other material non-public event is occurring. Accordingly, PIPE securities may be subject to risks associated with illiquid investments.
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Special Purpose Acquisition Companies Risk—The Fund may invest in stock, warrants, and other securities of SPACs. A SPAC is typically a publicly traded company that raises funds through an IPO for the purpose of acquiring or merging with another company to be identified subsequent to the SPAC’s IPO. Because SPACs and similar entities are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. An investment in a SPAC is subject to a variety of risks, including that (i) prior to any acquisition or merger, a SPAC’s assets are typically invested in U.S. government securities, money market funds and similar investments whose returns or yields may be significantly lower than those of the Fund’s other investments; (ii) the Fund generally will not receive significant income from its investments in SPACs (both prior to and after any acquisition or merger) and, therefore, the Fund’s investments in SPACs will not significantly contribute to the Fund’s distributions to shareholders; (iii) attractive acquisition or merger targets may become scarce if the number of SPACs seeking to acquire operating businesses increases; (iv) an attractive acquisition or merger target may not be identified at all, in which case the SPAC will be required to return any remaining monies to shareholders (unless such shareholders approve alternative arrangements), and the Fund may be subject to opportunity costs to the extent that alternative investments would have produced higher returns; (v) if an acquisition or merger target is identified, the Fund may elect not to participate in, or vote to approve, the proposed transaction or the Fund may be required to divest its interests in the SPAC, due to regulatory or other considerations, in which case the Fund may not reap any resulting benefits; (vi) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (vii) an investment in a SPAC may be diluted by additional, later offerings of securities by the SPAC or by other investors exercising existing rights to purchase securities of the SPAC; (viii) a significant portion of the funds raised by the SPAC

Risks of the Funds
may be expended during the search for a target acquisition or merger; (ix) only a thinly traded market for shares of or interests in a SPAC may develop, or there may be no market at all, leaving the Fund unable to sell its interest in a SPAC or to sell its interest only at a lower price; and (x) the values of investments in SPACs may be highly volatile and may depreciate significantly over time. In addition, the Fund may obtain certain private rights and other interests issued by a SPAC (commonly referred to as “founder shares”), which may be subject to forfeiture or expire worthless and which generally have more limited liquidity than SPAC shares issued in an IPO.
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Stock Risk—Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future. Stock prices may fluctuate from time to time in response to the activities of individual companies and in response to general market and economic conditions. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments, and the stock prices of such companies may suffer a decline in response.
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Strategy Risk—The MLP Energy Infrastructure Fund’s strategy of investing primarily in MLPs, resulting in its being taxed as a corporation, or a “C” corporation, rather than as a regulated investment company for U.S. federal income tax purposes, is a relatively new investment strategy for funds. This strategy involves complicated accounting, tax and valuation issues. Volatility in the NAV may be experienced because of the use of estimates at various times during a given year that may result in unexpected and potentially significant consequences for the Fund and its shareholders. To the extent that accounting, tax or valuation practices change, there could be a material adverse consequence on the Fund and its shareholders.
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Tax Risk—Tax risks associated with investments in the Fund include but are not limited to the following:
MLP Tax Risk. Much of the benefit that a Fund may derive from its investment in equity securities of MLPs is a result of MLPs generally being treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or a change in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. If any MLP in which a Fund invests were treated as a corporation for U.S. federal income tax purposes, it could result in a reduction of the value of the Fund’s investment in the MLP and lower income to the Fund.
Distributions from an MLP in excess of the Fund’s basis in the MLP will generally be treated as capital gain. However, a portion of the gain may instead be treated as ordinary income to the extent attributable to certain assets held by the MLP the sale of which would produce ordinary income. To the extent a distribution received by a Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP may be reduced, which will result in an increase in an amount of income or gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes upon the sale of any such interests or upon subsequent distributions in respect of such interests. Furthermore, any return of capital distribution received from the MLP may require a Fund to restate the character of its distributions and amend any shareholder tax reporting previously issued.
Investment in MLP C Corporations. As discussed above, the MLP Energy Infrastructure Fund may invest in MLPs taxed as C corporations. Such MLPs are obligated to pay federal income tax on their taxable income at the corporate tax rate and the amount of cash available for distribution by such MLPs would generally be reduced by any such tax. Additionally, distributions received by the Fund would be taxed under federal income tax laws applicable to corporate dividends (as dividend income, potentially subject to the corporate dividends received deduction, return of capital, or capital gain). Thus, investment in MLPs taxed as C corporations could result in a reduction of the value of your investment in the Fund and lower income, as compared to investments in MLPs that are classified as partnerships for tax purposes.
Fund Structure Risk. Unlike traditional mutual funds that are structured as regulated investment companies for U.S. federal income tax purposes, the MLP Energy Infrastructure Fund will be taxable as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. This means the Fund generally will be subject to U.S. federal income tax on its taxable income at the rates applicable to corporations (at a rate of 21%), and will also be subject to state and local income taxes.
Tax Estimation/NAV Risk. In calculating the MLP Energy Infrastructure Fund’s NAV, the Fund will, among other things, account for its current taxes and deferred tax liability and/or asset balances. The Fund will accrue a deferred income tax liability balance, at the then effective statutory U.S. federal income tax rate (at a rate of 21%) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on interests of MLPs considered to be return of capital and for any net operating gains. Any deferred tax liability balance will reduce the Fund’s NAV. The Fund may also accrue a deferred tax asset balance, which reflects an estimate of the Fund’s future tax benefit associated with net operating losses and unrealized losses. Any deferred tax asset balance will increase the Fund’s NAV. To the extent the Fund has a deferred tax asset balance, consideration is given as to whether or not a valuation allowance, which would offset the value of some or all of the deferred tax asset balance, is required. The Fund will rely to some extent on information provided by MLPs, which may not be provided to the Fund on a timely basis, to estimate current taxes and deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its NAV. The daily estimate of the Fund’s current taxes and deferred tax liability and/or asset balances used to calculate the Fund’s NAV could vary significantly from the Fund’s actual tax liability or benefit, and, as a result, the determination of the Fund’s actual tax liability or benefit may have a material impact on the Fund’s NAV. From time to time, the Fund may modify its estimates or assumptions regarding its current taxes and deferred tax liability and/or asset balances as new information becomes available, which modifications in estimates or assumptions may have a material impact on the Fund’s NAV. Shareholders who redeem their shares at a NAV that is based on estimates of the Fund’s current taxes and deferred tax liability and/or asset balances may benefit at the expense of remaining shareholders (or remaining shareholders may benefit at the expense of redeeming shareholders) if the estimates are later revised or ultimately differ from the Fund’s actual current taxes and tax liability and/or asset balances.
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U.S. Government Securities Risk—The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities issued by those agencies, instrumentalities and sponsored enterprises, including those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks, are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that issuers of U.S. Government Securities will not have the funds to meet their payment obligations in the future. Fannie Mae and Freddie Mac have been operating under conservatorship, with the Federal Housing Finance Agency (“FHFA”) acting as their conservator, since September 2008. The entities are dependent upon the continued support of the U.S. Department of the Treasury and FHFA in order to continue their business operations. These factors, among others, could affect the future status and role of Fannie Mae and Freddie Mac and the value of their securities and the securities which they guarantee. Additionally, the U.S. government and its agencies and instrumentalities do not guarantee the market values of their securities, which may fluctuate.
More information about the Fund’s portfolio securities and investment techniques, and its associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

Service Providers

INVESTMENT ADVISER

Investment Adviser	Funds
Goldman Sachs Asset Management, L.P. (“GSAM”) 200 West Street New York, NY 10282	MLP Energy Infrastructure Fund Energy Infrastructure Fund
GSAM has been registered as an investment adviser with the SEC since 1990 and is an indirect, wholly-owned subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman Sachs. Founded in 1869, The Goldman Sachs Group, Inc. is a publicly-held financial holding company and a leading global investment banking, securities and investment management firm. As of December 31, 2024, GSAM, including its investment advisory affiliates, had assets under supervision of approximately $2.82 trillion.
The Investment Adviser provides day-to-day advice regarding the Fund’s portfolio transactions. The Investment Adviser makes the investment decisions for the Fund and places purchase and sale orders for the Fund’s portfolio transactions in the U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any executing brokers, dealers, futures commission merchants or other counterparties, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Fund, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs (subject to legal, internal, regulatory and Chinese Wall restrictions), and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.
The Investment Adviser also performs the following additional services for the Fund (to the extent not performed by others pursuant to agreements with the Fund):
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Supervises all non-advisory operations of the Fund
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Provides personnel to perform necessary executive, administrative and clerical services to the Fund
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Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities
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Maintains the records of the Fund
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Provides office space and all necessary office equipment and services
An investment in the Fund may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. The use of certain investment strategies that involve manual or additional processing, such as over-the-counter derivatives, increases these risks. Although the Fund attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The Fund and its shareholders could be negatively impacted as a result.
From time to time, Goldman Sachs or its affiliates may invest “seed” capital in the Fund. These investments are generally intended to enable the Fund to commence investment operations and achieve sufficient scale. Goldman Sachs and its affiliates may hedge the exposure of the seed capital invested in the Fund by, among other things, taking an offsetting position in the benchmark of the Fund.

MANAGEMENT FEES AND OTHER EXPENSES
As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Fund’s average daily net assets):
Fund	Contractual Management Fee Annual Rate	Average Daily Net Assets	Actual Rate For the Fiscal Period Ended November 30, 2024*
MLP Energy Infrastructure Fund	1.00%	First $1 Billion	0.96%
	0.90%	Next $1 Billion
	0.86%	Next $3 Billion
	0.84%	Next $3 Billion
	0.82%	Over $8 Billion
Energy Infrastructure Fund	1.00%	First $1 Billion	1.00%
	0.90%	Next $1 Billion
	0.86%	Next $3 Billion
	0.84%	Next $3 Billion
	0.82%	Over $8 Billion
*
The Actual Rate may not correlate to the Contractual Management Fee Annual Rate as a result of management fee waivers that may be in effect from time to time.
The Investment Adviser has agreed to waive a portion of its management fee equal to any management fees it earns as an investment adviser to any of the affiliated funds in which the Energy Infrastructure Fund invests, except those management fees it earns from the Fund’s investments of cash collateral received in connection with securities lending transactions in affiliated funds. This arrangement will remain in effect through at least March 30, 2026, and prior to such date, the Investment Adviser may not terminate this arrangement without the approval of the Board of Trustees.
In addition to the management fee waiver described above, the Investment Adviser may (i) waive an additional portion of its management fee with respect to the Energy Infrastructure Fund; and (ii) waive a portion of its management fee with respect to the MLP Energy Infrastructure Fund, including fees earned as an investment adviser to any affiliated funds in which the MLP Energy Infrastructure Fund may invest, from time to time, and may discontinue or modify any such waivers in the future, consistent with the terms of any fee waiver arrangements that may be in place.
A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Funds is available in each Fund’s Form N-CSR dated November 30, 2024.
The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.064% and 0.064% of average daily net assets for the MLP Energy Infrastructure Fund and the Energy Infrastructure Fund, respectively, through at least March 30, 2026, and prior to such date, the Investment Adviser may not terminate these arrangements without the approval of the Board of Trustees. The expense limitations may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so. A Fund’s “Other Expenses” may be further reduced by any custody and transfer agency fee credits received by the Fund.

Service Providers
FUND MANAGERS
The individuals jointly and primarily responsible for the day-to-day management of the Fund are listed below. The Fund's portfolio managers' individual responsibilities may differ and may include, among other things, security selection, asset allocation, risk budgeting and general oversight of the management of the Fund’s portfolios.
Energy & Infrastructure Team
Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
Kyri Loupis Managing Director	Portfolio Manager— MLP Energy Infrastructure Energy Infrastructure	Since 2013 2017	Mr. Loupis joined the Investment Adviser in 2009. He is a portfolio manager on the Energy & Infrastructure Team.
Matthew Cooper Vice President	Portfolio Manager— MLP Energy Infrastructure Energy Infrastructure	Since 2014 2017	Mr. Cooper joined the Investment Adviser in 2013. He is a portfolio manager on the Energy & Infrastructure Team.
Christopher A. Schiesser Vice President	Portfolio Manager— MLP Energy Infrastructure	Since 2023	Mr. Schiesser joined the Investment Adviser in 2015. He is a portfolio manager on the Energy & Infrastructure Team.
Akif Irfan Vice President	Portfolio Manager— Energy Infrastructure	Since 2023	Mr. Irfan joined the Investment Adviser in 2011. He is a portfolio manager on the Energy & Infrastructure Team.
For information about portfolio manager compensation, other accounts managed by the portfolio managers and portfolio manager ownership of securities in the Fund, see the SAI.
DISTRIBUTOR AND TRANSFER AGENT
Goldman Sachs, 200 West Street, New York, NY 10282, serves as the exclusive distributor (the “Distributor”) of the Fund's shares. Goldman Sachs, 71 South Wacker Drive, Suite 1200, Chicago, IL 60606, also serves as the Fund's transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.
For its transfer agency services, Goldman Sachs is entitled to receive a transfer agency fee equal, on an annualized basis, to 0.03% of average daily net assets with respect to Class R6 Shares, 0.04% of average daily net assets with respect to the Institutional Shares and 0.15% of average daily net assets with respect to the Class A, Class C, Investor and Class R Shares.
From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs and its affiliates reserve the right to redeem at any time some or all of the shares acquired for their own accounts.
ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS
The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs will present conflicts of interest with respect to a Fund and will, under certain circumstances, limit a Fund’s investment activities. Goldman Sachs is a worldwide full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and individuals. As such, it acts as a broker-dealer, investment adviser, investment banker, underwriter, research provider, administrator, financier, adviser, market maker, trader, prime broker, derivatives dealer, clearing agent, lender, counterparty, agent, principal, distributor, investor or in other commercial capacities for accounts or companies (including Fund portfolio companies) or affiliated or unaffiliated investment funds (including pooled investment vehicles and private funds) in which one or more accounts, including the Funds, invest. In those and other capacities, Goldman Sachs and its affiliates advise and deal with clients and third parties in all markets and transactions and purchase, sell, hold and recommend a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for their own accounts or for the accounts of their customers and have other direct and indirect interests in the global fixed income, currency, commodity, equities, bank loans and other markets and the securities and issuers in which a Fund may directly and indirectly invest. Thus, it is expected that each Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs and its affiliates perform or seek to perform investment banking or other services. The Investment Adviser and/or certain of its affiliates are the managers of the Goldman Sachs Funds (as defined below). The Investment Adviser and its affiliates earn fees from this and other relationships with the Funds. Although management fees paid by the Funds to the Investment Adviser and certain other fees paid to the Investment Adviser’s affiliates are based on asset levels, the fees are not directly contingent on Fund performance, and the Investment Adviser and its affiliates will still receive significant compensation from a Fund even if shareholders lose money. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of a Fund and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as a Fund. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Fund. The results of a Fund’s investment activities, therefore, will likely differ from those of Goldman Sachs, its affiliates, and other accounts managed by Goldman Sachs, and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, a Fund may enter into transactions in which Goldman Sachs and its affiliates or their other clients have an adverse interest. For example, a Fund may take a long position in a security at the same time that Goldman Sachs and its affiliates or other accounts managed by the Investment Adviser or its affiliates take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may, individually or in the aggregate, adversely impact a Fund. Transactions by one or more Goldman Sachs-advised clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Fund. A Fund’s activities will, under certain circumstances, be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs and its affiliates also provide a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it are expected to create markets or specialize in, have positions in and/or effect transactions in, securities of issuers held by a Fund, and will likely also perform or seek to perform investment banking and financial services for one or more of those issuers. Goldman Sachs and its affiliates are expected to have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend a Fund or who engage in transactions with or for a Fund. For more information about conflicts of interest, see the section titled “Potential Conflicts of Interest” in the SAI.
The Funds will, from time to time, make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Funds’ portfolio investment transactions, in accordance with applicable law.
Under a securities lending program, the Energy Infrastructure Fund has retained an affiliate of the Investment Adviser to serve as a securities lending agent for the Fund to the extent that the Fund engages in the securities lending program. For these services, the lending agent would receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. The Board of Trustees periodically reviews reports on portfolio securities loan transactions for which an affiliated lending agent has acted as lending agent.

Distributions
The MLP Energy Infrastructure Fund pays distributions from its investment income. The Energy Infrastructure Fund pays distributions from its net investment income and from net realized capital gains. You may choose to have distributions paid in:
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Cash
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Additional shares of the same class of the Fund
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Shares of the same or an equivalent class of another Goldman Sachs Fund. Special restrictions may apply. See the SAI.
You may indicate your election on your account application. Any changes may be submitted in writing, or via telephone in some instances, to the Transfer Agent (either directly or through your Authorized Institution) at any time before the record date for a particular distribution. If you do not indicate any choice, your distributions will be reinvested automatically in the Fund. If cash distributions are elected with respect to the Fund’s distributions from net investment income, then cash distributions must also be elected with respect to the net short-term capital gains component, if any, of the Fund’s annual distributions.
The election to reinvest distributions in additional shares will not affect the tax treatment of such distributions, which will be treated as received by you and then used to purchase the shares.
Distributions from investment income of the MLP Energy Infrastructure Fund, if any, are normally declared and paid quarterly. Distributions from net investment income and from net capital gains of the Energy Infrastructure Fund, if any, are normally declared and paid at least semi-annually and annually, respectively. In addition, the Funds may occasionally make a distribution at a time when it is not normally made.
MLP Energy Infrastructure Fund
The MLP Energy Infrastructure Fund currently anticipates making distributions to its shareholders each fiscal quarter (February, May, August, November) of substantially all of the Fund’s distributable cash flow received as cash distributions from MLPs, interest payments received on debt securities owned by the Fund and other payments on securities owned by the Fund. For additional information about the tax treatment of distributions made by the MLP Energy Infrastructure Fund, please see the discussion in the “Taxation” section.
Energy Infrastructure Fund
In addition to the net investment income dividends declared and paid at least semi-annually, the Energy Infrastructure Fund may also earn additional net investment income throughout the year. Any additional net investment income will be distributed annually as a declared event and paid to shareholders of record for such events.
From time to time a portion of the Fund’s distributions may constitute a return of capital for tax purposes, and/or may include amounts in excess of the Fund’s net investment income for the period calculated in accordance with generally accepted accounting principles (GAAP).
When you purchase shares of the Fund, part of the NAV per share may be represented by undistributed income and/or realized gains that have previously been earned by the Fund. Therefore, subsequent distributions on such shares from such income and/or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

Shareholder Guide
The following section will provide you with answers to some of the most frequently asked questions regarding buying and selling the Funds' shares.
How To Buy Shares
Shares Offering
Shares of the Funds are continuously offered through the Distributor. The Funds and the Distributor will have the sole right to accept orders to purchase shares and reserve the right to reject any purchase order in whole or in part.
How Can I Purchase Shares Of The Funds?
You may purchase shares of the Funds through certain intermediaries that have a relationship with Goldman Sachs, including banks, trust companies, brokers, registered investment advisers and other financial institutions (“Intermediaries”). Certain Intermediaries have been authorized by Goldman Sachs Trust (the “Trust”) to accept purchase, redemption or exchange orders on behalf of the Funds for their customers (“Authorized Institutions”), and if approved by the Funds, may designate other financial intermediaries to accept such orders. You should contact your Intermediary to learn whether it is authorized to accept orders on behalf of the Funds (i.e., an Authorized Institution). In order to make an initial investment in a Fund you must furnish to your Intermediary the information in the account application.
The decision as to which class to purchase depends on the amount you invest, the intended length of the investment and your personal situation. You should contact your Intermediary to discuss which share class option is right for you.
Note: Intermediaries may receive different compensation for selling different share classes.
To open an account, contact your Intermediary. Customers of an Intermediary will normally give their order instructions to the Intermediary, and the Intermediary will, in turn, place the order with the Transfer Agent. Intermediaries are responsible for transmitting accepted orders and payments to the Transfer Agent within the time period agreed upon by them and will set times by which orders and payments must be received by them from their customers. The Trust, Transfer Agent, Investment Adviser and their affiliates will not be responsible for any loss in connection with orders that are not transmitted to the Transfer Agent by an Intermediary on a timely basis.
A Fund will be deemed to have received an order for purchase, redemption or exchange of Fund shares when the order is accepted in “proper form” by the Transfer Agent (or, if applicable, by an Authorized Institution) on a business day, and the order will be priced at the Fund’s current NAV per share (adjusted for any applicable sales charge) next determined after acceptance by the Transfer Agent (or, if applicable, by an Authorized Institution). For shareholders that place trades directly with a Fund’s Transfer Agent, proper form generally means that specific trade details and customer identifying information must be received by the Transfer Agent at the time an order is submitted. Intermediaries of the Funds may have different requirements regarding what constitutes proper form for trade instructions. Please contact your Intermediary for more information.
For purchases by check, the Funds will not accept checks drawn on foreign banks, third party checks, temporary checks, cash or cash equivalents; e.g., cashier’s checks, official bank checks, money orders, traveler’s cheques or credit card checks. In limited situations involving the transfer of retirement assets, a Fund may accept cashier’s checks or official bank checks.
Investor and Class R Shares are not sold directly to the public. Instead, Investor and Class R Shares generally are available only to Section 401(k), 403(b), 457, profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, non-qualified deferred compensation plans and non-qualified pension plans or other employee benefit plans (including health savings accounts) or SIMPLE plans that are sponsored by one or more employers (including governmental or church employers) or employee organizations (“Employee Benefit Plans”). Investor Shares may also be sold to accounts established under a fee-based program that is sponsored and maintained by an Intermediary that has entered into a contractual relationship with Goldman Sachs to offer such shares through such programs (“Eligible Fee-Based Program”). Investor and Class R Shares are not available to traditional and Roth Individual Retirement Accounts (“IRAs”), SEPs and SARSEPs; except that Investor Shares are available to such accounts or plans to the extent they are purchased through an Eligible Fee-Based Program. Employee Benefit Plans and Eligible Fee-Based Programs must purchase Investor or Class R Shares through an Intermediary using a plan level or omnibus account.
Employee Benefit Plans generally may open an account and purchase Investor and/or Class R Shares through Intermediaries, financial planners, Employee Benefit Plan administrators and other financial intermediaries. Investor and/or Class R Shares may not be available through certain Intermediaries.

Shareholder Guide
Class R6 Shares are generally available to the following investors who purchase shares of the Funds through certain Intermediaries that have a contractual relationship with Goldman Sachs, including banks, trust companies, brokers, registered investment advisers and other financial institutions, using a plan level or omnibus account, unless otherwise noted below.
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Investors who purchase Class R6 Shares through an Eligible Fee-Based Program;
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Employee Benefit Plans;
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Registered investment companies or bank collective trusts investing directly with the Transfer Agent;
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Institutional investors, including companies, foundations, endowments, municipalities, trusts and other entities, investing at least $5,000,000 directly with the Transfer Agent; and
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Other investors at the discretion of the Trust’s officers.
Class R6 Shares may not be available through certain Intermediaries. For the purposes of Class R6 Shares eligibility, the term “Intermediary” does not include Goldman Sachs or its affiliates and Class R6 Shares will not be available to clients of Goldman Sachs Private Wealth Management, The Goldman Sachs Trust Company, N.A., The Goldman Sachs Trust Company of Delaware or Goldman Sachs Wealth Services, L.P.
What Is My Minimum Investment In The Funds?
For each of your accounts investing in Class A or Class C Shares, the following investment minimums must be met:
	Initial	Additional*
Regular Accounts	$1,000	$50
Employee Benefit Plans	No Minimum	No Minimum
Uniform Gift/Transfer to Minors Accounts (UGMA/UTMA)	$250	$50
Individual Retirement Accounts and Coverdell ESAs	$250	$50
Automatic Investment Plan Accounts	$250	$50
*
No minimum additional investment requirements are imposed with respect to investors trading through Intermediaries who aggregate shares in omnibus or similar accounts (e.g., employee benefit plan accounts, wrap program accounts or traditional brokerage house accounts). A maximum purchase limitation of $1,000,000 in the aggregate normally applies to purchases of Class C Shares across all Goldman Sachs Funds.
For Institutional Shares, the minimum initial investment is $1,000,000 for individual or Institutional Investors, alone or in combination with other assets under the management of the Investment Adviser and its affiliates, except that no initial minimum will be imposed on (i) Employee Benefit Plans that hold their Institutional Shares through plan-level or omnibus accounts; or (ii) investment advisers investing for accounts for which they receive asset-based fees where the investment adviser or its Intermediary purchases Institutional Shares through an omnibus account. For this purpose, “Institutional Investors” shall include “wrap” account sponsors (provided they have an agreement covering the arrangement with the Distributor); corporations; qualified non-profit organizations, charitable trusts, foundations and endowments; any state, county or city, or any instrumentality, department, authority or agency thereof; and banks, trust companies or other depository institutions investing for their own account or on behalf of their clients.
No minimum amount is required for initial purchases in Investor, Class R and Class R6 Shares (except as provided below) or additional investments in Institutional, Investor, Class R or Class R6 Shares.
For Class R6 Shares, the minimum initial investment is $5,000,000 for institutional investors, including companies, foundations, endowments, municipalities, trusts and other entities who purchase Class R6 Shares directly with the Transfer Agent.
The minimum investment requirement for Class A, Class C and Institutional Shares may be waived for (i) Goldman Sachs, its affiliates (including the Trust) or their respective Trustees, officers, partners, directors or employees (including retired employees and former partners), as well as certain individuals related to such investors, including spouses or domestic partners, minor children including those of their domestic partners, other family members residing in the same household, and/or financial dependents, provided that all of the above are designated as such with an Intermediary or the Funds’ Transfer Agent; (ii) advisory clients of Goldman Sachs Private Wealth Management and accounts for which The Goldman Sachs Trust Company, N.A. acts in a fiduciary capacity (i.e., as agent or trustee); (iii) certain mutual fund “wrap” programs at the discretion of the Trust’s officers; and (iv) other investors at the discretion of the Trust’s officers. No minimum amount is required for additional investments in such accounts.
What Should I Know When I Purchase Shares Through An Intermediary?
If shares of a Fund are held in an account maintained and serviced by your Intermediary, all recordkeeping, transaction processing and payments of distributions relating to your account will be performed by your Intermediary, and not by a Fund and its Transfer Agent. Since the Funds will have no record of your transactions, you should contact your Intermediary to purchase, redeem or exchange shares, to make changes in or give instructions concerning your account or to obtain information about your account. The transfer of shares from an account with one Intermediary to an account with another Intermediary involves special procedures and may require you to obtain historical purchase information about the shares in the account from your Intermediary. If your Intermediary’s relationship with Goldman Sachs is terminated, and you do not transfer your account to another Intermediary, the Trust reserves the right to redeem your shares. The Trust will not be responsible for any loss in an investor’s account or tax liability resulting from a redemption.
Intermediaries that invest in shares on behalf of their customers may charge brokerage commissions or other fees directly to their customer accounts in connection with their investments. You should contact your Intermediary for information regarding such charges, as these fees, if any, may affect the return such customers realize with respect to their investments.
The Investment Adviser, Distributor and/or their affiliates may make payments or provide services to Intermediaries and other persons to promote the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds, except that the Investment Adviser, Distributor and their affiliates do not make such payments on behalf of Class R6 Shares. These payments are made out of the Investment Adviser’s, Distributor’s and/or their affiliates’ own assets, and are not an additional charge to the Funds. The payments are in addition to the distribution and service fees and sales charges described in the Prospectus. Such payments are intended to compensate Intermediaries and other persons for, among other things: marketing shares of the Funds and other Goldman Sachs Funds, which may consist of payments relating to the Funds’ inclusion on preferred or recommended fund lists or in certain sales programs sponsored by the recipients; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; the provision of analytical or other data to the Investment Adviser or its affiliates relating to sales of shares of the Funds and other Goldman Sachs Funds; the support or purchase of technology platforms/software; and/or other specified services intended to assist in the distribution and marketing of the Funds and other Goldman Sachs Funds, including provision of consultative services to the Investment Adviser or its affiliates relating to marketing and/or sale of shares of the Funds and other Goldman Sachs Funds. The payments may also, to the extent permitted by applicable regulations, sponsor various trainings and educational programs. The payments by the Investment Adviser, Distributor and/or their affiliates, which are in addition to the fees paid for these services by the Funds, may also compensate Intermediaries and other persons for sub-accounting, sub-transfer agency, administrative, shareholder processing and/or recordkeeping services. These additional payments may exceed amounts earned on these assets by the Investment Adviser, Distributor and/or their affiliates for the performance of these or similar services. The amount of these additional payments is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through the recipients. In addition, certain Intermediaries may have access to certain services from the Investment Adviser, Distributor and/or their affiliates, including research reports, economic analysis, and portfolio analysis, portfolio construction and similar tools and software. In certain cases, the Intermediaries may not pay for these products. Please refer to the “Payments to Intermediaries” section of the SAI for more information about these and similar payments and services.
The payments made by the Investment Adviser, Distributor and/or their affiliates and the services provided by an Intermediary or other person may differ for different Intermediaries and other persons. The presence of these and similar payments, receipt of these services and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative, salesperson or other person to highlight, feature or recommend Funds based, at least in part, on the level of compensation paid. You should contact your Intermediary, or any other person that provides services to you, for more information about the payments it receives and any potential conflicts of interest.
You may be required to pay a commission directly to a broker or financial intermediary for effecting transactions in Institutional Shares. In addition to Institutional Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance) and are entitled to different services than Institutional Shares. Information regarding these other share classes is included in the Prospectus for the applicable share class and may also be obtained from your Intermediary or from Goldman Sachs by calling the number on the back cover of the Prospectus.
What Else Should I Know About Share Purchases?
The Trust reserves the right to:
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Refuse to open an account or require an Intermediary to refuse to open an account if you fail to (i) provide a taxpayer identification number, a Social Security Number or other government-issued identification (e.g., for an individual, a driver’s license or passport); or (ii) certify that such number or other information is correct (if required to do so under applicable law).
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Reject or restrict any purchase or exchange order by a particular purchaser (or group of related purchasers) for any reason in its discretion. Without limiting the foregoing, the Trust may reject or restrict purchase and exchange orders by a particular purchaser (or group of related purchasers) when a pattern of frequent purchases, sales or exchanges of shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent redemption might be, of a size that would disrupt the management of a Fund.
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Close a Fund to new investors from time to time and reopen any such Fund whenever it is deemed appropriate by the Investment Adviser.
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Provide for, modify or waive the minimum investment requirements.

Shareholder Guide
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Modify the manner in which shares are offered.
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Modify the sales charge rate applicable to future purchases of shares.
Shares of the Funds are only registered for sale in the United States and certain of its territories. Generally, shares of the Funds will only be offered or sold to “U.S. persons” and all offerings or other solicitation activities will be conducted within the United States, in accordance with the rules and regulations of the Securities Act of 1933, as amended (“Securities Act”).
A Fund may allow you to purchase shares through an Intermediary with securities instead of cash if consistent with the Fund’s investment policies and operations and approved by the Investment Adviser.
Notwithstanding the foregoing, the Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders.
Please be advised that abandoned or unclaimed property laws for certain states (to which your account may be subject) require financial organizations to transfer (escheat) unclaimed property (including shares of a Fund) to the appropriate state if no activity occurs in an account for a period of time specified by state law. For IRA accounts escheated to a state under these abandoned property laws, the escheatment will generally be treated as a taxable distribution to you; federal and any applicable state income tax will be withheld. This may apply to your Roth IRA as well.
Customer Identification Program.  Federal law requires the Funds to obtain, verify and record identifying information for certain investors, which will be reviewed solely for customer identification purposes, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other information, for each investor who opens an account directly with the Funds. Applications without the required information may not be accepted by the Funds. Throughout the life of your account, the Funds may request updated identifying information in accordance with their Customer Identification Program. After accepting an application, to the extent permitted by applicable law or their Customer Identification Program, the Funds reserve the right to: (i) place limits on transactions in any account until the identity of the investor is verified; (ii) refuse an investment in the Funds; or (iii) involuntarily redeem an investor’s shares and close an account in the event that the Funds are unable to verify an investor’s identity or are unable to obtain all required information. The Funds and their agents will not be responsible for any loss or tax liability in an investor’s account resulting from the investor’s delay in providing all required information or from closing an account and redeeming an investor’s shares pursuant to their Customer Identification Program.
How Are Shares Priced?
The price you pay when you buy shares is a Fund’s next-determined NAV per share (as adjusted for any applicable sales charge) after the Transfer Agent (or, if applicable, an Authorized Institution) has received and accepted your order in proper form. The price you receive when you sell shares is a Fund’s next-determined NAV per share (adjusted for any applicable CDSCs) after the Transfer Agent (or, if applicable, an Authorized Institution) has received and accepted your order in proper form, with the redemption proceeds reduced by any applicable charges (e.g., CDSCs). Each class generally calculates its NAV as follows:
NAV =	(Value of Assets of the Class) – (Liabilities of the Class)
Number of Outstanding Shares of the Class
A Fund’s investments for which market quotations are readily available are valued at market value on the basis of quotations provided by pricing sources. If accurate quotations are not readily available, if the Funds’ fund accounting agent is unable for other reasons to facilitate pricing of individual securities or calculate a Fund’s NAV, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined in good faith under valuation procedures approved by the Board of Trustees. Thus, such pricing may be based on subjective judgments and it is possible that the prices resulting from such valuation procedures may differ materially from the value realized on a sale. Cases where there is no clear indication of the value of a Fund’s investments include, among others, situations where a security or other asset or liability does not have a price source or a price is unavailable.
Equity securities listed on an exchange are generally valued at the last available sale price on the exchange on which they are principally traded.
To the extent a Fund invests in foreign equity securities, “fair value” prices will be provided by an independent third-party pricing (fair value) service in accordance with the fair value procedures approved by the Board of Trustees. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV.

Fixed income securities are generally valued on the basis of prices (including evaluated prices) and quotations provided by pricing services or securities dealers. Pricing services may use matrix pricing or valuation models, which utilize certain inputs and assumptions, including, but not limited to, yield or price with respect to comparable fixed income securities, to determine current value. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a Fund may hold or transact in such securities in smaller odd lot sizes. Odd lots may trade at lower prices than institutional round lots.
Investments in other open-end registered investment companies (if any), excluding investments in ETFs, are valued based on the NAV of those open-end registered investment companies (which may use fair value pricing as discussed in their prospectuses). Investments in ETFs will generally be valued at the last sale price or official closing price on the exchange on which they are principally traded.
In addition, the Investment Adviser, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or unscheduled market closings; equipment failures; natural or man made disasters or acts of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; ratings downgrades; bankruptcies; and trading limits or suspensions.
One effect of using an independent third-party pricing (fair value) service and fair valuation may be to reduce stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, it involves the risk that the values used by a Fund to price its investments may be different from those used by other investment companies and investors to price the same investments.
Please note the following with respect to the price at which your transactions are processed:
◼
NAV per share of each share class is generally calculated by a Fund’s fund accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) or such other times as the New York Stock Exchange or NASDAQ market may officially close. Fund shares will generally not be priced on any day the New York Stock Exchange is closed.
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The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted.
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The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.
Consistent with industry practice, investment transactions not settling on the same day are recorded and factored into a Fund’s NAV on the business day following trade date (T+1). The use of T+1 accounting generally does not, but may, result in a NAV that differs materially from the NAV that would result if all transactions were reflected on their trade dates.
Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than its regularly scheduled closing time. In the event the New York Stock Exchange does not open for business, the Trust may, but is not required to, open a Fund for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during this situation, please call the appropriate phone number located on the back cover of the Prospectus.
Foreign securities may trade in their local markets on days a Fund is closed. As a result, if a Fund holds foreign securities, its NAV may be impacted on days when investors may not purchase or redeem Fund shares.
Each Fund relies on various sources to calculate its NAV. The ability of a Fund’s fund accounting agent to calculate the NAV per share of each share class of the Fund is subject to operational risks associated with processing or human errors, systems or technology failures, cyber attacks and errors caused by third party service providers, data sources, or trading counterparties. Such failures may result in delays in the calculation of a Fund’s NAV and/or the inability to calculate NAV over extended time periods. A Fund may be unable to recover any losses associated with such failure. In addition, if the third-party service providers and/or data sources upon which a Fund directly or indirectly relies to calculate its NAV or price individual securities are unavailable or otherwise unable to calculate the NAV correctly, it may be necessary for alternative procedures to be utilized to price the securities at the time of determining the Fund’s NAV.

Shareholder Guide
Common Questions Applicable to the Purchase of Class A Shares
What Is The Offering Price Of Class A Shares?
The offering price of Class A Shares of each Fund is the next determined NAV per share plus an initial sales charge paid to Goldman Sachs at the time of purchase of shares. The sales charge varies depending upon the amount you purchase. In some cases, described below, the initial sales charge may be eliminated altogether, and the offering price will be the NAV per share. The current sales charges and commissions paid to Intermediaries for Class A Shares of the Funds are as follows:
Amount of Purchase (including sales charge, if any)	Sales Charge as Percentage of Offering Price	Sales Charge as Percentage of Net Amount Invested	Maximum Dealer Allowance as Percentage of Offering Price*
Less than $50,000	5.50%	5.82%	5.00%
$50,000 up to (but less than) $100,000	4.75	4.99	4.00
$100,000 up to (but less than) $250,000	3.75	3.90	3.00
$250,000 up to (but less than) $500,000	2.75	2.83	2.25
$500,000 up to (but less than) $1 million	2.00	2.04	1.75
$1 million or more	0.00**	0.00**	***

*
Dealer’s allowance may be changed periodically. During special promotions, the entire sales charge may be reallowed to Intermediaries. Intermediaries to whom substantially the entire sales charge is reallowed may be deemed to be “underwriters” under the Securities Act.
**
No sales charge is payable at the time of purchase of Class A Shares of $1 million or more, but a CDSC of 1.00% may be imposed in the event of certain redemptions within 18 months. For more information about Class A Shares’ CDSCs, please see “What Else Do I Need To Know About Class A Shares’ CDSC?” below.
***
The Distributor may pay a one-time commission to Intermediaries who initiate or are responsible for purchases of $1 million or more of shares of the Funds equal to 1.00% of the amount under $3 million, 0.50% of the next $2 million, and 0.25% thereafter. In instances where this one-time commission is not paid to a particular Intermediary (including Goldman Sachs’ Private Wealth Management Unit), the CDSC on Class A Shares, generally, will be waived. The Distributor may also pay, with respect to all or a portion of the amount purchased, a commission in accordance with the foregoing schedule to Intermediaries who initiate or are responsible for purchases by Employee Benefit Plans investing in the MLP Energy Infrastructure Fund which satisfy the criteria set forth below in “When Are Class A Shares Not Subject To A Sales Load?” or $1 million or more by certain “wrap” accounts. Purchases by such plans will be made at NAV with no initial sales charge, but if shares are redeemed within 18 months, a CDSC of 1.00% may be imposed upon the plan, the plan sponsor or the third-party administrator. In addition, Intermediaries will remit to the Distributor such payments received in connection with “wrap” accounts in the event that shares are redeemed within 18 months.
Different Intermediaries may impose different sales charges. These variations are described in Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts.
You should note that the actual sales charge that appears in your mutual fund transaction confirmation may differ slightly from the rate disclosed above in the Prospectus due to rounding calculations.
As indicated in the preceding chart, and as discussed further below and in the section titled “How Can The Sales Charge On Class A Shares Be Reduced?” and in Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts, you may, under certain circumstances, be entitled to pay reduced sales charges on your purchases of Class A Shares or have those charges waived entirely. To take advantage of these discounts, your Intermediary must notify the Funds’ Transfer Agent at the time of your purchase order that a discount may apply to your current purchases. You may also be required to provide appropriate documentation to receive these discounts, including:
(i)
Information or records regarding shares of the Funds or other Goldman Sachs Funds held in all accounts (e.g., retirement accounts) of the shareholder at all Intermediaries; or
(ii)
Information or records regarding shares of the Funds or other Goldman Sachs Funds held at any Intermediary by related parties of the shareholder, such as members of the same family or household.
What Else Do I Need To Know About Class A Shares’ CDSC?
Purchases of $1 million or more of Class A Shares will be made at NAV with no initial sales charge. However, if you redeem shares within 18 months after the beginning of the month in which the purchase was made, a CDSC of 1.00% may be imposed. The CDSC may not be imposed if your Intermediary agrees with the Distributor to return all or an applicable prorated portion of its commission to the Distributor. The CDSC is waived on redemptions in certain circumstances. See “In What Situations May The CDSC On Class A Or C Shares Be Waived Or Reduced?” below and, if you hold shares through an Intermediary, see Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts.

When Are Class A Shares Not Subject To A Sales Load?
Class A Shares of the Funds may be sold at NAV without payment of any sales charge to the following individuals and entities:
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Goldman Sachs, its affiliates or their respective officers, partners, directors or employees (including retired employees and former partners), any partnership of which Goldman Sachs is a general partner, any Trustee or officer of the Trust and designated family members of any of these individuals;
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Qualified employee benefit plans of Goldman Sachs;
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Trustees or directors of investment companies for which Goldman Sachs or an affiliate acts as sponsor;
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Any employee or registered representative of any Intermediary (or such Intermediaries’ affiliates and subsidiaries) or their respective spouses or domestic partners, children and parents;
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Banks, trust companies or other types of depository institutions;
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Any state, county or city, or any instrumentality, department, authority or agency thereof, which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of a Fund;
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Employee Benefit Plans other than Employee Benefit Plans that purchase Class A Shares through brokerage relationships in which sales charges are customarily imposed. Under such circumstances, Plans will be assessed sales charges as described further in “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares;”
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Investors who purchase Class A Shares through an omnibus account sponsored by an Intermediary that has an agreement with the Distributor covering such investors to offer Class A Shares without charging an initial sales charge;
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Insurance company separate accounts that make the Funds available as an underlying investment in certain group annuity contracts;
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“Wrap” accounts for the benefit of clients of broker-dealers, financial institutions or financial planners, provided they have entered into an agreement with GSAM specifying aggregate minimums and certain operating policies and standards;
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Investment advisers investing for accounts for which they receive asset-based fees;
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Accounts over which GSAM or its advisory affiliates have investment discretion;
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Shareholders who roll over distributions from any tax-qualified Employee Benefit Plan or tax-sheltered annuity to an IRA which invests in the Goldman Sachs Funds if the tax-qualified Employee Benefit Plan or tax-sheltered annuity receives administrative services provided by certain third party administrators that have entered into a special service arrangement with Goldman Sachs relating to such plan or annuity;
◼
State sponsored 529 college savings plans;
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Investors that purchase Class A Shares through the GS Retirement Plan Plus and Goldman Sachs 401(k) Programs;
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Former shareholders of certain funds who (i) received shares of a Goldman Sachs Fund in connection with a reorganization of an acquired fund into a Goldman Sachs Fund, (ii) had previously qualified for purchases of Class A Shares of the acquired funds without the imposition of a sales load under the guidelines of the applicable acquired fund family, and (iii) as of August 24, 2012 held their Goldman Sachs Fund shares directly with the Goldman Sachs Funds’ Transfer Agent, as long as they continue to hold the shares directly at the Transfer Agent.
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Investors who purchase Class A Shares in accounts that are no longer associated with an Intermediary and held direct at the Transfer Agent, including retirement accounts.
You must certify eligibility for any of the above exemptions on your account application and notify your Intermediary and the Funds if you no longer are eligible for the exemption. You may be eligible for different or additional exemptions based on your Intermediary; see Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts.
A Fund will grant you an exemption subject to confirmation of your eligibility by your Intermediary. You may be charged a fee by your Intermediary.
How Can The Sales Charge On Class A Shares Be Reduced?
◼
Right of Accumulation: When buying Class A Shares in Goldman Sachs Funds, your current aggregate investment determines the initial sales load you pay. You may qualify for reduced sales charges when the current market value of holdings across Class A Shares and/or Class C Shares, plus new purchases, reaches $50,000 or more. Class A Shares and/or Class C Shares of any of the Goldman Sachs Funds may be combined under the Right of Accumulation. If a Fund’s Transfer Agent is properly notified, the “Amount of Purchase” in the chart in the section “What Is The Offering Price Of Class A Shares?” will be deemed to include all Class A Shares and/or Class C Shares of the Goldman Sachs Funds that were held at the time of purchase by any of the following persons: (i) you, your spouse or domestic partner, your parents and your children; and (ii) any trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account. This includes, for example, any Class A Shares and/or Class C Shares held at an Intermediary other than the one handling your current purchase. For purposes of applying the Right of Accumulation, shares of the Funds and any other Goldman Sachs Funds purchased by an existing client of Goldman Sachs Private Wealth Management or GS Ayco Holding LLC will be combined with Class A Shares and/or Class C Shares and other assets held by all other Goldman Sachs Private Wealth Management accounts or accounts of GS Ayco Holding LLC, respectively. In addition, under some circumstances, Class A Shares and/or Class C Shares of the Funds and Class A Shares and/or Class C Shares of any other Goldman Sachs Fund

Shareholder Guide
purchased by partners, directors, officers or employees of certain organizations may be combined for the purpose of determining whether a purchase will qualify for the Right of Accumulation and, if qualifying, the applicable sales charge level. To qualify for a reduced sales load, you or your Intermediary must notify the Funds’ Transfer Agent at the time of investment that a quantity discount is applicable. If you do not notify your Intermediary at the time of your current purchase or a future purchase that you qualify for a quantity discount, you may not receive the benefit of a reduced sales charge that might otherwise apply. Use of this option is subject to a check of appropriate records.
In some circumstances, other Class A Shares and/or Class C Shares may be aggregated with your current purchase under the Right of Accumulation as described in the SAI. For purposes of determining the “Amount of Purchase,” all Class A Shares and/or Class C Shares currently held will be valued at their current market value.
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Statement of Intention: You may obtain a reduced sales charge by means of a written Statement of Intention which expresses your non-binding commitment to invest (not counting reinvestments of dividends and distributions) in the aggregate $50,000 or more within a period of 13 months in Class A Shares of one or more of the Goldman Sachs Funds. Any investments you make during the period will receive the discounted sales load based on the full amount of your investment commitment. Purchases made during the previous 90 days may be included; however, capital appreciation does not apply toward these combined purchases. If the investment commitment of the Statement of Intention is not met prior to the expiration of the 13-month period, the entire amount will be subject to the higher applicable sales charge unless the failure to meet the investment commitment is due to the death of the investor. By selecting the Statement of Intention, you authorize the Transfer Agent to escrow and redeem Class A Shares in your account to pay this additional charge if the Statement of Intention is not met. You must, however, inform the Transfer Agent (either directly or through your Intermediary) that the Statement of Intention is in effect each time shares are purchased. Each purchase will be made at the public offering price applicable to a single transaction of the dollar amount specified on the Statement of Intention. The SAI has more information about the Statement of Intention, which you should read carefully.
Different Intermediaries may have different policies regarding Rights of Accumulation and Statements of Intention. These variations are described in Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts.
Common Questions Applicable to the Purchase Of Class C Shares
What Is The Offering Price Of Class C Shares?
You may purchase Class C Shares of the Fund at the next determined NAV without paying an initial sales charge. However, if you redeem Class C Shares within 12 months of purchase, a CDSC of 1.00% will normally be deducted from the redemption proceeds. In connection with purchases by Employee Benefit Plans, where Class C Shares are redeemed within 12 months of purchase, a CDSC of 1.00% may be imposed upon the plan sponsor or third party administrator. Class C Shares acquired in exchange for shares subject to a CDSC will be subject to the CDSC, if any, of the shares originally held. No CDSC is imposed in connection with an exchange of Class C Shares at the time of such exchange. When Class C Shares are exchanged for Class C Shares of another fund, the period of time that such shares will be subject to a CDSC (if any) will be measured as of the date of the original purchase. With respect to such shares held by Employee Benefit Plans, the CDSC may be imposed on the plan sponsor or third party administrator.
Different Intermediaries may impose different sales charges. These variations are described in “Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts.”
Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor’s expenses related to providing distribution-related services to the Fund in connection with the sale of Class C Shares, including the payment of compensation to Intermediaries. A commission equal to 1% of the amount invested is normally paid by the Distributor to Intermediaries.
What Should I Know About The Automatic Conversion Of Class C Shares?
Class C Shares of the Fund will automatically convert into Class A Shares (which bear lower distribution and service (12b-1) fees and do not bear additional personal and account maintenance services fees) of the same Fund on or about the fifteenth day of the last month of the quarter that is eight years after the purchase date. No sales charges or other charges will apply in connection with any conversion.
If you acquire Class C Shares of the Fund by exchange from Class C Shares of another Goldman Sachs Fund, your Class C Shares will convert into Class A Shares of such Fund based on the date of the initial purchase. If you acquire Class C Shares through reinvestment of distributions, your Class C Shares will convert into Class A Shares based on the date of the initial purchase of the shares on which the distribution was paid.

Shareholders will not recognize a gain or loss for federal income tax purposes upon the conversion of Class C Shares for Class A Shares of the same Fund. The automatic conversion of Class C Shares to Class A Shares will not apply to shares held through group retirement plan recordkeeping platforms of certain Intermediaries who hold such shares in an omnibus account and do not track participant level share lot aging to facilitate such a conversion.
New employee benefit plans are not eligible to purchase Class C Shares. Employee benefit plans which had this share class of the Fund available to participants on or before September 18, 2018, may continue to open accounts for new participants in such share class of the Fund and purchase additional shares in existing participant accounts.
If you purchased your shares through an Intermediary, it is the responsibility of your Intermediary to work with the Transfer Agent to effect the conversion and to ensure that Class C Shares are automatically converted after the appropriate period of time. In addition, if your shares are no longer subject to a CDSC, you may be able to exchange your Class C Shares for Class A Shares without the payment of a sales charge prior to the automatic conversion subject to the policies and procedures of the Intermediary through whom you have purchased your shares. Please contact your Intermediary with questions regarding your eligibility to exchange Class C Shares for Class A Shares.
Common Questions Applicable to the Purchase Of Class A and C Shares
What Else Do I Need To Know About The CDSC On Class A Or C Shares?
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The CDSC is based on the lesser of the NAV of the shares at the time of redemption or the original offering price (which is the original NAV).
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No CDSC is charged on shares acquired from reinvested dividends or capital gains distributions.
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No CDSC is charged on the per share appreciation of your account over the initial purchase price.
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When counting the number of months since a purchase of Class A or Class C Shares was made, all purchases made during a month will be combined and considered to have been made on the first day of that month.
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To keep your CDSC as low as possible, each time you place a request to sell shares, the Fund will first sell any shares in your account that do not carry a CDSC and then the shares in your account that have been held the longest.
In What Situations May The CDSC On Class A Or C Shares Be Waived Or Reduced?
The CDSC on Class A and Class C Shares that are subject to a CDSC may be waived or reduced if the redemption relates to:
◼
Mandatory retirement distributions or loans to participants or beneficiaries from Employee Benefit Plans;
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Hardship withdrawals by a participant or beneficiary in an Employee Benefit Plan;
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The separation from service by a participant or beneficiary in an Employee Benefit Plan;
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Excess contributions distributed from an Employee Benefit Plan;
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Distributions from a qualified Employee Benefit Plan invested in the Goldman Sachs Funds which are being rolled over to an IRA in the same share class of a Goldman Sachs Fund;
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The death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the “Code”)) of a shareholder, participant or beneficiary in an Employee Benefit Plan;
◼
Satisfying the minimum distribution requirements of the Code;
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Establishing “substantially equal periodic payments” as described under Section 72(t)(2) of the Code;
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Redemption proceeds which are to be reinvested in accounts or non-registered products over which GSAM or its advisory affiliates have investment discretion;
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A systematic withdrawal plan. The Fund reserves the right to limit such redemptions, on an annual basis, to 12% of the value of your Class C Shares and 10% of the value of your Class A Shares;
◼
Redemptions or exchanges of Fund shares held through an Employee Benefit Plan using the Fund as part of a qualified default investment alternative or “QDIA”; or
◼
Other redemptions, at the discretion of the Trust’s officers, relating to shares purchased through Employee Benefit Plans.
You may be eligible for different or additional exemptions based on your Intermediary; see “Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts.”

Shareholder Guide
How To Sell Shares
How Can I Sell Shares Of The Fund?
Generally, Shares may be sold (redeemed) only through Intermediaries. Customers of an Intermediary will normally give their redemption instructions to the Intermediary, and the Intermediary will, in turn, place the order with the Transfer Agent. On any business day the Fund is open, the Fund will generally redeem its Shares upon request at their next-determined NAV per share (subject to any applicable CDSC) after the Transfer Agent (or, if applicable, the Authorized Institution) has received and accepted a redemption order in proper form, as described under “How To Buy Shares—How Can I Purchase Shares Of The Fund?” above. Redemptions may be requested by electronic trading platform (through your Intermediary), in writing or by telephone (unless the Intermediary opts out of the telephone redemption privilege on the account application). You should contact your Intermediary to discuss redemptions and redemption proceeds. The Fund may transfer redemption proceeds to an account with your Intermediary. In the alternative, your Intermediary may request that redemption proceeds be sent to you by check or wire (if the wire instructions are designated in the current records of the Transfer Agent).
When Do I Need A Medallion Signature Guarantee To Redeem Shares?
Generally, a redemption request must be in writing and signed by an authorized person with a Medallion signature guarantee if:
◼
A request is made in writing to redeem Class A, Class C, Investor or Class R Shares in an amount over $50,000 via check;
◼
You would like the redemption proceeds sent to an address that is not your address of record; or
◼
You would like the redemption proceeds sent to a domestic bank account that is not designated in the current records of the Transfer Agent.
A Medallion signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a Medallion signature guarantee. The written request may be confirmed by telephone with both the requesting party and the designated Intermediary to verify instructions. Additional documentation may be required.
What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor and the Transfer Agent will not be liable for any loss or tax liability you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. The Trust may accept telephone redemption instructions from any person identifying himself or herself as the owner of an account or the owner’s registered representative where the owner has not declined in writing to use this service. Thus, you risk possible losses if a telephone redemption is not authorized by you.
In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs and SS&C Global Investor & Distribution Solutions, Inc. (“SS&C”) each employ reasonable procedures specified by the Trust to confirm that such instructions are genuine. The following general policies are currently in effect:
◼
Telephone requests are recorded.
◼
Proceeds of telephone redemption requests will be sent to your address of record or authorized account designated in the current records of the Transfer Agent (unless you provide written instructions and a Medallion signature guarantee indicating another address or account).
◼
For the 30-day period following a change of address, telephone redemptions will only be filled by a wire transfer to the authorized account designated in the current records of the Transfer Agent (see immediately preceding bullet point). In order to receive the redemption by check during this time period, the redemption request must be in the form of a written, Medallion signature guaranteed letter.
◼
The telephone redemption option does not apply to Shares held in an account maintained and serviced by your Intermediary. If your Shares are held in an account with an Intermediary, you should contact your registered representative of record, who may make telephone redemptions on your behalf.
◼
The telephone redemption option may be modified or terminated at any time without prior notice.
◼
The Fund may allow redemptions via check up to $50,000 in Class A, Class C, Investor and Class R Shares requested via telephone.
Note: It may be difficult to make telephone redemptions in times of unusual economic or market conditions.

How Are Redemption Proceeds Paid?
By Wire:  You may arrange for your redemption proceeds to be paid as federal funds to an account with your Intermediary or to a domestic bank account designated in the current records of the Transfer Agent. In addition, redemption proceeds may be transmitted through an electronic trading platform to an account with your Intermediary. The following general policies govern wiring redemption proceeds:
◼
Redemption proceeds will normally be paid in federal funds within one business day (or such other times in accordance with the requirements of your Intermediary) following receipt of a properly executed wire transfer redemption request. In certain circumstances, however (such as unusual market conditions or in cases of very large redemptions or excessive trading), it may take up to seven days to pay redemption proceeds.
◼
Redemption requests may only be postponed or suspended for longer than seven days as permitted under Section 22(e) of the Investment Company Act of 1940 (the “Investment Company Act”) if (i) the New York Stock Exchange is closed for trading or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by the Fund or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (iii) the SEC, by order or regulation, permits the suspension of the right of redemption.
◼
If you are selling shares you recently paid for by check or purchased by Automated Clearing House (“ACH”), the Fund will pay you when your check or ACH has cleared, which may take up to 15 days.
◼
If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed until the Federal Reserve Bank reopens.
◼
To change the bank wiring instructions designated in the current records of the Transfer Agent, you must send written instructions signed by an authorized person designated in the current records of the Transfer Agent. A Medallion signature guarantee may be required if you are requesting a redemption in conjunction with the change.
◼
None of the Trust, the Investment Adviser or Goldman Sachs assumes any responsibility for the performance of your bank or Intermediary in the transfer process. If a problem with such performance arises, you should deal directly with your bank or Intermediary.
By Check:  You may elect to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within one business day (or such other times in accordance with the requirements of your Intermediary) following receipt of a properly executed redemption request, except in certain circumstances (such as those set forth above with respect to wire transfer redemption requests). If you are selling shares you recently paid for by check or ACH, the Fund will pay you when your check or ACH has cleared, which may take up to 15 days.
What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:
◼
Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
◼
Intermediaries are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, Intermediaries may set times by which they must receive redemption requests. Intermediaries may also require additional documentation from you.
The Trust reserves the right to:
◼
Redeem your shares in the event your Intermediary’s relationship with Goldman Sachs is terminated, and you do not transfer your account to another Intermediary or in the event that the Fund is no longer an option in your Employee Benefit Plan or no longer available through your Eligible Fee-Based Program.
◼
Redeem your shares if your account balance is below the required Fund minimum. The Fund will not redeem your shares on this basis if the value of your account falls below the minimum account balance solely as a result of market conditions. The Fund will give you 60 days prior written notice to allow you to purchase sufficient additional shares of the Fund in order to avoid such redemption. Different rules may apply to investors who have established brokerage accounts with Goldman Sachs in accordance with the terms and conditions of their account agreements.
◼
Redeem your shares in the case of actual or suspected threatening conduct or actual or suspected fraudulent, suspicious or illegal activity by you or any other individual associated with your account.
◼
Subject to applicable law, redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
◼
Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities. In addition, if you receive redemption proceeds in-kind, you will be subject to market gains or losses upon the disposition of those securities.
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Reinvest any amounts (e.g., dividends, distributions or redemption proceeds) which you have elected to receive by check should your check remain uncashed for more than 180 days. No interest will accrue on amounts represented by uncashed checks. Your

Shareholder Guide
check will be reinvested in your account at the NAV on the day of the reinvestment. When reinvested, those amounts are subject to the risk of loss like any Fund investment. If you elect to receive distributions in cash and a check remains uncashed for more than 180 days, your cash election may be changed automatically to reinvest and your future dividend and capital gains distributions will be reinvested in the Fund at the NAV as of the date of payment of the distribution. This provision may not apply to certain retirement or qualified accounts, accounts with a non-U.S. address or closed accounts. Your participation in a systematic withdrawal program may be terminated if a check remains uncashed.
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Charge an additional fee in the event a redemption is made via wire transfer.
The Fund typically expects to meet redemption requests by using holdings of cash or cash equivalents and/or proceeds from the sale of portfolio holdings. In addition, under stressed market conditions, as well as for other temporary or emergency purposes, the Fund may distribute redemption proceeds in-kind (instead of cash), access a line of credit or overdraft facility, or borrow through other sources to meet redemption requests.
None of the Trust, the Investment Adviser or Goldman Sachs will be responsible for any loss in an investor’s account or tax liability resulting from an involuntary redemption.
Can I Reinvest Redemption Proceeds In The Same Or Another Goldman Sachs Fund?
You may redeem shares of the Fund and reinvest a portion or all of the redemption proceeds in the same share class of another Goldman Sachs Fund at NAV. To be eligible for this privilege, you must have held the shares you want to redeem for at least 30 days and you must reinvest the share proceeds within 90 days after you redeem. You should obtain and read the applicable prospectus before investing in any other Goldman Sachs Fund.
You may reinvest redemption proceeds as follows:
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If you pay a CDSC upon redemption of Class A or Class C Shares and then reinvest in Class A or Class C Shares of another Goldman Sachs Fund as described above, your account will be credited with the amount of the CDSC you paid. The reinvested shares will, however, continue to be subject to a CDSC. The holding period of the shares acquired through reinvestment will include the holding period of the redeemed shares for purposes of computing the CDSC payable upon a subsequent redemption.
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The reinvestment privilege may be exercised at any time in connection with transactions in which the proceeds are reinvested at NAV in a tax-sheltered Employee Benefit Plan. In other cases, the reinvestment privilege may be exercised once per year upon receipt of a written request.
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You may be subject to tax as a result of a redemption. You should consult your tax adviser concerning the tax consequences of a redemption and reinvestment.
Can I Exchange My Investment From One Goldman Sachs Fund To Another Goldman Sachs Fund?
You may exchange shares of a Goldman Sachs Fund at NAV without the imposition of an initial sales charge or CDSC, if applicable, at the time of exchange for certain shares of another Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice. You should contact your Intermediary to arrange for exchanges of shares of the Fund for shares of another Goldman Sachs Fund.
You should keep in mind the following factors when making or considering an exchange:
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You should obtain and carefully read the prospectus of the Goldman Sachs Fund you are acquiring before making an exchange. You should be aware that not all Goldman Sachs Funds may offer all share classes.
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Currently, the Fund does not impose any charge for exchanges although the Fund may impose a charge in the future.
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The exchanged shares of the new Goldman Sachs Fund may later be exchanged for shares of the same class of the original Fund held at the next determined NAV without the imposition of an initial sales charge or CDSC. However, if additional shares of the new Goldman Sachs Fund were purchased after the initial exchange, and that Fund’s shares do not impose a sales charge or CDSC, then the applicable sales charge or CDSC of the original Fund’s shares will be imposed upon the exchange of those shares.
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When you exchange shares subject to a CDSC, no CDSC will be charged at that time. However, for purposes of determining the amount of CDSC applicable to those shares acquired in the exchange, the length of time you have owned the shares will be measured from the date you acquired the original shares subject to a CDSC, and the amount and terms of the CDSC will be those applicable to the original shares acquired and will not be affected by a subsequent exchange.
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Eligible investors may exchange certain classes of shares for another class of shares of the same Fund. For further information, contact your Intermediary.
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All exchanges which represent an initial investment in a Goldman Sachs Fund must satisfy the minimum initial investment requirement of that Fund. This requirement may be waived at the discretion of the Trust. Exchanges into a Goldman Sachs Fund need not meet the traditional minimum investment requirement for that Fund if the entire balance of the original Fund account is exchanged.
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Exchanges are available only in states where exchanges may be legally made.
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It may be difficult to make telephone exchanges in times of unusual economic or market conditions.

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Goldman Sachs and SS&C may use reasonable procedures described above in “How To Sell Shares—What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
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Normally, a telephone exchange will be made only to an identically registered account.
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Exchanges into Goldman Sachs Funds or certain share classes of Goldman Sachs Funds that are closed to new investors may be restricted.
For federal income tax purposes, an exchange from one Goldman Sachs Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. Exchanges within Employee Benefit Plan accounts will not result in capital gains or loss for federal or state income tax purposes. You should consult your tax adviser concerning the tax consequences of an exchange.
Shareholder Services
Can I Arrange To Have Automatic Investments Made On A Regular Basis?
You may be able to make automatic investments in Class A and Class C Shares through your bank via ACH transfer or via bank draft or through your Intermediary each month. The minimum dollar amount for this service is $250 for the initial investment and $50 per month for additional investments. Forms for this option are available online at am.gs.com and from your Intermediary, or you may check the appropriate box on the account application.
Can My Distributions From The Fund Be Invested In Other Goldman Sachs Funds?
You may elect to cross-reinvest distributions paid by a Goldman Sachs Fund in shares of the same class of other Goldman Sachs Funds.
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Shares will be purchased at NAV.
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You may elect cross-reinvestment into an identically registered account or a similarly registered account provided that at least one name on the account is registered identically.
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You cannot make cross-reinvestments into a Goldman Sachs Fund unless that Fund’s minimum initial investment requirement is met.
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You should obtain and read the prospectus of the Goldman Sachs Fund into which distributions are invested.
Can I Arrange To Have Automatic Exchanges Made On A Regular Basis?
You may elect to exchange automatically a specified dollar amount of Class A or Class C Shares of the Fund for shares of the same class of other Goldman Sachs Funds.
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Shares will be purchased at NAV if a sales charge had been imposed on the initial purchase.
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You may elect to exchange into an identically registered account or a similarly registered account provided that at least one name on the account is registered identically.
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Shares subject to a CDSC acquired under this program may be subject to a CDSC at the time of redemption from the Goldman Sachs Fund into which the exchange is made depending upon the date and value of your original purchase.
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Automatic exchanges are made monthly on the 15th day of each month or the first business day thereafter.
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Minimum dollar amount: $50 per month.
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You cannot make automatic exchanges into a Goldman Sachs Fund unless that Fund’s minimum initial investment requirement is met.
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You should obtain and read the prospectus of the Goldman Sachs Fund into which automatic exchanges are made.
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An exchange is considered a redemption and a purchase and therefore may be a taxable transaction.
Can I Have Systematic Withdrawals Made On A Regular Basis?
You may redeem from your Class A or Class C Share account systematically via check or ACH transfer or through your Intermediary in any amount of $50 or more.
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It is normally undesirable to maintain a systematic withdrawal plan at the same time that you are purchasing additional Class A or Class C Shares because of the sales charges that are imposed on certain purchases of Class A Shares and because of the CDSCs that are imposed on certain redemptions of Class A and Class C Shares.
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Checks are normally mailed within two business days after your selected systematic withdrawal date of either the 15th or 25th of the month. ACH payments may take up to three business days to post to your account after your selected systematic withdrawal date between, and including, the 3rd and 26th of the month.
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Each systematic withdrawal is a redemption and therefore may be a taxable transaction.

Shareholder Guide
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The CDSC applicable to Class A or Class C Shares redeemed under the systematic withdrawal plan may be waived. The Fund reserves the right to limit such redemptions, on an annual basis, to 12% each of the value of your Class C Shares and 10% of the value of your Class A Shares.
What Types Of Reports Will I Be Sent Regarding My Investment?
Intermediaries are responsible for providing any communication from the Fund to shareholders, including but not limited to, prospectuses, prospectus supplements, proxy materials and notices regarding the source of dividend payments under Section 19 of the Investment Company Act. They may charge additional fees not described in the Prospectus to their customers for such services.
You will be provided with a printed confirmation of each transaction in your account and a quarterly account statement if you invest in Class A, Class C, Investor or Class R Shares and a monthly account statement if you invest in Institutional or Class R6 Shares. If your account is held through your Intermediary, you will receive this information from your Intermediary.
You will also receive an annual shareholder report and a semi-annual shareholder report. If you have consented to the delivery of a single copy of shareholder reports, prospectuses and other information to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting your Intermediary or Goldman Sachs Funds at the appropriate phone number or address found on the back cover of the Prospectus. The Fund will begin sending individual copies to you within 30 days after receipt of your revocation. If your account is held through an Intermediary, please contact the Intermediary to revoke your consent.
Distribution and Service Fees
What Are The Different Distribution And/Or Service Fees Paid By The Fund’s Shares?
The Trust has adopted distribution and service plans (each a “Plan”) under which Class A, Class C and Class R Shares bear distribution and/or service fees paid to Goldman Sachs, some of which Goldman Sachs may pay to Intermediaries. Intermediaries seek distribution and/or servicing fee revenues to, among other things, offset the cost of servicing small and medium sized plan investors and providing information about the Fund. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from these arrangements. Goldman Sachs generally receives and pays the distribution and service fees on a quarterly basis.
Under the Plans, Goldman Sachs is entitled to a monthly fee from the Fund for distribution services equal, on an annual basis, to 0.25%, 0.75% and 0.50% of the Fund’s average daily net assets attributed to Class A, Class C and Class R Shares, respectively. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of such charges.
The distribution fees are subject to the requirements of Rule 12b-1 under the Investment Company Act, and may be used (among other things) for:
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Compensation paid to and expenses incurred by Intermediaries, Goldman Sachs and their respective officers, employees and sales representatives;
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Commissions paid to Intermediaries;
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Allocable overhead;
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Telephone and travel expenses;
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Interest and other costs associated with the financing of such compensation and expenses;
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Printing of prospectuses for prospective shareholders;
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Preparation and distribution of sales literature or advertising of any type; and
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All other expenses incurred in connection with activities primarily intended to result in the sale of Class A, Class C and Class R Shares.
In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.75% distribution fee as an ongoing commission to Intermediaries after the shares have been held for one year. Goldman Sachs normally begins accruing the annual 0.25% and 0.50% distribution fees for the Class A and Class R Shares, respectively, as ongoing commissions to Intermediaries, immediately. Goldman Sachs generally pays the distribution fee on a quarterly basis.

Class C Personal And Account Maintenance Services And Fees
Under the Class C Plan, Goldman Sachs is also entitled to receive a separate fee equal on an annual basis to 0.25% of the Fund’s average daily net assets attributed to Class C Shares. This fee is for personal and account maintenance services, and may be used to make payments to Goldman Sachs, Intermediaries and their officers, sales representatives and employees for responding to inquiries of, and furnishing assistance to, shareholders regarding ownership of their shares or their accounts or similar services not otherwise provided on behalf of the Fund. If the fees received by Goldman Sachs pursuant to the Plan exceed its expenses, Goldman Sachs may realize a profit from this arrangement.
In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.25% ongoing service fee to Intermediaries after the shares have been held for one year.
Restrictions on Excessive Trading Practices
Policies and Procedures on Excessive Trading Practices. In accordance with the policy adopted by the Board of Trustees, the Trust discourages frequent purchases and redemptions of Fund shares and does not permit market timing or other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only that are consistent with the investment policies and practices of the respective Fund. Excessive, short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by longer-term shareholders. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust and its shareholders (or Goldman Sachs), the Trust (or Goldman Sachs) will exercise this right if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to the Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to those of Goldman Sachs or any affiliated person or associated person of Goldman Sachs.
As a deterrent to excessive trading, many foreign equity securities held by the Goldman Sachs Funds are priced by an independent pricing service using fair valuation. For more information on fair valuation, please see “How To Buy Shares—How Are Shares Priced?”
Pursuant to the policy adopted by the Board of Trustees of the Trust, Goldman Sachs has developed criteria that it uses to identify trading activity that may be excessive. Excessive trading activity in the Fund is measured by the number of “round trip” transactions in a shareholder’s account. A “round trip” includes a purchase or exchange into the Fund followed or preceded by a redemption or exchange out of the same Fund. If the Fund detects that a shareholder has completed two or more round trip transactions in a single Fund within a rolling 90-day period, the Fund may reject or restrict subsequent purchase or exchange orders by that shareholder permanently. In addition, the Fund may, in its sole discretion, permanently reject or restrict purchase or exchange orders by a shareholder if the Fund detects other trading activity that is deemed to be disruptive to the management of the Fund or otherwise harmful to the Fund. For purposes of these transaction surveillance procedures, the Fund may consider trading activity in multiple accounts under common ownership, control, or influence. A shareholder that has been restricted from participation in the Fund pursuant to this policy will be allowed to apply for re-entry after one year. A shareholder applying for re-entry must provide assurances acceptable to the Fund that the shareholder will not engage in excessive trading activities in the future.
Goldman Sachs may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Goldman Sachs will apply the criteria in a manner that, in Goldman Sachs’ judgment, will be uniform.
Fund shares may be held through omnibus arrangements maintained by Intermediaries, such as broker-dealers, investment advisers and insurance companies. In addition, Fund shares may be held in omnibus Employee Benefit Plans, Eligible Fee-Based Programs and other group accounts. Omnibus accounts include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors are netted against one another. The identity of individual investors whose purchase and redemption orders are aggregated are ordinarily not tracked by the Fund on a regular basis. A number of these Intermediaries may not have the capability or may not be willing to apply the Fund’s market timing policies. While Goldman Sachs may monitor share turnover at the omnibus account level, the Fund’s ability to monitor and detect market timing by shareholders in these omnibus accounts may be limited in certain circumstances, and certain of these Intermediaries may charge the Fund a fee for providing certain shareholder financial information requested as part of the Fund’s surveillance process. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition,

Shareholder Guide
those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Fund and Goldman Sachs will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance. If necessary, the Trust may prohibit additional purchases of Fund shares by an Intermediary or by certain customers of the Intermediary. Intermediaries may also monitor their customers’ trading activities in the Fund. The criteria used by Intermediaries to monitor for excessive trading may differ from the criteria used by the Fund. If an Intermediary fails to cooperate in the implementation or enforcement of the Trust’s excessive trading policies, the Trust may take certain actions including terminating the relationship.

Taxation
MLP Energy Infrastructure Fund
Certain U.S. Federal Income Tax Matters. The following is a general summary of certain U.S. federal income tax considerations affecting the Fund and investors in the Fund. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to you in light of your particular circumstances or to investors who are subject to special rules, such as banks, thrift institutions and certain other financial institutions, real estate investment trusts, regulated investment companies, insurance companies, brokers and dealers in securities or currencies, certain securities traders, S corporations, individual retirement accounts, certain tax-deferred accounts or foreign investors.
Unless otherwise noted, this discussion assumes that you are a U.S. Shareholder and that you hold Fund shares as capital assets. For purposes of this summary, a “U.S. Shareholder” means a beneficial owner of the Fund’s shares that, for U.S. federal income tax purposes, is (i) an individual who is a citizen or resident of the U.S., (ii) a corporation or other entity taxable as a corporation created in or organized under the laws of the U.S. or any state of the U.S., (iii) an estate the income of which is subject to U.S. federal income tax regardless of its source, or (iv) a trust if (A) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of such trust or (B) the trust has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person. If a partnership holds shares, the U.S. federal income tax treatment of a partner in such partnership generally will depend upon the status of the partner and the activities of the partnership. Partners of partnerships that hold shares should consult their tax advisors.
The following discussion is based upon the Code, Treasury Regulations, judicial authorities, published positions of the Internal Revenue Service (“IRS”) and other applicable authorities, all as in effect on the date of the Prospectus and all of which are subject to change or differing interpretations (possibly with retroactive effect). No ruling has been or will be sought from the IRS regarding any matter discussed in the Prospectus. Counsel to the Fund has not rendered any legal opinion regarding any tax consequences relating to the Fund or your investment in the Fund. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax information set out below.
Tax matters are complicated, and the tax consequences of an investment in and holding of the Fund’s shares will depend on the particular facts of each investor’s situation. You are advised to consult your own tax advisors with respect to the application to your own circumstances of the general federal income tax rules described below and with respect to other federal, state, local or foreign tax consequences to you before making an investment in the Fund’s shares.
Federal Income Taxation of the Fund.  Although the Code generally provides that a regulated investment company does not pay an entity-level income tax, provided that it distributes all or substantially all of its income, the Fund does not meet current tests for qualification as a regulated investment company under Subchapter M of the Code because of the fact that most or substantially all of the Fund’s investments will consist of investments in certain MLPs intended to be treated as partnerships for federal income tax purposes. The regulated investment company tax rules therefore do not apply to the Fund or to its shareholders. As a result, the Fund is treated as a corporation for federal and state income tax purposes, and will pay federal and state income tax on its taxable income.
The Fund invests primarily in MLPs, which generally are intended to be treated as partnerships for federal income tax purposes. As a partner in the MLPs, the Fund must report its allocable share of the MLPs’ taxable income or loss in computing the Fund’s taxable income or loss, regardless of the extent (if any) to which the MLPs make distributions. In addition, sales of MLP investments will result in allocations to the Fund of taxable ordinary income or loss and capital gain or loss, each in amounts that will not be reported to the Fund until the following year, in magnitudes often not readily estimable before such reporting is made. Based upon a review of the historic results of the type of MLPs in which the Fund intends to invest, the Fund expects that the cash flow received by the Fund with respect to its MLP investments will generally exceed the taxable income allocated to the Fund (and this excess generally will not be currently taxable to the Fund but, rather, will result in a reduction of the Fund’s adjusted tax basis in each MLP as described in the following paragraph). This is the result of a variety of factors, including significant non-cash deductions, such as accelerated depreciation. Past performance is not necessarily an indication of future results and there is no assurance that the Fund’s expectation regarding the tax character of MLP distributions will be realized. If this expectation is not realized and cash distributions are less than the taxable income allocated to the Fund, there may be greater tax expense borne by the Fund and less cash available to distribute to shareholders or to pay to expenses.
The Fund will be subject to U.S. federal income tax at the regular corporate income tax rates on the Fund’s share of any taxable income from the investment in MLPs and on gain recognized by the Fund on any sale of equity securities of an MLP. As explained above, cash distributions from an MLP to the Fund that exceed the Fund’s allocable share of such MLP’s net taxable income will reduce the Fund’s adjusted tax basis in the equity securities of the MLP. These reductions in the Fund’s adjusted tax basis in the MLP equity securities will increase the amount of gain (or decrease the amount of loss) recognized by the Fund on a subsequent sale of the securities of an MLP.

Taxation
Federal Income Taxation of Holders of the Fund’s Shares—U.S. Shareholders.
Receipt of Distributions. The Fund will make distributions that will be treated for U.S. federal income tax purposes as (i) first, taxable dividends to the extent of your allocable share of the Fund’s earnings and profits, (ii) second, non-taxable returns of capital to the extent of your tax basis in your shares of the Fund (for the portion of those distributions that exceed the Fund’s earnings and profits) and (iii) third, taxable gains (for the balance of those distributions). Dividend income will be treated as “qualified dividends” for federal income tax purposes, subject to favorable capital gain tax rates, provided that certain requirements are met. Unlike a regulated investment company, the Fund will not be able to pass-through the character of its recognized net capital gain by paying “capital gain dividends.” Although the Fund expects that a significant portion of its distributions will be treated as nontaxable return of capital, no assurance can be given in this regard. The portion of the distribution received by a U.S. shareholder from the Fund that constitutes a return of capital will decrease the U.S. shareholder’s tax basis in his or her Fund shares (but not below zero), which will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the U.S. shareholder for tax purposes on the later sale of such Fund shares.
Distributions made to you by the Fund (other than distributions in redemption of shares subject to Section 302(b) of the Code) will generally constitute taxable dividends to the extent of your allocable share of the Fund’s current or accumulated earnings and profits, as calculated for federal income tax purposes. Generally, a corporation’s earnings and profits are computed based upon taxable income, with certain specified adjustments. As explained above, based upon the historic performance of the types of MLPs in which the Fund intends to invest, the Fund anticipates that the distributed cash from the MLPs generally will exceed the Fund’s share of the MLPs’ taxable income. Consequently, the Fund anticipates that only a portion of the Fund’s distributions will be treated as dividend income to you. To the extent that distributions to you exceed your allocable share of the Fund’s current and accumulated earnings and profits, your basis in the Fund’s shares with respect to which the distribution is made will be reduced, which will increase the amount of gain (or decrease the amount of loss) realized upon a subsequent sale or redemption of such shares. To the extent you hold such shares as a capital asset and have no further basis in the shares to offset the distribution, you will report the excess as capital gain.
Because the Fund will invest a substantial portion of its assets in MLPs, special rules will apply to the calculation of the Fund’s earnings and profits. For example, the Fund’s earnings and profits will be calculated using the straight-line depreciation method rather than the accelerated depreciation method. This difference in treatment may, for example, result in the Fund’s earnings and profits being higher than the Fund’s taxable income in a particular year if the MLPs in which the Fund invests calculate their income using accelerated depreciation. Because of these differences, the Fund may make distributions in a particular year out of earnings and profits (treated as dividends) in excess of the amount of the Fund’s taxable income for such year.
Distributions to you from the Fund treated as dividends under the foregoing rules generally will be taxable as ordinary income to you but are generally expected to be treated as “qualified dividend income” to eligible taxpayers. Qualified dividend income received by individuals and other noncorporate shareholders is taxed at long-term capital gain rates, which currently reach a maximum of 15%, or, for certain high income individuals, 20%. For a dividend to constitute qualified dividend income, the shareholder generally must hold the shares paying the dividend for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date, although a longer period may apply if the shareholder engages in certain risk reduction transactions with respect to the common stock.
In addition to constituting qualified dividend income to noncorporate investors, such dividends are expected to be eligible for the dividends received deduction available to corporate shareholders of the Fund under Section 243 of the Code. However, corporate shareholders of the Fund should be aware that certain limitations apply to the availability of the dividends received deduction, including rules which limit the deduction in cases where (i) certain holding period requirements are not met, (ii) a corporate shareholder of the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property, or (iii) the corporate shareholder’s investment in shares of the Fund is financed with indebtedness. Corporate shareholders of the Fund should consult their own tax advisors regarding the application of these limitations to their particular situations.
If you participate in the Fund’s automatic dividend reinvestment plan, upon the Fund’s payment of a dividend to you, you will be treated for federal income tax purposes as receiving a taxable distribution from the Fund in an amount equal to the fair market value of the shares issued to you under the plan. The portion of such a distribution that is treated as dividend income will be determined under the rules described above.
Individuals and certain other noncorporate entities are generally eligible for a 20% deduction with respect to certain taxable income from MLPs as well as taxable ordinary dividends from REITs through 2025. The Fund will not be eligible for the 20% deduction and will not pass through the 20% deduction to Fund shareholders. As a result, in comparison, investors investing directly in MLPs or REITs generally would be eligible for the 20% deduction for such taxable income from these investments while investors investing in MLPs or REITs held indirectly if any through the Fund would not be eligible for the 20% deduction for their share of such taxable income.

Redemptions and Sales of Shares.  A redemption of common shares will be treated as a sale or exchange of such shares, provided the redemption either: (i) is not essentially equivalent to a dividend; (ii) is a substantially disproportionate redemption; (iii) is a complete redemption of a shareholder’s entire interest in the Fund; or (iv) is in partial liquidation of the Fund. Redemptions that do not qualify for sale or exchange treatment will be treated as described in “Receipt of Distributions” above.
Upon a redemption treated as a sale or exchange under the foregoing rules, or upon a sale of your shares to a third party, you generally will recognize capital gain or loss equal to the difference between the cost of your shares and the amount you receive when you sell them. Any such capital gain or loss will be a long-term capital gain or loss if you held the shares for more than one year at the time of disposition. Long-term capital gains of noncorporate shareholders of the Fund (including individuals) are currently subject to U.S. federal income taxation at a maximum rate of 15%, or, for certain high income individuals, 20%. The deductibility of capital losses for both corporate and noncorporate shareholders of the Fund is subject to limitations under the Code.
A federal excise tax on stock repurchases is expected to apply to the Fund with respect to share redemptions occurring on or after January 1, 2023 in accordance with the provisions of the Inflation Reduction Act of 2022. The excise tax is one-percent (1%) of the fair market value of Fund share redemptions less the fair market value of Fund share issuances (in excess of $1 million of fair market value) annually on a taxable year basis.
Investment by Tax-Exempt Investors and Regulated Investment Companies.  Employee benefit plans and most other organizations exempt from federal income tax, including individual retirement accounts and other retirement plans, are subject to federal income tax on their unrelated business taxable income, or UBTI. Because the Fund is a corporation for federal income tax purposes, an owner of the Fund’s shares will not report on its federal income tax return any items of income, gain, loss and deduction that are allocated to the Fund from the MLPs in which the Fund invests. Moreover, dividend income from, and gain from the sale of, corporate stock generally does not constitute UBTI unless the corporate stock is debt-financed. Therefore, a tax-exempt investor will not have UBTI attributable to its ownership, sale, or the redemption of the Fund’s shares unless its ownership is debt-financed. In general, shares are considered to be debt-financed if the tax-exempt owner of the shares incurred debt to acquire the shares or otherwise incurred a debt that would not have been incurred if the shares had not been acquired. Similarly, the income and gain realized from an investment in the Fund’s shares by an investor that is a regulated investment company will constitute qualifying income for the regulated investment company.
Foreign, State and Local Taxes.  It is possible that the Fund may be liable for foreign, state and local taxes payable in the country, state or locality in which it is a resident or doing business or in a country, state or locality in which an MLP in which the Fund invests conducts or is deemed to conduct business.
Medicare Tax.  An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
Cost Basis Reporting.  The Fund is required to report to you and the IRS annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also their cost basis. Cost basis will generally be calculated using the Fund’s default method of first-in, first-out, unless you instruct the Fund to use a different methodology. If you would like to use the first-in, first-out method of calculation, no action is required. To elect an alternative method, you should contact Goldman Sachs Funds at the address or phone number on the back cover of the Prospectus. If your account is held with an Intermediary, contact your representative with respect to reporting of cost basis and available elections for your account.
Because your tax situation is unique, you should consult your tax professional about federal, state and local tax consequences.
Federal Income Taxation of Holders of the Fund’s Shares—Non-U.S. Shareholders.
For purposes of this summary, the term “Non-U.S. Shareholder” means a beneficial owner of the Fund’s shares that is not a U.S. Shareholder.
Distributions to Non-U.S. Shareholders that are treated as dividends generally will be subject to U.S. federal withholding tax at the rate of 30% unless the tax is reduced or eliminated pursuant to a tax treaty or the distributions are effectively connected with a U.S. trade or business of the shareholder.
Any capital gain realized by a Non-U.S. Shareholder upon a sale or redemption of shares of the Fund will generally not be subject to U.S. federal income or withholding tax unless (i) the gain is effectively connected with the shareholder’s trade or business in the U.S., or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the U.S. for 183 days or more during the taxable year and certain other conditions are met or (ii) the Fund is or has been a U.S. real property holding corporation, as defined below, at any time within the five-year period preceding the date of disposition of the Fund’s shares or, if shorter, within the period during which the Non-U.S. Shareholder has held the common shares. Generally, a corporation is a U.S. real property holding

Taxation
corporation if the fair market value of its U.S. real property interests, as defined in the Code and applicable regulations, equals or exceeds 50% of the aggregate fair market value of its worldwide real property interests and its other assets used or held for use in a trade or business. The Fund may be, or may prior to a Non-U.S. Shareholder’s disposition of shares become, a U.S. real property holding corporation.
Any Non-U.S. Shareholder who is described in one of the foregoing cases is urged to consult his, her or its own tax advisor regarding the U.S. federal income tax consequences of the redemption, sale, exchange or other disposition of shares of the Fund.
Non-U.S. shareholders of the Fund may also be subject to U.S. estate tax with respect to their shares of the Fund.
The Fund is required to withhold U.S. tax (at a 30% rate) on payments of dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the Fund to determine whether withholding is required.
Each Non-U.S. Shareholder should consult his, her or its tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of the Fund’s shares and receipt of distributions from the Fund.
Backup Withholding
Federal regulations generally require the Fund to withhold and remit to the U.S. Treasury a “backup withholding” tax with respect to dividends and the proceeds of any redemption paid to you if you fail to furnish the Fund or the Fund’s paying agent with a properly completed and executed IRS Form W-9, W-8BEN, W-8BEN-E or other applicable form. Furthermore, the Service may notify the Fund to institute backup withholding if the Service determines that your TIN is incorrect or if you have failed to properly report taxable dividends or interest on a federal tax return. A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account and may be claimed as a credit on the record owner’s federal income tax return. The backup withholding rate is currently 24%.
Energy Infrastructure Fund
As with any investment, you should consider how your investment in the Fund will be taxed. The tax information below is provided as general information. More tax information is available in the SAI. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund. Except as otherwise noted, the tax information provided assumes that you are a U.S. citizen or resident.
Unless your investment is through a Retirement Plan or other tax-advantaged account, you should carefully consider the possible tax consequences of Fund distributions and the sale of your Fund shares.
DISTRIBUTIONS
The Fund contemplates declaring as dividends each year all or substantially all of its taxable income. Distributions you receive from the Fund are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, the Fund’s distributions attributable to net investment income and short-term capital gains are taxable to you as ordinary income, while any distributions of long-term capital gains are taxable to you as long-term capital gains, no matter how long you have owned your Fund shares.
Under current provisions of the Code, the maximum individual rate applicable to qualified dividend income and long-term capital gains is either 15% or 20%, depending on whether the individual's income exceeds certain threshold amounts. Fund distributions to noncorporate shareholders attributable to dividends received by the Fund from U.S. and certain qualified foreign corporations will generally be taxed at the long-term capital gain rate, as long as certain other requirements are met. For these lower rates to apply, the non-corporate shareholder must own their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date. The amount of the Fund’s distributions that would otherwise qualify for this favorable tax treatment will be reduced as a result of the Fund’s securities lending activity or high portfolio turnover rate.
A percentage of the Fund’s dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. This percentage may, however, be reduced as a result of the Fund’s securities lending activities or by a high portfolio turnover rate. Character and tax status of all distributions will be available to shareholders after the close of each calendar year.
Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital, to the extent of your basis in your shares, and generally as capital gain thereafter. A return of capital, which for tax purposes is treated as a return of your investment, reduces your basis in shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of shares. A distribution will reduce the Fund's NAV per share and may be taxable to you as ordinary income or capital gain even though, from an economic standpoint, the distribution may constitute a return of capital. The Fund may invest up to 25% of its total assets in MLPs and all or a portion of the cash distributions received by the Fund from such MLPs may be characterized as return of capital. Thus, depending on the circumstances, a portion of the distributions made by the Fund may also be characterized as a return of capital when paid to shareholders.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
The Fund’s transactions in derivatives (such as futures contracts and swaps) will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to you. The Fund’s use of derivatives may result in the Fund realizing more short-term capital gains and ordinary income subject to tax at ordinary income tax rates than it would if it did not use derivatives.
Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December.
Individuals and certain other noncorporate entities are generally eligible for a 20% deduction with respect to ordinary dividends received from REITs (“qualified REIT dividends”) and certain taxable income from MLPs through 2025. Applicable Treasury regulations permit a regulated investment company to pass through to its shareholders qualified REIT dividends eligible for the 20% deduction. However, the regulations do not provide a mechanism for a regulated investment company to pass through to its shareholders income from MLPs that would be eligible for such deduction if received directly by the shareholders. As a result, in comparison, investors investing directly in MLPs would generally be eligible for the 20% deduction for such taxable income from these investments while investors investing in MLPs held indirectly if any through the fund would not be eligible for the 20% deduction for their share of such taxable income.
The Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Fund may deduct these taxes in computing its taxable income.
If you buy shares before a distribution, you will be subject to tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gain earned by the Fund before your investment (and thus were included in the price you paid for your Fund shares).
SALES AND EXCHANGES
Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this capital gain or loss will be long-term or short-term depending on whether your holding period for the shares exceeds one year, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that Fund within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition (such as pursuant to a dividend reinvestment in shares of the Fund). If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.
OTHER INFORMATION
When you open your account, you should provide your Social Security Number or tax identification number on your account application. By law, the Fund must withhold 24% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so.
The Fund is required to report to you and the IRS annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also, their cost basis. Cost basis will be calculated using the Fund’s default method of average cost, unless you instruct the Fund to use a different methodology. If you would like to use the average cost method of calculation, no action is required. To elect an alternative method, you should contact Goldman Sachs Funds at the address or phone number on the back cover of the Prospectus. If your account is held with an Intermediary, contact your representative with respect to reporting of cost basis and available elections for your account.

Taxation
You should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal income tax returns.
Non-U.S. investors will generally be subject to U.S. withholding tax with respect to dividends received from the Fund and may be subject to estate tax with respect to their Fund shares. However, withholding is generally not required on properly reported distributions to non-U.S. investors of long-term capital gains. Non-U.S. investors generally are not subject to U.S. federal income tax withholding on properly reported distributions of certain qualified interest income and short-term capital gains. Although the Fund generally will report distributions of long-term and short-term capital gains, the Fund does not anticipate reporting any distributions of qualified interest income. Therefore, all distributions of interest income will generally be subject to withholding when paid to non-U.S. investors. More information about U.S. taxation and non-U.S. investors is included in the SAI.
The Fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the Fund to determine whether withholding is required.

Appendix A
Additional Information on Portfolio Risks, Securities and Techniques

A. General Portfolio Risks
The Funds will be subject to the risks associated with MLPs and other equity investments, including common stocks, preferred stocks, interests in REITs, common shares and preferred shares of energy infrastructure companies, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, PIPEs, other investment companies (including ETFs), warrants, stock purchase rights and synthetic and derivative instruments (such as swaps and futures contracts) that have economic characteristics similar to equity securities.
In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the values of the equity investments that a Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. This volatility means that the value of your investment in a Fund may increase or decrease. In recent years, certain stock markets have experienced substantial price volatility. To the extent a Fund’s net assets decrease or increase in the future due to price volatility or share redemption or purchase activity, the Fund’s expense ratio may correspondingly increase or decrease from the expense ratio disclosed in the Prospectus.
To the extent a Fund invests in pooled investment vehicles (including investment companies and ETFs), partnerships and REITs, the Fund will be affected by the investment policies, practices and performances of such entities in direct proportion to the amount of assets the Fund invests therein.
To the extent that a Fund invests in fixed income securities, the Fund will also be subject to the risks associated with its fixed income securities. These risks include interest rate risk, credit/default risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. Credit/default risk involves the risk that an issuer or guarantor could default on its obligations, and a Fund will not recover its investment. A rising interest rate environment could cause the value of a Fund’s fixed income securities, if any, to decrease, and fixed income markets to experience increased volatility in addition to heightened levels of liquidity risk. Additionally, decreases in the value of fixed income securities could lead to increased shareholder redemptions, which could impair a Fund’s ability to achieve its investment objective. The risks associated with increasing rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Fund’s investments.
Non-investment grade fixed income securities (commonly known as “junk bonds”) are rated below investment grade (or determined to be of comparable credit quality, if not rated) and are therefore considered speculative. Because non-investment grade fixed income securities are issued by issuers with low credit ratings, they pose a greater risk of default than investment grade securities.
The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for the Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders and is also likely to result in higher short-term capital gains for taxable shareholders. High portfolio turnover may result in a Fund’s recognition of gains (losses) that will increase (decrease) the Fund’s tax liability and thereby impact the amount of the Fund’s after-tax distributions. In addition, high portfolio turnover may increase a Fund’s current and accumulated earnings and profits, resulting in a greater portion of the Fund’s distributions being treated as taxable dividends for federal income tax purposes. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of the Funds’ historical portfolio turnover rates.
A Fund may, from time to time, enter into arrangements with certain brokers or other counterparties that require the segregation of collateral. For operational, cost or other reasons, when setting up arrangements relating to the execution/clearing of trades, a Fund may choose to select a segregation model which may not be the most protective option available in the case of a default by a broker or counterparty.
The following sections provide further information on certain types of securities and investment techniques that may be used by a Fund, including their associated risks. Additional information is provided in the SAI, which is available upon request. Among other things, the SAI describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should

Appendix A
note, however, that all investment objectives and all investment policies not specifically designated as fundamental are non-fundamental, and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether the Fund remains an appropriate investment in light of your then current financial position and needs.
B. Other Portfolio Risks
Risks of Private Investments in Public Equities. A Fund may invest in private investments in public equities (“PIPE”). PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, typically at a discount to the market price of the company’s common stock. In a PIPE transaction, a Fund may bear the price risk from the time of pricing until the time of closing. Equity issued in this manner is often subject to transfer restrictions and is therefore relatively less liquid than equity issued through a registered public offering. For example, a Fund may be subject to lock-up agreements that prohibit transfers for a fixed period of time. In addition, because the sale of the securities in a PIPE transaction is not registered under the Securities Act, the securities are “restricted” and cannot be immediately resold into the public markets. A Fund may enter into a registration rights agreement with the issuer pursuant to which the issuer commits to file a resale registration statement allowing the Fund to publicly resell its securities. However, the ability of a Fund to freely transfer the shares is conditioned upon, among other things, the SEC’s preparedness to declare the resale registration statement effective and the issuer’s right to suspend the Fund’s use of the resale registration statement if the issuer is pursuing a transaction or some other material non-public event is occurring. Accordingly, PIPE securities may be subject to risks associated with illiquid investments.
Risks of Pre-IPO Investments.  Privately held companies typically have limited operating histories, narrower, less established product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions, market conditions and consumer sentiment in respect of their products or services, as well as general economic downturns. Such companies may experience operating losses, which may be substantial, and there can be no assurance when or if such companies will operate at a profit. At the time of a Fund’s investment, there is generally little publicly available information about these companies since they are primarily privately owned and the Fund may only have access to the company’s actual financial results as of and for the most recent quarter end or, in certain cases, the quarter end preceding the most recent quarter end. There can be no assurance that the information that a Fund does obtain with respect to any investment is reliable. Privately held companies may have limited financial resources and may be unable to meet their obligations under their existing credit facilities (to the extent that such facilities exist), which may lead to equity financings, possibly at discounted valuations, in which a Fund could be substantially diluted if the Fund does not or cannot participate, bankruptcy or liquidation and the corresponding reduction in value or loss of the Fund’s investment. Privately held companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the company and, in turn, on a Fund. Continued global economic uncertainty could also result in investors becoming more risk-averse, which in turn could reduce the amount of growth capital available to the companies from both existing and new investors, could adversely affect their operating performance, and could delay liquidity paths (for example, an IPO or strategic sale/merger) for the companies. It may be difficult for a Fund to sell these investments, subjecting the Fund to liquidity risk. Shares of privately held companies are relatively less liquid (and may be illiquid) and difficult to value, and the inability of these portfolio companies to complete an IPO within the targeted time frame will extend the holding period of a Fund’s investments and may adversely affect the value of these investments.
Risks of Investing in Mid-Capitalization and Small-Capitalization Companies.  A Fund may, to the extent consistent with its investment policies, invest in mid- and small-capitalization companies. Investments in mid- and small-capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Mid- and small-capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Mid- and small-capitalization companies include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Mid- and small-capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in mid- and small-capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Risks of Investing in Master Limited Partnerships.  Investments in securities of an MLP involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price, resulting from regulatory changes or other reasons. Many of a Fund’s investments in MLPs will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. Certain MLP securities may trade in lower volumes due to their smaller capitalizations. Accordingly, those MLPs may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price. Investment in those MLPs may restrict a Fund’s ability to take advantage of other investment opportunities. If a Fund is one of the largest investors in certain MLPs, it may be more difficult for the Fund to buy and sell significant amounts of such investments without an unfavorable impact on prevailing market prices. Larger purchases or sales of MLP investments by a Fund in a short period of time may cause abnormal movements in the market price of these investments. As a result, these investments may be difficult to dispose of at a fair price at the times when a Fund believes it is desirable to do so. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs could enhance or harm the overall performance of a Fund.
A Fund’s ability to meet its investment objective will depend in part, sometimes largely, on the amount of the distributions it receives from the MLPs (in relation to the taxable income, gains, losses, and deductions allocated to it). The amount and tax characterization of cash available for distribution by an MLP depends upon the amount of cash generated by such entity’s operations. Cash available for distribution by MLPs will vary widely from quarter to quarter and is affected by various factors affecting the entity’s operations. In addition to the risks described herein, operating costs, capital expenditures, acquisition costs, construction costs, exploration costs and borrowing costs may reduce the amount of cash that an MLP has available for distribution in a given period. MLPs have the ability to modify their distribution policies from time to time without input from or approval of a Fund.
Conflicts of interest may arise from incentive distribution payments paid to the general partner, or referral of business opportunities by the general partner or one of its affiliates to an entity other than the MLP. Holders of general partner or managing member interests typically receive incentive distribution rights, which provide them with an increasing share of the entity’s aggregate cash distributions upon the payment of per common unit distributions that exceed specified threshold levels above the minimum quarterly distribution (“MQD”). Due to the incentive distribution rights, general partners of MLPs have higher distribution growth prospects than their underlying MLPs, but quarterly incentive distribution payments would also decline at a greater rate than the decline rate in quarterly distributions to common and subordinated unit holders in the event of a reduction in the MLP’s quarterly distribution. The ability of the limited partners or members to remove the general partner or managing member without cause is typically very limited. In addition, some MLPs permit the holder of incentive distribution rights to reset, under specified circumstances, the incentive distribution levels and receive compensation in exchange for the distribution rights given up in the reset.
MLPs are subject to various risks related to the underlying operating companies they control, including dependence upon specialized management skills and the risk that those operating companies may lack or have limited operating histories. The success of a Fund’s investments in an MLP will vary depending on the underlying industry represented by the MLP’s portfolio. Certain MLPs in which a Fund may invest depend upon their parent or sponsor entities for the majority of their revenues. If the parent or sponsor entities fail to make payments or satisfy their obligations to an MLP, the revenues and cash flows of that MLP and ability of that MLP to make distributions to unit holders such as a Fund would be adversely affected.
Certain MLPs in which a Fund may invest depend upon a limited number of customers for substantially all of their revenue. Similarly, certain MLPs in which a Fund may invest depend upon a limited number of suppliers of goods or services to continue their operations. The loss of those customers or suppliers could have a material adverse effect on an MLP’s results of operations and cash flow, and on its ability to make distributions to unit holders such as a Fund.
The Funds are not responsible for operating MLPs and similar entities and cannot control or monitor their compliance with applicable tax, securities and other laws and regulations necessary for the profitability of such investments. Furthermore, the structures and terms of the MLPs and other entities described in the Prospectus may not be indicative of the structure and terms of every entity in which a Fund invests. Although the MLP sector has grown significantly in recent years, such market trends may not continue due to economic conditions, which are not predictable, or other factors.
Market prices generally will be unavailable for some of the Funds’ investments, including MLP subordinated units, direct ownership of general partner or managing member interests and restricted or unregistered securities of certain MLPs and private companies. The value of such securities will be determined by fair valuations determined by the Board of Trustees or its designee in accordance with procedures governing the valuation of portfolio securities adopted by the Board of Trustees. Proper valuation of such securities may require more reliance on the judgment of GSAM than for valuation of securities for which an active trading market exists.

Appendix A
Tax Risks.  Tax risks associated with investments in the Funds include but are not limited to the following:
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MLP Tax Risk. Much of the benefit that a Fund may derive from its investment in equity securities of MLPs is a result of MLPs generally being treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. If any MLP in which the Fund invests were treated as a corporation for U.S. federal income tax purposes, it could result in a reduction of the value of the Fund’s investment in the MLP and lower income to the Fund.
Distributions from an MLP in excess of the Fund’s basis in the MLP will generally be treated as capital gain. However, a portion of the gain may instead be treated as ordinary income to the extent attributable to certain assets held by the MLP the sale of which would produce ordinary income. To the extent a distribution received by the Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP may be reduced, which will result in an increase in an amount of income or gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes upon the sale of any such interests or upon subsequent distributions in respect of such interests. Furthermore, any return of capital distribution received from the MLP may require the Fund to restate the character of its distributions and amend any shareholder tax reporting previously issued.
Additional tax risks associated with investments in the MLP Energy Infrastructure Fund include but are not limited to the following:
To the extent that the Fund invests in the equity securities of an MLP classified as a partnership, the Fund will be required to include in its taxable income the Fund’s allocable share of the income, gains, losses and deductions recognized by each such MLP and take into account its allocable share of the MLP’s tax credits, regardless of whether the MLP distributes cash to the Fund. Based upon a review of the historic results of the type of MLPs in which the Fund intends to invest, the Fund expects that the cash distributions it will receive with respect its investments in equity securities of MLPs will exceed the taxable income allocated to the Fund from such MLPs. No assurance, however, can be given in this regard. If this expectation is not realized, the Fund will have a larger corporate income tax expense than expected, which will result in less cash available to distribute to shareholders.
The portion of an MLP’s distributions to the Fund which are not derived from the MLP’s taxable income (return of capital distributions) generally will not be taxable to the Fund unless the amount distributed exceeds the Fund’s basis in its interest in the MLP. Distributions received by the Fund from an MLP will reduce the Fund’s adjusted basis in its interest in the MLP, but not below zero. A reduced basis generally will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes on the sale of its interest in the MLP. Distributions from an MLP to the Fund in excess of the Fund’s basis in the MLP generally will be taxable to the Fund as capital gain. The Fund will not benefit from current favorable federal income tax rates on long-term capital gains because it will be taxed as a corporation for federal income tax purposes. Furthermore, any return of capital distribution received from the MLP may require the Fund to restate the character of its distributions and amend any shareholder tax reporting previously issued.
Historically, energy and certain other MLPs have been able to offset a significant portion of their taxable income with tax deductions. The Fund will incur a current income tax liability on the portion of its share of the income and gain from each MLP investment that is not offset by its share of the MLP’s tax deductions, by its share of the MLPs’ tax credits or by the Fund’s net operating losses or net operating loss carryforwards, if any. The percentage of an MLP’s income that is offset by the MLP’s tax deductions will fluctuate over time. For example, new acquisitions of depreciable property by MLPs tend to generate accelerated depreciation and other tax deductions, and therefore a decline in acquisition activity by such MLPs owned by the Fund could increase the Fund’s current tax liability. If the percentage of the income allocated to the Fund that is offset by tax deductions declines, or the Fund’s portfolio turnover increases, the Fund could incur increased tax liabilities and the portion of the distributions paid by the Fund that is treated as tax-deferred return of capital would be reduced and the portion treated as taxable dividend income would be increased. This generally would result in lower after-tax distributions to shareholders. If the amount of a Fund distribution to U.S. shareholders exceeds the Fund’s current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of, and in reduction of, U.S. shareholders’ tax basis in the shares, and thereafter as capital gain. Any such capital gain will be long-term capital gain if such U.S. shareholder has held the applicable shares for more than one year. The portion of the distribution received by the U.S. shareholder from the Fund that constitutes a return of capital will decrease the U.S. shareholder’s tax basis in his or her Fund shares (but not below zero), which will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the U.S. shareholder for tax purposes on the later sale of such Fund shares.

Depreciation or other cost recovery deductions passed through to the Fund from investments in MLPs in a given year generally will reduce the Fund’s taxable income (and earnings and profits), but those deductions may be recaptured in the Fund’s taxable income (and earnings and profits) in subsequent years when the MLPs dispose of their assets or when the Fund disposes of its interests in the MLPs. When deductions are recaptured, distributions to the Fund’s shareholders may be taxable, even though the shareholders at the time of the distribution might not have held shares in the Fund at the time the deductions were taken by the Fund, and even though the Fund’s shareholders at the time of the distribution will not have corresponding economic gain on their shares at the time of the distribution.
The portion of the distributions received by the Fund each year that is considered a return of capital from the MLPs will not be known until the Fund receives a schedule K-1 for that year with respect to each of its MLP investments. The Fund’s tax liability will not be known until the Fund completes its annual tax return. The Fund’s tax estimates could vary substantially from the actual liability and therefore the determination of the Fund’s actual tax liability may have a material impact on the Fund’s NAV. The payment of corporate income taxes imposed on the Fund will decrease cash available for distribution to shareholders.
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Investment in MLP C Corporations. As discussed above, the MLP Energy Infrastructure Fund may invest in MLPs taxed as C corporations. Such MLPs are obligated to pay federal income tax on their taxable income at the corporate tax rate and the amount of cash available for distribution by such MLPs would generally be reduced by any such tax. Additionally, distributions received by the Fund would be taxed under federal income tax laws applicable to corporate dividends (as dividend income, potentially subject to the corporate dividends received deduction, return of capital, or capital gain). Thus, investment in MLPs taxed as C corporations could result in a reduction of the value of your investment in the Fund and lower income, as compared to investments in MLPs that are classified as partnerships for tax purposes.
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Fund Structure Risk. Unlike traditional mutual funds that are structured as regulated investment companies for U.S. federal income tax purposes, the Fund will be taxable as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. This means the Fund generally will be subject to U.S. federal income tax on its taxable income at the rates applicable to corporations (at a rate of 21%), and will also be subject to state and local income taxes.
While not required to do so, the Fund currently anticipates making distributions to its shareholders each fiscal quarter (February, May, August, November) at a rate that is approximately equal to the distribution rate the Fund receives from the MLPs and other securities in which it invests, including income, if any. Consequently, the Fund may maintain cash reserves, borrow or may be required to sell certain investments at times when it would not otherwise be desirable to do so in order to pay the expenses of the Fund. Such sales could result in the Fund’s recognition of taxable income and gains, could result in the imposition of U.S. federal, state and local corporate income taxes on the Fund, and may increase the Fund’s current and accumulated earnings and profits, which would result in a greater portion of distributions to Fund shareholders being treated as dividends. This practice also could require the Fund to sell an investment at a price lower than the price at which it is valued, or lower than the price the Fund could have obtained if it were able to sell the investment at a more advantageous time.
Unlike the MLP investments in which it invests, the Fund is not a pass-through vehicle. Consequently, the tax characterization of the distributions paid by the Fund, as dividend income or return of capital, may differ greatly from those of the underlying MLPs.
Changes in tax laws or regulations, or future interpretations of such laws or regulations, could adversely affect the Fund or the MLPs in which the Fund invests. Legislation could also negatively impact the amount and tax characterization of dividends received by the Fund’s shareholders. Congress could significantly change the tax regime in the United States and impose a flat tax on gross income or take other actions which would eliminate the tax benefits of depreciation, depletion and amortization deductions realized by MLPs. Alternatively, Congress could impose a tax on pass-through entities such as MLPs or eliminate the use of pass-through taxation entirely. The tax benefits of depreciation, depletion and amortization deductions realized by MLPs effectively defer the income of the MLPs and, in turn, the taxable income of the Fund. Without these benefits the Fund would be subject to current U.S. federal, state and local corporate income taxes on a greater proportion of its allocable share of the income and gains of MLPs in which it invests, and the Fund’s ability to pay distributions treated as return-of-capital distributions or as capital gains would be reduced. Imposing a tax on pass-through entities and/or eliminating the use of pass-through taxation entirely could result in three levels of tax—at the MLP level, the Fund level and the shareholder level.
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Tax Estimation/NAV Risk. Because the Fund is treated as a regular corporation, or a “C” corporation, for U.S. federal income tax purposes, the Fund will incur tax expenses. In calculating the Fund’s daily NAV, the Fund will account for its current taxes and deferred tax liability and/or asset balances.
The Fund may accrue a deferred income tax liability balance at the rates applicable to corporations, plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of MLPs considered to be return of capital and for any net operating gains. Any deferred tax liability balance will reduce the Fund’s NAV. Upon the Fund’s sale of its interest in an MLP, the Fund may be liable for previously deferred taxes. The Fund may also accrue a deferred tax asset balance, which reflects an estimate of the Fund’s future tax benefit associated with net operating losses and unrealized losses. Any deferred tax asset balance will increase the Fund’s NAV. To

Appendix A
the extent the Fund has a deferred tax asset balance, the Fund will assess whether a valuation allowance, which would offset the value of some or all of the Fund’s deferred tax asset balance, is required, considering all positive and negative evidence related to the realization of the Fund’s deferred tax asset. To the extent a valuation allowance differs from the estimates of the Fund used in calculating the Fund’s daily NAV, the application of such valuation allowance could have a material impact on the Fund’s NAV.
An estimate of current taxes and deferred tax liability and/or asset balances is dependent upon the Fund’s net investment income and unrealized gains on investments and such expenses may vary greatly from year to year depending on the nature of the Fund’s investments, the performance of those investments and general market conditions. Therefore, any estimate of current taxes and deferred income tax liability and/or asset balances cannot be reliably predicted from year to year.
The Fund’s deferred tax liability and/or asset balances are estimated using estimates of effective tax rates expected to apply to taxable income in the years such balances are realized. The Fund will rely to some extent on information provided by MLPs regarding the tax characterization of the distributions made by such MLPs, which may not be provided to the Fund on a timely basis, to estimate the Fund’s current taxes and deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its NAV. The Fund’s estimates regarding its current taxes and deferred tax liability and/or asset balances are made in good faith; however, the daily estimate of the Fund’s current taxes and deferred tax liability and/or asset balances used to calculate the Fund’s NAV could vary significantly from the Fund’s actual tax liability or benefit, and, as a result, the determination of the Fund’s actual tax liability or benefit may have a material impact on the Fund’s NAV. From time to time, the Fund may modify its estimates or assumptions regarding its current taxes and deferred tax liability and/or asset balances as new information becomes available. Modifications of the Fund’s estimates or assumptions regarding its current taxes and deferred tax liability and/or asset balances and any applicable valuation allowance, changes in generally accepted accounting principles (“GAAP”) or related guidance or interpretations thereof, limitations imposed on net operating losses (if any) and changes in applicable tax law could result in increases or decreases in the Fund’s NAV, which could be material. Unexpected significant decreases in cash distributions from the Fund’s MLP investments or significant declines in the fair value of its investments may change the Fund’s assessment regarding the recoverability of its deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Fund’s NAV and results of operations with respect to the Fund’s shareholders in the period it is recorded, even though the shareholders at such time might not have held shares in the Fund at the time the deferred tax asset had been established.
Risks of Investing in the Energy Sector.  Many MLPs in which a Fund may invest operate oil, gas or petroleum facilities, or other facilities within the energy sector. As a result, the Funds will be concentrated in the energy sector, and will therefore be susceptible to adverse economic, business, social, political, environmental or regulatory occurrences affecting that sector. A downturn in the energy sector could have a larger impact on a Fund than on funds that are broadly diversified across many sectors and industries. At times, the performance of securities of companies in the energy sector may lag behind the performance of other sectors or industries or the broader market as a whole. MLPs and other companies operating in the energy sector are subject to specific risks, including, but not limited to, the following:
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Commodity Pricing Risk. MLPs and other companies operating in the energy sector may be affected by fluctuations in the prices of energy commodities, including, for example, natural gas, natural gas liquids, crude oil and coal in the short-term and long-term. Fluctuations in energy commodity prices would directly impact companies that own such energy commodities and could indirectly impact companies that engage in transportation, storage, processing, distribution or marketing of such energy commodities. Fluctuations in energy commodity prices can result from changes in general economic conditions or political circumstances (especially of key energy producing and consuming countries); market conditions; weather patterns; domestic production levels; volume of imports; energy conservation; domestic and foreign governmental regulation; international politics; policies of the Organization of Petroleum Exporting Countries (“OPEC”); taxation; tariffs; and the availability and costs of local, intrastate and interstate transportation methods. The energy sector as a whole may also be impacted by the perception that the performance of energy sector companies is directly linked to commodity prices. High commodity prices may drive further energy conservation efforts, and a slowing economy may adversely impact energy consumption, which may adversely affect the performance of MLPs and other companies operating in the energy sector.
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Supply and Demand Risk. MLPs and other companies operating in the energy sector may be impacted by the levels of supply and demand for energy commodities. The volume of production of energy commodities and the volume of energy commodities available for transportation, storage, processing or distribution could be affected by a variety of factors, including: depletion of resources; depressed commodity prices; catastrophic events; labor relations; increased environmental or other governmental regulation; equipment malfunctions and maintenance difficulties; import volumes; international politics, policies of OPEC; and increased competition from alternative energy sources. Alternatively, a decline in demand for energy commodities could result from factors such as: adverse economic conditions (especially in key energy-consuming countries); increased taxation; increased environmental or other governmental regulation; increased fuel economy; increased energy conservation or use of alternative energy sources; legislation intended to promote the use of alternative energy sources; or increased commodity prices.

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Depletion Risk. Energy reserves naturally deplete as they are consumed over time. MLPs and other companies operating in the energy sector rely on the expansion of reserves through exploration of new sources of supply or the development of existing sources in order to grow or maintain their revenues. The financial performance of MLPs and other companies operating in the energy sector may be adversely affected if they, or the companies to whom they provide services, are unable to cost-effectively acquire additional energy deposits sufficient to replace the natural decline of existing reserves. If an energy company is not able to raise capital on favorable terms, it may not be able to add to or maintain its reserves.
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Environmental and Regulatory Risk. The energy sector is highly regulated. MLPs and other companies operating in the energy sector are subject to significant regulation of nearly every aspect of their operations by federal, state and local governmental agencies. Such regulation can change over time in both scope and intensity. For example, a particular by-product may be declared hazardous by a regulatory agency and unexpectedly increase production costs. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both.
There is an inherent risk that MLPs and other companies operating in the energy sector may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. For example, an accidental release from wells or energy assets could subject an MLP to substantial liabilities for environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage, and fines or penalties for related violations of environmental laws or regulations.
Specifically, the operations of wells, gathering systems, pipelines, refineries and other facilities are subject to stringent and complex federal, state and local environmental laws and regulations. These include, for example: the Federal Clean Air Act and comparable state laws and regulations that impose obligations related to air emissions; the Federal Clean Water Act and comparable state laws and regulations that impose obligations related to discharges of pollutants into regulated bodies of water; the Federal Resource Conservation and Recovery Act and comparable state laws and regulations that impose requirements for the handling and disposal of waste from facilities; and the Federal Comprehensive Environmental Response, Compensation and Liability Act of 1980, also known as “Superfund,” and comparable state laws and regulations that regulate the cleanup of hazardous substances that may have been released at properties currently or previously owned or operated by MLPs or at locations to which they have sent waste for disposal.
Pipeline MLPs and other pipeline companies are subject to regulation by the Federal Energy Regulatory Commission (“FERC”) with respect to tariff rates these companies may charge for interstate pipeline transportation services. An adverse determination by FERC with respect to the tariff rates of a pipeline MLP could have a material adverse effect on the business, financial condition, results of operations, cash flows and prospects of that pipeline MLP and its ability to make cash distributions to its equity owners. Moreover, the possibility exists that stricter laws, regulations or enforcement policies could be enacted in the future that would significantly increase compliance costs and remediation costs, thus adversely affecting the financial performance of MLPs. MLPs may not be able to recover remediation costs from insurance.
Hydraulic fracturing, or “fracking,” is a relatively new technique for releasing and extracting natural gas trapped in underground shale formations. The fracking sector is facing allegations from environmentalists and some landowners that the technique may cause serious difficulties, which has led to uncertainty about the nature, extent, and cost of the environmental regulation to which it may ultimately be subject.
Voluntary initiatives and mandatory controls have been adopted or are being discussed both in the United States and worldwide to reduce emissions of “greenhouse gases” such as carbon dioxide, a by-product of burning fossil fuels, and methane, the major constituent of natural gas, which many scientists and policymakers believe contribute to global climate change. These measures and future measures could result in increased costs to certain MLPs and other companies in which the Fund may invest to operate and maintain facilities and administer and manage a greenhouse gas emissions program and may reduce demand for fuels that generate green house gases and that are managed or produced by MLPs in which the Fund may invest.
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Weather Risk. Weather plays a role in the seasonality of some MLPs’ cash flows. MLPs and other companies in the propane sector, for example, rely on the winter season to generate almost all of their earnings. In an unusually warm winter season, propane MLPs experience decreased demand for their product. Although most MLPs can reasonably predict seasonal weather demand based on normal weather patterns, extreme weather conditions, such as hurricanes, can adversely affect performance and cash flows of the MLPs.
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Catastrophic Event Risk. MLPs and other companies operating in the energy sector are subject to many dangers inherent in the production, exploration, management, transportation, processing and distribution of natural gas, natural gas liquids, crude oil, refined petroleum and petroleum products and other hydrocarbons. These dangers include leaks, fires, explosions, damage to facilities and equipment resulting from natural disasters, inadvertent damage to facilities and equipment and terrorist acts. Since the September 11 terrorist attacks, the U.S. government has issued warnings that energy assets, specifically U.S. pipeline infrastructure, may be targeted in future terrorist attacks. These dangers give rise to risks of substantial losses as a result of loss or destruction of

Appendix A
commodity reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss of life. Any occurrence of such catastrophic events could bring about a limitation, suspension or discontinuation of the operations of MLPs and other companies operating in the energy sector. MLPs and other companies operating in the energy sector may not be fully insured against all risks inherent in their business operations and therefore accidents and catastrophic events could adversely affect such companies’ financial conditions and ability to pay distributions to shareholders.
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Acquisition Risk. MLPs owned by a Fund may depend on their ability to make acquisitions that increase adjusted operating surplus per unit in order to increase distributions to unit holders. The ability of such MLPs to make future acquisitions is dependent on their ability to identify suitable targets, negotiate favorable purchase contracts, obtain acceptable financing and outbid competing potential acquirers. To the extent that MLPs are unable to make future acquisitions, or such future acquisitions fail to increase the adjusted operating surplus per unit, their growth and ability to make distributions will be limited. There are risks inherent in any acquisition, including: erroneous assumptions regarding revenues, acquisition expenses, operating expenses, cost savings and synergies; assumption of unknown liabilities; indemnification; customer losses; key employee defections; distraction from other business operations; and unanticipated difficulties in operating or integrating new product areas and geographic regions.
Furthermore, even if an MLP does consummate an acquisition that it believes will be accretive, the acquisition may instead result in a decrease in free cash flow.
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Interest Rate Risk. Rising interest rates could increase the costs of capital thereby increasing operating costs and reducing the ability of MLPs and other companies operating in the energy sector to carry out acquisitions or expansions in a cost-effective manner. As a result, rising interest rates could negatively affect the financial performance of MLPs and other companies operating in the energy sector. Rising interest rates may also impact the price of the securities of MLPs and other companies operating in the energy sector as the yields on alternative investments increase.
Industry Specific Risks. MLPs and other companies operating in the energy sector are also subject to risks that are specific to the industry in which they operate.
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Pipeline. Pipeline companies are subject to many risks, including varying demand for crude oil, natural gas, natural gas liquids or refined products in the markets served by the pipeline; changes in the availability of products for gathering, transportation, processing or sale due to natural declines in reserves and production in the supply areas serviced by the companies’ facilities; sharp decreases in crude oil or natural gas prices that cause producers to curtail production or reduce capital spending for exploration activities; and environmental regulation. Specifically, demand for gasoline, which accounts for a substantial portion of refined product transportation, depends on price, prevailing economic conditions in the markets served, and demographic and seasonal factors.
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Gathering and processing. Gathering and processing companies are subject to natural declines in the production of oil and natural gas fields, which utilize their gathering and processing facilities as a way to market their production, prolonged declines in the price of natural gas or crude oil, which curtails drilling activity and therefore production, and declines in the prices of natural gas liquids and refined petroleum products, which cause lower processing margins. In addition, some gathering and processing contracts subject the gathering or processing company to direct commodities price risk.
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Midstream. Midstream MLPs and other companies that provide crude oil, refined product and natural gas services are subject to supply and demand fluctuations in the markets they serve which may be impacted by a wide range of factors including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.
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Exploration and production. Exploration, development and production companies are particularly vulnerable to declines in the demand for and prices of crude oil and natural gas. Reductions in prices for crude oil and natural gas can cause a given reservoir to become uneconomic for continued production earlier than it would if prices were higher, resulting in the plugging and abandonment of, and cessation of production from, that reservoir. In addition, lower commodity prices not only reduce revenues but also can result in substantial downward adjustments in reserve estimates. The accuracy of any reserve estimate is a function of the quality of available data, the accuracy of assumptions regarding future commodity prices and future exploration and development costs and engineering and geological interpretations and judgments. Different reserve engineers may make different estimates of reserve quantities and related revenue based on the same data. Actual oil and gas prices, development expenditures and operating expenses will vary from those assumed in reserve estimates, and these variances may be significant. Any significant variance from the assumptions used could result in the actual quantity of reserves and future net cash flow being materially different from those estimated in reserve reports. In addition, results of drilling, testing and production and changes in prices after the date of reserve estimates may result in downward revisions to such estimates. Substantial downward adjustments in reserve estimates could have a material adverse effect on a given exploration and production company’s financial position and results of operations. In addition, due to natural declines in reserves and production, exploration and production companies must economically find or acquire and develop additional reserves in order to maintain and grow their revenues and distributions.

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Oil. In addition to the risks applicable to pipeline companies described above, gathering and processing companies and exploration and production companies, (companies involved in the transportation, gathering, processing, exploration, development or production of crude oil or refined petroleum products) may be adversely affected by increased regulations, increased operating costs and reductions in the supply of and/or demand for crude oil and refined petroleum products. Increased regulation may result in a decline in production and/or increased cost associated with offshore oil exploration in the United States and around the world, which may adversely affect certain MLPs and the oil industry in general.
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Propane. Propane companies are subject to earnings variability based upon weather patterns in the locations where they operate and increases in the wholesale price of propane which reduce profit margins. In addition, propane companies are facing increased competition due to the growing availability of natural gas, fuel oil and alternative energy sources for residential heating.
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Coal. Coal companies are subject to declines in the demand for and prices of coal. Demand variability can be based on weather conditions, the strength of the domestic economy, the level of coal stockpiles in their customer base, and the prices of competing sources of fuel for electric generation. They are also subject to supply variability based on geological conditions that reduce the productivity of mining operations, the availability of regulatory permits for mining activities and the availability of coal that meets the standards of the Clean Air Act of 1990, as amended.
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Power Infrastructure. Power infrastructure companies are subject to many risks, including earnings variability based upon weather patterns in the locations where the company operates, the change in the demand for electricity, the cost to produce power, and the regulatory environment. Further, share prices are partly based on the interest rate environment, the sustainability and potential growth of the dividend, and the outcome of various rate cases undertaken by the company or a regulatory body.
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Marine Transportation. Marine transportation (or “tanker”) companies are exposed to the highly cyclical nature of the tanker industry and may be subject to volatile changes in charter rates and vessel values, which may adversely affect the earnings of tanker companies. Fluctuations in charter rates and vessel values result from changes in the supply and demand for tanker capacity and changes in the supply and demand for oil and oil products. Changes in demand for transportation of oil over longer distances and the supply of tankers to carry that oil may materially affect the revenues, profitability and cash flows of tanker companies. The successful operation of vessels in the charter market depends upon, among other things, obtaining profitable spot charters and minimizing time spent waiting for charters and traveling unladen to pick up cargo. The value of tanker vessels may fluctuate and could adversely affect the value of tanker company securities in the Fund’s portfolio. Declining tanker values could affect the ability of tanker companies to raise cash by limiting their ability to refinance their vessels, thereby adversely impacting tanker company liquidity. Tanker company vessels are at risk of damage or loss because of events such as mechanical failure, collision, human error, war, terrorism, piracy, cargo loss and bad weather. In addition, changing economic, regulatory and political conditions in some countries, including political and military conflicts, have from time to time resulted in attacks on vessels, mining of waterways, piracy, terrorism, labor strikes, boycotts and government requisitioning of vessels. These sorts of events could interfere with shipping lanes and result in market disruptions and a significant loss of tanker company earnings.
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Greenfield Projects. A Fund may invest in energy-related projects known as greenfield projects. Greenfield projects are generally built by private joint ventures formed by energy companies and are susceptible to specific risks. For example, changing project requirements, elevated costs for labor and materials, and unexpected construction hurdles may increase construction costs. It is also possible that greenfield projects may not materialize due to, among other factors, the absence of a natural energy source and the failure of having technology necessary to generate the energy. A Fund’s investments in greenfield projects may be structured as pay-in-kind securities with minimal or no cash interest or dividends until the construction is completed, at which time interest payments or dividends would be paid in cash.
Risks of Foreign Investments.  A Fund may make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.
Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals may adversely affect a Fund’s foreign holdings or exposures.

Appendix A
Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.
Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.
Certain foreign investments may become less liquid in response to social, political or market developments or adverse investor perceptions, or become illiquid after purchase by a Fund, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When a Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets.
If a Fund focuses its investments in one or a few countries and currencies it will subject the Fund to greater risks than if the Fund’s assets were not geographically focused.
Investments in foreign securities may take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) or other similar instruments representing securities of foreign issuers. ADRs, GDRs and EDRs represent the right to receive securities of foreign issuers deposited in a bank or other depository. ADRs and certain GDRs are traded in the United States. GDRs may be traded in either the United States or in foreign markets. EDRs are traded primarily outside the United States. Prices of ADRs are quoted in U.S. dollars. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.
Risks of Emerging Countries. A Fund may invest in securities of issuers located in, or otherwise economically tied to, emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in Africa, Asia, the Middle East, Eastern and Central Europe, and Central and South America. A Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, or their affiliates and respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.
Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of investment income, capital or the proceeds of securities sales from certain emerging countries is subject to restrictions such as the need for governmental consents, which may make it difficult for a Fund to invest in such emerging countries. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for such repatriation. In situations where a country restricts direct investment in securities (which may occur in certain Asian and other countries), a Fund may invest in such countries through other investment funds in such countries.
Emerging market countries may have more or less government regulation and generally do not impose as extensive and frequent accounting, auditing, financial and other reporting requirements as the securities markets of more developed countries. The degree of cooperation between issuers in emerging and frontier market countries with foreign and U.S. financial regulators may vary significantly. Accordingly, regulators may not have sufficient access to audit and oversee issuers, and there could be less information available about issuers in certain emerging market countries. As a result, the Investment Adviser’s ability to evaluate local companies or their potential impact on the Fund’s performance could be inhibited.
Many emerging countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.
Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past, some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not occur in other countries.
A Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return to the Fund from an investment in issuers in such countries.
Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve a Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause a Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities a Fund has delivered or a Fund’s inability to complete its contractual obligations because of theft or other reasons.
The creditworthiness of the local securities firms used by a Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, a Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.
The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make a Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). A Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging countries may be more difficult to value precisely because of the characteristics discussed above and lower trading volumes.
A Fund’s use of foreign currency management techniques in emerging countries may be limited. A significant portion of a Fund’s currency exposure in emerging countries may not be covered by those techniques.
Foreign Custody Risk.  A Fund may hold foreign securities and cash with foreign banks, agents and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.
Risks of Derivative Investments.  A Fund may, to the extent consistent with its investment policy, invest in derivative instruments, including without limitation, options, futures, options on futures, forwards, swaps, options on swaps, structured securities and other derivatives. Derivatives may be used for both hedging and non-hedging purposes (that is, to seek to increase total return), although suitable derivative instruments may not always be available to the Investment Adviser for these purposes. Losses from derivative instruments can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks related to leverage factors associated with such transactions. Derivatives are also subject to risks arising from margin requirements, which include the risk that a Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions and the risk of loss by a Fund of margin deposits in the event of the bankruptcy or other similar insolvency with respect to a broker or counterparty with whom the Fund has an open derivative position. Losses may also arise if a Fund receives cash collateral under the transactions and some or all of that collateral is invested in the market. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and a Fund may be responsible for any loss that might result from its investment of the counterparty’s cash collateral. If cash collateral is not invested, the Funds may be

Appendix A
exposed to additional risk of loss in the event of the insolvency of its custodian holding such collateral. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates, currency prices or other variables. Derivative instruments may be harder to value, subject to greater volatility and more likely subject to changes in tax treatment than other investments. For these reasons, the Investment Adviser’s attempts to hedge portfolio risks through the use of derivative instruments may not be successful, and the Investment Adviser may choose not to hedge portfolio risks. Using derivatives for non-hedging purposes presents greater risk of loss than derivatives used for hedging purposes.
Risks of Illiquid Investments.  A Fund may not acquire any “illiquid investment” if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is an investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. In determining whether an investment is an illiquid investment, the Investment Adviser will take into account actual or estimated daily transaction volume of an investment, group of related investments or asset class and other relevant market, trading, and investment-specific considerations. In addition, in determining the liquidity of an investment, the Investment Adviser must determine whether trading varying portions of a position in a particular portfolio investment or asset class, in sizes that a Fund would reasonably anticipate trading, is reasonably expected to significantly affect its liquidity, and if so, a Fund must take this determination into account when classifying the liquidity of that investment or asset class.
Investments purchased by a Fund that are liquid at the time of purchase may subsequently become illiquid. If one or more investments in a Fund’s portfolio become illiquid, the Fund may exceed the 15% limitation in illiquid investments. In the event that changes in the portfolio or other external events cause the Fund to exceed this limit, a Fund must take steps to bring its illiquid investments that are assets to or below 15% of its net assets within a reasonable period of time. This requirement would not force a Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.
In cases where no clear indication of the value of a Fund’s portfolio instruments is available, the portfolio instruments will be valued at their fair value according to the valuation procedures approved by the Board of Trustees. These cases include, among others, situations where a security or other asset or liability does not have a price source. For more information on fair valuation, please see “Shareholder Guide—How to Buy Shares—How Are Shares Priced?”
Credit/Default Risks.  Debt securities purchased by a Fund may include U.S. Government Securities (including zero coupon bonds) and securities issued by foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed income securities are described in the next section below. Further information is provided in the SAI.
Debt securities rated BBB– or higher by Standard & Poor’s or Baa3 or higher by Moody’s or having a comparable credit rating by another NRSRO are considered “investment grade.” Securities rated BBB– or Baa3 are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal.
Fixed income securities rated BB+ or Ba1 or below (or comparable unrated securities) are commonly referred to as “junk bonds.” Junk bonds are considered speculative and may be questionable as to principal and interest payments.
In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund’s portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.
Risks of Initial Public Offerings.  A Fund may invest in IPOs. An IPO is a company’s first offering of stock to the public. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about a company’s business model, quality of management, earnings growth potential and other criteria used to evaluate its investment prospects. The purchase of IPO shares may involve high transaction costs. Investments in IPO shares, which are subject to market risk and liquidity risk, involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As a Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of a Fund’s portfolio and may lead to increased expenses to a Fund, such as commissions and transaction costs. The Funds will generally be subject to tax on the sale of IPO shares at a gain. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that a Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.
Temporary Investment Risks.  A Fund may, for temporary defensive purposes, invest up to 100% of its total assets in:
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U.S. Government Securities
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Commercial paper rated at least A-2 by Standard & Poor’s, P-2 by Moody’s or having a comparable credit rating by another NRSRO (or, if unrated, determined by the Investment Adviser to be of comparable credit quality)
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Certificates of deposit
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Bankers’ acceptances
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Repurchase agreements
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Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year
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ETFs
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Other investment companies
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Cash items
When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.
Risks of Exchange-Traded Notes.  ETNs are senior, unsecured, unsubordinated debt securities issued by a sponsoring financial institution. The returns on an ETN are linked to the performance of particular securities, market indices, or strategies, minus applicable fees. ETNs are traded on an exchange (e.g., the New York Stock Exchange) during normal trading hours; however, investors may also hold an ETN until maturity. At maturity, the issuer of an ETN pays to the investor a cash amount equal to the principal amount, subject to application of the relevant securities, index or strategy factor. Similar to other debt securities, ETNs have a maturity date and are backed only by the credit of the sponsoring institution. ETNs are subject to credit risk. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political or geographic events that affect the underlying assets. When a Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. Although an ETN is a debt security, it is unlike a typical bond, in that there are no periodic interest payments and principal is not protected. The timing and character of income and gains from ETNs may be affected by future legislation.
C. Portfolio Securities and Techniques
This section provides further information on certain types of securities and investment techniques that may be used by a Fund, including their associated risks.
A Fund may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objective and policies. Further information is provided in the SAI, which is available upon request.
Convertible Securities.  A Fund may invest in convertible securities. Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed income securities. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.
Structured Securities.  A Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, securities, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. Investments in structured securities may provide exposure to certain securities or markets in situations where regulatory or other restrictions prevent direct investments in such issuers or markets.
The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference, effectively leveraging a Fund’s investments so that small changes in the value of the Reference may result in disproportionate gains or losses to the Fund. Consequently, structured securities may present a greater degree of market risk than many types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities. Structured securities are also subject to the risk that the issuer of the

Appendix A
structured securities may fail to perform its contractual obligations. Certain issuers of structured products may be deemed to be investment companies as defined in the Investment Company Act. As a result, a Fund’s investments in structured securities may be subject to the limits applicable to investments in other investment companies.
Structured securities are considered hybrid instruments because they are derivative instruments, the value of which depends on, or is derived from or linked to, the value of an underlying asset, interest rate index or commodity. Commodity-linked notes are hybrid instruments because the principal and/or interest payments on those notes is linked to the value of the individual commodities, futures contracts or the performance of one or more commodity indices.
Structured securities include, but are not limited to, equity linked notes. An equity linked note is a note whose performance is tied to a single stock, a stock index or a basket of stocks. Equity linked notes combine the principal protection normally associated with fixed income investments with the potential for capital appreciation normally associated with equity investments. Upon the maturity of the note, the holder generally receives a return of principal based on the capital appreciation of the linked securities. Depending on the terms of the note, equity linked notes may also have a “cap” or “floor” on the maximum principal amount to be repaid to holders, irrespective of the performance of the underlying linked securities. For example, a note may guarantee the repayment of the original principal amount invested (even if the underlying linked securities have negative performance during the note’s term), but may cap the maximum payment at maturity at a certain percentage of the issuance price or the return of the underlying linked securities. Alternatively, the note may not guarantee a full return on the original principal, but may offer a greater participation in any capital appreciation of the underlying linked securities. The terms of an equity linked note may also provide for periodic interest payments to holders at either a fixed or floating rate. The secondary market for equity linked notes may be limited, and the lack of liquidity in the secondary market may make these securities difficult to dispose of and to value. Equity linked notes will be considered equity securities for purposes of the Fund’s investment objective and policies.
REITs.  A Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.
Options on Securities and Securities Indices.  A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. A Fund may write (sell) call and put options and purchase put and call options on any securities in which the Fund may invest or on any securities index consisting of securities in which it may invest.
The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which presents additional risk). The successful use of options depends in part on the ability of the Investment Adviser to anticipate future price fluctuations and the degree of correlation between the options and securities markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund’s transaction costs. Options written or purchased by a Fund may be traded on U.S. exchanges. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.
Futures Contracts and Options and Swaps on Futures Contracts.  Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A swap on a futures contract provides an investor with the ability to gain economic exposure to a particular futures market. A futures contract may be based on particular securities, foreign currencies, securities indices and other financial instruments and indices. A Fund may engage in futures transactions on both U.S. and foreign exchanges.
A Fund may purchase and sell futures contracts, purchase and write call and put options on futures contracts, and enter into swaps on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or currency exchange rates, or to otherwise manage its term structure, sector selections and duration in accordance with its investment objective and policies. A Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Investment Adviser, on behalf of each Fund, has filed a notice of eligibility claiming an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”), and therefore is not subject to registration or regulation as a CPO under the CEA.
Futures contracts and related options and swaps present the following risks:
◼
While a Fund may benefit from the use of futures and options and swaps on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts, options transactions or swaps.
◼
Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.
◼
The loss incurred by a Fund in entering into futures contracts and in writing call options and entering into swaps on futures is potentially unlimited and may exceed the amount of the premium received.
◼
Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV.
◼
As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund.
◼
Futures contracts and options and swaps on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
◼
Foreign exchanges may not provide the same protection as U.S. exchanges.
Interest Rate Swaps, Credit Swaps, Total Return Swaps, Equity Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars. A Fund may enter into swap transactions and option agreements, including interest rate swaps, credit swaps, total return swaps, options on swaps and interest rate caps, floors and collars. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security or pool of securities. Credit swaps give one party to a transaction (the buyer of the credit swap) the right to dispose of or acquire an asset (or group of assets or exposure to the performance of an index), or the right to receive a payment from the other party, upon the occurrence of specified credit events. Total return swaps give a party the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be based on an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, a party may also be required to pay the dollar value of that decline to the counterparty. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for another payment stream. An equity swap may be used by the Funds to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous. A Fund may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap or to modify the terms of an existing swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into or modify an underlying swap on agreed-upon terms, which generally entails a greater risk of loss than the Fund incurs in buying a swaption.
The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.
A Fund may enter into the transactions described above for hedging purposes or to seek to increase total return. As an example, when a Fund is the buyer of a credit default swap (commonly known as buying protection), it may make periodic payments to the seller of the credit default swap to obtain protection against a credit default on a specified underlying asset (or group of assets). If a default occurs, the seller of a credit default swap may be required to pay a Fund the notional amount of the credit default swap on a specified security (or group of securities). On the other hand, when a Fund is a seller of a credit default swap (commonly known as selling protection), in addition to the credit exposure the Fund has on the other assets held in its portfolio, the Fund is also subject to the credit exposure on the notional amount of the swap since, in the event of a credit default, the Fund may be required to pay the notional amount of the credit default swap on a specified security (or group of securities) to the buyer of the credit default swap.

Appendix A
The use of interest rate, credit, index, total return and equity swaps, options on swaps, and interest rate caps, floors and collars is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values and interest rates, or in its evaluation of the creditworthiness of swap counterparties (with respect to bilateral swap transactions) and the issuers of the underlying assets, the investment performance of a Fund would be less favorable than it would have been if these investment techniques were not used.
Currently, certain standardized swap transactions are subject to mandatory central clearing and exchange trading. Although central clearing and exchange trading is expected to decrease counterparty risk and increase liquidity compared to bilaterally negotiated swaps, central clearing and exchange trading does not eliminate counterparty risk or illiquidity risk entirely. Depending on the size of a Fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar bilateral, uncleared swap. However, certain applicable regulators have adopted rules imposing certain margin requirements, including minimums, on uncleared swaps which may result in a Fund and its counterparties posting higher amounts for uncleared swaps.
When-Issued Securities and Forward Commitments.  A Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to a Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.
The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.
Repurchase Agreements.  Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. A Fund may enter into repurchase agreements with eligible counterparties which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. The collateral may consist of any type of security (government or corporate) of any or no credit rating. Repurchase agreements involving obligations other than U.S. Government Securities (such as foreign securities, commercial paper, corporate bonds, mortgage loans and equities) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency.
If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.
A Fund, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.
Short Sales Against-the-Box.  A Fund may make short sales against-the-box. A short sale against-the-box means that at all times when a short position is open a Fund will own an equal amount of securities sold short, or securities convertible into or exchangeable for, without payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short.
Preferred Stock, Warrants and Stock Purchase Rights.  A Fund may invest in preferred stock, warrants and stock purchase rights (or “rights”). Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.
Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.
Other Investment Companies.  A Fund may invest in securities of other investment companies, including ETFs and money market funds, subject to statutory limitations prescribed by the Investment Company Act or rules, regulations or exemptive relief thereunder. These statutory limitations include in certain circumstances a prohibition on a Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies.

Subject to applicable law and/or pursuant to an exemptive order obtained from the SEC or under an exemptive rule adopted by the SEC, a Fund may invest in certain other investment companies (including ETFs and money market funds) and business development companies beyond the statutory limits described above or otherwise provided that certain conditions are met. Some of those investment companies may be funds for which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.
Additionally, to the extent that any Fund serves as an “acquired fund” to another Goldman Sachs Fund or unaffiliated investment company, the Fund’s ability to invest in other investment companies and private funds may be limited and, under these circumstances, the Fund’s investments in other investment companies and private funds will be consistent with applicable law and/or exemptive rules adopted by or exemptive orders obtained from the SEC. For example, to the extent the Fund serves as an acquired fund in a fund of funds arrangement in reliance on Rule 12d1-4 under the Investment Company Act, the Fund would be prohibited from purchasing or otherwise acquiring the securities of an investment company or private fund if, after such purchase or acquisition, the aggregate value of the Fund’s investments in such investment companies and private funds would exceed 10% of the value of the Fund’s total assets, subject to limited exceptions (including for investments in money market funds).
The use of ETFs is generally intended to help a Fund match the total return of the particular market segments or indices represented by those ETFs, although that may not be the result. Most ETFs are passively-managed investment companies whose shares are purchased and sold on a securities exchange. An ETF generally represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and the Fund could lose money investing in an ETF. Moreover, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.
A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.
Unseasoned Companies.  A Fund may invest in companies which (together with their predecessors) have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than investments in companies with an established operating record.
Corporate Debt Obligations.  Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal. A Fund may invest in corporate debt obligations issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations as well as other non-U.S. dollar currencies). In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.).
Bank Obligations.  A Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.
U.S. Government Securities. A Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (i) the full faith and credit of the U.S. Treasury; (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (iv) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components are traded independently.
U.S. Government Securities may also include Treasury inflation-protected securities whose principal value is periodically adjusted according to the rate of inflation.

Appendix A
U.S. Government Securities are deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, authorities or instrumentalities; and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid.
U.S. Treasury Securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government will be able or willing to repay the principal or interest rate when due, or provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises that issue U.S. Government Securities if it is not obligated to do so by law.
Custodial Receipts and Trust Certificates.  A Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities or other types of securities in which a Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes a Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. A Fund may also invest in separately issued interests in custodial receipts and trust certificates.
Non-Investment Grade Fixed Income Securities.  Non-investment grade fixed-income securities and unrated securities of comparable credit quality (commonly referred to as “junk bonds”) are considered speculative. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Non-investment grade fixed income securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations. These securities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity.
Non-investment grade fixed income securities are often issued in connection with a corporate reorganization or restructuring or as part of a merger, acquisition, takeover or similar event. They are also issued by less established companies seeking to expand. Such issuers are often highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse developments or business conditions. Non-investment grade securities are also issued by governmental bodies that may have difficulty in making all scheduled interest and principal payments.
The market value of non-investment grade fixed income securities tends to reflect individual corporate or municipal developments to a greater extent than that of higher rated securities which react primarily to fluctuations in the general level of interest rates. As a result, a Fund’s ability to achieve its investment objectives may depend to a greater extent on the Investment Adviser’s judgment concerning the creditworthiness of issuers than funds which invest in higher-rated securities. Issuers of non-investment grade fixed income securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be affected more adversely than issuers of higher-rated securities by economic downturns, specific corporate or financial developments or the issuer’s inability to meet specific projected business forecasts. Negative publicity about the junk bond market and investor perceptions regarding lower rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.
A holder’s risk of loss from default is significantly greater for non-investment grade fixed income securities than is the case for holders of other debt securities because such non-investment grade securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by a Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Fund of its initial investment and any anticipated income or appreciation is uncertain.
The secondary market for non-investment grade fixed income securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher-rated securities. In addition, market trading volume for high yield fixed income securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. The lack of sufficient market liquidity may cause a Fund to incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and a Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for a Fund to obtain precise valuations of the high yield securities in its portfolio.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.
Borrowings. A Fund can borrow money from banks and other financial institutions in amounts not exceeding one-third of its total assets (including the amount borrowed or received), for temporary or emergency purposes.
Mortgage Dollar Rolls. A Fund may enter into mortgage dollar rolls. A mortgage dollar roll involves the sale by a Fund of securities for delivery in the current month. A Fund simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, a Fund loses the right to receive principal and interest paid on the securities sold. However, a Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish a Fund’s performance.
Successful use of mortgage dollar rolls depends upon the Investment Adviser’s ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, a Fund may experience a loss. A Fund does not currently intend to enter into mortgage dollar rolls for financing and does not treat them as borrowings.
Lending of Portfolio Securities.  The Energy Infrastructure Fund may engage in securities lending. Securities lending involves the lending of securities owned by the Fund to financial institutions such as certain broker-dealers including, as permitted by the SEC, Goldman Sachs. The borrowers are required to secure their loan continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by the Fund in short-term investments, including registered and unregistered investment pools managed by the Investment Adviser, its affiliates or the Fund’s custodian and from which the Investment Adviser or its affiliates may receive fees. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and the Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of the Fund (including the loan collateral). Loan collateral (including any investment of the collateral) is not subject to the percentage limitations described elsewhere in the Prospectus regarding investments in fixed income securities and cash equivalents.
The Energy Infrastructure Fund may lend its securities to increase its income. The Fund may, however, experience delay in the recovery of their securities or incur a loss if the institution with which they have engaged in a portfolio loan transaction becomes insolvent or breaches its agreement with the Fund or an agent.

Appendix B
Financial Highlights
The financial highlights tables are intended to help you understand the Fund’s financial performance for the past five years  (or less if the Fund has been in operation for less than five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the Fund has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Form N-CSR dated November 30, 2024.
	MLP Energy Infrastructure Fund
	Class A Shares
	Year Ended November 30,
	2024	2023	2022	2021	2020
Per Share Data*
Net asset value, beginning of year	$31.06	$28.86	$22.75	$17.15	$26.10
Net investment loss(a)	(0.06)	(0.13)	(0.07)	(0.13)(b)	(0.15)
Net realized and unrealized gain (loss)	9.68	4.45	7.88	7.23	(7.86)
Total from investment operations	9.62	4.32	7.81	7.10	(8.01)
Distributions to shareholders from net investment income	(2.49)	(2.12)	(1.70)	(1.50)	—
Distributions to shareholders from return of capital	—	—	—	—	(0.94)
Total distributions	(2.49)	(2.12)	(1.70)	(1.50)	(0.94)
Net asset value, end of year	$38.19	$31.06	$28.86	$22.75	$17.15
Total return(c)	32.26%	15.84%	34.91%	41.88%	(27.83)%
Net assets, end of year (in 000s)	$74,562	$59,874	$53,751	$39,835	$34,024
Ratio of net expenses to average net assets after tax expense(d)	7.32%	2.42%	2.59%	0.42%	2.61%
Ratio of total expenses to average net assets after tax expense(d)	7.32%	2.42%	2.59%	0.43%	2.64%
Ratio of net expenses to average net assets before tax expense	1.42%	1.43%	1.45%	1.45%	1.49%
Ratio of net investment loss to average net assets(e)	(0.19)%	(0.47)%	(0.26)%	(0.60)%	(0.81)%
Portfolio turnover rate(f)	103%	102%	117%	166%	139%

*	On June 5, 2020, the MLP Energy Infrastructure Fund effected a 5-for-1 reverse share split. All per share data prior to June 5, 2020 has been adjusted to reflect the reverse share split.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.16% of average net assets.
(c)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the
NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)	Current and deferred tax expense/benefit for the ratio calculation is derived from the net investment income (loss), and realized and unrealized gains (losses).
(e)	Current and deferred tax benefit for the ratio calculation is derived from net investment income (loss) only.
(f)
The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	MLP Energy Infrastructure Fund
	Class C Shares
	Year Ended November 30,
	2024	2023	2022	2021	2020
Per Share Data*
Net asset value, beginning of year	$27.54	$26.01	$20.79	$15.88	$24.55
Net investment loss(a)	(0.06)	(0.31)	(0.24)	(0.27)(b)	(0.29)
Net realized and unrealized gain (loss)	8.28	3.96	7.16	6.68	(7.44)
Total from investment operations	8.22	3.65	6.92	6.41	(7.73)
Distributions to shareholders from net investment income	(2.49)	(2.12)	(1.70)	(1.50)	—
Distributions to shareholders from return of capital	—	—	—	—	(0.94)
Total distributions	(2.49)	(2.12)	(1.70)	(1.50)	(0.94)
Net asset value, end of year	$33.27	$27.54	$26.01	$20.79	$15.88
Total return(c)	31.27%	14.97%	33.89%	40.85%	(28.47)%
Net assets, end of year (in 000s)	$13,612	$16,025	$22,030	$25,647	$24,897
Ratio of net expenses to average net assets after tax expense(d)	7.63%	3.20%	3.34%	1.16%	3.37%
Ratio of total expenses to average net assets after tax expense(d)	7.63%	3.20%	3.34%	1.18%	3.39%
Ratio of net expenses to average net assets before tax expense	2.17%	2.18%	2.20%	2.20%	2.24%
Ratio of net investment loss to average net assets(e)	(0.20)%	(1.23)%	(1.00)%	(1.35)%	(1.63)%
Portfolio turnover rate(f)	103%	102%	117%	166%	139%

*	On June 5, 2020, the MLP Energy Infrastructure Fund effected a 5-for-1 reverse share split. All per share data prior to June 5, 2020 has been adjusted to reflect the reverse share split.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.16% of average net assets.
(c)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the
NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)	Current and deferred tax expense/benefit for the ratio calculation is derived from the net investment income (loss), and realized and unrealized gains (losses).
(e)	Current and deferred tax benefit for the ratio calculation is derived from net investment income (loss) only.
(f)
The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund's portfolio turnover rate may be higher.

Appendix B

	MLP Energy Infrastructure Fund
	Institutional Shares
	Year Ended November 30,
	2024	2023	2022	2021	2020
Per Share Data*
Net asset value, beginning of year	$32.99	$30.43	$23.82	$17.84	$26.95
Net investment income (loss)(a)	(0.06)	(0.04)	0.03	(0.05)(b)	(0.11)
Net realized and unrealized gain (loss)	10.46	4.72	8.28	7.53	(8.06)
Total from investment operations	10.40	4.68	8.31	7.48	(8.17)
Distributions to shareholders from net investment income	(2.49)	(2.12)	(1.70)	(1.50)	—
Distributions to shareholders from return of capital	—	—	—	—	(0.94)
Total distributions	(2.49)	(2.12)	(1.70)	(1.50)	(0.94)
Net asset value, end of year	$40.90	$32.99	$30.43	$23.82	$17.84
Total return(c)	32.75%	16.22%	35.45%	42.40%	(27.54)%
Net assets, end of year (in 000s)	$233,477	$192,787	$198,807	$160,785	$182,236
Ratio of net expenses to average net assets after tax expense(d)	6.94%	2.08%	2.22%	0.05%	2.22%
Ratio of total expenses to average net assets after tax expense(d)	6.94%	2.08%	2.22%	0.06%	2.25%
Ratio of net expenses to average net assets before tax expense	1.06%	1.07%	1.08%	1.09%	1.10%
Ratio of net investment income (loss) to average net assets(e)	(0.17)%	(0.12)%	0.12%	(0.21)%	(0.56)%
Portfolio turnover rate(f)	103%	102%	117%	166%	139%

*	On June 5, 2020, the MLP Energy Infrastructure Fund effected a 5-for-1 reverse share split. All per share data prior to June 5, 2020 has been adjusted to reflect the reverse share split.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.16% of average net assets.
(c)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the
NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)	Current and deferred tax expense/benefit for the ratio calculation is derived from the net investment income (loss), and realized and unrealized gains (losses).
(e)	Current and deferred tax benefit for the ratio calculation is derived from net investment income (loss) only.
(f)
The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	MLP Energy Infrastructure Fund
	Investor Shares
	Year Ended November 30,
	2024	2023	2022	2021	2020
Per Share Data*
Net asset value, beginning of year	$32.33	$29.89	$23.45	$17.60	$26.65
Net investment loss(a)	(0.06)	(0.06)	— (b)	(0.08)(c)	(0.15)
Net realized and unrealized gain (loss)	10.19	4.62	8.14	7.43	(7.96)
Total from investment operations	10.13	4.56	8.14	7.35	(8.11)
Distributions to shareholders from net investment income	(2.49)	(2.12)	(1.70)	(1.50)	—
Distributions to shareholders from return of capital	—	—	—	—	(0.94)
Total distributions	(2.49)	(2.12)	(1.70)	(1.50)	(0.94)
Net asset value, end of year	$39.97	$32.33	$29.89	$23.45	$17.60
Total return(d)	32.58%	16.11%	35.28%	42.23%	(27.63)%
Net assets, end of year (in 000s)	$68,322	$53,118	$59,725	$40,346	$32,396
Ratio of net expenses to average net assets after tax expense(e)	7.25%	2.16%	2.34%	0.17%	2.36%
Ratio of total expenses to average net assets after tax expense(e)	7.25%	2.16%	2.34%	0.18%	2.38%
Ratio of net expenses to average net assets before tax expense	1.17%	1.18%	1.20%	1.20%	1.23%
Ratio of net investment loss to average net assets(f)	(0.18)%	(0.20)%	(0.01)%	(0.36)%	(0.73)%
Portfolio turnover rate(g)	103%	102%	117%	166%	139%

*	On June 5, 2020, the MLP Energy Infrastructure Fund effected a 5-for-1 reverse share split. All per share data prior to June 5, 2020 has been adjusted to reflect the reverse share split.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Less than $0.005 per share.
(c)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.16% of average net assets.
(d)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the
NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(e)	Current and deferred tax expense/benefit for the ratio calculation is derived from the net investment income (loss), and realized and unrealized gains (losses).
(f)	Current and deferred tax benefit for the ratio calculation is derived from net investment income (loss) only.
(g)
The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund's portfolio turnover rate may be higher.

Appendix B

	MLP Energy Infrastructure Fund
	Class R6 Shares
	Year Ended November 30,
	2024	2023	2022	2021	2020
Per Share Data*
Net asset value, beginning of year	$33.05	$30.47	$23.85	$17.86	$27.00
Net investment income (loss)(a)	(0.04)	(0.03)	0.04	(0.04)(b)	(0.05)
Net realized and unrealized gain (loss)	10.46	4.73	8.28	7.53	(8.15)
Total from investment operations	10.42	4.70	8.32	7.49	(8.20)
Distributions to shareholders from net investment income	(2.49)	(2.12)	(1.70)	(1.50)	—
Distributions to shareholders from return of capital	—	—	—	—	(0.94)
Total distributions	(2.49)	(2.12)	(1.70)	(1.50)	(0.94)
Net asset value, end of year	$40.98	$33.05	$30.47	$23.85	$17.86
Total return(c)	32.75%	16.26%	35.45%	42.41%	(27.60)%
Net assets, end of year (in 000s)	$45,162	$115,489	$126,621	$138,288	$181,968
Ratio of net expenses to average net assets after tax expense(d)	5.31%	2.06%	2.21%	0.04%	2.23%
Ratio of total expenses to average net assets after tax expense(d)	5.31%	2.06%	2.21%	0.05%	2.26%
Ratio of net expenses to average net assets before tax expense	1.05%	1.06%	1.07%	1.08%	1.11%
Ratio of net investment income (loss) to average net assets(e)	(0.12)%	(0.10)%	0.13%	(0.17)%	(0.29)%
Portfolio turnover rate(f)	103%	102%	117%	166%	139%

*	On June 5, 2020, the MLP Energy Infrastructure Fund effected a 5-for-1 reverse share split. All per share data prior to June 5, 2020 has been adjusted to reflect the reverse share split.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.16% of average net assets.
(c)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the
NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)	Current and deferred tax expense/benefit for the ratio calculation is derived from the net investment income (loss), and realized and unrealized gains (losses).
(e)	Current and deferred tax benefit for the ratio calculation is derived from net investment income (loss) only.
(f)
The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	MLP Energy Infrastructure Fund
	Class R Shares
	Year Ended November 30,
	2024	2023	2022	2021	2020
Per Share Data*
Net asset value, beginning of year	$29.86	$27.90	$22.09	$16.72	$25.60
Net investment loss(a)	(0.06)	(0.21)	(0.13)	(0.18)(b)	(0.17)
Net realized and unrealized gain (loss)	9.20	4.29	7.64	7.05	(7.77)
Total from investment operations	9.14	4.08	7.51	6.87	(7.94)
Distributions to shareholders from net investment income	(2.49)	(2.12)	(1.70)	(1.50)	—
Distributions to shareholders from return of capital	—	—	—	—	(0.94)
Total distributions	(2.49)	(2.12)	(1.70)	(1.50)	(0.94)
Net asset value, end of year	$36.51	$29.86	$27.90	$22.09	$16.72
Total return(c)	31.94%	15.52%	34.59%	41.57%	(28.11)%
Net assets, end of year (in 000s)	$940	$1,000	$843	$731	$796
Ratio of net expenses to average net assets after tax expense(d)	7.32%	2.72%	2.84%	0.66%	2.87%
Ratio of total expenses to average net assets after tax expense(d)	7.32%	2.72%	2.85%	0.67%	2.90%
Ratio of net expenses to average net assets before tax expense	1.67%	1.68%	1.70%	1.70%	1.74%
Ratio of net investment loss to average net assets(e)	(0.19)%	(0.76)%	(0.50)%	(0.85)%	(0.94)%
Portfolio turnover rate(f)	103%	102%	117%	166%	139%

*	On June 5, 2020, the MLP Energy Infrastructure Fund effected a 5-for-1 reverse share split. All per share data prior to June 5, 2020 has been adjusted to reflect the reverse share split.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.16% of average net assets.
(c)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the
NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)	Current and deferred tax expense/benefit for the ratio calculation is derived from the net investment income (loss), and realized and unrealized gains (losses).
(e)	Current and deferred tax benefit for the ratio calculation is derived from net investment income (loss) only.
(f)
The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund's portfolio turnover rate may be higher.

Appendix B

	Energy Infrastructure Fund
	Class A Shares
	Year Ended November 30,
	2024	2023	2022	2021	2020
Per Share Data
Net asset value, beginning of year	$11.75	$11.56	$9.56	$7.18	$8.64
Net investment income(a)	0.15	0.15	0.07	0.06	0.03
Net realized and unrealized gain (loss)	5.16	0.77	2.70	2.71	(1.16)
Total from investment operations	5.31	0.92	2.77	2.77	(1.13)
Distributions to shareholders from net investment income	(0.44)	(0.43)	(0.37)	(0.39)	(0.05)
Distributions to shareholders from net realized gains	(0.67)	(0.30)	(0.40)	—	(0.05)
Distributions to shareholders from return of capital	—	—	—	—	(0.23)
Total distributions	(1.11)	(0.73)	(0.77)	(0.39)	(0.33)
Net asset value, end of year	$15.95	$11.75	$11.56	$9.56	$7.18
Total return(b)	48.67%	8.63%	30.74%	38.55%	(13.05)%
Net assets, end of year (in 000s)	$3,699	$2,442	$2,296	$617	$68
Ratio of net expenses to average net assets	1.46%	1.47%	1.47%	1.47%	1.48%
Ratio of total expenses to average net assets	1.53%	1.52%	1.54%	1.53%	1.73%
Ratio of net investment income to average net assets	1.21%	1.40%	0.67%	0.68%	0.35%
Portfolio turnover rate(c)	43%	41%	56%	58%	121%

(a)	Calculated based on the average shares outstanding methodology.
(b)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the
NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)
The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments.
If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Energy Infrastructure Fund
	Class C Shares
	Year Ended November 30,
	2024	2023	2022	2021	2020
Per Share Data
Net asset value, beginning of year	$11.79	$11.60	$9.58	$7.20	$8.64
Net investment income (loss)(a)	0.06	0.07	(0.01)	0.01	(0.02)
Net realized and unrealized gain (loss)	5.15	0.77	2.71	2.69	(1.16)
Total from investment operations	5.21	0.84	2.70	2.70	(1.18)
Distributions to shareholders from net investment income	(0.34)	(0.35)	(0.28)	(0.32)	(0.02)
Distributions to shareholders from net realized gains	(0.67)	(0.30)	(0.40)	—	(0.05)
Distributions to shareholders from return of capital	—	—	—	—	(0.19)
Total distributions	(1.01)	(0.65)	(0.68)	(0.32)	(0.26)
Net asset value, end of year	$15.99	$11.79	$11.60	$9.58	$7.20
Total return(b)	47.46%	7.85%	29.76%	37.44%	(13.60)%
Net assets, end of year (in 000s)	$719	$520	$556	$448	$135
Ratio of net expenses to average net assets	2.21%	2.22%	2.22%	2.22%	2.23%
Ratio of total expenses to average net assets	2.28%	2.27%	2.29%	2.28%	2.48%
Ratio of net investment income (loss) to average net assets	0.48%	0.64%	(0.12)%	0.16%	(0.34)%
Portfolio turnover rate(c)	43%	41%	56%	58%	121%

(a)	Calculated based on the average shares outstanding methodology.
(b)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the
NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)
The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments.
If such transactions were included, the Fund's portfolio turnover rate may be higher.

Appendix B

	Energy Infrastructure Fund
	Institutional Shares
	Year Ended November 30,
	2024	2023	2022	2021	2020
Per Share Data
Net asset value, beginning of year	$11.81	$11.62	$9.59	$7.19	$8.65
Net investment income(a)	0.19	0.21	0.11	0.10	0.05
Net realized and unrealized gain (loss)	5.19	0.75	2.72	2.70	(1.16)
Total from investment operations	5.38	0.96	2.83	2.80	(1.11)
Distributions to shareholders from net investment income	(0.49)	(0.47)	(0.40)	(0.40)	(0.05)
Distributions to shareholders from net realized gains	(0.67)	(0.30)	(0.40)	—	(0.05)
Distributions to shareholders from return of capital	—	—	—	—	(0.25)
Total distributions	(1.16)	(0.77)	(0.80)	(0.40)	(0.35)
Net asset value, end of year	$16.03	$11.81	$11.62	$9.59	$7.19
Total return(b)	49.06%	9.07%	31.17%	39.03%	(12.74)%
Net assets, end of year (in 000s)	$5,238	$4,311	$1,240	$1,323	$2,415
Ratio of net expenses to average net assets	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of total expenses to average net assets	1.16%	1.15%	1.17%	1.18%	1.35%
Ratio of net investment income to average net assets	1.50%	1.87%	1.04%	1.13%	0.74%
Portfolio turnover rate(c)	43%	41%	56%	58%	121%

(a)	Calculated based on the average shares outstanding methodology.
(b)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the
NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)
The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments.
If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Energy Infrastructure Fund
	Investor Shares
	Year Ended November 30,
	2024	2023	2022	2021	2020
Per Share Data
Net asset value, beginning of year	$11.81	$11.61	$9.59	$7.19	$8.65
Net investment income(a)	0.19	0.18	0.10	0.09	0.04
Net realized and unrealized gain (loss)	5.17	0.78	2.71	2.71	(1.16)
Total from investment operations	5.36	0.96	2.81	2.80	(1.12)
Distributions to shareholders from net investment income	(0.47)	(0.46)	(0.39)	(0.40)	(0.05)
Distributions to shareholders from net realized gains	(0.67)	(0.30)	(0.40)	—	(0.05)
Distributions to shareholders from return of capital	—	—	—	—	(0.24)
Total distributions	(1.14)	(0.76)	(0.79)	(0.40)	(0.34)
Net asset value, end of year	$16.03	$11.81	$11.61	$9.59	$7.19
Total return(b)	48.91%	8.96%	31.02%	38.90%	(12.86)%
Net assets, end of year (in 000s)	$125	$84	$77	$57	$41
Ratio of net expenses to average net assets	1.21%	1.22%	1.23%	1.22%	1.23%
Ratio of total expenses to average net assets	1.28%	1.27%	1.29%	1.29%	1.49%
Ratio of net investment income to average net assets	1.47%	1.65%	0.91%	0.96%	0.61%
Portfolio turnover rate(c)	43%	41%	56%	58%	121%

(a)	Calculated based on the average shares outstanding methodology.
(b)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the
NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)
The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments.
If such transactions were included, the Fund's portfolio turnover rate may be higher.

Appendix B

	Energy Infrastructure Fund
	Class R6 Shares
	Year Ended November 30,
	2024	2023	2022	2021	2020
Per Share Data
Net asset value, beginning of year	$11.79	$11.59	$9.58	$7.18	$8.65
Net investment income(a)	0.20	0.19	0.11	0.10	0.06
Net realized and unrealized gain (loss)	5.18	0.78	2.70	2.71	(1.18)
Total from investment operations	5.38	0.97	2.81	2.81	(1.12)
Distributions to shareholders from net investment income	(0.49)	(0.47)	(0.40)	(0.41)	(0.05)
Distributions to shareholders from net realized gains	(0.67)	(0.30)	(0.40)	—	(0.05)
Distributions to shareholders from return of capital	—	—	—	—	(0.25)
Total distributions	(1.16)	(0.77)	(0.80)	(0.41)	(0.35)
Net asset value, end of year	$16.01	$11.79	$11.59	$9.58	$7.18
Total return(b)	49.14%	9.08%	31.11%	39.13%	(12.83)%
Net assets, end of year (in 000s)	$39,790	$32,956	$86,997	$81,455	$78,375
Ratio of net expenses to average net assets	1.09%	1.09%	1.09%	1.09%	1.09%
Ratio of total expenses to average net assets	1.16%	1.15%	1.15%	1.17%	1.30%
Ratio of net investment income to average net assets	1.63%	1.76%	1.00%	1.10%	0.92%
Portfolio turnover rate(c)	43%	41%	56%	58%	121%

(a)	Calculated based on the average shares outstanding methodology.
(b)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the
NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)
The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments.
If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Energy Infrastructure Fund
	Class R Shares
	Year Ended November 30,
	2024	2023	2022	2021	2020
Per Share Data
Net asset value, beginning of year	$11.79	$11.62	$9.60	$7.19	$8.65
Net investment income(a)	0.13	0.13	0.04	0.04	0.01
Net realized and unrealized gain (loss)	5.17	0.76	2.71	2.72	(1.17)
Total from investment operations	5.30	0.89	2.75	2.76	(1.16)
Distributions to shareholders from net investment income	(0.40)	(0.42)	(0.33)	(0.35)	(0.04)
Distributions to shareholders from net realized gains	(0.67)	(0.30)	(0.40)	—	(0.05)
Distributions to shareholders from return of capital	—	—	—	—	(0.21)
Total distributions	(1.07)	(0.72)	(0.73)	(0.35)	(0.30)
Net asset value, end of year	$16.02	$11.79	$11.62	$9.60	$7.19
Total return(b)	48.19%	8.39%	30.37%	38.33%	(13.34)%
Net assets, end of year (in 000s)	$148	$126	$72	$56	$40
Ratio of net expenses to average net assets	1.71%	1.72%	1.72%	1.72%	1.73%
Ratio of total expenses to average net assets	1.78%	1.77%	1.79%	1.79%	1.99%
Ratio of net investment income to average net assets	1.03%	1.15%	0.40%	0.47%	0.10%
Portfolio turnover rate(c)	43%	41%	56%	58%	121%

(a)	Calculated based on the average shares outstanding methodology.
(b)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the
NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)
The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments.
If such transactions were included, the Fund's portfolio turnover rate may be higher.

Appendix C
Additional Information About Sales Charge Variations, Waivers and Discounts
The availability of certain sales charge variations, waivers and discounts will depend on whether you purchase your shares directly from a Fund or through an Intermediary. Intermediaries may impose different sales charges and have unique policies and procedures regarding the availability of sales charge waivers and/or discounts (including based on account type), which differ from those described in the Prospectus and are disclosed below. All sales charges and sales charge variations, waivers and discounts available to investors, other than those set forth below, are described in the Prospectus. To the extent an Intermediary notifies the Investment Adviser or Distributor of its intention to impose sales charges or have sales charge waivers and/or discounts that differ from those described in the Prospectus, such information provided by that Intermediary will be disclosed in this Appendix.
In all instances, it is your responsibility to notify your Intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge waivers or discounts. Please contact your Intermediary with questions regarding your eligibility for applicable sales charge variations, waivers and discounts or for additional information regarding your Intermediary’s policies for implementing particular sales charge variations, waivers and discounts. For waivers and discounts not available through a particular Intermediary, shareholders will have to purchase shares directly from a Fund or through another Intermediary to receive these waivers or discounts.
In addition to different sales charge variations, waivers and discounts, Intermediaries may have different share class exchange privileges that vary from those described in the Prospectus. You should contact your Intermediary to understand the exchange privileges available to you.
The information provided below for a particular Intermediary is reproduced based on information provided by that Intermediary. An Intermediary’s administration and implementation of its particular policies with respect to any variations, waivers and/or discounts is neither supervised nor verified by the Funds, the Investment Adviser or the Distributor.
MERRILL LYNCH
Purchases or sales of front-end (i.e. Class A) or level-load (i.e., Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in this Fund’s prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.
It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.
Additional information on waivers and discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement") and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds (the referenced Merrill documents and website do not form a part of this prospectus). Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.
Front-end Load Waivers Available at Merrill
◼
Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
◼
Shares purchased through a Merrill investment advisory program
◼
Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account
◼
Shares purchased through the Merrill Edge Self-Directed platform
◼
Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account
◼
Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement
◼
Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement)
◼
Shares purchased by eligible persons associated with the fund as defined in this prospectus (e.g. the fund’s officers or trustees)

◼
Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement
Contingent Deferred Sales Charge (“CDSC”) Waivers on Front-end, Back-end, and Level Load Shares Available at Merrill
◼
Shares sold due to the client’s death or disability (as defined by Code Section 22e(3))
◼
Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement
◼
Shares sold due to return of excess contributions from an IRA account
◼
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation
◼
Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g. traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund
Front-end Load Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent
◼
Breakpoint discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement
◼
Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household
◼
Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement

AMERIPRISE FINANCIAL
Front-end sales charge reductions on Class A shares purchased through Ameriprise Financial
Shareholders purchasing Class A shares of the fund through an Ameriprise Financial platform or account are eligible only for the following sales charge reductions, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders can reduce their initial sales charge on the purchase of Class A shares as follows:
◼
Transaction size breakpoints, as described in this prospectus or the SAI.
◼
Rights of accumulation (ROA), as described in this prospectus or the SAI.
◼
Letter of intent, as described in this prospectus or the SAI.
Front-end sales charge waivers on Class A shares purchased through Ameriprise Financial
Shareholders purchasing Class A shares of the fund through an Ameriprise Financial platform or account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:
◼
Shares purchased by employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer- sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
◼
Shares purchased through reinvestment of capital gains and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family).
◼
Shares exchanged from Class C shares of the same fund in the month of or following the seven-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.
◼
Shares purchased by employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
◼
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise Financial advisor and/or the advisor's spouse, advisor's lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor's lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

Appendix C
◼
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).
CDSC waivers on Class A and C shares purchased through Ameriprise Financial
Fund shares purchased through an Ameriprise Financial platform or account are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI:
◼
Redemptions due to death or disability of the shareholder.
◼
Shares sold as part of a systematic withdrawal plan as described in this prospectus or the SAI.
◼
Redemptions made in connection with a return of excess contributions from an IRA account.
◼
Shares purchased through a Right of Reinstatement (as defined above).
◼
Redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Code.

MORGAN STANLEY WEALTH MANAGEMENT
Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.
Front-End Sales Charge Waivers on Class A Shares Available at Morgan Stanley Wealth Management
◼
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
◼
Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
◼
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
◼
Shares purchased through a Morgan Stanley self-directed brokerage account
◼
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program
◼
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

RAYMOND JAMES & ASSOCIATES, INC., RAYMOND JAMES FINANCIAL SERVICES, INC. AND EACH ENTITY’S AFFILIATES (“RAYMOND JAMES”)
Effective March 1, 2019, shareholders purchasing Fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s Prospectus or SAI.
Front-End Sales Load Waivers on Class A Shares Available at Raymond James
◼
Shares purchased in an investment advisory program.
◼
Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
◼
Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
◼
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
◼
A Shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.
CDSC Waivers on Class A and Class C Shares Available at Raymond James
◼
Death or disability of the shareholder.
◼
Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.
◼
Return of excess contributions from an IRA Account.
◼
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Fund’s Prospectus.

◼
Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
◼
Shares acquired through a Right of Reinstatement.
Front-End Load Discounts Available at Raymond James: Breakpoints, Rights of Accumulation, and/or Letters of Intent
◼
Breakpoints as described in this Prospectus.
◼
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.
◼
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

JANNEY MONTGOMERY SCOTT LLC
Effective May 1, 2020, if you purchase Fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.
Front-End Sales Charge* Waivers on Class A Shares Available at Janney
◼
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
◼
Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
◼
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).
◼
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
◼
Shares acquired through a right of reinstatement.
◼
Class C Shares that are no longer subject to a contingent deferred sales charge and are converted to Class A Shares of the same fund pursuant to Janney’s policies and procedures.
CDSC Waivers on Class A and C Shares Available at Janney
◼
Shares sold upon the death or disability of the shareholder.
◼
Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.
◼
Shares purchased in connection with a return of excess contributions from an IRA account.
◼
Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70½ as described in the Fund’s Prospectus.
◼
Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
◼
Shares acquired through a right of reinstatement.
◼
Shares exchanged into the same share class of a different fund.
Front-End Sales Charge* Discounts Available at Janney: Breakpoints, Rights of Accumulation, and/or Letters of Intent
◼
Breakpoints as described in the Fund’s Prospectus.
◼
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
◼
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
*
Also referred to as an “initial sales charge.”

Appendix C
EDWARD D. JONES & CO., L.P. (“Edward Jones”)
Policies Regarding Transactions Through Edward Jones
The following information has been provided by Edward Jones:
Effective on or after August 16, 2024, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Goldman Sachs Funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Breakpoints
◼
Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.
Rights of Accumulation (“ROA”)
◼
The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of Goldman Sachs Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.
◼
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
◼
ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).
Letter of Intent (“LOI”)
◼
Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.
◼
If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.
Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:
◼
Associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.
◼
Shares purchased in an Edward Jones fee-based program.
◼
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
◼
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: the proceeds are from the sale of shares within 60 days of the purchase, the sale and purchase are made from a share class that charges a front load and one of the following (“Right of Restatement”):
◼
The redemption and repurchase occur in the same account.
◼
The redemption proceeds are used to process an: IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA.

◼
The Right of Restatement excludes systematic or automatic transactions including, but not limited to, purchases made through payroll deductions, liquidations to cover account fees, and reinvestments from non-mutual fund products.
◼
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.
◼
Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
Contingent Deferred Sales Charge (“CDSC”) Waivers
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:
◼
The death or disability of the shareholder.
◼
Systematic withdrawals with up to 10% per year of the account value.
◼
Return of excess contributions from an Individual Retirement Account (IRA).
◼
Shares redeemed as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
◼
Shares redeemed to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
◼
Shares exchanged in an Edward Jones fee-based program.
◼
Shares acquired through NAV reinstatement.
◼
Share redeemed at the discretions of Edward Jones for Minimum Balances, as described below.
Other Important Information Regarding Transactions Through Edward Jones
Minimum Purchase Amounts
◼
Initial purchase minimum: $250
◼
Subsequent purchase minimum: none
Minimum Balances
◼
Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
◼
A fee-based account held on an Edward Jones platform
◼
A 529 account held on an Edward Jones platform
◼
An account with an active systematic investment plan or LOI
Exchanging Share Classes
◼
At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund.

OPPENHEIMER & CO. INC.
Effective May 1, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“OPCO”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at OPCO
◼
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
◼
Shares purchased by or through a 529 Plan
◼
Shares purchased through a OPCO affiliated investment advisory program
◼
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
◼
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).
◼
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

Appendix C
◼
Employees and registered representatives of OPCO or its affiliates and their family members
◼
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus
CDSC Waivers on Class A and C Shares available at OPCO
◼
Death or disability of the shareholder
◼
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
◼
Return of excess contributions from an IRA Account
◼
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus
◼
Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
◼
Shares acquired through a right of reinstatement
Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent
◼
Breakpoints as described in this prospectus.
◼
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

ROBERT W. BAIRD & CO. (“BAIRD”)
Effective June 15, 2020, shareholders purchasing Fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI
Front-End Sales Charge Waivers on Class A Shares Available at Baird
◼
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund
◼
Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird
◼
Shares purchase from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)
◼
A shareholder in the Funds Class C shares will have their shares converted at net asset value to Class A shares of the fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird
◼
Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs
CDSC Waivers on Class A and C Shares Available at Baird
◼
Shares sold due to death or disability of the shareholder
◼
Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus
◼
Shares bought due to returns of excess contributions from an IRA Account
◼
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72 as described in the Fund’s prospectus
◼
Shares sold to pay Baird fees but only if the transaction is initiated by Baird
◼
Shares acquired through a right of reinstatement
Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations
◼
Breakpoints as described in this prospectus
◼
Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets
◼
Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within a fund family through Baird, over a 13-month period of time

J.P. Morgan Securities LLC
Effective September 29, 2023, if you purchase or hold fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or Statement of Additional Information.
Front-end sales charge waivers on Class A shares available at J.P. Morgan Securities LLC
◼
Shares exchanged from Class C (i.e. level-load) shares that are no longer subject to a CDSC and are exchanged into Class A shares of the same fund pursuant to J.P. Morgan Securities LLC’s share class exchange policy.
◼
Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans. For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or 501(c)(3) accounts.
◼
Shares of funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.
◼
Shares purchased through rights of reinstatement.
◼
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
◼
Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC.
Class C to Class A share conversion
◼
A shareholder in the fund’s Class C shares will have their shares converted to Class A shares (or the appropriate share class) of the same fund if the shares are no longer subject to a CDSC and the conversion is consistent with J.P. Morgan Securities LLC’s policies and procedures.
CDSC waivers on Class A and C shares available at J.P. Morgan Securities LLC
◼
Shares sold upon the death or disability of the shareholder.
◼
Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
◼
Shares purchased in connection with a return of excess contributions from an IRA account.
◼
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Code.
◼
Shares acquired through a right of reinstatement.
Front-end load discounts available at J.P. Morgan Securities LLC: breakpoints, rights of accumulation & letters of intent
◼
Breakpoints as described in the prospectus.
◼
Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at J.P. Morgan Securities LLC. Eligible fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets.
◼
Letters of Intent (“LOI”) which allow for breakpoint discounts based on anticipated purchases within a fund family, through J.P. Morgan Securities LLC, over a 13-month period of time (if applicable).

STIFEL, NICOLAUS & COMPANY, INC. (“Stifel”)
Effective March 30, 2025, shareholders purchasing or holding Fund shares, including existing fund shareholders, through a Stifel or affiliated platform that provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge load waivers (including front-end sales charge waivers and contingent deferred, or back-end, (CDSC) sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the Fund’s SAI.
CLASS A SHARES
As described elsewhere in this prospectus, Stifel may receive compensation out of the front-end sales charge if you purchase Class A shares through Stifel.
Rights of accumulation
Rights of accumulation (ROA) that entitle shareholders to breakpoint discounts on front-end sales charges will be calculated by Stifel based on the aggregated holding of eligible assets in the Fund held by accounts within the purchaser’s household at Stifel. Ineligible assets include Class A Shares of the Goldman Sachs Money Market Funds not assessed a sales charge. Fund assets not held at Stifel may be included in the calculation of ROA only if the shareholder notifies his or her financial advisor about such assets.

Appendix C
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
Front-end sales charge waivers on Class A shares available at Stifel
◼
Class C shares that have been held for more than seven (7) years may be converted to Class A shares or other front-end share class(es) of the same fund pursuant to Stifel’s policies and procedures. To the extent that this prospectus elsewhere provides for a waiver with respect to the exchange or conversion of such shares following a shorter holding period, those provisions shall continue to apply.
◼
Shares purchased by employees and registered representatives of Stifel or its affiliates and their family members as designated by Stifel.
◼
Shares purchased in a Stifel fee-based advisory program, often referred to as a “wrap” program.
◼
Share purchased through reinvestment of capital gains, distributions and dividend reinvestment when purchasing shares of the same or other fund within the fund family.
◼
Shares purchased from the proceeds of redeemed shares of the fund family so long as the proceeds are from the sale of shares from an account with the same owner/beneficiary within 90 days of the purchase. For the absence of doubt, automated transactions (i.e. systematic purchases, including salary deferral transactions and withdrawals) and purchases made after shares are sold to cover Stifel Nicolaus’ account maintenance fees are not eligible for rights of reinstatement.
◼
Shares from rollovers into Stifel from retirement plans to IRAs.
◼
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the direction of Stifel. Stifel is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in this prospectus.
◼
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
◼
Charitable organizations and foundations, notably 501(c)(3) organizations.
Contingent Deferred Sales Charges Waivers on Class A and C Shares
◼
Death or disability of the shareholder.
◼
Shares sold as part of a systematic withdrawal plan not to exceed 12% annually.
◼
Return of excess contributions from an IRA Account.
◼
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.
◼
Shares acquired through a right of reinstatement.
◼
Shares sold to pay Stifel fees or costs in such cases where the transaction is initiated by Stifel.
◼
Shares exchanged or sold in a Stifel fee-based program.
Share Class Conversions in Advisory Accounts
◼
Stifel continually looks to provide our clients with the lowest cost share class available based on account type. Stifel reserves the right to convert shares to the lowest cost share class available at Stifel upon transfer of shares into an advisory program.

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Energy Infrastructure Funds Prospectus

FOR MORE INFORMATION
Annual/Semi-Annual Report
Additional information about the Fund’s investments is or will be available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.
Statement of Additional Information
Additional information about the Fund and its policies is also available in the Fund’s SAI. The SAI is incorporated by reference into the Prospectus (i.e., is legally considered part of the Prospectus).
The Fund’s annual and semi-annual reports to shareholders, SAI and other information such as the Fund’s financial statements are available free upon request by calling Goldman Sachs Funds at 1-800-526-7384. You can also access and download the annual and semi-annual reports, SAI and other information such as the Fund’s financial statements, free of charge, at the Fund’s website: dfinview.com/GoldmanSachs.
From time to time, certain announcements and other information regarding the Fund may be found at
am.gs.com for individual investors and advisers.
To request other information and for shareholder inquiries:
	Institutional & Class R6	Class A, C, Investor & R
◼ By telephone:	1-800-621-2550	1-800-526-7384
◼ By mail:	Goldman Sachs Funds 71 South Wacker Drive, Suite 1200 Chicago, IL 60606	Goldman Sachs Funds P.O. Box 219711 Kansas City, MO 64121
◼ On the Internet:	SEC EDGAR database – http://www.sec.gov
Other information about the Fund is available on the EDGAR Database on the SEC’s website at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

The Funds’ investment company registration number is 811-05349.
GSAM® is a registered service mark of Goldman Sachs & Co. LLC.
MLPEIPRO-25

Prospectus
March 30, 2025

GOLDMAN SACHS ENERGY INFRASTRUCTURE FUNDS

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT
INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUND
INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN THE FUND.

◼
Goldman Sachs MLP Energy Infrastructure Fund
◼
Class P Shares: GMNPX
◼
Goldman Sachs Energy Infrastructure Fund
◼
Class P Shares: GAMPX

Goldman Sachs MLP Energy Infrastructure Fund—Summary
Investment Objective
The Goldman Sachs MLP Energy Infrastructure Fund (the “Fund”) seeks total return through current income and capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Class P
Management Fees	0.96%
Other Expenses	0.09%
All Other Expenses	0.09%
Deferred/Current Income Tax Expenses[1]	5.57%
Total Annual Fund Operating Expenses	6.62%
1
The Fund accrues deferred tax liability/benefit for its future tax liability associated with the capital appreciation of its investments, distributions it receives on interests of master limited partnerships considered to be a return of capital, and for any net operating gains. The Fund’s accrued deferred tax liability, if any, is reflected each day in the Fund’s net asset value (“NAV”) per share. The Fund’s deferred tax liability/benefit will depend upon income, gains, losses, and deductions the Fund is allocated from its master limited partnership investments and on the Fund’s realized and unrealized gains and losses, and may vary greatly from year to year. Therefore, any estimate of deferred tax liability/benefit cannot be reliably predicted from year to year.

Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in Class P Shares of the Fund for the time periods indicated and then redeem all of your Class P Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same  (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class P Shares	$657	$1,938	$3,179	$6,108

Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders. High portfolio turnover may result in the Fund’s recognition of gains (losses) that will increase (decrease) the Fund’s tax liability and thereby impact the amount of the Fund’s after-tax distributions. In addition, high portfolio turnover may increase the Fund’s current and accumulated earnings and profits, resulting in a greater portion of the Fund’s distributions being treated as taxable dividends for federal income tax purposes. These costs are not reflected in the annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2024 was 103% of the average value of its portfolio.
Principal Strategy
The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in U.S. and non-U.S. equity or fixed income securities issued by energy infrastructure companies, including master limited partnerships (“MLPs”) and “C” corporations (“C-Corps”). The Fund’s investments in MLPs will consist of at least 25% of the Fund’s total assets as measured at the time of purchase. The Fund intends to concentrate its investments in the energy sector.
1

For purposes of the Fund’s 80% policy discussed above, the Fund’s investments in energy infrastructure companies include U.S. and non-U.S. issuers that: (i) are classified by a third party as operating within the oil and gas storage and transportation, oil and gas equipment and services, and oil and gas refining and marketing sub-industries; or (ii) have at least 50% of their assets, income, sales or profits committed to, or derived from, traditional or alternative midstream (energy infrastructure) businesses, which include businesses that are engaged in the treatment, gathering, compression, processing, transportation, transmission, fractionation, storage, terminalling, wholesale marketing, liquefaction/regasification of natural gas, natural gas liquids, crude oil, refined products or other energy sources as well as businesses engaged in owning, storing and transporting alternative energy sources, such as renewables (wind, solar, hydrogen, geothermal, biomass) and alternative fuels (ethanol, hydrogen, biodiesel).
The Fund’s MLP investments may include MLPs structured as limited partnerships (“LPs”) or limited liability companies (“LLCs”); MLPs that are taxed as C-Corps; institutional units (“I-Units”) issued by MLP affiliates; private investments in public equities (“PIPEs”) issued by MLPs; and other U.S. and non-U.S. equity and fixed income securities and derivative instruments, including pooled investment vehicles and exchange-traded notes (“ETNs”), that provide exposure to MLPs.
The Fund may also invest up to 20% of its Net Assets in non-energy infrastructure investments, including equity and fixed income securities of U.S. and non-U.S. companies. Such investments may include issuers in the upstream and downstream sectors of the energy value chain. Upstream energy companies are primarily engaged in the exploration, recovery, development and production of crude oil, natural gas and natural gas liquids. Downstream energy companies are primarily engaged in the refining and retail distribution of natural gas liquids and crude oil.
The Fund’s investments may be of any credit quality, duration or capitalization size. The Fund may also invest in derivatives, including options, futures, forwards, swaps, options on swaps, structured securities and other derivative instruments. While the Fund may invest in derivatives for hedging purposes, the Fund generally does not intend to hedge its exposures. The Fund’s investments in derivatives, pooled investment vehicles, and other investments are counted towards the Fund’s 80% policy to the extent they have economic characteristics similar to the investments included within that policy. The Fund may also invest in privately held companies and companies that only recently began to trade publicly. The Fund may invest in stock, warrants and other securities of special purpose acquisition companies (“SPACs”).
The Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Accordingly, unlike traditional open-end mutual funds, the Fund is subject to U.S. federal income tax on its taxable income at the rates applicable to corporations (at a rate of 21%) as well as state and local income taxes.
THE FUND IS NON-DIVERSIFIED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (“INVESTMENT COMPANY ACT”), AND MAY INVEST A LARGER PERCENTAGE OF ITS ASSETS IN FEWER ISSUERS THAN DIVERSIFIED MUTUAL FUNDS.
The Investment Adviser measures the Fund's performance against the Alerian MLP Index (Total Return, Unhedged, USD). The Alerian MLP Index (Total Return, Unhedged, USD) is the leading gauge of energy infrastructure MLPs and is a capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities.
Principal Risks of the Fund
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing. The Fund's principal risks are presented below in alphabetical order, and not in the order of importance or potential exposure.
Credit/Default Risk.  An issuer or guarantor of fixed income securities or instruments held by the Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal or default on any other obligation. The credit quality of the Fund’s portfolio securities or instruments may meet the Fund’s credit quality requirements at the time of purchase but then deteriorate thereafter, and such a deterioration can occur rapidly. In certain instances, the downgrading or default of a single holding or guarantor of the Fund’s holding may impair the Fund’s liquidity and have the potential to cause significant deterioration in net asset value (“NAV”). These risks are heightened in market environments where interest rates are rising as well as in connection with the Fund’s investments in non-investment grade fixed income securities.
Derivatives Risk. The Fund's use of  options, futures, swaps, options on swaps and other derivative instruments may result in losses, including due to adverse market movements. These instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other assets and instruments, may increase market exposure and be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying assets or instruments may produce disproportionate losses to the Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
Dividend-Paying Investments Risk. The Fund’s investments in dividend-paying securities could cause the Fund to underperform other funds. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions,
2

dividend-paying securities that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. This may limit the ability of the Fund to produce current income.
Energy Sector Risk.  The Fund concentrates its investments in the energy sector, and will therefore be susceptible to adverse economic, business, social, political, environmental, regulatory or other developments affecting that sector. The energy sector has historically experienced substantial price volatility. MLPs, energy infrastructure companies and other companies operating in the energy sector are subject to market and other specific risks, including, among others: fluctuations in commodity prices and/or interest rates; increased governmental or environmental regulation or policy; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; declines in domestic or foreign production or consumption; slowdowns in new construction; extreme weather or other natural disasters; consumer preferences; and threats of attack by terrorists and state-sponsored actors on energy assets. Energy companies can be significantly affected by the supply of, and demand for, particular energy products (such as oil and natural gas), which may result in overproduction or underproduction. Additionally, changes in the regulatory environment for energy companies may adversely impact their profitability. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy companies.
During periods of heightened volatility, energy producers that are burdened with debt may seek bankruptcy relief. Bankruptcy laws may permit the revocation or renegotiation of contracts between energy producers and MLPs/energy infrastructure companies, which could have a dramatic impact on the ability of MLPs/energy infrastructure companies to pay distributions to its investors, including the Fund, which in turn could impact the ability of the Fund to pay dividends and dramatically impact the value of the Fund’s investments.
Foreign Risk.  Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which the Fund invests. The imposition of sanctions, exchange controls, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments, or from problems in share registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Infrastructure Company Risk.  Infrastructure companies are susceptible to various factors that may negatively impact their businesses or operations, including costs associated with compliance with and changes in environmental, governmental and other regulations, rising interest costs in connection with capital construction and improvement programs, government budgetary constraints that impact publicly funded projects, the effects of general economic conditions throughout the world, surplus capacity and depletion concerns, increased competition from other providers of services, uncertainties regarding the availability of fuel and other natural resources at reasonable prices, the effects of energy conservation policies, unfavorable tax laws or accounting policies and high leverage. Infrastructure companies will also be affected by innovations in technology that could render the way in which a company delivers a product or service obsolete and natural or man-made disasters.
Interest Rate Risk. When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than funds with a shorter average portfolio duration. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.
Investment Style Risk.  Different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. The Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles. The Fund intends to employ a blend of growth and value investment styles depending on market conditions, either of which may fall out of favor from time to time. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Growth companies are often expected by investors to increase their earnings at a certain rate. When these expectations are not met, investors can punish the stocks inordinately even if earnings showed an absolute increase. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.
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Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the  Fund's   NAV and liquidity. Similarly, large Fund share purchases may adversely affect the  Fund's  performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to the Fund and shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the  Fund's  current expenses being allocated over a smaller asset base, leading to an increase in the  Fund's  expense ratio.
Liquidity Risk.  The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, declining prices of the securities sold, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.
Market Risk. The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors, governments or countries and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, geopolitical disputes, acts of terrorism, social or political unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, sanctions or the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments, could also significantly impact the Fund and its investments.
Master Limited Partnership Risk.  Investments in securities of an MLP involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP. Certain MLP securities may trade in lower volumes due to their smaller capitalizations, and may be subject to more abrupt or erratic price movements and lower market liquidity. MLPs are generally considered interest-rate sensitive investments that generally rely on capital markets to finance capital expenditures and growth opportunities. During periods of interest rate volatility, limited capital markets access and/or low commodities pricing, these investments may not provide attractive returns.
Mid-Cap and Small-Cap Risk.  Investments in mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.
Non-Diversification Risk.  The Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in one or more issuers or in fewer issuers than diversified  mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.
Portfolio Turnover Rate Risk. A high rate of portfolio turnover involves correspondingly greater expenses which must be borne by the Fund and its shareholders.
Private Investment in Public Equities Risk. The Fund may invest in PIPE transactions. PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, typically at a discount to the market price of the company’s common stock. In a PIPE transaction, the Fund may bear the price risk from the time of pricing until the time of closing. Equity issued in this manner is often subject to transfer restrictions and is therefore less liquid than equity issued through a registered public offering. For example, the Fund may be subject to lock-up agreements that prohibit transfers for a fixed period of time. In addition, because the sale of the securities in a PIPE transaction is not registered under the Securities Act, the securities are “restricted” and cannot be immediately resold into the public markets. The Fund may enter into a registration rights agreement with the issuer pursuant to which the issuer commits to file a resale registration statement allowing the Fund to publicly resell its securities. However, the ability of the Fund to freely transfer the shares is conditioned upon, among other things, the SEC’s preparedness to declare the resale registration statement effective and the issuer’s right to suspend the Fund’s use of the resale registration statement if the issuer is pursuing a transaction or some other material non-public event is occurring. Accordingly, PIPE securities may be subject to risks associated with illiquid investments.
Special Purpose Acquisition Companies Risk. The Fund may invest in stock, warrants and other securities of SPACs. SPACs are in essence blank check companies without operating history or ongoing business other than seeking acquisitions. The value of a SPAC’s securities is particularly dependent on the ability of its management to identify and complete a profitable acquisition. There is no guarantee that the SPACs in which the Fund invests will complete an acquisition or that any acquisitions completed by the SPACs in which the Fund invests will be profitable. The values of investments in SPACs may be highly volatile and these investments may also have little or no liquidity.
Stock Risk.  Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.
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Strategy Risk. The Fund’s strategy of investing primarily in MLPs, resulting in its being taxed as a corporation, or a “C” corporation, rather than as a regulated investment company for U.S. federal income tax purposes, is a relatively new investment strategy for funds. This strategy involves complicated accounting, tax and valuation issues. Volatility in the NAV may be experienced because of the use of estimates at various times during a given year that may result in unexpected and potentially significant consequences for the Fund and its shareholders.
Tax Risk. Tax risks associated with investments in the Fund include but are not limited to the following:
MLP Tax Risk. MLPs are generally treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or a change in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income. This would have the effect of reducing the amount of cash available for distribution by the MLP and could result in a reduction in the value of the Fund’s investment in the MLP and lower income to the Fund.
To the extent a distribution received by the Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP may be reduced, which will result in an increase in an amount of income or gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes upon the sale of any such interests or upon subsequent distributions in respect of such interests. Furthermore, any return of capital distribution received from the MLP may require the Fund to restate the character of its distributions and amend any shareholder tax reporting previously issued. Distributions from an MLP in excess of the Fund’s basis in the MLP will generally be treated as capital gain. However, a portion of the gain may instead be treated as ordinary income to the extent attributable to certain assets held by the MLP the sale of which would produce ordinary income.
Investment in MLP C Corporations. As discussed above, the Fund may invest in MLPs taxed as C corporations. Such MLPs are obligated to pay federal income tax on their taxable income at the corporate tax rate and the amount of cash available for distribution by such MLPs would generally be reduced by any such tax. Additionally, distributions received by the Fund would be taxed under federal income tax laws applicable to corporate dividends (as dividend income, potentially subject to the corporate dividends received deduction, return of capital, or capital gain). Thus, investment in MLPs taxed as C corporations could result in a reduction of the value of your investment in the Fund and lower income, as compared to investments in MLPs that are classified as partnerships for tax purposes.
Fund Structure Risk. Unlike traditional mutual funds that are structured as regulated investment companies for U.S. federal income tax purposes, the Fund will be taxable as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. This means the Fund generally will be subject to U.S. federal income tax on its taxable income at the rates applicable to corporations (at a rate of 21%), and will also be subject to state and local income taxes.
Tax Estimation/NAV Risk. In calculating the Fund’s daily NAV, the Fund will, among other things, account for its current taxes and deferred tax liability and/or asset balances. The Fund will accrue a deferred income tax liability balance, at the then effective statutory U.S. federal income tax rate (at a rate of 21%) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on interests of MLPs considered to be return of capital and for any net operating gains. Any deferred tax liability balance will reduce the Fund’s NAV. The Fund may also accrue a deferred tax asset balance, which reflects an estimate of the Fund’s future tax benefit associated with net operating losses and unrealized losses. Any deferred tax asset balance will increase the Fund’s NAV. To the extent the Fund has a deferred tax asset balance, consideration is given as to whether or not a valuation allowance, which would offset the value of some or all of the deferred tax asset balance, is required. The Fund will rely to some extent on information provided by MLPs, which may not be provided to the Fund on a timely basis, to estimate current taxes and deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its NAV. The daily estimate of the Fund’s current taxes and deferred tax liability and/or asset balances used to calculate the Fund’s NAV could vary significantly from the Fund’s actual tax liability or benefit, and, as a result, the determination of the Fund’s actual tax liability or benefit may have a material impact on the Fund’s NAV. From time to time, the Fund may modify its estimates or assumptions regarding its current taxes and deferred tax liability and/or asset balances as new information becomes available, which modifications in estimates or assumptions may have a material impact on the Fund’s NAV. Shareholders who redeem their shares at a NAV that is based on estimates of the Fund’s current taxes and deferred tax liability and/or asset balances may benefit at the expense of remaining shareholders (or remaining shareholders may benefit at the expense of redeeming shareholders) if the estimates are later revised or ultimately differ from the Fund’s actual tax liability and/or asset balances.
Performance
The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Class P Shares from year to year; and (b) how the average annual total returns of the Fund’s Class P Shares compare to those of a regulatorily required broad-based securities market index (S&P 500® Index) (the "Regulatory Benchmark") and the Alerian MLP Index (Total Return, Unhedged, USD) (the “Performance Benchmark”). The Performance Benchmark is generally more representative of the market sectors and/or types of investments in which the Fund invests or to which the Fund has exposure and which the Investment Adviser uses to measure the Fund’s performance. The Fund has included in the table below the performance of the Regulatory Benchmark, which represents a broader measure of market performance, to comply with new regulatory requirements. For additional information about these benchmark indices, please see “Additional Performance and Benchmark Information” on page
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17 of the Prospectus. Through June 26, 2020, certain of the Fund’s strategies differed. Performance information set forth below reflects the Fund’s former strategies prior to that date. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at am.gs.com or by calling the phone number on the back cover of the Prospectus.
Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.
CALENDAR YEAR (CLASS P)

During the periods shown in the chart above:	Returns	Quarter ended
Best Quarter Return	35.25%	June 30, 2020
Worst Quarter Return	-54.44%	March 31, 2020

AVERAGE ANNUAL TOTAL RETURN For the period ended December 31, 2024
	1 Year	5 Years	Since Inception	Inception Date
Class P Shares				4/16/2018
Returns Before Taxes	28.02%	13.36%	9.18%
Returns After Taxes on Distributions	25.99%	11.75%	7.93%
Returns After Taxes on Distributions and Sale of Fund Shares	17.82%	10.13%	6.90%
Alerian MLP Index (Total Return, Unhedged, USD)	24.34%	15.54%	10.97%
S&P 500® Index	24.94%	14.51%	14.33%
Benchmark returns do not reflect any deductions for fees or expenses.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund Shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Portfolio Management
Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the "Investment Adviser" or "GSAM").
Portfolio Managers:  Kyri Loupis, Managing Director, has managed the Fund since 2013; Matthew Cooper, Vice President, has managed the Fund since 2014; and Christopher A. Schiesser, Vice President, has managed the Fund since 2023.
Buying and Selling Fund Shares
The Fund does not impose minimum purchase requirements for initial or subsequent investments in Class P Shares.
You may purchase and redeem (sell) Class P Shares of the Fund on any business day through the Goldman Sachs Private Wealth Management business unit, The Goldman Sachs Trust Company, N.A., The Goldman Sachs Trust Company of Delaware, Goldman Sachs Wealth Services, L.P. or with certain intermediaries that are authorized to offer Class P Shares.
Tax Information
The Fund is treated as a regular corporation, or “C” corporation, for U.S. federal, state and local income tax purposes. The Fund will make distributions that will be treated for U.S. federal income tax purposes as (i) first, taxable dividends to the extent of your allocable share of the Fund’s earnings and profits, (ii) second, non-taxable returns of capital to the extent of your tax basis in your shares of the Fund (for the portion of those distributions that exceed the Fund’s earnings and profits) and (iii) third, taxable gains (for the balance of those distributions). Dividend income will be treated as “qualified dividends” for federal income tax purposes, subject to favorable capital gain tax rates, provided that certain requirements are met. Unlike a regulated investment company, the Fund will not be able to
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pass-through the character of its recognized net capital gain by paying “capital gain dividends.” Although the Fund expects that a significant portion of its distributions will be treated as nontaxable return of capital and gains, combined, no assurance can be given in this regard. Additionally, a sale of Fund shares is a taxable event for shares held in a taxable account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through an intermediary that is authorized to offer Class P Shares, the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your intermediary’s website for more information.
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Goldman Sachs Energy Infrastructure Fund—Summary
Investment Objective
The Goldman Sachs Energy Infrastructure Fund (the “Fund”) seeks total return through current income and capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Class P
Management Fees	1.00%
Other Expenses	0.16%
0.16%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses[1]	1.17%
Fee Waiver and Expense Limitation[2]	(0.06%)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation	1.11%
1
The “Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation” do not correlate to the ratios of net and total expenses to average net assets provided in the Financial Highlights, which reflect the operating expenses of the Fund and do not include “Acquired Fund Fees and Expenses.”
2
The Investment Adviser has agreed to (i) waive a portion of its management fee payable by the Fund in an amount equal to any management fees it earns as an investment adviser to any affiliated funds in which the Fund invests, except those management fees it earns from the Fund’s investments of cash collateral received in connection with securities lending transactions in affiliated funds; and (ii) reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.064% of the Fund’s average daily net assets. These arrangements will remain in effect through at least March 30, 2026, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees.

Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in Class P Shares of the Fund for the time periods indicated and then redeem all of your Class P Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class P Shares	$113	$366	$638	$1,415

Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in the annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2024 was 43% of the average value of its portfolio.
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Principal Strategy
The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in U.S. and non-U.S. equity or fixed income securities issued by energy infrastructure companies, including master limited partnerships (“MLPs”) and “C” corporations (“C-Corps”). The Fund’s investments in MLPs will not exceed 25% of the Fund’s total assets as measured at the time of purchase. The Fund intends to concentrate its investments in the energy sector.
For purposes of the Fund’s 80% policy discussed above, the Fund’s investments in energy infrastructure companies include U.S. and non-U.S. issuers that: (i) are classified by a third party as operating within the oil and gas storage and transportation, oil and gas equipment and services, and oil and gas refining and marketing sub-industries; or (ii) have at least 50% of their assets, income, sales or profits committed to, or derived from, traditional or alternative midstream (energy infrastructure) businesses, which include businesses that are engaged in the treatment, gathering, compression, processing, transportation, transmission, fractionation, storage, terminalling, wholesale marketing, liquefaction/regasification of natural gas, natural gas liquids, crude oil, refined products or other energy sources as well as businesses engaged in owning, storing and transporting alternative energy sources, such as renewables (wind, solar, hydrogen, geothermal, biomass) and alternative fuels (ethanol, hydrogen, biodiesel).
The Fund’s MLP investments may include MLPs structured as limited partnerships (“LPs”) or limited liability companies (“LLCs”); MLPs that are taxed as C-Corps; institutional units (“I-Units”) issued by MLP affiliates; private investments in public equities (“PIPEs”) issued by MLPs; and other U.S. and non-U.S. equity and fixed income securities and derivative instruments, including pooled investment vehicles and exchange-traded notes (“ETNs”), that provide exposure to MLPs.
The Fund may also invest up to 20% of its Net Assets in non-energy infrastructure investments, including equity and fixed income securities of U.S. and non-U.S. companies. Such investments may include issuers in the upstream and downstream sectors of the energy value chain. Upstream energy companies are primarily engaged in the exploration, recovery, development and production of crude oil, natural gas and natural gas liquids. Downstream energy companies are primarily engaged in the refining and retail distribution of natural gas liquids and crude oil.
The Fund’s investments may be of any credit quality, duration or capitalization size. The Fund may also invest in derivatives, including options, futures, forwards, swaps, options on swaps, structured securities and other derivative instruments. While the Fund may invest in derivatives for hedging purposes, the Fund generally does not intend to hedge its exposures. The Fund’s investments in derivatives, pooled investment vehicles, and other investments are counted towards the Fund’s 80% policy to the extent they have economic characteristics similar to the investments included within that policy. The Fund may also invest in privately held companies and companies that only recently began to trade publicly. The Fund may invest in stock, warrants and other securities of special purpose acquisition companies (“SPACs”).
THE FUND IS NON-DIVERSIFIED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (“INVESTMENT COMPANY ACT”), AND MAY INVEST A LARGER PERCENTAGE OF ITS ASSETS IN FEWER ISSUERS THAN DIVERSIFIED MUTUAL FUNDS.
The Investment Adviser measures the Fund's performance against the Alerian Midstream Energy Select Index (Total Return, Unhedged, USD). The Alerian Midstream Energy Select Index (Total Return, Unhedged, USD) is a composite of North American energy infrastructure companies and is a capped, float-adjusted, capitalization-weighted index, whose constituents are engaged in midstream activities involving energy commodities.
Principal Risks of the Fund
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing. The Fund's principal risks are presented below in alphabetical order, and not in the order of importance or potential exposure.
Credit/Default Risk.  An issuer or guarantor of fixed income securities or instruments held by the Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal or default on any other obligation. The credit quality of the Fund’s portfolio securities or instruments may meet the Fund’s credit quality requirements at the time of purchase but then deteriorate thereafter, and such a deterioration can occur rapidly. In certain instances, the downgrading or default of a single holding or guarantor of the Fund’s holding may impair the Fund’s liquidity and have the potential to cause significant deterioration in net asset value (“NAV”). These risks are heightened in market environments where interest rates are rising as well as in connection with the Fund’s investments in non-investment grade fixed income securities.
Derivatives Risk. The Fund's use of  options, futures, swaps, options on swaps and other derivative instruments may result in losses, including due to adverse market movements. These instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other assets and instruments, may increase market exposure and be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying assets or instruments may produce
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disproportionate losses to the Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
Dividend-Paying Investments Risk. The Fund’s investments in dividend-paying securities could cause the Fund to underperform other funds. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. This may limit the ability of the Fund to produce current income.
Energy Sector Risk.  The Fund concentrates its investments in the energy sector, and will therefore be susceptible to adverse economic, business, social, political, environmental, regulatory or other developments affecting that sector. The energy sector has historically experienced substantial price volatility. MLPs, energy infrastructure companies and other companies operating in the energy sector are subject to market and other specific risks, including, among others: fluctuations in commodity prices and/or interest rates; increased governmental or environmental regulation or policy; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; declines in domestic or foreign production or consumption; slowdowns in new construction; extreme weather or other natural disasters; consumer preferences; and threats of attack by terrorists and state-sponsored actors on energy assets. Energy companies can be significantly affected by the supply of, and demand for, particular energy products (such as oil and natural gas), which may result in overproduction or underproduction. Additionally, changes in the regulatory environment for energy companies may adversely impact their profitability. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy companies.
During periods of heightened volatility, energy producers that are burdened with debt may seek bankruptcy relief. Bankruptcy laws may permit the revocation or renegotiation of contracts between energy producers and MLPs/energy infrastructure companies, which could have a dramatic impact on the ability of MLPs/energy infrastructure companies to pay distributions to its investors, including the Fund, which in turn could impact the ability of the Fund to pay dividends and dramatically impact the value of the Fund’s investments.
Foreign Risk.  Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which the Fund invests. The imposition of sanctions, exchange controls, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments, or from problems in share registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Infrastructure Company Risk.  Infrastructure companies are susceptible to various factors that may negatively impact their businesses or operations, including costs associated with compliance with and changes in environmental, governmental and other regulations, rising interest costs in connection with capital construction and improvement programs, government budgetary constraints that impact publicly funded projects, the effects of general economic conditions throughout the world, surplus capacity and depletion concerns, increased competition from other providers of services, uncertainties regarding the availability of fuel and other natural resources at reasonable prices, the effects of energy conservation policies, unfavorable tax laws or accounting policies and high leverage. Infrastructure companies will also be affected by innovations in technology that could render the way in which a company delivers a product or service obsolete and natural or man-made disasters.
Interest Rate Risk. When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than funds with a shorter average portfolio duration. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.
Investment Style Risk.  Different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. The Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles. The Fund intends to employ a blend of growth and value investment styles depending on market conditions, either of which may fall out of favor from time to time. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Growth companies are often expected by investors to increase their earnings at a certain rate. When these expectations are not met,
10

investors can punish the stocks inordinately even if earnings showed an absolute increase. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.
Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the  Fund's   NAV and liquidity. Similarly, large Fund share purchases may adversely affect the  Fund's  performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the  Fund's  current expenses being allocated over a smaller asset base, leading to an increase in the  Fund's  expense ratio.
Liquidity Risk.  The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, declining prices of the securities sold, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.
Market Risk. The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors, governments or countries and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, geopolitical disputes, acts of terrorism, social or political unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, sanctions or the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments, could also significantly impact the Fund and its investments.
Master Limited Partnership Risk.  Investments in securities of an MLP involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP. Certain MLP securities may trade in lower volumes due to their smaller capitalizations, and may be subject to more abrupt or erratic price movements and lower market liquidity. MLPs are generally considered interest-rate sensitive investments that generally rely on capital markets to finance capital expenditures and growth opportunities. During periods of interest rate volatility, limited capital markets access and/or low commodities pricing, these investments may not provide attractive returns.
Mid-Cap and Small-Cap Risk.  Investments in mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.
Non-Diversification Risk.  The Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in one or more issuers or in fewer issuers than diversified  mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.
Other Investment Companies Risk.  By investing in other investment companies (including exchange-traded funds (“ETFs”)) indirectly through the Fund, investors will incur a proportionate share of the expenses of the other investment companies held by the Fund (including operating costs and investment management fees) in addition to the fees regularly borne by the Fund. In addition, the Fund will be affected by the investment policies, practices and performance of such investment companies in direct proportion to the amount of assets the Fund invests therein.
Private Investment in Public Equities Risk. The Fund may invest in PIPE transactions. PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, typically at a discount to the market price of the company’s common stock. In a PIPE transaction, the Fund may bear the price risk from the time of pricing until the time of closing. Equity issued in this manner is often subject to transfer restrictions and is therefore less liquid than equity issued through a registered public offering. For example, the Fund may be subject to lock-up agreements that prohibit transfers for a fixed period of time. In addition, because the sale of the securities in a PIPE transaction is not registered under the Securities Act, the securities are “restricted” and cannot be immediately resold into the public markets. The Fund may enter into a registration rights agreement with the issuer pursuant to which the issuer commits to file a resale registration statement allowing the Fund to publicly resell its securities. However, the ability of the Fund to freely transfer the shares is conditioned upon, among other things, the SEC’s preparedness to declare the resale registration statement effective and the issuer’s right to suspend the Fund’s use of the resale registration statement if the issuer is pursuing a transaction or some other material non-public event is occurring. Accordingly, PIPE securities may be subject to risks associated with illiquid investments.
Special Purpose Acquisition Companies Risk. The Fund may invest in stock, warrants and other securities of SPACs. SPACs are in essence blank check companies without operating history or ongoing business other than seeking acquisitions. The value of a SPAC’s securities is particularly dependent on the ability of its management to identify and complete a profitable acquisition. There is no guarantee that the SPACs in which the Fund invests will complete an acquisition or that any acquisitions completed by the SPACs in which the Fund invests will be profitable. The values of investments in SPACs may be highly volatile and these investments may also have little or no liquidity.
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Stock Risk.  Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.
Tax Risk.  Tax risks associated with investments in the Fund include but are not limited to the following:
MLP Tax Risk.  MLPs are generally treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or a change in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income. This would have the effect of reducing the amount of cash available for distribution by the MLP and could result in a reduction in the value of the Fund’s investment in the MLP and lower income to the Fund.
Distributions from an MLP in excess of the Fund’s basis in the MLP will generally be treated as capital gain. However, a portion of the gain may instead be treated as ordinary income to the extent attributable to certain assets held by the MLP the sale of which would produce ordinary income. To the extent a distribution received by the Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP may be reduced, which will result in an increase in an amount of income or gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes upon the sale of any such interests or upon subsequent distributions in respect of such interests. Furthermore, any return of capital distribution received from the MLP may require the Fund to restate the character of its distributions and amend any shareholder tax reporting previously issued.
Performance
The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Class P Shares from year to year; and (b) how the average annual total returns of the Fund’s Class P Shares compare to those of a regulatorily required broad-based securities market index (S&P 500® Index) (the "Regulatory Benchmark") and the Alerian Midstream Energy Select Index (Total Return, Unhedged, USD) (the “Performance Benchmark”). The Performance Benchmark is generally more representative of the market sectors and/or types of investments in which the Fund invests or to which the Fund has exposure and which the Investment Adviser uses to measure the Fund’s performance. The Fund has included in the table below the performance of the Regulatory Benchmark, which represents a broader measure of market performance, to comply with new regulatory requirements. For additional information about these benchmark indices, please see “Additional Performance and Benchmark Information” on page 17 of the Prospectus. Through June 26, 2020, the Fund had been known as the Goldman Sachs MLP & Energy Fund and certain of the Fund’s strategies differed. Performance information set forth below reflects the Fund’s former strategies prior to that date. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at am.gs.com or by calling the phone number on the back cover of the Prospectus.
Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.
CALENDAR YEAR (CLASS P)

During the periods shown in the chart above:	Returns	Quarter ended
Best Quarter Return	33.48%	June 30, 2020
Worst Quarter Return	-44.38%	March 31, 2020

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AVERAGE ANNUAL TOTAL RETURN For the period ended December 31, 2024
	1 Year	5 Years	Since Inception	Inception Date
Class P Shares				4/16/2018
Returns Before Taxes	41.14%	17.67%	13.81%
Returns After Taxes on Distributions	36.74%	15.14%	11.59%
Returns After Taxes on Distributions and Sale of Fund Shares	27.44%	13.52%	10.43%
Alerian Midstream Energy Select Index (Total Return, Unhedged, USD)	24.34%	15.54%	10.97%
S&P 500® Index	24.94%	14.51%	14.33%
Benchmark returns do not reflect any deductions for fees or expenses.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund Shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Portfolio Management
Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the "Investment Adviser" or "GSAM").
Portfolio Managers:  Kyri Loupis, Managing Director, has managed the Fund since 2017; Matthew Cooper, Vice President, has managed the Fund since 2017; and Akif Irfan, Vice President, has managed the Fund since 2023.
Buying and Selling Fund Shares
The Fund does not impose minimum purchase requirements for initial or subsequent investments in Class P Shares.
You may purchase and redeem (sell) Class P Shares of the Fund on any business day through the Goldman Sachs Private Wealth Management business unit, The Goldman Sachs Trust Company, N.A., The Goldman Sachs Trust Company of Delaware, Goldman Sachs Wealth Services, L.P. or with certain intermediaries that are authorized to offer Class P Shares.
Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Investments through tax-deferred arrangements may become taxable upon withdrawal from such arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through an intermediary that is authorized to offer Class P Shares, the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your intermediary’s website for more information.
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Investment Management Approach

INVESTMENT OBJECTIVE
The Goldman Sachs MLP Energy Infrastructure Fund and Goldman Sachs Energy Infrastructure Fund each seek total return through current income and capital appreciation. The Funds’ investment objectives may be changed without shareholder approval upon 60 days’ notice.
PRINCIPAL INVESTMENT STRATEGIES
Goldman Sachs MLP Energy Infrastructure Fund
The Fund invests, under normal circumstances, at least 80% of its Net Assets in U.S. and non-U.S. equity or fixed income securities issued by energy infrastructure companies, including MLPs and C-Corps. The Fund’s investments in MLPs will consist of at least 25% of the Fund’s total assets as measured at the time of purchase. The Fund intends to concentrate its investments in the energy sector. Shareholders will be provided with sixty days’ notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.
For purposes of the Fund’s 80% policy discussed above, the Fund’s investments in energy infrastructure companies include U.S. and non-U.S. issuers that: (i) are classified by a third party as operating within the oil and gas storage and transportation, oil and gas equipment and services, and oil and gas refining and marketing sub-industries; or (ii) have at least 50% of their assets, income, sales or profits committed to, or derived from, traditional or alternative midstream (energy infrastructure) businesses, which include businesses that are engaged in the treatment, gathering, compression, processing, transportation, transmission, fractionation, storage, terminalling, wholesale marketing, liquefaction/regasification of natural gas, natural gas liquids, crude oil, refined products or other energy sources as well as businesses engaged in owning, storing and transporting alternative energy sources, such as renewables (wind, solar, hydrogen, geothermal, biomass) and alternative fuels (ethanol, hydrogen, biodiesel).
The Fund’s MLP investments may include MLPs structured as LPs or LLCs; MLPs that are taxed as C-Corps; I-Units issued by MLP affiliates; PIPEs issued by MLPs; and other U.S. and non-U.S. equity and fixed income securities and derivative instruments, including pooled investment vehicles and ETNs that provide exposure to MLPs.
MLPs formed as LPs or LLCs are generally treated as partnerships for U.S. federal income tax purposes. To be treated as a partnership for U.S. federal income tax purposes, an MLP must derive at least 90% of its gross income for each taxable year from qualifying sources, including activities such as the exploration, development, mining, production, processing, refining, transportation, storage and certain marketing of mineral or natural resources. MLPs are generally publicly traded, are regulated by the SEC and must make public filings like any publicly traded corporation.
The Fund may also invest up to 20% of its Net Assets in non-energy infrastructure investments, including equity and fixed income securities of U.S. and non-U.S. companies. Such investments may include issuers in the upstream and downstream sectors of the energy value chain. Upstream energy companies are primarily engaged in the exploration, recovery, development and production of crude oil, natural gas and natural gas liquids. Downstream energy companies are primarily engaged in the refining and retail distribution of natural gas liquids and crude oil.
The Fund’s investments may be of any credit quality, duration or capitalization size. The Fund may also invest in derivatives, including options, futures, forwards, swaps, options on swaps, structured securities and other derivative instruments. While the Fund may invest in derivatives for hedging purposes, the Fund generally does not intend to hedge its exposures. The Fund’s investments in derivatives, pooled investment vehicles, and other investments are counted towards the Fund’s 80% policy to the extent they have economic characteristics similar to the investments included within that policy. The Fund may also invest in privately held companies and companies that only recently began to trade publicly. The Fund may invest in stock, warrants and other securities of special purpose acquisition companies (“SPACs”).
The Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Accordingly, unlike traditional open-end mutual funds, the Fund is subject to U.S. federal income tax on its taxable income at the rates applicable to corporations (at a rate of 21%) as well as state and local income taxes.
THE FUND IS NON-DIVERSIFIED UNDER THE INVESTMENT COMPANY ACT, AND MAY INVEST A LARGER PERCENTAGE OF ITS ASSETS IN FEWER ISSUERS THAN DIVERSIFIED MUTUAL FUNDS.
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Investment Management Approach
The Investment Adviser measures the Fund's performance against the Alerian MLP Index (Total Return, Unhedged, USD). The Fund's broad-based securities market index is the S&P 500® Index. The Alerian MLP Index (Total Return, Unhedged, USD) is the leading gauge of energy infrastructure MLPs and is a capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities. The S&P 500® Index is the Standard & Poor’s 500 Composite index of 500 stocks, an unmanaged index of common stock prices.
Goldman Sachs Energy Infrastructure Fund
The Fund invests, under normal circumstances, at least 80% of Net Assets in U.S. and non-U.S. equity or fixed income securities issued by energy infrastructure companies, including MLPs and C-Corps. The Fund’s investments in MLPs will not exceed 25% of the Fund’s total assets as measured at the time of purchase. The Fund intends to concentrate its investments in the energy sector. Shareholders will be provided with sixty days’ notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.
For purposes of the Fund’s 80% policy discussed above, the Fund’s investments in energy infrastructure companies include U.S. and non-U.S. issuers that: (i) are classified by a third party as operating within the oil and gas storage and transportation, oil and gas equipment and services, and oil and gas refining and marketing sub-industries; or (ii) have at least 50% of their assets, income, sales or profits committed to, or derived from, traditional or alternative midstream (energy infrastructure) businesses, which include businesses that are engaged in the treatment, gathering, compression, processing, transportation, transmission, fractionation, storage, terminalling, wholesale marketing, liquefaction/regasification of natural gas, natural gas liquids, crude oil, refined products or other energy sources as well as businesses engaged in owning, storing and transporting alternative energy sources, such as renewables (wind, solar, hydrogen, geothermal, biomass) and alternative fuels (ethanol, hydrogen, biodiesel).
The Fund’s MLP investments may include MLPs structured as LPs or LLCs; MLPs that are taxed as C-Corps; I-Units issued by MLP affiliates; PIPEs issued by MLPs; and other U.S. and non-U.S. equity and fixed income securities and derivative instruments, including pooled investment vehicles and ETNs that provide exposure to MLPs.
The Fund may also invest up to 20% of its Net Assets in non-energy infrastructure investments, including equity and fixed income securities of U.S. and non-U.S. companies. Such investments may include issuers in the upstream and downstream sectors of the energy value chain. Upstream energy companies are primarily engaged in the exploration, recovery, development and production of crude oil, natural gas and natural gas liquids. Downstream energy companies are primarily engaged in the refining and retail distribution of natural gas liquids and crude oil.
The Fund’s investments may be of any credit quality, duration or capitalization size. The Fund may also invest in derivatives, including options, futures, forwards, swaps, options on swaps, structured securities and other derivative instruments. While the Fund may invest in derivatives for hedging purposes, the Fund generally does not intend to hedge its exposures. The Fund’s investments in derivatives, pooled investment vehicles, and other investments are counted towards the Fund’s 80% policy to the extent they have economic characteristics similar to the investments included within that policy. The Fund may also invest in privately held companies and companies that only recently began to trade publicly. The Fund may invest in stock, warrants and other securities of SPACs.
THE FUND IS NON-DIVERSIFIED UNDER THE INVESTMENT COMPANY, AND MAY INVEST A LARGER PERCENTAGE OF ITS ASSETS IN FEWER ISSUERS THAN DIVERSIFIED MUTUAL FUNDS.
The Investment Adviser measures the Fund's performance against the Alerian Midstream Energy Select Index (Total Return, Unhedged, USD). The Fund's broad-based securities market index is the S&P 500® Index. The Alerian Midstream Energy Select Index (Total Return, Unhedged, USD) is a composite of North American energy infrastructure companies and is a capped, float-adjusted, capitalization-weighted index, whose constituents are engaged in midstream activities involving energy commodities. The S&P 500® Index is the Standard & Poor’s 500 Composite index of 500 stocks, an unmanaged index of common stock prices.
ALL FUNDS
The Funds may, from time to time, take temporary defensive positions that are inconsistent with the Funds’ principal investment strategies in attempting to respond to adverse market, political or other conditions. For temporary defensive purposes, each Fund may invest up to 100% of its total assets in securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”), commercial paper rated at least A-2 by S&P Global Ratings (“Standard & Poor’s”), P-2 by Moody’s Investors Service, Inc. (“Moody’s”) or having a comparable credit rating by another nationally recognized statistical rating organization (“NRSRO”) (or if unrated, determined by the Investment Adviser to be of comparable credit quality), certificates of deposit, bankers’ acceptances, repurchase agreements, non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year, ETFs and other investment companies and cash items. When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.
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Equity securities include common stocks (including depositary receipts evidencing ownership of common stock), preferred stocks and other preferred securities, convertible securities, rights and warrants, and other securities, such as hybrid securities and trust preferred securities, believed to have equity-like characteristics. Equity securities also include investments in affiliated and unaffiliated investment companies including ETFs that invest in equity securities.
Fixed income securities include securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”), including agency issued adjustable rate and fixed rate mortgage-backed securities or other mortgage-related securities (“Agency Mortgage-Backed Securities”), municipal securities, corporate notes, privately issued adjustable rate and fixed rate mortgage-backed securities or other mortgage-related securities (“Private Mortgage-Backed Securities” and, together with Agency Mortgage-Backed Securities, “Mortgage-Backed Securities”), commercial paper, fixed and floating rate asset- backed securities (including collateralized loan obligations), high yield non-investment grade fixed income securities (i.e., securities rated BB+, Ba1 or below by an NRSRO or, if unrated, determined by the Investment Adviser to be of comparable credit quality), sovereign and corporate debt securities, and other U.S. dollar denominated debt instruments of emerging market countries. Fixed income securities also include investments in affiliated and unaffiliated investment companies including ETFs that invest in fixed income securities.
Investment Philosophy
Evaluate Overall Energy Trends
The Goldman Sachs Energy & Infrastructure Team examines the capital spending patterns of the upstream oil and gas industry to identify areas with growing oil and gas production and to identify those areas that are out of favor. Through this process, the team aims to understand potential shifts in regional supply and demand balances. In particular, the team monitors supply and demand trends across multiple commodities, including crude oil, refined products, natural gas, natural gas liquids, and coal, identifying short-term and long-term trends and potential impacts across the entire energy value chain. The upstream oil and gas industry encompasses exploration, recovery, development and production of crude oil, natural gas and natural gas liquids. This may include searching for potential underground or underwater oil and gas fields, drilling of exploratory wells, and operation of wells that recover and bring the crude oil and/or raw natural gas to the surface.
Establish Implications for Energy Infrastructure
Having identified supply and demand trends, the team then assesses the implications of these trends across the energy value chain for the purposes of:
◼
Product or Commodity Exposure Selection
Depending upon which product or commodity the upstream oil and gas industry is directing the majority of its investment dollars towards, the team determines the sub-sectors in the midstream oil and gas industry.
◼
Functional Exposure Selection
Even for a given commodity, different parts of the infrastructure value chain experience varying demand over time. For instance, in the early stages of development of oil and gas fields, “gathering” infrastructure is most in demand. As development accelerates, other parts of the infrastructure value chain such as “long-haul pipelines” and “storage” infrastructure experience greater demand. Understanding the development cycle enables the team to focus on assets with the appropriate functional exposure.
◼
Regional Exposure Selection
Identifying areas experiencing production growth and regions that are out favor helps the team:
— Determine which regions are more likely to demonstrate increased demand for energy infrastructure
— Identify regions with redundant infrastructure that may eventually manifest in lower cash flows due to the shifts in supply and demand balances
Identify Specific Companies for Investment
Having established an understanding of how supply and demand patterns could shift over time and their implications for energy infrastructure, the team undertakes detailed bottom-up analysis of individual companies with exposure to the trends identified. This process helps identify companies with potential for above-average distribution growth over multiple years and also helps isolate potential trouble spots. Specifically, the team:
◼
Creates and maintains proprietary financial models on companies within the investment universe and develops independent income and cash flow estimates which are then used to benchmark companies’ actual results
◼
Spends considerable time engaging in dialogue with management teams to gain a better understanding of companies’ strategic direction, attitude towards capital stewardship, and other aspects such as propensity for acquisitions, etc.
◼
Employs multiple valuation methodologies including discounted cash flow analysis, yield-based valuation, and other cash flow-based metrics to estimate fair value of target companies
◼
Monitors the health of target companies’ balance sheets, availability of liquidity, access to debt and equity markets, and other similar factors
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Investment Management Approach
Buy/Sell Discipline
The team believes in balancing growth with other important attributes, including reliability of current distributions, credit ratings and leverage and considers those factors when evaluating potential investments.
Similarly, deterioration in growth prospects, falling distribution coverage, limited liquidity in the face of increasing capital expenditure commitments, and rising leverage are examples of signals that the team relies on in deciding whether or not to sell a position.
ADDITIONAL PERFORMANCE AND BENCHMARK INFORMATION
Note that the “Best Quarter” and “Worst Quarter” figures shown in the “Performance” section of a Fund’s Summary section are applicable only to the time period covered by the bar chart.
These definitions apply to the after-tax returns shown in the “Performance” section of a Fund’s Summary section.
Average Annual Total Returns Before Taxes. These returns do not reflect taxes on distributions on a Fund’s Shares nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.
Average Annual Total Returns After Taxes on Distributions. These returns assume that taxes are paid on distributions on a Fund’s Class P Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Class P Shares at the end of the performance period.
Average Annual Total Returns After Taxes on Distributions and Sale of Shares. These returns reflect taxes paid on distributions on a Fund’s Class P Shares and taxes applicable when the shares are redeemed (sold).
Note on Tax Rates. The after-tax performance figures are calculated using the historically highest individual federal marginal income tax rates at the time of the distributions and do not reflect state and local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.
Note on Benchmarks. References in the Prospectus to a Fund’s Regulatory or Performance Benchmarks (or any other benchmark) are for informational purposes only, and unless otherwise noted, are not an indication of how a particular Fund is managed or a particular Fund’s risk characteristics.
OTHER INVESTMENT PRACTICES AND SECURITIES
Although each Fund’s principal investment strategies are described in the Fund’s Summary—Principal Strategy and Investment Management Approach—Principal Investment Strategies sections of the Prospectus, the following tables identify some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. Numbers in these tables show allowable usage only; for actual usage, consult the Funds’ most recently filed Form N-CSR. For more information about these and other investment practices and securities, see Appendix A.
Each Fund publishes on its website (am.gs.com) complete portfolio holdings for the Fund as of the end of each calendar quarter subject to a fifteen calendar-day lag between the date of the information and the date on which the information is disclosed. In addition, each Fund publishes on its website month-end top ten holdings subject to a fifteen calendar-day lag between the date of the information and the date on which the information is disclosed. In addition, a description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ SAI.
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10  Percent of total assets (including securities lending collateral) (italic type)
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)
•  No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund
	MLP Energy Infrastructure Fund	Energy Infrastructure Fund
Investment Practices
Borrowings	33 1∕3	33 1∕3
Credit, Equity, Index, Interest Rate and Total Return Swaps and Options on Swaps	•	•
Custodial Receipts and Trust Certificates	•	•
Futures Contracts and Options and Swaps on Futures Contracts	•	•
Illiquid Investments*	15	15
Interest Rate Caps, Floors and Collars	•	•
Investment Company Securities (including ETFs)[1]	10	10
Mortgage Dollar Rolls	•	•
Options[2]	•	•
Preferred Stock, Warrants and Stock Purchase Rights	•	•
Repurchase Agreements	•	•
Securities Lending[3]		33 1∕3
Short Sales Against the Box	25	25
Unseasoned Companies	•	•
When-Issued Securities and Forward Commitments	•	•
*
Illiquid investments are any investments that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investments.
1
This percentage limitation does not apply to the Funds’ investments in investment companies (including ETFs) where a higher percentage limitation is permitted under the Investment Company Act or rules, regulations or exemptive relief thereunder.
2
Each Fund may sell call and put options and purchase call and put options on securities and securities indices in which it may invest.
3
The Energy Infrastructure Fund may engage in securities lending.
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Investment Management Approach

10 Percent of total assets (including securities lending collateral) (italic type)
10 Percent of net assets (including borrowings for investment purposes) (roman type)
•  No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund
	MLP Energy Infrastructure Fund	Energy Infrastructure Fund
Investment Securities
Bank Obligations[1]	•	•
Commodity-Linked Derivatives Instruments	•	•
Convertible Securities	•	•
Corporate Debt Obligations	•	•
Depository Receipts	•	•
Derivatives	•	•
Emerging Country Securities	•	•
Equity Investments	•	•
Fixed Income Securities	•	•
Foreign Securities	•	•
Master Limited Partnerships (“MLPs”) Investments	•	25
Non-Investment Grade Fixed Income Securities[2]	•	•
Pre-IPO Investments (including late-stage private equity securities)	•	•
Private Investment in Public Equities (“PIPEs”)	•	•
Real Estate Investment Trusts (“REITs”)	•	•
Special Purpose Acquisition Companies (“SPACs”)	•	•
Structured Securities (which may include equity linked notes)[3]	•	•
Swaps and Options on Swaps	•	•
Temporary Investments	•	•
U.S. Government Securities	•	•
1
The Funds may invest in bank obligations issued by U.S. or foreign banks.
2
May be BB+ or lower by Standard & Poor’s, Ba1 or lower by Moody’s or have a comparable credit rating by another NRSRO at the time of investment.
3
Structured securities are not subject to the same minimum credit quality requirements as the Fund’s investments in fixed income securities.
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Risks of the Funds
Loss of money is a risk of investing in the Fund (which, for the remainder of this Prospectus, refers to one or more of the Funds offered in this Prospectus). An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other governmental agency. The principal risks of the Fund are discussed in the Summary section of the Prospectus. The following section provides additional information on the risks that apply to the Fund, which may result in a loss of your investment. The risks applicable to the Fund are presented below in alphabetical order, and not in the order of importance or potential exposure. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.
✓ Principal Risk • Additional Risk	MLP Energy Infrastructure Fund	Energy Infrastructure Fund
Commodity Sector	•	•
Credit/Default	✓	✓
Cybersecurity	•	•
Derivatives	✓	✓
Dividend-Paying Investments	✓	✓
Emerging Countries	•	•
Energy Sector	✓	✓
Foreign	✓	✓
Infrastructure Company	✓	✓
Initial Public Offering (“IPO”)	•	•
Interest Rate	✓	✓
Investment Style	✓	✓
Large Shareholder Transactions	✓	✓
Liquidity	✓	✓
Management	•	•
Market	✓	✓
Master Limited Partnership	✓	✓
Mid-Cap and Small-Cap	✓	✓
Natural Resources	•	•
NAV	•	•
Non-Diversification	✓	✓
Non-Investment Grade Fixed Income Securities	•	•
Other Investment Companies	•	✓
Portfolio Turnover Rate Risk	✓
Pre-IPO Investments	•	•
Private Investment in Public Equities	✓	✓
Special Purpose Acquisition Companies (“SPACs”)	✓	✓
Stock	✓	✓
Strategy	✓
Tax	✓	✓
U.S. Government Securities	•	•
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Commodity Sector Risk—Exposure to the commodities markets may subject the Fund to greater volatility than investments in more traditional securities. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and other restrictions on trade, sanctions and international economic, business, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies and global events such as war, military conflict and geopolitical disputes. The energy sector can be significantly affected by changes in the prices and supplies of oil and other energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations, policies of the Organization of Petroleum Exporting Countries (“OPEC”) and relationships among OPEC members and between OPEC and oil-importing nations. The metals sector can be affected by sharp price volatility over short periods caused by global economic, financial and political factors, resource availability, government regulation, economic cycles, changes in inflation or expectations about inflation in various countries, interest rates, currency fluctuations, metal sales by governments, central banks or international agencies, investment speculation and fluctuations in industrial and
20

Risks of the Funds
commercial supply and demand. Commodity-linked investments are often offered by companies in the financial services sector, including the banking, brokerage and insurance sectors. As a result, events affecting issuers in the financial services sector may cause the Fund’s share value to fluctuate. Although investments in commodities typically move in different directions than traditional equity and debt securities, when the value of those traditional securities is declining due to adverse economic conditions, there is no guarantee that these investments will perform in that manner, and at certain times the price movements of commodity-linked investments have been parallel to those of debt and equity securities.
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Credit/Default Risk—An issuer or guarantor of fixed income securities or instruments held by the Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal or default on any other obligation. The credit quality of the Fund’s portfolio securities or instruments may meet the Fund’s credit quality requirements at the time of purchase but then deteriorate thereafter, and such a deterioration can occur rapidly. In certain instances, the downgrading or default of a single holding or guarantor of the Fund’s holdings may impair the Fund’s liquidity and have the potential to cause significant NAV deterioration. These risks are heightened in market environments where interest rates are rising as well as in connection with the Fund’s investments in non-investment grade fixed income securities.
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Cybersecurity Risk—The Fund may be susceptible to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among others, stealing or corrupting confidential information and other data that is maintained online or digitally for financial gain, denial-of-service attacks on websites causing operational disruption, and the unauthorized release of confidential information and other data. Cyber-attacks have the ability to cause significant disruptions and impact business operations; to result in financial losses; to prevent shareholders from transacting business; to interfere with the Fund’s calculation of NAV; and to lead to violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs. Cyber-attacks affecting the Fund or its Investment Adviser, custodian, Transfer Agent, or other third-party service providers may adversely impact the Fund and its shareholders.
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Derivatives Risk—The Fund’s use of options, futures, options on futures, forwards, swaps, options on swaps, structured securities and other similar instruments (collectively referred to in this paragraph as “derivatives”) may result in losses, including due to adverse market movements. Derivatives, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other assets and instruments, may increase market exposure and be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying assets or instruments may produce disproportionate losses to the Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill, or lacks the capacity or authority to fulfill, its contractual obligations, liquidity risk, which includes the risk that the Fund will not be able to close its derivatives position when it is advantageous to do so, and risks arising from margin requirements, which include the risk that the Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. The Funds may use derivatives for both hedging and non-hedging purposes.
The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments, and there is no guarantee that the use of derivatives will achieve their intended result. If the Investment Adviser is incorrect in its expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, the use of derivatives could result in losses, which in some cases may be significant. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of the derivatives or other instruments used by the Investment Adviser to replicate the performance of a particular asset class may not accurately track the performance of that asset class.
The use of derivatives is also subject to operational and legal risks. Operational risks generally refer to risks related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error. Legal risks generally refer to risks of loss resulting from insufficient documentation or legality or enforceability of a contract.
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Dividend-Paying Investments Risk—The Fund’s investments in dividend-paying securities could cause the Fund to underperform other funds that invest in similar asset classes but employ a different investment style. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. For example, in response to the outbreak of a novel strain of coronavirus (known as COVID-19), the U.S. Government passed the Coronavirus Aid, Relief and Economic Security Act in March 2020, which established loan programs for certain issuers impacted by COVID-19. Among other conditions, borrowers under these loan programs are generally restricted from paying dividends. The adoption of new legislation could further limit or restrict the ability of issuers to pay dividends. To the extent that dividend-paying securities are concentrated in only a few market sectors, the Fund may be subject to the risks of volatile economic cycles and/or conditions or developments that may be particular to a sector to a greater extent than if its investments were diversified across different sectors. In
21

addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. A sharp rise in interest rates or an economic downturn could cause an issuer to abruptly reduce or eliminate its dividend. This may limit the ability of the Fund to produce current income.
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Emerging Countries Risk—Investments in securities of issuers located in, or otherwise economically tied to, emerging countries are subject to the risks associated with investments in foreign securities. The securities markets of most emerging countries are less liquid, developed and efficient, are subject to greater price volatility, and have smaller market capitalizations. In addition, emerging markets and frontier countries may have more or less government regulation and generally do not impose as extensive and frequent accounting, auditing, financial and other reporting requirements as the securities markets of more developed countries. As a result, there could be less information available about issuers in emerging and frontier market countries, which could negatively affect the Investment Adviser’s ability to evaluate local companies or their potential impact on the Fund’s performance. Further, investments in securities of issuers located in certain emerging countries involve the risk of loss resulting from problems in share registration, settlement or custody, substantial economic, political and social disruptions and the imposition of exchange controls (including repatriation restrictions). The legal remedies for investors in emerging and frontier markets may be more limited than the remedies available in the U.S., and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited. These risks are not normally associated with investments in more developed countries. For more information about these risks, see Appendix A.
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Energy Sector Risk—The Fund concentrates its investments in the energy sector, and will therefore be susceptible to adverse economic, business, social, political, environmental, regulatory or other occurrences affecting that sector. The energy sector has historically experienced substantial price volatility. At times, the performance of these investments may lag the performance of other sectors or the market as a whole. MLPs, energy infrastructure companies and other companies operating in the energy sector are subject to market or other specific risks, including, among others: fluctuations in commodity prices and/or interest rates; increased governmental or environmental regulation or policy; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; declines in domestic or foreign production or consumption; slowdowns in new construction; extreme weather or other natural disasters; consumer preferences; and threats of attack by terrorists and state-sponsored actors on energy assets. Energy companies can be significantly affected by the supply of, and demand for, particular energy products (such as oil and natural gas), which may result in overproduction or underproduction. Additionally, changes in the regulatory environment for energy companies may adversely impact their profitability. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy companies.
During periods of heightened volatility, energy producers that are burdened with debt may seek bankruptcy relief. Bankruptcy laws may permit the revocation or renegotiation of contracts between energy producers and MLPs/energy infrastructure companies, which could have a dramatic impact on the ability of MLPs/energy infrastructure companies to pay distributions to its investors, including the Fund, which in turn could impact the ability of the Fund to pay dividends and dramatically impact the value of the Fund’s investments.
MLPs may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. Changes in existing laws, regulations or enforcement policies governing the energy sector could significantly increase the compliance costs of MLPs. Certain MLPs could, from time to time, be held responsible for implementing remediation measures, the cost of which may not be recoverable from insurance. The Fund will select its investments in MLPs from the current small pool of issuers. Demand for investment opportunities in MLPs that operate energy-related businesses may exceed supply, which could make it difficult to operate the Fund.
◼
Foreign Risk—When the Fund invests in foreign securities, it may be subject to risk of loss not typically associated with U.S. issuers. Loss may result because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; less liquid, developed or efficient trading markets; greater volatility; and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from, among other things, deteriorating economic and business conditions in other countries, including the United States, regional and global conflicts, the imposition of sanctions, exchange controls (including repatriation restrictions), foreign taxes, confiscation of assets and property, trade restrictions (including tariffs), expropriations and other government restrictions by the United States and other governments, higher transaction costs, difficulty enforcing contractual obligations or from problems in share registration, settlement or custody. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. These types of measures may include, but are not limited to, banning a sanctioned country from global payment systems that facilitate cross-border payments, restricting the settlement of securities transactions by certain investors, and freezing the assets of particular countries, entities, or persons. The imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country, downgrades in the credit ratings of the sanctioned country or companies located in or economically tied to the sanctioned country, devaluation of the sanctioned country’s currency, and
22

Risks of the Funds
increased market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. The Fund or the Investment Adviser may determine not to invest in, or may limit its overall investment in, a particular issuer, country or geographic region due to, among other things, heightened risks regarding sanctions, repatriation restrictions, confiscation of assets and property, expropriation or nationalization. Geopolitical developments in certain countries in which a Fund may invest have caused, or may in the future cause, significant volatility in financial markets. These and other geopolitical developments, including regional armed conflict in Europe and elsewhere, could negatively impact the value of the Fund’s investments.
The Fund's investments in foreign securities may also be subject to foreign currency risk, the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund may have exposure to foreign currencies) to decline in value. Foreign risks will normally be greatest when the Fund invests in securities of issuers located in emerging countries. For more information about these risks, see Appendix A.
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Infrastructure Company Risk—Infrastructure companies are susceptible to various factors that may negatively impact their businesses or operations, including costs associated with compliance with and changes in environmental, governmental and other regulations, rising interest costs in connection with capital construction and improvement programs, government budgetary constraints that impact publicly funded projects, the effects of general economic conditions throughout the world, surplus capacity and depletion concerns, increased competition from other providers of services, uncertainties regarding the availability of fuel and other natural resources at reasonable prices, the effects of energy conservation policies, unfavorable tax laws or accounting policies and high leverage.
Infrastructure companies will also be affected by innovations in technology that could render the way in which a company delivers a product or service obsolete, significant changes to the number of ultimate end-users of a company’s products, inexperience with and potential losses resulting from a developing deregulatory environment, increased susceptibility to terrorist attacks and natural or man-made disasters and other natural risks (including earthquakes, floods, lightning, hurricanes, tsunamis and wind). Infrastructure companies also face operating risks, including the risk of fire, explosions, leaks, mining and drilling accidents or other catastrophic events.
◼
IPO Risk—The market value of shares issued in an IPO may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about a company’s business model, quality of management, earnings growth potential, and other criteria used to evaluate its investment prospects. The purchase of IPO shares may involve high transaction costs. Investments in IPO shares, which are subject to market risk and liquidity risk, involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.
◼
Interest Rate Risk—When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates and/or volatility. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than funds with a shorter average portfolio duration. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.
It is difficult to predict the magnitude, timing or direction of interest rate changes and the impact these changes will have on the markets in which the Fund invests.
◼
Investment Style Risk—Different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles. The Fund intends to employ a blend of growth and value investment styles depending on market conditions, either of which may fall out of favor from time to time. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Growth companies are often expected by investors to increase their earnings at a certain rate. When these expectations are not met, investors can punish the stocks inordinately even if earnings showed an absolute increase. Also, since
23

growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.
◼
Large Shareholder Transactions Risk—The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to the Fund and shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.
◼
Liquidity Risk—The Fund may invest in securities or instruments that trade in lower volumes, that are less liquid than other investments and/or that may become illiquid or less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The Fund’s transactions in securities that trade in lower volumes may be executed over a period of time, which could impact the prices at which the Fund transacts. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security or instrument at all. An inability to sell one or more portfolio positions can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.
Illiquidity can be caused by a drop in overall market trading volume, an inability to find a willing buyer, or legal restrictions on the securities’ resale. To the extent that the traditional dealer counterparties that engage in fixed income trading do not maintain inventories of bonds (which provide an important indication of their ability to “make markets”) that keep pace with the growth of the bond markets over time, relatively low levels of dealer inventories could lead to decreased liquidity and increased volatility in the fixed income markets. Additionally, market participants other than the Fund may attempt to sell fixed income holdings at the same time as the Fund, which could cause downward pricing pressure and contribute to decreased liquidity.
During certain periods, the liquidity of particular issuers or industries, or all securities within particular investment categories, may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events (including periods of rapid interest rate changes), or adverse investor perceptions, whether or not accurate.
Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, declining prices of the securities sold, an unusually high volume of redemption requests, or other reasons. The Fund reserves the right to meet redemption requests through in-kind distributions. While a Fund may pay redemptions in kind in the future, the Fund may instead choose to raise cash to meet redemption requests through sales of portfolio securities or permissible borrowings. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests.
Certain shareholders, including clients or affiliates of the Investment Adviser and/or other funds managed by the Investment Adviser, may from time to time own or control a significant percentage of a Fund’s shares. Redemptions by these shareholders of their shares of a Fund may further increase the Fund’s liquidity risk and may impact the Fund’s NAV. These shareholders may include, for example, institutional investors, funds of funds, discretionary advisory clients and other shareholders whose buy-sell decisions are controlled by a single decision-maker.
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Management Risk—A strategy used by the Investment Adviser may fail to produce the intended results.
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Market Risk—The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors, governments or countries and/or general economic conditions throughout the world. Price changes may be temporary or last for extended periods. The Fund’s investments may be overweighted from time to time in one or more sectors, countries or regions, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors, countries or regions.
Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Furthermore, local, regional and global events such as war, military conflict, geopolitical disputes, acts of terrorism, social or political unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, sanctions
24

Risks of the Funds
or the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments, could also adversely impact issuers, markets and economies, including in ways that cannot necessarily be foreseen. The Fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such conditions, events and actions may result in greater market risk.
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Master Limited Partnership Risk— Investments in securities of an MLP involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price, resulting from regulatory changes or other reasons. Certain MLP securities may trade in lower volumes due to their smaller capitalizations. Accordingly, those MLPs may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price. Investment in those MLPs may restrict a Fund’s ability to take advantage of other investment opportunities. MLPs are generally considered interest-rate sensitive investments that generally rely on capital markets to finance capital expenditures and growth opportunities. During periods of interest rate volatility, limited capital markets access and/or low commodities pricing, these investments may not provide attractive returns.
To the extent a distribution received by a Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP may be reduced, which will result in an increase in an amount of income or gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes upon the sale of any such interests or upon subsequent distributions in respect of such interests. Furthermore, any return of capital distribution received from the MLP may require a Fund to restate the character of its distributions and amend any shareholder tax reporting previously issued. Moreover, a change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which could result in a reduction of the value of a Fund’s investment in the MLP and lower income to the Fund.
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Mid-Cap and Small-Cap Risk—The securities of mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-capitalization and small-capitalization companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund's portfolio. Generally, the smaller the company size, the greater these risks become.
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Natural Resources Risk—The Fund may invest in MLPs and companies principally engaged in owning or developing non-energy natural resources (including timber and minerals) and industrial materials, or supplying goods or services to such companies. The Fund’s investments in natural resources issuers (including MLPs) will be subject to the risk that prices of these investments may fluctuate widely in response to the level and volatility of commodity prices; exchange rates; import controls; domestic and global competition; environmental regulation and liability for environmental damage; mandated expenditures for safety or pollution control; the success of exploration projects; depletion of resources; tax policies; and other governmental regulation. Investments in natural resources issuers can be significantly affected by changes in the supply of or demand for natural resources. The value of investments in natural resources issuers may be adversely affected by a change in inflation.
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NAV Risk—The NAV of the Fund and the value of your investment will fluctuate.
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Non-Diversification Risk—The Fund is non-diversified, which means it is permitted to invest a larger percentage of its assets in one or more issuers or in fewer issuers than diversified mutual funds. As a result of the relatively small number of issuers in which the Fund generally invests, it may be subject to greater risks than a more diversified fund. A change in the value of any single investment held by the Fund may have a greater effect on the overall value of the Fund than it would on a diversified mutual fund that holds more investments. In particular, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and may be susceptible to greater losses because of these developments.
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Non-Investment Grade Fixed Income Securities Risk—Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity. These securities structured as zero-coupon bonds or pay-in-kind securities may require the Fund to make taxable distributions of imputed income without receiving any corresponding cash. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or
25

worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund to the extent necessary in order to seek to ensure that it distributes sufficient income that it does not become subject to U.S. federal income or excise tax.
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Other Investment Companies Risk—By investing in other investment companies (including ETFs) indirectly through the Fund, investors will incur a proportionate share of the expenses of the other investment companies held by the Fund (including operating costs and investment management fees) in addition to the fees and expenses regularly borne by the Fund. In addition, the Fund will be affected by the investment policies, practices and performance of such investment companies in direct proportion to the amount of assets the Fund invests therein.
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Portfolio Turnover Rate Risk— A high rate of portfolio turnover involves correspondingly greater expenses which must be borne by the Fund and its shareholders, and is also likely to result in short-term capital gains taxable to shareholders.
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Pre-IPO Investments Risk—The Fund may invest in privately held companies, including companies that may issue shares in IPOs. Investments in pre-IPO shares involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. Investments in these companies are less liquid and difficult to value, and there is significantly less information available about these companies’ business models, quality of management, earnings growth potential, and other criteria used to evaluate their investment prospects. Although there is a potential the pre-IPO shares that the Fund buys may increase in value if the company does issue shares in an IPO, IPOs are risky and volatile and may cause the value of the Fund’s investments to decrease significantly. Moreover, because pre-IPO shares are generally not freely or publicly tradeable, the Fund may not have access to purchase or the ability to sell these shares in the amounts or at the prices the Fund desires. The companies that the Fund anticipates holding successful IPOs may not ever issue shares in an IPO and a liquid market for their shares may never develop, which may negatively affect the price at which the Fund can sell these shares and make it more difficult to sell these shares, which could also adversely affect the Fund’s liquidity.
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Private Investment in Public Equities Risk—The Fund may invest in private investments in public equities (“PIPE”). PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, typically at a discount to the market price of the company’s common stock. In a PIPE transaction, the Fund may bear the price risk from the time of pricing until the time of closing. Equity issued in this manner is often subject to transfer restrictions and is therefore relatively less liquid than equity issued through a registered public offering. In a PIPE transaction, the Fund may bear the price risk from the time of pricing until the time of closing. The Fund may be subject to lock-up agreements that prohibit transfers for a fixed period of time. In addition, because the sale of the securities in a PIPE transaction is not registered under the Securities Act, the securities are “restricted” and cannot be immediately resold by the investors into the public markets. The Fund may enter into a registration rights agreement with the issuer pursuant to which the issuer commits to file a resale registration statement allowing the Fund to publicly resell its securities. Accordingly, PIPE securities may be deemed illiquid. However, the ability of the Fund to freely transfer the shares is conditioned upon, among other things, the SEC’s preparedness to declare the resale registration statement effective covering the resale, from time to time, of the shares sold in the private financing and the issuer’s right to suspend the Fund’s use of the resale registration statement if the issuer is pursuing a transaction or some other material non-public event is occurring. Accordingly, PIPE securities may be subject to risks associated with illiquid investments.
◼
Special Purpose Acquisition Companies Risk—The Fund may invest in stock, warrants, and other securities of SPACs. A SPAC is typically a publicly traded company that raises funds through an IPO for the purpose of acquiring or merging with another company to be identified subsequent to the SPAC’s IPO. Because SPACs and similar entities are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. An investment in a SPAC is subject to a variety of risks, including that (i) prior to any acquisition or merger, a SPAC’s assets are typically invested in U.S. government securities, money market funds and similar investments whose returns or yields may be significantly lower than those of the Fund’s other investments; (ii) the Fund generally will not receive significant income from its investments in SPACs (both prior to and after any acquisition or merger) and, therefore, the Fund’s investments in SPACs will not significantly contribute to the Fund’s distributions to shareholders; (iii) attractive acquisition or merger targets may become scarce if the number of SPACs seeking to acquire operating businesses increases; (iv) an attractive acquisition or merger target may not be identified at all, in which case the SPAC will be required to return any remaining monies to shareholders (unless such shareholders approve alternative arrangements), and the Fund may be subject to opportunity costs to the extent that alternative investments would have produced higher returns; (v) if an acquisition or merger target is identified, the Fund may elect not to participate in, or vote to approve, the proposed transaction or the Fund may be required to divest its interests in the SPAC, due to regulatory or other considerations, in which case the Fund may not reap any resulting benefits; (vi) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (vii) an investment in a SPAC may be diluted by additional, later offerings of securities by the SPAC or by other investors exercising existing rights to purchase securities of the SPAC; (viii) a significant portion of the funds raised by the SPAC
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Risks of the Funds
may be expended during the search for a target acquisition or merger; (ix) only a thinly traded market for shares of or interests in a SPAC may develop, or there may be no market at all, leaving the Fund unable to sell its interest in a SPAC or to sell its interest only at a lower price; and (x) the values of investments in SPACs may be highly volatile and may depreciate significantly over time. In addition, the Fund may obtain certain private rights and other interests issued by a SPAC (commonly referred to as “founder shares”), which may be subject to forfeiture or expire worthless and which generally have more limited liquidity than SPAC shares issued in an IPO.
◼
Stock Risk—Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future. Stock prices may fluctuate from time to time in response to the activities of individual companies and in response to general market and economic conditions. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments, and the stock prices of such companies may suffer a decline in response.
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Strategy Risk—The MLP Energy Infrastructure Fund’s strategy of investing primarily in MLPs, resulting in its being taxed as a corporation, or a “C” corporation, rather than as a regulated investment company for U.S. federal income tax purposes, is a relatively new investment strategy for funds. This strategy involves complicated accounting, tax and valuation issues. Volatility in the NAV may be experienced because of the use of estimates at various times during a given year that may result in unexpected and potentially significant consequences for the Fund and its shareholders. To the extent that accounting, tax or valuation practices change, there could be a material adverse consequence on the Fund and its shareholders.
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Tax Risk—Tax risks associated with investments in the Fund include but are not limited to the following:
MLP Tax Risk. Much of the benefit that a Fund may derive from its investment in equity securities of MLPs is a result of MLPs generally being treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or a change in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. If any MLP in which a Fund invests were treated as a corporation for U.S. federal income tax purposes, it could result in a reduction of the value of the Fund’s investment in the MLP and lower income to the Fund.
Distributions from an MLP in excess of the Fund’s basis in the MLP will generally be treated as capital gain. However, a portion of the gain may instead be treated as ordinary income to the extent attributable to certain assets held by the MLP the sale of which would produce ordinary income. To the extent a distribution received by a Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP may be reduced, which will result in an increase in an amount of income or gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes upon the sale of any such interests or upon subsequent distributions in respect of such interests. Furthermore, any return of capital distribution received from the MLP may require a Fund to restate the character of its distributions and amend any shareholder tax reporting previously issued.
Investment in MLP C Corporations. As discussed above, the MLP Energy Infrastructure Fund may invest in MLPs taxed as C corporations. Such MLPs are obligated to pay federal income tax on their taxable income at the corporate tax rate and the amount of cash available for distribution by such MLPs would generally be reduced by any such tax. Additionally, distributions received by the Fund would be taxed under federal income tax laws applicable to corporate dividends (as dividend income, potentially subject to the corporate dividends received deduction, return of capital, or capital gain). Thus, investment in MLPs taxed as C corporations could result in a reduction of the value of your investment in the Fund and lower income, as compared to investments in MLPs that are classified as partnerships for tax purposes.
Fund Structure Risk. Unlike traditional mutual funds that are structured as regulated investment companies for U.S. federal income tax purposes, the MLP Energy Infrastructure Fund will be taxable as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. This means the Fund generally will be subject to U.S. federal income tax on its taxable income at the rates applicable to corporations (at a rate of 21%), and will also be subject to state and local income taxes.
Tax Estimation/NAV Risk. In calculating the MLP Energy Infrastructure Fund’s NAV, the Fund will, among other things, account for its current taxes and deferred tax liability and/or asset balances. The Fund will accrue a deferred income tax liability balance, at the then effective statutory U.S. federal income tax rate (at a rate of 21%) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on interests of MLPs considered to be return of capital and for any net operating gains. Any deferred tax liability balance will reduce the Fund’s NAV. The Fund may also accrue a deferred tax asset balance, which reflects an estimate of the Fund’s future tax benefit associated with net operating losses and unrealized losses. Any deferred tax asset balance will increase the Fund’s NAV. To the extent the Fund has a deferred tax asset balance, consideration is given as to whether or not a valuation allowance, which would offset the value of some or all of the deferred tax asset balance, is required. The Fund will rely to some extent on information provided by MLPs,
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which may not be provided to the Fund on a timely basis, to estimate current taxes and deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its NAV. The daily estimate of the Fund’s current taxes and deferred tax liability and/or asset balances used to calculate the Fund’s NAV could vary significantly from the Fund’s actual tax liability or benefit, and, as a result, the determination of the Fund’s actual tax liability or benefit may have a material impact on the Fund’s NAV. From time to time, the Fund may modify its estimates or assumptions regarding its current taxes and deferred tax liability and/or asset balances as new information becomes available, which modifications in estimates or assumptions may have a material impact on the Fund’s NAV. Shareholders who redeem their shares at a NAV that is based on estimates of the Fund’s current taxes and deferred tax liability and/or asset balances may benefit at the expense of remaining shareholders (or remaining shareholders may benefit at the expense of redeeming shareholders) if the estimates are later revised or ultimately differ from the Fund’s actual current taxes and tax liability and/or asset balances.
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U.S. Government Securities Risk—The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities issued by those agencies, instrumentalities and sponsored enterprises, including those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks, are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that issuers of U.S. Government Securities will not have the funds to meet their payment obligations in the future. Fannie Mae and Freddie Mac have been operating under conservatorship, with the Federal Housing Finance Agency (“FHFA”) acting as their conservator, since September 2008. The entities are dependent upon the continued support of the U.S. Department of the Treasury and FHFA in order to continue their business operations. These factors, among others, could affect the future status and role of Fannie Mae and Freddie Mac and the value of their securities and the securities which they guarantee. Additionally, the U.S. government and its agencies and instrumentalities do not guarantee the market values of their securities, which may fluctuate.
More information about the Fund’s portfolio securities and investment techniques, and its associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.
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Service Providers

INVESTMENT ADVISER

Investment Adviser	Funds
Goldman Sachs Asset Management, L.P. (“GSAM”) 200 West Street New York, NY 10282	MLP Energy Infrastructure Fund Energy Infrastructure Fund
GSAM has been registered as an investment adviser with the SEC since 1990 and is an indirect, wholly-owned subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman Sachs. Founded in 1869, The Goldman Sachs Group, Inc. is a publicly-held financial holding company and a leading global investment banking, securities and investment management firm. As of December 31, 2024, GSAM, including its investment advisory affiliates, had assets under supervision of approximately $2.82 trillion.
The Investment Adviser provides day-to-day advice regarding the Fund's portfolio transactions. The Investment Adviser makes the investment decisions for the Fund and places purchase and sale orders for the Fund's portfolio transactions in the U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any executing brokers, dealers, futures commission merchants or other counterparties, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Fund, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs (subject to legal, internal, regulatory and Chinese Wall restrictions), and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.
The Investment Adviser also performs the following additional services for the Fund (to the extent not performed by others pursuant to agreements with the Fund):
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Supervises all non-advisory operations of the Fund
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Provides personnel to perform necessary executive, administrative and clerical services to the Fund
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Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities
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Maintains the records of the Fund
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Provides office space and all necessary office equipment and services
An investment in the Fund may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. The use of certain investment strategies that involve manual or additional processing, such as over-the-counter derivatives, increases these risks. Although the Fund attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The Fund and its shareholders could be negatively impacted as a result.
From time to time, Goldman Sachs or its affiliates may invest “seed” capital in the Fund. These investments are generally intended to enable the Fund to commence investment operations and achieve sufficient scale. Goldman Sachs and its affiliates may hedge the exposure of the seed capital invested in the Fund by, among other things, taking an offsetting position in the benchmark of the Fund.
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MANAGEMENT FEES AND OTHER EXPENSES
As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Fund’s average daily net assets):
Fund	Contractual Management Fee Annual Rate	Average Daily Net Assets	Actual Rate For the Fiscal Period Ended November 30, 2024*
MLP Energy Infrastructure Fund	1.00%	First $1 Billion	0.96%
	0.90%	Next $1 Billion
	0.86%	Next $3 Billion
	0.84%	Next $3 Billion
	0.82%	Over $8 Billion
Energy Infrastructure Fund	1.00%	First $1 Billion	1.00%
	0.90%	Next $1 Billion
	0.86%	Next $3 Billion
	0.84%	Next $3 Billion
	0.82%	Over $8 Billion
*
The Actual Rate may not correlate to the Contractual Management Fee Annual Rate as a result of management fee waivers that may be in effect from time to time.
The Investment Adviser has agreed to waive a portion of its management fee equal to any management fees it earns as an investment adviser to any of the affiliated funds in which the Energy Infrastructure Fund invests, except those management fees it earns from the Fund’s investments of cash collateral received in connection with securities lending transactions in affiliated funds. This arrangement will remain in effect through at least March 30, 2026, and prior to such date, the Investment Adviser may not terminate this arrangement without the approval of the Board of Trustees.
In addition to the management fee waiver described above, the Investment Adviser may (i) waive an additional portion of its management fee with respect to the Energy Infrastructure Fund; and (ii) waive a portion of its management fee with respect to the MLP Energy Infrastructure Fund, including fees earned as an investment adviser to any affiliated funds in which the MLP Energy Infrastructure Fund may invest, from time to time, and may discontinue or modify any such waivers in the future, consistent with the terms of any fee waiver arrangements that may be in place.
A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Funds is available in each Fund’s Form N-CSR dated November 30, 2024.
The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.064% and 0.064% of average daily net assets for the MLP Energy Infrastructure Fund and the Energy Infrastructure Fund, respectively, through at least March 30, 2026, and prior to such date, the Investment Adviser may not terminate these arrangements without the approval of the Board of Trustees. The expense limitations may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so. A Fund’s “Other Expenses” may be further reduced by any custody and transfer agency fee credits received by the Fund.
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Service Providers
FUND MANAGERS
The individuals jointly and primarily responsible for the day-to-day management of the Fund are listed below. The Fund's portfolio managers’ individual responsibilities may differ and may include, among other things, security selection, asset allocation, risk budgeting and general oversight of the management of the Fund's portfolios.
Energy & Infrastructure Team
Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
Kyri Loupis Managing Director	Portfolio Manager— MLP Energy Infrastructure Energy Infrastructure	Since 2013 2017	Mr. Loupis joined the Investment Adviser in 2009. He is a portfolio manager on the Energy & Infrastructure Team.
Matthew Cooper Vice President	Portfolio Manager— MLP Energy Infrastructure Energy Infrastructure	Since 2014 2017	Mr. Cooper joined the Investment Adviser in 2013. He is a portfolio manager on the Energy & Infrastructure Team.
Christopher A. Schiesser Vice President	Portfolio Manager— MLP Energy Infrastructure	Since 2023	Mr. Schiesser joined the Investment Adviser in 2015. He is a portfolio manager on the Energy & Infrastructure Team.
Akif Irfan Vice President	Portfolio Manager— Energy Infrastructure	Since 2023	Mr. Irfan joined the Investment Adviser in 2011. He is a portfolio manager on the Energy & Infrastructure Team.
For information about portfolio manager compensation, other accounts managed by the portfolio managers and portfolio manager ownership of securities in the Fund, see the SAI.
DISTRIBUTOR AND TRANSFER AGENT
Goldman Sachs, 200 West Street, New York, NY 10282, serves as the exclusive distributor (the “Distributor”) of the Fund's shares. Goldman Sachs, 71 South Wacker Drive, Suite 1200, Chicago, IL 60606, also serves as the Fund's transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.
For its transfer agency services, Goldman Sachs is entitled to receive a transfer agency fee equal, on an annualized basis, to 0.03% of average daily net assets with respect to Class P Shares.
From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs and its affiliates reserve the right to redeem at any time some or all of the shares acquired for their own accounts.
ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS
The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs will present conflicts of interest with respect to a Fund and will, under certain circumstances, limit a Fund’s investment activities. Goldman Sachs is a worldwide full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and individuals. As such, it acts as a broker-dealer, investment adviser, investment banker, underwriter, research provider, administrator, financier, adviser, market maker, trader, prime broker, derivatives dealer, clearing agent, lender, counterparty, agent, principal, distributor, investor or in other commercial capacities for accounts or companies (including Fund portfolio companies) or affiliated or unaffiliated investment funds (including pooled investment vehicles and private funds) in which one or more accounts, including the Funds, invest. In those and other capacities, Goldman Sachs and its affiliates advise and deal with clients and third parties in all markets and transactions and purchase, sell, hold and recommend a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for their own accounts or for the accounts of their customers and have other direct and indirect interests in the global fixed income, currency, commodity, equities, bank loans and other markets and the securities and issuers in which a Fund may directly and indirectly invest. Thus, it is expected that each Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs and its affiliates perform or seek to perform investment banking or other services. The Investment Adviser and/or certain of its affiliates are the managers of the Goldman Sachs Funds (as defined below). The Investment Adviser and its affiliates earn fees from this and other relationships with the Funds. Although management fees paid by the Funds to the Investment Adviser and certain other fees paid to the Investment Adviser’s affiliates are based on asset levels, the fees are not directly contingent on Fund performance, and the Investment Adviser and its affiliates will still receive significant compensation from a Fund even if shareholders lose money. Goldman Sachs and its affiliates
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engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of a Fund and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as a Fund. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Fund. The results of a Fund’s investment activities, therefore, will likely differ from those of Goldman Sachs, its affiliates, and other accounts managed by Goldman Sachs, and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, a Fund may enter into transactions in which Goldman Sachs and its affiliates or their other clients have an adverse interest. For example, a Fund may take a long position in a security at the same time that Goldman Sachs and its affiliates or other accounts managed by the Investment Adviser or its affiliates take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may, individually or in the aggregate, adversely impact a Fund. Transactions by one or more Goldman Sachs-advised clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Fund. A Fund’s activities will, under certain circumstances, be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs and its affiliates also provide a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it are expected to create markets or specialize in, have positions in and/or effect transactions in, securities of issuers held by a Fund, and will likely also perform or seek to perform investment banking and financial services for one or more of those issuers. Goldman Sachs and its affiliates are expected to have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend a Fund or who engage in transactions with or for a Fund. For more information about conflicts of interest, see the section titled “Potential Conflicts of Interest” in the SAI.
The Funds will, from time to time, make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Funds’ portfolio investment transactions, in accordance with applicable law.
Under a securities lending program, the Energy Infrastructure Fund has retained an affiliate of the Investment Adviser to serve as a securities lending agent for the Fund to the extent that the Fund engages in the securities lending program. For these services, the lending agent would receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. The Board of Trustees periodically reviews reports on portfolio securities loan transactions for which an affiliated lending agent has acted as lending agent.
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Distributions
The MLP Energy Infrastructure Fund pays distributions from its investment income. The Energy Infrastructure Fund pays distributions from its net investment income and from net realized capital gains. You may choose to have distributions paid in:
◼
Cash
◼
Additional shares of the same class of the Fund
◼
Shares of the same or an equivalent class of another Goldman Sachs Fund. Special restrictions may apply. See the SAI.
You may indicate your election on your account application. Any changes may be submitted in writing, or via telephone in some instances, to the Transfer Agent (either directly or through your Authorized Institution) at any time before the record date for a particular distribution. If you do not indicate any choice, your distributions will be reinvested automatically in the Fund. If cash distributions are elected with respect to the Fund’s distributions from net investment income, then cash distributions must also be elected with respect to the net short-term capital gains component, if any, of the Fund’s annual distributions.
The election to reinvest distributions in additional shares will not affect the tax treatment of such distributions, which will be treated as received by you and then used to purchase the shares.
Distributions from investment income of the MLP Energy Infrastructure Fund, if any, are normally declared and paid quarterly. Distributions from net investment income and from net capital gains of the Energy Infrastructure Fund, if any, are normally declared and paid at least semi-annually and annually, respectively. In addition, the Funds may occasionally make a distribution at a time when it is not normally made.
MLP Energy Infrastructure Fund
The MLP Energy Infrastructure Fund currently anticipates making distributions to its shareholders each fiscal quarter (February, May, August, November) of substantially all of the Fund’s distributable cash flow received as cash distributions from MLPs, interest payments received on debt securities owned by the Fund and other payments on securities owned by the Fund. For additional information about the tax treatment of distributions made by the MLP Energy Infrastructure Fund, please see the discussion in the “Taxation” section.
Energy Infrastructure Fund
In addition to the net investment income dividends declared and paid at least semi-annually, the Energy Infrastructure Fund may also earn additional net investment income throughout the year. Any additional net investment income will be distributed annually as a declared event and paid to shareholders of record for such events.
From time to time a portion of the Fund’s distributions may constitute a return of capital for tax purposes, and/or may include amounts in excess of the Fund’s net investment income for the period calculated in accordance with generally accepted accounting principles (GAAP).
When you purchase shares of the Fund, part of the NAV per share may be represented by undistributed income and/or realized gains that have previously been earned by the Fund. Therefore, subsequent distributions on such shares from such income and/or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.
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Shareholder Guide
The following section will provide you with answers to some of the most frequently asked questions regarding buying and selling the Funds' shares.
Important Notice:
Class P Shares generally are available to the following investors:
◼Clients of the Goldman Sachs Private Wealth Management business unit (“GS PWM”) that custody their positions at Goldman Sachs & Co. LLC (“Goldman Sachs”);
◼Clients of The Goldman Sachs Trust Company, N.A. or The Goldman Sachs Trust Company of Delaware (collectively, the “Trust Companies”) that custody their positions at Goldman Sachs;
◼Clients of Goldman Sachs Wealth Services, L.P. that either custody their positions at Goldman Sachs or with certain intermediaries that are authorized to offer Class P Shares (“Authorized Institutions”) (such clients of GS PWM, the Trust
Companies, and Goldman Sachs Wealth Services, L.P. are collectively referred to herein as “GS Clients”); or

◼Other investors at the discretion of Goldman Sachs Trust’s (the “Trust”) officers.
You may only purchase Class P Shares in accordance with the eligibility criteria described above. If you are a GS Client and propose to transfer your shares to another institution for any reason, or if you are no longer a GS Client, you may be required to redeem your shares of the Fund, or at the discretion of the Trust’s officers, you may be able hold Class P Shares through another institution, which must be an Authorized Institution and the basis on which you hold such Class P Shares may be limited to hold and redeem only. If available in such circumstances, in the alternative you may be able to choose to exchange your shares of the
Fund for a different share class offered by the Fund or another Goldman Sachs Fund, which may be offered in another
Prospectus. There is no guarantee that a different share class offered by the Fund will be available to clients of the institution to which you intend to transfer your shares or that an option to exchange will be made available. Moreover, the shares you receive in any exchange are subject to different (and possibly higher) fees and expenses (which affect performance). Information regarding these other share classes may be obtained from the institution to which you intend to transfer your shares or from the
Transfer Agent by calling the number on the back cover of the Prospectus.

A redemption is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. You should consult your tax adviser concerning the potential tax consequences of investing in Class P Shares. None of the Trust, the
Investment Adviser, Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, L.P. or an Authorized Institution
will be responsible for any loss in an investor’s account or tax liability resulting from a redemption or exchange of Class P
Shares. For more information about exchanges, please see “How to Sell Shares—Can I Exchange My Investment From One
Goldman Sachs Fund To Another Goldman Sachs Fund.”

How To Buy Shares
Shares Offering
Shares of the Funds are continuously offered through Goldman Sachs, acting in its capacity as the Funds’ distributor (the “Distributor”). The Funds and the Distributor will have the sole right to accept orders to purchase shares and reserve the right to reject any purchase order in whole or in part.
How Can I Purchase Shares Of The Funds?
If you are a GS Client, you may purchase shares of the Funds through Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, L.P., or an Authorized Institution. Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, L.P., and Authorized Institutions have been authorized by the Trust to accept purchase, redemption or exchange orders on behalf of the Funds for GS Clients. In order to make an initial investment in a Fund you must furnish to Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, L.P. or your Authorized Institution the information in the account application.
To open an account, contact Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, L.P. or your Authorized Institution. Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, L.P., and Authorized Institutions will normally give order instructions on behalf of GS Clients to Goldman Sachs, acting in its capacity as the Funds’ transfer agent (the “Transfer Agent”). Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, L.P., or your Authorized Institution, as applicable, is responsible for transmitting accepted orders and payments to the Transfer Agent within the time period agreed upon by them and will set times by which orders and payments must be received by them from GS Clients. The Trust, Transfer Agent, Investment Adviser and their affiliates will not be responsible for any loss in connection with orders that are not transmitted to the Transfer Agent on a timely basis.
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Shareholder Guide
A Fund will be deemed to have received an order for purchase, redemption or exchange of Fund shares when the order is accepted in “proper form” by any of the Transfer Agent, Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, L.P. or an Authorized Institution, as applicable, on a business day, and the order will be priced at the Fund’s current NAV per share next determined after acceptance by any of the Transfer Agent, Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, L.P. or an Authorized Institution, as applicable. Proper form generally means that specific trade details and customer identifying information must be received by the Transfer Agent at the time an order is submitted. Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, L.P. and Authorized Institutions may have different requirements regarding what constitutes proper form for trade instructions. Please contact Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, L.P. or your Authorized Institution for more information.
What Is My Minimum Investment In The Funds?
No minimum amount is required for initial purchases or additional investments in Class P Shares.
What Should I Know When I Purchase Shares?
All recordkeeping, transaction processing and payments of distributions relating to your account will be performed by Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, L.P., or your Authorized Institution, as applicable, and not by a Fund and its Transfer Agent. Since the Funds will have no record of your transactions, you should contact Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, L.P., or your Authorized Institution, as applicable, to purchase, redeem or exchange shares, to make changes in or give instructions concerning your account or to obtain information about your account. If you transfer your shares, the Trust reserves the right to redeem your shares. The Trust, the Investment Adviser, Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, L.P. and an Authorized Institution will not be responsible for any loss in an investor’s account or tax liability resulting from a redemption.
Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, L.P., and Authorized Institutions that invest in shares on behalf of GS Clients may charge fees directly to the GS Clients’ accounts in connection with their investments. You should contact Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, L.P., or your Authorized Institution for information regarding such charges, as these fees, if any, may affect the return that GS Clients realize with respect to their investments.
The Investment Adviser, Distributor and/or their affiliates may make payments or provide services to Authorized Institutions and other persons to promote the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. These payments are made out of the Investment Adviser’s, Distributor’s and/or their affiliates’ own assets, and are not an additional charge to the Funds. Such payments are intended to compensate Authorized Institutions and other persons for, among other things: marketing shares of the Funds and other Goldman Sachs Funds, which may consist of payments relating to the Funds’ inclusion on preferred or recommended fund lists or in certain sales programs sponsored by the recipients; access to Authorized Institutions’ registered representatives, advisors or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; the provision of analytical or other data to the Investment Adviser or its affiliates relating to sales of shares of the Funds and other Goldman Sachs Funds; and/or other specified services intended to assist in the distribution and marketing of the Funds and other Goldman Sachs Funds, including provision of consultative services to the Investment Adviser or its affiliates relating to marketing and/or sale of shares of the Funds and other Goldman Sachs Funds. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The payments by the Investment Adviser, Distributor and/or their affiliates, which are in addition to the fees paid for these services by the Funds, may also compensate Authorized Institutions and other persons for subaccounting, sub-transfer agency, administrative, shareholder processing and/or recordkeeping services. These additional payments may exceed amounts earned on these assets by the Investment Adviser, Distributor and/or their affiliates for the performance of these or similar services. The amount of these additional payments is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through the recipients. In addition, certain Authorized Institutions may have access to certain services from the Investment Adviser, Distributor and/or their affiliates, including research reports, economic analysis, and portfolio analysis tools. In certain cases, Authorized Institutions may not pay for these services. Please refer to the “Payments to Others (Including Intermediaries)” section of the SAI for more information about these and similar payments and services.
The payments made by the Investment Adviser, Distributor and/or their affiliates and the services provided by each of Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, L.P., or an Authorized Institution or other person may differ. The presence of these payments, receipt of these services and the basis on which Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, L.P., or an Authorized Institution compensates its registered representatives, advisors, salespersons or other person may create an incentive for a particular registered representative, advisor or salesperson to highlight, feature or recommend Funds based, at least in part, on the level of compensation paid. You should contact Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, L.P., or your Authorized Institution, or any other person that provides services to you, for more information about the payments it receives and any potential conflicts of interest.
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What Else Should I Know About Share Purchases?
The Trust reserves the right to:
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Require Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, L.P., or an Authorized Institution to refuse to open an account if you fail to (i) provide a taxpayer identification number, a Social Security Number or other government-issued identification (e.g., for an individual, a driver’s license or passport) or (ii) certify that such number or other information is correct (if required to do so under applicable law).
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Reject or restrict any purchase or exchange order by a particular purchaser (or group of related purchasers) for any reason in its discretion. Without limiting the foregoing, the Trust may reject or restrict purchase and exchange orders by a particular purchaser (or group of related purchasers) when a pattern of frequent purchases, sales or exchanges of shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent redemption might be, of a size that would disrupt the management of a Fund.
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Close a Fund to new investors from time to time and reopen any such Fund whenever it is deemed appropriate by the Investment Adviser.
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Provide for, modify or waive the minimum investment requirements.
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Modify the manner in which shares are offered.
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Modify the sales charge rate applicable to future purchases of shares.
Shares of the Funds are only registered for sale in the United States and certain of its territories. Generally, shares of the Funds will only be offered or sold to “U.S. persons” and all offerings or other solicitation activities will be conducted within the United States, in accordance with the rules and regulations of the Securities Act of 1933, as amended (“Securities Act”).
A Fund may allow you to purchase shares through Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, L.P. or an Authorized Institution with securities instead of cash if consistent with the Fund’s investment policies and operations and approved by the Investment Adviser.
Notwithstanding the foregoing, the Trust, Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, L.P. and any Authorized Institution reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust, Goldman Sachs, the Trust Companies and Goldman Sachs Wealth Services, L.P. will not be liable for any loss resulting from rejected purchase or exchange orders.
Please be advised that abandoned or unclaimed property laws for certain states (to which your account may be subject) require financial organizations to transfer (escheat) unclaimed property (including shares of a Fund) to the appropriate state if no activity occurs in an account for a period of time specified by state law. For IRA accounts escheated to a state under these abandoned property laws, the escheatment will generally be treated as a taxable distribution to you; federal and any applicable state income tax will be withheld. This may apply to your Roth IRA as well.
Customer Identification Program. Federal law requires the Funds to obtain, verify and record identifying information for certain investors, which will be reviewed solely for customer identification purposes, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other information, for each investor who opens an account directly with the Funds. Applications without the required information may not be accepted by the Funds. Throughout the life of your account, the Funds may request updated identifying information in accordance with their Customer Identification Program. After accepting an application, to the extent permitted by applicable law or their Customer Identification Program, the Funds reserve the right to: (i) place limits on transactions in any account until the identity of the investor is verified; (ii) refuse an investment in the Funds; or (iii) involuntarily redeem an investor’s shares and close an account in the event that the Funds are unable to verify an investor’s identity or are unable to obtain all required information. The Funds and their agents will not be responsible for any loss or tax liability in an investor’s account resulting from the investor’s delay in providing all required information or from closing an account and redeeming an investor’s shares pursuant to their Customer Identification Program.
How Are Shares Priced?
The price you pay when you buy shares is a Fund’s next-determined NAV per share after any of the Transfer Agent, Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, L.P. or an Authorized Institution, as applicable, has received and accepted your order in proper form. The price you receive when you sell shares is a Fund’s next-determined NAV per share after any of the Transfer Agent, Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, L.P. or an Authorized Institution, as applicable, has received and accepted your order in proper form. Each class generally calculates its NAV as follows:
NAV =	(Value of Assets of the Class) – (Liabilities of the Class)
Number of Outstanding Shares of the Class
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Shareholder Guide
A Fund’s investments for which market quotations are readily available are valued at market value on the basis of quotations provided by pricing sources. If accurate quotations are not readily available, if the Funds’ fund accounting agent is unable for other reasons to facilitate pricing of individual securities or calculate the Fund’s NAV, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined in good faith under valuation procedures approved by the Board of Trustees. Thus, such pricing may be based on subjective judgments and it is possible that the prices resulting from such valuation procedures may differ materially from the value realized on a sale. Cases where there is no clear indication of the value of a Fund’s investments include, among others, situations where a security or other asset or liability does not have a price source or a price is unavailable.
Equity securities listed on an exchange are generally valued at the last available sale price on the exchange on which they are principally traded. To the extent a Fund invests in foreign equity securities, “fair value” prices will be provided by an independent third-party pricing (fair value) service in accordance with the fair value procedures approved by the Board of Trustees. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV.
Fixed income securities are generally valued on the basis of prices (including evaluated prices) and quotations provided by pricing services or securities dealers. Pricing services may use matrix pricing or valuation models, which utilize certain inputs and assumptions, including, but not limited to, yield or price with respect to comparable fixed income securities, to determine current value. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but the Funds may hold or transact in such securities in smaller odd lot sizes. Odd lots may trade at lower prices than institutional round lots.
Investments in other open-end registered investment companies (if any), excluding investments in ETFs, are valued based on the NAV of those open-end registered investment companies (which may use fair value pricing as discussed in their prospectuses). Investments in ETFs will generally be valued at the last sale price or official closing price on the exchange on which they are principally traded.
In addition, the Investment Adviser, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or unscheduled market closings; equipment failures; natural or man made disasters or acts of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; ratings downgrades; bankruptcies; and trading limits or suspensions.
One effect of using an independent third-party pricing (fair value) service and fair valuation may be to reduce stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, it involves the risk that the values used by a Fund to price its investments may be different from those used by other investment companies and investors to price the same investments.
Please note the following with respect to the price at which your transactions are processed:
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NAV per share of each share class is generally calculated by the Funds’ fund accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) or such other times as the New York Stock Exchange or NASDAQ market may officially close. Fund shares will generally not be priced on any day the New York Stock Exchange is closed.
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The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted.
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The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.
Consistent with industry practice, investment transactions not settling on the same day are recorded and factored into a Fund’s NAV on the business day following trade date (T+1). The use of T+1 accounting generally does not, but may, result in a NAV that differs materially from the NAV that would result if all transactions were reflected on their trade dates.
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Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than its regularly scheduled closing time. In the event the New York Stock Exchange does not open for business, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during this situation, please call the appropriate phone number located on the back cover of the Prospectus.
Foreign securities may trade in their local markets on days a Fund is closed. As a result, if a Fund holds foreign securities, its NAV may be impacted on days when investors may not purchase or redeem Fund shares.
Each Fund relies on various sources to calculate its NAV. The ability of the Funds’ fund accounting agent to calculate the NAV per share of each share class of the Funds is subject to operational risks associated with processing or human errors, systems or technology failures, cyber attacks and errors caused by third party service providers, data sources, or trading counterparties. Such failures may result in delays in the calculation of a Fund’s NAV and/or the inability to calculate NAV over extended time periods. The Funds may be unable to recover any losses associated with such failures. In addition, if the third party service providers and/or data sources upon which a Fund directly or indirectly relies to calculate its NAV or price individual securities are unavailable or otherwise unable to calculate the NAV correctly, it may be necessary for alternative procedures to be utilized to price the securities at the time of determining the Fund’s NAV.
How To Sell Shares
How Can I Sell Shares Of The Funds?
Generally, shares may be sold (redeemed) only through Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, L.P., or an Authorized Institution. Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, L.P. and Authorized Institutions will normally give redemption instructions on behalf of GS Clients to the Transfer Agent. On any business day a Fund is open, the Fund will generally redeem its shares upon request at their next-determined NAV per share after any of the Transfer Agent, Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, L.P. or an Authorized Institution, as applicable, has received and accepted a redemption order in proper form, as described under “How To Buy Shares—How Can I Purchase Shares Of The Funds?” above. Redemptions may be requested by electronic trading platform, in writing or by telephone (unless Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, L.P., or an Authorized Institution opts out of the telephone redemption privilege on the account application). You should contact Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, L.P. or your Authorized Institution, to discuss redemptions and redemption proceeds. A Fund may transfer redemption proceeds to an account with Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, L.P., or your Authorized Institution. In the alternative, Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, L.P., or your Authorized Institution may request that redemption proceeds be sent to you by check or wire (if the wire instructions are designated in the current records of the Transfer Agent).
When Do I Need A Medallion Signature Guarantee To Redeem Shares?
Generally, a redemption request must be in writing and signed by an authorized person with a Medallion signature guarantee if:
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You would like the redemption proceeds sent to an address that is not your address of record; or
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You would like the redemption proceeds sent to a domestic bank account that is not designated in the current records of the Transfer Agent.
A Medallion signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a Medallion signature guarantee. The written request may be confirmed by telephone with both the requesting party and the designated Authorized Institution to verify instructions. Additional documentation may be required.
What Do I Need To Know About Telephone Redemption Requests?
The Trust and Goldman Sachs will not be liable for any loss or tax liability you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. The Trust may accept telephone redemption instructions from any person identifying himself or herself as the owner of an account or the owner’s registered representative where the owner has not declined in writing to use this service. Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, L.P., or your Authorized Institution may submit redemption requests by telephone on your behalf. Thus, you risk possible losses if a telephone redemption is not authorized by you.
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Shareholder Guide
In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, the Transfer Agent and SS&C Global Investor & Distribution Solutions, Inc. (“SS&C”) each employ reasonable procedures specified by the Trust to confirm that such instructions are genuine. The following general policies are currently in effect:
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Telephone requests are recorded.
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Proceeds of telephone redemption requests will be sent to your address of record or authorized account designated in the current records of the Transfer Agent (unless you provide written instructions and a Medallion signature guarantee indicating another address or account).
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For the 30-day period following a change of address, telephone redemptions will only be filled by a wire transfer to the authorized account designated in the current records of the Transfer Agent (see immediately preceding bullet point). In order to receive the redemption by check during this time period, the redemption request must be in the form of a written, Medallion signature guaranteed letter.
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The telephone redemption option does not apply to shares held in an account maintained and serviced by your Authorized Institution. If your shares are held in an account with an Authorized Institution, you should contact your registered representative of record, who may make telephone redemptions on your behalf.
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The telephone redemption option may be modified or terminated at any time without prior notice.
Note: It may be difficult to make telephone redemptions in times of unusual economic or market conditions.
How Are Redemption Proceeds Paid?
By Wire:  You may arrange for your redemption proceeds to be paid as federal funds to an account with Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, L.P., or your Authorized Institution or to a domestic bank account designated in the current records of the Transfer Agent. In addition, redemption proceeds may be transmitted through an electronic trading platform to an account with Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, L.P., or your Authorized Institution. The following general policies govern wiring redemption proceeds:
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Redemption proceeds will normally be paid in federal funds, between one and two business days (or such other times in accordance with the requirements of Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, L.P., or your Authorized Institution) following receipt of a properly executed wire transfer redemption request. In certain circumstances, however (such as unusual market conditions or in cases of very large redemptions or excessive trading), it may take up to seven days to pay redemption proceeds.
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Redemption requests may only be postponed or suspended for longer than seven days as permitted under Section 22(e) of the Investment Company Act of 1940 (the “Investment Company Act”) if (i) the New York Stock Exchange is closed for trading or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of a Fund’s net assets not reasonably practicable; or (iii) the SEC, by order or regulation, permits the suspension of the right of redemption.
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If you are selling shares you recently paid for by check, the Funds will pay you when your check has cleared, which may take up to 15 days.
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If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed until the Federal Reserve Bank reopens.
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To change the bank wiring instructions designated in the current records of the Transfer Agent, you must send written instructions signed by an authorized person designated in the current records of the Transfer Agent. A Medallion signature guarantee may be required if you are requesting a redemption in conjunction with the change.
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None of the Trust, the Investment Adviser or the Transfer Agent assumes any responsibility for the performance of your bank, Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, L.P., or Authorized Institution in the transfer process. If a problem with such performance arises, you should deal directly with your bank, Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, L.P., or Authorized Institution.
By Check:  You may elect to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within two business days (or such other times in accordance with the requirements of your Authorized Institution) following receipt of a properly executed redemption request, except in certain circumstances (such as those set forth above with respect to wire transfer redemption requests). If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.
What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:
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Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
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Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, L.P. and Authorized Institutions are responsible for the timely transmittal of redemption requests by GS Clients to the Transfer Agent. In order to facilitate the timely transmittal of
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redemption requests, Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, L.P. and Authorized Institutions may set times by which they must receive redemption requests. Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, L.P. or Authorized Institutions may also require additional documentation from you.
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As disclosed above, if you are a GS Client and propose to transfer your shares to another institution for any reason, you may be required to either redeem your shares of a Fund or if available, you may be able to choose to exchange your shares of a Fund for a different share class offered by the Fund, which may be offered in another Prospectus.
The Trust reserves the right to:
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Redeem your shares in the event any of Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, L.P. or your Authorized Institution is no longer authorized to offer Class P Shares.
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Redeem your shares in the case of actual or suspected threatening conduct or actual or suspected fraudulent, suspicious or illegal activity by you or any other individual associated with your account.
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Subject to applicable law, redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
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Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities. In addition, if you receive redemption proceeds in-kind, you will be subject to market gains or losses upon the disposition of those securities.
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Reinvest any amounts (e.g., dividends, distributions or redemption proceeds) which you have elected to receive by check should your check remain uncashed for more than 180 days. No interest will accrue on amounts represented by uncashed checks. Your check will be reinvested in your account at the NAV on the day of the reinvestment. When reinvested, those amounts are subject to the risk of loss like any Fund investment. If you elect to receive distributions in cash and a check remains uncashed for more than 180 days, your cash election may be changed automatically to reinvest and your future dividend and capital gains distributions will be reinvested in the Fund at the NAV as of the date of payment of the distribution. This provision may not apply to certain retirement or qualified accounts, accounts with a non-U.S. address or closed accounts. Your participation in a systematic withdrawal program may be terminated if a check remains uncashed.
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Charge an additional fee in the event a redemption is made via wire transfer.
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Terminate your account if you are no longer a GS Client, or otherwise no longer eligible to invest in Class P Shares of the Funds.
Each Fund typically expects to meet redemption requests by using holdings of cash or cash equivalents and/or proceeds from the sale of portfolio holdings. In addition, under stressed market conditions, as well as for other temporary or emergency purposes, the Funds may distribute redemption proceeds in-kind (instead of cash), access a line of credit or overdraft facility, or borrow through other sources to meet redemption requests.
None of the Trust, the Investment Adviser, Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, L.P. or an Authorized Institution will be responsible for any loss in an investor’s account or tax liability resulting from an involuntary redemption.
Can I Exchange My Investment From One Goldman Sachs Fund To Another Goldman Sachs Fund?
You may exchange your shares at NAV at the time of exchange for Class P Shares of another Goldman Sachs Fund. Redemption (including by exchange) of certain Goldman Sachs Funds, which may be offered in another prospectus, may, however, be subject to a redemption fee for shares that are held for either 30 or 60 days or less, subject to certain exceptions as described in those Goldman Sachs Funds’ prospectuses. The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice. You should contact Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, L.P. or your Authorized Institution to arrange for the exchange of your shares for Class P Shares of another Goldman Sachs Fund. If you propose to transfer your Class P Shares to another institution for any reason, you may be required to either redeem your shares of a Fund or if available, you may be able to choose to exchange your shares of a Fund for a different share class offered by the Fund or another Goldman Sachs Fund, which may be offered in another Prospectus. For more information, please see “How to Sell Shares—What Else Do I Need to Know About Redemptions?” The shares you receive in any exchange are subject to different (and possibly higher) fees and expenses (which affect performance).
You should keep in mind the following factors when making or considering an exchange:
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You should obtain and carefully read the prospectus of the Goldman Sachs Fund you are acquiring before making an exchange. You should be aware that not all Goldman Sachs Funds may offer all share classes.
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Currently, the Funds do not impose any charge for exchanges, although the Funds may impose a charge in the future.
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All exchanges which represent an initial investment in a Goldman Sachs Fund must satisfy the minimum initial investment requirement of that Fund. This requirement may be waived at the discretion of the Trust. Exchanges into a Goldman Sachs Fund need not meet the traditional minimum investment requirement for that Fund if the entire balance of the original Fund account is exchanged.
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Exchanges are available only in states where exchanges may be legally made.
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Shareholder Guide
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It may be difficult to make telephone exchanges in times of unusual economic or market conditions.
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The Transfer Agent and SS&C may use reasonable procedures described above in “How To Sell Shares—What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
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Normally, a telephone exchange will be made only to an identically registered account.
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Exchanges into Goldman Sachs Funds or certain share classes of Goldman Sachs Funds that are closed to new investors may be restricted.
For federal income tax purposes, an exchange from one Goldman Sachs Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.
Shareholder Services
Can My Distributions From The Fund Be Invested In Other Goldman Sachs Funds?
You may elect to cross-reinvest distributions paid by a Goldman Sachs Fund in shares of the same class of other Goldman Sachs Funds.
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Shares will be purchased at NAV.
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You may elect cross-reinvestment into an identically registered account or a similarly registered account provided that at least one name on the account is registered identically.
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You cannot make cross-reinvestments into a Goldman Sachs Fund unless that Fund’s minimum initial investment requirement is met.
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You should obtain and read the prospectus of the Goldman Sachs Fund into which distributions are invested.
What Types Of Reports Will I Be Sent Regarding My Investment?
Each of Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, L.P. or an Authorized Institution is responsible for providing any communication from the Fund to shareholders, including but not limited to, prospectuses, prospectus supplements, proxy materials and notices regarding the source of dividend payments under Section 19 of the Investment Company Act. They may charge additional fees not described in the Prospectus to GS Clients for such services.
Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, L.P. or an Authorized Institution will provide you with a printed confirmation of each transaction in your account and a monthly account statement.
You will also receive an annual shareholder report and a semi-annual shareholder report. If you have consented to the delivery of a single copy of shareholder reports, prospectuses and other information to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, L.P. or your Authorized Institution. The Fund will begin sending individual copies to you within 30 days after receipt of your revocation.
Restrictions on Excessive Trading Practices
Policies and Procedures on Excessive Trading Practices. In accordance with the policy adopted by the Board of Trustees, the Trust discourages frequent purchases and redemptions of Fund shares and does not permit market timing or other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only that are consistent with the investment policies and practices of the respective Funds. Excessive, short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by longer-term shareholders. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust and its shareholders (or Goldman Sachs), the Trust (or Goldman Sachs) will exercise this right if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to a Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to those of Goldman Sachs or any affiliated person or associated person of Goldman Sachs.
As a deterrent to excessive trading, many foreign equity securities held by the Goldman Sachs Funds are priced by an independent pricing service using fair valuation. For more information on fair valuation, please see “How To Buy Shares—How Are Shares Priced?”
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Pursuant to the policy adopted by the Board of Trustees of the Trust, Goldman Sachs has developed criteria that it uses to identify trading activity that may be excessive. Excessive trading activity in a Fund is measured by the number of “round trip” transactions in a shareholder’s account. A “round trip” includes a purchase or exchange into the Fund followed or preceded by a redemption or exchange out of the same Fund. If a Fund detects that a shareholder has completed two or more round trip transactions in a single Fund within a rolling 90-day period, the Fund may reject or restrict subsequent purchase or exchange orders by that shareholder permanently.
In addition, a Fund may, in its sole discretion, permanently reject or restrict purchase or exchange orders by a shareholder if the Fund detects other trading activity that is deemed to be disruptive to the management of the Fund or otherwise harmful to the Fund. For purposes of these transaction surveillance procedures, a Fund may consider trading activity in multiple accounts under common ownership, control, or influence. A shareholder that has been restricted from participation in a Fund pursuant to this policy will be allowed to apply for re-entry after one year. A shareholder applying for re-entry must provide assurances acceptable to a Fund that the shareholder will not engage in excessive trading activities in the future.
Goldman Sachs may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Goldman Sachs will apply the criteria in a manner that, in Goldman Sachs’ judgment, will be uniform.
Fund shares may be held through omnibus arrangements maintained by Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, L.P. or Authorized Institutions. Omnibus accounts include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors are netted against one another. The identity of individual investors whose purchase and redemption orders are aggregated are ordinarily not tracked by the Funds on a regular basis. Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, L.P. or an Authorized Institution may not have the capability or may not be willing to apply the Funds’ market timing policies. While Goldman Sachs, the Trust Companies and Goldman Sachs Wealth Services, L.P. may monitor share turnover at the omnibus account level, a Fund’s ability to monitor and detect market timing by shareholders in these omnibus accounts may be limited in certain circumstances, and certain Authorized Institutions may charge the Fund a fee for providing certain shareholder financial information requested as part of the Fund’s surveillance process. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Funds, Goldman Sachs, the Trust Companies and Goldman Sachs Wealth Services, L.P. will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance. If necessary, the Trust may prohibit additional purchases of Fund shares by an Authorized Institution or by certain clients of the Authorized Institution. Authorized Institutions may also monitor trading activities by their clients in the Funds. The criteria used by Authorized Institutions to monitor for excessive trading may differ from the criteria used by the Funds. If an Authorized Institution fails to cooperate in the implementation or enforcement of the Trust’s excessive trading policies, the Trust may take certain actions including terminating the relationship.
42

Taxation
MLP Energy Infrastructure Fund
Certain U.S. Federal Income Tax Matters. The following is a general summary of certain U.S. federal income tax considerations affecting the Fund and investors in the Fund. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to you in light of your particular circumstances or to investors who are subject to special rules, such as banks, thrift institutions and certain other financial institutions, real estate investment trusts, regulated investment companies, insurance companies, brokers and dealers in securities or currencies, certain securities traders, S corporations, individual retirement accounts, certain tax-deferred accounts or foreign investors.
Unless otherwise noted, this discussion assumes that you are a U.S. Shareholder and that you hold Fund shares as capital assets. For purposes of this summary, a “U.S. Shareholder” means a beneficial owner of the Fund’s shares that, for U.S. federal income tax purposes, is (i) an individual who is a citizen or resident of the U.S., (ii) a corporation or other entity taxable as a corporation created in or organized under the laws of the U.S. or any state of the U.S., (iii) an estate the income of which is subject to U.S. federal income tax regardless of its source, or (iv) a trust if (A) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of such trust or (B) the trust has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person. If a partnership holds shares, the U.S. federal income tax treatment of a partner in such partnership generally will depend upon the status of the partner and the activities of the partnership. Partners of partnerships that hold shares should consult their tax advisors.
The following discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations, judicial authorities, published positions of the Internal Revenue Service (“IRS”) and other applicable authorities, all as in effect on the date of the Prospectus and all of which are subject to change or differing interpretations (possibly with retroactive effect). No ruling has been or will be sought from the IRS regarding any matter discussed in the Prospectus. Counsel to the Fund has not rendered any legal opinion regarding any tax consequences relating to the Fund or your investment in the Fund. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax information set out below.
Tax matters are complicated, and the tax consequences of an investment in and holding of the Fund’s shares will depend on the particular facts of each investor’s situation. You are advised to consult your own tax advisors with respect to the application to your own circumstances of the general federal income tax rules described below and with respect to other federal, state, local or foreign tax consequences to you before making an investment in the Fund’s shares.
Federal Income Taxation of the Fund.  Although the Code generally provides that a regulated investment company does not pay an entity-level income tax, provided that it distributes all or substantially all of its income, the Fund does not meet current tests for qualification as a regulated investment company under Subchapter M of the Code because of the fact that most or substantially all of the Fund’s investments will consist of investments in certain MLPs intended to be treated as partnerships for federal income tax purposes. The regulated investment company tax rules therefore do not apply to the Fund or to its shareholders. As a result, the Fund is treated as a corporation for federal and state income tax purposes, and will pay federal and state income tax on its taxable income.
The Fund invests primarily in MLPs, which generally are intended to be treated as partnerships for federal income tax purposes. As a partner in the MLPs, the Fund must report its allocable share of the MLPs’ taxable income or loss in computing the Fund’s taxable income or loss, regardless of the extent (if any) to which the MLPs make distributions. In addition, sales of MLP investments will result in allocations to the Fund of taxable ordinary income or loss and capital gain or loss, each in amounts that will not be reported to the Fund until the following year, in magnitudes often not readily estimable before such reporting is made. Based upon a review of the historic results of the type of MLPs in which the Fund intends to invest, the Fund expects that the cash flow received by the Fund with respect to its MLP investments will generally exceed the taxable income allocated to the Fund (and this excess generally will not be currently taxable to the Fund but, rather, will result in a reduction of the Fund’s adjusted tax basis in each MLP as described in the following paragraph). This is the result of a variety of factors, including significant non-cash deductions, such as accelerated depreciation. Past performance is not necessarily an indication of future results and there is no assurance that the Fund’s expectation regarding the tax character of MLP distributions will be realized. If this expectation is not realized and cash distributions are less than the taxable income allocated to the Fund, there may be greater tax expense borne by the Fund and less cash available to distribute to shareholders or to pay to expenses.
The Fund will be subject to U.S. federal income tax at the regular corporate income tax rates on the Fund’s share of any taxable income from the investment in MLPs and on gain recognized by the Fund on any sale of equity securities of an MLP. As explained above, cash distributions from an MLP to the Fund that exceed the Fund’s allocable share of such MLP’s net taxable income will reduce the Fund’s adjusted tax basis in the equity securities of the MLP. These reductions in the Fund’s adjusted tax basis in the MLP equity securities will increase the amount of gain (or decrease the amount of loss) recognized by the Fund on a subsequent sale of the securities of an MLP.
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Federal Income Taxation of Holders of the Fund’s Shares—U.S. Shareholders.
Receipt of Distributions. The Fund will make distributions that will be treated for U.S. federal income tax purposes as (i) first, taxable dividends to the extent of your allocable share of the Fund’s earnings and profits, (ii) second, non-taxable returns of capital to the extent of your tax basis in your shares of the Fund (for the portion of those distributions that exceed the Fund’s earnings and profits) and (iii) third, taxable gains (for the balance of those distributions). Dividend income will be treated as “qualified dividends” for federal income tax purposes, subject to favorable capital gain tax rates, provided that certain requirements are met. Unlike a regulated investment company, the Fund will not be able to pass-through the character of its recognized net capital gain by paying “capital gain dividends.” Although the Fund expects that a significant portion of its distributions will be treated as nontaxable return of capital, no assurance can be given in this regard. The portion of the distribution received by a U.S. shareholder from the Fund that constitutes a return of capital will decrease the U.S. shareholder’s tax basis in his or her Fund shares (but not below zero), which will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the U.S. shareholder for tax purposes on the later sale of such Fund shares.
Distributions made to you by the Fund (other than distributions in redemption of shares subject to Section 302(b) of the Code) will generally constitute taxable dividends to the extent of your allocable share of the Fund’s current or accumulated earnings and profits, as calculated for federal income tax purposes. Generally, a corporation’s earnings and profits are computed based upon taxable income, with certain specified adjustments. As explained above, based upon the historic performance of the types of MLPs in which the Fund intends to invest, the Fund anticipates that the distributed cash from the MLPs generally will exceed the Fund’s share of the MLPs’ taxable income. Consequently, the Fund anticipates that only a portion of the Fund’s distributions will be treated as dividend income to you. To the extent that distributions to you exceed your allocable share of the Fund’s current and accumulated earnings and profits, your basis in the Fund’s shares with respect to which the distribution is made will be reduced, which will increase the amount of gain (or decrease the amount of loss) realized upon a subsequent sale or redemption of such shares. To the extent you hold such shares as a capital asset and have no further basis in the shares to offset the distribution, you will report the excess as capital gain.
Because the Fund will invest a substantial portion of its assets in MLPs, special rules will apply to the calculation of the Fund’s earnings and profits. For example, the Fund’s earnings and profits will be calculated using the straight-line depreciation method rather than the accelerated depreciation method. This difference in treatment may, for example, result in the Fund’s earnings and profits being higher than the Fund’s taxable income in a particular year if the MLPs in which the Fund invests calculate their income using accelerated depreciation. Because of these differences, the Fund may make distributions in a particular year out of earnings and profits (treated as dividends) in excess of the amount of the Fund’s taxable income for such year.
Distributions to you from the Fund treated as dividends under the foregoing rules generally will be taxable as ordinary income to you but are generally expected to be treated as “qualified dividend income” to eligible taxpayers. Qualified dividend income received by individuals and other noncorporate shareholders is taxed at long-term capital gain rates, which currently reach a maximum of 15%, or, for certain high income individuals, 20%. For a dividend to constitute qualified dividend income, the shareholder generally must hold the shares paying the dividend for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date, although a longer period may apply if the shareholder engages in certain risk reduction transactions with respect to the common stock.
In addition to constituting qualified dividend income to noncorporate investors, such dividends are expected to be eligible for the dividends received deduction available to corporate shareholders of the Fund under Section 243 of the Code. However, corporate shareholders of the Fund should be aware that certain limitations apply to the availability of the dividends received deduction, including rules which limit the deduction in cases where (i) certain holding period requirements are not met, (ii) a corporate shareholder of the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property, or (iii) the corporate shareholder’s investment in shares of the Fund is financed with indebtedness. Corporate shareholders of the Fund should consult their own tax advisors regarding the application of these limitations to their particular situations.
If you participate in the Fund’s automatic dividend reinvestment plan, upon the Fund’s payment of a dividend to you, you will be treated for federal income tax purposes as receiving a taxable distribution from the Fund in an amount equal to the fair market value of the shares issued to you under the plan. The portion of such a distribution that is treated as dividend income will be determined under the rules described above.
Individuals and certain other noncorporate entities are generally eligible for a 20% deduction with respect to certain taxable income from MLPs as well as taxable ordinary dividends from REITs through 2025. The Fund will not be eligible for the 20% deduction and will not pass through the 20% deduction to Fund shareholders. As a result, in comparison, investors investing directly in MLPs or REITs generally would be eligible for the 20% deduction for such taxable income from these investments while investors investing in MLPs or REITs held indirectly if any through the Fund would not be eligible for the 20% deduction for their share of such taxable income.
44

Taxation
Redemptions and Sales of Shares.  A redemption of common shares will be treated as a sale or exchange of such shares, provided the redemption either: (i) is not essentially equivalent to a dividend; (ii) is a substantially disproportionate redemption; (iii) is a complete redemption of a shareholder’s entire interest in the Fund; or (iv) is in partial liquidation of the Fund. Redemptions that do not qualify for sale or exchange treatment will be treated as described in “Receipt of Distributions” above.
Upon a redemption treated as a sale or exchange under the foregoing rules, or upon a sale of your shares to a third party, you generally will recognize capital gain or loss equal to the difference between the cost of your shares and the amount you receive when you sell them. Any such capital gain or loss will be a long-term capital gain or loss if you held the shares for more than one year at the time of disposition. Long-term capital gains of noncorporate shareholders of the Fund (including individuals) are currently subject to U.S. federal income taxation at a maximum rate of 15%, or, for certain high income individuals, 20%. The deductibility of capital losses for both corporate and noncorporate shareholders of the Fund is subject to limitations under the Code.
A federal excise tax on stock repurchases is expected to apply to the Fund with respect to share redemptions occurring on or after January 1, 2023 in accordance with the provisions of the Inflation Reduction Act of 2022. The excise tax is one-percent (1%) of the fair market value of Fund share redemptions less the fair market value of Fund share issuances (in excess of $1 million of fair market value) annually on a taxable year basis.
Investment by Tax-Exempt Investors and Regulated Investment Companies.  Employee benefit plans and most other organizations exempt from federal income tax, including individual retirement accounts and other retirement plans, are subject to federal income tax on their unrelated business taxable income, or UBTI. Because the Fund is a corporation for federal income tax purposes, an owner of the Fund’s shares will not report on its federal income tax return any items of income, gain, loss and deduction that are allocated to the Fund from the MLPs in which the Fund invests. Moreover, dividend income from, and gain from the sale of, corporate stock generally does not constitute UBTI unless the corporate stock is debt-financed. Therefore, a tax-exempt investor will not have UBTI attributable to its ownership, sale, or the redemption of the Fund’s shares unless its ownership is debt-financed. In general, shares are considered to be debt-financed if the tax-exempt owner of the shares incurred debt to acquire the shares or otherwise incurred a debt that would not have been incurred if the shares had not been acquired. Similarly, the income and gain realized from an investment in the Fund’s shares by an investor that is a regulated investment company will constitute qualifying income for the regulated investment company.
Foreign, State and Local Taxes.  It is possible that the Fund may be liable for foreign, state and local taxes payable in the country, state or locality in which it is a resident or doing business or in a country, state or locality in which an MLP in which the Fund invests conducts or is deemed to conduct business.
Medicare Tax.  An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
Cost Basis Reporting.  The Fund is required to report to you and the IRS annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also their cost basis. Cost basis will generally be calculated using the Fund’s default method of first-in, first-out, unless you instruct the Fund to use a different methodology. If you would like to use the first-in, first-out method of calculation, no action is required. To elect an alternative method, you should contact Goldman Sachs Funds at the address or phone number on the back cover of the Prospectus. If your account is held with an Intermediary, contact your representative with respect to reporting of cost basis and available elections for your account.
Because your tax situation is unique, you should consult your tax professional about federal, state and local tax consequences.
Federal Income Taxation of Holders of the Fund’s Shares—Non-U.S. Shareholders.
For purposes of this summary, the term “Non-U.S. Shareholder” means a beneficial owner of the Fund’s shares that is not a U.S. Shareholder.
Distributions to Non-U.S. Shareholders that are treated as dividends generally will be subject to U.S. federal withholding tax at the rate of 30% unless the tax is reduced or eliminated pursuant to a tax treaty or the distributions are effectively connected with a U.S. trade or business of the shareholder.
Any capital gain realized by a Non-U.S. Shareholder upon a sale or redemption of shares of the Fund will generally not be subject to U.S. federal income or withholding tax unless (i) the gain is effectively connected with the shareholder’s trade or business in the U.S., or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the U.S. for 183 days or more during the taxable year and certain other conditions are met or (ii) the Fund is or has been a U.S. real property holding corporation, as defined below, at any time within the five-year period preceding the date of disposition of the Fund’s shares or, if shorter, within the period during which the Non-U.S. Shareholder has held the common shares. Generally, a corporation is a U.S. real property holding
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corporation if the fair market value of its U.S. real property interests, as defined in the Code and applicable regulations, equals or exceeds 50% of the aggregate fair market value of its worldwide real property interests and its other assets used or held for use in a trade or business. The Fund may be, or may prior to a Non-U.S. Shareholder’s disposition of shares become, a U.S. real property holding corporation.
Any Non-U.S. Shareholder who is described in one of the foregoing cases is urged to consult his, her or its own tax advisor regarding the U.S. federal income tax consequences of the redemption, sale, exchange or other disposition of shares of the Fund.
Non-U.S. shareholders of the Fund may also be subject to U.S. estate tax with respect to their shares of the Fund.
The Fund is required to withhold U.S. tax (at a 30% rate) on payments of dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the Fund to determine whether withholding is required.
Each Non-U.S. Shareholder should consult his, her or its tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of the Fund’s shares and receipt of distributions from the Fund.
Backup Withholding
Federal regulations generally require the Fund to withhold and remit to the U.S. Treasury a “backup withholding” tax with respect to dividends and the proceeds of any redemption paid to you if you fail to furnish the Fund or the Fund’s paying agent with a properly completed and executed IRS Form W-9, W-8BEN, W-8BEN-E or other applicable form. Furthermore, the Service may notify the Fund to institute backup withholding if the Service determines that your TIN is incorrect or if you have failed to properly report taxable dividends or interest on a federal tax return. A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account and may be claimed as a credit on the record owner’s federal income tax return. The backup withholding rate is currently 24%.
Energy Infrastructure Fund
As with any investment, you should consider how your investment in the Fund will be taxed. The tax information below is provided as general information. More tax information is available in the SAI. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund. Except as otherwise noted, the tax information provided assumes that you are a U.S. citizen or resident.
Unless your investment is through a Retirement Plan or other tax-advantaged account, you should carefully consider the possible tax consequences of Fund distributions and the sale of your Fund shares.
DISTRIBUTIONS
The Fund contemplates declaring as dividends each year all or substantially all of its taxable income. Distributions you receive from the Fund are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, the Fund's distributions attributable to net investment income and short-term capital gains are taxable to you as ordinary income, while any distributions of long-term capital gains are taxable to you as long-term capital gains, no matter how long you have owned your Fund shares.
Under current provisions of the Code, the maximum individual rate applicable to qualified dividend income and long-term capital gains is either 15% or 20%, depending on whether the individual's income exceeds certain threshold amounts. Fund distributions to noncorporate shareholders attributable to dividends received by the Fund from U.S. and certain qualified foreign corporations will generally be taxed at the long-term capital gain rate, as long as certain other requirements are met. For these lower rates to apply, the non-corporate shareholder must own their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date. The amount of the Fund’s distributions that would otherwise qualify for this favorable tax treatment will be reduced as a result of the Fund’s securities lending activity or high portfolio turnover  rate.
A percentage of the Fund’s dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. This percentage may, however, be reduced as a result of the Fund’s securities lending activities or by a high portfolio turnover rate. Character and tax status of all distributions will be available to shareholders after the close of each calendar year.
Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital, to the extent of your basis in your shares, and generally as capital gain thereafter. A return of capital, which for tax purposes is treated as a return of your investment, reduces your basis in shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of shares. A distribution will reduce the Fund's NAV per share and may be taxable to you as ordinary income or capital
46

Taxation
gain even though, from an economic standpoint, the distribution may constitute a return of capital. The Fund may invest up to 25% of its total assets in MLPs and all or a portion of the cash distributions received by the Fund from such MLPs may be characterized as return of capital. Thus, depending on the circumstances, a portion of the distributions made by the Fund may also be characterized as a return of capital when paid to shareholders.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
The Fund’s transactions in derivatives (such as futures contracts and swaps) will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to you. The Fund’s use of derivatives may result in the Fund realizing more short-term capital gains and ordinary income subject to tax at ordinary income tax rates than it would if it did not use derivatives.
Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December.
Individuals and certain other noncorporate entities are generally eligible for a 20% deduction with respect to ordinary dividends received from REITs (“qualified REIT dividends”) and certain taxable income from MLPs through 2025. Applicable Treasury regulations permit a regulated investment company to pass through to its shareholders qualified REIT dividends eligible for the 20% deduction. However, the regulations do not provide a mechanism for a regulated investment company to pass through to its shareholders income from MLPs that would be eligible for such deduction if received directly by the shareholders. As a result, in comparison, investors investing directly in MLPs would generally be eligible for the 20% deduction for such taxable income from these investments while investors investing in MLPs held indirectly if any through the fund would not be eligible for the 20% deduction for their share of such taxable income.
The Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Fund may deduct these taxes in computing its taxable income.
If you buy shares before a distribution, you will be subject to tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gain earned by the Fund before your investment (and thus were included in the price you paid for your Fund shares).
SALES AND EXCHANGES
Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this capital gain or loss will be long-term or short-term depending on whether your holding period for the shares exceeds one year, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that Fund within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition (such as pursuant to a dividend reinvestment in shares of the Fund). If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.
OTHER INFORMATION
When you open your account, you should provide your Social Security Number or tax identification number on your account application. By law, the Fund must withhold 24% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so.
The Fund is required to report to you and the IRS annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also, their cost basis. Cost basis will be calculated using the Fund’s default method of average cost, unless you instruct the Fund to use a different methodology. If you would like to use the average cost method of calculation, no action is required. To elect an alternative method, you should contact Goldman Sachs Funds at the address or phone number on the back cover of the Prospectus. If your account is held with an intermediary, contact your representative with respect to reporting of cost basis and available elections for your account.
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You should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal income tax returns.
Non-U.S. investors will generally be subject to U.S. withholding tax with respect to dividends received from the Fund and may be subject to estate tax with respect to their Fund shares. However, withholding is generally not required on properly reported distributions to non-U.S. investors of long-term capital gains. Non-U.S. investors generally are not subject to U.S. federal income tax withholding on properly reported distributions of certain qualified interest income and short-term capital gains. Although the Fund generally will report distributions of long-term and short-term capital gains, the Fund does not anticipate reporting any distributions of qualified interest income. Therefore, all distributions of interest income will generally be subject to withholding when paid to non-U.S. investors. More information about U.S. taxation and non-U.S. investors is included in the SAI.
The Fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the Fund to determine whether withholding is required.
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Appendix A
Additional Information on Portfolio Risks, Securities and Techniques

A. General Portfolio Risks
The Funds will be subject to the risks associated with MLPs and other equity investments, including common stocks, preferred stocks, interests in REITs, common shares and preferred shares of energy infrastructure companies, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, PIPEs, other investment companies (including ETFs), warrants, stock purchase rights and synthetic and derivative instruments (such as swaps and futures contracts) that have economic characteristics similar to equity securities.
In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the values of the equity investments that a Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. This volatility means that the value of your investment in a Fund may increase or decrease. In recent years, certain stock markets have experienced substantial price volatility. To the extent a Fund’s net assets decrease or increase in the future due to price volatility or share redemption or purchase activity, the Fund’s expense ratio may correspondingly increase or decrease from the expense ratio disclosed in the Prospectus.
To the extent a Fund invests in pooled investment vehicles (including investment companies and ETFs), partnerships and REITs, the Fund will be affected by the investment policies, practices and performances of such entities in direct proportion to the amount of assets the Fund invests therein.
To the extent that a Fund invests in fixed income securities, the Fund will also be subject to the risks associated with its fixed income securities. These risks include interest rate risk, credit/default risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. Credit/default risk involves the risk that an issuer or guarantor could default on its obligations, and a Fund will not recover its investment. A rising interest rate environment could cause the value of a Fund’s fixed income securities, if any, to decrease, and fixed income markets to experience increased volatility in addition to heightened levels of liquidity risk. Additionally, decreases in the value of fixed income securities could lead to increased shareholder redemptions, which could impair a Fund’s ability to achieve its investment objective. The risks associated with increasing rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Fund’s investments.
Non-investment grade fixed income securities (commonly known as “junk bonds”) are rated below investment grade (or determined to be of comparable credit quality, if not rated) and are therefore considered speculative. Because non-investment grade fixed income securities are issued by issuers with low credit ratings, they pose a greater risk of default than investment grade securities.
The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for the Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders and is also likely to result in higher short-term capital gains for taxable shareholders. High portfolio turnover may result in a Fund’s recognition of gains (losses) that will increase (decrease) the Fund’s tax liability and thereby impact the amount of the Fund’s after-tax distributions. In addition, high portfolio turnover may increase a Fund’s current and accumulated earnings and profits, resulting in a greater portion of the Fund’s distributions being treated as taxable dividends for federal income tax purposes. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of the Funds’ historical portfolio turnover rates.
A Fund may, from time to time, enter into arrangements with certain brokers or other counterparties that require the segregation of collateral. For operational, cost or other reasons, when setting up arrangements relating to the execution/clearing of trades, a Fund may choose to select a segregation model which may not be the most protective option available in the case of a default by a broker or counterparty.
The following sections provide further information on certain types of securities and investment techniques that may be used by a Fund, including their associated risks. Additional information is provided in the SAI, which is available upon request. Among other things, the SAI describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should
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note, however, that all investment objectives and all investment policies not specifically designated as fundamental are non-fundamental, and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether the Fund remains an appropriate investment in light of your then current financial position and needs.
B. Other Portfolio Risks
Risks of Private Investments in Public Equities. A Fund may invest in private investments in public equities (“PIPE”). PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, typically at a discount to the market price of the company’s common stock. In a PIPE transaction, a Fund may bear the price risk from the time of pricing until the time of closing. Equity issued in this manner is often subject to transfer restrictions and is therefore relatively less liquid than equity issued through a registered public offering. For example, a Fund may be subject to lock-up agreements that prohibit transfers for a fixed period of time. In addition, because the sale of the securities in a PIPE transaction is not registered under the Securities Act, the securities are “restricted” and cannot be immediately resold into the public markets. A Fund may enter into a registration rights agreement with the issuer pursuant to which the issuer commits to file a resale registration statement allowing the Fund to publicly resell its securities. However, the ability of a Fund to freely transfer the shares is conditioned upon, among other things, the SEC’s preparedness to declare the resale registration statement effective and the issuer’s right to suspend the Fund’s use of the resale registration statement if the issuer is pursuing a transaction or some other material non-public event is occurring. Accordingly, PIPE securities may be subject to risks associated with illiquid investments.
Risks of Pre-IPO Investments.  Privately held companies typically have limited operating histories, narrower, less established product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions, market conditions and consumer sentiment in respect of their products or services, as well as general economic downturns. Such companies may experience operating losses, which may be substantial, and there can be no assurance when or if such companies will operate at a profit. At the time of a Fund’s investment, there is generally little publicly available information about these companies since they are primarily privately owned and the Fund may only have access to the company’s actual financial results as of and for the most recent quarter end or, in certain cases, the quarter end preceding the most recent quarter end. There can be no assurance that the information that a Fund does obtain with respect to any investment is reliable. Privately held companies may have limited financial resources and may be unable to meet their obligations under their existing credit facilities (to the extent that such facilities exist), which may lead to equity financings, possibly at discounted valuations, in which a Fund could be substantially diluted if the Fund does not or cannot participate, bankruptcy or liquidation and the corresponding reduction in value or loss of the Fund’s investment. Privately held companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the company and, in turn, on a Fund. Continued global economic uncertainty could also result in investors becoming more risk-averse, which in turn could reduce the amount of growth capital available to the companies from both existing and new investors, could adversely affect their operating performance, and could delay liquidity paths (for example, an IPO or strategic sale/merger) for the companies. It may be difficult for a Fund to sell these investments, subjecting the Fund to liquidity risk. Shares of privately held companies are relatively less liquid (and may be illiquid) and difficult to value, and the inability of these portfolio companies to complete an IPO within the targeted time frame will extend the holding period of a Fund’s investments and may adversely affect the value of these investments.
Risks of Investing in Mid-Capitalization and Small-Capitalization Companies.  A Fund may, to the extent consistent with its investment policies, invest in mid- and small-capitalization companies. Investments in mid- and small-capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Mid- and small-capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Mid- and small-capitalization companies include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Mid- and small-capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in mid- and small-capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.
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Appendix A
Risks of Investing in Master Limited Partnerships.  Investments in securities of an MLP involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price, resulting from regulatory changes or other reasons. Many of a Fund’s investments in MLPs will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. Certain MLP securities may trade in lower volumes due to their smaller capitalizations. Accordingly, those MLPs may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price. Investment in those MLPs may restrict a Fund’s ability to take advantage of other investment opportunities. If a Fund is one of the largest investors in certain MLPs, it may be more difficult for the Fund to buy and sell significant amounts of such investments without an unfavorable impact on prevailing market prices. Larger purchases or sales of MLP investments by a Fund in a short period of time may cause abnormal movements in the market price of these investments. As a result, these investments may be difficult to dispose of at a fair price at the times when a Fund believes it is desirable to do so. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs could enhance or harm the overall performance of a Fund.
A Fund’s ability to meet its investment objective will depend in part, sometimes largely, on the amount of the distributions it receives from the MLPs (in relation to the taxable income, gains, losses, and deductions allocated to it). The amount and tax characterization of cash available for distribution by an MLP depends upon the amount of cash generated by such entity’s operations. Cash available for distribution by MLPs will vary widely from quarter to quarter and is affected by various factors affecting the entity’s operations. In addition to the risks described herein, operating costs, capital expenditures, acquisition costs, construction costs, exploration costs and borrowing costs may reduce the amount of cash that an MLP has available for distribution in a given period. MLPs have the ability to modify their distribution policies from time to time without input from or approval of a Fund.
Conflicts of interest may arise from incentive distribution payments paid to the general partner, or referral of business opportunities by the general partner or one of its affiliates to an entity other than the MLP. Holders of general partner or managing member interests typically receive incentive distribution rights, which provide them with an increasing share of the entity’s aggregate cash distributions upon the payment of per common unit distributions that exceed specified threshold levels above the minimum quarterly distribution (“MQD”). Due to the incentive distribution rights, general partners of MLPs have higher distribution growth prospects than their underlying MLPs, but quarterly incentive distribution payments would also decline at a greater rate than the decline rate in quarterly distributions to common and subordinated unit holders in the event of a reduction in the MLP’s quarterly distribution. The ability of the limited partners or members to remove the general partner or managing member without cause is typically very limited. In addition, some MLPs permit the holder of incentive distribution rights to reset, under specified circumstances, the incentive distribution levels and receive compensation in exchange for the distribution rights given up in the reset.
MLPs are subject to various risks related to the underlying operating companies they control, including dependence upon specialized management skills and the risk that those operating companies may lack or have limited operating histories. The success of a Fund’s investments in an MLP will vary depending on the underlying industry represented by the MLP’s portfolio. Certain MLPs in which a Fund may invest depend upon their parent or sponsor entities for the majority of their revenues. If the parent or sponsor entities fail to make payments or satisfy their obligations to an MLP, the revenues and cash flows of that MLP and ability of that MLP to make distributions to unit holders such as a Fund would be adversely affected.
Certain MLPs in which a Fund may invest depend upon a limited number of customers for substantially all of their revenue. Similarly, certain MLPs in which a Fund may invest depend upon a limited number of suppliers of goods or services to continue their operations. The loss of those customers or suppliers could have a material adverse effect on an MLP’s results of operations and cash flow, and on its ability to make distributions to unit holders such as a Fund.
The Funds are not responsible for operating MLPs and similar entities and cannot control or monitor their compliance with applicable tax, securities and other laws and regulations necessary for the profitability of such investments. Furthermore, the structures and terms of the MLPs and other entities described in the Prospectus may not be indicative of the structure and terms of every entity in which a Fund invests. Although the MLP sector has grown significantly in recent years, such market trends may not continue due to economic conditions, which are not predictable, or other factors.
Market prices generally will be unavailable for some of the Funds’ investments, including MLP subordinated units, direct ownership of general partner or managing member interests and restricted or unregistered securities of certain MLPs and private companies. The value of such securities will be determined by fair valuations determined by the Board of Trustees or its designee in accordance with procedures governing the valuation of portfolio securities adopted by the Board of Trustees. Proper valuation of such securities may require more reliance on the judgment of GSAM than for valuation of securities for which an active trading market exists.
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Tax Risks.  Tax risks associated with investments in the Funds include but are not limited to the following:
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MLP Tax Risk. Much of the benefit that a Fund may derive from its investment in equity securities of MLPs is a result of MLPs generally being treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. If any MLP in which the Fund invests were treated as a corporation for U.S. federal income tax purposes, it could result in a reduction of the value of the Fund’s investment in the MLP and lower income to the Fund.
Distributions from an MLP in excess of the Fund’s basis in the MLP will generally be treated as capital gain. However, a portion of the gain may instead be treated as ordinary income to the extent attributable to certain assets held by the MLP the sale of which would produce ordinary income. To the extent a distribution received by the Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP may be reduced, which will result in an increase in an amount of income or gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes upon the sale of any such interests or upon subsequent distributions in respect of such interests. Furthermore, any return of capital distribution received from the MLP may require the Fund to restate the character of its distributions and amend any shareholder tax reporting previously issued.
Additional tax risks associated with investments in the MLP Energy Infrastructure Fund include but are not limited to the following:
To the extent that the Fund invests in the equity securities of an MLP classified as a partnership, the Fund will be required to include in its taxable income the Fund’s allocable share of the income, gains, losses and deductions recognized by each such MLP and take into account its allocable share of the MLP’s tax credits, regardless of whether the MLP distributes cash to the Fund. Based upon a review of the historic results of the type of MLPs in which the Fund intends to invest, the Fund expects that the cash distributions it will receive with respect its investments in equity securities of MLPs will exceed the taxable income allocated to the Fund from such MLPs. No assurance, however, can be given in this regard. If this expectation is not realized, the Fund will have a larger corporate income tax expense than expected, which will result in less cash available to distribute to shareholders.
The portion of an MLP’s distributions to the Fund which are not derived from the MLP’s taxable income (return of capital distributions) generally will not be taxable to the Fund unless the amount distributed exceeds the Fund’s basis in its interest in the MLP. Distributions received by the Fund from an MLP will reduce the Fund’s adjusted basis in its interest in the MLP, but not below zero. A reduced basis generally will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes on the sale of its interest in the MLP. Distributions from an MLP to the Fund in excess of the Fund’s basis in the MLP generally will be taxable to the Fund as capital gain. The Fund will not benefit from current favorable federal income tax rates on long-term capital gains because it will be taxed as a corporation for federal income tax purposes. Furthermore, any return of capital distribution received from the MLP may require the Fund to restate the character of its distributions and amend any shareholder tax reporting previously issued.
Historically, energy and certain other MLPs have been able to offset a significant portion of their taxable income with tax deductions. The Fund will incur a current income tax liability on the portion of its share of the income and gain from each MLP investment that is not offset by its share of the MLP’s tax deductions, by its share of the MLPs’ tax credits or by the Fund’s net operating losses or net operating loss carryforwards, if any. The percentage of an MLP’s income that is offset by the MLP’s tax deductions will fluctuate over time. For example, new acquisitions of depreciable property by MLPs tend to generate accelerated depreciation and other tax deductions, and therefore a decline in acquisition activity by such MLPs owned by the Fund could increase the Fund’s current tax liability. If the percentage of the income allocated to the Fund that is offset by tax deductions declines, or the Fund’s portfolio turnover increases, the Fund could incur increased tax liabilities and the portion of the distributions paid by the Fund that is treated as tax-deferred return of capital would be reduced and the portion treated as taxable dividend income would be increased. This generally would result in lower after-tax distributions to shareholders. If the amount of a Fund distribution to U.S. shareholders exceeds the Fund’s current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of, and in reduction of, U.S. shareholders’ tax basis in the shares, and thereafter as capital gain. Any such capital gain will be long-term capital gain if such U.S. shareholder has held the applicable shares for more than one year. The portion of the distribution received by the U.S. shareholder from the Fund that constitutes a return of capital will decrease the U.S. shareholder’s tax basis in his or her Fund shares (but not below zero), which will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the U.S. shareholder for tax purposes on the later sale of such Fund shares.
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Appendix A
Depreciation or other cost recovery deductions passed through to the Fund from investments in MLPs in a given year generally will reduce the Fund’s taxable income (and earnings and profits), but those deductions may be recaptured in the Fund’s taxable income (and earnings and profits) in subsequent years when the MLPs dispose of their assets or when the Fund disposes of its interests in the MLPs. When deductions are recaptured, distributions to the Fund’s shareholders may be taxable, even though the shareholders at the time of the distribution might not have held shares in the Fund at the time the deductions were taken by the Fund, and even though the Fund’s shareholders at the time of the distribution will not have corresponding economic gain on their shares at the time of the distribution.
The portion of the distributions received by the Fund each year that is considered a return of capital from the MLPs will not be known until the Fund receives a schedule K-1 for that year with respect to each of its MLP investments. The Fund’s tax liability will not be known until the Fund completes its annual tax return. The Fund’s tax estimates could vary substantially from the actual liability and therefore the determination of the Fund’s actual tax liability may have a material impact on the Fund’s NAV. The payment of corporate income taxes imposed on the Fund will decrease cash available for distribution to shareholders.
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Investment in MLP C Corporations. As discussed above, the MLP Energy Infrastructure Fund may invest in MLPs taxed as C corporations. Such MLPs are obligated to pay federal income tax on their taxable income at the corporate tax rate and the amount of cash available for distribution by such MLPs would generally be reduced by any such tax. Additionally, distributions received by the Fund would be taxed under federal income tax laws applicable to corporate dividends (as dividend income, potentially subject to the corporate dividends received deduction, return of capital, or capital gain). Thus, investment in MLPs taxed as C corporations could result in a reduction of the value of your investment in the Fund and lower income, as compared to investments in MLPs that are classified as partnerships for tax purposes.
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Fund Structure Risk. Unlike traditional mutual funds that are structured as regulated investment companies for U.S. federal income tax purposes, the Fund will be taxable as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. This means the Fund generally will be subject to U.S. federal income tax on its taxable income at the rates applicable to corporations (at a rate of 21%), and will also be subject to state and local income taxes.
While not required to do so, the Fund currently anticipates making distributions to its shareholders each fiscal quarter (February, May, August, November) at a rate that is approximately equal to the distribution rate the Fund receives from the MLPs and other securities in which it invests, including income, if any. Consequently, the Fund may maintain cash reserves, borrow or may be required to sell certain investments at times when it would not otherwise be desirable to do so in order to pay the expenses of the Fund. Such sales could result in the Fund’s recognition of taxable income and gains, could result in the imposition of U.S. federal, state and local corporate income taxes on the Fund, and may increase the Fund’s current and accumulated earnings and profits, which would result in a greater portion of distributions to Fund shareholders being treated as dividends. This practice also could require the Fund to sell an investment at a price lower than the price at which it is valued, or lower than the price the Fund could have obtained if it were able to sell the investment at a more advantageous time.
Unlike the MLP investments in which it invests, the Fund is not a pass-through vehicle. Consequently, the tax characterization of the distributions paid by the Fund, as dividend income or return of capital, may differ greatly from those of the underlying MLPs.
Changes in tax laws or regulations, or future interpretations of such laws or regulations, could adversely affect the Fund or the MLPs in which the Fund invests. Legislation could also negatively impact the amount and tax characterization of dividends received by the Fund’s shareholders. Congress could significantly change the tax regime in the United States and impose a flat tax on gross income or take other actions which would eliminate the tax benefits of depreciation, depletion and amortization deductions realized by MLPs. Alternatively, Congress could impose a tax on pass-through entities such as MLPs or eliminate the use of pass-through taxation entirely. The tax benefits of depreciation, depletion and amortization deductions realized by MLPs effectively defer the income of the MLPs and, in turn, the taxable income of the Fund. Without these benefits the Fund would be subject to current U.S. federal, state and local corporate income taxes on a greater proportion of its allocable share of the income and gains of MLPs in which it invests, and the Fund’s ability to pay distributions treated as return-of-capital distributions or as capital gains would be reduced. Imposing a tax on pass-through entities and/or eliminating the use of pass-through taxation entirely could result in three levels of tax—at the MLP level, the Fund level and the shareholder level.
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Tax Estimation/NAV Risk. Because the Fund is treated as a regular corporation, or a “C” corporation, for U.S. federal income tax purposes, the Fund will incur tax expenses. In calculating the Fund’s daily NAV, the Fund will account for its current taxes and deferred tax liability and/or asset balances.
The Fund may accrue a deferred income tax liability balance at the rates applicable to corporations, plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of MLPs considered to be return of capital and for any net operating gains. Any deferred tax liability balance will reduce the Fund’s NAV. Upon the Fund’s sale of its interest in an MLP, the Fund may be liable for previously deferred taxes. The Fund may also accrue a deferred tax asset balance, which reflects an estimate of the Fund’s future tax benefit associated with net operating losses and unrealized losses. Any deferred tax asset balance will increase the Fund’s NAV. To
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the extent the Fund has a deferred tax asset balance, the Fund will assess whether a valuation allowance, which would offset the value of some or all of the Fund’s deferred tax asset balance, is required, considering all positive and negative evidence related to the realization of the Fund’s deferred tax asset. To the extent a valuation allowance differs from the estimates of the Fund used in calculating the Fund’s daily NAV, the application of such valuation allowance could have a material impact on the Fund’s NAV.
An estimate of current taxes and deferred tax liability and/or asset balances is dependent upon the Fund’s net investment income and unrealized gains on investments and such expenses may vary greatly from year to year depending on the nature of the Fund’s investments, the performance of those investments and general market conditions. Therefore, any estimate of current taxes and deferred income tax liability and/or asset balances cannot be reliably predicted from year to year.
The Fund’s deferred tax liability and/or asset balances are estimated using estimates of effective tax rates expected to apply to taxable income in the years such balances are realized. The Fund will rely to some extent on information provided by MLPs regarding the tax characterization of the distributions made by such MLPs, which may not be provided to the Fund on a timely basis, to estimate the Fund’s current taxes and deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its NAV. The Fund’s estimates regarding its current taxes and deferred tax liability and/or asset balances are made in good faith; however, the daily estimate of the Fund’s current taxes and deferred tax liability and/or asset balances used to calculate the Fund’s NAV could vary significantly from the Fund’s actual tax liability or benefit, and, as a result, the determination of the Fund’s actual tax liability or benefit may have a material impact on the Fund’s NAV. From time to time, the Fund may modify its estimates or assumptions regarding its current taxes and deferred tax liability and/or asset balances as new information becomes available. Modifications of the Fund’s estimates or assumptions regarding its current taxes and deferred tax liability and/or asset balances and any applicable valuation allowance, changes in generally accepted accounting principles (“GAAP”) or related guidance or interpretations thereof, limitations imposed on net operating losses (if any) and changes in applicable tax law could result in increases or decreases in the Fund’s NAV, which could be material. Unexpected significant decreases in cash distributions from the Fund’s MLP investments or significant declines in the fair value of its investments may change the Fund’s assessment regarding the recoverability of its deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Fund’s NAV and results of operations with respect to the Fund’s shareholders in the period it is recorded, even though the shareholders at such time might not have held shares in the Fund at the time the deferred tax asset had been established.
Risks of Investing in the Energy Sector.  Many MLPs in which a Fund may invest operate oil, gas or petroleum facilities, or other facilities within the energy sector. As a result, the Funds will be concentrated in the energy sector, and will therefore be susceptible to adverse economic, business, social, political, environmental or regulatory occurrences affecting that sector. A downturn in the energy sector could have a larger impact on a Fund than on funds that are broadly diversified across many sectors and industries. At times, the performance of securities of companies in the energy sector may lag behind the performance of other sectors or industries or the broader market as a whole. MLPs and other companies operating in the energy sector are subject to specific risks, including, but not limited to, the following:
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Commodity Pricing Risk. MLPs and other companies operating in the energy sector may be affected by fluctuations in the prices of energy commodities, including, for example, natural gas, natural gas liquids, crude oil and coal in the short-term and long-term. Fluctuations in energy commodity prices would directly impact companies that own such energy commodities and could indirectly impact companies that engage in transportation, storage, processing, distribution or marketing of such energy commodities. Fluctuations in energy commodity prices can result from changes in general economic conditions or political circumstances (especially of key energy producing and consuming countries); market conditions; weather patterns; domestic production levels; volume of imports; energy conservation; domestic and foreign governmental regulation; international politics; policies of the Organization of Petroleum Exporting Countries (“OPEC”); taxation; tariffs; and the availability and costs of local, intrastate and interstate transportation methods. The energy sector as a whole may also be impacted by the perception that the performance of energy sector companies is directly linked to commodity prices. High commodity prices may drive further energy conservation efforts, and a slowing economy may adversely impact energy consumption, which may adversely affect the performance of MLPs and other companies operating in the energy sector.
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Supply and Demand Risk. MLPs and other companies operating in the energy sector may be impacted by the levels of supply and demand for energy commodities. The volume of production of energy commodities and the volume of energy commodities available for transportation, storage, processing or distribution could be affected by a variety of factors, including: depletion of resources; depressed commodity prices; catastrophic events; labor relations; increased environmental or other governmental regulation; equipment malfunctions and maintenance difficulties; import volumes; international politics, policies of OPEC; and increased competition from alternative energy sources. Alternatively, a decline in demand for energy commodities could result from factors such as: adverse economic conditions (especially in key energy-consuming countries); increased taxation; increased environmental or other governmental regulation; increased fuel economy; increased energy conservation or use of alternative energy sources; legislation intended to promote the use of alternative energy sources; or increased commodity prices.
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Appendix A
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Depletion Risk. Energy reserves naturally deplete as they are consumed over time. MLPs and other companies operating in the energy sector rely on the expansion of reserves through exploration of new sources of supply or the development of existing sources in order to grow or maintain their revenues. The financial performance of MLPs and other companies operating in the energy sector may be adversely affected if they, or the companies to whom they provide services, are unable to cost-effectively acquire additional energy deposits sufficient to replace the natural decline of existing reserves. If an energy company is not able to raise capital on favorable terms, it may not be able to add to or maintain its reserves.
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Environmental and Regulatory Risk. The energy sector is highly regulated. MLPs and other companies operating in the energy sector are subject to significant regulation of nearly every aspect of their operations by federal, state and local governmental agencies. Such regulation can change over time in both scope and intensity. For example, a particular by-product may be declared hazardous by a regulatory agency and unexpectedly increase production costs. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both.
There is an inherent risk that MLPs and other companies operating in the energy sector may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. For example, an accidental release from wells or energy assets could subject an MLP to substantial liabilities for environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage, and fines or penalties for related violations of environmental laws or regulations.
Specifically, the operations of wells, gathering systems, pipelines, refineries and other facilities are subject to stringent and complex federal, state and local environmental laws and regulations. These include, for example: the Federal Clean Air Act and comparable state laws and regulations that impose obligations related to air emissions; the Federal Clean Water Act and comparable state laws and regulations that impose obligations related to discharges of pollutants into regulated bodies of water; the Federal Resource Conservation and Recovery Act and comparable state laws and regulations that impose requirements for the handling and disposal of waste from facilities; and the Federal Comprehensive Environmental Response, Compensation and Liability Act of 1980, also known as “Superfund,” and comparable state laws and regulations that regulate the cleanup of hazardous substances that may have been released at properties currently or previously owned or operated by MLPs or at locations to which they have sent waste for disposal.
Pipeline MLPs and other pipeline companies are subject to regulation by the Federal Energy Regulatory Commission (“FERC”) with respect to tariff rates these companies may charge for interstate pipeline transportation services. An adverse determination by FERC with respect to the tariff rates of a pipeline MLP could have a material adverse effect on the business, financial condition, results of operations, cash flows and prospects of that pipeline MLP and its ability to make cash distributions to its equity owners. Moreover, the possibility exists that stricter laws, regulations or enforcement policies could be enacted in the future that would significantly increase compliance costs and remediation costs, thus adversely affecting the financial performance of MLPs. MLPs may not be able to recover remediation costs from insurance.
Hydraulic fracturing, or “fracking,” is a relatively new technique for releasing and extracting natural gas trapped in underground shale formations. The fracking sector is facing allegations from environmentalists and some landowners that the technique may cause serious difficulties, which has led to uncertainty about the nature, extent, and cost of the environmental regulation to which it may ultimately be subject.
Voluntary initiatives and mandatory controls have been adopted or are being discussed both in the United States and worldwide to reduce emissions of “greenhouse gases” such as carbon dioxide, a by-product of burning fossil fuels, and methane, the major constituent of natural gas, which many scientists and policymakers believe contribute to global climate change. These measures and future measures could result in increased costs to certain MLPs and other companies in which the Fund may invest to operate and maintain facilities and administer and manage a greenhouse gas emissions program and may reduce demand for fuels that generate green house gases and that are managed or produced by MLPs in which the Fund may invest.
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Weather Risk. Weather plays a role in the seasonality of some MLPs’ cash flows. MLPs and other companies in the propane sector, for example, rely on the winter season to generate almost all of their earnings. In an unusually warm winter season, propane MLPs experience decreased demand for their product. Although most MLPs can reasonably predict seasonal weather demand based on normal weather patterns, extreme weather conditions, such as hurricanes, can adversely affect performance and cash flows of the MLPs.
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Catastrophic Event Risk. MLPs and other companies operating in the energy sector are subject to many dangers inherent in the production, exploration, management, transportation, processing and distribution of natural gas, natural gas liquids, crude oil, refined petroleum and petroleum products and other hydrocarbons. These dangers include leaks, fires, explosions, damage to facilities and equipment resulting from natural disasters, inadvertent damage to facilities and equipment and terrorist acts. Since the September 11 terrorist attacks, the U.S. government has issued warnings that energy assets, specifically U.S. pipeline infrastructure, may be targeted in future terrorist attacks. These dangers give rise to risks of substantial losses as a result of loss or destruction of
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commodity reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss of life. Any occurrence of such catastrophic events could bring about a limitation, suspension or discontinuation of the operations of MLPs and other companies operating in the energy sector. MLPs and other companies operating in the energy sector may not be fully insured against all risks inherent in their business operations and therefore accidents and catastrophic events could adversely affect such companies’ financial conditions and ability to pay distributions to shareholders.
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Acquisition Risk. MLPs owned by a Fund may depend on their ability to make acquisitions that increase adjusted operating surplus per unit in order to increase distributions to unit holders. The ability of such MLPs to make future acquisitions is dependent on their ability to identify suitable targets, negotiate favorable purchase contracts, obtain acceptable financing and outbid competing potential acquirers. To the extent that MLPs are unable to make future acquisitions, or such future acquisitions fail to increase the adjusted operating surplus per unit, their growth and ability to make distributions will be limited. There are risks inherent in any acquisition, including: erroneous assumptions regarding revenues, acquisition expenses, operating expenses, cost savings and synergies; assumption of unknown liabilities; indemnification; customer losses; key employee defections; distraction from other business operations; and unanticipated difficulties in operating or integrating new product areas and geographic regions.
Furthermore, even if an MLP does consummate an acquisition that it believes will be accretive, the acquisition may instead result in a decrease in free cash flow.
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Interest Rate Risk. Rising interest rates could increase the costs of capital thereby increasing operating costs and reducing the ability of MLPs and other companies operating in the energy sector to carry out acquisitions or expansions in a cost-effective manner. As a result, rising interest rates could negatively affect the financial performance of MLPs and other companies operating in the energy sector. Rising interest rates may also impact the price of the securities of MLPs and other companies operating in the energy sector as the yields on alternative investments increase.
Industry Specific Risks. MLPs and other companies operating in the energy sector are also subject to risks that are specific to the industry in which they operate.
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Pipeline. Pipeline companies are subject to many risks, including varying demand for crude oil, natural gas, natural gas liquids or refined products in the markets served by the pipeline; changes in the availability of products for gathering, transportation, processing or sale due to natural declines in reserves and production in the supply areas serviced by the companies’ facilities; sharp decreases in crude oil or natural gas prices that cause producers to curtail production or reduce capital spending for exploration activities; and environmental regulation. Specifically, demand for gasoline, which accounts for a substantial portion of refined product transportation, depends on price, prevailing economic conditions in the markets served, and demographic and seasonal factors.
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Gathering and processing. Gathering and processing companies are subject to natural declines in the production of oil and natural gas fields, which utilize their gathering and processing facilities as a way to market their production, prolonged declines in the price of natural gas or crude oil, which curtails drilling activity and therefore production, and declines in the prices of natural gas liquids and refined petroleum products, which cause lower processing margins. In addition, some gathering and processing contracts subject the gathering or processing company to direct commodities price risk.
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Midstream. Midstream MLPs and other companies that provide crude oil, refined product and natural gas services are subject to supply and demand fluctuations in the markets they serve which may be impacted by a wide range of factors including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.
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Exploration and production. Exploration, development and production companies are particularly vulnerable to declines in the demand for and prices of crude oil and natural gas. Reductions in prices for crude oil and natural gas can cause a given reservoir to become uneconomic for continued production earlier than it would if prices were higher, resulting in the plugging and abandonment of, and cessation of production from, that reservoir. In addition, lower commodity prices not only reduce revenues but also can result in substantial downward adjustments in reserve estimates. The accuracy of any reserve estimate is a function of the quality of available data, the accuracy of assumptions regarding future commodity prices and future exploration and development costs and engineering and geological interpretations and judgments. Different reserve engineers may make different estimates of reserve quantities and related revenue based on the same data. Actual oil and gas prices, development expenditures and operating expenses will vary from those assumed in reserve estimates, and these variances may be significant. Any significant variance from the assumptions used could result in the actual quantity of reserves and future net cash flow being materially different from those estimated in reserve reports. In addition, results of drilling, testing and production and changes in prices after the date of reserve estimates may result in downward revisions to such estimates. Substantial downward adjustments in reserve estimates could have a material adverse effect on a given exploration and production company’s financial position and results of operations. In addition, due to natural declines in reserves and production, exploration and production companies must economically find or acquire and develop additional reserves in order to maintain and grow their revenues and distributions.
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Appendix A
◼
Oil. In addition to the risks applicable to pipeline companies described above, gathering and processing companies and exploration and production companies, (companies involved in the transportation, gathering, processing, exploration, development or production of crude oil or refined petroleum products) may be adversely affected by increased regulations, increased operating costs and reductions in the supply of and/or demand for crude oil and refined petroleum products. Increased regulation may result in a decline in production and/or increased cost associated with offshore oil exploration in the United States and around the world, which may adversely affect certain MLPs and the oil industry in general.
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Propane. Propane companies are subject to earnings variability based upon weather patterns in the locations where they operate and increases in the wholesale price of propane which reduce profit margins. In addition, propane companies are facing increased competition due to the growing availability of natural gas, fuel oil and alternative energy sources for residential heating.
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Coal. Coal companies are subject to declines in the demand for and prices of coal. Demand variability can be based on weather conditions, the strength of the domestic economy, the level of coal stockpiles in their customer base, and the prices of competing sources of fuel for electric generation. They are also subject to supply variability based on geological conditions that reduce the productivity of mining operations, the availability of regulatory permits for mining activities and the availability of coal that meets the standards of the Clean Air Act of 1990, as amended.
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Power Infrastructure. Power infrastructure companies are subject to many risks, including earnings variability based upon weather patterns in the locations where the company operates, the change in the demand for electricity, the cost to produce power, and the regulatory environment. Further, share prices are partly based on the interest rate environment, the sustainability and potential growth of the dividend, and the outcome of various rate cases undertaken by the company or a regulatory body.
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Marine Transportation. Marine transportation (or “tanker”) companies are exposed to the highly cyclical nature of the tanker industry and may be subject to volatile changes in charter rates and vessel values, which may adversely affect the earnings of tanker companies. Fluctuations in charter rates and vessel values result from changes in the supply and demand for tanker capacity and changes in the supply and demand for oil and oil products. Changes in demand for transportation of oil over longer distances and the supply of tankers to carry that oil may materially affect the revenues, profitability and cash flows of tanker companies. The successful operation of vessels in the charter market depends upon, among other things, obtaining profitable spot charters and minimizing time spent waiting for charters and traveling unladen to pick up cargo. The value of tanker vessels may fluctuate and could adversely affect the value of tanker company securities in the Fund’s portfolio. Declining tanker values could affect the ability of tanker companies to raise cash by limiting their ability to refinance their vessels, thereby adversely impacting tanker company liquidity. Tanker company vessels are at risk of damage or loss because of events such as mechanical failure, collision, human error, war, terrorism, piracy, cargo loss and bad weather. In addition, changing economic, regulatory and political conditions in some countries, including political and military conflicts, have from time to time resulted in attacks on vessels, mining of waterways, piracy, terrorism, labor strikes, boycotts and government requisitioning of vessels. These sorts of events could interfere with shipping lanes and result in market disruptions and a significant loss of tanker company earnings.
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Greenfield Projects. A Fund may invest in energy-related projects known as greenfield projects. Greenfield projects are generally built by private joint ventures formed by energy companies and are susceptible to specific risks. For example, changing project requirements, elevated costs for labor and materials, and unexpected construction hurdles may increase construction costs. It is also possible that greenfield projects may not materialize due to, among other factors, the absence of a natural energy source and the failure of having technology necessary to generate the energy. A Fund’s investments in greenfield projects may be structured as pay-in-kind securities with minimal or no cash interest or dividends until the construction is completed, at which time interest payments or dividends would be paid in cash.
Risks of Foreign Investments.  A Fund may make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.
Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals may adversely affect a Fund’s foreign holdings or exposures.
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Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.
Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.
Certain foreign investments may become less liquid in response to social, political or market developments or adverse investor perceptions, or become illiquid after purchase by a Fund, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When a Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets.
If a Fund focuses its investments in one or a few countries and currencies it will subject the Fund to greater risks than if the Fund’s assets were not geographically focused.
Investments in foreign securities may take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) or other similar instruments representing securities of foreign issuers. ADRs, GDRs and EDRs represent the right to receive securities of foreign issuers deposited in a bank or other depository. ADRs and certain GDRs are traded in the United States. GDRs may be traded in either the United States or in foreign markets. EDRs are traded primarily outside the United States. Prices of ADRs are quoted in U.S. dollars. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.
Risks of Emerging Countries. A Fund may invest in securities of issuers located in, or otherwise economically tied to, emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in Africa, Asia, the Middle East, Eastern and Central Europe, and Central and South America. A Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, or their affiliates and respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.
Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of investment income, capital or the proceeds of securities sales from certain emerging countries is subject to restrictions such as the need for governmental consents, which may make it difficult for a Fund to invest in such emerging countries. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for such repatriation. In situations where a country restricts direct investment in securities (which may occur in certain Asian and other countries), a Fund may invest in such countries through other investment funds in such countries.
Emerging market countries may have more or less government regulation and generally do not impose as extensive and frequent accounting, auditing, financial and other reporting requirements as the securities markets of more developed countries. The degree of cooperation between issuers in emerging and frontier market countries with foreign and U.S. financial regulators may vary significantly. Accordingly, regulators may not have sufficient access to audit and oversee issuers, and there could be less information available about issuers in certain emerging market countries. As a result, the Investment Adviser’s ability to evaluate local companies or their potential impact on the Fund’s performance could be inhibited.
Many emerging countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon
58

Appendix A
commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.
Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past, some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not occur in other countries.
A Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return to the Fund from an investment in issuers in such countries.
Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve a Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause a Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities a Fund has delivered or a Fund’s inability to complete its contractual obligations because of theft or other reasons.
The creditworthiness of the local securities firms used by a Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, a Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.
The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make a Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). A Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging countries may be more difficult to value precisely because of the characteristics discussed above and lower trading volumes.
A Fund’s use of foreign currency management techniques in emerging countries may be limited. A significant portion of a Fund’s currency exposure in emerging countries may not be covered by those techniques.
Foreign Custody Risk.  A Fund may hold foreign securities and cash with foreign banks, agents and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.
Risks of Derivative Investments.  A Fund may, to the extent consistent with its investment policy, invest in derivative instruments, including without limitation, options, futures, options on futures, forwards, swaps, options on swaps, structured securities and other derivatives. Derivatives may be used for both hedging and non-hedging purposes (that is, to seek to increase total return), although suitable derivative instruments may not always be available to the Investment Adviser for these purposes. Losses from derivative instruments can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks related to leverage factors associated with such transactions. Derivatives are also subject to risks arising from margin requirements, which include the risk that a Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions and the risk of loss by a Fund of margin deposits in the event of the bankruptcy or other similar insolvency with respect to a broker or counterparty with whom the Fund has an open derivative position. Losses may also arise if a Fund receives cash collateral under the transactions and some or all of that collateral is invested in the market. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and a Fund may be responsible for any loss that might result from its investment of the counterparty’s cash collateral. If cash collateral is not invested, the Funds may be
59

exposed to additional risk of loss in the event of the insolvency of its custodian holding such collateral. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates, currency prices or other variables. Derivative instruments may be harder to value, subject to greater volatility and more likely subject to changes in tax treatment than other investments. For these reasons, the Investment Adviser’s attempts to hedge portfolio risks through the use of derivative instruments may not be successful, and the Investment Adviser may choose not to hedge portfolio risks. Using derivatives for non-hedging purposes presents greater risk of loss than derivatives used for hedging purposes.
Risks of Illiquid Investments.  A Fund may not acquire any “illiquid investment” if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is an investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. In determining whether an investment is an illiquid investment, the Investment Adviser will take into account actual or estimated daily transaction volume of an investment, group of related investments or asset class and other relevant market, trading, and investment-specific considerations. In addition, in determining the liquidity of an investment, the Investment Adviser must determine whether trading varying portions of a position in a particular portfolio investment or asset class, in sizes that a Fund would reasonably anticipate trading, is reasonably expected to significantly affect its liquidity, and if so, a Fund must take this determination into account when classifying the liquidity of that investment or asset class.
Investments purchased by a Fund that are liquid at the time of purchase may subsequently become illiquid. If one or more investments in a Fund’s portfolio become illiquid, the Fund may exceed the 15% limitation in illiquid investments. In the event that changes in the portfolio or other external events cause the Fund to exceed this limit, a Fund must take steps to bring its illiquid investments that are assets to or below 15% of its net assets within a reasonable period of time. This requirement would not force a Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.
In cases where no clear indication of the value of a Fund’s portfolio instruments is available, the portfolio instruments will be valued at their fair value according to the valuation procedures approved by the Board of Trustees. These cases include, among others, situations where a security or other asset or liability does not have a price source. For more information on fair valuation, please see “Shareholder Guide—How to Buy Shares—How Are Shares Priced?”
Credit/Default Risks.  Debt securities purchased by a Fund may include U.S. Government Securities (including zero coupon bonds) and securities issued by foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed income securities are described in the next section below. Further information is provided in the SAI.
Debt securities rated BBB– or higher by Standard & Poor’s or Baa3 or higher by Moody’s or having a comparable credit rating by another NRSRO are considered “investment grade.” Securities rated BBB– or Baa3 are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal.
Fixed income securities rated BB+ or Ba1 or below (or comparable unrated securities) are commonly referred to as “junk bonds.” Junk bonds are considered speculative and may be questionable as to principal and interest payments.
In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund’s portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.
Risks of Initial Public Offerings.  A Fund may invest in IPOs. An IPO is a company’s first offering of stock to the public. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about a company’s business model, quality of management, earnings growth potential and other criteria used to evaluate its investment prospects. The purchase of IPO shares may involve high transaction costs. Investments in IPO shares, which are subject to market risk and liquidity risk, involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As a Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of a Fund’s portfolio and may lead to increased expenses to a Fund, such as commissions and transaction costs. The Funds will generally be subject to tax on the sale of IPO shares at a gain. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that a Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in
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Appendix A
some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.
Temporary Investment Risks.  A Fund may, for temporary defensive purposes, invest up to 100% of its total assets in:
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U.S. Government Securities
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Commercial paper rated at least A-2 by Standard & Poor’s, P-2 by Moody’s or having a comparable credit rating by another NRSRO (or, if unrated, determined by the Investment Adviser to be of comparable credit quality)
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Certificates of deposit
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Bankers’ acceptances
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Repurchase agreements
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Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year
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ETFs
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Other investment companies
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Cash items
When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.
Risks of Exchange-Traded Notes.  ETNs are senior, unsecured, unsubordinated debt securities issued by a sponsoring financial institution. The returns on an ETN are linked to the performance of particular securities, market indices, or strategies, minus applicable fees. ETNs are traded on an exchange (e.g., the New York Stock Exchange) during normal trading hours; however, investors may also hold an ETN until maturity. At maturity, the issuer of an ETN pays to the investor a cash amount equal to the principal amount, subject to application of the relevant securities, index or strategy factor. Similar to other debt securities, ETNs have a maturity date and are backed only by the credit of the sponsoring institution. ETNs are subject to credit risk. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political or geographic events that affect the underlying assets. When a Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. Although an ETN is a debt security, it is unlike a typical bond, in that there are no periodic interest payments and principal is not protected. The timing and character of income and gains from ETNs may be affected by future legislation.
C. Portfolio Securities and Techniques
This section provides further information on certain types of securities and investment techniques that may be used by a Fund, including their associated risks.
A Fund may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objective and policies. Further information is provided in the SAI, which is available upon request.
Convertible Securities.  A Fund may invest in convertible securities. Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed income securities. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.
Structured Securities.  A Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, securities, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. Investments in structured securities may provide exposure to certain securities or markets in situations where regulatory or other restrictions prevent direct investments in such issuers or markets.
The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference, effectively leveraging a Fund’s investments so that small changes in the value of the Reference may result in disproportionate gains or losses to the Fund. Consequently, structured securities may present a greater degree of market risk than many types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities. Structured securities are also subject to the risk that the issuer of the
61

structured securities may fail to perform its contractual obligations. Certain issuers of structured products may be deemed to be investment companies as defined in the Investment Company Act. As a result, a Fund’s investments in structured securities may be subject to the limits applicable to investments in other investment companies.
Structured securities are considered hybrid instruments because they are derivative instruments, the value of which depends on, or is derived from or linked to, the value of an underlying asset, interest rate index or commodity. Commodity-linked notes are hybrid instruments because the principal and/or interest payments on those notes is linked to the value of the individual commodities, futures contracts or the performance of one or more commodity indices.
Structured securities include, but are not limited to, equity linked notes. An equity linked note is a note whose performance is tied to a single stock, a stock index or a basket of stocks. Equity linked notes combine the principal protection normally associated with fixed income investments with the potential for capital appreciation normally associated with equity investments. Upon the maturity of the note, the holder generally receives a return of principal based on the capital appreciation of the linked securities. Depending on the terms of the note, equity linked notes may also have a “cap” or “floor” on the maximum principal amount to be repaid to holders, irrespective of the performance of the underlying linked securities. For example, a note may guarantee the repayment of the original principal amount invested (even if the underlying linked securities have negative performance during the note’s term), but may cap the maximum payment at maturity at a certain percentage of the issuance price or the return of the underlying linked securities. Alternatively, the note may not guarantee a full return on the original principal, but may offer a greater participation in any capital appreciation of the underlying linked securities. The terms of an equity linked note may also provide for periodic interest payments to holders at either a fixed or floating rate. The secondary market for equity linked notes may be limited, and the lack of liquidity in the secondary market may make these securities difficult to dispose of and to value. Equity linked notes will be considered equity securities for purposes of the Fund’s investment objective and policies.
REITs.  A Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.
Options on Securities and Securities Indices.  A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. A Fund may write (sell) call and put options and purchase put and call options on any securities in which the Fund may invest or on any securities index consisting of securities in which it may invest.
The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which presents additional risk). The successful use of options depends in part on the ability of the Investment Adviser to anticipate future price fluctuations and the degree of correlation between the options and securities markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund’s transaction costs. Options written or purchased by a Fund may be traded on U.S. exchanges. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.
Futures Contracts and Options and Swaps on Futures Contracts.  Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A swap on a futures contract provides an investor with the ability to gain economic exposure to a particular futures market. A futures contract may be based on particular securities, foreign currencies, securities indices and other financial instruments and indices. A Fund may engage in futures transactions on both U.S. and foreign exchanges.
A Fund may purchase and sell futures contracts, purchase and write call and put options on futures contracts, and enter into swaps on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or currency exchange rates, or to otherwise manage its term structure, sector selections and duration in accordance with its investment objective
62

Appendix A
and policies. A Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Investment Adviser, on behalf of each Fund, has filed a notice of eligibility claiming an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”), and therefore is not subject to registration or regulation as a CPO under the CEA.
Futures contracts and related options and swaps present the following risks:
◼
While a Fund may benefit from the use of futures and options and swaps on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts, options transactions or swaps.
◼
Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.
◼
The loss incurred by a Fund in entering into futures contracts and in writing call options and entering into swaps on futures is potentially unlimited and may exceed the amount of the premium received.
◼
Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV.
◼
As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund.
◼
Futures contracts and options and swaps on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
◼
Foreign exchanges may not provide the same protection as U.S. exchanges.
Interest Rate Swaps, Credit Swaps, Total Return Swaps, Equity Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars. A Fund may enter into swap transactions and option agreements, including interest rate swaps, credit swaps, total return swaps, options on swaps and interest rate caps, floors and collars. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security or pool of securities. Credit swaps give one party to a transaction (the buyer of the credit swap) the right to dispose of or acquire an asset (or group of assets or exposure to the performance of an index), or the right to receive a payment from the other party, upon the occurrence of specified credit events. Total return swaps give a party the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be based on an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, a party may also be required to pay the dollar value of that decline to the counterparty. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for another payment stream. An equity swap may be used by the Funds to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous. A Fund may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap or to modify the terms of an existing swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into or modify an underlying swap on agreed-upon terms, which generally entails a greater risk of loss than the Fund incurs in buying a swaption.
The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.
A Fund may enter into the transactions described above for hedging purposes or to seek to increase total return. As an example, when a Fund is the buyer of a credit default swap (commonly known as buying protection), it may make periodic payments to the seller of the credit default swap to obtain protection against a credit default on a specified underlying asset (or group of assets). If a default occurs, the seller of a credit default swap may be required to pay a Fund the notional amount of the credit default swap on a specified security (or group of securities). On the other hand, when a Fund is a seller of a credit default swap (commonly known as selling protection), in addition to the credit exposure the Fund has on the other assets held in its portfolio, the Fund is also subject to the credit exposure on the notional amount of the swap since, in the event of a credit default, the Fund may be required to pay the notional amount of the credit default swap on a specified security (or group of securities) to the buyer of the credit default swap.
63

The use of interest rate, credit, index, total return and equity swaps, options on swaps, and interest rate caps, floors and collars is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values and interest rates, or in its evaluation of the creditworthiness of swap counterparties (with respect to bilateral swap transactions) and the issuers of the underlying assets, the investment performance of a Fund would be less favorable than it would have been if these investment techniques were not used.
Currently, certain standardized swap transactions are subject to mandatory central clearing and exchange trading. Although central clearing and exchange trading is expected to decrease counterparty risk and increase liquidity compared to bilaterally negotiated swaps, central clearing and exchange trading does not eliminate counterparty risk or illiquidity risk entirely. Depending on the size of a Fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar bilateral, uncleared swap. However, certain applicable regulators have adopted rules imposing certain margin requirements, including minimums, on uncleared swaps which may result in a Fund and its counterparties posting higher amounts for uncleared swaps.
When-Issued Securities and Forward Commitments.  A Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to a Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.
The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.
Repurchase Agreements.  Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. A Fund may enter into repurchase agreements with eligible counterparties which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. The collateral may consist of any type of security (government or corporate) of any or no credit rating. Repurchase agreements involving obligations other than U.S. Government Securities (such as foreign securities, commercial paper, corporate bonds, mortgage loans and equities) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency.
If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.
A Fund, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.
Short Sales Against-the-Box.  A Fund may make short sales against-the-box. A short sale against-the-box means that at all times when a short position is open a Fund will own an equal amount of securities sold short, or securities convertible into or exchangeable for, without payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short.
Preferred Stock, Warrants and Stock Purchase Rights.  A Fund may invest in preferred stock, warrants and stock purchase rights (or “rights”). Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.
Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.
Other Investment Companies.  A Fund may invest in securities of other investment companies, including ETFs and money market funds, subject to statutory limitations prescribed by the Investment Company Act or rules, regulations or exemptive relief thereunder. These statutory limitations include in certain circumstances a prohibition on a Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies.
64

Appendix A
Subject to applicable law and/or pursuant to an exemptive order obtained from the SEC or under an exemptive rule adopted by the SEC, a Fund may invest in certain other investment companies (including ETFs and money market funds) and business development companies beyond the statutory limits described above or otherwise provided that certain conditions are met. Some of those investment companies may be funds for which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.
Additionally, to the extent that any Fund serves as an “acquired fund” to another Goldman Sachs Fund or unaffiliated investment company, the Fund’s ability to invest in other investment companies and private funds may be limited and, under these circumstances, the Fund’s investments in other investment companies and private funds will be consistent with applicable law and/or exemptive rules adopted by or exemptive orders obtained from the SEC. For example, to the extent the Fund serves as an acquired fund in a fund of funds arrangement in reliance on Rule 12d1-4 under the Investment Company Act, the Fund would be prohibited from purchasing or otherwise acquiring the securities of an investment company or private fund if, after such purchase or acquisition, the aggregate value of the Fund’s investments in such investment companies and private funds would exceed 10% of the value of the Fund’s total assets, subject to limited exceptions (including for investments in money market funds).
The use of ETFs is generally intended to help a Fund match the total return of the particular market segments or indices represented by those ETFs, although that may not be the result. Most ETFs are passively-managed investment companies whose shares are purchased and sold on a securities exchange. An ETF generally represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and the Fund could lose money investing in an ETF. Moreover, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.
A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.
Unseasoned Companies.  A Fund may invest in companies which (together with their predecessors) have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than investments in companies with an established operating record.
Corporate Debt Obligations.  Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal. A Fund may invest in corporate debt obligations issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations as well as other non-U.S. dollar currencies). In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.).
Bank Obligations.  A Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.
U.S. Government Securities. A Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (i) the full faith and credit of the U.S. Treasury; (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (iv) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components are traded independently.
U.S. Government Securities may also include Treasury inflation-protected securities whose principal value is periodically adjusted according to the rate of inflation.
65

U.S. Government Securities are deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, authorities or instrumentalities; and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid.
U.S. Treasury Securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government will be able or willing to repay the principal or interest rate when due, or provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises that issue U.S. Government Securities if it is not obligated to do so by law.
Custodial Receipts and Trust Certificates.  A Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities or other types of securities in which a Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes a Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. A Fund may also invest in separately issued interests in custodial receipts and trust certificates.
Non-Investment Grade Fixed Income Securities.  Non-investment grade fixed-income securities and unrated securities of comparable credit quality (commonly referred to as “junk bonds”) are considered speculative. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Non-investment grade fixed income securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations. These securities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity.
Non-investment grade fixed income securities are often issued in connection with a corporate reorganization or restructuring or as part of a merger, acquisition, takeover or similar event. They are also issued by less established companies seeking to expand. Such issuers are often highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse developments or business conditions. Non-investment grade securities are also issued by governmental bodies that may have difficulty in making all scheduled interest and principal payments.
The market value of non-investment grade fixed income securities tends to reflect individual corporate or municipal developments to a greater extent than that of higher rated securities which react primarily to fluctuations in the general level of interest rates. As a result, a Fund’s ability to achieve its investment objectives may depend to a greater extent on the Investment Adviser’s judgment concerning the creditworthiness of issuers than funds which invest in higher-rated securities. Issuers of non-investment grade fixed income securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be affected more adversely than issuers of higher-rated securities by economic downturns, specific corporate or financial developments or the issuer’s inability to meet specific projected business forecasts. Negative publicity about the junk bond market and investor perceptions regarding lower rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.
A holder’s risk of loss from default is significantly greater for non-investment grade fixed income securities than is the case for holders of other debt securities because such non-investment grade securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by a Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Fund of its initial investment and any anticipated income or appreciation is uncertain.
The secondary market for non-investment grade fixed income securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher-rated securities. In addition, market trading volume for high yield fixed income securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. The lack of sufficient market liquidity may cause a Fund to incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and a Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for a Fund to obtain precise valuations of the high yield securities in its portfolio.
66

Appendix A
Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.
Borrowings. A Fund can borrow money from banks and other financial institutions in amounts not exceeding one-third of its total assets (including the amount borrowed or received), for temporary or emergency purposes.
Mortgage Dollar Rolls. A Fund may enter into mortgage dollar rolls. A mortgage dollar roll involves the sale by a Fund of securities for delivery in the current month. A Fund simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, a Fund loses the right to receive principal and interest paid on the securities sold. However, a Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish a Fund’s performance.
Successful use of mortgage dollar rolls depends upon the Investment Adviser’s ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, a Fund may experience a loss. A Fund does not currently intend to enter into mortgage dollar rolls for financing and does not treat them as borrowings.
Lending of Portfolio Securities.  The Energy Infrastructure Fund may engage in securities lending. Securities lending involves the lending of securities owned by the Fund to financial institutions such as certain broker-dealers including, as permitted by the SEC, Goldman Sachs. The borrowers are required to secure their loan continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by the Fund in short-term investments, including registered and unregistered investment pools managed by the Investment Adviser, its affiliates or the Fund’s custodian and from which the Investment Adviser or its affiliates may receive fees. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and the Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of the Fund (including the loan collateral). Loan collateral (including any investment of the collateral) is not subject to the percentage limitations described elsewhere in the Prospectus regarding investments in fixed income securities and cash equivalents.
The Energy Infrastructure Fund may lend its securities to increase its income. The Fund may, however, experience delay in the recovery of their securities or incur a loss if the institution with which they have engaged in a portfolio loan transaction becomes insolvent or breaches its agreement with the Fund or an agent.
67

Appendix B
Financial Highlights
The financial highlights tables are intended to help you understand the Fund’s financial performance for the past five years  (or less if the Fund has been in operation for less than five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the Fund has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Form N-CSR dated November 30, 2024.
	MLP Energy Infrastructure Fund
	Class P Shares
	Year Ended November 30,
	2024	2023	2022	2021	2020
Per Share Data*
Net asset value, beginning of year	$33.15	$30.56	$23.92	$17.91	$27.05
Net investment income (loss)(a)	(0.06)	(0.03)	0.03	(0.05)(b)	(0.08)
Net realized and unrealized gain (loss)	10.51	4.74	8.31	7.56	(8.12)
Total from investment operations	10.45	4.71	8.34	7.51	(8.20)
Distributions to shareholders from net investment income	(2.49)	(2.12)	(1.70)	(1.50)	—
Distributions to shareholders from return of capital	—	—	—	—	(0.94)
Total distributions	(2.49)	(2.12)	(1.70)	(1.50)	(0.94)
Net asset value, end of year	$41.11	$33.15	$30.56	$23.92	$17.91
Total return(c)	32.74%	16.25%	35.43%	42.40%	(27.55)%
Net assets, end of year (in 000s)	$1,321,072	$1,209,941	$1,051,583	$772,491	$526,900
Ratio of net expenses to average net assets after tax expense(d)	6.82%	2.07%	2.21%	0.04%	2.23%
Ratio of total expenses to average net assets after tax expense(d)	6.82%	2.07%	2.21%	0.05%	2.26%
Ratio of net expenses to average net assets before tax expense	1.05%	1.06%	1.07%	1.08%	1.10%
Ratio of net investment income (loss) to average net assets(e)	(0.17)%	(0.11)%	0.12%	(0.23)%	(0.38)%
Portfolio turnover rate(f)	103%	102%	117%	166%	139%

*	On June 5, 2020, the MLP Energy Infrastructure Fund effected a 5-for-1 reverse share split. All per share data prior to June 5, 2020 has been adjusted to reflect the reverse share split.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.16% of average net assets.
(c)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the
NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)	Current and deferred tax expense/benefit for the ratio calculation is derived from the net investment income (loss), and realized and unrealized gains (losses).
(e)	Current and deferred tax benefit for the ratio calculation is derived from net investment income (loss) only.
(f)
The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund's portfolio turnover rate may be higher.

68

Appendix B

	Energy Infrastructure Fund
	Class P Shares
	Year Ended November 30,
	2024	2023	2022	2021	2020
Per Share Data
Net asset value, beginning of year	$11.80	$11.60	$9.58	$7.18	$8.64
Net investment income(a)	0.20	0.19	0.11	0.10	0.06
Net realized and unrealized gain (loss)	5.18	0.78	2.71	2.71	(1.17)
Total from investment operations	5.38	0.97	2.82	2.81	(1.11)
Distributions to shareholders from net investment income	(0.49)	(0.47)	(0.40)	(0.41)	(0.05)
Distributions to shareholders from net realized gains	(0.67)	(0.30)	(0.40)	—	(0.05)
Distributions to shareholders from return of capital	—	—	—	—	(0.25)
Total distributions	(1.16)	(0.77)	(0.80)	(0.41)	(0.35)
Net asset value, end of year	$16.02	$11.80	$11.60	$9.58	$7.18
Total return(b)	49.11%	9.09%	31.22%	39.13%	(12.74)%
Net assets, end of year (in 000s)	$426,667	$309,469	$296,933	$213,647	$160,821
Ratio of net expenses to average net assets	1.09%	1.09%	1.09%	1.09%	1.09%
Ratio of total expenses to average net assets	1.16%	1.15%	1.16%	1.16%	1.33%
Ratio of net investment income to average net assets	1.59%	1.77%	1.04%	1.10%	0.84%
Portfolio turnover rate(c)	43%	41%	56%	58%	121%

(a)	Calculated based on the average shares outstanding methodology.
(b)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the
NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)
The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments.
If such transactions were included, the Fund's portfolio turnover rate may be higher.

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Energy Infrastructure Funds Prospectus (Class P Shares)

FOR MORE INFORMATION
Annual/Semi-Annual Report
Additional information about the Fund’s investments is or will be available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.
Statement of Additional Information
Additional information about the Fund and its policies is also available in the Fund’s SAI. The SAI is incorporated by reference into the Prospectus (i.e., is legally considered part of the Prospectus).
The Fund’s annual and semi-annual reports to shareholders, SAI and other information such as the Fund’s financial statements are available free upon request by calling Goldman Sachs Funds at 1-800-526-7384. You can also access and download the annual and semi-annual reports, SAI and other information such as the Fund’s financial statements, free of charge, at the Fund’s website: dfinview.com/GoldmanSachs.
From time to time, certain announcements and other information regarding the Fund may be found at
am.gs.com for individual investors and advisers.
To request other information and for shareholder inquiries:

◼ By telephone:	1-800-621-2550
◼ By mail:	Goldman Sachs Funds 71 South Wacker Drive, Suite 1200 Chicago, IL 60606
◼ On the Internet:	SEC EDGAR database – http://www.sec.gov
Other information about the Fund is available on the EDGAR Database on the SEC’s website at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

The Funds' investment company registration number is 811-05349.
GSAM® is a registered service mark of Goldman Sachs & Co. LLC.
MLPEIPRO-25P

Prospectus
March 30, 2025

GOLDMAN SACHS CLEAN ENERGY INCOME FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT
INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUND
INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN THE FUND.

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Goldman Sachs Clean Energy Income Fund
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Class A Shares: GCEBX
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Class C Shares: GCEGX
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Institutional Shares: GCEDX
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Investor Shares: GCEJX
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Class R6 Shares: GCEEX

Goldman Sachs Clean Energy Income Fund—Summary
Investment Objective
The Goldman Sachs Clean Energy Income Fund (the "Fund") seeks total return through current income and capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Goldman Sachs Funds. More information about these and other discounts is available from your financial professional and in “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares” beginning on page 33 and in “Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts” beginning on page 66 of the Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” beginning on page B-126 of the Fund’s Statement of Additional Information (“SAI”).
Shareholder Fees
(fees paid directly from your investment)
	Class A	Class C	Institutional	Investor	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sale proceeds)[1]	None	1.00%	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Institutional	Investor	Class R6
Management Fees	0.80%	0.80%	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.25%	0.75%	None	None	None
Other Expenses[2]	0.74%	0.99%	0.63%	0.74%	0.62%
Service Fees	None	0.25%	None	None	None
All Other Expenses	0.74%	0.74%	0.63%	0.74%	0.62%
Total Annual Fund Operating Expenses	1.79%	2.54%	1.43%	1.54%	1.42%
Expense Limitation[3]	(0.54%)	(0.54%)	(0.54%)	(0.54%)	(0.54%)
Total Annual Fund Operating Expenses After Expense Limitation	1.25%	2.00%	0.89%	1.00%	0.88%
1
A contingent deferred sales charge (“CDSC”) of 1.00% is imposed on Class C Shares redeemed within 12 months of purchase.
2
The “Other Expenses” for Class C and Class R6 Shares have been restated to reflect expenses expected to be incurred during the current fiscal year.
3
The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.054% of the Fund’s average daily net assets through at least March 30, 2026, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
1

The Example assumes that you invest $10,000 in Class A, Class C, Institutional, Investor and/or Class R6 Shares of the Fund for the time periods indicated and then redeem all of your Class A, Class C, Institutional, Investor and/or Class R6 Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same  (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$670	$1,033	$1,419	$2,497
Class C Shares	$303	$739	$1,302	$2,835
Institutional Shares	$91	$399	$730	$1,667
Investor Shares	$102	$433	$788	$1,789
Class R6 Shares	$90	$396	$725	$1,655

Class C Shares – Assuming no redemption	$203	$739	$1,302	$2,835

Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in the annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2024 was 136% of the average value of its portfolio.
Principal Strategy
The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in U.S. and non-U.S. equity securities issued by clean energy companies.
For purposes of the Fund’s 80% policy discussed above, the Fund’s investments in clean energy companies may include: U.S. and non-U.S. companies that (i) are constituents of one or more of the Fund’s stated performance benchmarks; (ii) are classified by the Global Industry Classification Standard (“GICS”) as part of the Renewable Electricity sub-industry; or (iii) have at least 50% of their assets, income, earnings, sales or profits committed to, or derived from, renewable energy electricity generation (wind, solar, hydrogen, geothermal, biomass, etc.), renewable storage and transmission, renewable energy equipment development manufacturing, electrified transport, biofuel production or energy efficiency solutions (including smart grid). Some of the clean energy companies in which the Fund invests, including companies that the Investment Adviser believes are involved in the transition to a more sustainable energy sector, may have operations that involve traditional energy facilities (including oil, gas or other hydrocarbons).
The Fund will concentrate its investments in companies in the clean energy group of industries. The Fund intends to focus its investments on clean energy infrastructure companies. The Investment Adviser expects that the Fund’s investments will be weighted in favor of companies that pay dividends or other current distributions.
The Fund’s investment strategy combines bottom-up company analysis with fundamental real asset research. The Investment Adviser may decide to sell a position for various reasons, including valuation and price considerations or for risk management purposes. The Investment Adviser may integrate environmental, social and governance (“ESG”) factors alongside traditional fundamental factors as part of its fundamental research process. No one factor or consideration is determinative in the stock selection process.
The Fund’s investments in U.S. and non-U.S. equity securities may include common stock, preferred stock and depositary receipts. The Fund may invest without restriction as to issuer capitalization (including small- and mid-capitalization companies). A portion of the Fund’s securities may be denominated in foreign currencies and held outside the United States.
The Fund may invest up to 25% of its total assets (measured at time of purchase) in master limited partnerships (“MLPs”) that are taxed as partnerships and may invest up to 20% of its Net Assets in securities of companies that are not clean energy companies. The Fund’s investments in other investment companies (including exchange-traded funds (“ETFs”)), real estate investment trusts (“REITs”) and other instruments are counted towards the Fund’s 80% investment policy to the extent they have economic characteristics similar to the investments included within that policy. The Fund may also invest in privately held companies and companies that only recently began to trade publicly. The Fund may invest in stock, warrants and other securities of special purpose acquisition companies (“SPACs”).
THE FUND IS NON-DIVERSIFIED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (“INVESTMENT COMPANY ACT”), AND MAY INVEST A LARGER PERCENTAGE OF ITS ASSETS IN FEWER ISSUERS THAN DIVERSIFIED MUTUAL FUNDS.
The Investment Adviser measures the Fund’s performance against the Clean Energy Income Composite Index, which is comprised of two indices: Eagle Global Renewables Infrastructure Index (Total Return, Unhedged, USD) (50%) and S&P Global Clean Energy Transition Index (Total Return, Unhedged, USD) (50%).
2

Principal Risks of the Fund
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing. The Fund's principal risks are presented below in alphabetical order, and not in the order of importance or potential exposure.
Clean Energy Sector Risk.  The Fund concentrates its investments in the clean energy group of industries, and will therefore be susceptible to adverse economic, business, social, political, environmental, regulatory or other developments affecting that group of industries. Clean energy companies may be more volatile than companies operating in more established industries. Certain valuation methods used to value clean energy companies have not been in widespread use for a significant period of time and may further increase the volatility of certain clean energy company share prices. Clean energy companies and other companies operating in the clean energy group of industries are subject to market and other specific risks, including, among others: fluctuations in commodity prices and/or interest rates; changes in governmental or environmental regulation or policy; reduced availability of clean energy sources or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; seasonal weather conditions, extreme weather or other natural disasters; consumer preferences; and threats of attack by terrorists on certain clean energy assets. Clean energy companies can be significantly affected by the supply of, and demand for, particular energy products, which may result in overproduction or underproduction. Additionally, changes in the regulatory environment for clean energy companies may adversely impact their profitability. Obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants and general economic conditions can significantly affect companies in the clean energy group of industries. Certain investments may be dependent on U.S. and foreign government policies, including tax incentives and subsidies, which may be changed or discontinued at any time. Adhering to the clean energy company criteria and applying the Investment Adviser’s supplemental clean energy analysis may also affect the Fund’s performance relative to other energy sector focused funds that do not adhere to such criteria or apply such analysis.
Dividend-Paying Investments Risk. The Fund’s investments in dividend-paying securities could cause the Fund to underperform other funds. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. This may limit the ability of the Fund to produce current income.
Energy Sector Risk.  The Fund concentrates its investments in the energy sector, and will therefore be susceptible to adverse economic, business, social, political, environmental, regulatory or other developments affecting that sector. The energy sector has historically experienced substantial price volatility. MLPs, energy infrastructure companies and other companies operating in the energy sector are subject to market and other specific risks, including, among others: fluctuations in commodity prices and/or interest rates; increased governmental or environmental regulation or policy; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; declines in domestic or foreign production or consumption; slowdowns in new construction; extreme weather or other natural disasters; consumer preferences; and threats of attack by terrorists and state-sponsored actors on energy assets. Energy companies can be significantly affected by the supply of, and demand for, particular energy products (such as oil and natural gas), which may result in overproduction or underproduction. Additionally, changes in the regulatory environment for energy companies may adversely impact their profitability. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy companies.
During periods of heightened volatility, energy producers that are burdened with debt may seek bankruptcy relief. Bankruptcy laws may permit the revocation or renegotiation of contracts between energy producers and MLPs/energy infrastructure companies, which could have a dramatic impact on the ability of MLPs/energy infrastructure companies to pay distributions to its investors, including the Fund, which in turn could impact the ability of the Fund to pay dividends and dramatically impact the value of the Fund’s investments.
Foreign and Emerging Countries Risk.  Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which the Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments, or from problems in share registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. These risks are more pronounced in connection with the Fund’s investments in securities of issuers located in, or otherwise economically tied to, emerging countries.
3

Industry Concentration Risk. The Fund concentrates its investments in securities of companies in the clean energy group of industries. This concentration subjects the Fund to greater risk of loss as a result of adverse economic, business, political, environmental or other developments in such industries than if its investments were diversified across different industries.
Infrastructure Company Risk.  Infrastructure companies are susceptible to various factors that may negatively impact their businesses or operations, including costs associated with compliance with and changes in environmental, governmental and other regulations, rising interest costs in connection with capital construction and improvement programs, government budgetary constraints that impact publicly funded projects, the effects of general economic conditions throughout the world, surplus capacity and depletion concerns, increased competition from other providers of services, uncertainties regarding the availability of fuel and other natural resources at reasonable prices, the effects of energy conservation policies, unfavorable tax laws or accounting policies and high leverage. Infrastructure companies will also be affected by innovations in technology that could render the way in which a company delivers a product or service obsolete and natural or man-made disasters.
Investments in ETFs.  The Fund may invest directly in ETFs, including affiliated ETFs. The Fund’s investments in ETFs will be subject to the restrictions applicable to investments by an investment company in other investment companies, unless relief is otherwise provided under the terms of an SEC exemptive order or SEC exemptive rule.
Investment Style Risk.  Different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. The Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.
Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the  Fund's  NAV  and liquidity. Similarly, large Fund share purchases may adversely affect the  Fund's  performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the  Fund's  current expenses being allocated over a smaller asset base, leading to an increase in the  Fund's  expense ratio.
Liquidity Risk.  The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, declining prices of the securities sold, an unusually high volume of redemption requests or other reasons. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.
Market Risk. The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors, governments or countries and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, geopolitical disputes, acts of terrorism, social or political unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, sanctions or the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments, could also significantly impact the Fund and its investments.
Master Limited Partnership Risk. Investments in securities of an MLP involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP. Certain MLP securities may trade in lower volumes due to their smaller capitalizations, and may be subject to more abrupt or erratic price movements and lower market liquidity. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.
Investments in securities of an MLP also include tax-related risks. For example, to the extent a distribution received by the Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP may be reduced, which will result in an increase in an amount of income or gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes upon the sale of any such interests or upon subsequent distributions in respect of such interests.
Mid-Cap and Small-Cap Risk.  Investments in mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.
Non-Diversification Risk.  The Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in one or more issuers or in fewer issuers than diversified  mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.
4

Portfolio Turnover Rate Risk. A high rate of portfolio turnover involves correspondingly greater expenses which must be borne by the Fund and its shareholders, and is also likely to result in short-term capital gains taxable to shareholders.
Private Investment in Public Equities Risk. The Fund may invest in PIPE transactions. PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, typically at a discount to the market price of the company’s common stock. In a PIPE transaction, the Fund may bear the price risk from the time of pricing until the time of closing. Equity issued in this manner is often subject to transfer restrictions and is therefore less liquid than equity issued through a registered public offering. For example, the Fund may be subject to lock-up agreements that prohibit transfers for a fixed period of time. In addition, because the sale of the securities in a PIPE transaction is not registered under the Securities Act, the securities are “restricted” and cannot be immediately resold into the public markets. The Fund may enter into a registration rights agreement with the issuer pursuant to which the issuer commits to file a resale registration statement allowing the Fund to publicly resell its securities. However, the ability of the Fund to freely transfer the shares is conditioned upon, among other things, the SEC’s preparedness to declare the resale registration statement effective and the issuer’s right to suspend the Fund’s use of the resale registration statement if the issuer is pursuing a transaction or some other material non-public event is occurring. Accordingly, PIPE securities may be subject to risks associated with illiquid investments.
Real Estate Investment Trusts (“REITs”) Risk.  REITs whose underlying properties are concentrated in a particular industry or geographic region are subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.
Special Purpose Acquisition Companies Risk. The Fund may invest in stock, warrants and other securities of SPACs. SPACs are in essence blank check companies without operating history or ongoing business other than seeking acquisitions. The value of a SPAC’s securities is particularly dependent on the ability of its management to identify and complete a profitable acquisition. There is no guarantee that the SPACs in which the Fund invests will complete an acquisition or that any acquisitions completed by the SPACs in which the Fund invests will be profitable. The values of investments in SPACs may be highly volatile and these investments may also have little or no liquidity.
Stock Risk.  Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.
Utilities Industry Risk.  Securities in the utilities industry can be very volatile and can be impacted significantly by supply and demand for services or fuel, government regulation, conservation programs, commodity price fluctuations and other factors. Government regulation of utility companies may limit those companies’ profits or the dividends they can pay to investors. In addition, utility companies may face regulatory restrictions with respect to expansion to new markets, limiting their growth potential. Technological developments may lead to increased competition, which could impact a company’s performance.
Performance
The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Institutional Shares from year to year; and (b) how the average annual total returns of the Fund’s Class A, Class C, Institutional, Investor and Class R6 Shares compare to those of a regulatorily required broad-based securities market index (the S&P 500® Index) (the “Regulatory Benchmark”) and the Clean Energy Income Composite Index (the “Performance Benchmark”). After the close of business on June 28, 2024, the composition of the Performance Benchmark was changed from the Eagle North American Renewables Infrastructure Index (50%), Indxx Yieldco and Renewable Energy Income Index (35%), and Eagle Global Renewables Infrastructure Index (15%) to the Eagle Global Renewables Infrastructure Index (50%) and S&P Global Clean Energy Transition Index (50%) (formerly known as S&P Global Clean Energy Index) to accommodate the decommission of one of the then-existing constituents of the Performance Benchmark. The Investment Adviser believes that the new composition of the Performance Benchmark is an appropriate blended index against which to measure performance in light of the Fund’s investment strategy. The Performance Benchmark is generally more representative of the market sectors and/or types of investments in which the Fund invests or to which the Fund has exposure and which the Investment Adviser uses to measure the Fund’s performance. The Fund has included in the table below the performance of the Regulatory Benchmark, which represents a broader measure of market performance, to comply with new regulatory requirements. For additional information about these benchmark indices, please see “Additional Performance and Benchmark Information” on page 10 of the Prospectus. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at am.gs.com or by calling the appropriate phone number on the back cover of the Prospectus.
Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.
5

CALENDAR YEAR (INSTITUTIONAL)

During the periods shown in the chart above:	Returns	Quarter ended
Best Quarter Return	14.96%	September 30, 2024
Worst Quarter Return	-19.71%	September 30, 2023

AVERAGE ANNUAL TOTAL RETURN For the period ended December 31, 2024
	1 Year	Since Inception	Inception Date
Class A Shares			6/26/2020
Returns Before Taxes	-18.85%	-2.78%
Returns After Taxes on Distributions	-19.29%	-4.09%
Returns After Taxes on Distributions and Sale of Fund Shares	-10.78%	-2.50%
Class C Shares			6/26/2020
Returns Before Taxes	-15.57%	-2.28%
Institutional Shares			6/26/2020
Returns Before Taxes	-13.83%	-1.20%
Investor Shares			6/26/2020
Returns Before Taxes	-13.85%	-1.30%
Class R6 Shares			6/26/2020
Returns Before Taxes	-13.82%	-1.19%
Clean Energy Income Composite Index	-17.34%	1.67%
Eagle Global Renewables Infrastructure Index (Total Return, Unhedged, USD)	-8.61%	1.77%
S&P Global Clean Energy Transition Index (Total Return, Unhedged, USD)	-25.48%	0.51%
S&P 500® Index	24.94%	17.81%
Benchmark returns do not reflect any deductions for fees or expenses.
The after-tax returns are for Class A Shares only. The after-tax returns for Class C, Institutional, Investor and Class R6 Shares will vary.  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund Shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Portfolio Management
Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).
Portfolio Managers:  Kristin Kuney, CFA, Managing Director, has managed the Fund since 2022 and Ben Okin, Vice President, has managed the Fund since 2020.
Buying and Selling Fund Shares
The minimum initial investment for Class A and Class C Shares is, generally, $1,000. The minimum initial investment for Institutional Shares is, generally, $1,000,000 for individual or certain institutional investors, alone or in combination with other assets under the management of the Investment Adviser and its affiliates. There is no minimum for initial purchases of Investor and Class R6 Shares, except for certain institutional investors who purchase Class R6 Shares directly with the Fund’s transfer agent for which the minimum initial investment is $5,000,000. Those share classes with a minimum initial investment requirement do not impose it on certain employee benefit plans, and Institutional Shares do not impose it on certain investment advisers investing on behalf of other accounts.
6

The minimum subsequent investment for Class A and Class C shareholders is $50, except for certain employee benefit plans, for which there is no minimum. There is no minimum subsequent investment for Institutional, Investor or Class R6 shareholders.
You may purchase and redeem (sell) shares of the Fund on any business day through certain intermediaries that have a relationship with Goldman Sachs & Co. LLC (“Goldman Sachs”), including banks, trust companies, brokers, registered investment advisers and other financial institutions (“Intermediaries”).
Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Investments through tax-deferred arrangements may become taxable upon withdrawal from such arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through an Intermediary, the Fund and/or its related companies may pay the Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Intermediary’s website for more information.
7

Investment Management Approach

INVESTMENT OBJECTIVE
The Fund seeks total return through current income and capital appreciation. The Fund’s investment objective may be changed without shareholder approval upon 60 days’ notice.
PRINCIPAL INVESTMENT STRATEGIES
The Fund invests, under normal circumstances, at least 80% of its Net Assets in U.S. and non-U.S. equity securities issued by clean energy companies. Shareholders will be provided with sixty days’ notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.
For purposes of the Fund’s 80% policy discussed above, the Fund’s investments in clean energy companies may include: U.S. and non-U.S. companies that (i) are constituents of one or more of the Fund’s stated performance benchmarks; (ii) are classified by the Global Industry Classification Standard (“GICS”) as part of the Renewable Electricity sub-industry; or (iii) have at least 50% of their assets, income, earnings, sales or profits committed to, or derived from, renewable energy electricity generation (wind, solar, hydrogen, geothermal, biomass, etc.), renewable storage and transmission, renewable energy equipment development manufacturing, electrified transport, biofuel production or energy efficiency solutions (including smart grid). Some of the clean energy companies in which the Fund invests, including companies that the Investment Adviser believes are involved in the transition to a more sustainable energy sector, may have operations that involve traditional energy facilities (including oil, gas or other hydrocarbons).
The Fund will concentrate its investments in companies in the clean energy group of industries. The Fund intends to focus its investments on clean energy infrastructure companies. The Fund will invest in investments across all clean energy segments (upstream, midstream, downstream), but with a focus on midstream (energy infrastructure). Upstream investments include companies that are engaged in the manufacturing and development of clean energy technology, including solar panels, wind turbines, batteries and fuel cells. Midstream clean energy infrastructure companies include companies that primarily own, operate and in some cases develop clean energy assets (solar, wind, hydro, biomass, ethanol) often selling clean energy to a purchaser under long-term contracts. Downstream energy companies include companies that are engaged in the distribution, use and deployment of clean energy. The Investment Adviser expects that the Fund’s investments will be weighted in favor of companies that pay dividends or other current distributions.
The Fund’s investment strategy combines bottom-up company analysis with fundamental real asset research. The Investment Adviser may decide to sell a position for various reasons, including valuation and price considerations or for risk management purposes.
The Fund’s investments in U.S. and non-U.S. equity securities may include common stock, preferred stock and depositary receipts. The Fund may invest without restriction as to issuer capitalization (including small- and mid-capitalization companies). A portion of the Fund’s securities may be denominated in foreign currencies and held outside the United States.
The Fund may invest up to 25% of its total assets (measured at time of purchase) in MLPs that are taxed as partnerships and may invest up to 20% of its Net Assets in securities of companies that are not clean energy companies. The Fund may invest in derivatives, including options, futures, forwards, and other derivative instruments. While the Fund may invest in derivatives for hedging purposes, the Fund generally does not intend to hedge its exposures. The Fund’s investments in derivatives, other investment companies (including ETFs), REITs and other instruments are counted towards the Fund’s 80% investment policy to the extent they have economic characteristics similar to the investments included within that policy. The Fund may also invest in privately held companies and companies that only recently began to trade publicly. The Fund may invest in stock, warrants and other securities of SPACs.
The Fund concentrates its investments in the securities of issuers in the clean energy group of industries. Therefore, under normal circumstances, the Fund will invest more than 25% of its total assets in securities issued by companies in the clean energy group of industries. The Fund may, however, invest less than 25% of its total assets in this industry as a temporary defensive position.
THE FUND IS NON-DIVERSIFIED UNDER THE INVESTMENT COMPANY ACT, AND MAY INVEST A LARGER PERCENTAGE OF ITS ASSETS IN FEWER ISSUERS THAN DIVERSIFIED MUTUAL FUNDS.
The Investment Adviser measures the Fund’s performance against the Clean Energy Income Composite Index. The Fund’s broad-based securities market index is the S&P 500® Index. The Clean Energy Income Composite Index is comprised of two indices: Eagle Global Renewables Infrastructure Index (Total Return, Unhedged, USD) (50%) and S&P Global Clean Energy Transition Index (Total Return, Unhedged, USD) (50%). The Eagle Global Renewables Infrastructure Index (Total Return, Unhedged, USD) provides a benchmark that is designed to track the performance of renewables infrastructure or renewables-related infrastructure assets, primarily wind, solar, hydro, biomass, and electric transmission lines. Constituents are companies whose stocks trade globally in OECD countries. The index is a capped, float-adjusted, capitalization-weighted index developed by Eagle Global Advisors, and disseminated real-time on a
8

Investment Management Approach
price-return basis (RENEW) and on a total-return basis (RENEWTR). The S&P Global Clean Energy Transition Index (formerly known as S&P Global Clean Energy Index) is designed to measure the performance of companies in global clean energy-related businesses from both developed and emerging markets, with a target constituent count of 100. The S&P 500® Index is the Standard & Poor’s 500 Composite index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, political or other conditions. For temporary defensive purposes, the Fund may invest up to 100% of its total assets in securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”), commercial paper rated at least A-2 by S&P Global Ratings (“Standard & Poor’s”), P-2 by Moody’s Investors Service, Inc. (“Moody’s”) or having a comparable credit rating by another nationally recognized statistical rating organization (“NRSRO”) (or if unrated, determined by the Investment Adviser to be of comparable credit quality), certificates of deposit, bankers’ acceptances, repurchase agreements, non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year, ETFs and other investment companies and cash items. When the Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.
Investment Philosophy
Evaluate Overall Energy Trends
The GSAM Fundamental Equity team seeks to understand how energy demand is shifting as a function of economic growth, technological advancements, government policies/incentives and consumer preferences. Through this process, the team aims to understand how these demand changes impact the need for clean energy infrastructure.
Establish Implications of Overall Energy Trends for Clean Energy Infrastructure Companies
The GSAM Fundamental Equity team focuses on the following factors in seeking to understand how overall energy trends have the potential to drive performance of clean energy infrastructure companies.
◼
Technology Exposure Selection
Focus on lowest-cost proven technologies (including solar, wind, hydro and biomass).
◼
Functional Exposure Selection
Focus on functional areas that the GSAM Fundamental Equity team believes offers attractive return profiles, supported by long-term contracts, with limited commodity price risk exposure, recognizing that different areas of clean energy infrastructure (such as power generation, storage, transmission or energy efficiency solutions) experience varying demand and margins over time.
◼
Regional Exposure Selection
Focus on companies that own assets in regions with access to high quality renewable resources, as well as regions where governments may support certain types of clean energy infrastructure development. Additionally, seek geographic diversification to mitigate exposure to any single market/counterparty.
Identify Specific Companies for Investment
Having established an understanding of how supply and demand patterns could shift over time and their implications for clean energy infrastructure, the team undertakes detailed bottom-up analysis of individual companies with exposure to the trends identified. This process helps identify companies with potential for above-average growth over multiple years and also helps isolate potential trouble spots. Specifically, the team:
◼
Creates and maintains proprietary financial models on companies within the investment universe and develops independent income and cash flow estimates which are then used to benchmark companies’ actual results
◼
Spends considerable time engaging in dialogue with management teams to gain a better understanding of companies’ strategic direction, customer quality, attitude towards capital stewardship, and other aspects such as propensity for acquisitions, etc.
◼
Employs multiple valuation methodologies including discounted cash flow analysis, yield-based valuation, and other cash flow-based metrics to estimate fair value of target companies
◼
Monitors the health of target companies’ balance sheets, availability of liquidity, access to debt and equity markets, and other similar factors
9

As a stakeholder, the Fund has a vested interest in helping the companies in which it invests unlock value by improving corporate practices and being thoughtful stewards of capital. As part of its focus on long-term, active ownership, the Investment Adviser may, in certain circumstances, use proxy voting and engagement as some of the tools available to encourage positive corporate decision making and productive change, where possible
No one factor or consideration is determinative in the fundamental research and stock selection process.
The GSAM Fundamental Equity team employs a fundamental investment process that considers a wide range of factors, and no one factor or consideration is determinative. Traditional fundamental factors that the GSAM Fundamental Equity team may consider include, but are not limited to, cash flows, balance sheet leverage, return on invested capital, industry dynamics, earnings quality and profitability. The GSAM Fundamental Equity team may integrate environmental, social and governance (“ESG”) factors alongside traditional fundamental factors as part of its fundamental research process to seek to assess overall business quality and valuation, as well as potential risks. ESG factors that the GSAM Fundamental Equity team may consider include, but are not limited to, carbon intensity and emissions profiles, community impact, governance practices and board structure. The identification of a risk related to an ESG factor will not necessarily exclude a particular security or sector that, in the GSAM Fundamental Equity team’s view, is otherwise suitable and attractively priced for investment, and the GSAM Fundamental Equity team may invest in a security or sector without integrating ESG factors or considerations into its fundamental investment process. The relevance of specific traditional fundamental factors and ESG factors to the fundamental investment process varies across asset classes, sectors and strategies. The GSAM Fundamental Equity team may utilize data sources provided by third-party vendors and/or engage directly with issuers when assessing the above factors.
Buy/Sell Discipline
The team believes in balancing growth with other important attributes, including reliability of current distributions, credit ratings and leverage and considers those factors when evaluating potential investments.
Similarly, deterioration in growth prospects, falling distribution coverage, limited liquidity in the face of increasing capital expenditure commitments, and rising leverage are examples of signals that the team relies on in deciding whether or not to sell a position.
ADDITIONAL FEES AND EXPENSES INFORMATION
Differences in the “Expense Limitation” ratios across the Fund’s share classes are the result of, among other things, the effect of mathematical rounding on the daily accrual of expense reimbursement, particularly in respect to share classes with small amounts of assets.
Differences in the “Other Expenses” ratios across the Fund’s share classes are the result of, among other things, contractual differences in transfer agency fees and/or the effect of mathematical rounding on the daily accrual of certain expenses, particularly in respect to share classes with small amounts of assets.
ADDITIONAL PERFORMANCE AND BENCHMARK INFORMATION
Note that the “Best Quarter” and “Worst Quarter” figures shown in the “Performance” section of the Fund’s Summary section are applicable only to the time period covered by the bar chart.
These definitions apply to the after-tax returns shown in the “Performance” section of the Fund’s Summary section.
Average Annual Total Returns Before Taxes.  These returns do not reflect taxes on distributions on the Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.
Average Annual Total Returns After Taxes on Distributions.  These returns assume that taxes are paid on distributions on the Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Class A Shares at the end of the performance period.
Average Annual Total Returns After Taxes on Distributions and Sale of Shares.  These returns reflect taxes paid on distributions on the Fund’s Class A Shares and taxes applicable when the shares are redeemed (sold).
Note on Tax Rates.  The after-tax performance figures are calculated using the historically highest individual federal marginal income tax rates at the time of the distributions and do not reflect state and local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.
10

Investment Management Approach
Note on Benchmarks.  References in the Prospectus to the Fund’s Regulatory or Performance Benchmark (or any other benchmark) are for informational purposes only, and unless otherwise noted, are not an indication of how the Fund is managed or the Fund’s risk characteristics.
OTHER INVESTMENT PRACTICES AND SECURITIES
Although the Fund’s principal investment strategies are described in the Fund’s Summary—Principal Strategy and Investment Management Approach—Principal Investment Strategies sections of the Prospectus, the following tables identify some of the investment techniques that may (but are not required to) be used by the Fund in seeking to achieve its investment objectives. Numbers in these tables show allowable usage only; for actual usage, consult the Fund’s most recently filed Form N-CSR. For more information about these and other investment practices and securities, see Appendix A.
The Fund publishes on its website (am.gs.com) complete portfolio holdings for the Fund as of the end of each calendar quarter subject to a fifteen calendar-day lag between the date of the information and the date on which the information is disclosed. In addition, the Fund publishes on its website month-end top ten holdings subject to a fifteen calendar-day lag between the date of the information and the date on which the information is disclosed. In addition, a description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI.
11

10  Percent of total assets (including securities lending collateral) (italic type)
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)
•   No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund
Clean Energy Income Fund
Investment Practices
Borrowings	33 1/3
Cross Hedging of Currencies	•
Custodial Receipts and Trust Certificates	•
Equity Swaps	•
Futures Contracts and Options and Swaps on Futures Contracts	•
Illiquid Investments*	15
Investment Company Securities (including ETFs)[1]	10
Options on Foreign Currencies	•
Options[2]	•
Preferred Stock, Warrants and Stock Purchase Rights	•
Repurchase Agreements	•
Securities Lending[3]	33 1/3
Short Sales Against the Box	25
Unseasoned Companies	•
When-Issued Securities and Forward Commitments	•
*
Illiquid investments are any investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investments.
1
This percentage limitation does not apply to the Fund’s investments in investment companies (including ETFs) where a higher percentage limitation is permitted under the Investment Company Act or rules, regulations or exemptive relief thereunder.
2
The Fund may sell call and put options and purchase call and put options on securities and securities indices in which it may invest.
3
The Fund may engage in securities lending.
12

Investment Management Approach

10 Percent of total assets (including securities lending collateral) (italic type)
10 Percent of net assets (including borrowings for investment purposes) (roman type)
•  No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund
Clean Energy Income Fund
Investment Securities
Bank Obligations[1]	•
Commodity-Linked Derivatives Instruments	•
Convertible Securities	•
Corporate Debt Obligations	•
Depository Receipts	•
Derivatives	•
Emerging Country Securities	•
Equity Investments	80+
Fixed Income Securities	20[2]
Foreign Securities	•
Initial Public Offerings	•
Master Limited Partnerships (“MLPs”) Investments	25
Non-Investment Grade Fixed Income Securities[3]	20
Pre-IPO Investments (including late-stage private equity securities)	•
Private Investment in Public Equities (“PIPEs”)	•
Real Estate Investment Trusts (“REITs”)	•
Special Purpose Acquisition Companies (“SPACs”)	•
Structured Securities (which may include equity linked notes)[4]	•
Swaps and Options on Swaps	•
Temporary Investments	•
U.S. Government Securities	•
1
The Fund may invest in bank obligations issued by U.S. or foreign banks.
2
Except as noted under “Non-Investment Grade Fixed Income Securities,” fixed income securities must be investment grade (i.e., BBB– or higher by Standard & Poor’s, Baa3 or higher by Moody’s or have a comparable credit rating by another NRSRO or, if unrated, determined by the Investment Adviser to be of comparable credit quality).
3
May be BB+ or lower by Standard & Poor’s, Ba1 or lower by Moody’s or have a comparable credit rating by another NRSRO at the time of investment.
4
Structured securities are not subject to the same minimum credit quality requirements as the Fund’s investments in fixed income securities.
13

Risks of the Fund
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other governmental agency. The principal risks of the Fund are discussed in the Summary section of the Prospectus. The following section provides additional information on the risks that apply to the Fund, which may result in a loss of your investment. The risks applicable to the Fund are presented below in alphabetical order, and not in the order of importance or potential exposure. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.
✓ Principal Risk • Additional Risk	Clean Energy Income Fund
Clean Energy Sector	✓
Commodity Sector	•
Credit/Default	•
Cybersecurity	•
Depository Receipts	•
Derivatives	•
Dividend-Paying Investments	✓
Emerging Countries	✓
ESG Integration	•
Foreign	✓
Geographic	•
Industry Concentration	✓
Infrastructure Company	✓
Initial Public Offering (“IPO”)	•
Interest Rate	•
Investment Style	✓
Investments in ETFs	✓
Large Shareholder Transactions	✓
Liquidity	✓
Management	•
Market	✓
Master Limited Partnership	✓
Mid-Cap and Small-Cap	✓
Natural Resources	•
NAV	•
Non-Diversification	✓
Non-Investment Grade Fixed Income Securities	•
Portfolio Turnover Rate	✓
Pre-IPO Investments	•
Private Investment in Public Equities	✓
Regulatory (Volcker Rule)	•
REIT	✓
Special Purpose Acquisition Companies (“SPACs”)	✓
Stock	✓
U.S. Government Securities	•
Utilities Industry	✓
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Clean Energy Sector Risk—The Fund concentrates its investments in the clean energy group of industries, and will therefore be susceptible to adverse economic, business, social, political, environmental, regulatory or other developments affecting that group of industries. Clean energy companies may be more volatile than companies operating in more established industries. Certain valuation methods used to value clean energy companies have not been in widespread use for a significant period of time and may further increase the volatility of certain clean energy company share prices. Clean energy companies and other companies operating in the clean energy group of industries are subject to market and other specific risks, including, among others: fluctuations in commodity prices and/or interest rates; changes in governmental or environmental regulation or policy; reduced availability of clean energy sources or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; seasonal weather conditions, extreme weather or other natural disasters; consumer preferences; and threats of attack by terrorists on
14

Risks of the Fund
certain clean energy assets. Clean energy companies can be significantly affected by the supply of, and demand for, particular energy products, which may result in overproduction or underproduction. Additionally, changes in the regulatory environment for clean energy companies may adversely impact their profitability. Obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants and general economic conditions can significantly affect companies in the clean energy group of industries. Certain investments may be dependent on U.S. and foreign government policies, including tax incentives and subsidies, which may be changed or discontinued at any time. Adhering to the clean energy company criteria and applying the Investment Adviser’s supplemental clean energy analysis may also affect the Fund’s performance relative to other energy sector-focused funds that do not adhere to such criteria or apply such analysis.
Because many clean energy infrastructure companies enter into long-term contracts for energy off-put, if their counterparties experience economic stress, there could be subsequent concerns regarding such long-term contracts. In addition, worsening or extreme weather conditions, such as droughts, severe storms, and floods, could lead to lower utilization of clean energy assets than anticipated at the signing of long-term contracts. Further, as increased capital enters the renewable energy space, combined with decreasing costs, there may be pressure on power pricing, which in turn could result in lower rates of returns on certain projects. The clean energy sector can also be significantly affected by changes in the prices and supplies of other energy fuels, energy conservation, the success of exploration projects, tax and other government regulations.
Certain factors may result negatively contribute to the growth of the clean energy group of industries, including changes in government policy to no longer focus on clean energy could result in reduced capital investment in the sector. In addition, long-term clean energy infrastructure growth is largely dependent on battery storage technology, which today is insufficient to meet long-term policy goals. Moreover, due to the volume of clean energy infrastructure needed to meet such policy goals, construction slowdowns or the inability to construct projects on time could result in reduced growth for the clean energy group of industries.
◼
Commodity Sector Risk—Exposure to the commodities markets may subject the Fund to greater volatility than investments in more traditional securities. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and other restrictions on trade, sanctions and international economic, business, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies and global events such as war, military conflict and geopolitical disputes. The energy sector can be significantly affected by changes in the prices and supplies of oil and other energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations, policies of the Organization of Petroleum Exporting Countries (“OPEC”) and relationships among OPEC members and between OPEC and oil-importing nations. The metals sector can be affected by sharp price volatility over short periods caused by global economic, financial and political factors, resource availability, government regulation, economic cycles, changes in inflation or expectations about inflation in various countries, interest rates, currency fluctuations, metal sales by governments, central banks or international agencies, investment speculation and fluctuations in industrial and commercial supply and demand. Commodity-linked investments are often offered by companies in the financial services sector, including the banking, brokerage and insurance sectors. As a result, events affecting issuers in the financial services sector may cause the Fund’s share value to fluctuate. Although investments in commodities typically move in different directions than traditional equity and debt securities, when the value of those traditional securities is declining due to adverse economic conditions, there is no guarantee that these investments will perform in that manner, and at certain times the price movements of commodity-linked investments have been parallel to those of debt and equity securities.
◼
Credit/Default Risk—An issuer or guarantor of fixed income securities or instruments held by the Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal or default on any other obligation. The credit quality of the Fund’s portfolio securities or instruments may meet the Fund’s credit quality requirements at the time of purchase but then deteriorate thereafter, and such a deterioration can occur rapidly. In certain instances, the downgrading or default of a single holding or guarantor of the Fund’s holdings may impair the Fund’s liquidity and have the potential to cause significant NAV deterioration. These risks are heightened in market environments where interest rates are rising as well as in connection with the Fund’s investments in non-investment grade fixed income securities.
◼
Cybersecurity Risk—The Fund may be susceptible to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among others, stealing or corrupting confidential information and other data that is maintained online or digitally for financial gain, denial-of-service attacks on websites causing operational disruption, and the unauthorized release of confidential information and other data. Cyber-attacks have the ability to cause significant disruptions and impact business operations; to result in financial losses; to prevent shareholders from transacting business; to interfere with the Fund’s calculation of NAV; and to lead to violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs. Cyber-attacks affecting the Fund or its Investment Adviser, custodian, Transfer Agent, or other third-party service providers may adversely impact the Fund and its shareholders.
15

◼
Depositary Receipts Risk—Foreign securities may trade in the form of Depositary Receipts. To the extent the Fund acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipts to issue and service such unsponsored Depositary Receipts, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depositary Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depositary Receipts and the underlying securities are quoted. The Fund will not invest in any Depositary Receipts that the Investment Adviser deems to be illiquid or for which pricing information is not readily available. The issuers of Depositary Receipts may discontinue issuing new Depositary Receipts and withdraw existing Depositary Receipts at any time, which may result in costs and delays in the distribution of the underlying assets to the Fund and may negatively impact the Fund’s performance.
◼
Derivatives Risk—The Fund’s use of options, futures, options on futures, forwards, swaps, options on swaps, structured securities and other s and similar instruments (collectively referred to in this paragraph as “derivatives”) may result in losses, including due to adverse market movements. Derivatives, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may increase market exposure and be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying assets or instruments may produce disproportionate losses to the Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill, or lacks the capacity or authority to fulfill, its contractual obligations, liquidity risk, which includes the risk that the Fund will not be able to close its derivatives position when it is advantageous to do so, and risks arising from margin requirements, which include the risk that the Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. The Fund may use derivatives for both hedging and non-hedging purposes.
The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments, and there is no guarantee that the use of derivatives will achieve their intended result. If the Investment Adviser is incorrect in its expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, the use of derivatives could result in losses, which in some cases may be significant. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of the derivatives or other instruments used by the Investment Adviser to replicate the performance of a particular asset class may not accurately track the performance of that asset class.
The use of derivatives is also subject to operational and legal risks. Operational risks generally refer to risks related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error. Legal risks generally refer to risks of loss resulting from insufficient documentation or legality or enforceability of a contract.
◼
Dividend-Paying Investments Risk—The Fund’s investments in dividend-paying securities could cause the Fund to underperform other funds that invest in similar asset classes but employ a different investment style. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. For example, in response to the outbreak of a novel strain of coronavirus (known as COVID-19), the U.S. Government passed the Coronavirus Aid, Relief and Economic Security Act in March 2020, which established loan programs for certain issuers impacted by COVID-19. Among other conditions, borrowers under these loan programs are generally restricted from paying dividends. The adoption of new legislation could further limit or restrict the ability of issuers to pay dividends. To the extent that dividend-paying securities are concentrated in only a few market sectors, the Fund may be subject to the risks of volatile economic cycles and/or conditions or developments that may be particular to a sector to a greater extent than if its investments were diversified across different sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. A sharp rise in interest rates or an economic downturn could cause an issuer to abruptly reduce or eliminate its dividend. This may limit the ability of the Fund to produce current income.
◼
Emerging Countries Risk—Investments in securities of issuers located in, or otherwise economically tied to, emerging countries are subject to the risks associated with investments in foreign securities. The securities markets of most emerging countries are less liquid, developed and efficient, are subject to greater price volatility, and have smaller market capitalizations. In addition, emerging markets and frontier countries may have more or less government regulation and generally do not impose as extensive and frequent accounting, auditing, financial and other reporting requirements as the securities markets of more developed countries. As a result, there could be less information available about issuers in emerging and frontier market countries, which could negatively affect the Investment Adviser’s ability to evaluate local companies or their potential impact on the Fund’s performance. Further, investments in securities of issuers located in certain emerging countries involve the risk of loss resulting from problems in share registration,
16

Risks of the Fund
settlement or custody, substantial economic, political and social disruptions and the imposition of exchange controls (including repatriation restrictions). The legal remedies for investors in emerging and frontier markets may be more limited than the remedies available in the U.S., and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited. These risks are not normally associated with investments in more developed countries. For more information about these risks, see Appendix A.
◼
Energy Sector Risk—The Fund concentrates its investments in the energy sector, and will therefore be susceptible to adverse economic, business, social, political, environmental, regulatory or other occurrences affecting that sector. The energy sector has historically experienced substantial price volatility. At times, the performance of these investments may lag the performance of other sectors or the market as a whole. MLPs, energy infrastructure companies and other companies operating in the energy sector are subject to market or other specific risks, including, among others: fluctuations in commodity prices and/or interest rates; increased governmental or environmental regulation or policy; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; declines in domestic or foreign production or consumption; slowdowns in new construction; extreme weather or other natural disasters; consumer preferences; and threats of attack by terrorists and state-sponsored actors on energy assets. Energy companies can be significantly affected by the supply of, and demand for, particular energy products (such as oil and natural gas), which may result in overproduction or underproduction. Additionally, changes in the regulatory environment for energy companies may adversely impact their profitability. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy companies.
During periods of heightened volatility, energy producers that are burdened with debt may seek bankruptcy relief. Bankruptcy laws may permit the revocation or renegotiation of contracts between energy producers and MLPs/energy infrastructure companies, which could have a dramatic impact on the ability of MLPs/energy infrastructure companies to pay distributions to its investors, including the Fund, which in turn could impact the ability of the Fund to pay dividends and dramatically impact the value of the Fund’s investments.
MLPs may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. Changes in existing laws, regulations or enforcement policies governing the energy sector could significantly increase the compliance costs of MLPs. Certain MLPs could, from time to time, be held responsible for implementing remediation measures, the cost of which may not be recoverable from insurance. The Fund will select its investments in MLPs from the current small pool of issuers. Demand for investment opportunities in MLPs that operate energy-related businesses may exceed supply, which could make it difficult to operate the Fund.
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ESG Integration Risk—The Investment Adviser employs a fundamental investment process that may integrate ESG factors with traditional fundamental factors. The relevance and weightings of specific ESG factors to or within the fundamental investment process varies across asset classes, sectors and strategies and no one factor or consideration is determinative. When integrating ESG factors into the investment process, the Investment Adviser may rely on third-party data that it believes to be reliable, but it does not guarantee the accuracy of such third-party data. ESG information from third-party data providers may be incomplete, inaccurate or unavailable, which may adversely impact the investment process. Moreover, ESG information, whether from an external and/or internal source, is, by nature and in many instances, based on a qualitative and subjective assessment. An element of subjectivity and discretion is therefore inherent to the interpretation and use of ESG data. The process for conducting ESG assessments and implementation of ESG views in client/fund portfolios, including the format and content of such analysis and the tools and/or data used to perform such analysis, may also vary among the Investment Adviser’s portfolio management teams. While the Investment Adviser believes that the integration of material ESG factors into the Fund’s investment process has the potential to identify financial risks and contribute to the Fund’s long-term performance, ESG factors may not be considered for each and every investment decision, and there is no guarantee that the integration of ESG factors will result in better performance. Investors can differ in their views of what constitutes positive or negative ESG characteristics. Moreover, the current lack of common standards may result in different approaches to integrating ESG factors. As a result, the Fund may invest in companies that do not reflect the beliefs and values of any particular investor. The Investment Adviser’s approach to ESG integration may evolve and develop over time, both due to a refinement of investment decision-making processes to address ESG factors and risks, and because of legal and regulatory developments.
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Foreign Risk—When the Fund invests in foreign securities, it may be subject to risk of loss not typically associated with U.S. issuers. Loss may result because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; less liquid, developed or efficient trading markets; greater volatility; and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from, among other things, deteriorating economic and business conditions in other countries, including the United States, regional and global conflicts, the imposition of sanctions, exchange controls (including repatriation restrictions), foreign taxes, confiscation of assets and property, trade restrictions (including tariffs), expropriations and other government restrictions by the United States and other governments, higher transaction costs, difficulty enforcing contractual obligations or from problems in share registration, settlement or custody. The type and severity of sanctions and other similar
17

measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. These types of measures may include, but are not limited to, banning a sanctioned country from global payment systems that facilitate cross-border payments, restricting the settlement of securities transactions by certain investors, and freezing the assets of particular countries, entities, or persons. The imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country, downgrades in the credit ratings of the sanctioned country or companies located in or economically tied to the sanctioned country, devaluation of the sanctioned country’s currency, and increased market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. The Fund or the Investment Adviser may determine not to invest in, or may limit its overall investment in, a particular issuer, country or geographic region due to, among other things, heightened risks regarding sanctions, repatriation restrictions, confiscation of assets and property, expropriation or nationalization. Geopolitical developments in certain countries in which a Fund may invest have caused, or may in the future cause, significant volatility in financial markets. These and other geopolitical developments, including regional armed conflict in Europe and elsewhere, could negatively impact the value of the Fund’s investments.
The Fund's investments in foreign securities may also be subject to foreign currency risk, the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund may have exposure to foreign currencies) to decline in value. Foreign risks will normally be greatest when the Fund invests in securities of issuers located in emerging countries. For more information about these risks, see Appendix A.
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Geographic Risk—If  the Fund focuses its investments in securities of issuers located in a particular country or geographic region,  the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.
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Industry Concentration Risk—The Fund concentrates its investments in the clean energy group of industries, which has historically experienced substantial price volatility. Concentrating Fund investments in issuers conducting business in the same industry or group of industries will subject the Fund to a greater risk of loss as a result of adverse economic, business, political, environmental or other developments than if its investments were diversified across different industries.
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Infrastructure Company Risk—Infrastructure companies are susceptible to various factors that may negatively impact their businesses or operations, including costs associated with compliance with and changes in environmental, governmental and other regulations, rising interest costs in connection with capital construction and improvement programs, government budgetary constraints that impact publicly funded projects, the effects of general economic conditions throughout the world, surplus capacity and depletion concerns, increased competition from other providers of services, uncertainties regarding the availability of fuel and other natural resources at reasonable prices, the effects of energy conservation policies, unfavorable tax laws or accounting policies and high leverage.
Infrastructure companies will also be affected by innovations in technology that could render the way in which a company delivers a product or service obsolete, significant changes to the number of ultimate end-users of a company’s products, inexperience with and potential losses resulting from a developing deregulatory environment, increased susceptibility to terrorist attacks and natural or man-made disasters and other natural risks (including earthquakes, floods, lightning, hurricanes, tsunamis and wind). Infrastructure companies also face operating risks, including the risk of fire, explosions, leaks, mining and drilling accidents or other catastrophic events.
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IPO Risk—The market value of shares issued in an IPO may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about a company’s business model, quality of management, earnings growth potential, and other criteria used to evaluate its investment prospects. The purchase of IPO shares may involve high transaction costs. Investments in IPO shares, which are subject to market risk and liquidity risk, involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.
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Interest Rate Risk—When interest rates increase, fixed income securities or instruments held by the Fund (which may include inflation protected securities) will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates and/or volatility. In addition, changes in monetary
18

Risks of the Fund
policy may exacerbate the risks associated with changing interest rates. Funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than funds with a shorter average portfolio duration. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.
It is difficult to predict the magnitude, timing or direction of interest rate changes and the impact these changes will have on the markets in which the Fund invests.
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Investment Style Risk—Different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles. The Fund intends to employ a blend of growth and value investment styles depending on market conditions, either of which may fall out of favor from time to time. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Growth companies are often expected by investors to increase their earnings at a certain rate. When these expectations are not met, investors can punish the stocks inordinately even if earnings showed an absolute increase. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.
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Investments in ETFs Risk—The Fund may also invest directly in affiliated and/or unaffiliated ETFs. The Fund’s investments in these ETFs will be subject to limitations and/or conditions prescribed by the Investment Company Act or rules, regulations or exemptive relief thereunder.
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Large Shareholder Transactions Risk—The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to the Fund and shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.
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Liquidity Risk—The Fund may invest in securities or instruments that trade in lower volumes, that are less liquid than other investments and/or that may become illiquid or less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The Fund’s transactions in securities that trade in lower volumes may be executed over a period of time, which could impact the prices at which the Fund transacts. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security or instrument at all. An inability to sell one or more portfolio positions can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.
Illiquidity can be caused by a drop in overall market trading volume, an inability to find a willing buyer, or legal restrictions on the securities’ resale. To the extent that the traditional dealer counterparties that engage in fixed income trading do not maintain inventories of bonds (which provide an important indication of their ability to “make markets”) that keep pace with the growth of the bond markets over time, relatively low levels of dealer inventories could lead to decreased liquidity and increased volatility in the fixed income markets. Additionally, market participants other than the Fund may attempt to sell fixed income holdings at the same time as the Fund, which could cause downward pricing pressure and contribute to decreased liquidity.
During certain periods, the liquidity of particular issuers or industries, or all securities within particular investment categories, may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events (including periods of rapid interest rate changes), or adverse investor perceptions, whether or not accurate.
Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, declining prices of the securities sold, an unusually high volume of redemption requests, or other reasons. The Fund reserves the right to meet redemption requests through in-kind distributions. While a Fund may pay redemptions in kind in the future, the Fund may instead choose to raise cash to meet redemption requests through sales of portfolio securities or permissible borrowings. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests.
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Certain shareholders, including clients or affiliates of the Investment Adviser and/or other funds managed by the Investment Adviser, may from time to time own or control a significant percentage of a Fund’s shares. Redemptions by these shareholders of their shares of a Fund may further increase the Fund’s liquidity risk and may impact the Fund’s NAV. These shareholders may include, for example, institutional investors, funds of funds, discretionary advisory clients and other shareholders whose buy-sell decisions are controlled by a single decision-maker.
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Management Risk—A strategy used by the Investment Adviser may fail to produce the intended results.
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Market Risk—The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors, governments or countries and/or general economic conditions throughout the world. Price changes may be temporary or last for extended periods. The Fund’s investments may be overweighted from time to time in one or more sectors, countries or regions, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors, countries or regions.
Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Furthermore, local, regional and global events such as war, military conflict, geopolitical disputes, acts of terrorism, social or political unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, sanctions or the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments, could also adversely impact issuers, markets and economies, including in ways that cannot necessarily be foreseen. The Fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such conditions, events and actions may result in greater market risk.
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Master Limited Partnership Risk— Investments in securities of an MLP involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price, resulting from regulatory changes or other reasons. Certain MLP securities may trade in lower volumes due to their smaller capitalizations. Accordingly, those MLPs may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price. Investment in those MLPs may restrict a Fund’s ability to take advantage of other investment opportunities. MLPs are generally considered interest-rate sensitive investments that generally rely on capital markets to finance capital expenditures and growth opportunities. During periods of interest rate volatility, limited capital markets access and/or low commodities pricing, these investments may not provide attractive returns.
To the extent a distribution received by a Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP may be reduced, which will result in an increase in an amount of income or gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes upon the sale of any such interests or upon subsequent distributions in respect of such interests. Furthermore, any return of capital distribution received from the MLP may require a Fund to restate the character of its distributions and amend any shareholder tax reporting previously issued. Moreover, a change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which could result in a reduction of the value of a Fund’s investment in the MLP and lower income to the Fund.
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Mid-Cap and Small-Cap Risk—The securities of mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-capitalization and small-capitalization companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund's portfolio. Generally, the smaller the company size, the greater these risks become.
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Natural Resources Risk—The Fund may invest in MLPs and companies principally engaged in owning or developing non-energy natural resources (including timber and minerals) and industrial materials, or supplying goods or services to such companies. The Fund’s investments in natural resources issuers (including MLPs) will be subject to the risk that prices of these investments may fluctuate widely in response to the level and volatility of commodity prices; exchange rates; import controls; domestic and global competition; environmental regulation and liability for environmental damage; mandated expenditures for safety or pollution control; the success of exploration projects; depletion of resources; tax policies; and other governmental regulation. Investments in natural resources issuers can be significantly affected by changes in the supply of or demand for natural resources. The value of investments in natural resources issuers may be adversely affected by a change in inflation.
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NAV Risk—The NAV of the Fund and the value of your investment will fluctuate.
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Risks of the Fund
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Non-Diversification Risk—The Fund is non-diversified, which means it is permitted to invest a larger percentage of its assets in one or more issuers or in fewer issuers than diversified mutual funds. As a result of the relatively small number of issuers in which the Fund generally invests, it may be subject to greater risks than a more diversified fund. A change in the value of any single investment held by the Fund may have a greater effect on the overall value of the Fund than it would on a diversified mutual fund that holds more investments. In particular, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and may be susceptible to greater losses because of these developments.
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Non-Investment Grade Fixed Income Securities Risk—Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity. These securities structured as zero-coupon bonds or pay-in-kind securities may require the Fund to make taxable distributions of imputed income without receiving any corresponding cash. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund to the extent necessary in order to seek to ensure that it distributes sufficient income that it does not become subject to U.S. federal income or excise tax.
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Portfolio Turnover Rate Risk— A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by the Fund and its shareholders, and is also likely to result in short-term capital gains taxable to shareholders.
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Pre-IPO Investments Risk—The Fund may invest in privately held companies, including companies that may issue shares in IPOs. Investments in pre-IPO shares involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. Investments in these companies are less liquid and difficult to value, and there is significantly less information available about these companies’ business models, quality of management, earnings growth potential, and other criteria used to evaluate their investment prospects. Although there is a potential the pre-IPO shares that the Fund buys may increase in value if the company does issue shares in an IPO, IPOs are risky and volatile and may cause the value of the Fund’s investments to decrease significantly. Moreover, because pre-IPO shares are generally not freely or publicly tradeable, the Fund may not have access to purchase or the ability to sell these shares in the amounts or at the prices the Fund desires. The companies that the Fund anticipates holding successful IPOs may not ever issue shares in an IPO and a liquid market for their shares may never develop, which may negatively affect the price at which the Fund can sell these shares and make it more difficult to sell these shares, which could also adversely affect the Fund’s liquidity.
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Private Investment in Public Equities Risk—The Fund may invest in private investments in public equities (“PIPE”). PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, typically at a discount to the market price of the company’s common stock. In a PIPE transaction, the Fund may bear the price risk from the time of pricing until the time of closing. Equity issued in this manner is often subject to transfer restrictions and is therefore relatively less liquid than equity issued through a registered public offering. In a PIPE transaction, the Fund may bear the price risk from the time of pricing until the time of closing. The Fund may be subject to lock-up agreements that prohibit transfers for a fixed period of time. In addition, because the sale of the securities in a PIPE transaction is not registered under the Securities Act, the securities are “restricted” and cannot be immediately resold by the investors into the public markets. The Fund may enter into a registration rights agreement with the issuer pursuant to which the issuer commits to file a resale registration statement allowing the Fund to publicly resell its securities. Accordingly, PIPE securities may be deemed illiquid. However, the ability of the Fund to freely transfer the shares is conditioned upon, among other things, the SEC’s preparedness to declare the resale registration statement effective covering the resale, from time to time, of the shares sold in the private financing and the issuer’s right to suspend the Fund’s use of the resale registration statement if the issuer is pursuing a transaction or some other material non-public event is occurring. Accordingly, PIPE securities may be subject to risks associated with illiquid investments.
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Regulatory Risk (Volcker Rule)—Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the rules issued thereunder (also known as the “Volcker Rule”) prohibit banking entities, such as The Goldman Sachs Group, Inc. (“Goldman”) and its affiliates, including the Investment Adviser, from engaging in certain trading activities involving their own capital (also known as “proprietary trading”). These prohibitions may include certain restrictions on the extent to which Goldman and/or its affiliates may own shares of the Fund. If Goldman or its affiliates own 25% or more of the outstanding shares of the Fund longer than three years from the Fund’s launch date, the Fund may be subject to these proprietary trading restrictions, which include restrictions on the ability to purchase and sell securities on a short term basis. As of the date of the Prospectus, Goldman and/or its affiliates own more than 25% of the outstanding shares of the Fund. Reducing the seed capital in the Fund to address these trading restrictions may prevent the Fund from pursuing its investment objective, may restrict the Fund’s activities and may prevent the
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Fund from retaining enough capital to engage in certain investment strategies, which could have a negative impact on the Fund’s performance. In addition, if Goldman or its affiliates reduce their interest in the Fund, the Fund may be subject to transaction costs, losses and adverse tax consequences and may be forced to liquidate prematurely, among other things.
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REIT Risk—Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. For example, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management or development of the underlying properties. The underlying properties may be subject to mortgage loans, which may also be subject to the risks of default.  REITs may also fail to qualify for tax free pass-through of income or may fail to maintain their exemptions from investment company registration.  Securities of such issuers may lack sufficient market liquidity to enable  the Fund  to effect sales at an advantageous time or without a substantial drop in price.
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Special Purpose Acquisition Companies Risk—The Fund may invest in stock, warrants, and other securities of SPACs. A SPAC is typically a publicly traded company that raises funds through an IPO for the purpose of acquiring or merging with another company to be identified subsequent to the SPAC’s IPO. Because SPACs and similar entities are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. An investment in a SPAC is subject to a variety of risks, including that (i) prior to any acquisition or merger, a SPAC’s assets are typically invested in U.S. government securities, money market funds and similar investments whose returns or yields may be significantly lower than those of the Fund’s other investments; (ii) the Fund generally will not receive significant income from its investments in SPACs (both prior to and after any acquisition or merger) and, therefore, the Fund’s investments in SPACs will not significantly contribute to the Fund’s distributions to shareholders; (iii) attractive acquisition or merger targets may become scarce if the number of SPACs seeking to acquire operating businesses increases; (iv) an attractive acquisition or merger target may not be identified at all, in which case the SPAC will be required to return any remaining monies to shareholders (unless such shareholders approve alternative arrangements), and the Fund may be subject to opportunity costs to the extent that alternative investments would have produced higher returns; (v) if an acquisition or merger target is identified, the Fund may elect not to participate in, or vote to approve, the proposed transaction or the Fund may be required to divest its interests in the SPAC, due to regulatory or other considerations, in which case the Fund may not reap any resulting benefits; (vi) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (vii) an investment in a SPAC may be diluted by additional, later offerings of securities by the SPAC or by other investors exercising existing rights to purchase securities of the SPAC; (viii) a significant portion of the funds raised by the SPAC may be expended during the search for a target acquisition or merger; (ix) only a thinly traded market for shares of or interests in a SPAC may develop, or there may be no market at all, leaving the Fund unable to sell its interest in a SPAC or to sell its interest only at a lower price; and (x) the values of investments in SPACs may be highly volatile and may depreciate significantly over time. In addition, the Fund may obtain certain private rights and other interests issued by a SPAC (commonly referred to as “founder shares”), which may be subject to forfeiture or expire worthless and which generally have more limited liquidity than SPAC shares issued in an IPO.
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Stock Risk—Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future. Stock prices may fluctuate from time to time in response to the activities of individual companies and in response to general market and economic conditions. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments, and the stock prices of such companies may suffer a decline in response.
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U.S. Government Securities Risk—The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities issued by those agencies, instrumentalities and sponsored enterprises, including those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks, are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that issuers of U.S. Government Securities will not have the funds to meet their payment obligations in the future. Fannie Mae and Freddie Mac have been operating under conservatorship, with the Federal Housing Finance Agency (“FHFA”) acting as their conservator, since September 2008. The entities are dependent upon the continued support of the U.S. Department of the Treasury and FHFA in order to continue their business operations. These factors, among others, could affect the future status and role of Fannie Mae and Freddie Mac and the value of their securities and the securities which they guarantee. Additionally, the U.S. government and its agencies and instrumentalities do not guarantee the market values of their securities, which may fluctuate.
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Risks of the Fund
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Utilities Industry Risk—Securities in the utilities industry can be very volatile and can be impacted significantly by supply and demand for services or fuel, government regulation, conservation programs, commodity price fluctuations and other factors. Government regulation of utility companies may limit those companies’ profits or the dividends they can pay to investors. In addition, utility companies may face regulatory restrictions with respect to expansion to new markets, limiting their growth potential. Technological developments may lead to increased competition, which could impact a company’s performance.
More information about the Fund’s portfolio securities and investment techniques, and its associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.
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Service Providers

INVESTMENT ADVISER

Investment Adviser	Fund
Goldman Sachs Asset Management, L.P. (“GSAM”) 200 West Street New York, NY 10282	Clean Energy Income Fund
GSAM has been registered as an investment adviser with the SEC since 1990 and is an indirect, wholly-owned subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman Sachs. Founded in 1869, The Goldman Sachs Group, Inc. is a publicly-held financial holding company and a leading global investment banking, securities and investment management firm. As of December 31, 2024, GSAM, including its investment advisory affiliates, had assets under supervision of approximately $2.82 trillion.
The Investment Adviser provides day-to-day advice regarding the Fund’s portfolio transactions. The Investment Adviser makes the investment decisions for the Fund and places purchase and sale orders for the Fund’s portfolio transactions in the U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any executing brokers, dealers, futures commission merchants or other counterparties, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Fund, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs (subject to legal, internal, regulatory and Chinese Wall restrictions), and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.
The Investment Adviser also performs the following additional services for the Fund (to the extent not performed by others pursuant to agreements with the Fund):
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Supervises all non-advisory operations of the Fund
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Provides personnel to perform necessary executive, administrative and clerical services to the Fund
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Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities
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Maintains the records of the Fund
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Provides office space and all necessary office equipment and services
An investment in the Fund may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. The use of certain investment strategies that involve manual or additional processing, such as over-the-counter derivatives, increases these risks. Although the Fund attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The Fund and its shareholders could be negatively impacted as a result.
From time to time, Goldman Sachs or its affiliates may invest “seed” capital in the Fund. These investments are generally intended to enable the Fund to commence investment operations and achieve sufficient scale. Goldman Sachs and its affiliates may hedge the exposure of the seed capital invested in the Fund by, among other things, taking an offsetting position in the benchmark of the Fund.
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Service Providers

MANAGEMENT FEES AND OTHER EXPENSES
As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rate listed below (as a percentage of the Fund’s average daily net assets):
Fund	Contractual Management Fee Annual Rate	Average Daily Net Assets	Actual Rate For the Fiscal Period Ended November 30, 2024*
Clean Energy Income Fund	0.80%	First $1 Billion	0.80%
	0.72%	Next $1 Billion
	0.68%	Next $3 Billion
	0.67%	Next $3 Billion
	0.66%	Over $8 Billion
*
The Actual Rate may not correlate to the Contractual Management Fee Annual Rate as a result of management fee waivers that may be in effect from time to time.
The Investment Adviser may waive a portion of its management fee, including fees earned as an investment adviser to any affiliated funds in which the Fund may invest, from time to time, and may discontinue or modify any such waivers in the future, consistent with the terms of any fee waiver arrangements that may be in place.
A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Fund is available in the Fund’s Form N-CSR dated November 30, 2024.
The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.054% of average daily net assets for the Fund through at least March 30, 2026, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. The expense limitation may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so. The Fund’s “Other Expenses” may be further reduced by any custody and transfer agency fee credits received by the Fund.
FUND MANAGERS
The individuals jointly and primarily responsible for the day-to-day management of the Fund are listed below. The Fund's portfolio managers' individual responsibilities may differ and may include, among other things, security selection, asset allocation, risk budgeting and general oversight of the management of the Fund’s portfolios.
Fundamental Equity Team
Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
Kristin Kuney, CFA Managing Director	Portfolio Manager— Clean Energy Income	Since 2022	Ms. Kuney joined the Investment Adviser in 2000. She is a portfolio manager on the Fundamental Equity Team.
Ben Okin Vice President	Portfolio Manager— Clean Energy Income	Since 2020	Mr. Okin joined the Investment Adviser in 2014. He is a portfolio manager on the Fundamental Equity Team.
For information about portfolio manager compensation, other accounts managed by the portfolio managers and portfolio manager ownership of securities in the Fund, see the SAI.
DISTRIBUTOR AND TRANSFER AGENT
Goldman Sachs, 200 West Street, New York, NY 10282, serves as the exclusive distributor (the “Distributor”) of the Fund's shares. Goldman Sachs, 71 South Wacker Drive, Suite 1200, Chicago, IL 60606, also serves as the Fund's transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.
For its transfer agency services, Goldman Sachs is entitled to receive a transfer agency fee equal, on an annualized basis, to 0.03% of average daily net assets with respect to Class R6 Shares, 0.04% of average daily net assets with respect to the Institutional Shares and 0.15% of average daily net assets with respect to the Class A, Class C, and Investor Shares.
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From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Fund. Goldman Sachs and its affiliates reserve the right to redeem at any time some or all of the shares acquired for their own accounts.
ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS
The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs will present conflicts of interest with respect to the Fund and will, under certain circumstances, limit the Fund’s investment activities. Goldman Sachs is a worldwide, full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and individuals. As such, it acts as a broker-dealer, investment adviser, investment banker, underwriter, research provider, administrator, financier, adviser, market maker, trader, prime broker, derivatives dealer, clearing agent, lender, counterparty, agent, principal, distributor, investor or in other commercial capacities for accounts or companies (including Fund portfolio companies) or affiliated or unaffiliated investment funds (including pooled investment vehicles and private funds) in which one or more accounts, including the Fund, invest. In those and other capacities, Goldman Sachs and its affiliates advise and deal with clients and third parties in all markets and transactions and purchase, sell, hold and recommend a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for their own accounts or for the accounts of their customers and have other direct and indirect interests in the global fixed income, currency, commodity, equities, bank loans and other markets and the securities and issuers in which the Fund may directly and indirectly invest. Thus, it is expected that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs and its affiliates perform or seek to perform investment banking or other services. The Investment Adviser and/or certain of its affiliates are the managers of the Goldman Sachs Funds (as defined below). The Investment Adviser and its affiliates earn fees from this and other relationships with the Fund. Although management fees paid by the Fund to the Investment Adviser and certain other fees paid to the Investment Adviser’s affiliates are based on asset levels, the fees are not directly contingent on Fund performance, and the Investment Adviser and its affiliates will still receive significant compensation from the Fund even if shareholders lose money. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Fund and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Fund. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund. The results of the Fund’s investment activities, therefore, will likely differ from those of Goldman Sachs, its affiliates, and other accounts managed by Goldman Sachs, and it is possible that the Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Fund may enter into transactions in which Goldman Sachs and its affiliates or their other clients have an adverse interest. For example, the Fund may take a long position in a security at the same time that Goldman Sachs and its affiliates or other accounts managed by the Investment Adviser or its affiliates take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may, individually or in the aggregate, adversely impact the Fund. Transactions by one or more Goldman Sachs-advised clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund. The Fund’s activities will, under certain circumstances, be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs and its affiliates also provide a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it are expected to create markets or specialize in, have positions in and/or effect transactions in, securities of issuers held by the Fund, and will likely also perform or seek to perform investment banking and financial services for one or more of those issuers. Goldman Sachs and its affiliates are expected to have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund. For more information about conflicts of interest, see the section titled “Potential Conflicts of Interest” in the SAI.
The Fund will, from time to time, make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Fund’s portfolio investment transactions, in accordance with applicable law.
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Distributions
The Fund pays distributions from its net investment income and from net realized capital gains. You may choose to have distributions paid in:
◼
Cash
◼
Additional shares of the same class of the Fund
◼
Shares of the same or an equivalent class of another Goldman Sachs Fund. Special restrictions may apply. See the SAI.
You may indicate your election on your account application. Any changes may be submitted in writing, or via telephone in some instances, to the Transfer Agent (either directly or through your Authorized Institution) at any time before the record date for a particular distribution. If you do not indicate any choice, your distributions will be reinvested automatically in the Fund. If cash distributions are elected with respect to the Fund’s distributions from net investment income, then cash distributions must also be elected with respect to the net short-term capital gains component, if any, of the Fund’s annual distributions.
The election to reinvest distributions in additional shares will not affect the tax treatment of such distributions, which will be treated as received by you and then used to purchase the shares.
Distributions from net investment income and from net capital gains of the Fund, if any, are normally declared and paid at least semi-annually and annually, respectively. In addition, the Fund may occasionally make a distribution at a time when it is not normally made.
In addition to the net investment income dividends declared and paid at least semi-annually, the Fund may also earn additional net investment income throughout the year. Any additional net investment income will be distributed annually as a declared event and paid to shareholders of record for such events.
From time to time a portion of the Fund’s distributions may constitute a return of capital for tax purposes, and/or may include amounts in excess of the Fund’s net investment income for the period calculated in accordance with generally accepted accounting principles (GAAP).
When you purchase shares of the Fund, part of the NAV per share may be represented by undistributed income and/or realized gains that have previously been earned by the Fund. Therefore, subsequent distributions on such shares from such income and/or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.
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Shareholder Guide
The following section will provide you with answers to some of the most frequently asked questions regarding buying and selling the Fund's shares.
How To Buy Shares
Shares Offering
Shares of the Fund are continuously offered through the Distributor. The Fund and the Distributor will have the sole right to accept orders to purchase shares and reserve the right to reject any purchase order in whole or in part.
How Can I Purchase Shares Of The Fund?
You may purchase shares of the Fund through certain intermediaries that have a relationship with Goldman Sachs, including banks, trust companies, brokers, registered investment advisers and other financial institutions (“Intermediaries”). Certain Intermediaries have been authorized by Goldman Sachs Trust (the “Trust”) to accept purchase, redemption or exchange orders on behalf of the Fund for their customers (“Authorized Institutions”), and if approved by the Fund, may designate other financial intermediaries to accept such orders. You should contact your Intermediary to learn whether it is authorized to accept orders on behalf of the Fund (i.e., an Authorized Institution). In order to make an initial investment in a Fund you must furnish to your Intermediary the information in the account application.
The decision as to which class to purchase depends on the amount you invest, the intended length of the investment and your personal situation. You should contact your Intermediary to discuss which share class option is right for you.
Note: Intermediaries may receive different compensation for selling different share classes.
To open an account, contact your Intermediary. Customers of an Intermediary will normally give their order instructions to the Intermediary, and the Intermediary will, in turn, place the order with the Transfer Agent. Intermediaries are responsible for transmitting accepted orders and payments to the Transfer Agent within the time period agreed upon by them and will set times by which orders and payments must be received by them from their customers. The Trust, Transfer Agent, Investment Adviser and their affiliates will not be responsible for any loss in connection with orders that are not transmitted to the Transfer Agent by an Intermediary on a timely basis.
A Fund will be deemed to have received an order for purchase, redemption or exchange of Fund shares when the order is accepted in “proper form” by the Transfer Agent (or, if applicable, by an Authorized Institution) on a business day, and the order will be priced at the Fund’s current NAV per share (adjusted for any applicable sales charge) next determined after acceptance by the Transfer Agent (or, if applicable, by an Authorized Institution). For shareholders that place trades directly with a Fund’s Transfer Agent, proper form generally means that specific trade details and customer identifying information must be received by the Transfer Agent at the time an order is submitted. Intermediaries of the Fund may have different requirements regarding what constitutes proper form for trade instructions. Please contact your Intermediary for more information.
For purchases by check, the Fund will not accept checks drawn on foreign banks, third party checks, temporary checks, cash or cash equivalents; e.g., cashier’s checks, official bank checks, money orders, traveler’s cheques or credit card checks. In limited situations involving the transfer of retirement assets, a Fund may accept cashier’s checks or official bank checks.
Investor Shares are not sold directly to the public. Instead, Investor Shares generally are available only to Section 401(k), 403(b), 457, profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, non-qualified deferred compensation plans and non-qualified pension plans or other employee benefit plans (including health savings accounts) or SIMPLE plans that are sponsored by one or more employers (including governmental or church employers) or employee organizations (“Employee Benefit Plans”). Investor Shares may also be sold to accounts established under a fee-based program that is sponsored and maintained by an Intermediary that has entered into a contractual relationship with Goldman Sachs to offer such shares through such programs (“Eligible Fee-Based Program”). Investor Shares are not available to traditional and Roth Individual Retirement Accounts (“IRAs”), SEPs and SARSEPs; except that Investor Shares are available to such accounts or plans to the extent they are purchased through an Eligible Fee-Based Program. Employee Benefit Plans and Eligible Fee-Based Programs must purchase Investor Shares through an Intermediary using a plan level or omnibus account.
Employee Benefit Plans generally may open an account and purchase Investor Shares through Intermediaries, financial planners, Employee Benefit Plan administrators and other financial intermediaries. Investor Shares may not be available through certain Intermediaries.
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Shareholder Guide
Class R6 Shares are generally available to the following investors who purchase shares of the Fund through certain Intermediaries that have a contractual relationship with Goldman Sachs, including banks, trust companies, brokers, registered investment advisers and other financial institutions, using a plan level or omnibus account, unless otherwise noted below.
◼
Investors who purchase Class R6 Shares through an Eligible Fee-Based Program;
◼
Employee Benefit Plans;
◼
Registered investment companies or bank collective trusts investing directly with the Transfer Agent;
◼
Institutional investors, including companies, foundations, endowments, municipalities, trusts and other entities, investing at least $5,000,000 directly with the Transfer Agent; and
◼
Other investors at the discretion of the Trust’s officers.
Class R6 Shares may not be available through certain Intermediaries. For the purposes of Class R6 Shares eligibility, the term “Intermediary” does not include Goldman Sachs or its affiliates and Class R6 Shares will not be available to clients of Goldman Sachs Private Wealth Management, The Goldman Sachs Trust Company, N.A., The Goldman Sachs Trust Company of Delaware or Goldman Sachs Wealth Services, L.P.
What Is My Minimum Investment In The Fund?
For each of your accounts investing in Class A or Class C Shares, the following investment minimums must be met:
	Initial	Additional*
Regular Accounts	$1,000	$50
Employee Benefit Plans	No Minimum	No Minimum
Uniform Gift/Transfer to Minors Accounts (UGMA/UTMA)	$250	$50
Individual Retirement Accounts and Coverdell ESAs	$250	$50
Automatic Investment Plan Accounts	$250	$50
*
No minimum additional investment requirements are imposed with respect to investors trading through Intermediaries who aggregate shares in omnibus or similar accounts (e.g., employee benefit plan accounts, wrap program accounts or traditional brokerage house accounts). A maximum purchase limitation of $1,000,000 in the aggregate normally applies to purchases of Class C Shares across all Goldman Sachs Funds.
For Institutional Shares, the minimum initial investment is $1,000,000 for individual or Institutional Investors, alone or in combination with other assets under the management of the Investment Adviser and its affiliates, except that no initial minimum will be imposed on (i) Employee Benefit Plans that hold their Institutional Shares through plan-level or omnibus accounts; or (ii) investment advisers investing for accounts for which they receive asset-based fees where the investment adviser or its Intermediary purchases Institutional Shares through an omnibus account. For this purpose, “Institutional Investors” shall include “wrap” account sponsors (provided they have an agreement covering the arrangement with the Distributor); corporations; qualified non-profit organizations, charitable trusts, foundations and endowments; any state, county or city, or any instrumentality, department, authority or agency thereof; and banks, trust companies or other depository institutions investing for their own account or on behalf of their clients.
No minimum amount is required for initial purchases in Investor and Class R6 Shares (except as provided below) or additional investments in Institutional, Investor or Class R6 Shares.
For Class R6 Shares, the minimum initial investment is $5,000,000 for institutional investors, including companies, foundations, endowments, municipalities, trusts and other entities who purchase Class R6 Shares directly with the Transfer Agent.
The minimum investment requirement for Class A, Class C and Institutional Shares may be waived for (i) Goldman Sachs, its affiliates (including the Trust) or their respective Trustees, officers, partners, directors or employees (including retired employees and former partners), as well as certain individuals related to such investors, including spouses or domestic partners, minor children including those of their domestic partners, other family members residing in the same household, and/or financial dependents, provided that all of the above are designated as such with an Intermediary or the Fund’s Transfer Agent; (ii) advisory clients of Goldman Sachs Private Wealth Management and accounts for which The Goldman Sachs Trust Company, N.A. acts in a fiduciary capacity (i.e., as agent or trustee); (iii) certain mutual fund “wrap” programs at the discretion of the Trust’s officers; and (iv) other investors at the discretion of the Trust’s officers. No minimum amount is required for additional investments in such accounts.
What Should I Know When I Purchase Shares Through An Intermediary?
If shares of a Fund are held in an account maintained and serviced by your Intermediary, all recordkeeping, transaction processing and payments of distributions relating to your account will be performed by your Intermediary, and not by a Fund and its Transfer Agent. Since the Fund will have no record of your transactions, you should contact your Intermediary to purchase, redeem or exchange shares, to make changes in or give instructions concerning your account or to obtain information about your account. The transfer of shares from an account with one Intermediary to an account with another Intermediary involves special procedures and may require you to
29

obtain historical purchase information about the shares in the account from your Intermediary. If your Intermediary’s relationship with Goldman Sachs is terminated, and you do not transfer your account to another Intermediary, the Trust reserves the right to redeem your shares. The Trust will not be responsible for any loss in an investor’s account or tax liability resulting from a redemption.
Intermediaries that invest in shares on behalf of their customers may charge brokerage commissions or other fees directly to their customer accounts in connection with their investments. You should contact your Intermediary for information regarding such charges, as these fees, if any, may affect the return such customers realize with respect to their investments.
The Investment Adviser, Distributor and/or their affiliates may make payments or provide services to Intermediaries and other persons to promote the sale, distribution and/or servicing of shares of the Fund and other Goldman Sachs Funds, except that the Investment Adviser, Distributor and their affiliates do not make such payments on behalf of Class R6 Shares. These payments are made out of the Investment Adviser’s, Distributor’s and/or their affiliates’ own assets, and are not an additional charge to the Fund. The payments are in addition to the distribution and service fees and sales charges described in the Prospectus. Such payments are intended to compensate Intermediaries and other persons for, among other things: marketing shares of the Fund and other Goldman Sachs Funds, which may consist of payments relating to the Fund’s inclusion on preferred or recommended fund lists or in certain sales programs sponsored by the recipients; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; the provision of analytical or other data to the Investment Adviser or its affiliates relating to sales of shares of the Fund and other Goldman Sachs Funds; the support or purchase of technology platforms/software; and/or other specified services intended to assist in the distribution and marketing of the Fund and other Goldman Sachs Funds, including provision of consultative services to the Investment Adviser or its affiliates relating to marketing and/or sale of shares of the Fund and other Goldman Sachs Funds. The payments may also, to the extent permitted by applicable regulations, sponsor various trainings and educational programs. The payments by the Investment Adviser, Distributor and/or their affiliates, which are in addition to the fees paid for these services by the Fund, may also compensate Intermediaries and other persons for sub-accounting, sub-transfer agency, administrative, shareholder processing and/or recordkeeping services. These additional payments may exceed amounts earned on these assets by the Investment Adviser, Distributor and/or their affiliates for the performance of these or similar services. The amount of these additional payments is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through the recipients. In addition, certain Intermediaries may have access to certain services from the Investment Adviser, Distributor and/or their affiliates, including research reports, economic analysis, and portfolio analysis, portfolio construction and similar tools and software. In certain cases, the Intermediaries may not pay for these products. Please refer to the “Payments to Intermediaries” section of the SAI for more information about these and similar payments and services.
The payments made by the Investment Adviser, Distributor and/or their affiliates and the services provided by an Intermediary or other person may differ for different Intermediaries and other persons. The presence of these and similar payments, receipt of these services and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative, salesperson or other person to highlight, feature or recommend Funds based, at least in part, on the level of compensation paid. You should contact your Intermediary, or any other person that provides services to you, for more information about the payments it receives and any potential conflicts of interest.
You may be required to pay a commission directly to a broker or financial intermediary for effecting transactions in Institutional Shares. In addition to Institutional Shares, the Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance) and are entitled to different services than Institutional Shares. Information regarding these other share classes is included in the Prospectus for the applicable share class and may also be obtained from your Intermediary or from Goldman Sachs by calling the number on the back cover of the Prospectus.
What Else Should I Know About Share Purchases?
The Trust reserves the right to:
◼
Refuse to open an account or require an Intermediary to refuse to open an account if you fail to (i) provide a taxpayer identification number, a Social Security Number or other government-issued identification (e.g., for an individual, a driver’s license or passport); or (ii) certify that such number or other information is correct (if required to do so under applicable law).
◼
Reject or restrict any purchase or exchange order by a particular purchaser (or group of related purchasers) for any reason in its discretion. Without limiting the foregoing, the Trust may reject or restrict purchase and exchange orders by a particular purchaser (or group of related purchasers) when a pattern of frequent purchases, sales or exchanges of shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent redemption might be, of a size that would disrupt the management of a Fund.
◼
Close a Fund to new investors from time to time and reopen any such Fund whenever it is deemed appropriate by the Investment Adviser.
◼
Provide for, modify or waive the minimum investment requirements.
◼
Modify the manner in which shares are offered.
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Shareholder Guide
◼
Modify the sales charge rate applicable to future purchases of shares.
Shares of the Fund are only registered for sale in the United States and certain of its territories. Generally, shares of the Fund will only be offered or sold to “U.S. persons” and all offerings or other solicitation activities will be conducted within the United States, in accordance with the rules and regulations of the Securities Act of 1933, as amended (“Securities Act”).
A Fund may allow you to purchase shares through an Intermediary with securities instead of cash if consistent with the Fund’s investment policies and operations and approved by the Investment Adviser.
Notwithstanding the foregoing, the Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders.
Please be advised that abandoned or unclaimed property laws for certain states (to which your account may be subject) require financial organizations to transfer (escheat) unclaimed property (including shares of a Fund) to the appropriate state if no activity occurs in an account for a period of time specified by state law. For IRA accounts escheated to a state under these abandoned property laws, the escheatment will generally be treated as a taxable distribution to you; federal and any applicable state income tax will be withheld. This may apply to your Roth IRA as well.
Customer Identification Program.  Federal law requires the Fund to obtain, verify and record identifying information for certain investors, which will be reviewed solely for customer identification purposes, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other information, for each investor who opens an account directly with the Fund. Applications without the required information may not be accepted by the Fund. Throughout the life of your account, the Fund may request updated identifying information in accordance with their Customer Identification Program. After accepting an application, to the extent permitted by applicable law or their Customer Identification Program, the Fund reserves the right to: (i) place limits on transactions in any account until the identity of the investor is verified; (ii) refuse an investment in the Fund; or (iii) involuntarily redeem an investor’s shares and close an account in the event that the Fund is unable to verify an investor’s identity or are unable to obtain all required information. The Fund and its agents will not be responsible for any loss or tax liability in an investor’s account resulting from the investor’s delay in providing all required information or from closing an account and redeeming an investor’s shares pursuant to their Customer Identification Program.
How Are Shares Priced?
The price you pay when you buy shares is a Fund’s next-determined NAV per share (as adjusted for any applicable sales charge) after the Transfer Agent (or, if applicable, an Authorized Institution) has received and accepted your order in proper form. The price you receive when you sell shares is a Fund’s next-determined NAV per share (adjusted for any applicable CDSCs) after the Transfer Agent (or, if applicable, an Authorized Institution) has received and accepted your order in proper form, with the redemption proceeds reduced by any applicable charges (e.g., CDSCs). Each class generally calculates its NAV as follows:
NAV =	(Value of Assets of the Class) – (Liabilities of the Class)
Number of Outstanding Shares of the Class
A Fund’s investments for which market quotations are readily available are valued at market value on the basis of quotations provided by pricing sources. If accurate quotations are not readily available, if the Fund’s fund accounting agent is unable for other reasons to facilitate pricing of individual securities or calculate a Fund’s NAV, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined in good faith under valuation procedures approved by the Board of Trustees. Thus, such pricing may be based on subjective judgments and it is possible that the prices resulting from such valuation procedures may differ materially from the value realized on a sale. Cases where there is no clear indication of the value of a Fund’s investments include, among others, situations where a security or other asset or liability does not have a price source or a price is unavailable.
Equity securities listed on an exchange are generally valued at the last available sale price on the exchange on which they are principally traded.
To the extent a Fund invests in foreign equity securities, “fair value” prices will be provided by an independent third-party pricing (fair value) service in accordance with the fair value procedures approved by the Board of Trustees. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV.
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Fixed income securities are generally valued on the basis of prices (including evaluated prices) and quotations provided by pricing services or securities dealers. Pricing services may use matrix pricing or valuation models, which utilize certain inputs and assumptions, including, but not limited to, yield or price with respect to comparable fixed income securities, to determine current value. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a Fund may hold or transact in such securities in smaller odd lot sizes. Odd lots may trade at lower prices than institutional round lots.
Investments in other open-end registered investment companies (if any), excluding investments in ETFs, are valued based on the NAV of those open-end registered investment companies (which may use fair value pricing as discussed in their prospectuses). Investments in ETFs will generally be valued at the last sale price or official closing price on the exchange on which they are principally traded.
In addition, the Investment Adviser, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or unscheduled market closings; equipment failures; natural or man made disasters or acts of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; ratings downgrades; bankruptcies; and trading limits or suspensions.
One effect of using an independent third-party pricing (fair value) service and fair valuation may be to reduce stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, it involves the risk that the values used by a Fund to price its investments may be different from those used by other investment companies and investors to price the same investments.
Please note the following with respect to the price at which your transactions are processed:
◼
NAV per share of each share class is generally calculated by a Fund’s fund accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) or such other times as the New York Stock Exchange or NASDAQ market may officially close. Fund shares will generally not be priced on any day the New York Stock Exchange is closed.
◼
The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted.
◼
The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.
Consistent with industry practice, investment transactions not settling on the same day are recorded and factored into a Fund’s NAV on the business day following trade date (T+1). The use of T+1 accounting generally does not, but may, result in a NAV that differs materially from the NAV that would result if all transactions were reflected on their trade dates.
Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than its regularly scheduled closing time. In the event the New York Stock Exchange does not open for business, the Trust may, but is not required to, open a Fund for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during this situation, please call the appropriate phone number located on the back cover of the Prospectus.
Foreign securities may trade in their local markets on days a Fund is closed. As a result, if a Fund holds foreign securities, its NAV may be impacted on days when investors may not purchase or redeem Fund shares.
The Fund relies on various sources to calculate its NAV. The ability of a Fund’s fund accounting agent to calculate the NAV per share of each share class of the Fund is subject to operational risks associated with processing or human errors, systems or technology failures, cyber attacks and errors caused by third party service providers, data sources, or trading counterparties. Such failures may result in delays in the calculation of a Fund’s NAV and/or the inability to calculate NAV over extended time periods. A Fund may be unable to recover any losses associated with such failure. In addition, if the third-party service providers and/or data sources upon which a Fund directly or indirectly relies to calculate its NAV or price individual securities are unavailable or otherwise unable to calculate the NAV correctly, it may be necessary for alternative procedures to be utilized to price the securities at the time of determining the Fund’s NAV.
32

Shareholder Guide
Common Questions Applicable to the Purchase of Class A Shares
What Is The Offering Price Of Class A Shares?
The offering price of Class A Shares of the Fund is the next determined NAV per share plus an initial sales charge paid to Goldman Sachs at the time of purchase of shares. The sales charge varies depending upon the amount you purchase. In some cases, described below, the initial sales charge may be eliminated altogether, and the offering price will be the NAV per share. The current sales charges and commissions paid to Intermediaries for Class A Shares of the Fund are as follows:
Amount of Purchase (including sales charge, if any)	Sales Charge as Percentage of Offering Price	Sales Charge as Percentage of Net Amount Invested	Maximum Dealer Allowance as Percentage of Offering Price*
Less than $50,000	5.50%	5.82%	5.00%
$50,000 up to (but less than) $100,000	4.75	4.99	4.00
$100,000 up to (but less than) $250,000	3.75	3.90	3.00
$250,000 up to (but less than) $500,000	2.75	2.83	2.25
$500,000 up to (but less than) $1 million	2.00	2.04	1.75
$1 million or more	0.00**	0.00**	***

*
Dealer’s allowance may be changed periodically. During special promotions, the entire sales charge may be reallowed to Intermediaries. Intermediaries to whom substantially the entire sales charge is reallowed may be deemed to be “underwriters” under the Securities Act.
**
No sales charge is payable at the time of purchase of Class A Shares of $1 million or more, but a CDSC of 1.00% may be imposed in the event of certain redemptions within 18 months. For more information about Class A Shares’ CDSCs, please see “What Else Do I Need To Know About Class A Shares’ CDSC?” below.
***
The Distributor may pay a one-time commission to Intermediaries who initiate or are responsible for purchases of $1 million or more of shares of the Fund equal to 1.00% of the amount under $3 million, 0.50% of the next $2 million, and 0.25% thereafter. In instances where this one-time commission is not paid to a particular Intermediary (including Goldman Sachs’ Private Wealth Management Unit and Employee Benefit Plans), the CDSC on Class A Shares, generally, will be waived. The Distributor may also pay, with respect to all or a portion of the amount purchased, a commission in accordance with the foregoing schedule to Intermediaries who initiate or are responsible for purchases of $1 million or more by certain “wrap” accounts. Purchases by such plans will be made at NAV with no initial sales charge, but if shares are redeemed within 18 months a CDSC of 1.00% may be imposed upon the plan, the plan sponsor or the third-party administrator. In addition, Intermediaries will remit to the Distributor such payments received in connection with “wrap” accounts in the event that shares are redeemed within 18 months.
Different Intermediaries may impose different sales charges. These variations are described in Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts.
You should note that the actual sales charge that appears in your mutual fund transaction confirmation may differ slightly from the rate disclosed above in the Prospectus due to rounding calculations.
As indicated in the preceding chart, and as discussed further below and in the section titled “How Can The Sales Charge On Class A Shares Be Reduced?” and in Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts, you may, under certain circumstances, be entitled to pay reduced sales charges on your purchases of Class A Shares or have those charges waived entirely. To take advantage of these discounts, your Intermediary must notify the Fund’s Transfer Agent at the time of your purchase order that a discount may apply to your current purchases. You may also be required to provide appropriate documentation to receive these discounts, including:
(i)
Information or records regarding shares of the Fund or other Goldman Sachs Funds held in all accounts (e.g., retirement accounts) of the shareholder at all Intermediaries; or
(ii)
Information or records regarding shares of the Fund or other Goldman Sachs Funds held at any Intermediary by related parties of the shareholder, such as members of the same family or household.
What Else Do I Need To Know About Class A Shares’ CDSC?
Purchases of $1 million or more of Class A Shares will be made at NAV with no initial sales charge. However, if you redeem shares within 18 months after the beginning of the month in which the purchase was made, a CDSC of 1.00% may be imposed. The CDSC may not be imposed if your Intermediary agrees with the Distributor to return all or an applicable prorated portion of its commission to the Distributor. The CDSC is waived on redemptions in certain circumstances. See “In What Situations May The CDSC On Class A Or C Shares Be Waived Or Reduced?” below and, if you hold shares through an Intermediary, see Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts.
33

When Are Class A Shares Not Subject To A Sales Load?
Class A Shares of the Fund may be sold at NAV without payment of any sales charge to the following individuals and entities:
◼
Goldman Sachs, its affiliates or their respective officers, partners, directors or employees (including retired employees and former partners), any partnership of which Goldman Sachs is a general partner, any Trustee or officer of the Trust and designated family members of any of these individuals;
◼
Qualified employee benefit plans of Goldman Sachs;
◼
Trustees or directors of investment companies for which Goldman Sachs or an affiliate acts as sponsor;
◼
Any employee or registered representative of any Intermediary (or such Intermediaries’ affiliates and subsidiaries) or their respective spouses or domestic partners, children and parents;
◼
Banks, trust companies or other types of depository institutions;
◼
Any state, county or city, or any instrumentality, department, authority or agency thereof, which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of a Fund;
◼
Employee Benefit Plans other than Employee Benefit Plans that purchase Class A Shares through brokerage relationships in which sales charges are customarily imposed. Under such circumstances, Plans will be assessed sales charges as described further in “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares;”
◼
Investors who purchase Class A Shares through an omnibus account sponsored by an Intermediary that has an agreement with the Distributor covering such investors to offer Class A Shares without charging an initial sales charge;
◼
Insurance company separate accounts that make the Fund available as an underlying investment in certain group annuity contracts;
◼
“Wrap” accounts for the benefit of clients of broker-dealers, financial institutions or financial planners, provided they have entered into an agreement with GSAM specifying aggregate minimums and certain operating policies and standards;
◼
Investment advisers investing for accounts for which they receive asset-based fees;
◼
Accounts over which GSAM or its advisory affiliates have investment discretion;
◼
Shareholders who roll over distributions from any tax-qualified Employee Benefit Plan or tax-sheltered annuity to an IRA which invests in the Goldman Sachs Funds if the tax-qualified Employee Benefit Plan or tax-sheltered annuity receives administrative services provided by certain third party administrators that have entered into a special service arrangement with Goldman Sachs relating to such plan or annuity;
◼
State sponsored 529 college savings plans;
◼
Investors that purchase Class A Shares through the GS Retirement Plan Plus and Goldman Sachs 401(k) Programs;
◼
Former shareholders of certain funds who (i) received shares of a Goldman Sachs Fund in connection with a reorganization of an acquired fund into a Goldman Sachs Fund, (ii) had previously qualified for purchases of Class A Shares of the acquired funds without the imposition of a sales load under the guidelines of the applicable acquired fund family, and (iii) as of August 24, 2012 held their Goldman Sachs Fund shares directly with the Goldman Sachs Funds’ Transfer Agent, as long as they continue to hold the shares directly at the Transfer Agent.
◼
Investors who purchase Class A Shares in accounts that are no longer associated with an Intermediary and held direct at the Transfer Agent, including retirement accounts.
You must certify eligibility for any of the above exemptions on your account application and notify your Intermediary and the Fund if you no longer are eligible for the exemption. You may be eligible for different or additional exemptions based on your Intermediary; see Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts.
A Fund will grant you an exemption subject to confirmation of your eligibility by your Intermediary. You may be charged a fee by your Intermediary.
How Can The Sales Charge On Class A Shares Be Reduced?
◼
Right of Accumulation: When buying Class A Shares in Goldman Sachs Funds, your current aggregate investment determines the initial sales load you pay. You may qualify for reduced sales charges when the current market value of holdings across Class A Shares and/or Class C Shares, plus new purchases, reaches $50,000 or more. Class A Shares and/or Class C Shares of any of the Goldman Sachs Funds may be combined under the Right of Accumulation. If a Fund’s Transfer Agent is properly notified, the “Amount of Purchase” in the chart in the section “What Is The Offering Price Of Class A Shares?” will be deemed to include all Class A Shares and/or Class C Shares of the Goldman Sachs Funds that were held at the time of purchase by any of the following persons: (i) you, your spouse or domestic partner, your parents and your children; and (ii) any trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account. This includes, for example, any Class A Shares and/or Class C Shares held at an Intermediary other than the one handling your current purchase. For purposes of applying the Right of Accumulation, shares of the Fund and any other Goldman Sachs Funds purchased by an existing client of Goldman Sachs Private Wealth Management or GS Ayco Holding LLC will be combined with Class A Shares and/or Class C Shares and other assets held by all other Goldman Sachs Private Wealth Management accounts or accounts of GS Ayco Holding LLC, respectively. In addition, under some circumstances, Class A Shares and/or Class C Shares of the Fund and Class A Shares and/or Class C Shares of any other Goldman Sachs Fund
34

Shareholder Guide
purchased by partners, directors, officers or employees of certain organizations may be combined for the purpose of determining whether a purchase will qualify for the Right of Accumulation and, if qualifying, the applicable sales charge level. To qualify for a reduced sales load, you or your Intermediary must notify the Fund’s Transfer Agent at the time of investment that a quantity discount is applicable. If you do not notify your Intermediary at the time of your current purchase or a future purchase that you qualify for a quantity discount, you may not receive the benefit of a reduced sales charge that might otherwise apply. Use of this option is subject to a check of appropriate records.
In some circumstances, other Class A Shares and/or Class C Shares may be aggregated with your current purchase under the Right of Accumulation as described in the SAI. For purposes of determining the “Amount of Purchase,” all Class A Shares and/or Class C Shares currently held will be valued at their current market value.
◼
Statement of Intention: You may obtain a reduced sales charge by means of a written Statement of Intention which expresses your non-binding commitment to invest (not counting reinvestments of dividends and distributions) in the aggregate $50,000 or more within a period of 13 months in Class A Shares of one or more of the Goldman Sachs Funds. Any investments you make during the period will receive the discounted sales load based on the full amount of your investment commitment. Purchases made during the previous 90 days may be included; however, capital appreciation does not apply toward these combined purchases. If the investment commitment of the Statement of Intention is not met prior to the expiration of the 13-month period, the entire amount will be subject to the higher applicable sales charge unless the failure to meet the investment commitment is due to the death of the investor. By selecting the Statement of Intention, you authorize the Transfer Agent to escrow and redeem Class A Shares in your account to pay this additional charge if the Statement of Intention is not met. You must, however, inform the Transfer Agent (either directly or through your Intermediary) that the Statement of Intention is in effect each time shares are purchased. Each purchase will be made at the public offering price applicable to a single transaction of the dollar amount specified on the Statement of Intention. The SAI has more information about the Statement of Intention, which you should read carefully.
Different Intermediaries may have different policies regarding Rights of Accumulation and Statements of Intention. These variations are described in Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts.
Common Questions Applicable to the Purchase Of Class C Shares
What Is The Offering Price Of Class C Shares?
You may purchase Class C Shares of the Fund at the next determined NAV without paying an initial sales charge. However, if you redeem Class C Shares within 12 months of purchase, a CDSC of 1.00% will normally be deducted from the redemption proceeds. In connection with purchases by Employee Benefit Plans, where Class C Shares are redeemed within 12 months of purchase, a CDSC of 1.00% may be imposed upon the plan sponsor or third party administrator. Class C Shares acquired in exchange for shares subject to a CDSC will be subject to the CDSC, if any, of the shares originally held. No CDSC is imposed in connection with an exchange of Class C Shares at the time of such exchange. When Class C Shares are exchanged for Class C Shares of another fund, the period of time that such shares will be subject to a CDSC (if any) will be measured as of the date of the original purchase. With respect to such shares held by Employee Benefit Plans, the CDSC may be imposed on the plan sponsor or third party administrator.
Different Intermediaries may impose different sales charges. These variations are described in “Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts.”
Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor’s expenses related to providing distribution-related services to the Fund in connection with the sale of Class C Shares, including the payment of compensation to Intermediaries. A commission equal to 1% of the amount invested is normally paid by the Distributor to Intermediaries.
What Should I Know About The Automatic Conversion Of Class C Shares?
Class C Shares of the Fund will automatically convert into Class A Shares (which bear lower distribution and service (12b-1) fees and do not bear additional personal and account maintenance services fees) of the same Fund on or about the fifteenth day of the last month of the quarter that is eight years after the purchase date. No sales charges or other charges will apply in connection with any conversion.
If you acquire Class C Shares of the Fund by exchange from Class C Shares of another Goldman Sachs Fund, your Class C Shares will convert into Class A Shares of such Fund based on the date of the initial purchase. If you acquire Class C Shares through reinvestment of distributions, your Class C Shares will convert into Class A Shares based on the date of the initial purchase of the shares on which the distribution was paid.
35

Shareholders will not recognize a gain or loss for federal income tax purposes upon the conversion of Class C Shares for Class A Shares of the same Fund. The automatic conversion of Class C Shares to Class A Shares will not apply to shares held through group retirement plan recordkeeping platforms of certain Intermediaries who hold such shares in an omnibus account and do not track participant level share lot aging to facilitate such a conversion.
New employee benefit plans are not eligible to purchase Class C Shares. Employee benefit plans which had this share class of the Fund available to participants on or before September 18, 2018, may continue to open accounts for new participants in such share class of the Fund and purchase additional shares in existing participant accounts.
If you purchased your shares through an Intermediary, it is the responsibility of your Intermediary to work with the Transfer Agent to effect the conversion and to ensure that Class C Shares are automatically converted after the appropriate period of time. In addition, if your shares are no longer subject to a CDSC, you may be able to exchange your Class C Shares for Class A Shares without the payment of a sales charge prior to the automatic conversion subject to the policies and procedures of the Intermediary through whom you have purchased your shares. Please contact your Intermediary with questions regarding your eligibility to exchange Class C Shares for Class A Shares.
Common Questions Applicable to the Purchase Of Class A and C Shares
What Else Do I Need To Know About The CDSC On Class A Or C Shares?
◼
The CDSC is based on the lesser of the NAV of the shares at the time of redemption or the original offering price (which is the original NAV).
◼
No CDSC is charged on shares acquired from reinvested dividends or capital gains distributions.
◼
No CDSC is charged on the per share appreciation of your account over the initial purchase price.
◼
When counting the number of months since a purchase of Class A or Class C Shares was made, all purchases made during a month will be combined and considered to have been made on the first day of that month.
◼
To keep your CDSC as low as possible, each time you place a request to sell shares, the Fund will first sell any shares in your account that do not carry a CDSC and then the shares in your account that have been held the longest.
In What Situations May The CDSC On Class A Or C Shares Be Waived Or Reduced?
The CDSC on Class A and Class C Shares that are subject to a CDSC may be waived or reduced if the redemption relates to:
◼
Mandatory retirement distributions or loans to participants or beneficiaries from Employee Benefit Plans;
◼
Hardship withdrawals by a participant or beneficiary in an Employee Benefit Plan;
◼
The separation from service by a participant or beneficiary in an Employee Benefit Plan;
◼
Excess contributions distributed from an Employee Benefit Plan;
◼
Distributions from a qualified Employee Benefit Plan invested in the Goldman Sachs Funds which are being rolled over to an IRA in the same share class of a Goldman Sachs Fund;
◼
The death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the “Code”)) of a shareholder, participant or beneficiary in an Employee Benefit Plan;
◼
Satisfying the minimum distribution requirements of the Code;
◼
Establishing “substantially equal periodic payments” as described under Section 72(t)(2) of the Code;
◼
Redemption proceeds which are to be reinvested in accounts or non-registered products over which GSAM or its advisory affiliates have investment discretion;
◼
A systematic withdrawal plan. The Fund reserves the right to limit such redemptions, on an annual basis, to 12% of the value of your Class C Shares and 10% of the value of your Class A Shares;
◼
Redemptions or exchanges of Fund shares held through an Employee Benefit Plan using the Fund as part of a qualified default investment alternative or “QDIA”; or
◼
Other redemptions, at the discretion of the Trust’s officers, relating to shares purchased through Employee Benefit Plans.
You may be eligible for different or additional exemptions based on your Intermediary; see “Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts.”
36

Shareholder Guide
How To Sell Shares
How Can I Sell Shares Of The Fund?
Generally, Shares may be sold (redeemed) only through Intermediaries. Customers of an Intermediary will normally give their redemption instructions to the Intermediary, and the Intermediary will, in turn, place the order with the Transfer Agent. On any business day the Fund is open, the Fund will generally redeem its Shares upon request at their next-determined NAV per share (subject to any applicable CDSC) after the Transfer Agent (or, if applicable, the Authorized Institution) has received and accepted a redemption order in proper form, as described under “How To Buy Shares—How Can I Purchase Shares Of The Fund?” above. Redemptions may be requested by electronic trading platform (through your Intermediary), in writing or by telephone (unless the Intermediary opts out of the telephone redemption privilege on the account application). You should contact your Intermediary to discuss redemptions and redemption proceeds. The Fund may transfer redemption proceeds to an account with your Intermediary. In the alternative, your Intermediary may request that redemption proceeds be sent to you by check or wire (if the wire instructions are designated in the current records of the Transfer Agent).
When Do I Need A Medallion Signature Guarantee To Redeem Shares?
Generally, a redemption request must be in writing and signed by an authorized person with a Medallion signature guarantee if:
◼
A request is made in writing to redeem Class A, Class C or Investor Shares in an amount over $50,000 via check;
◼
You would like the redemption proceeds sent to an address that is not your address of record; or
◼
You would like the redemption proceeds sent to a domestic bank account that is not designated in the current records of the Transfer Agent.
A Medallion signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a Medallion signature guarantee. The written request may be confirmed by telephone with both the requesting party and the designated Intermediary to verify instructions. Additional documentation may be required.
What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor and the Transfer Agent will not be liable for any loss or tax liability you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. The Trust may accept telephone redemption instructions from any person identifying himself or herself as the owner of an account or the owner’s registered representative where the owner has not declined in writing to use this service. Thus, you risk possible losses if a telephone redemption is not authorized by you.
In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs and SS&C Global Investor & Distribution Solutions, Inc. (“SS&C”) each employ reasonable procedures specified by the Trust to confirm that such instructions are genuine. The following general policies are currently in effect:
◼
Telephone requests are recorded.
◼
Proceeds of telephone redemption requests will be sent to your address of record or authorized account designated in the current records of the Transfer Agent (unless you provide written instructions and a Medallion signature guarantee indicating another address or account).
◼
For the 30-day period following a change of address, telephone redemptions will only be filled by a wire transfer to the authorized account designated in the current records of the Transfer Agent (see immediately preceding bullet point). In order to receive the redemption by check during this time period, the redemption request must be in the form of a written, Medallion signature guaranteed letter.
◼
The telephone redemption option does not apply to Shares held in an account maintained and serviced by your Intermediary. If your Shares are held in an account with an Intermediary, you should contact your registered representative of record, who may make telephone redemptions on your behalf.
◼
The telephone redemption option may be modified or terminated at any time without prior notice.
◼
The Fund may allow redemptions via check up to $50,000 in Class A, Class C and Investor Shares requested via telephone.
Note: It may be difficult to make telephone redemptions in times of unusual economic or market conditions.
37

How Are Redemption Proceeds Paid?
By Wire:  You may arrange for your redemption proceeds to be paid as federal funds to an account with your Intermediary or to a domestic bank account designated in the current records of the Transfer Agent. In addition, redemption proceeds may be transmitted through an electronic trading platform to an account with your Intermediary. The following general policies govern wiring redemption proceeds:
◼
Redemption proceeds will normally be paid in federal funds within one business day (or such other times in accordance with the requirements of your Intermediary) following receipt of a properly executed wire transfer redemption request. In certain circumstances, however (such as unusual market conditions or in cases of very large redemptions or excessive trading), it may take up to seven days to pay redemption proceeds.
◼
Redemption requests may only be postponed or suspended for longer than seven days as permitted under Section 22(e) of the Investment Company Act of 1940 (the “Investment Company Act”) if (i) the New York Stock Exchange is closed for trading or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by the Fund or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (iii) the SEC, by order or regulation, permits the suspension of the right of redemption.
◼
If you are selling shares you recently paid for by check or purchased by Automated Clearing House (“ACH”), the Fund will pay you when your check or ACH has cleared, which may take up to 15 days.
◼
If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed until the Federal Reserve Bank reopens.
◼
To change the bank wiring instructions designated in the current records of the Transfer Agent, you must send written instructions signed by an authorized person designated in the current records of the Transfer Agent. A Medallion signature guarantee may be required if you are requesting a redemption in conjunction with the change.
◼
None of the Trust, the Investment Adviser or Goldman Sachs assumes any responsibility for the performance of your bank or Intermediary in the transfer process. If a problem with such performance arises, you should deal directly with your bank or Intermediary.
By Check:  You may elect to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within one business day (or such other times in accordance with the requirements of your Intermediary) following receipt of a properly executed redemption request, except in certain circumstances (such as those set forth above with respect to wire transfer redemption requests). If you are selling shares you recently paid for by check or ACH, the Fund will pay you when your check or ACH has cleared, which may take up to 15 days.
What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:
◼
Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
◼
Intermediaries are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, Intermediaries may set times by which they must receive redemption requests. Intermediaries may also require additional documentation from you.
The Trust reserves the right to:
◼
Redeem your shares in the event your Intermediary’s relationship with Goldman Sachs is terminated, and you do not transfer your account to another Intermediary or in the event that the Fund is no longer an option in your Employee Benefit Plan or no longer available through your Eligible Fee-Based Program.
◼
Redeem your shares if your account balance is below the required Fund minimum. The Fund will not redeem your shares on this basis if the value of your account falls below the minimum account balance solely as a result of market conditions. The Fund will give you 60 days prior written notice to allow you to purchase sufficient additional shares of the Fund in order to avoid such redemption. Different rules may apply to investors who have established brokerage accounts with Goldman Sachs in accordance with the terms and conditions of their account agreements.
◼
Redeem your shares in the case of actual or suspected threatening conduct or actual or suspected fraudulent, suspicious or illegal activity by you or any other individual associated with your account.
◼
Subject to applicable law, redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
◼
Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities. In addition, if you receive redemption proceeds in-kind, you will be subject to market gains or losses upon the disposition of those securities.
◼
Reinvest any amounts (e.g., dividends, distributions or redemption proceeds) which you have elected to receive by check should your check remain uncashed for more than 180 days. No interest will accrue on amounts represented by uncashed checks. Your
38

Shareholder Guide
check will be reinvested in your account at the NAV on the day of the reinvestment. When reinvested, those amounts are subject to the risk of loss like any Fund investment. If you elect to receive distributions in cash and a check remains uncashed for more than 180 days, your cash election may be changed automatically to reinvest and your future dividend and capital gains distributions will be reinvested in the Fund at the NAV as of the date of payment of the distribution. This provision may not apply to certain retirement or qualified accounts, accounts with a non-U.S. address or closed accounts. Your participation in a systematic withdrawal program may be terminated if a check remains uncashed.
◼
Charge an additional fee in the event a redemption is made via wire transfer.
The Fund typically expects to meet redemption requests by using holdings of cash or cash equivalents and/or proceeds from the sale of portfolio holdings. In addition, under stressed market conditions, as well as for other temporary or emergency purposes, the Fund may distribute redemption proceeds in-kind (instead of cash), access a line of credit or overdraft facility, or borrow through other sources to meet redemption requests.
None of the Trust, the Investment Adviser or Goldman Sachs will be responsible for any loss in an investor’s account or tax liability resulting from an involuntary redemption.
Can I Reinvest Redemption Proceeds In The Same Or Another Goldman Sachs Fund?
You may redeem shares of the Fund and reinvest a portion or all of the redemption proceeds in the same share class of another Goldman Sachs Fund at NAV. To be eligible for this privilege, you must have held the shares you want to redeem for at least 30 days and you must reinvest the share proceeds within 90 days after you redeem. You should obtain and read the applicable prospectus before investing in any other Goldman Sachs Fund.
You may reinvest redemption proceeds as follows:
◼
If you pay a CDSC upon redemption of Class A or Class C Shares and then reinvest in Class A or Class C Shares of another Goldman Sachs Fund as described above, your account will be credited with the amount of the CDSC you paid. The reinvested shares will, however, continue to be subject to a CDSC. The holding period of the shares acquired through reinvestment will include the holding period of the redeemed shares for purposes of computing the CDSC payable upon a subsequent redemption.
◼
The reinvestment privilege may be exercised at any time in connection with transactions in which the proceeds are reinvested at NAV in a tax-sheltered Employee Benefit Plan. In other cases, the reinvestment privilege may be exercised once per year upon receipt of a written request.
◼
You may be subject to tax as a result of a redemption. You should consult your tax adviser concerning the tax consequences of a redemption and reinvestment.
Can I Exchange My Investment From One Goldman Sachs Fund To Another Goldman Sachs Fund?
You may exchange shares of a Goldman Sachs Fund at NAV without the imposition of an initial sales charge or CDSC, if applicable, at the time of exchange for certain shares of another Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice. You should contact your Intermediary to arrange for exchanges of shares of the Fund for shares of another Goldman Sachs Fund.
You should keep in mind the following factors when making or considering an exchange:
◼
You should obtain and carefully read the prospectus of the Goldman Sachs Fund you are acquiring before making an exchange. You should be aware that not all Goldman Sachs Funds may offer all share classes.
◼
Currently, the Fund does not impose any charge for exchanges although the Fund may impose a charge in the future.
◼
The exchanged shares of the new Goldman Sachs Fund may later be exchanged for shares of the same class of the original Fund held at the next determined NAV without the imposition of an initial sales charge or CDSC. However, if additional shares of the new Goldman Sachs Fund were purchased after the initial exchange, and that Fund’s shares do not impose a sales charge or CDSC, then the applicable sales charge or CDSC of the original Fund’s shares will be imposed upon the exchange of those shares.
◼
When you exchange shares subject to a CDSC, no CDSC will be charged at that time. However, for purposes of determining the amount of CDSC applicable to those shares acquired in the exchange, the length of time you have owned the shares will be measured from the date you acquired the original shares subject to a CDSC, and the amount and terms of the CDSC will be those applicable to the original shares acquired and will not be affected by a subsequent exchange.
◼
Eligible investors may exchange certain classes of shares for another class of shares of the same Fund. For further information, contact your Intermediary.
◼
All exchanges which represent an initial investment in a Goldman Sachs Fund must satisfy the minimum initial investment requirement of that Fund. This requirement may be waived at the discretion of the Trust. Exchanges into a Goldman Sachs Fund need not meet the traditional minimum investment requirement for that Fund if the entire balance of the original Fund account is exchanged.
◼
Exchanges are available only in states where exchanges may be legally made.
◼
It may be difficult to make telephone exchanges in times of unusual economic or market conditions.
39

◼
Goldman Sachs and SS&C may use reasonable procedures described above in “How To Sell Shares—What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
◼
Normally, a telephone exchange will be made only to an identically registered account.
◼
Exchanges into Goldman Sachs Funds or certain share classes of Goldman Sachs Funds that are closed to new investors may be restricted.
For federal income tax purposes, an exchange from one Goldman Sachs Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. Exchanges within Employee Benefit Plan accounts will not result in capital gains or loss for federal or state income tax purposes. You should consult your tax adviser concerning the tax consequences of an exchange.
Shareholder Services
Can I Arrange To Have Automatic Investments Made On A Regular Basis?
You may be able to make automatic investments in Class A and Class C Shares through your bank via ACH transfer or via bank draft or through your Intermediary each month. The minimum dollar amount for this service is $250 for the initial investment and $50 per month for additional investments. Forms for this option are available online at am.gs.com and from your Intermediary, or you may check the appropriate box on the account application.
Can My Distributions From The Fund Be Invested In Other Goldman Sachs Funds?
You may elect to cross-reinvest distributions paid by a Goldman Sachs Fund in shares of the same class of other Goldman Sachs Funds.
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Shares will be purchased at NAV.
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You may elect cross-reinvestment into an identically registered account or a similarly registered account provided that at least one name on the account is registered identically.
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You cannot make cross-reinvestments into a Goldman Sachs Fund unless that Fund’s minimum initial investment requirement is met.
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You should obtain and read the prospectus of the Goldman Sachs Fund into which distributions are invested.
Can I Arrange To Have Automatic Exchanges Made On A Regular Basis?
You may elect to exchange automatically a specified dollar amount of Class A or Class C Shares of the Fund for shares of the same class of other Goldman Sachs Funds.
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Shares will be purchased at NAV if a sales charge had been imposed on the initial purchase.
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You may elect to exchange into an identically registered account or a similarly registered account provided that at least one name on the account is registered identically.
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Shares subject to a CDSC acquired under this program may be subject to a CDSC at the time of redemption from the Goldman Sachs Fund into which the exchange is made depending upon the date and value of your original purchase.
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Automatic exchanges are made monthly on the 15th day of each month or the first business day thereafter.
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Minimum dollar amount: $50 per month.
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You cannot make automatic exchanges into a Goldman Sachs Fund unless that Fund’s minimum initial investment requirement is met.
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You should obtain and read the prospectus of the Goldman Sachs Fund into which automatic exchanges are made.
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An exchange is considered a redemption and a purchase and therefore may be a taxable transaction.
Can I Have Systematic Withdrawals Made On A Regular Basis?
You may redeem from your Class A or Class C Share account systematically via check or ACH transfer or through your Intermediary in any amount of $50 or more.
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It is normally undesirable to maintain a systematic withdrawal plan at the same time that you are purchasing additional Class A or Class C Shares because of the sales charges that are imposed on certain purchases of Class A Shares and because of the CDSCs that are imposed on certain redemptions of Class A and Class C Shares.
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Checks are normally mailed within two business days after your selected systematic withdrawal date of either the 15th or 25th of the month. ACH payments may take up to three business days to post to your account after your selected systematic withdrawal date between, and including, the 3rd and 26th of the month.
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Each systematic withdrawal is a redemption and therefore may be a taxable transaction.
40

Shareholder Guide
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The CDSC applicable to Class A or Class C Shares redeemed under the systematic withdrawal plan may be waived. The Fund reserves the right to limit such redemptions, on an annual basis, to 12% each of the value of your Class C Shares and 10% of the value of your Class A Shares.
What Types Of Reports Will I Be Sent Regarding My Investment?
Intermediaries are responsible for providing any communication from the Fund to shareholders, including but not limited to, prospectuses, prospectus supplements, proxy materials and notices regarding the source of dividend payments under Section 19 of the Investment Company Act. They may charge additional fees not described in the Prospectus to their customers for such services.
You will be provided with a printed confirmation of each transaction in your account and a quarterly account statement if you invest in Class A, Class C or Investor Shares and a monthly account statement if you invest in Institutional or Class R6 Shares. If your account is held through your Intermediary, you will receive this information from your Intermediary.
You will also receive an annual shareholder report and a semi-annual shareholder report. If you have consented to the delivery of a single copy of shareholder reports, prospectuses and other information to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting your Intermediary or Goldman Sachs Funds at the appropriate phone number or address found on the back cover of the Prospectus. The Fund will begin sending individual copies to you within 30 days after receipt of your revocation. If your account is held through an Intermediary, please contact the Intermediary to revoke your consent.
Distribution and Service Fees
What Are The Different Distribution And/Or Service Fees Paid By The Fund’s Shares?
The Trust has adopted distribution and service plans (each a “Plan”) under which Class A and Class C Shares bear distribution and/or service fees paid to Goldman Sachs, some of which Goldman Sachs may pay to Intermediaries. Intermediaries seek distribution and/or servicing fee revenues to, among other things, offset the cost of servicing small and medium sized plan investors and providing information about the Fund. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from these arrangements. Goldman Sachs generally receives and pays the distribution and service fees on a quarterly basis.
Under the Plans, Goldman Sachs is entitled to a monthly fee from the Fund for distribution services equal, on an annual basis, to 0.25% and 0.75% of the Fund’s average daily net assets attributed to Class A and Class C Shares, respectively. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of such charges.
The distribution fees are subject to the requirements of Rule 12b-1 under the Investment Company Act, and may be used (among other things) for:
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Compensation paid to and expenses incurred by Intermediaries, Goldman Sachs and their respective officers, employees and sales representatives;
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Commissions paid to Intermediaries;
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Allocable overhead;
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Telephone and travel expenses;
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Interest and other costs associated with the financing of such compensation and expenses;
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Printing of prospectuses for prospective shareholders;
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Preparation and distribution of sales literature or advertising of any type; and
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All other expenses incurred in connection with activities primarily intended to result in the sale of Class A and Class C Shares.
In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.75% distribution fee as an ongoing commission to Intermediaries after the shares have been held for one year. Goldman Sachs normally begins accruing the annual 0.25% distribution fees for the Class A as ongoing commissions to Intermediaries, immediately. Goldman Sachs generally pays the distribution fee on a quarterly basis.
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Class C Personal And Account Maintenance Services And Fees
Under the Class C Plan, Goldman Sachs is also entitled to receive a separate fee equal on an annual basis to 0.25% of the Fund’s average daily net assets attributed to Class C Shares. This fee is for personal and account maintenance services, and may be used to make payments to Goldman Sachs, Intermediaries and their officers, sales representatives and employees for responding to inquiries of, and furnishing assistance to, shareholders regarding ownership of their shares or their accounts or similar services not otherwise provided on behalf of the Fund. If the fees received by Goldman Sachs pursuant to the Plan exceed its expenses, Goldman Sachs may realize a profit from this arrangement.
In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.25% ongoing service fee to Intermediaries after the shares have been held for one year.
Restrictions on Excessive Trading Practices
Policies and Procedures on Excessive Trading Practices. In accordance with the policy adopted by the Board of Trustees, the Trust discourages frequent purchases and redemptions of Fund shares and does not permit market timing or other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only that are consistent with the investment policies and practices of the Fund. Excessive, short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by longer-term shareholders. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust and its shareholders (or Goldman Sachs), the Trust (or Goldman Sachs) will exercise this right if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to the Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to those of Goldman Sachs or any affiliated person or associated person of Goldman Sachs.
As a deterrent to excessive trading, many foreign equity securities held by the Goldman Sachs Funds are priced by an independent pricing service using fair valuation. For more information on fair valuation, please see “How To Buy Shares—How Are Shares Priced?”
Pursuant to the policy adopted by the Board of Trustees of the Trust, Goldman Sachs has developed criteria that it uses to identify trading activity that may be excessive. Excessive trading activity in the Fund is measured by the number of “round trip” transactions in a shareholder’s account. A “round trip” includes a purchase or exchange into the Fund followed or preceded by a redemption or exchange out of the same Fund. If the Fund detects that a shareholder has completed two or more round trip transactions in a single Fund within a rolling 90-day period, the Fund may reject or restrict subsequent purchase or exchange orders by that shareholder permanently. In addition, the Fund may, in its sole discretion, permanently reject or restrict purchase or exchange orders by a shareholder if the Fund detects other trading activity that is deemed to be disruptive to the management of the Fund or otherwise harmful to the Fund. For purposes of these transaction surveillance procedures, the Fund may consider trading activity in multiple accounts under common ownership, control, or influence. A shareholder that has been restricted from participation in the Fund pursuant to this policy will be allowed to apply for re-entry after one year. A shareholder applying for re-entry must provide assurances acceptable to the Fund that the shareholder will not engage in excessive trading activities in the future.
Goldman Sachs may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Goldman Sachs will apply the criteria in a manner that, in Goldman Sachs’ judgment, will be uniform.
Fund shares may be held through omnibus arrangements maintained by Intermediaries, such as broker-dealers, investment advisers and insurance companies. In addition, Fund shares may be held in omnibus Employee Benefit Plans, Eligible Fee-Based Programs and other group accounts. Omnibus accounts include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors are netted against one another. The identity of individual investors whose purchase and redemption orders are aggregated are ordinarily not tracked by the Fund on a regular basis. A number of these Intermediaries may not have the capability or may not be willing to apply the Fund’s market timing policies. While Goldman Sachs may monitor share turnover at the omnibus account level, the Fund’s ability to monitor and detect market timing by shareholders in these omnibus accounts may be limited in certain circumstances, and certain of these Intermediaries may charge the Fund a fee for providing certain shareholder financial information requested as part of the Fund’s surveillance process. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition,
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Shareholder Guide
those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Fund and Goldman Sachs will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance. If necessary, the Trust may prohibit additional purchases of Fund shares by an Intermediary or by certain customers of the Intermediary. Intermediaries may also monitor their customers’ trading activities in the Fund. The criteria used by Intermediaries to monitor for excessive trading may differ from the criteria used by the Fund. If an Intermediary fails to cooperate in the implementation or enforcement of the Trust’s excessive trading policies, the Trust may take certain actions including terminating the relationship.
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Taxation
As with any investment, you should consider how your investment in the Fund will be taxed. The tax information below is provided as general information. More tax information is available in the SAI. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund. Except as otherwise noted, the tax information provided assumes that you are a U.S. citizen or resident.
Unless your investment is through a Retirement Plan or other tax-advantaged account, you should carefully consider the possible tax consequences of Fund distributions and the sale of your Fund shares.
DISTRIBUTIONS
The Fund contemplates declaring as dividends each year all or substantially all of its taxable income. Distributions you receive from the Fund are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, the Fund’s distributions attributable to net investment income and short-term capital gains are taxable to you as ordinary income, while any distributions of long-term capital gains are taxable to you as long-term capital gains, no matter how long you have owned your Fund shares.
Under current provisions of the Code, the maximum individual rate applicable to qualified dividend income and long-term capital gains is either 15% or 20%, depending on whether the individual's income exceeds certain threshold amounts. Fund distributions to noncorporate shareholders attributable to dividends received by the Fund from U.S. and certain qualified foreign corporations will generally be taxed at the long-term capital gain rate, as long as certain other requirements are met. For these lower rates to apply, the non-corporate shareholder must own their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date. The amount of the Fund’s distributions that would otherwise qualify for this favorable tax treatment will be reduced as a result of the Fund’s securities lending activity or high portfolio turnover rate.
A percentage of the Fund’s dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. This percentage may, however, be reduced as a result of the Fund’s securities lending activities or by a high portfolio turnover rate. Character and tax status of all distributions will be available to shareholders after the close of each calendar year.
Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital, to the extent of your basis in your shares, and generally as capital gain thereafter. A return of capital, which for tax purposes is treated as a return of your investment, reduces your basis in shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of shares. A distribution will reduce the Fund's NAV per share and may be taxable to you as ordinary income or capital gain even though, from an economic standpoint, the distribution may constitute a return of capital. The Fund may invest up to 25% of its total assets in MLPs and all or a portion of the cash distributions received by the Fund from such MLPs may be characterized as return of capital. Thus, depending on the circumstances, a portion of the distributions made by the Fund may also be characterized as a return of capital when paid to shareholders.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
The Fund’s transactions in derivatives (such as futures contracts and swaps) will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to you. The Fund’s use of derivatives may result in the Fund realizing more short-term capital gains and ordinary income subject to tax at ordinary income tax rates than it would if it did not use derivatives.
Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December.
Individuals and certain other noncorporate entities are generally eligible for a 20% deduction with respect to ordinary dividends received from REITs (“qualified REIT dividends”) and certain taxable income from MLPs through 2025. Applicable Treasury regulations permit a regulated investment company to pass through to its shareholders qualified REIT dividends eligible for the 20% deduction. However, the regulations do not provide a mechanism for a regulated investment company to pass through to its shareholders income from MLPs that would be eligible for such deduction if received directly by the shareholders. As a result, in comparison, investors investing directly in MLPs would generally be eligible for the 20% deduction for such taxable income from these investments while investors investing in MLPs held indirectly if any through the fund would not be eligible for the 20% deduction for their share of such taxable income.
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Taxation
The Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Fund may deduct these taxes in computing its taxable income.
If you buy shares before a distribution, you will be subject to tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gain earned by the Fund before your investment (and thus were included in the price you paid for your Fund shares).
SALES AND EXCHANGES
Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this capital gain or loss will be long-term or short-term depending on whether your holding period for the shares exceeds one year, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that Fund within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition (such as pursuant to a dividend reinvestment in shares of the Fund). If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.
OTHER INFORMATION
When you open your account, you should provide your Social Security Number or tax identification number on your account application. By law, the Fund must withhold 24% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the Internal Revenue Service ("IRS") instructs the Fund to do so.
The Fund is required to report to you and the IRS annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also, their cost basis. Cost basis will be calculated using the Fund’s default method of average cost, unless you instruct the Fund to use a different methodology. If you would like to use the average cost method of calculation, no action is required. To elect an alternative method, you should contact Goldman Sachs Funds at the address or phone number on the back cover of the Prospectus. If your account is held with an Intermediary, contact your representative with respect to reporting of cost basis and available elections for your account.
You should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal income tax returns.
Non-U.S. investors will generally be subject to U.S. withholding tax with respect to dividends received from the Fund and may be subject to estate tax with respect to their Fund shares. However, withholding is generally not required on properly reported distributions to non-U.S. investors of long-term capital gains. Non-U.S. investors generally are not subject to U.S. federal income tax withholding on properly reported distributions of certain qualified interest income and short-term capital gains. Although the Fund generally will report distributions of long-term and short-term capital gains, the Fund does not anticipate reporting any distributions of qualified interest income. Therefore, all distributions of interest income will generally be subject to withholding when paid to non-U.S. investors. More information about U.S. taxation and non-U.S. investors is included in the SAI.
The Fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the Fund to determine whether withholding is required.
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Appendix A
Additional Information on Portfolio Risks, Securities and Techniques

A. General Portfolio Risks
The Fund will be subject to the risks associated with MLPs and other equity investments, including common stocks, preferred stocks, interests in REITs, common shares and preferred shares of energy infrastructure companies, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, PIPEs, other investment companies (including ETFs), warrants, stock purchase rights and synthetic and derivative instruments (such as swaps and futures contracts) that have economic characteristics similar to equity securities.
In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the values of the equity investments that the Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. This volatility means that the value of your investment in the Fund may increase or decrease. In recent years, certain stock markets have experienced substantial price volatility. To the extent the Fund’s net assets decrease or increase in the future due to price volatility or share redemption or purchase activity, the Fund’s expense ratio may correspondingly increase or decrease from the expense ratio disclosed in the Prospectus.
To the extent the Fund invests in pooled investment vehicles (including investment companies and ETFs), partnerships and REITs, the Fund will be affected by the investment policies, practices and performances of such entities in direct proportion to the amount of assets the Fund invests therein.
To the extent that the Fund invests in fixed income securities, the Fund will also be subject to the risks associated with its fixed income securities. These risks include interest rate risk, credit/default risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. Credit/default risk involves the risk that an issuer or guarantor could default on its obligations, and the Fund will not recover its investment. A rising interest rate environment could cause the value of the Fund’s fixed income securities, if any, to decrease, and fixed income markets to experience increased volatility in addition to heightened levels of liquidity risk. Additionally, decreases in the value of fixed income securities could lead to increased shareholder redemptions, which could impair the Fund’s ability to achieve its investment objective. The risks associated with increasing rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Fund’s investments.
Non-investment grade fixed income securities (commonly known as “junk bonds”) are rated below investment grade (or determined to be of comparable credit quality, if not rated) and are therefore considered speculative. Because non-investment grade fixed income securities are issued by issuers with low credit ratings, they pose a greater risk of default than investment grade securities.
The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for the Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by the Fund and its shareholders and is also likely to result in higher short-term capital gains for taxable shareholders. High portfolio turnover may result in the Fund’s recognition of gains (losses) that will increase (decrease) the Fund’s tax liability and thereby impact the amount of the Fund’s after-tax distributions. In addition, high portfolio turnover may increase the Fund’s current and accumulated earnings and profits, resulting in a greater portion of the Fund’s distributions being treated as taxable dividends for federal income tax purposes. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of the Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of the Fund’s historical portfolio turnover rates.
The Fund may, from time to time, enter into arrangements with certain brokers or other counterparties that require the segregation of collateral. For operational, cost or other reasons, when setting up arrangements relating to the execution/clearing of trades, the Fund may choose to select a segregation model which may not be the most protective option available in the case of a default by a broker or counterparty.
The following sections provide further information on certain types of securities and investment techniques that may be used by the Fund, including their associated risks. Additional information is provided in the SAI, which is available upon request. Among other things, the SAI describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should
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Appendix A
note, however, that all investment objectives and all investment policies not specifically designated as fundamental are non-fundamental, and may be changed without shareholder approval. If there is a change in the Fund’s investment objective, you should consider whether the Fund remains an appropriate investment in light of your then current financial position and needs.
B. Other Portfolio Risks
Risks of Private Investments in Public Equities. The Fund may invest in private investments in public equities (“PIPE”). PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, typically at a discount to the market price of the company’s common stock. In a PIPE transaction, the Fund may bear the price risk from the time of pricing until the time of closing. Equity issued in this manner is often subject to transfer restrictions and is therefore relatively less liquid than equity issued through a registered public offering. For example, the Fund may be subject to lock-up agreements that prohibit transfers for a fixed period of time. In addition, because the sale of the securities in a PIPE transaction is not registered under the Securities Act, the securities are “restricted” and cannot be immediately resold into the public markets. The Fund may enter into a registration rights agreement with the issuer pursuant to which the issuer commits to file a resale registration statement allowing the Fund to publicly resell its securities. However, the ability of the Fund to freely transfer the shares is conditioned upon, among other things, the SEC’s preparedness to declare the resale registration statement effective and the issuer’s right to suspend the Fund’s use of the resale registration statement if the issuer is pursuing a transaction or some other material non-public event is occurring. Accordingly, PIPE securities may be subject to risks associated with illiquid investments.
Risks of Pre-IPO Investments.  Privately held companies typically have limited operating histories, narrower, less established product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions, market conditions and consumer sentiment in respect of their products or services, as well as general economic downturns. Such companies may experience operating losses, which may be substantial, and there can be no assurance when or if such companies will operate at a profit. At the time of the Fund’s investment, there is generally little publicly available information about these companies since they are primarily privately owned and the Fund may only have access to the company’s actual financial results as of and for the most recent quarter end or, in certain cases, the quarter end preceding the most recent quarter end. There can be no assurance that the information that the Fund does obtain with respect to any investment is reliable. Privately held companies may have limited financial resources and may be unable to meet their obligations under their existing credit facilities (to the extent that such facilities exist), which may lead to equity financings, possibly at discounted valuations, in which the Fund could be substantially diluted if the Fund does not or cannot participate, bankruptcy or liquidation and the corresponding reduction in value or loss of the Fund’s investment. Privately held companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the company and, in turn, on the Fund. Continued global economic uncertainty could also result in investors becoming more risk-averse, which in turn could reduce the amount of growth capital available to the companies from both existing and new investors, could adversely affect their operating performance, and could delay liquidity paths (for example, an IPO or strategic sale/merger) for the companies. It may be difficult for the Fund to sell these investments, subjecting the Fund to liquidity risk. Shares of privately held companies are relatively less liquid (and may be illiquid) and difficult to value, and the inability of these portfolio companies to complete an IPO within the targeted time frame will extend the holding period of the Fund’s investments and may adversely affect the value of these investments.
Risks of Investing in Mid-Capitalization and Small-Capitalization Companies.  The Fund may, to the extent consistent with its investment policies, invest in mid- and small-capitalization companies. Investments in mid- and small-capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Mid- and small-capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Mid- and small-capitalization companies include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Mid- and small-capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in mid- and small-capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.
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Risks of Investing in Master Limited Partnerships.  Investments in securities of an MLP involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price, resulting from regulatory changes or other reasons. Many of the Fund’s investments in MLPs will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. Certain MLP securities may trade in lower volumes due to their smaller capitalizations. Accordingly, those MLPs may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Investment in those MLPs may restrict the Fund’s ability to take advantage of other investment opportunities. If the Fund is one of the largest investors in certain MLPs, it may be more difficult for the Fund to buy and sell significant amounts of such investments without an unfavorable impact on prevailing market prices. Larger purchases or sales of MLP investments by the Fund in a short period of time may cause abnormal movements in the market price of these investments. As a result, these investments may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs could enhance or harm the overall performance of the Fund.
The Fund’s ability to meet its investment objective will depend in part, sometimes largely, on the amount of the distributions it receives from the MLPs (in relation to the taxable income, gains, losses, and deductions allocated to it). The amount and tax characterization of cash available for distribution by an MLP depends upon the amount of cash generated by such entity’s operations. Cash available for distribution by MLPs will vary widely from quarter to quarter and is affected by various factors affecting the entity’s operations. In addition to the risks described herein, operating costs, capital expenditures, acquisition costs, construction costs, exploration costs and borrowing costs may reduce the amount of cash that an MLP has available for distribution in a given period. MLPs have the ability to modify their distribution policies from time to time without input from or approval of the Fund.
Conflicts of interest may arise from incentive distribution payments paid to the general partner, or referral of business opportunities by the general partner or one of its affiliates to an entity other than the MLP. Holders of general partner or managing member interests typically receive incentive distribution rights, which provide them with an increasing share of the entity’s aggregate cash distributions upon the payment of per common unit distributions that exceed specified threshold levels above the minimum quarterly distribution (“MQD”). Due to the incentive distribution rights, general partners of MLPs have higher distribution growth prospects than their underlying MLPs, but quarterly incentive distribution payments would also decline at a greater rate than the decline rate in quarterly distributions to common and subordinated unit holders in the event of a reduction in the MLP’s quarterly distribution. The ability of the limited partners or members to remove the general partner or managing member without cause is typically very limited. In addition, some MLPs permit the holder of incentive distribution rights to reset, under specified circumstances, the incentive distribution levels and receive compensation in exchange for the distribution rights given up in the reset.
MLPs are subject to various risks related to the underlying operating companies they control, including dependence upon specialized management skills and the risk that those operating companies may lack or have limited operating histories. The success of the Fund’s investments in an MLP will vary depending on the underlying industry represented by the MLP’s portfolio. Certain MLPs in which the Fund may invest depend upon their parent or sponsor entities for the majority of their revenues. If the parent or sponsor entities fail to make payments or satisfy their obligations to an MLP, the revenues and cash flows of that MLP and ability of that MLP to make distributions to unit holders such as the Fund would be adversely affected.
Certain MLPs in which the Fund may invest depend upon a limited number of customers for substantially all of their revenue. Similarly, certain MLPs in which the Fund may invest depend upon a limited number of suppliers of goods or services to continue their operations. The loss of those customers or suppliers could have a material adverse effect on an MLP’s results of operations and cash flow, and on its ability to make distributions to unit holders such as the Fund.
The Fund is not responsible for operating MLPs and similar entities and cannot control or monitor their compliance with applicable tax, securities and other laws and regulations necessary for the profitability of such investments. Furthermore, the structures and terms of the MLPs and other entities described in the Prospectus may not be indicative of the structure and terms of every entity in which the Fund invests. Although the MLP sector has grown significantly in recent years, such market trends may not continue due to economic conditions, which are not predictable, or other factors.
Market prices generally will be unavailable for some of the Fund’s investments, including MLP subordinated units, direct ownership of general partner or managing member interests and restricted or unregistered securities of certain MLPs and private companies. The value of such securities will be determined by fair valuations determined by the Board of Trustees or its designee in accordance with procedures governing the valuation of portfolio securities adopted by the Board of Trustees. Proper valuation of such securities may require more reliance on the judgment of GSAM than for valuation of securities for which an active trading market exists.
48

Appendix A
Tax Risks.  Tax risks associated with investments in the Fund include but are not limited to the following:
◼
MLP Tax Risk. Much of the benefit that the Fund may derive from its investment in equity securities of MLPs is a result of MLPs generally being treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. If any MLP in which the Fund invests were treated as a corporation for U.S. federal income tax purposes, it could result in a reduction of the value of the Fund’s investment in the MLP and lower income to the Fund.
Distributions from an MLP in excess of the Fund’s basis in the MLP will generally be treated as capital gain. However, a portion of the gain may instead be treated as ordinary income to the extent attributable to certain assets held by the MLP the sale of which would produce ordinary income. To the extent a distribution received by the Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP may be reduced, which will result in an increase in an amount of income or gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes upon the sale of any such interests or upon subsequent distributions in respect of such interests. Furthermore, any return of capital distribution received from the MLP may require the Fund to restate the character of its distributions and amend any shareholder tax reporting previously issued.
Risks of Investing in the Clean Energy and Utilities Sectors.  Since the Fund will invest in the clean energy and utilities sectors, it will therefore be susceptible to adverse economic, business, social, political, environmental, or regulatory occurrences affecting these sectors. A downturn in either the energy or clean energy and utilities sectors could have a larger impact on the Fund than on funds that are broadly diversified across many sectors and industries. At times, the performance of securities of companies in the energy, clean energy or utilities sectors may lag behind the performance of other sectors or industries or the broader market as a whole. Additionally, despite a focus on renewables, some of the companies in which the Fund may invest may also own some legacy, conventional energy assets (oil, gas and other hydrocarbons). MLPs and other companies operating in the clean energy or utilities sectors are subject to specific risks, including, but not limited to, the following:
◼
Commodity Pricing Risk. MLPs and other companies operating in the energy sector may be affected by fluctuations in the prices of energy commodities, including, for example, natural gas, natural gas liquids, crude oil and coal in the short-term and long-term. Fluctuations in energy commodity prices would directly impact companies that own such energy commodities and could indirectly impact companies that engage in transportation, storage, processing, distribution or marketing of such energy commodities. Fluctuations in energy commodity prices can result from changes in general economic conditions or political circumstances (especially of key energy producing and consuming countries); market conditions; weather patterns; domestic production levels; volume of imports; energy conservation; domestic and foreign governmental regulation; international politics; policies of the Organization of Petroleum Exporting Countries (“OPEC”); taxation; tariffs; and the availability and costs of local, intrastate and interstate transportation methods. The energy sector as a whole may also be impacted by the perception that the performance of energy sector companies is directly linked to commodity prices. High commodity prices may drive further energy conservation efforts, and a slowing economy may adversely impact energy consumption, which may adversely affect the performance of MLPs and other companies operating in the energy sector.
◼
Supply and Demand Risk. MLPs and other companies operating in the energy sector may be impacted by the levels of supply and demand for energy commodities. The volume of production of energy commodities and the volume of energy commodities available for transportation, storage, processing or distribution could be affected by a variety of factors, including: depletion of resources; depressed commodity prices; catastrophic events; labor relations; increased environmental or other governmental regulation; equipment malfunctions and maintenance difficulties; import volumes; international politics, policies of OPEC; and increased competition from alternative energy sources. Alternatively, a decline in demand for energy commodities could result from factors such as: adverse economic conditions (especially in key energy-consuming countries); increased taxation; increased environmental or other governmental regulation; increased fuel economy; increased energy conservation or use of alternative energy sources; legislation intended to promote the use of alternative energy sources; or increased commodity prices.
◼
Environmental and Regulatory Risk. The energy sector is highly regulated. MLPs and other companies operating in the energy sector are subject to significant regulation of nearly every aspect of their operations by federal, state and local governmental agencies. Such regulation can change over time in both scope and intensity. For example, a particular by-product may be declared hazardous by a regulatory agency and unexpectedly increase production costs. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both.
49

There is an inherent risk that MLPs and other companies operating in the energy sector may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. For example, an accidental release from wells or energy assets could subject an MLP to substantial liabilities for environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage, and fines or penalties for related violations of environmental laws or regulations.
◼
Weather Risk. Weather plays a role in the seasonality of some MLPs’ and other companies’ cash flows. MLPs and other companies in the propane sector, for example, rely on the winter season to generate almost all of their earnings. In an unusually warm winter season, propane MLPs experience decreased demand for their product. Although most MLPs and other companies can reasonably predict seasonal weather demand based on normal weather patterns, extreme weather conditions, such as hurricanes, can adversely affect performance and cash flows of the MLPs and other companies.
◼
Catastrophic Event Risk. MLPs and other companies operating in the energy sector are subject to many dangers inherent in the production, exploration, management, transportation, processing and distribution of natural gas, natural gas liquids, crude oil, refined petroleum and petroleum products and other hydrocarbons. These dangers include leaks, fires, explosions, damage to facilities and equipment resulting from natural disasters, inadvertent damage to facilities and equipment and terrorist acts. Since the September 11 terrorist attacks, the U.S. government has issued warnings that energy assets, specifically U.S. pipeline infrastructure, may be targeted in future terrorist attacks. These dangers give rise to risks of substantial losses as a result of loss or destruction of commodity reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss of life. Any occurrence of such catastrophic events could bring about a limitation, suspension or discontinuation of the operations of MLPs and other companies operating in the energy sector. MLPs and other companies operating in the energy sector may not be fully insured against all risks inherent in their business operations and therefore accidents and catastrophic events could adversely affect such companies’ financial conditions and ability to pay distributions to shareholders.
◼
Acquisition Risk. MLPs and other companies owned by the Fund may depend on their ability to make acquisitions that increase adjusted operating surplus per unit in order to increase distributions to unit holders. The ability of such MLPs and other companies to make future acquisitions is dependent on their ability to identify suitable targets, negotiate favorable purchase contracts, obtain acceptable financing and outbid competing potential acquirers. To the extent that MLPs and other companies are unable to make future acquisitions, or such future acquisitions fail to increase the adjusted operating surplus per unit, their growth and ability to make distributions will be limited. There are risks inherent in any acquisition, including: erroneous assumptions regarding revenues, acquisition expenses, operating expenses, cost savings and synergies; assumption of unknown liabilities; indemnification; customer losses; key employee defections; distraction from other business operations; and unanticipated difficulties in operating or integrating new product areas and geographic regions.
Furthermore, even if an MLP does consummate an acquisition that it believes will be accretive, the acquisition may instead result in a decrease in free cash flow.
◼
Interest Rate Risk. Rising interest rates could increase the costs of capital thereby increasing operating costs and reducing the ability of MLPs and other companies operating in the energy sector to carry out acquisitions or expansions in a cost-effective manner. As a result, rising interest rates could negatively affect the financial performance of MLPs and other companies operating in the energy sector. Rising interest rates may also impact the price of the securities of MLPs and other companies operating in the energy sector as the yields on alternative investments increase.
Industry Specific Risks. MLPs and other companies operating in the energy and utility sectors are also subject to risks that are specific to the industry in which they operate.
◼
Power Infrastructure. Power infrastructure companies are subject to many risks, including earnings variability based upon weather patterns in the locations where the company operates, the change in the demand for electricity, the cost to produce power, and the regulatory environment. Further, share prices are partly based on the interest rate environment, the sustainability and potential growth of the dividend, and the outcome of various rate cases undertaken by the company or a regulatory body.
◼
Utilities. Securities in the utilities industry can be very volatile and can be impacted significantly by supply and demand for services or fuel, government regulation, conservation programs, commodity price fluctuations and other factors. Government regulation of utility companies may limit those companies’ profits or the dividends they can pay to investors. In addition, utility companies may face regulatory restrictions with respect to expansion to new markets, limiting their growth potential. Technological developments may lead to increased competition, which could impact a company’s performance.
◼
Pipeline. Pipeline companies are subject to many risks, including varying demand for crude oil, natural gas, natural gas liquids or refined products in the markets served by the pipeline; changes in the availability of products for gathering, transportation, processing or sale due to natural declines in reserves and production in the supply areas serviced by the companies’ facilities; sharp
50

Appendix A
decreases in crude oil or natural gas prices that cause producers to curtail production or reduce capital spending for exploration activities; and environmental regulation. Specifically, demand for gasoline, which accounts for a substantial portion of refined product transportation, depends on price, prevailing economic conditions in the markets served, and demographic and seasonal factors.
Risks of Foreign Investments.  The Fund may make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which the Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.
Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals may adversely affect the Fund’s foreign holdings or exposures.
Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.
Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.
Certain foreign investments may become less liquid in response to social, political or market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets.
If the Fund focuses its investments in one or a few countries and currencies it will subject the Fund to greater risks than if the Fund’s assets were not geographically focused.
Investments in foreign securities may take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) or other similar instruments representing securities of foreign issuers. ADRs, GDRs and EDRs represent the right to receive securities of foreign issuers deposited in a bank or other depository. ADRs and certain GDRs are traded in the United States. GDRs may be traded in either the United States or in foreign markets. EDRs are traded primarily outside the United States. Prices of ADRs are quoted in U.S. dollars. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.
Risks of Emerging Countries. The Fund may invest in securities of issuers located in, or otherwise economically tied to, emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in Africa, Asia, the Middle East, Eastern and Central Europe, and Central and South America. The Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of the Fund, the Investment Adviser, or their affiliates and respective clients and other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.
51

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Fund. The repatriation of investment income, capital or the proceeds of securities sales from certain emerging countries is subject to restrictions such as the need for governmental consents, which may make it difficult for the Fund to invest in such emerging countries. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for such repatriation. In situations where a country restricts direct investment in securities (which may occur in certain Asian and other countries), the Fund may invest in such countries through other investment funds in such countries.
Emerging market countries may have more or less government regulation and generally do not impose as extensive and frequent accounting, auditing, financial and other reporting requirements as the securities markets of more developed countries. The degree of cooperation between issuers in emerging and frontier market countries with foreign and U.S. financial regulators may vary significantly. Accordingly, regulators may not have sufficient access to audit and oversee issuers, and there could be less information available about issuers in certain emerging market countries. As a result, the Investment Adviser’s ability to evaluate local companies or their potential impact on the Fund’s performance could be inhibited.
Many emerging countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.
Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past, some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not occur in other countries.
The Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return to the Fund from an investment in issuers in such countries.
Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve the Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons.
The creditworthiness of the local securities firms used by the Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.
The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make the Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). The Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging countries may be more difficult to value precisely because of the characteristics discussed above and lower trading volumes.
The Fund’s use of foreign currency management techniques in emerging countries may be limited. A significant portion of the Fund’s currency exposure in emerging countries may not be covered by those techniques.
52

Appendix A
Foreign Custody Risk.  The Fund may hold foreign securities and cash with foreign banks, agents and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.
Risks of Derivative Investments.  The Fund may, to the extent consistent with its investment policy, invest in derivative instruments, including without limitation, options, futures, options on futures, forwards, swaps, options on swaps, structured securities and other derivatives. Derivatives may be used for both hedging and non-hedging purposes (that is, to seek to increase total return), although suitable derivative instruments may not always be available to the Investment Adviser for these purposes. Losses from derivative instruments can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks related to leverage factors associated with such transactions. Derivatives are also subject to risks arising from margin requirements, which include the risk that the Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions and the risk of loss by the Fund of margin deposits in the event of the bankruptcy or other similar insolvency with respect to a broker or counterparty with whom the Fund has an open derivative position. Losses may also arise if the Fund receives cash collateral under the transactions and some or all of that collateral is invested in the market. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and the Fund may be responsible for any loss that might result from its investment of the counterparty’s cash collateral. If cash collateral is not invested, the Fund may be exposed to additional risk of loss in the event of the insolvency of its custodian holding such collateral. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates, currency prices or other variables. Derivative instruments may be harder to value, subject to greater volatility and more likely subject to changes in tax treatment than other investments. For these reasons, the Investment Adviser’s attempts to hedge portfolio risks through the use of derivative instruments may not be successful, and the Investment Adviser may choose not to hedge portfolio risks. Using derivatives for non-hedging purposes presents greater risk of loss than derivatives used for hedging purposes.
Risks of Illiquid Investments.  The Fund may not acquire any “illiquid investment” if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is an investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. In determining whether an investment is an illiquid investment, the Investment Adviser will take into account actual or estimated daily transaction volume of an investment, group of related investments or asset class and other relevant market, trading, and investment-specific considerations. In addition, in determining the liquidity of an investment, the Investment Adviser must determine whether trading varying portions of a position in a particular portfolio investment or asset class, in sizes that the Fund would reasonably anticipate trading, is reasonably expected to significantly affect its liquidity, and if so, the Fund must take this determination into account when classifying the liquidity of that investment or asset class.
Investments purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid. If one or more investments in the Fund’s portfolio become illiquid, the Fund may exceed the 15% limitation in illiquid investments. In the event that changes in the portfolio or other external events cause the Fund to exceed this limit, the Fund must take steps to bring its illiquid investments that are assets to or below 15% of its net assets within a reasonable period of time. This requirement would not force the Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.
In cases where no clear indication of the value of the Fund’s portfolio instruments is available, the portfolio instruments will be valued at their fair value according to the valuation procedures approved by the Board of Trustees. These cases include, among others, situations where a security or other asset or liability does not have a price source. For more information on fair valuation, please see “Shareholder Guide—How to Buy Shares—How Are Shares Priced?”
Credit/Default Risks.  Debt securities purchased by the Fund may include U.S. Government Securities (including zero coupon bonds) and securities issued by foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed income securities are described in the next section below. Further information is provided in the SAI.
Debt securities rated BBB– or higher by Standard & Poor’s or Baa3 or higher by Moody’s or having a comparable credit rating by another NRSRO are considered “investment grade.” Securities rated BBB– or Baa3 are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal.
53

Fixed income securities rated BB+ or Ba1 or below (or comparable unrated securities) are commonly referred to as “junk bonds.” Junk bonds are considered speculative and may be questionable as to principal and interest payments.
In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in the Fund’s portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.
Risks of Initial Public Offerings.  The Fund may invest in IPOs. An IPO is a company’s first offering of stock to the public. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about a company’s business model, quality of management, earnings growth potential and other criteria used to evaluate its investment prospects. The purchase of IPO shares may involve high transaction costs. Investments in IPO shares, which are subject to market risk and liquidity risk, involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. The Fund will generally be subject to tax on the sale of IPO shares at a gain. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that the Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.
Temporary Investment Risks.  The Fund may, for temporary defensive purposes, invest up to 100% of its total assets in:
◼
U.S. Government Securities
◼
Commercial paper rated at least A-2 by Standard & Poor’s, P-2 by Moody’s or having a comparable credit rating by another NRSRO (or, if unrated, determined by the Investment Adviser to be of comparable credit quality)
◼
Certificates of deposit
◼
Bankers’ acceptances
◼
Repurchase agreements
◼
Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year
◼
ETFs
◼
Other investment companies
◼
Cash items
When the Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.
Risks of Exchange-Traded Notes.  ETNs are senior, unsecured, unsubordinated debt securities issued by a sponsoring financial institution. The returns on an ETN are linked to the performance of particular securities, market indices, or strategies, minus applicable fees. ETNs are traded on an exchange (e.g., the New York Stock Exchange) during normal trading hours; however, investors may also hold an ETN until maturity. At maturity, the issuer of an ETN pays to the investor a cash amount equal to the principal amount, subject to application of the relevant securities, index or strategy factor. Similar to other debt securities, ETNs have a maturity date and are backed only by the credit of the sponsoring institution. ETNs are subject to credit risk. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political or geographic events that affect the underlying assets. When the Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. Although an ETN is a debt security, it is unlike a typical bond, in that there are no periodic interest payments and principal is not protected. The timing and character of income and gains from ETNs may be affected by future legislation.
C. Portfolio Securities and Techniques
This section provides further information on certain types of securities and investment techniques that may be used by the Fund, including their associated risks.
The Fund may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objective and policies. Further information is provided in the SAI, which is available upon request.
54

Appendix A
Convertible Securities.  The Fund may invest in convertible securities. Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities in which the Fund invests are subject to the same rating criteria as its other investments in fixed income securities. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.
Structured Securities.  The Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, securities, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. Investments in structured securities may provide exposure to certain securities or markets in situations where regulatory or other restrictions prevent direct investments in such issuers or markets.
The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference, effectively leveraging the Fund’s investments so that small changes in the value of the Reference may result in disproportionate gains or losses to the Fund. Consequently, structured securities may present a greater degree of market risk than many types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities. Structured securities are also subject to the risk that the issuer of the structured securities may fail to perform its contractual obligations. Certain issuers of structured products may be deemed to be investment companies as defined in the Investment Company Act. As a result, the Fund’s investments in structured securities may be subject to the limits applicable to investments in other investment companies.
Structured securities are considered hybrid instruments because they are derivative instruments, the value of which depends on, or is derived from or linked to, the value of an underlying asset, interest rate index or commodity. Commodity-linked notes are hybrid instruments because the principal and/or interest payments on those notes is linked to the value of the individual commodities, futures contracts or the performance of one or more commodity indices.
Structured securities include, but are not limited to, equity linked notes. An equity linked note is a note whose performance is tied to a single stock, a stock index or a basket of stocks. Equity linked notes combine the principal protection normally associated with fixed income investments with the potential for capital appreciation normally associated with equity investments. Upon the maturity of the note, the holder generally receives a return of principal based on the capital appreciation of the linked securities. Depending on the terms of the note, equity linked notes may also have a “cap” or “floor” on the maximum principal amount to be repaid to holders, irrespective of the performance of the underlying linked securities. For example, a note may guarantee the repayment of the original principal amount invested (even if the underlying linked securities have negative performance during the note’s term), but may cap the maximum payment at maturity at a certain percentage of the issuance price or the return of the underlying linked securities. Alternatively, the note may not guarantee a full return on the original principal, but may offer a greater participation in any capital appreciation of the underlying linked securities. The terms of an equity linked note may also provide for periodic interest payments to holders at either a fixed or floating rate. The secondary market for equity linked notes may be limited, and the lack of liquidity in the secondary market may make these securities difficult to dispose of and to value. Equity linked notes will be considered equity securities for purposes of the Fund’s investment objective and policies.
REITs.  The Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. The Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.
Options on Securities and Securities Indices.  A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. The Fund may write (sell) call and put options and purchase put and call options on any securities in which the Fund may invest or on any securities index consisting of securities in which it may invest.
55

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which presents additional risk). The successful use of options depends in part on the ability of the Investment Adviser to anticipate future price fluctuations and the degree of correlation between the options and securities markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in the Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase the Fund’s transaction costs. Options written or purchased by the Fund may be traded on U.S. exchanges. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.
Futures Contracts and Options and Swaps on Futures Contracts.  Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A swap on a futures contract provides an investor with the ability to gain economic exposure to a particular futures market. A futures contract may be based on particular securities, foreign currencies, securities indices and other financial instruments and indices. The Fund may engage in futures transactions on both U.S. and foreign exchanges.
The Fund may purchase and sell futures contracts, purchase and write call and put options on futures contracts, and enter into swaps on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or currency exchange rates, or to otherwise manage its term structure, sector selections and duration in accordance with its investment objective and policies. The Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Investment Adviser, on behalf of the Fund, has filed a notice of eligibility claiming an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”), and therefore is not subject to registration or regulation as a CPO under the CEA.
Futures contracts and related options and swaps present the following risks:
◼
While the Fund may benefit from the use of futures and options and swaps on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts, options transactions or swaps.
◼
Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and the Fund may be exposed to additional risk of loss.
◼
The loss incurred by the Fund in entering into futures contracts and in writing call options and entering into swaps on futures is potentially unlimited and may exceed the amount of the premium received.
◼
Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV.
◼
As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund.
◼
Futures contracts and options and swaps on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
◼
Foreign exchanges may not provide the same protection as U.S. exchanges.
Interest Rate Swaps, Credit Swaps, Total Return Swaps, Equity Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars. The Fund may enter into swap transactions and option agreements, including interest rate swaps, credit swaps, total return swaps, options on swaps and interest rate caps, floors and collars. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security or pool of securities. Credit swaps give one party to a transaction (the buyer of the credit swap) the right to dispose of or acquire an asset (or group of assets or exposure to the performance of an index), or the right to receive a payment from the other party, upon the occurrence of specified credit events. Total return swaps give a party the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be based on an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, a party may also be required to pay the dollar value of that decline to the counterparty. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for another payment stream. An equity swap may be used by the Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous. The Fund may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable
56

Appendix A
premium for the option and obtains the right, but not the obligation, to enter into an underlying swap or to modify the terms of an existing swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into or modify an underlying swap on agreed-upon terms, which generally entails a greater risk of loss than the Fund incurs in buying a swaption.
The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.
The Fund may enter into the transactions described above for hedging purposes or to seek to increase total return. As an example, when the Fund is the buyer of a credit default swap (commonly known as buying protection), it may make periodic payments to the seller of the credit default swap to obtain protection against a credit default on a specified underlying asset (or group of assets). If a default occurs, the seller of a credit default swap may be required to pay the Fund the notional amount of the credit default swap on a specified security (or group of securities). On the other hand, when the Fund is a seller of a credit default swap (commonly known as selling protection), in addition to the credit exposure the Fund has on the other assets held in its portfolio, the Fund is also subject to the credit exposure on the notional amount of the swap since, in the event of a credit default, the Fund may be required to pay the notional amount of the credit default swap on a specified security (or group of securities) to the buyer of the credit default swap.
The use of interest rate, credit, index, total return and equity swaps, options on swaps, and interest rate caps, floors and collars is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values and interest rates, or in its evaluation of the creditworthiness of swap counterparties (with respect to bilateral swap transactions) and the issuers of the underlying assets, the investment performance of the Fund would be less favorable than it would have been if these investment techniques were not used.
Currently, certain standardized swap transactions are subject to mandatory central clearing and exchange trading. Although central clearing and exchange trading is expected to decrease counterparty risk and increase liquidity compared to bilaterally negotiated swaps, central clearing and exchange trading does not eliminate counterparty risk or illiquidity risk entirely. Depending on the size of the Fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar bilateral, uncleared swap. However, certain applicable regulators have adopted rules imposing certain margin requirements, including minimums, on uncleared swaps which may result in the Fund and its counterparties posting higher amounts for uncleared swaps.
When-Issued Securities and Forward Commitments.  The Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.
The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.
Repurchase Agreements.  Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. The Fund may enter into repurchase agreements with eligible counterparties which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. The collateral may consist of any type of security (government or corporate) of any or no credit rating. Repurchase agreements involving obligations other than U.S. Government Securities (such as foreign securities, commercial paper, corporate bonds, mortgage loans and equities) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency.
If the other party or “seller” defaults, the Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, the Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.
The Fund, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.
57

Short Sales Against-the-Box.  The Fund may make short sales against-the-box. A short sale against-the-box means that at all times when a short position is open the Fund will own an equal amount of securities sold short, or securities convertible into or exchangeable for, without payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short.
Preferred Stock, Warrants and Stock Purchase Rights.  The Fund may invest in preferred stock, warrants and stock purchase rights (or “rights”). Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.
Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.
Other Investment Companies.  The Fund may invest in securities of other investment companies, including ETFs and money market funds, subject to statutory limitations prescribed by the Investment Company Act or rules, regulations or exemptive relief thereunder. These statutory limitations include in certain circumstances a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies.
Subject to applicable law and/or pursuant to an exemptive order obtained from the SEC or under an exemptive rule adopted by the SEC, the Fund may invest in certain other investment companies (including ETFs and money market funds) and business development companies beyond the statutory limits described above or otherwise provided that certain conditions are met. Some of those investment companies may be funds for which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.
Additionally, to the extent that the Fund serves as an “acquired fund” to another Goldman Sachs Fund or unaffiliated investment company, the Fund’s ability to invest in other investment companies and private funds may be limited and, under these circumstances, the Fund’s investments in other investment companies and private funds will be consistent with applicable law and/or exemptive rules adopted by or exemptive orders obtained from the SEC. For example, to the extent the Fund serves as an acquired fund in a fund of funds arrangement in reliance on Rule 12d1-4 under the Investment Company Act, the Fund would be prohibited from purchasing or otherwise acquiring the securities of an investment company or private fund if, after such purchase or acquisition, the aggregate value of the Fund’s investments in such investment companies and private funds would exceed 10% of the value of the Fund’s total assets, subject to limited exceptions (including for investments in money market funds).
The use of ETFs is generally intended to help the Fund match the total return of the particular market segments or indices represented by those ETFs, although that may not be the result. Most ETFs are passively-managed investment companies whose shares are purchased and sold on a securities exchange. An ETF generally represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and the Fund could lose money investing in an ETF. Moreover, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.
The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. Although the Fund does not expect to do so in the foreseeable future, the Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.
Unseasoned Companies.  The Fund may invest in companies which (together with their predecessors) have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than investments in companies with an established operating record.
Corporate Debt Obligations.  Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal. The Fund may invest in corporate debt obligations issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations as well as other non-U.S. dollar currencies). In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.).
58

Appendix A
Bank Obligations.  The Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.
U.S. Government Securities. The Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (i) the full faith and credit of the U.S. Treasury; (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (iv) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components are traded independently.
U.S. Government Securities may also include Treasury inflation-protected securities whose principal value is periodically adjusted according to the rate of inflation.
U.S. Government Securities are deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, authorities or instrumentalities; and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid.
U.S. Treasury Securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government will be able or willing to repay the principal or interest rate when due, or provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises that issue U.S. Government Securities if it is not obligated to do so by law.
Custodial Receipts and Trust Certificates.  The Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities or other types of securities in which the Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes the Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, the Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. The Fund may also invest in separately issued interests in custodial receipts and trust certificates.
Non-Investment Grade Fixed Income Securities.  Non-investment grade fixed-income securities and unrated securities of comparable credit quality (commonly referred to as “junk bonds”) are considered speculative. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Non-investment grade fixed income securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations. These securities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity.
Non-investment grade fixed income securities are often issued in connection with a corporate reorganization or restructuring or as part of a merger, acquisition, takeover or similar event. They are also issued by less established companies seeking to expand. Such issuers are often highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse developments or business conditions. Non-investment grade securities are also issued by governmental bodies that may have difficulty in making all scheduled interest and principal payments.
The market value of non-investment grade fixed income securities tends to reflect individual corporate or municipal developments to a greater extent than that of higher rated securities which react primarily to fluctuations in the general level of interest rates. As a result, the Fund’s ability to achieve its investment objectives may depend to a greater extent on the Investment Adviser’s judgment concerning the creditworthiness of issuers than funds which invest in higher-rated securities. Issuers of non-investment grade fixed income securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be affected more adversely than issuers of higher-rated securities by economic downturns, specific corporate or financial developments or the issuer’s inability to meet specific projected business forecasts. Negative publicity about the junk bond market and investor perceptions regarding lower rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.
59

A holder’s risk of loss from default is significantly greater for non-investment grade fixed income securities than is the case for holders of other debt securities because such non-investment grade securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by the Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by the Fund of its initial investment and any anticipated income or appreciation is uncertain.
The secondary market for non-investment grade fixed income securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher-rated securities. In addition, market trading volume for high yield fixed income securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. The lack of sufficient market liquidity may cause the Fund to incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and the Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.
Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.
Borrowings. The Fund can borrow money from banks and other financial institutions in amounts not exceeding one-third of its total assets (including the amount borrowed or received), for temporary or emergency purposes.
Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls. A mortgage dollar roll involves the sale by the Fund of securities for delivery in the current month. The Fund simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Fund’s performance.
Successful use of mortgage dollar rolls depends upon the Investment Adviser’s ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, the Fund may experience a loss. The Fund does not currently intend to enter into mortgage dollar rolls for financing and does not treat them as borrowings.
Lending of Portfolio Securities.  The Fund may engage in securities lending. Securities lending involves the lending of securities owned by the Fund to financial institutions such as certain broker-dealers including, as permitted by the SEC, Goldman Sachs. The borrowers are required to secure their loan continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by the Fund in short-term investments, including registered and unregistered investment pools managed by the Investment Adviser, its affiliates or the Fund’s custodian and from which the Investment Adviser or its affiliates may receive fees. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and the Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of the Fund (including the loan collateral). Loan collateral (including any investment of the collateral) is not subject to the percentage limitations described elsewhere in the Prospectus regarding investments in fixed income securities and cash equivalents.
The Fund may lend its securities to increase their income. The Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction becomes insolvent or breaches its agreement with the Fund or an agent.
60

Appendix B
Financial Highlights
The financial highlights tables are intended to help you understand the Fund’s financial performance for the past five years  (or less if the Fund has been in operation for less than five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the Fund has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Form N-CSR dated November 30, 2024.
	Clean Energy Income Fund
	Class A Shares
	Year Ended November 30,				Period Ended November 30, 2020(a)
	2024	2023	2022	2021
Per Share Data
Net asset value, beginning of period	$8.98	$12.19	$13.93	$13.60	$10.00
Net investment income(b)	0.12	0.16	0.09	0.06	0.08
Net realized and unrealized gain (loss)	0.06	(3.08)	(0.97)	0.48	3.55
Total from investment operations	0.18	(2.92)	(0.88)	0.54	3.63
Distributions to shareholders from net investment income	(0.17)	(0.22)	(0.05)	(0.16)	(0.03)
Distributions to shareholders from net realized gains	—	—	(0.68)	(0.05)	—
Distributions to shareholders from return of capital	(0.04)	(0.07)	(0.13)	—	—
Total distributions	(0.21)	(0.29)	(0.86)	(0.21)	(0.03)
Net asset value, end of period	$8.95	$8.98	$12.19	$13.93	$13.60
Total return(c)	1.90%	(24.05)%	(6.52)%	4.01%	36.27%
Net assets, end of period (in 000s)	$2,092	$2,909	$4,621	$5,194	$1,882
Ratio of net expenses to average net assets	1.26%	1.26%	1.26%	1.26%	1.27%(d)
Ratio of total expenses to average net assets	1.80%	1.39%	1.35%	1.39%	2.42%(d)
Ratio of net investment income to average net assets	1.36%	1.47%	0.76%	0.42%	1.54%(d)
Portfolio turnover rate(e)	136%	40%	44%	75%	10%

(a)	Commenced operations on June 26, 2020.
(b)	Calculated based on the average shares outstanding methodology.
(c)
Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the
NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)
The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments.
If such transactions were included, the Fund's portfolio turnover rate may be higher.

61

	Clean Energy Income Fund
	Class C Shares
	Year Ended November 30,				Period Ended November 30, 2020(a)
	2024	2023	2022	2021
Per Share Data
Net asset value, beginning of period	$8.95	$12.13	$13.87	$13.58	$10.00
Net investment income (loss)(b)	0.05	0.08	0.01	(0.05)	0.03
Net realized and unrealized gain (loss)	0.05	(3.06)	(0.97)	0.49	3.55
Total from investment operations	0.10	(2.98)	(0.96)	0.44	3.58
Distributions to shareholders from net investment income	(0.11)	(0.15)	(0.03)	(0.10)	—
Distributions to shareholders from net realized gains	—	—	(0.68)	(0.05)	—
Distributions to shareholders from return of capital	(0.03)	(0.05)	(0.07)	—	—
Total distributions	(0.14)	(0.20)	(0.78)	(0.15)	—
Net asset value, end of period	$8.91	$8.95	$12.13	$13.87	$13.58
Total return(c)	1.10%	(24.66)%	(7.16)%	3.22%	35.80%
Net assets, end of period (in 000s)	$320	$360	$616	$481	$83
Ratio of net expenses to average net assets	2.01%	2.01%	2.01%	2.01%	2.02%(d)
Ratio of total expenses to average net assets	2.55%	2.14%	2.10%	2.14%	4.85%(d)
Ratio of net investment income (loss) to average net assets	0.49%	0.72%	0.05%	(0.39)%	0.51%(d)
Portfolio turnover rate(e)	136%	40%	44%	75%	10%

(a)	Commenced operations on June 26, 2020.
(b)	Calculated based on the average shares outstanding methodology.
(c)
Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the
NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)
The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments.
If such transactions were included, the Fund's portfolio turnover rate may be higher.

62

Appendix B

	Clean Energy Income Fund
	Institutional Shares
	Year Ended November 30,				Period Ended November 30, 2020(a)
	2024	2023	2022	2021
Per Share Data
Net asset value, beginning of period	$8.99	$12.21	$13.95	$13.61	$10.00
Net investment income(b)	0.16	0.20	0.14	0.11	0.08
Net realized and unrealized gain (loss)	0.05	(3.09)	(0.98)	0.49	3.56
Total from investment operations	0.21	(2.89)	(0.84)	0.60	3.64
Distributions to shareholders from net investment income	(0.20)	(0.25)	(0.06)	(0.21)	(0.03)
Distributions to shareholders from net realized gains	—	—	(0.68)	(0.05)	—
Distributions to shareholders from return of capital	(0.05)	(0.08)	(0.16)	—	—
Total distributions	(0.25)	(0.33)	(0.90)	(0.26)	(0.03)
Net asset value, end of period	$8.95	$8.99	$12.21	$13.95	$13.61
Total return(c)	2.18%	(23.79)%	(6.14)%	4.45%	36.40%
Net assets, end of period (in 000s)	$3,595	$5,606	$7,667	$8,538	$7,070
Ratio of net expenses to average net assets	0.90%	0.90%	0.89%	0.89%	0.89%(d)
Ratio of total expenses to average net assets	1.43%	1.02%	0.98%	1.03%	3.62%(d)
Ratio of net investment income to average net assets	1.73%	1.87%	1.12%	0.76%	1.52%(d)
Portfolio turnover rate(e)	136%	40%	44%	75%	10%

(a)	Commenced operations on June 26, 2020.
(b)	Calculated based on the average shares outstanding methodology.
(c)
Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the
NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)
The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments.
If such transactions were included, the Fund's portfolio turnover rate may be higher.

63

	Clean Energy Income Fund
	Investor Shares
	Year Ended November 30,				Period Ended November 30, 2020(a)
	2024	2023	2022	2021
Per Share Data
Net asset value, beginning of period	$8.99	$12.19	$13.93	$13.61	$10.00
Net investment income(b)	0.15	0.17	0.13	0.07	0.07
Net realized and unrealized gain (loss)	0.05	(3.06)	(0.98)	0.51	3.56
Total from investment operations	0.20	(2.89)	(0.85)	0.58	3.63
Distributions to shareholders from net investment income	(0.19)	(0.24)	(0.05)	(0.21)	(0.02)
Distributions to shareholders from net realized gains	—	—	(0.68)	(0.05)	—
Distributions to shareholders from return of capital	(0.05)	(0.07)	(0.16)	—	—
Total distributions	(0.24)	(0.31)	(0.89)	(0.26)	(0.02)
Net asset value, end of period	$8.95	$8.99	$12.19	$13.93	$13.61
Total return(c)	2.16%	(23.88)%	(6.25)%	4.27%	36.33%
Net assets, end of period (in 000s)	$1,469	$2,286	$10,087	$5,653	$68
Ratio of net expenses to average net assets	1.01%	1.01%	1.01%	1.01%	1.02%(d)
Ratio of total expenses to average net assets	1.54%	1.14%	1.10%	1.14%	3.86%(d)
Ratio of net investment income to average net assets	1.60%	1.54%	1.04%	0.53%	1.39%(d)
Portfolio turnover rate(e)	136%	40%	44%	75%	10%

(a)	Commenced operations on June 26, 2020.
(b)	Calculated based on the average shares outstanding methodology.
(c)
Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the
NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)
The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments.
If such transactions were included, the Fund's portfolio turnover rate may be higher.

64

Appendix B

	Clean Energy Income Fund
	Class R6 Shares
	Year Ended November 30,				Period Ended November 30, 2020(a)
	2024	2023	2022	2021
Per Share Data
Net asset value, beginning of period	$8.99	$12.21	$13.95	$13.61	$10.00
Net investment income(b)	0.15	0.20	0.15	0.11	0.08
Net realized and unrealized gain (loss)	0.06	(3.09)	(0.99)	0.49	3.56
Total from investment operations	0.21	(2.89)	(0.84)	0.60	3.64
Distributions to shareholders from net investment income	(0.20)	(0.25)	(0.06)	(0.21)	(0.03)
Distributions to shareholders from net realized gains	—	—	(0.68)	(0.05)	—
Distributions to shareholders from return of capital	(0.05)	(0.08)	(0.16)	—	—
Total distributions	(0.25)	(0.33)	(0.90)	(0.26)	(0.03)
Net asset value, end of period	$8.95	$8.99	$12.21	$13.95	$13.61
Total return(c)	2.31%	(23.86)%	(6.13)%	4.46%	36.40%
Net assets, end of period (in 000s)	$84	$83	$99	$71	$68
Ratio of net expenses to average net assets	0.89%	0.88%	0.89%	0.88%	0.88%(d)
Ratio of total expenses to average net assets	1.43%	1.01%	0.97%	1.02%	3.72%(d)
Ratio of net investment income to average net assets	1.65%	1.86%	1.20%	0.75%	1.53%(d)
Portfolio turnover rate(e)	136%	40%	44%	75%	10%

(a)	Commenced operations on June 26, 2020.
(b)	Calculated based on the average shares outstanding methodology.
(c)
Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the
NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)
The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments.
If such transactions were included, the Fund's portfolio turnover rate may be higher.

65

Appendix C
Additional Information About Sales Charge Variations, Waivers and Discounts
The availability of certain sales charge variations, waivers and discounts will depend on whether you purchase your shares directly from a Fund or through an Intermediary. Intermediaries may impose different sales charges and have unique policies and procedures regarding the availability of sales charge waivers and/or discounts (including based on account type), which differ from those described in the Prospectus and are disclosed below. All sales charges and sales charge variations, waivers and discounts available to investors, other than those set forth below, are described in the Prospectus. To the extent an Intermediary notifies the Investment Adviser or Distributor of its intention to impose sales charges or have sales charge waivers and/or discounts that differ from those described in the Prospectus, such information provided by that Intermediary will be disclosed in this Appendix.
In all instances, it is your responsibility to notify your Intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge waivers or discounts. Please contact your Intermediary with questions regarding your eligibility for applicable sales charge variations, waivers and discounts or for additional information regarding your Intermediary’s policies for implementing particular sales charge variations, waivers and discounts. For waivers and discounts not available through a particular Intermediary, shareholders will have to purchase shares directly from a Fund or through another Intermediary to receive these waivers or discounts.
In addition to different sales charge variations, waivers and discounts, Intermediaries may have different share class exchange privileges that vary from those described in the Prospectus. You should contact your Intermediary to understand the exchange privileges available to you.
The information provided below for a particular Intermediary is reproduced based on information provided by that Intermediary. An Intermediary’s administration and implementation of its particular policies with respect to any variations, waivers and/or discounts is neither supervised nor verified by the Fund, the Investment Adviser or the Distributor.
MERRILL LYNCH
Purchases or sales of front-end (i.e. Class A) or level-load (i.e., Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in this Fund’s prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.
It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.
Additional information on waivers and discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement") and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds (the referenced Merrill documents and website do not form a part of this prospectus). Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.
Front-end Load Waivers Available at Merrill
◼
Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
◼
Shares purchased through a Merrill investment advisory program
◼
Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account
◼
Shares purchased through the Merrill Edge Self-Directed platform
◼
Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account
◼
Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement
◼
Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement)
◼
Shares purchased by eligible persons associated with the fund as defined in this prospectus (e.g. the fund’s officers or trustees)
66

Appendix C
◼
Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement
Contingent Deferred Sales Charge (“CDSC”) Waivers on Front-end, Back-end, and Level Load Shares Available at Merrill
◼
Shares sold due to the client’s death or disability (as defined by Code Section 22e(3))
◼
Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement
◼
Shares sold due to return of excess contributions from an IRA account
◼
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation
◼
Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g. traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund
Front-end Load Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent
◼
Breakpoint discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement
◼
Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household
◼
Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement

AMERIPRISE FINANCIAL
Front-end sales charge reductions on Class A shares purchased through Ameriprise Financial
Shareholders purchasing Class A shares of the fund through an Ameriprise Financial platform or account are eligible only for the following sales charge reductions, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders can reduce their initial sales charge on the purchase of Class A shares as follows:
◼
Transaction size breakpoints, as described in this prospectus or the SAI.
◼
Rights of accumulation (ROA), as described in this prospectus or the SAI.
◼
Letter of intent, as described in this prospectus or the SAI.
Front-end sales charge waivers on Class A shares purchased through Ameriprise Financial
Shareholders purchasing Class A shares of the fund through an Ameriprise Financial platform or account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:
◼
Shares purchased by employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer- sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
◼
Shares purchased through reinvestment of capital gains and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family).
◼
Shares exchanged from Class C shares of the same fund in the month of or following the seven-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.
◼
Shares purchased by employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
◼
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise Financial advisor and/or the advisor's spouse, advisor's lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor's lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.
67

◼
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).
CDSC waivers on Class A and C shares purchased through Ameriprise Financial
Fund shares purchased through an Ameriprise Financial platform or account are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI:
◼
Redemptions due to death or disability of the shareholder.
◼
Shares sold as part of a systematic withdrawal plan as described in this prospectus or the SAI.
◼
Redemptions made in connection with a return of excess contributions from an IRA account.
◼
Shares purchased through a Right of Reinstatement (as defined above).
◼
Redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.

MORGAN STANLEY WEALTH MANAGEMENT
Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.
Front-End Sales Charge Waivers on Class A Shares Available at Morgan Stanley Wealth Management
◼
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
◼
Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
◼
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
◼
Shares purchased through a Morgan Stanley self-directed brokerage account
◼
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program
◼
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

RAYMOND JAMES & ASSOCIATES, INC., RAYMOND JAMES FINANCIAL SERVICES, INC. AND EACH ENTITY’S AFFILIATES (“RAYMOND JAMES”)
Effective March 1, 2019, shareholders purchasing Fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s Prospectus or SAI.
Front-End Sales Load Waivers on Class A Shares Available at Raymond James
◼
Shares purchased in an investment advisory program.
◼
Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
◼
Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
◼
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
◼
A Shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.
CDSC Waivers on Class A and Class C Shares Available at Raymond James
◼
Death or disability of the shareholder.
◼
Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.
◼
Return of excess contributions from an IRA Account.
68

Appendix C
◼
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Fund’s Prospectus.
◼
Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
◼
Shares acquired through a Right of Reinstatement.
Front-End Load Discounts Available at Raymond James: Breakpoints, Rights of Accumulation, and/or Letters of Intent
◼
Breakpoints as described in this Prospectus.
◼
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.
◼
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

JANNEY MONTGOMERY SCOTT LLC
Effective May 1, 2020, if you purchase Fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.
Front-End Sales Charge* Waivers on Class A Shares Available at Janney
◼
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
◼
Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
◼
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).
◼
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
◼
Shares acquired through a right of reinstatement.
◼
Class C Shares that are no longer subject to a contingent deferred sales charge and are converted to Class A Shares of the same fund pursuant to Janney’s policies and procedures.
CDSC Waivers on Class A and C Shares Available at Janney
◼
Shares sold upon the death or disability of the shareholder.
◼
Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.
◼
Shares purchased in connection with a return of excess contributions from an IRA account.
◼
Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70½ as described in the Fund’s Prospectus.
◼
Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
◼
Shares acquired through a right of reinstatement.
◼
Shares exchanged into the same share class of a different fund.
Front-End Sales Charge* Discounts Available at Janney: Breakpoints, Rights of Accumulation, and/or Letters of Intent
◼
Breakpoints as described in the Fund’s Prospectus.
◼
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
◼
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
*
Also referred to as an “initial sales charge.”

69

EDWARD D. JONES & CO., L.P. (“Edward Jones”)
Policies Regarding Transactions Through Edward Jones
The following information has been provided by Edward Jones:
Effective on or after August 16, 2024, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Goldman Sachs Funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Breakpoints
◼
Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.
Rights of Accumulation (“ROA”)
◼
The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of Goldman Sachs Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.
◼
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
◼
ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).
Letter of Intent (“LOI”)
◼
Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.
◼
If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.
Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:
◼
Associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.
◼
Shares purchased in an Edward Jones fee-based program.
◼
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
◼
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: the proceeds are from the sale of shares within 60 days of the purchase, the sale and purchase are made from a share class that charges a front load and one of the following (“Right of Restatement”):
◼
The redemption and repurchase occur in the same account.
◼
The redemption proceeds are used to process an: IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA.
70

Appendix C
◼
The Right of Restatement excludes systematic or automatic transactions including, but not limited to, purchases made through payroll deductions, liquidations to cover account fees, and reinvestments from non-mutual fund products.
◼
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.
◼
Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
Contingent Deferred Sales Charge (“CDSC”) Waivers
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:
◼
The death or disability of the shareholder.
◼
Systematic withdrawals with up to 10% per year of the account value.
◼
Return of excess contributions from an Individual Retirement Account (IRA).
◼
Shares redeemed as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
◼
Shares redeemed to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
◼
Shares exchanged in an Edward Jones fee-based program.
◼
Shares acquired through NAV reinstatement.
◼
Share redeemed at the discretions of Edward Jones for Minimum Balances, as described below.
Other Important Information Regarding Transactions Through Edward Jones
Minimum Purchase Amounts
◼
Initial purchase minimum: $250
◼
Subsequent purchase minimum: none
Minimum Balances
◼
Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
◼
A fee-based account held on an Edward Jones platform
◼
A 529 account held on an Edward Jones platform
◼
An account with an active systematic investment plan or LOI
Exchanging Share Classes
◼
At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund.

OPPENHEIMER & CO. INC.
Effective May 1, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“OPCO”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at OPCO
◼
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
◼
Shares purchased by or through a 529 Plan
◼
Shares purchased through a OPCO affiliated investment advisory program
◼
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
◼
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).
◼
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO
71

◼
Employees and registered representatives of OPCO or its affiliates and their family members
◼
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus
CDSC Waivers on Class A and C Shares available at OPCO
◼
Death or disability of the shareholder
◼
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
◼
Return of excess contributions from an IRA Account
◼
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus
◼
Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
◼
Shares acquired through a right of reinstatement
Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent
◼
Breakpoints as described in this prospectus.
◼
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

ROBERT W. BAIRD & CO. (“BAIRD”)
Effective June 15, 2020, shareholders purchasing Fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI
Front-End Sales Charge Waivers on Class A Shares Available at Baird
◼
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund
◼
Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird
◼
Shares purchase from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)
◼
A shareholder in the Funds Class C shares will have their shares converted at net asset value to Class A shares of the fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird
◼
Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs
CDSC Waivers on Class A and C Shares Available at Baird
◼
Shares sold due to death or disability of the shareholder
◼
Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus
◼
Shares bought due to returns of excess contributions from an IRA Account
◼
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72 as described in the Fund’s prospectus
◼
Shares sold to pay Baird fees but only if the transaction is initiated by Baird
◼
Shares acquired through a right of reinstatement
Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations
◼
Breakpoints as described in this prospectus
◼
Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets
◼
Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within a fund family through Baird, over a 13-month period of time

72

Appendix C
J.P. Morgan Securities LLC
Effective September 29, 2023, if you purchase or hold fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or Statement of Additional Information.
Front-end sales charge waivers on Class A shares available at J.P. Morgan Securities LLC
◼
Shares exchanged from Class C (i.e. level-load) shares that are no longer subject to a CDSC and are exchanged into Class A shares of the same fund pursuant to J.P. Morgan Securities LLC’s share class exchange policy.
◼
Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans. For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or 501(c)(3) accounts.
◼
Shares of funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.
◼
Shares purchased through rights of reinstatement.
◼
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
◼
Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC.
Class C to Class A share conversion
◼
A shareholder in the fund’s Class C shares will have their shares converted to Class A shares (or the appropriate share class) of the same fund if the shares are no longer subject to a CDSC and the conversion is consistent with J.P. Morgan Securities LLC’s policies and procedures.
CDSC waivers on Class A and C shares available at J.P. Morgan Securities LLC
◼
Shares sold upon the death or disability of the shareholder.
◼
Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
◼
Shares purchased in connection with a return of excess contributions from an IRA account.
◼
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Code.
◼
Shares acquired through a right of reinstatement.
Front-end load discounts available at J.P. Morgan Securities LLC: breakpoints, rights of accumulation & letters of intent
◼
Breakpoints as described in the prospectus.
◼
Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at J.P. Morgan Securities LLC. Eligible fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets.
◼
Letters of Intent (“LOI”) which allow for breakpoint discounts based on anticipated purchases within a fund family, through J.P. Morgan Securities LLC, over a 13-month period of time (if applicable).

STIFEL, NICOLAUS & COMPANY, INC. (“Stifel”)
Effective March 30, 2025, shareholders purchasing or holding Fund shares, including existing fund shareholders, through a Stifel or affiliated platform that provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge load waivers (including front-end sales charge waivers and contingent deferred, or back-end, (CDSC) sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the Fund’s SAI.
CLASS A SHARES
As described elsewhere in this prospectus, Stifel may receive compensation out of the front-end sales charge if you purchase Class A shares through Stifel.
Rights of accumulation
Rights of accumulation (ROA) that entitle shareholders to breakpoint discounts on front-end sales charges will be calculated by Stifel based on the aggregated holding of eligible assets in the Fund held by accounts within the purchaser’s household at Stifel. Ineligible assets include Class A Shares of the Goldman Sachs Money Market Funds not assessed a sales charge. Fund assets not held at Stifel may be included in the calculation of ROA only if the shareholder notifies his or her financial advisor about such assets.
73

The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
Front-end sales charge waivers on Class A shares available at Stifel
◼
Class C shares that have been held for more than seven (7) years may be converted to Class A shares or other front-end share class(es) of the same fund pursuant to Stifel’s policies and procedures. To the extent that this prospectus elsewhere provides for a waiver with respect to the exchange or conversion of such shares following a shorter holding period, those provisions shall continue to apply.
◼
Shares purchased by employees and registered representatives of Stifel or its affiliates and their family members as designated by Stifel.
◼
Shares purchased in a Stifel fee-based advisory program, often referred to as a “wrap” program.
◼
Share purchased through reinvestment of capital gains, distributions and dividend reinvestment when purchasing shares of the same or other fund within the fund family.
◼
Shares purchased from the proceeds of redeemed shares of the fund family so long as the proceeds are from the sale of shares from an account with the same owner/beneficiary within 90 days of the purchase. For the absence of doubt, automated transactions (i.e. systematic purchases, including salary deferral transactions and withdrawals) and purchases made after shares are sold to cover Stifel Nicolaus’ account maintenance fees are not eligible for rights of reinstatement.
◼
Shares from rollovers into Stifel from retirement plans to IRAs.
◼
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the direction of Stifel. Stifel is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in this prospectus.
◼
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
◼
Charitable organizations and foundations, notably 501(c)(3) organizations.
Contingent Deferred Sales Charges Waivers on Class A and C Shares
◼
Death or disability of the shareholder.
◼
Shares sold as part of a systematic withdrawal plan not to exceed 12% annually.
◼
Return of excess contributions from an IRA Account.
◼
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.
◼
Shares acquired through a right of reinstatement.
◼
Shares sold to pay Stifel fees or costs in such cases where the transaction is initiated by Stifel.
◼
Shares exchanged or sold in a Stifel fee-based program.
Share Class Conversions in Advisory Accounts
◼
Stifel continually looks to provide our clients with the lowest cost share class available based on account type. Stifel reserves the right to convert shares to the lowest cost share class available at Stifel upon transfer of shares into an advisory program.
74

Clean Energy Income Fund Prospectus

FOR MORE INFORMATION
Annual/Semi-Annual Report
Additional information about the Fund’s investments is or will be available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.
Statement of Additional Information
Additional information about the Fund and its policies is also available in the Fund’s SAI. The SAI is incorporated by reference into the Prospectus (i.e., is legally considered part of the Prospectus).
The Fund’s annual and semi-annual reports to shareholders, SAI and other information such as the Fund’s financial statements are available free upon request by calling Goldman Sachs Funds at 1-800-526-7384. You can also access and download the annual and semi-annual reports, SAI and other information such as the Fund’s financial statements, free of charge, at the Fund’s website: dfinview.com/GoldmanSachs.
From time to time, certain announcements and other information regarding the Fund may be found at
am.gs.com for individual investors and advisers.
To request other information and for shareholder inquiries:
	Institutional & Class R6	Class A, C & Investor
◼ By telephone:	1-800-621-2550	1-800-526-7384
◼ By mail:	Goldman Sachs Funds 71 South Wacker Drive, Suite 1200 Chicago, IL 60606	Goldman Sachs Funds P.O. Box 219711 Kansas City, MO 64121
◼ On the Internet:	SEC EDGAR database – http://www.sec.gov
Other information about the Fund is available on the EDGAR Database on the SEC’s website at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

The Fund's investment company registration number is 811-05349.
GSAM® is a registered service mark of Goldman Sachs & Co. LLC.
MLPEI3PRO-25

Prospectus
March 30, 2025

GOLDMAN SACHS CLEAN ENERGY INCOME FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT
INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUND
INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN THE FUND.

◼
Goldman Sachs Clean Energy Income Fund
◼
Class P Shares: GCEPX

Goldman Sachs Clean Energy Income Fund—Summary
Investment Objective
The Goldman Sachs Clean Energy Income Fund (the "Fund") seeks total return through current income and capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Class P
Management Fees	0.80%
Other Expenses	0.62%
Total Annual Fund Operating Expenses	1.42%
Expense Limitation[1]	(0.54%)
Total Annual Fund Operating Expenses After Expense Limitation	0.88%
1
The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.054% of the Fund’s average daily net assets through at least March 30, 2026, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in Class P Shares of the Fund for the time periods indicated and then redeem all of your Class P Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same  (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class P Shares	$90	$396	$725	$1,655

Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in the annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2024 was 136% of the average value of its portfolio.
Principal Strategy
The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in U.S. and non-U.S. equity securities issued by clean energy companies.
For purposes of the Fund’s 80% policy discussed above, the Fund’s investments in clean energy companies may include: U.S. and non-U.S. companies that (i) are constituents of one or more of the Fund’s stated performance benchmarks; (ii) are classified by the Global Industry Classification Standard (“GICS”) as part of the Renewable Electricity sub-industry; or (iii) have at least 50% of their assets, income, earnings, sales or profits committed to, or derived from, renewable energy electricity generation (wind, solar, hydrogen, geothermal, biomass, etc.), renewable storage and transmission, renewable energy equipment development manufacturing, electrified
1

transport, biofuel production or energy efficiency solutions (including smart grid). Some of the clean energy companies in which the Fund invests, including companies that the Investment Adviser believes are involved in the transition to a more sustainable energy sector, may have operations that involve traditional energy facilities (including oil, gas or other hydrocarbons).
The Fund will concentrate its investments in companies in the clean energy group of industries. The Fund intends to focus its investments on clean energy infrastructure companies. The Investment Adviser expects that the Fund’s investments will be weighted in favor of companies that pay dividends or other current distributions.
The Fund’s investment strategy combines bottom-up company analysis with fundamental real asset research. The Investment Adviser may decide to sell a position for various reasons, including valuation and price considerations or for risk management purposes. The Investment Adviser may integrate environmental, social and governance (“ESG”) factors alongside traditional fundamental factors as part of its fundamental research process. No one factor or consideration is determinative in the stock selection process.
The Fund’s investments in U.S. and non-U.S. equity securities may include common stock, preferred stock and depositary receipts. The Fund may invest without restriction as to issuer capitalization (including small- and mid-capitalization companies). A portion of the Fund’s securities may be denominated in foreign currencies and held outside the United States.
The Fund may invest up to 25% of its total assets (measured at time of purchase) in master limited partnerships (“MLPs”) that are taxed as partnerships and may invest up to 20% of its Net Assets in securities of companies that are not clean energy companies. The Fund’s investments in other investment companies (including exchange-traded funds (“ETFs”)), real estate investment trusts (“REITs”) and other instruments are counted towards the Fund’s 80% investment policy to the extent they have economic characteristics similar to the investments included within that policy. The Fund may also invest in privately held companies and companies that only recently began to trade publicly. The Fund may invest in stock, warrants and other securities of special purpose acquisition companies (“SPACs”).
THE FUND IS NON-DIVERSIFIED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (“INVESTMENT COMPANY ACT”), AND MAY INVEST A LARGER PERCENTAGE OF ITS ASSETS IN FEWER ISSUERS THAN DIVERSIFIED MUTUAL FUNDS.
The Investment Adviser measures the Fund’s performance against the Clean Energy Income Composite Index, which is comprised of two indices: Eagle Global Renewables Infrastructure Index (Total Return, Unhedged, USD) (50%) and S&P Global Clean Energy Transition Index (Total Return, Unhedged, USD) (50%).
Principal Risks of the Fund
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing. The Fund's principal risks are presented below in alphabetical order, and not in the order of importance or potential exposure.
Clean Energy Sector Risk.  The Fund concentrates its investments in the clean energy group of industries, and will therefore be susceptible to adverse economic, business, social, political, environmental, regulatory or other developments affecting that group of industries. Clean energy companies may be more volatile than companies operating in more established industries. Certain valuation methods used to value clean energy companies have not been in widespread use for a significant period of time and may further increase the volatility of certain clean energy company share prices. Clean energy companies and other companies operating in the clean energy group of industries are subject to market and other specific risks, including, among others: fluctuations in commodity prices and/or interest rates; changes in governmental or environmental regulation or policy; reduced availability of clean energy sources or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; seasonal weather conditions, extreme weather or other natural disasters; consumer preferences; and threats of attack by terrorists on certain clean energy assets. Clean energy companies can be significantly affected by the supply of, and demand for, particular energy products, which may result in overproduction or underproduction. Additionally, changes in the regulatory environment for clean energy companies may adversely impact their profitability. Obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants and general economic conditions can significantly affect companies in the clean energy group of industries. Certain investments may be dependent on U.S. and foreign government policies, including tax incentives and subsidies, which may be changed or discontinued at any time. Adhering to the clean energy company criteria and applying the Investment Adviser’s supplemental clean energy analysis may also affect the Fund’s performance relative to other energy sector focused funds that do not adhere to such criteria or apply such analysis.
Dividend-Paying Investments Risk. The Fund’s investments in dividend-paying securities could cause the Fund to underperform other funds. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. This may limit the ability of the Fund to produce current income.
2

Energy Sector Risk.  The Fund concentrates its investments in the energy sector, and will therefore be susceptible to adverse economic, business, social, political, environmental, regulatory or other developments affecting that sector. The energy sector has historically experienced substantial price volatility. MLPs, energy infrastructure companies and other companies operating in the energy sector are subject to market and other specific risks, including, among others: fluctuations in commodity prices and/or interest rates; increased governmental or environmental regulation or policy; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; declines in domestic or foreign production or consumption; slowdowns in new construction; extreme weather or other natural disasters; consumer preferences; and threats of attack by terrorists and state-sponsored actors on energy assets. Energy companies can be significantly affected by the supply of, and demand for, particular energy products (such as oil and natural gas), which may result in overproduction or underproduction. Additionally, changes in the regulatory environment for energy companies may adversely impact their profitability. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy companies.
During periods of heightened volatility, energy producers that are burdened with debt may seek bankruptcy relief. Bankruptcy laws may permit the revocation or renegotiation of contracts between energy producers and MLPs/energy infrastructure companies, which could have a dramatic impact on the ability of MLPs/energy infrastructure companies to pay distributions to its investors, including the Fund, which in turn could impact the ability of the Fund to pay dividends and dramatically impact the value of the Fund’s investments.
Foreign and Emerging Countries Risk.  Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which the Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments, or from problems in share registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. These risks are more pronounced in connection with the Fund’s investments in securities of issuers located in, or otherwise economically tied to, emerging countries.
Industry Concentration Risk. The Fund concentrates its investments in securities of companies in the clean energy group of industries. This concentration subjects the Fund to greater risk of loss as a result of adverse economic, business, political, environmental or other developments in such industries than if its investments were diversified across different industries.
Infrastructure Company Risk.  Infrastructure companies are susceptible to various factors that may negatively impact their businesses or operations, including costs associated with compliance with and changes in environmental, governmental and other regulations, rising interest costs in connection with capital construction and improvement programs, government budgetary constraints that impact publicly funded projects, the effects of general economic conditions throughout the world, surplus capacity and depletion concerns, increased competition from other providers of services, uncertainties regarding the availability of fuel and other natural resources at reasonable prices, the effects of energy conservation policies, unfavorable tax laws or accounting policies and high leverage. Infrastructure companies will also be affected by innovations in technology that could render the way in which a company delivers a product or service obsolete and natural or man-made disasters.
Investments in ETFs.  The Fund may invest directly in ETFs, including affiliated ETFs. The Fund’s investments in ETFs will be subject to the restrictions applicable to investments by an investment company in other investment companies, unless relief is otherwise provided under the terms of an SEC exemptive order or SEC exemptive rule.
Investment Style Risk.  Different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. The Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.
Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the  Fund's   NAV and liquidity. Similarly, large Fund share purchases may adversely affect the  Fund's  performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the  Fund's  current expenses being allocated over a smaller asset base, leading to an increase in the  Fund's  expense ratio.
Liquidity Risk.  The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, declining
3

prices of the securities sold, an unusually high volume of redemption requests or other reasons. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.
Market Risk. The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors, governments or countries and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, geopolitical disputes, acts of terrorism, social or political unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, sanctions or the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments, could also significantly impact the Fund and its investments.
Master Limited Partnership Risk. Investments in securities of an MLP involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP. Certain MLP securities may trade in lower volumes due to their smaller capitalizations, and may be subject to more abrupt or erratic price movements and lower market liquidity. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.
Investments in securities of an MLP also include tax-related risks. For example, to the extent a distribution received by the Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP may be reduced, which will result in an increase in an amount of income or gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes upon the sale of any such interests or upon subsequent distributions in respect of such interests.
Mid-Cap and Small-Cap Risk.  Investments in mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.
Non-Diversification Risk.  The Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in one or more issuers or in fewer issuers than diversified  mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.
Portfolio Turnover Rate Risk. A high rate of portfolio turnover involves correspondingly greater expenses which must be borne by the Fund and its shareholders, and is also likely to result in short-term capital gains taxable to shareholders.
Private Investment in Public Equities Risk. The Fund may invest in PIPE transactions. PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, typically at a discount to the market price of the company’s common stock. In a PIPE transaction, the Fund may bear the price risk from the time of pricing until the time of closing. Equity issued in this manner is often subject to transfer restrictions and is therefore less liquid than equity issued through a registered public offering. For example, the Fund may be subject to lock-up agreements that prohibit transfers for a fixed period of time. In addition, because the sale of the securities in a PIPE transaction is not registered under the Securities Act, the securities are “restricted” and cannot be immediately resold into the public markets. The Fund may enter into a registration rights agreement with the issuer pursuant to which the issuer commits to file a resale registration statement allowing the Fund to publicly resell its securities. However, the ability of the Fund to freely transfer the shares is conditioned upon, among other things, the SEC’s preparedness to declare the resale registration statement effective and the issuer’s right to suspend the Fund’s use of the resale registration statement if the issuer is pursuing a transaction or some other material non-public event is occurring. Accordingly, PIPE securities may be subject to risks associated with illiquid investments.
Real Estate Investment Trusts (“REITs”) Risk.  REITs whose underlying properties are concentrated in a particular industry or geographic region are subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.
Special Purpose Acquisition Companies Risk. The Fund may invest in stock, warrants and other securities of SPACs. SPACs are in essence blank check companies without operating history or ongoing business other than seeking acquisitions. The value of a SPAC’s securities is particularly dependent on the ability of its management to identify and complete a profitable acquisition. There is no guarantee that the SPACs in which the Fund invests will complete an acquisition or that any acquisitions completed by the SPACs in which the Fund invests will be profitable. The values of investments in SPACs may be highly volatile and these investments may also have little or no liquidity.
Stock Risk.  Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.
4

Utilities Industry Risk.  Securities in the utilities industry can be very volatile and can be impacted significantly by supply and demand for services or fuel, government regulation, conservation programs, commodity price fluctuations and other factors. Government regulation of utility companies may limit those companies’ profits or the dividends they can pay to investors. In addition, utility companies may face regulatory restrictions with respect to expansion to new markets, limiting their growth potential. Technological developments may lead to increased competition, which could impact a company’s performance.
Performance
The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Class P Shares from year to year; and (b) how the average annual total returns of the Fund’s Class P Shares compare to those of a regulatorily required broad-based securities market index (the S&P 500® Index) (the “Regulatory Benchmark”) and the Clean Energy Income Composite Index (the “Performance Benchmark”). After the close of business on June 28, 2024, the composition of the Performance Benchmark was changed from the Eagle North American Renewables Infrastructure Index (50%), Indxx Yieldco and Renewable Energy Income Index (35%), and Eagle Global Renewables Infrastructure Index (15%) to the Eagle Global Renewables Infrastructure Index (50%) and S&P Global Clean Energy Transition Index (50%) (formerly known as S&P Global Clean Energy Index) to accommodate the decommission of one of the then-existing constituents of the Performance Benchmark. The Investment Adviser believes that the new composition of the Performance Benchmark is an appropriate blended index against which to measure performance in light of the Fund’s investment strategy. The Performance Benchmark is generally more representative of the market sectors and/or types of investments in which the Fund invests or to which the Fund has exposure and which the Investment Adviser uses to measure the Fund’s performance. The Fund has included in the table below the performance of the Regulatory Benchmark, which represents a broader measure of market performance, to comply with new regulatory requirements. For additional information about these benchmark indices, please see “Additional Performance and Benchmark Information” on page 9 of the Prospectus. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by calling the appropriate phone number on the back cover of the Prospectus.
Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.
CALENDAR YEAR (CLASS P)

During the periods shown in the chart above:	Returns	Quarter ended
Best Quarter Return	14.98%	September 30, 2024
Worst Quarter Return	-19.80%	September 30, 2023

AVERAGE ANNUAL TOTAL RETURN For the period ended December 31, 2024
	1 Year	Since Inception	Inception Date
Class P Shares			6/26/2020
Returns Before Taxes	-13.73%	-1.19%
Returns After Taxes on Distributions	-14.28%	-2.58%
Returns After Taxes on Distributions and Sale of Fund Shares	-7.66%	-1.31%
Clean Energy Income Composite Index	-17.34%	1.67%
Eagle Global Renewables Infrastructure Index (Total Return, Unhedged, USD)	-8.61%	1.77%
S&P Global Clean Energy Transition Index (Total Return, Unhedged, USD)	-25.48%	0.51%
S&P 500® Index	24.94%	17.81%
Benchmark returns do not reflect any deductions for fees or expenses.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund Shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
5

Portfolio Management
Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).
Portfolio Managers:  Kristin Kuney, CFA, Managing Director, has managed the Fund since 2022 and Ben Okin, Vice President, has managed the Fund since 2020.
Buying and Selling Fund Shares
The Fund does not impose minimum purchase requirements for initial or subsequent investments in Class P Shares.
You may purchase and redeem (sell) Class P Shares of the Fund on any business day through the Goldman Sachs Private Wealth Management business unit, The Goldman Sachs Trust Company, N.A., The Goldman Sachs Trust Company of Delaware, Goldman Sachs Wealth Services, L.P. or with certain intermediaries that are authorized to offer Class P Shares.
Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Investments made through tax-deferred arrangements may become taxable upon withdrawal from such arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through an intermediary that is authorized to offer Class P Shares, the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your intermediary’s website for more information.
6

Investment Management Approach

INVESTMENT OBJECTIVE
The Fund seeks total return through current income and capital appreciation. The Fund’s investment objective may be changed without shareholder approval upon 60 days’ notice.
PRINCIPAL INVESTMENT STRATEGIES
The Fund invests, under normal circumstances, at least 80% of its Net Assets in U.S. and non-U.S. equity securities issued by clean energy companies. Shareholders will be provided with sixty days’ notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.
For purposes of the Fund’s 80% policy discussed above, the Fund’s investments in clean energy companies may include: U.S. and non-U.S. companies that (i) are constituents of one or more of the Fund’s stated performance benchmarks; (ii) are classified by the Global Industry Classification Standard (“GICS”) as part of the Renewable Electricity sub-industry; or (iii) have at least 50% of their assets, income, earnings, sales or profits committed to, or derived from, renewable energy electricity generation (wind, solar, hydrogen, geothermal, biomass, etc.), renewable storage and transmission, renewable energy equipment development manufacturing, electrified transport, biofuel production or energy efficiency solutions (including smart grid). Some of the clean energy companies in which the Fund invests, including companies that the Investment Adviser believes are involved in the transition to a more sustainable energy sector, may have operations that involve traditional energy facilities (including oil, gas or other hydrocarbons).
The Fund will concentrate its investments in companies in the clean energy group of industries. The Fund intends to focus its investments on clean energy infrastructure companies. The Fund will invest in investments across all clean energy segments (upstream, midstream, downstream), but with a focus on midstream (energy infrastructure). Upstream investments include companies that are engaged in the manufacturing and development of clean energy technology, including solar panels, wind turbines, batteries and fuel cells. Midstream clean energy infrastructure companies include companies that primarily own, operate and in some cases develop clean energy assets (solar, wind, hydro, biomass, ethanol) often selling clean energy to a purchaser under long-term contracts. Downstream energy companies include companies that are engaged in the distribution, use and deployment of clean energy. The Investment Adviser expects that the Fund’s investments will be weighted in favor of companies that pay dividends or other current distributions.
The Fund’s investment strategy combines bottom-up company analysis with fundamental real asset research. The Investment Adviser may decide to sell a position for various reasons, including valuation and price considerations or for risk management purposes.
The Fund’s investments in U.S. and non-U.S. equity securities may include common stock, preferred stock and depositary receipts. The Fund may invest without restriction as to issuer capitalization (including small- and mid-capitalization companies). A portion of the Fund’s securities may be denominated in foreign currencies and held outside the United States.
The Fund may invest up to 25% of its total assets (measured at time of purchase) in MLPs that are taxed as partnerships and may invest up to 20% of its Net Assets in securities of companies that are not clean energy companies. The Fund may invest in derivatives, including options, futures, forwards, and other derivative instruments. While the Fund may invest in derivatives for hedging purposes, the Fund generally does not intend to hedge its exposures. The Fund’s investments in derivatives, other investment companies (including ETFs), REITs and other instruments are counted towards the Fund’s 80% investment policy to the extent they have economic characteristics similar to the investments included within that policy. The Fund may also invest in privately held companies and companies that only recently began to trade publicly. The Fund may invest in stock, warrants and other securities of SPACs.
The Fund concentrates its investments in the securities of issuers in the clean energy group of industries. Therefore, under normal circumstances, the Fund will invest more than 25% of its total assets in securities issued by companies in the clean energy group of industries. The Fund may, however, invest less than 25% of its total assets in this industry as a temporary defensive position.
THE FUND IS NON-DIVERSIFIED UNDER THE INVESTMENT COMPANY ACT, AND MAY INVEST A LARGER PERCENTAGE OF ITS ASSETS IN FEWER ISSUERS THAN DIVERSIFIED MUTUAL FUNDS.
The Investment Adviser measures the Fund’s performance against the Clean Energy Income Composite Index. The Fund’s broad-based securities market index is the S&P 500® Index. The Clean Energy Income Composite Index is comprised of two indices: Eagle Global Renewables Infrastructure Index (Total Return, Unhedged, USD) (50%) and S&P Global Clean Energy Transition Index (Total Return, Unhedged, USD) (50%). The Eagle Global Renewables Infrastructure Index (Total Return, Unhedged, USD) provides a benchmark that is designed to track the performance of renewables infrastructure or renewables-related infrastructure assets, primarily wind, solar, hydro, biomass, and electric transmission lines. Constituents are companies whose stocks trade globally in OECD countries. The index is a capped, float-adjusted, capitalization-weighted index developed by Eagle Global Advisors, and disseminated real-time on a
7

price-return basis (RENEW) and on a total-return basis (RENEWTR). The S&P Global Clean Energy Transition Index (formerly known as S&P Global Clean Energy Index) is designed to measure the performance of companies in global clean energy-related businesses from both developed and emerging markets, with a target constituent count of 100. The S&P 500® Index is the Standard & Poor’s 500 Composite index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, political or other conditions. For temporary defensive purposes, the Fund may invest up to 100% of its total assets in securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”), commercial paper rated at least A-2 by S&P Global Ratings (“Standard & Poor’s”), P-2 by Moody’s Investors Service, Inc. (“Moody’s”) or having a comparable credit rating by another nationally recognized statistical rating organization (“NRSRO”) (or if unrated, determined by the Investment Adviser to be of comparable credit quality), certificates of deposit, bankers’ acceptances, repurchase agreements, non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year, ETFs and other investment companies and cash items. When the Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.
Investment Philosophy
Evaluate Overall Energy Trends
The GSAM Fundamental Equity team seeks to understand how energy demand is shifting as a function of economic growth, technological advancements, government policies/incentives and consumer preferences. Through this process, the team aims to understand how these demand changes impact the need for clean energy infrastructure.
Establish Implications of Overall Energy Trends for Clean Energy Infrastructure Companies
The GSAM Fundamental Equity team focuses on the following factors in seeking to understand how overall energy trends have the potential to drive performance of clean energy infrastructure companies.
◼
Technology Exposure Selection
Focus on lowest-cost proven technologies (including solar, wind, hydro and biomass).
◼
Functional Exposure Selection
Focus on functional areas that the GSAM Fundamental Equity team believes offers attractive return profiles, supported by long-term contracts, with limited commodity price risk exposure, recognizing that different areas of clean energy infrastructure (such as power generation, storage, transmission or energy efficiency solutions) experience varying demand and margins over time.
◼
Regional Exposure Selection
Focus on companies that own assets in regions with access to high quality renewable resources, as well as regions where governments may support certain types of clean energy infrastructure development. Additionally, seek geographic diversification to mitigate exposure to any single market/counterparty.
Identify Specific Companies for Investment
Having established an understanding of how supply and demand patterns could shift over time and their implications for clean energy infrastructure, the team undertakes detailed bottom-up analysis of individual companies with exposure to the trends identified. This process helps identify companies with potential for above-average growth over multiple years and also helps isolate potential trouble spots. Specifically, the team:
◼
Creates and maintains proprietary financial models on companies within the investment universe and develops independent income and cash flow estimates which are then used to benchmark companies’ actual results
◼
Spends considerable time engaging in dialogue with management teams to gain a better understanding of companies’ strategic direction, customer quality, attitude towards capital stewardship, and other aspects such as propensity for acquisitions, etc.
◼
Employs multiple valuation methodologies including discounted cash flow analysis, yield-based valuation, and other cash flow-based metrics to estimate fair value of target companies
◼
Monitors the health of target companies’ balance sheets, availability of liquidity, access to debt and equity markets, and other similar factors
8

Investment Management Approach
As a stakeholder, the Fund has a vested interest in helping the companies in which it invests unlock value by improving corporate practices and being thoughtful stewards of capital. As part of its focus on long-term, active ownership, the Investment Adviser may, in certain circumstances, use proxy voting and engagement as some of the tools available to encourage positive corporate decision making and productive change, where possible
No one factor or consideration is determinative in the fundamental research and stock selection process.
The GSAM Fundamental Equity team employs a fundamental investment process that considers a wide range of factors, and no one factor or consideration is determinative. Traditional fundamental factors that the GSAM Fundamental Equity team may consider include, but are not limited to, cash flows, balance sheet leverage, return on invested capital, industry dynamics, earnings quality and profitability. The GSAM Fundamental Equity team may integrate environmental, social and governance (“ESG”) factors alongside traditional fundamental factors as part of its fundamental research process to seek to assess overall business quality and valuation, as well as potential risks. ESG factors that the GSAM Fundamental Equity team may consider include, but are not limited to, carbon intensity and emissions profiles, community impact, governance practices and board structure. The identification of a risk related to an ESG factor will not necessarily exclude a particular security or sector that, in the GSAM Fundamental Equity team’s view, is otherwise suitable and attractively priced for investment, and the GSAM Fundamental Equity team may invest in a security or sector without integrating ESG factors or considerations into its fundamental investment process. The relevance of specific traditional fundamental factors and ESG factors to the fundamental investment process varies across asset classes, sectors and strategies. The GSAM Fundamental Equity team may utilize data sources provided by third-party vendors and/or engage directly with issuers when assessing the above factors.
Buy/Sell Discipline
The team believes in balancing growth with other important attributes, including reliability of current distributions, credit ratings and leverage and considers those factors when evaluating potential investments.
Similarly, deterioration in growth prospects, falling distribution coverage, limited liquidity in the face of increasing capital expenditure commitments, and rising leverage are examples of signals that the team relies on in deciding whether or not to sell a position.
ADDITIONAL PERFORMANCE AND BENCHMARK INFORMATION
Note that the “Best Quarter” and “Worst Quarter” figures shown in the “Performance” section of the Fund’s Summary section are applicable only to the time period covered by the bar chart.
These definitions apply to the after-tax returns shown in the “Performance” section of the Fund’s Summary section.
Average Annual Total Returns Before Taxes. These returns do not reflect taxes on distributions on the Fund’s Shares nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.
Average Annual Total Returns After Taxes on Distributions. These returns assume that taxes are paid on distributions on the Fund’s Class P Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Class P Shares at the end of the performance period.
Average Annual Total Returns After Taxes on Distributions and Sale of Shares. These returns reflect taxes paid on distributions on the Fund’s Class P Shares and taxes applicable when the shares are redeemed (sold).
Note on Tax Rates. The after-tax performance figures are calculated using the historically highest individual federal marginal income tax rates at the time of the distributions and do not reflect state and local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.
Note on Benchmarks.  References in the Prospectus to the Fund’s Regulatory or Performance Benchmark (or any other benchmark) are for informational purposes only, and unless otherwise noted, are not an indication of how the Fund is managed or the Fund’s risk characteristics.
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OTHER INVESTMENT PRACTICES AND SECURITIES
Although the Fund’s principal investment strategies are described in the Fund’s Summary—Principal Strategy and Investment Management Approach—Principal Investment Strategies sections of the Prospectus, the following tables identify some of the investment techniques that may (but are not required to) be used by the Fund in seeking to achieve its investment objectives. Numbers in these tables show allowable usage only; for actual usage, consult the Fund’s most recently filed Form N-CSR. For more information about these and other investment practices and securities, see Appendix A.
The Fund publishes on its website (am.gs.com) complete portfolio holdings for the Fund as of the end of each calendar quarter subject to a fifteen calendar-day lag between the date of the information and the date on which the information is disclosed. In addition, the Fund publishes on its website month-end top ten holdings subject to a fifteen calendar-day lag between the date of the information and the date on which the information is disclosed. In addition, a description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI.
10

Investment Management Approach

10  Percent of total assets (including securities lending collateral) (italic type)
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)
•   No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund
Clean Energy Income Fund
Investment Practices
Borrowings	33 1/3
Cross Hedging of Currencies	•
Custodial Receipts and Trust Certificates	•
Equity Swaps	•
Futures Contracts and Options and Swaps on Futures Contracts	•
Illiquid Investments*	15
Investment Company Securities (including ETFs)[1]	10
Options on Foreign Currencies	•
Options[2]	•
Preferred Stock, Warrants and Stock Purchase Rights	•
Repurchase Agreements	•
Securities Lending[3]	33 1/3
Short Sales Against the Box	25
Unseasoned Companies	•
When-Issued Securities and Forward Commitments	•
*
Illiquid investments are any investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investments.
1
This percentage limitation does not apply to the Fund’s investments in investment companies (including ETFs) where a higher percentage limitation is permitted under the Investment Company Act or rules, regulations or exemptive relief thereunder.
2
The Fund may sell call and put options and purchase call and put options on securities and securities indices in which it may invest.
3
The Fund may engage in securities lending.
11

10 Percent of total assets (including securities lending collateral) (italic type)
10 Percent of net assets (including borrowings for investment purposes) (roman type)
•  No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund
Clean Energy Income Fund
Investment Securities
Bank Obligations[1]	•
Commodity-Linked Derivatives Instruments	•
Convertible Securities	•
Corporate Debt Obligations	•
Depository Receipts	•
Derivatives	•
Emerging Country Securities	•
Equity Investments	80+
Fixed Income Securities	20[2]
Foreign Securities	•
Initial Public Offerings	•
Master Limited Partnerships (“MLPs”) Investments	25
Non-Investment Grade Fixed Income Securities[3]	20
Pre-IPO Investments (including late-stage private equity securities)	•
Private Investment in Public Equities (“PIPEs”)	•
Real Estate Investment Trusts (“REITs”)	•
Special Purpose Acquisition Companies (“SPACs”)	•
Structured Securities (which may include equity linked notes)[4]	•
Swaps and Options on Swaps	•
Temporary Investments	•
U.S. Government Securities	•
1
The Fund may invest in bank obligations issued by U.S. or foreign banks.
2
Except as noted under “Non-Investment Grade Fixed Income Securities,” fixed income securities must be investment grade (i.e., BBB– or higher by Standard & Poor’s, Baa3 or higher by Moody’s or have a comparable credit rating by another NRSRO or, if unrated, determined by the Investment Adviser to be of comparable credit quality).
3
May be BB+ or lower by Standard & Poor’s, Ba1 or lower by Moody’s or have a comparable credit rating by another NRSRO at the time of investment.
4
Structured securities are not subject to the same minimum credit quality requirements as the Fund’s investments in fixed income securities.
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Risks of the Fund
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other governmental agency. The principal risks of the Fund are discussed in the Summary section of the Prospectus. The following section provides additional information on the risks that apply to the Fund, which may result in a loss of your investment. The risks applicable to the Fund are presented below in alphabetical order, and not in the order of importance or potential exposure. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.
✓ Principal Risk • Additional Risk	Clean Energy Income Fund
Clean Energy Sector	✓
Commodity Sector	•
Credit/Default	•
Cybersecurity	•
Depository Receipts	•
Derivatives	•
Dividend-Paying Investments	✓
Emerging Countries	✓
ESG Integration	•
Foreign	✓
Geographic	•
Industry Concentration	✓
Infrastructure Company	✓
Initial Public Offering (“IPO”)	•
Interest Rate	•
Investment Style	✓
Investments in ETFs	✓
Large Shareholder Transactions	✓
Liquidity	✓
Management	•
Market	✓
Master Limited Partnership	✓
Mid-Cap and Small-Cap	✓
Natural Resources	•
NAV	•
Non-Diversification	✓
Non-Investment Grade Fixed Income Securities	•
Portfolio Turnover Rate	✓
Pre-IPO Investments	•
Private Investment in Public Equities	✓
Regulatory (Volcker Rule)	•
REIT	✓
Special Purpose Acquisition Companies (“SPACs”)	✓
Stock	✓
U.S. Government Securities	•
Utilities Industry	✓
◼
Clean Energy Sector Risk—The Fund concentrates its investments in the clean energy group of industries, and will therefore be susceptible to adverse economic, business, social, political, environmental, regulatory or other developments affecting that group of industries. Clean energy companies may be more volatile than companies operating in more established industries. Certain valuation methods used to value clean energy companies have not been in widespread use for a significant period of time and may further increase the volatility of certain clean energy company share prices. Clean energy companies and other companies operating in the clean energy group of industries are subject to market and other specific risks, including, among others: fluctuations in commodity prices and/or interest rates; changes in governmental or environmental regulation or policy; reduced availability of clean energy sources or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; seasonal weather conditions, extreme weather or other natural disasters; consumer preferences; and threats of attack by terrorists on
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certain clean energy assets. Clean energy companies can be significantly affected by the supply of, and demand for, particular energy products, which may result in overproduction or underproduction. Additionally, changes in the regulatory environment for clean energy companies may adversely impact their profitability. Obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants and general economic conditions can significantly affect companies in the clean energy group of industries. Certain investments may be dependent on U.S. and foreign government policies, including tax incentives and subsidies, which may be changed or discontinued at any time. Adhering to the clean energy company criteria and applying the Investment Adviser’s supplemental clean energy analysis may also affect the Fund’s performance relative to other energy sector-focused funds that do not adhere to such criteria or apply such analysis.
Because many clean energy infrastructure companies enter into long-term contracts for energy off-put, if their counterparties experience economic stress, there could be subsequent concerns regarding such long-term contracts. In addition, worsening or extreme weather conditions, such as droughts, severe storms, and floods, could lead to lower utilization of clean energy assets than anticipated at the signing of long-term contracts. Further, as increased capital enters the renewable energy space, combined with decreasing costs, there may be pressure on power pricing, which in turn could result in lower rates of returns on certain projects. The clean energy sector can also be significantly affected by changes in the prices and supplies of other energy fuels, energy conservation, the success of exploration projects, tax and other government regulations.
Certain factors may result negatively contribute to the growth of the clean energy group of industries, including changes in government policy to no longer focus on clean energy could result in reduced capital investment in the sector. In addition, long-term clean energy infrastructure growth is largely dependent on battery storage technology, which today is insufficient to meet long-term policy goals. Moreover, due to the volume of clean energy infrastructure needed to meet such policy goals, construction slowdowns or the inability to construct projects on time could result in reduced growth for the clean energy group of industries.
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Commodity Sector Risk—Exposure to the commodities markets may subject the Fund to greater volatility than investments in more traditional securities. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and other restrictions on trade, sanctions and international economic, business, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies and global events such as war, military conflict and geopolitical disputes. The energy sector can be significantly affected by changes in the prices and supplies of oil and other energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations, policies of the Organization of Petroleum Exporting Countries (“OPEC”) and relationships among OPEC members and between OPEC and oil-importing nations. The metals sector can be affected by sharp price volatility over short periods caused by global economic, financial and political factors, resource availability, government regulation, economic cycles, changes in inflation or expectations about inflation in various countries, interest rates, currency fluctuations, metal sales by governments, central banks or international agencies, investment speculation and fluctuations in industrial and commercial supply and demand. Commodity-linked investments are often offered by companies in the financial services sector, including the banking, brokerage and insurance sectors. As a result, events affecting issuers in the financial services sector may cause the Fund’s share value to fluctuate. Although investments in commodities typically move in different directions than traditional equity and debt securities, when the value of those traditional securities is declining due to adverse economic conditions, there is no guarantee that these investments will perform in that manner, and at certain times the price movements of commodity-linked investments have been parallel to those of debt and equity securities.
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Credit/Default Risk—An issuer or guarantor of fixed income securities or instruments held by the Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal or default on any other obligation. The credit quality of the Fund’s portfolio securities or instruments may meet the Fund’s credit quality requirements at the time of purchase but then deteriorate thereafter, and such a deterioration can occur rapidly. In certain instances, the downgrading or default of a single holding or guarantor of the Fund’s holdings may impair the Fund’s liquidity and have the potential to cause significant NAV deterioration. These risks are heightened in market environments where interest rates are rising as well as in connection with the Fund’s investments in non-investment grade fixed income securities.
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Cybersecurity Risk—The Fund may be susceptible to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among others, stealing or corrupting confidential information and other data that is maintained online or digitally for financial gain, denial-of-service attacks on websites causing operational disruption, and the unauthorized release of confidential information and other data. Cyber-attacks have the ability to cause significant disruptions and impact business operations; to result in financial losses; to prevent shareholders from transacting business; to interfere with the Fund’s calculation of NAV; and to lead to violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs. Cyber-attacks affecting the Fund or its Investment Adviser, custodian, Transfer Agent, or other third-party service providers may adversely impact the Fund and its shareholders.
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Risks of the Fund
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Depositary Receipts Risk—Foreign securities may trade in the form of Depositary Receipts. To the extent the Fund acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipts to issue and service such unsponsored Depositary Receipts, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depositary Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depositary Receipts and the underlying securities are quoted. The Fund will not invest in any Depositary Receipts that the Investment Adviser deems to be illiquid or for which pricing information is not readily available.The issuers of Depositary Receipts may discontinue issuing new Depositary Receipts and withdraw existing Depositary Receipts at any time, which may result in costs and delays in the distribution of the underlying assets to the Fund and may negatively impact the Fund’s performance.
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Derivatives Risk—The Fund’s use of options, futures, options on futures, forwards, swaps, options on swaps, structured securities and other s and similar instruments (collectively referred to in this paragraph as “derivatives”) may result in losses, including due to adverse market movements. Derivatives, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may increase market exposure and be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying assets or instruments may produce disproportionate losses to the Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill, or lacks the capacity or authority to fulfill, its contractual obligations, liquidity risk, which includes the risk that the Fund will not be able to close its derivatives position when it is advantageous to do so, and risks arising from margin requirements, which include the risk that the Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. The Fund may use derivatives for both hedging and non-hedging purposes.
The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments, and there is no guarantee that the use of derivatives will achieve their intended result. If the Investment Adviser is incorrect in its expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, the use of derivatives could result in losses, which in some cases may be significant. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of the derivatives or other instruments used by the Investment Adviser to replicate the performance of a particular asset class may not accurately track the performance of that asset class.
The use of derivatives is also subject to operational and legal risks. Operational risks generally refer to risks related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error. Legal risks generally refer to risks of loss resulting from insufficient documentation or legality or enforceability of a contract.
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Dividend-Paying Investments Risk—The Fund’s investments in dividend-paying securities could cause the Fund to underperform other funds that invest in similar asset classes but employ a different investment style. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. For example, in response to the outbreak of a novel strain of coronavirus (known as COVID-19), the U.S. Government passed the Coronavirus Aid, Relief and Economic Security Act in March 2020, which established loan programs for certain issuers impacted by COVID-19. Among other conditions, borrowers under these loan programs are generally restricted from paying dividends. The adoption of new legislation could further limit or restrict the ability of issuers to pay dividends. To the extent that dividend-paying securities are concentrated in only a few market sectors, the Fund may be subject to the risks of volatile economic cycles and/or conditions or developments that may be particular to a sector to a greater extent than if its investments were diversified across different sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. A sharp rise in interest rates or an economic downturn could cause an issuer to abruptly reduce or eliminate its dividend. This may limit the ability of the Fund to produce current income.
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Emerging Countries Risk—Investments in securities of issuers located in, or otherwise economically tied to, emerging countries are subject to the risks associated with investments in foreign securities. The securities markets of most emerging countries are less liquid, developed and efficient, are subject to greater price volatility, and have smaller market capitalizations. In addition, emerging markets and frontier countries may have more or less government regulation and generally do not impose as extensive and frequent accounting, auditing, financial and other reporting requirements as the securities markets of more developed countries. As a result, there could be less information available about issuers in emerging and frontier market countries, which could negatively affect the Investment Adviser’s ability to evaluate local companies or their potential impact on the Fund’s performance. Further, investments in securities of issuers located in certain emerging countries involve the risk of loss resulting from problems in share registration,
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settlement or custody, substantial economic, political and social disruptions and the imposition of exchange controls (including repatriation restrictions). The legal remedies for investors in emerging and frontier markets may be more limited than the remedies available in the U.S., and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited. These risks are not normally associated with investments in more developed countries. For more information about these risks, see Appendix A.
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Energy Sector Risk—The Fund concentrates its investments in the energy sector, and will therefore be susceptible to adverse economic, business, social, political, environmental, regulatory or other occurrences affecting that sector. The energy sector has historically experienced substantial price volatility. At times, the performance of these investments may lag the performance of other sectors or the market as a whole. MLPs, energy infrastructure companies and other companies operating in the energy sector are subject to market or other specific risks, including, among others: fluctuations in commodity prices and/or interest rates; increased governmental or environmental regulation or policy; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; declines in domestic or foreign production or consumption; slowdowns in new construction; extreme weather or other natural disasters; consumer preferences; and threats of attack by terrorists and state-sponsored actors on energy assets. Energy companies can be significantly affected by the supply of, and demand for, particular energy products (such as oil and natural gas), which may result in overproduction or underproduction. Additionally, changes in the regulatory environment for energy companies may adversely impact their profitability. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy companies.
During periods of heightened volatility, energy producers that are burdened with debt may seek bankruptcy relief. Bankruptcy laws may permit the revocation or renegotiation of contracts between energy producers and MLPs/energy infrastructure companies, which could have a dramatic impact on the ability of MLPs/energy infrastructure companies to pay distributions to its investors, including the Fund, which in turn could impact the ability of the Fund to pay dividends and dramatically impact the value of the Fund’s investments.
MLPs may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. Changes in existing laws, regulations or enforcement policies governing the energy sector could significantly increase the compliance costs of MLPs. Certain MLPs could, from time to time, be held responsible for implementing remediation measures, the cost of which may not be recoverable from insurance. The Fund will select its investments in MLPs from the current small pool of issuers. Demand for investment opportunities in MLPs that operate energy-related businesses may exceed supply, which could make it difficult to operate the Fund.
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ESG Integration Risk—The Investment Adviser employs a fundamental investment process that may integrate ESG factors with traditional fundamental factors. The relevance and weightings of specific ESG factors to or within the fundamental investment process varies across asset classes, sectors and strategies and no one factor or consideration is determinative. When integrating ESG factors into the investment process, the Investment Adviser may rely on third-party data that it believes to be reliable, but it does not guarantee the accuracy of such third-party data. ESG information from third-party data providers may be incomplete, inaccurate or unavailable, which may adversely impact the investment process. Moreover, ESG information, whether from an external and/or internal source, is, by nature and in many instances, based on a qualitative and subjective assessment. An element of subjectivity and discretion is therefore inherent to the interpretation and use of ESG data. The process for conducting ESG assessments and implementation of ESG views in client/fund portfolios, including the format and content of such analysis and the tools and/or data used to perform such analysis, may also vary among the Investment Adviser’s portfolio management teams. While the Investment Adviser believes that the integration of material ESG factors into the Fund’s investment process has the potential to identify financial risks and contribute to the Fund’s long-term performance, ESG factors may not be considered for each and every investment decision, and there is no guarantee that the integration of ESG factors will result in better performance. Investors can differ in their views of what constitutes positive or negative ESG characteristics. Moreover, the current lack of common standards may result in different approaches to integrating ESG factors. As a result, the Fund may invest in companies that do not reflect the beliefs and values of any particular investor. The Investment Adviser’s approach to ESG integration may evolve and develop over time, both due to a refinement of investment decision-making processes to address ESG factors and risks, and because of legal and regulatory developments.
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Foreign Risk—When the Fund invests in foreign securities, it may be subject to risk of loss not typically associated with U.S. issuers. Loss may result because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; less liquid, developed or efficient trading markets; greater volatility; and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from, among other things, deteriorating economic and business conditions in other countries, including the United States, regional and global conflicts, the imposition of sanctions, exchange controls (including repatriation restrictions), foreign taxes, confiscation of assets and property, trade restrictions (including tariffs), expropriations and other government restrictions by the United States and other governments, higher transaction costs, difficulty enforcing contractual obligations or from problems in share registration, settlement or custody. The type and severity of sanctions and other similar
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Risks of the Fund
measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. These types of measures may include, but are not limited to, banning a sanctioned country from global payment systems that facilitate cross-border payments, restricting the settlement of securities transactions by certain investors, and freezing the assets of particular countries, entities, or persons. The imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country, downgrades in the credit ratings of the sanctioned country or companies located in or economically tied to the sanctioned country, devaluation of the sanctioned country’s currency, and increased market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. The Fund or the Investment Adviser may determine not to invest in, or may limit its overall investment in, a particular issuer, country or geographic region due to, among other things, heightened risks regarding sanctions, repatriation restrictions, confiscation of assets and property, expropriation or nationalization. Geopolitical developments in certain countries in which a Fund may invest have caused, or may in the future cause, significant volatility in financial markets. These and other geopolitical developments, including regional armed conflict in Europe and elsewhere, could negatively impact the value of the Fund’s investments.
The Fund's investments in foreign securities may also be subject to foreign currency risk, the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund may have exposure to foreign currencies) to decline in value. Foreign risks will normally be greatest when the Fund invests in securities of issuers located in emerging countries. For more information about these risks, see Appendix A.
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Geographic Risk—If  the Fund focuses its investments in securities of issuers located in a particular country or geographic region,  the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.
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Industry Concentration Risk—The Fund concentrates its investments in the clean energy group of industries, which has historically experienced substantial price volatility. Concentrating Fund investments in issuers conducting business in the same industry or group of industries will subject the Fund to a greater risk of loss as a result of adverse economic, business, political, environmental or other developments than if its investments were diversified across different industries.
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Infrastructure Company Risk—Infrastructure companies are susceptible to various factors that may negatively impact their businesses or operations, including costs associated with compliance with and changes in environmental, governmental and other regulations, rising interest costs in connection with capital construction and improvement programs, government budgetary constraints that impact publicly funded projects, the effects of general economic conditions throughout the world, surplus capacity and depletion concerns, increased competition from other providers of services, uncertainties regarding the availability of fuel and other natural resources at reasonable prices, the effects of energy conservation policies, unfavorable tax laws or accounting policies and high leverage.
Infrastructure companies will also be affected by innovations in technology that could render the way in which a company delivers a product or service obsolete, significant changes to the number of ultimate end-users of a company’s products, inexperience with and potential losses resulting from a developing deregulatory environment, increased susceptibility to terrorist attacks and natural or man-made disasters and other natural risks (including earthquakes, floods, lightning, hurricanes, tsunamis and wind). Infrastructure companies also face operating risks, including the risk of fire, explosions, leaks, mining and drilling accidents or other catastrophic events.
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IPO Risk—The market value of shares issued in an IPO may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about a company’s business model, quality of management, earnings growth potential, and other criteria used to evaluate its investment prospects. The purchase of IPO shares may involve high transaction costs. Investments in IPO shares, which are subject to market risk and liquidity risk, involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.
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Interest Rate Risk—When interest rates increase, fixed income securities or instruments held by the Fund (which may include inflation protected securities) will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates and/or volatility. In addition, changes in monetary
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policy may exacerbate the risks associated with changing interest rates. Funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than funds with a shorter average portfolio duration. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.
It is difficult to predict the magnitude, timing or direction of interest rate changes and the impact these changes will have on the markets in which the Fund invests.
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Investment Style Risk—Different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles. The Fund intends to employ a blend of growth and value investment styles depending on market conditions, either of which may fall out of favor from time to time. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Growth companies are often expected by investors to increase their earnings at a certain rate. When these expectations are not met, investors can punish the stocks inordinately even if earnings showed an absolute increase. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.
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Investments in ETFs Risk—The Fund may also invest directly in affiliated and/or unaffiliated ETFs. The Fund’s investments in these ETFs will be subject to limitations and/or conditions prescribed by the Investment Company Act or rules, regulations or exemptive relief thereunder.
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Large Shareholder Transactions Risk—The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to the Fund and shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.
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Liquidity Risk—The Fund may invest in securities or instruments that trade in lower volumes, that are less liquid than other investments and/or that may become illiquid or less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The Fund’s transactions in securities that trade in lower volumes may be executed over a period of time, which could impact the prices at which the Fund transacts. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security or instrument at all. An inability to sell one or more portfolio positions can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.
Illiquidity can be caused by a drop in overall market trading volume, an inability to find a willing buyer, or legal restrictions on the securities’ resale. To the extent that the traditional dealer counterparties that engage in fixed income trading do not maintain inventories of bonds (which provide an important indication of their ability to “make markets”) that keep pace with the growth of the bond markets over time, relatively low levels of dealer inventories could lead to decreased liquidity and increased volatility in the fixed income markets. Additionally, market participants other than the Fund may attempt to sell fixed income holdings at the same time as the Fund, which could cause downward pricing pressure and contribute to decreased liquidity.
During certain periods, the liquidity of particular issuers or industries, or all securities within particular investment categories, may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events (including periods of rapid interest rate changes), or adverse investor perceptions, whether or not accurate.
Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, declining prices of the securities sold, an unusually high volume of redemption requests, or other reasons. The Fund reserves the right to meet redemption requests through in-kind distributions. While a Fund may pay redemptions in kind in the future, the Fund may instead choose to raise cash to meet redemption requests through sales of portfolio securities or permissible borrowings. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests.
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Risks of the Fund
Certain shareholders, including clients or affiliates of the Investment Adviser and/or other funds managed by the Investment Adviser, may from time to time own or control a significant percentage of a Fund’s shares. Redemptions by these shareholders of their shares of a Fund may further increase the Fund’s liquidity risk and may impact the Fund’s NAV. These shareholders may include, for example, institutional investors, funds of funds, discretionary advisory clients and other shareholders whose buy-sell decisions are controlled by a single decision-maker.
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Management Risk—A strategy used by the Investment Adviser may fail to produce the intended results.
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Market Risk—The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors, governments or countries and/or general economic conditions throughout the world. Price changes may be temporary or last for extended periods. The Fund’s investments may be overweighted from time to time in one or more sectors, countries or regions, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors, countries or regions.
Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Furthermore, local, regional and global events such as war, military conflict, geopolitical disputes, acts of terrorism, social or political unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, sanctions or the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments, could also adversely impact issuers, markets and economies, including in ways that cannot necessarily be foreseen. The Fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such conditions, events and actions may result in greater market risk.
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Master Limited Partnership Risk— Investments in securities of an MLP involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price, resulting from regulatory changes or other reasons. Certain MLP securities may trade in lower volumes due to their smaller capitalizations. Accordingly, those MLPs may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price. Investment in those MLPs may restrict a Fund’s ability to take advantage of other investment opportunities. MLPs are generally considered interest-rate sensitive investments that generally rely on capital markets to finance capital expenditures and growth opportunities. During periods of interest rate volatility, limited capital markets access and/or low commodities pricing, these investments may not provide attractive returns.
To the extent a distribution received by a Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP may be reduced, which will result in an increase in an amount of income or gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes upon the sale of any such interests or upon subsequent distributions in respect of such interests. Furthermore, any return of capital distribution received from the MLP may require a Fund to restate the character of its distributions and amend any shareholder tax reporting previously issued. Moreover, a change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which could result in a reduction of the value of a Fund’s investment in the MLP and lower income to the Fund.
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Mid-Cap and Small-Cap Risk—The securities of mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-capitalization and small-capitalization companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund's portfolio. Generally, the smaller the company size, the greater these risks become.
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Natural Resources Risk—The Fund may invest in MLPs and companies principally engaged in owning or developing non-energy natural resources (including timber and minerals) and industrial materials, or supplying goods or services to such companies. The Fund’s investments in natural resources issuers (including MLPs) will be subject to the risk that prices of these investments may fluctuate widely in response to the level and volatility of commodity prices; exchange rates; import controls; domestic and global competition; environmental regulation and liability for environmental damage; mandated expenditures for safety or pollution control; the success of exploration projects; depletion of resources; tax policies; and other governmental regulation. Investments in natural resources issuers can be significantly affected by changes in the supply of or demand for natural resources. The value of investments in natural resources issuers may be adversely affected by a change in inflation.
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NAV Risk—The NAV of the Fund and the value of your investment will fluctuate.
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Non-Diversification Risk—The Fund is non-diversified, which means it is permitted to invest a larger percentage of its assets in one or more issuers or in fewer issuers than diversified mutual funds. As a result of the relatively small number of issuers in which the Fund generally invests, it may be subject to greater risks than a more diversified fund. A change in the value of any single investment held by the Fund may have a greater effect on the overall value of the Fund than it would on a diversified mutual fund that holds more investments. In particular, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and may be susceptible to greater losses because of these developments.
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Non-Investment Grade Fixed Income Securities Risk—Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity. These securities structured as zero-coupon bonds or pay-in-kind securities may require the Fund to make taxable distributions of imputed income without receiving any corresponding cash. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund to the extent necessary in order to seek to ensure that it distributes sufficient income that it does not become subject to U.S. federal income or excise tax.
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Portfolio Turnover Rate Risk— A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by the Fund and its shareholders, and is also likely to result in short-term capital gains taxable to shareholders.
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Pre-IPO Investments Risk—The Fund may invest in privately held companies, including companies that may issue shares in IPOs. Investments in pre-IPO shares involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. Investments in these companies are less liquid and difficult to value, and there is significantly less information available about these companies’ business models, quality of management, earnings growth potential, and other criteria used to evaluate their investment prospects. Although there is a potential the pre-IPO shares that the Fund buys may increase in value if the company does issue shares in an IPO, IPOs are risky and volatile and may cause the value of the Fund’s investments to decrease significantly. Moreover, because pre-IPO shares are generally not freely or publicly tradeable, the Fund may not have access to purchase or the ability to sell these shares in the amounts or at the prices the Fund desires. The companies that the Fund anticipates holding successful IPOs may not ever issue shares in an IPO and a liquid market for their shares may never develop, which may negatively affect the price at which the Fund can sell these shares and make it more difficult to sell these shares, which could also adversely affect the Fund’s liquidity.
◼
Private Investment in Public Equities Risk—The Fund may invest in private investments in public equities (“PIPE”). PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, typically at a discount to the market price of the company’s common stock. In a PIPE transaction, the Fund may bear the price risk from the time of pricing until the time of closing. Equity issued in this manner is often subject to transfer restrictions and is therefore relatively less liquid than equity issued through a registered public offering. In a PIPE transaction, the Fund may bear the price risk from the time of pricing until the time of closing. The Fund may be subject to lock-up agreements that prohibit transfers for a fixed period of time. In addition, because the sale of the securities in a PIPE transaction is not registered under the Securities Act, the securities are “restricted” and cannot be immediately resold by the investors into the public markets. The Fund may enter into a registration rights agreement with the issuer pursuant to which the issuer commits to file a resale registration statement allowing the Fund to publicly resell its securities. Accordingly, PIPE securities may be deemed illiquid. However, the ability of the Fund to freely transfer the shares is conditioned upon, among other things, the SEC’s preparedness to declare the resale registration statement effective covering the resale, from time to time, of the shares sold in the private financing and the issuer’s right to suspend the Fund’s use of the resale registration statement if the issuer is pursuing a transaction or some other material non-public event is occurring. Accordingly, PIPE securities may be subject to risks associated with illiquid investments.
◼
Regulatory Risk (Volcker Rule)—Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the rules issued thereunder (also known as the “Volcker Rule”) prohibit banking entities, such as The Goldman Sachs Group, Inc. (“Goldman”) and its affiliates, including the Investment Adviser, from engaging in certain trading activities involving their own capital (also known as “proprietary trading”). These prohibitions may include certain restrictions on the extent to which Goldman and/or its affiliates may own shares of the Fund. If Goldman or its affiliates own 25% or more of the outstanding shares of the Fund longer than three years from the Fund’s launch date, the Fund may be subject to these proprietary trading restrictions, which include restrictions on the ability to purchase and sell securities on a short term basis. As of the date of the Prospectus, Goldman and/or its affiliates own more than 25% of the outstanding shares of the Fund. Reducing the seed capital in the Fund to address these trading restrictions may prevent the Fund from pursuing its investment objective, may restrict the Fund’s activities and may prevent the
20

Risks of the Fund
Fund from retaining enough capital to engage in certain investment strategies, which could have a negative impact on the Fund’s performance. In addition, if Goldman or its affiliates reduce their interest in the Fund, the Fund may be subject to transaction costs, losses and adverse tax consequences and may be forced to liquidate prematurely, among other things.
◼
REIT Risk—Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. For example, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management or development of the underlying properties. The underlying properties may be subject to mortgage loans, which may also be subject to the risks of default. REITs may also fail to qualify for tax free pass-through of income or may fail to maintain their exemptions from investment company registration.  Securities of such issuers may lack sufficient market liquidity to enable  the Fund  to effect sales at an advantageous time or without a substantial drop in price.
◼
Special Purpose Acquisition Companies Risk—The Fund may invest in stock, warrants, and other securities of SPACs. A SPAC is typically a publicly traded company that raises funds through an IPO for the purpose of acquiring or merging with another company to be identified subsequent to the SPAC’s IPO. Because SPACs and similar entities are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. An investment in a SPAC is subject to a variety of risks, including that (i) prior to any acquisition or merger, a SPAC’s assets are typically invested in U.S. government securities, money market funds and similar investments whose returns or yields may be significantly lower than those of the Fund’s other investments; (ii) the Fund generally will not receive significant income from its investments in SPACs (both prior to and after any acquisition or merger) and, therefore, the Fund’s investments in SPACs will not significantly contribute to the Fund’s distributions to shareholders; (iii) attractive acquisition or merger targets may become scarce if the number of SPACs seeking to acquire operating businesses increases; (iv) an attractive acquisition or merger target may not be identified at all, in which case the SPAC will be required to return any remaining monies to shareholders (unless such shareholders approve alternative arrangements), and the Fund may be subject to opportunity costs to the extent that alternative investments would have produced higher returns; (v) if an acquisition or merger target is identified, the Fund may elect not to participate in, or vote to approve, the proposed transaction or the Fund may be required to divest its interests in the SPAC, due to regulatory or other considerations, in which case the Fund may not reap any resulting benefits; (vi) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (vii) an investment in a SPAC may be diluted by additional, later offerings of securities by the SPAC or by other investors exercising existing rights to purchase securities of the SPAC; (viii) a significant portion of the funds raised by the SPAC may be expended during the search for a target acquisition or merger; (ix) only a thinly traded market for shares of or interests in a SPAC may develop, or there may be no market at all, leaving the Fund unable to sell its interest in a SPAC or to sell its interest only at a lower price; and (x) the values of investments in SPACs may be highly volatile and may depreciate significantly over time. In addition, the Fund may obtain certain private rights and other interests issued by a SPAC (commonly referred to as “founder shares”), which may be subject to forfeiture or expire worthless and which generally have more limited liquidity than SPAC shares issued in an IPO.
◼
Stock Risk—Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future. Stock prices may fluctuate from time to time in response to the activities of individual companies and in response to general market and economic conditions. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments, and the stock prices of such companies may suffer a decline in response.
◼
U.S. Government Securities Risk—The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities issued by those agencies, instrumentalities and sponsored enterprises, including those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks, are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that issuers of U.S. Government Securities will not have the funds to meet their payment obligations in the future. Fannie Mae and Freddie Mac have been operating under conservatorship, with the Federal Housing Finance Agency (“FHFA”) acting as their conservator, since September 2008. The entities are dependent upon the continued support of the U.S. Department of the Treasury and FHFA in order to continue their business operations. These factors, among others, could affect the future status and role of Fannie Mae and Freddie Mac and the value of their securities and the securities which they guarantee. Additionally, the U.S. government and its agencies and instrumentalities do not guarantee the market values of their securities, which may fluctuate.
21

◼
Utilities Industry Risk—Securities in the utilities industry can be very volatile and can be impacted significantly by supply and demand for services or fuel, government regulation, conservation programs, commodity price fluctuations and other factors. Government regulation of utility companies may limit those companies’ profits or the dividends they can pay to investors. In addition, utility companies may face regulatory restrictions with respect to expansion to new markets, limiting their growth potential. Technological developments may lead to increased competition, which could impact a company’s performance.
More information about the Fund’s portfolio securities and investment techniques, and its associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.
22

Service Providers

INVESTMENT ADVISER

Investment Adviser	Fund
Goldman Sachs Asset Management, L.P. (“GSAM”) 200 West Street New York, NY 10282	Clean Energy Income Fund
GSAM has been registered as an investment adviser with the SEC since 1990 and is an indirect, wholly-owned subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman Sachs. Founded in 1869, The Goldman Sachs Group, Inc. is a publicly-held financial holding company and a leading global investment banking, securities and investment management firm. As of December 31, 2024, GSAM, including its investment advisory affiliates, had assets under supervision of approximately $2.82 trillion.
The Investment Adviser provides day-to-day advice regarding the Fund's portfolio transactions. The Investment Adviser makes the investment decisions for the Fund and places purchase and sale orders for the Fund's portfolio transactions in the U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any executing brokers, dealers, futures commission merchants or other counterparties, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Fund, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs (subject to legal, internal, regulatory and Chinese Wall restrictions), and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.
The Investment Adviser also performs the following additional services for the Fund (to the extent not performed by others pursuant to agreements with the Fund):
◼
Supervises all non-advisory operations of the Fund
◼
Provides personnel to perform necessary executive, administrative and clerical services to the Fund
◼
Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities
◼
Maintains the records of the Fund
◼
Provides office space and all necessary office equipment and services
An investment in the Fund may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. The use of certain investment strategies that involve manual or additional processing, such as over-the-counter derivatives, increases these risks. Although the Fund attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The Fund and its shareholders could be negatively impacted as a result.
From time to time, Goldman Sachs or its affiliates may invest “seed” capital in the Fund. These investments are generally intended to enable the Fund to commence investment operations and achieve sufficient scale. Goldman Sachs and its affiliates may hedge the exposure of the seed capital invested in the Fund by, among other things, taking an offsetting position in the benchmark of the Fund.
23

MANAGEMENT FEES AND OTHER EXPENSES
As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rate listed below (as a percentage of the Fund’s average daily net assets):
Fund	Contractual Management Fee Annual Rate	Average Daily Net Assets	Actual Rate For the Fiscal Period Ended November 30, 2024*
Clean Energy Income Fund	0.80%	First $1 Billion	0.80%
	0.72%	Next $1 Billion
	0.68%	Next $3 Billion
	0.67%	Next $3 Billion
	0.66%	Over $8 Billion
*
The Actual Rate may not correlate to the Contractual Management Fee Annual Rate as a result of management fee waivers that may be in effect from time to time.
The Investment Adviser may waive a portion of its management fee, including fees earned as an investment adviser to any affiliated funds in which the Fund may invest, from time to time, and may discontinue or modify any such waivers in the future, consistent with the terms of any fee waiver arrangements that may be in place.
A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Fund is available in the Fund’s Form N-CSR dated November 30, 2024.
The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.054% of average daily net assets for the Fund through at least March 30, 2026, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. The expense limitation may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so. The Fund’s “Other Expenses” may be further reduced by any custody and transfer agency fee credits received by the Fund.
FUND MANAGERS
The individuals jointly and primarily responsible for the day-to-day management of the Fund are listed below. The Fund's portfolio managers’ individual responsibilities may differ and may include, among other things, security selection, asset allocation, risk budgeting and general oversight of the management of the Fund’s portfolios.
Fundamental Equity Team
Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
Kristin Kuney, CFA Managing Director	Portfolio Manager— Clean Energy Income	Since 2022	Ms. Kuney joined the Investment Adviser in 2000. She is a portfolio manager on the Fundamental Equity Team.
Ben Okin Vice President	Portfolio Manager— Clean Energy Income	Since 2020	Mr. Okin joined the Investment Adviser in 2014. He is a portfolio manager on the Fundamental Equity Team.
For information about portfolio manager compensation, other accounts managed by the portfolio managers and portfolio manager ownership of securities in the Fund, see the SAI.
DISTRIBUTOR AND TRANSFER AGENT
Goldman Sachs, 200 West Street, New York, NY 10282, serves as the exclusive distributor (the “Distributor”) of the Fund's shares. Goldman Sachs, 71 South Wacker Drive, Suite 1200, Chicago, IL 60606, also serves as the Fund's transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.
For its transfer agency services, Goldman Sachs is entitled to receive a transfer agency fee equal, on an annualized basis, to 0.03% of average daily net assets with respect to Class P Shares.
From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Fund. Goldman Sachs and its affiliates reserve the right to redeem at any time some or all of the shares acquired for their own accounts.
24

Service Providers
ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS
The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs will present conflicts of interest with respect to the Fund and will, under certain circumstances, limit the Fund’s investment activities. Goldman Sachs is a worldwide, full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and individuals. As such, it acts as a broker-dealer, investment adviser, investment banker, underwriter, research provider, administrator, financier, adviser, market maker, trader, prime broker, derivatives dealer, clearing agent, lender, counterparty, agent, principal, distributor, investor or in other commercial capacities for accounts or companies (including Fund portfolio companies) or affiliated or unaffiliated investment funds (including pooled investment vehicles and private funds) in which one or more accounts, including the Fund, invest. In those and other capacities, Goldman Sachs and its affiliates advise and deal with clients and third parties in all markets and transactions and purchase, sell, hold and recommend a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for their own accounts or for the accounts of their customers and have other direct and indirect interests in the global fixed income, currency, commodity, equities, bank loans and other markets and the securities and issuers in which the Fund may directly and indirectly invest. Thus, it is expected that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs and its affiliates perform or seek to perform investment banking or other services. The Investment Adviser and/or certain of its affiliates are the managers of the Goldman Sachs Funds (as defined below). The Investment Adviser and its affiliates earn fees from this and other relationships with the Fund. Although management fees paid by the Fund to the Investment Adviser and certain other fees paid to the Investment Adviser’s affiliates are based on asset levels, the fees are not directly contingent on Fund performance, and the Investment Adviser and its affiliates will still receive significant compensation from the Fund even if shareholders lose money. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Fund and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Fund. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund. The results of the Fund’s investment activities, therefore, will likely differ from those of Goldman Sachs, its affiliates, and other accounts managed by Goldman Sachs, and it is possible that the Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Fund may enter into transactions in which Goldman Sachs and its affiliates or their other clients have an adverse interest. For example, the Fund may take a long position in a security at the same time that Goldman Sachs and its affiliates or other accounts managed by the Investment Adviser or its affiliates take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may, individually or in the aggregate, adversely impact the Fund. Transactions by one or more Goldman Sachs-advised clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund. The Fund’s activities will, under certain circumstances, be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs and its affiliates also provide a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it are expected to create markets or specialize in, have positions in and/or effect transactions in, securities of issuers held by the Fund, and will likely also perform or seek to perform investment banking and financial services for one or more of those issuers. Goldman Sachs and its affiliates are expected to have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund. For more information about conflicts of interest, see the section titled “Potential Conflicts of Interest” in the SAI.
The Fund will, from time to time, make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Fund’s portfolio investment transactions, in accordance with applicable law.
25

Distributions
The Fund pays distributions from its net investment income and from net realized capital gains. You may choose to have distributions paid in:
◼
Cash
◼
Additional shares of the same class of the Fund
◼
Shares of the same or an equivalent class of another Goldman Sachs Fund. Special restrictions may apply. See the SAI.
You may indicate your election on your account application. Any changes may be submitted in writing, or via telephone in some instances, to the Transfer Agent (either directly or through your Authorized Institution) at any time before the record date for a particular distribution. If you do not indicate any choice, your distributions will be reinvested automatically in the Fund. If cash distributions are elected with respect to the Fund’s distributions from net investment income, then cash distributions must also be elected with respect to the net short-term capital gains component, if any, of the Fund’s annual distributions.
The election to reinvest distributions in additional shares will not affect the tax treatment of such distributions, which will be treated as received by you and then used to purchase the shares.
Distributions from net investment income and from net capital gains of the Fund, if any, are normally declared and paid at least semi-annually and annually, respectively. In addition, the Fund may occasionally make a distribution at a time when it is not normally made.
In addition to the net investment income dividends declared and paid at least semi-annually, the Fund may also earn additional net investment income throughout the year. Any additional net investment income will be distributed annually as a declared event and paid to shareholders of record for such events.
From time to time a portion of the Fund’s distributions may constitute a return of capital for tax purposes, and/or may include amounts in excess of the Fund’s net investment income for the period calculated in accordance with generally accepted accounting principles (GAAP).
When you purchase shares of the Fund, part of the NAV per share may be represented by undistributed income and/or realized gains that have previously been earned by the Fund. Therefore, subsequent distributions on such shares from such income and/or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.
26

Shareholder Guide
The following section will provide you with answers to some of the most frequently asked questions regarding buying and selling the Fund's shares.
Important Notice:
Class P Shares generally are available to the following investors:
◼Clients of the Goldman Sachs Private Wealth Management business unit (“GS PWM”) that custody their positions at Goldman Sachs & Co. LLC (“Goldman Sachs”);
◼Clients of The Goldman Sachs Trust Company, N.A. or The Goldman Sachs Trust Company of Delaware (collectively, the “Trust Companies”) that custody their positions at Goldman Sachs;
◼Clients of Goldman Sachs Wealth Services, L.P. that either custody their positions at Goldman Sachs or with certain intermediaries that are authorized to offer Class P Shares (“Authorized Institutions”) (such clients of GS PWM, the Trust
Companies, and Goldman Sachs Wealth Services, L.P. are collectively referred to herein as “GS Clients”); or

◼Other investors at the discretion of Goldman Sachs Trust’s (the “Trust”) officers.
You may only purchase Class P Shares in accordance with the eligibility criteria described above. If you are a GS Client and propose to transfer your shares to another institution for any reason, or if you are no longer a GS Client, you may be required to redeem your shares of the Fund, or at the discretion of the Trust’s officers, you may be able hold Class P Shares through another institution, which must be an Authorized Institution and the basis on which you hold such Class P Shares may be limited to hold and redeem only. If available in such circumstances, in the alternative you may be able to choose to exchange your shares of the
Fund for a different share class offered by the Fund or another Goldman Sachs Fund, which may be offered in another
Prospectus. There is no guarantee that a different share class offered by the Fund will be available to clients of the institution to which you intend to transfer your shares or that an option to exchange will be made available. Moreover, the shares you receive in any exchange are subject to different (and possibly higher) fees and expenses (which affect performance). Information regarding these other share classes may be obtained from the institution to which you intend to transfer your shares or from the
Transfer Agent by calling the number on the back cover of the Prospectus.

A redemption is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. You should consult your tax adviser concerning the potential tax consequences of investing in Class P Shares. None of the Trust, the
Investment Adviser, Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, L.P. or an Authorized Institution
will be responsible for any loss in an investor’s account or tax liability resulting from a redemption or exchange of Class P
Shares. For more information about exchanges, please see “How to Sell Shares—Can I Exchange My Investment From One
Goldman Sachs Fund To Another Goldman Sachs Fund.”

How To Buy Shares
Shares Offering
Shares of the Fund are continuously offered through Goldman Sachs, acting in its capacity as the Fund’s distributor (the “Distributor”). The Fund and the Distributor will have the sole right to accept orders to purchase shares and reserve the right to reject any purchase order in whole or in part.
How Can I Purchase Shares Of The Fund?
If you are a GS Client, you may purchase shares of the Fund through Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, L.P., or an Authorized Institution. Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, L.P., and Authorized Institutions have been authorized by the Trust to accept purchase, redemption or exchange orders on behalf of the Fund for GS Clients. In order to make an initial investment in the Fund you must furnish to Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, L.P. or your Authorized Institution the information in the account application.
To open an account, contact Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, L.P. or your Authorized Institution. Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, L.P., and Authorized Institutions will normally give order instructions on behalf of GS Clients to Goldman Sachs, acting in its capacity as the Fund’s transfer agent (the “Transfer Agent”). Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, L.P., or your Authorized Institution, as applicable, is responsible for transmitting accepted orders and payments to the Transfer Agent within the time period agreed upon by them and will set times by which orders and payments must be received by them from GS Clients. The Trust, Transfer Agent, Investment Adviser and their affiliates will not be responsible for any loss in connection with orders that are not transmitted to the Transfer Agent on a timely basis.
27

The Fund will be deemed to have received an order for purchase, redemption or exchange of Fund shares when the order is accepted in “proper form” by any of the Transfer Agent, Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, L.P. or an Authorized Institution, as applicable, on a business day, and the order will be priced at the Fund’s current NAV per share next determined after acceptance by any of the Transfer Agent, Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, L.P. or an Authorized Institution, as applicable. Proper form generally means that specific trade details and customer identifying information must be received by the Transfer Agent at the time an order is submitted. Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, L.P. and Authorized Institutions may have different requirements regarding what constitutes proper form for trade instructions. Please contact Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, L.P. or your Authorized Institution for more information.
What Is My Minimum Investment In The Fund?
No minimum amount is required for initial purchases or additional investments in Class P Shares.
What Should I Know When I Purchase Shares?
All recordkeeping, transaction processing and payments of distributions relating to your account will be performed by Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, L.P., or your Authorized Institution, as applicable, and not by the Fund and its Transfer Agent. Since the Fund will have no record of your transactions, you should contact Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, L.P., or your Authorized Institution, as applicable, to purchase, redeem or exchange shares, to make changes in or give instructions concerning your account or to obtain information about your account. If you transfer your shares, the Trust reserves the right to redeem your shares. The Trust, the Investment Adviser, Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, L.P. and an Authorized Institution will not be responsible for any loss in an investor’s account or tax liability resulting from a redemption.
Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, L.P., and Authorized Institutions that invest in shares on behalf of GS Clients may charge fees directly to the GS Clients’ accounts in connection with their investments. You should contact Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, L.P., or your Authorized Institution for information regarding such charges, as these fees, if any, may affect the return that GS Clients realize with respect to their investments.
The Investment Adviser, Distributor and/or their affiliates may make payments or provide services to Authorized Institutions and other persons to promote the sale, distribution and/or servicing of shares of the Fund and other Goldman Sachs Funds. These payments are made out of the Investment Adviser’s, Distributor’s and/or their affiliates’ own assets, and are not an additional charge to the Fund. Such payments are intended to compensate Authorized Institutions and other persons for, among other things: marketing shares of the Fund and other Goldman Sachs Funds, which may consist of payments relating to the Fund’s inclusion on preferred or recommended fund lists or in certain sales programs sponsored by the recipients; access to Authorized Institutions’ registered representatives, advisors or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; the provision of analytical or other data to the Investment Adviser or its affiliates relating to sales of shares of the Fund and other Goldman Sachs Funds; and/or other specified services intended to assist in the distribution and marketing of the Fund and other Goldman Sachs Funds, including provision of consultative services to the Investment Adviser or its affiliates relating to marketing and/or sale of shares of the Fund and other Goldman Sachs Funds. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The payments by the Investment Adviser, Distributor and/or their affiliates, which are in addition to the fees paid for these services by the Fund, may also compensate Authorized Institutions for subaccounting, sub-transfer agency, administrative, shareholder processing and/or recordkeeping services. These additional payments may exceed amounts earned on these assets by the Investment Adviser, Distributor and/or their affiliates for the performance of these or similar services. The amount of these additional payments is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through the recipients. In addition, certain Authorized Institutions may have access to certain services from the Investment Adviser, Distributor and/or their affiliates, including research reports, economic analysis, and portfolio analysis tools. In certain cases, Authorized Institutions may not pay for these services. Please refer to the “Payments to Others (Including Intermediaries)” section of the SAI for more information about these payments and services.
The payments made by the Investment Adviser, Distributor and/or their affiliates and the services provided by each of Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, L.P., or an Authorized Institution or other person may differ. The presence of these and similar payments, receipt of these services and the basis on which Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, L.P., or an Authorized Institution compensates its registered representatives, advisors or salespersons may create an incentive for a particular registered representative, advisor, salesperson or other person to highlight, feature or recommend the Fund based, at least in part, on the level of compensation paid. You should contact Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, L.P., your Authorized Institution or any other person that provides services to you for more information about the payments it receives and any potential conflicts of interest.
28

Shareholder Guide
What Else Should I Know About Share Purchases?
The Trust reserves the right to:
◼
Require Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, L.P., or an Authorized Institution to refuse to open an account if you fail to (i) provide a taxpayer identification number, a Social Security Number or other government-issued identification (e.g., for an individual, a driver’s license or passport) or (ii) certify that such number or other information is correct (if required to do so under applicable law).
◼
Reject or restrict any purchase or exchange order by a particular purchaser (or group of related purchasers) for any reason in its discretion. Without limiting the foregoing, the Trust may reject or restrict purchase and exchange orders by a particular purchaser (or group of related purchasers) when a pattern of frequent purchases, sales or exchanges of shares of the Fund is evident, or if purchases, sales or exchanges are, or a subsequent redemption might be, of a size that would disrupt the management of the Fund.
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Close the Fund to new investors from time to time and reopen any such Fund whenever it is deemed appropriate by the Investment Adviser.
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Provide for, modify or waive the minimum investment requirements.
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Modify the manner in which shares are offered.
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Modify the sales charge rate applicable to future purchases of shares.
Shares of the Fund are only registered for sale in the United States and certain of its territories. Generally, shares of the Fund will only be offered or sold to “U.S. persons” and all offerings or other solicitation activities will be conducted within the United States, in accordance with the rules and regulations of the Securities Act of 1933, as amended (“Securities Act”).
The Fund may allow you to purchase shares through Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, L.P. or an Authorized Institution with securities instead of cash if consistent with the Fund’s investment policies and operations and approved by the Investment Adviser.
Notwithstanding the foregoing, the Trust, Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, L.P. and any Authorized Institution reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust, Goldman Sachs, the Trust Companies and Goldman Sachs Wealth Services, L.P. will not be liable for any loss resulting from rejected purchase or exchange orders.
Please be advised that abandoned or unclaimed property laws for certain states (to which your account may be subject) require financial organizations to transfer (escheat) unclaimed property (including shares of the Fund) to the appropriate state if no activity occurs in an account for a period of time specified by state law. For IRA accounts escheated to a state under these abandoned property laws, the escheatment will generally be treated as a taxable distribution to you; federal and any applicable state income tax will be withheld. This may apply to your Roth IRA as well.
Customer Identification Program. Federal law requires the Fund to obtain, verify and record identifying information for certain investors, which will be reviewed solely for customer identification purposes, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other information, for each investor who opens an account directly with the Fund. Applications without the required information may not be accepted by the Fund. Throughout the life of your account, the Fund may request updated identifying information in accordance with their Customer Identification Program. After accepting an application, to the extent permitted by applicable law or their Customer Identification Program, the Fund reserves the right to: (i) place limits on transactions in any account until the identity of the investor is verified; (ii) refuse an investment in the Fund; or (iii) involuntarily redeem an investor’s shares and close an account in the event that the Fund is unable to verify an investor’s identity or are unable to obtain all required information. The Fund and its agents will not be responsible for any loss or tax liability in an investor’s account resulting from the investor’s delay in providing all required information or from closing an account and redeeming an investor’s shares pursuant to their Customer Identification Program.
How Are Shares Priced?
The price you pay when you buy shares is the Fund’s next-determined NAV per share after any of the Transfer Agent, Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, L.P. or an Authorized Institution, as applicable, has received and accepted your order in proper form. The price you receive when you sell shares is the Fund’s next-determined NAV per share after any of the Transfer Agent, Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, L.P. or an Authorized Institution, as applicable, has received and accepted your order in proper form. Each class generally calculates its NAV as follows:
NAV =	(Value of Assets of the Class) – (Liabilities of the Class)
Number of Outstanding Shares of the Class
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The Fund’s investments for which market quotations are readily available are valued at market value on the basis of quotations provided by pricing sources. If accurate quotations are not readily available, if the Fund’s fund accounting agent is unable for other reasons to facilitate pricing of individual securities or calculate the Fund’s NAV, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined in good faith under valuation procedures approved by the Board of Trustees. Thus, such pricing may be based on subjective judgments and it is possible that the prices resulting from such valuation procedures may differ materially from the value realized on a sale. Cases where there is no clear indication of the value of the Fund’s investments include, among others, situations where a security or other asset or liability does not have a price source or a price is unavailable.
Equity securities listed on an exchange are generally valued at the last available sale price on the exchange on which they are principally traded. To the extent the Fund invests in foreign equity securities, “fair value” prices will be provided by an independent third-party pricing (fair value) service in accordance with the fair value procedures approved by the Board of Trustees. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV.
Fixed income securities are generally valued on the basis of prices (including evaluated prices) and quotations provided by pricing services or securities dealers. Pricing services may use matrix pricing or valuation models, which utilize certain inputs and assumptions, including, but not limited to, yield or price with respect to comparable fixed income securities, to determine current value. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller odd lot sizes. Odd lots may trade at lower prices than institutional round lots.
Investments in other open-end registered investment companies (if any), excluding investments in ETFs, are valued based on the NAV of those open-end registered investment companies (which may use fair value pricing as discussed in their prospectuses). Investments in ETFs will generally be valued at the last sale price or official closing price on the exchange on which they are principally traded.
In addition, the Investment Adviser, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or unscheduled market closings; equipment failures; natural or man made disasters or acts of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; ratings downgrades; bankruptcies; and trading limits or suspensions.
One effect of using an independent third-party pricing (fair value) service and fair valuation may be to reduce stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, it involves the risk that the values used by the Fund to price its investments may be different from those used by other investment companies and investors to price the same investments.
Please note the following with respect to the price at which your transactions are processed:
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NAV per share of each share class is generally calculated by the Fund’s fund accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) or such other times as the New York Stock Exchange or NASDAQ market may officially close. Fund shares will generally not be priced on any day the New York Stock Exchange is closed.
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The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted.
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The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.
Consistent with industry practice, investment transactions not settling on the same day are recorded and factored into the Fund’s NAV on the business day following trade date (T+1). The use of T+1 accounting generally does not, but may, result in a NAV that differs materially from the NAV that would result if all transactions were reflected on their trade dates.
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Shareholder Guide
Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than its regularly scheduled closing time. In the event the New York Stock Exchange does not open for business, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether the Fund is open for business during this situation, please call the appropriate phone number located on the back cover of the Prospectus.
Foreign securities may trade in their local markets on days the Fund is closed. As a result, if the Fund holds foreign securities, its NAV may be impacted on days when investors may not purchase or redeem Fund shares.
The Fund relies on various sources to calculate its NAV. The ability of the Fund’s fund accounting agent to calculate the NAV per share of each share class of the Fund is subject to operational risks associated with processing or human errors, systems or technology failures, cyber attacks and errors caused by third party service providers, data sources, or trading counterparties. Such failures may result in delays in the calculation of the Fund’s NAV and/or the inability to calculate NAV over extended time periods. The Fund may be unable to recover any losses associated with such failures. In addition, if the third party service providers and/or data sources upon which the Fund directly or indirectly relies to calculate its NAV or price individual securities are unavailable or otherwise unable to calculate the NAV correctly, it may be necessary for alternative procedures to be utilized to price the securities at the time of determining the Fund’s NAV.
How To Sell Shares
How Can I Sell Shares Of The Fund?
Generally, shares may be sold (redeemed) only through Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, L.P., or an Authorized Institution. Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, L.P. and Authorized Institutions will normally give redemption instructions on behalf of GS Clients to the Transfer Agent. On any business day the Fund is open, the Fund will generally redeem its shares upon request at their next-determined NAV per share after any of the Transfer Agent, Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, L.P. or an Authorized Institution, as applicable, has received and accepted a redemption order in proper form, as described under “How To Buy Shares—How Can I Purchase Shares Of The Fund?” above. Redemptions may be requested by electronic trading platform, in writing or by telephone (unless Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, L.P., or an Authorized Institution opts out of the telephone redemption privilege on the account application). You should contact Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, L.P. or your Authorized Institution, to discuss redemptions and redemption proceeds. The Fund may transfer redemption proceeds to an account with Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, L.P., or your Authorized Institution. In the alternative, Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, L.P., or your Authorized Institution may request that redemption proceeds be sent to you by check or wire (if the wire instructions are designated in the current records of the Transfer Agent).
When Do I Need A Medallion Signature Guarantee To Redeem Shares?
Generally, a redemption request must be in writing and signed by an authorized person with a Medallion signature guarantee if:
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You would like the redemption proceeds sent to an address that is not your address of record; or
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You would like the redemption proceeds sent to a domestic bank account that is not designated in the current records of the Transfer Agent.
A Medallion signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a Medallion signature guarantee. The written request may be confirmed by telephone with both the requesting party and the designated Authorized Institution to verify instructions. Additional documentation may be required.
What Do I Need To Know About Telephone Redemption Requests?
The Trust and Goldman Sachs will not be liable for any loss or tax liability you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. The Trust may accept telephone redemption instructions from any person identifying himself or herself as the owner of an account or the owner’s registered representative where the owner has not declined in writing to use this service. Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, L.P., or your Authorized Institution may submit redemption requests by telephone on your behalf. Thus, you risk possible losses if a telephone redemption is not authorized by you.
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In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, the Transfer Agent and SS&C Global Investor & Distribution Solutions, Inc. (“SS&C”) each employ reasonable procedures specified by the Trust to confirm that such instructions are genuine. The following general policies are currently in effect:
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Telephone requests are recorded.
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Proceeds of telephone redemption requests will be sent to your address of record or authorized account designated in the current records of the Transfer Agent (unless you provide written instructions and a Medallion signature guarantee indicating another address or account).
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For the 30-day period following a change of address, telephone redemptions will only be filled by a wire transfer to the authorized account designated in the current records of the Transfer Agent (see immediately preceding bullet point). In order to receive the redemption by check during this time period, the redemption request must be in the form of a written, Medallion signature guaranteed letter.
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The telephone redemption option does not apply to shares held in an account maintained and serviced by your Authorized Institution. If your shares are held in an account with an Authorized Institution, you should contact your registered representative of record, who may make telephone redemptions on your behalf.
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The telephone redemption option may be modified or terminated at any time without prior notice.
Note: It may be difficult to make telephone redemptions in times of unusual economic or market conditions.
How Are Redemption Proceeds Paid?
By Wire:  You may arrange for your redemption proceeds to be paid as federal funds to an account with Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, L.P., or your Authorized Institution or to a domestic bank account designated in the current records of the Transfer Agent. In addition, redemption proceeds may be transmitted through an electronic trading platform to an account with Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, L.P., or your Authorized Institution. The following general policies govern wiring redemption proceeds:
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Redemption proceeds will normally be paid in federal funds, between one and two business days (or such other times in accordance with the requirements of Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, L.P., or your Authorized Institution) following receipt of a properly executed wire transfer redemption request. In certain circumstances, however (such as unusual market conditions or in cases of very large redemptions or excessive trading), it may take up to seven days to pay redemption proceeds.
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Redemption requests may only be postponed or suspended for longer than seven days as permitted under Section 22(e) of the Investment Company Act of 1940 (the “Investment Company Act”) if (i) the New York Stock Exchange is closed for trading or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by the Fund or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (iii) the SEC, by order or regulation, permits the suspension of the right of redemption.
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If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.
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If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed until the Federal Reserve Bank reopens.
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To change the bank wiring instructions designated in the current records of the Transfer Agent, you must send written instructions signed by an authorized person designated in the current records of the Transfer Agent. A Medallion signature guarantee may be required if you are requesting a redemption in conjunction with the change.
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None of the Trust, the Investment Adviser or the Transfer Agent assumes any responsibility for the performance of your bank, Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, L.P., or Authorized Institution in the transfer process. If a problem with such performance arises, you should deal directly with your bank, Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, L.P., or Authorized Institution.
By Check:  You may elect to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within two business days (or such other times in accordance with the requirements of your Authorized Institution) following receipt of a properly executed redemption request, except in certain circumstances (such as those set forth above with respect to wire transfer redemption requests). If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.
What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:
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Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
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Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, L.P. and Authorized Institutions are responsible for the timely transmittal of redemption requests by GS Clients to the Transfer Agent. In order to facilitate the timely transmittal of
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Shareholder Guide
redemption requests, Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, L.P. and Authorized Institutions may set times by which they must receive redemption requests. Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, L.P. or Authorized Institutions may also require additional documentation from you.
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As disclosed above, if you are a GS Client and propose to transfer your shares to another institution for any reason, you may be required to either redeem your shares of the Fund or if available, you may be able to choose to exchange your shares of the Fund for a different share class offered by the Fund, which may be offered in another Prospectus.
The Trust reserves the right to:
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Redeem your shares in the event any of Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, L.P. or your Authorized Institution is no longer authorized to offer Class P Shares.
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Redeem your shares in the case of actual or suspected threatening conduct or actual or suspected fraudulent, suspicious or illegal activity by you or any other individual associated with your account.
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Subject to applicable law, redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
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Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities. In addition, if you receive redemption proceeds in-kind, you will be subject to market gains or losses upon the disposition of those securities.
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Reinvest any amounts (e.g., dividends, distributions or redemption proceeds) which you have elected to receive by check should your check remain uncashed for more than 180 days. No interest will accrue on amounts represented by uncashed checks. Your check will be reinvested in your account at the NAV on the day of the reinvestment. When reinvested, those amounts are subject to the risk of loss like any Fund investment. If you elect to receive distributions in cash and a check remains uncashed for more than 180 days, your cash election may be changed automatically to reinvest and your future dividend and capital gains distributions will be reinvested in the Fund at the NAV as of the date of payment of the distribution. This provision may not apply to certain retirement or qualified accounts, accounts with a non-U.S. address or closed accounts. Your participation in a systematic withdrawal program may be terminated if a check remains uncashed.
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Charge an additional fee in the event a redemption is made via wire transfer.
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Terminate your account if you are no longer a GS Client, or otherwise no longer eligible to invest in Class P Shares of the Fund.
The Fund typically expects to meet redemption requests by using holdings of cash or cash equivalents and/or proceeds from the sale of portfolio holdings. In addition, under stressed market conditions, as well as for other temporary or emergency purposes, the Fund may distribute redemption proceeds in-kind (instead of cash), access a line of credit or overdraft facility, or borrow through other sources to meet redemption requests.
None of the Trust, the Investment Adviser, Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, L.P. or an Authorized Institution will be responsible for any loss in an investor’s account or tax liability resulting from an involuntary redemption.
Can I Exchange My Investment From One Goldman Sachs Fund To Another Goldman Sachs Fund?
You may exchange your shares at NAV at the time of exchange for Class P Shares of another Goldman Sachs Fund. Redemption (including by exchange) of certain Goldman Sachs Funds, which may be offered in another prospectus, may, however, be subject to a redemption fee for shares that are held for either 30 or 60 days or less, subject to certain exceptions as described in those Goldman Sachs Funds’ prospectuses. The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice. You should contact Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, L.P. or your Authorized Institution to arrange for the exchange of your shares for Class P Shares of another Goldman Sachs Fund. If you propose to transfer your Class P Shares to another institution for any reason, you may be required to either redeem your shares of the Fund or if available, you may be able to choose to exchange your shares of the Fund for a different share class offered by the Fund or another Goldman Sachs Fund, which may be offered in another Prospectus. For more information, please see “How to Sell Shares—What Else Do I Need to Know About Redemptions?” The shares you receive in any exchange are subject to different (and possibly higher) fees and expenses (which affect performance).
You should keep in mind the following factors when making or considering an exchange:
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You should obtain and carefully read the prospectus of the Goldman Sachs Fund you are acquiring before making an exchange. You should be aware that not all Goldman Sachs Funds may offer all share classes.
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Currently, the Fund does not impose any charge for exchanges, although the Fund may impose a charge in the future.
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All exchanges which represent an initial investment in a Goldman Sachs Fund must satisfy the minimum initial investment requirement of that Fund. This requirement may be waived at the discretion of the Trust. Exchanges into a Goldman Sachs Fund need not meet the traditional minimum investment requirement for that Fund if the entire balance of the original Fund account is exchanged.
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Exchanges are available only in states where exchanges may be legally made.
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It may be difficult to make telephone exchanges in times of unusual economic or market conditions.
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The Transfer Agent and SS&C may use reasonable procedures described above in “How To Sell Shares—What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
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Normally, a telephone exchange will be made only to an identically registered account.
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Exchanges into Goldman Sachs Funds or certain share classes of Goldman Sachs Funds that are closed to new investors may be restricted.
For federal income tax purposes, an exchange from one Goldman Sachs Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.
Shareholder Services
Can My Distributions From The Fund Be Invested In Other Goldman Sachs Funds?
You may elect to cross-reinvest distributions paid by a Goldman Sachs Fund in shares of the same class of other Goldman Sachs Funds.
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Shares will be purchased at NAV.
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You may elect cross-reinvestment into an identically registered account or a similarly registered account provided that at least one name on the account is registered identically.
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You cannot make cross-reinvestments into a Goldman Sachs Fund unless that Fund’s minimum initial investment requirement is met.
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You should obtain and read the prospectus of the Goldman Sachs Fund into which distributions are invested.
What Types Of Reports Will I Be Sent Regarding My Investment?
Each of Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, L.P. or an Authorized Institution is responsible for providing any communication from the Fund to shareholders, including but not limited to, prospectuses, prospectus supplements, proxy materials and notices regarding the source of dividend payments under Section 19 of the Investment Company Act. They may charge additional fees not described in the Prospectus to GS Clients for such services.
Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, L.P. or an Authorized Institution will provide you with a printed confirmation of each transaction in your account and a monthly account statement.
You will also receive an annual shareholder report and a semi-annual shareholder report. If you have consented to the delivery of a single copy of shareholder reports, prospectuses and other information to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, L.P. or your Authorized Institution. The Fund will begin sending individual copies to you within 30 days after receipt of your revocation.
Restrictions on Excessive Trading Practices
Policies and Procedures on Excessive Trading Practices. In accordance with the policy adopted by the Board of Trustees, the Trust discourages frequent purchases and redemptions of Fund shares and does not permit market timing or other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only that are consistent with the investment policies and practices of the Fund. Excessive, short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by longer-term shareholders. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust and its shareholders (or Goldman Sachs), the Trust (or Goldman Sachs) will exercise this right if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to the Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to those of Goldman Sachs or any affiliated person or associated person of Goldman Sachs.
As a deterrent to excessive trading, many foreign equity securities held by the Goldman Sachs Funds are priced by an independent pricing service using fair valuation. For more information on fair valuation, please see “How To Buy Shares—How Are Shares Priced?”
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Shareholder Guide
Pursuant to the policy adopted by the Board of Trustees of the Trust, Goldman Sachs has developed criteria that it uses to identify trading activity that may be excessive. Excessive trading activity in the Fund is measured by the number of “round trip” transactions in a shareholder’s account. A “round trip” includes a purchase or exchange into the Fund followed or preceded by a redemption or exchange out of the same Fund. If the Fund detects that a shareholder has completed two or more round trip transactions in a single Fund within a rolling 90-day period, the Fund may reject or restrict subsequent purchase or exchange orders by that shareholder permanently.
In addition, the Fund may, in its sole discretion, permanently reject or restrict purchase or exchange orders by a shareholder if the Fund detects other trading activity that is deemed to be disruptive to the management of the Fund or otherwise harmful to the Fund. For purposes of these transaction surveillance procedures, the Fund may consider trading activity in multiple accounts under common ownership, control, or influence. A shareholder that has been restricted from participation in the Fund pursuant to this policy will be allowed to apply for re-entry after one year. A shareholder applying for re-entry must provide assurances acceptable to the Fund that the shareholder will not engage in excessive trading activities in the future.
Goldman Sachs may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Goldman Sachs will apply the criteria in a manner that, in Goldman Sachs’ judgment, will be uniform.
Fund shares may be held through omnibus arrangements maintained by Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, L.P. or Authorized Institutions. Omnibus accounts include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors are netted against one another. The identity of individual investors whose purchase and redemption orders are aggregated are ordinarily not tracked by the Fund on a regular basis. Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, L.P. or an Authorized Institution may not have the capability or may not be willing to apply the Fund’s market timing policies. While Goldman Sachs, the Trust Companies and Goldman Sachs Wealth Services, L.P. may monitor share turnover at the omnibus account level, the Fund’s ability to monitor and detect market timing by shareholders in these omnibus accounts may be limited in certain circumstances, and certain Authorized Institutions may charge the Fund a fee for providing certain shareholder financial information requested as part of the Fund’s surveillance process. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Fund, Goldman Sachs, the Trust Companies and Goldman Sachs Wealth Services, L.P. will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance. If necessary, the Trust may prohibit additional purchases of Fund shares by an Authorized Institution or by certain clients of the Authorized Institution. Authorized Institutions may also monitor trading activities by their clients in the Fund. The criteria used by Authorized Institutions to monitor for excessive trading may differ from the criteria used by the Fund. If an Authorized Institution fails to cooperate in the implementation or enforcement of the Trust’s excessive trading policies, the Trust may take certain actions including terminating the relationship.
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Taxation
As with any investment, you should consider how your investment in the Fund will be taxed. The tax information below is provided as general information. More tax information is available in the SAI. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund. Except as otherwise noted, the tax information provided assumes that you are a U.S. citizen or resident.
Unless your investment is through a Retirement Plan or other tax-advantaged account, you should carefully consider the possible tax consequences of Fund distributions and the sale of your Fund shares.
DISTRIBUTIONS
The Fund contemplates declaring as dividends each year all or substantially all of its taxable income. Distributions you receive from the Fund are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, the Fund's distributions attributable to net investment income and short-term capital gains are taxable to you as ordinary income, while any distributions of long-term capital gains are taxable to you as long-term capital gains, no matter how long you have owned your Fund shares.
Under current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the maximum individual rate applicable to qualified dividend income and long-term capital gains is either 15% or 20%, depending on whether the individual's income exceeds certain threshold amounts. Fund distributions to noncorporate shareholders attributable to dividends received by the Fund from U.S. and certain qualified foreign corporations will generally be taxed at the long-term capital gain rate, as long as certain other requirements are met. For these lower rates to apply, the non-corporate shareholder must own their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date. The amount of the Fund’s distributions that would otherwise qualify for this favorable tax treatment will be reduced as a result of the Fund’s securities lending activity or high portfolio turnover  rate.
A percentage of the Fund’s dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. This percentage may, however, be reduced as a result of the Fund’s securities lending activities or by a high portfolio turnover rate. Character and tax status of all distributions will be available to shareholders after the close of each calendar year.
Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital, to the extent of your basis in your shares, and generally as capital gain thereafter. A return of capital, which for tax purposes is treated as a return of your investment, reduces your basis in shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of shares. A distribution will reduce the Fund's NAV per share and may be taxable to you as ordinary income or capital gain even though, from an economic standpoint, the distribution may constitute a return of capital. The Fund may invest up to 25% of its total assets in MLPs and all or a portion of the cash distributions received by the Fund from such MLPs may be characterized as return of capital. Thus, depending on the circumstances, a portion of the distributions made by the Fund may also be characterized as a return of capital when paid to shareholders.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
The Fund’s transactions in derivatives (such as futures contracts and swaps) will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to you. The Fund’s use of derivatives may result in the Fund realizing more short-term capital gains and ordinary income subject to tax at ordinary income tax rates than it would if it did not use derivatives.
Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December.
Individuals and certain other noncorporate entities are generally eligible for a 20% deduction with respect to ordinary dividends received from REITs (“qualified REIT dividends”) and certain taxable income from MLPs through 2025. Applicable Treasury regulations permit a regulated investment company to pass through to its shareholders qualified REIT dividends eligible for the 20% deduction. However, the regulations do not provide a mechanism for a regulated investment company to pass through to its
36

Taxation
shareholders income from MLPs that would be eligible for such deduction if received directly by the shareholders. As a result, in comparison, investors investing directly in MLPs would generally be eligible for the 20% deduction for such taxable income from these investments while investors investing in MLPs held indirectly if any through the fund would not be eligible for the 20% deduction for their share of such taxable income.
The Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Fund may deduct these taxes in computing its taxable income.
If you buy shares before a distribution, you will be subject to tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gain earned by the Fund before your investment (and thus were included in the price you paid for your Fund shares).
SALES AND EXCHANGES
Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this capital gain or loss will be long-term or short-term depending on whether your holding period for the shares exceeds one year, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that Fund within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition (such as pursuant to a dividend reinvestment in shares of the Fund). If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.
OTHER INFORMATION
When you open your account, you should provide your Social Security Number or tax identification number on your account application. By law, the Fund must withhold 24% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the Internal Revenue Service ("IRS") instructs the Fund to do so.
The Fund is required to report to you and the IRS annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also, their cost basis. Cost basis will be calculated using the Fund’s default method of average cost, unless you instruct the Fund to use a different methodology. If you would like to use the average cost method of calculation, no action is required. To elect an alternative method, you should contact Goldman Sachs Funds at the address or phone number on the back cover of the Prospectus. If your account is held with an intermediary, contact your representative with respect to reporting of cost basis and available elections for your account.
You should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal income tax returns.
Non-U.S. investors will generally be subject to U.S. withholding tax with respect to dividends received from the Fund and may be subject to estate tax with respect to their Fund shares. However, withholding is generally not required on properly reported distributions to non-U.S. investors of long-term capital gains. Non-U.S. investors generally are not subject to U.S. federal income tax withholding on properly reported distributions of certain qualified interest income and short-term capital gains. Although the Fund generally will report distributions of long-term and short-term capital gains, the Fund does not anticipate reporting any distributions of qualified interest income. Therefore, all distributions of interest income will generally be subject to withholding when paid to non-U.S. investors. More information about U.S. taxation and non-U.S. investors is included in the SAI.
The Fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the Fund to determine whether withholding is required.
37

Appendix A
Additional Information on Portfolio Risks, Securities and Techniques

A. General Portfolio Risks
The Fund will be subject to the risks associated with MLPs and other equity investments, including common stocks, preferred stocks, interests in REITs, common shares and preferred shares of energy infrastructure companies, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, PIPEs, other investment companies (including ETFs), warrants, stock purchase rights and synthetic and derivative instruments (such as swaps and futures contracts) that have economic characteristics similar to equity securities.
In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the values of the equity investments that the Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. This volatility means that the value of your investment in the Fund may increase or decrease. In recent years, certain stock markets have experienced substantial price volatility. To the extent the Fund’s net assets decrease or increase in the future due to price volatility or share redemption or purchase activity, the Fund’s expense ratio may correspondingly increase or decrease from the expense ratio disclosed in the Prospectus.
To the extent the Fund invests in pooled investment vehicles (including investment companies and ETFs), partnerships and REITs, the Fund will be affected by the investment policies, practices and performances of such entities in direct proportion to the amount of assets the Fund invests therein.
To the extent that the Fund invests in fixed income securities, the Fund will also be subject to the risks associated with its fixed income securities. These risks include interest rate risk, credit/default risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. Credit/default risk involves the risk that an issuer or guarantor could default on its obligations, and the Fund will not recover its investment. A rising interest rate environment could cause the value of the Fund’s fixed income securities, if any, to decrease, and fixed income markets to experience increased volatility in addition to heightened levels of liquidity risk. Additionally, decreases in the value of fixed income securities could lead to increased shareholder redemptions, which could impair the Fund’s ability to achieve its investment objective. The risks associated with increasing rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Fund’s investments.
Non-investment grade fixed income securities (commonly known as “junk bonds”) are rated below investment grade (or determined to be of comparable credit quality, if not rated) and are therefore considered speculative. Because non-investment grade fixed income securities are issued by issuers with low credit ratings, they pose a greater risk of default than investment grade securities.
The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for the Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by the Fund and its shareholders and is also likely to result in higher short-term capital gains for taxable shareholders. High portfolio turnover may result in the Fund’s recognition of gains (losses) that will increase (decrease) the Fund’s tax liability and thereby impact the amount of the Fund’s after-tax distributions. In addition, high portfolio turnover may increase the Fund’s current and accumulated earnings and profits, resulting in a greater portion of the Fund’s distributions being treated as taxable dividends for federal income tax purposes. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of the Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of the Fund’s historical portfolio turnover rates.
The Fund may, from time to time, enter into arrangements with certain brokers or other counterparties that require the segregation of collateral. For operational, cost or other reasons, when setting up arrangements relating to the execution/clearing of trades, the Fund may choose to select a segregation model which may not be the most protective option available in the case of a default by a broker or counterparty.
The following sections provide further information on certain types of securities and investment techniques that may be used by the Fund, including their associated risks. Additional information is provided in the SAI, which is available upon request. Among other things, the SAI describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should
38

Appendix A
note, however, that all investment objectives and all investment policies not specifically designated as fundamental are non-fundamental, and may be changed without shareholder approval. If there is a change in the Fund’s investment objective, you should consider whether the Fund remains an appropriate investment in light of your then current financial position and needs.
B. Other Portfolio Risks
Risks of Private Investments in Public Equities. The Fund may invest in private investments in public equities (“PIPE”). PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, typically at a discount to the market price of the company’s common stock. In a PIPE transaction, the Fund may bear the price risk from the time of pricing until the time of closing. Equity issued in this manner is often subject to transfer restrictions and is therefore relatively less liquid than equity issued through a registered public offering. For example, the Fund may be subject to lock-up agreements that prohibit transfers for a fixed period of time. In addition, because the sale of the securities in a PIPE transaction is not registered under the Securities Act, the securities are “restricted” and cannot be immediately resold into the public markets. The Fund may enter into a registration rights agreement with the issuer pursuant to which the issuer commits to file a resale registration statement allowing the Fund to publicly resell its securities. However, the ability of the Fund to freely transfer the shares is conditioned upon, among other things, the SEC’s preparedness to declare the resale registration statement effective and the issuer’s right to suspend the Fund’s use of the resale registration statement if the issuer is pursuing a transaction or some other material non-public event is occurring. Accordingly, PIPE securities may be subject to risks associated with illiquid investments.
Risks of Pre-IPO Investments.  Privately held companies typically have limited operating histories, narrower, less established product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions, market conditions and consumer sentiment in respect of their products or services, as well as general economic downturns. Such companies may experience operating losses, which may be substantial, and there can be no assurance when or if such companies will operate at a profit. At the time of the Fund’s investment, there is generally little publicly available information about these companies since they are primarily privately owned and the Fund may only have access to the company’s actual financial results as of and for the most recent quarter end or, in certain cases, the quarter end preceding the most recent quarter end. There can be no assurance that the information that the Fund does obtain with respect to any investment is reliable. Privately held companies may have limited financial resources and may be unable to meet their obligations under their existing credit facilities (to the extent that such facilities exist), which may lead to equity financings, possibly at discounted valuations, in which the Fund could be substantially diluted if the Fund does not or cannot participate, bankruptcy or liquidation and the corresponding reduction in value or loss of the Fund’s investment. Privately held companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the company and, in turn, on the Fund. Continued global economic uncertainty could also result in investors becoming more risk-averse, which in turn could reduce the amount of growth capital available to the companies from both existing and new investors, could adversely affect their operating performance, and could delay liquidity paths (for example, an IPO or strategic sale/merger) for the companies. It may be difficult for the Fund to sell these investments, subjecting the Fund to liquidity risk. Shares of privately held companies are relatively less liquid (and may be illiquid) and difficult to value, and the inability of these portfolio companies to complete an IPO within the targeted time frame will extend the holding period of the Fund’s investments and may adversely affect the value of these investments.
Risks of Investing in Mid-Capitalization and Small-Capitalization Companies.  The Fund may, to the extent consistent with its investment policies, invest in mid- and small-capitalization companies. Investments in mid- and small-capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Mid- and small-capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Mid- and small-capitalization companies include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Mid- and small-capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in mid- and small-capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.
39

Risks of Investing in Master Limited Partnerships.  Investments in securities of an MLP involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price, resulting from regulatory changes or other reasons. Many of the Fund’s investments in MLPs will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. Certain MLP securities may trade in lower volumes due to their smaller capitalizations. Accordingly, those MLPs may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Investment in those MLPs may restrict the Fund’s ability to take advantage of other investment opportunities. If the Fund is one of the largest investors in certain MLPs, it may be more difficult for the Fund to buy and sell significant amounts of such investments without an unfavorable impact on prevailing market prices. Larger purchases or sales of MLP investments by the Fund in a short period of time may cause abnormal movements in the market price of these investments. As a result, these investments may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs could enhance or harm the overall performance of the Fund.
The Fund’s ability to meet its investment objective will depend in part, sometimes largely, on the amount of the distributions it receives from the MLPs (in relation to the taxable income, gains, losses, and deductions allocated to it). The amount and tax characterization of cash available for distribution by an MLP depends upon the amount of cash generated by such entity’s operations. Cash available for distribution by MLPs will vary widely from quarter to quarter and is affected by various factors affecting the entity’s operations. In addition to the risks described herein, operating costs, capital expenditures, acquisition costs, construction costs, exploration costs and borrowing costs may reduce the amount of cash that an MLP has available for distribution in a given period. MLPs have the ability to modify their distribution policies from time to time without input from or approval of the Fund.
Conflicts of interest may arise from incentive distribution payments paid to the general partner, or referral of business opportunities by the general partner or one of its affiliates to an entity other than the MLP. Holders of general partner or managing member interests typically receive incentive distribution rights, which provide them with an increasing share of the entity’s aggregate cash distributions upon the payment of per common unit distributions that exceed specified threshold levels above the minimum quarterly distribution (“MQD”). Due to the incentive distribution rights, general partners of MLPs have higher distribution growth prospects than their underlying MLPs, but quarterly incentive distribution payments would also decline at a greater rate than the decline rate in quarterly distributions to common and subordinated unit holders in the event of a reduction in the MLP’s quarterly distribution. The ability of the limited partners or members to remove the general partner or managing member without cause is typically very limited. In addition, some MLPs permit the holder of incentive distribution rights to reset, under specified circumstances, the incentive distribution levels and receive compensation in exchange for the distribution rights given up in the reset.
MLPs are subject to various risks related to the underlying operating companies they control, including dependence upon specialized management skills and the risk that those operating companies may lack or have limited operating histories. The success of the Fund’s investments in an MLP will vary depending on the underlying industry represented by the MLP’s portfolio. Certain MLPs in which the Fund may invest depend upon their parent or sponsor entities for the majority of their revenues. If the parent or sponsor entities fail to make payments or satisfy their obligations to an MLP, the revenues and cash flows of that MLP and ability of that MLP to make distributions to unit holders such as the Fund would be adversely affected.
Certain MLPs in which the Fund may invest depend upon a limited number of customers for substantially all of their revenue. Similarly, certain MLPs in which the Fund may invest depend upon a limited number of suppliers of goods or services to continue their operations. The loss of those customers or suppliers could have a material adverse effect on an MLP’s results of operations and cash flow, and on its ability to make distributions to unit holders such as the Fund.
The Fund is not responsible for operating MLPs and similar entities and cannot control or monitor their compliance with applicable tax, securities and other laws and regulations necessary for the profitability of such investments. Furthermore, the structures and terms of the MLPs and other entities described in the Prospectus may not be indicative of the structure and terms of every entity in which the Fund invests. Although the MLP sector has grown significantly in recent years, such market trends may not continue due to economic conditions, which are not predictable, or other factors.
Market prices generally will be unavailable for some of the Fund’s investments, including MLP subordinated units, direct ownership of general partner or managing member interests and restricted or unregistered securities of certain MLPs and private companies. The value of such securities will be determined by fair valuations determined by the Board of Trustees or its designee in accordance with procedures governing the valuation of portfolio securities adopted by the Board of Trustees. Proper valuation of such securities may require more reliance on the judgment of GSAM than for valuation of securities for which an active trading market exists.
40

Appendix A
Tax Risks.  Tax risks associated with investments in the Fund include but are not limited to the following:
◼
MLP Tax Risk. Much of the benefit that the Fund may derive from its investment in equity securities of MLPs is a result of MLPs generally being treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. If any MLP in which the Fund invests were treated as a corporation for U.S. federal income tax purposes, it could result in a reduction of the value of the Fund’s investment in the MLP and lower income to the Fund.
Distributions from an MLP in excess of the Fund’s basis in the MLP will generally be treated as capital gain. However, a portion of the gain may instead be treated as ordinary income to the extent attributable to certain assets held by the MLP the sale of which would produce ordinary income. To the extent a distribution received by the Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP may be reduced, which will result in an increase in an amount of income or gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes upon the sale of any such interests or upon subsequent distributions in respect of such interests. Furthermore, any return of capital distribution received from the MLP may require the Fund to restate the character of its distributions and amend any shareholder tax reporting previously issued.
Risks of Investing in the Clean Energy and Utilities Sectors.  Since the Fund will invest in the clean energy and utilities sectors, it will therefore be susceptible to adverse economic, business, social, political, environmental, or regulatory occurrences affecting these sectors. A downturn in either the energy or clean energy and utilities sectors could have a larger impact on the Fund than on funds that are broadly diversified across many sectors and industries. At times, the performance of securities of companies in the energy, clean energy or utilities sectors may lag behind the performance of other sectors or industries or the broader market as a whole. Additionally, despite a focus on renewables, some of the companies in which the Fund may invest may also own some legacy, conventional energy assets (oil, gas and other hydrocarbons). MLPs and other companies operating in the clean energy or utilities sectors are subject to specific risks, including, but not limited to, the following:
◼
Commodity Pricing Risk. MLPs and other companies operating in the energy sector may be affected by fluctuations in the prices of energy commodities, including, for example, natural gas, natural gas liquids, crude oil and coal in the short-term and long-term. Fluctuations in energy commodity prices would directly impact companies that own such energy commodities and could indirectly impact companies that engage in transportation, storage, processing, distribution or marketing of such energy commodities. Fluctuations in energy commodity prices can result from changes in general economic conditions or political circumstances (especially of key energy producing and consuming countries); market conditions; weather patterns; domestic production levels; volume of imports; energy conservation; domestic and foreign governmental regulation; international politics; policies of the Organization of Petroleum Exporting Countries (“OPEC”); taxation; tariffs; and the availability and costs of local, intrastate and interstate transportation methods. The energy sector as a whole may also be impacted by the perception that the performance of energy sector companies is directly linked to commodity prices. High commodity prices may drive further energy conservation efforts, and a slowing economy may adversely impact energy consumption, which may adversely affect the performance of MLPs and other companies operating in the energy sector.
◼
Supply and Demand Risk. MLPs and other companies operating in the energy sector may be impacted by the levels of supply and demand for energy commodities. The volume of production of energy commodities and the volume of energy commodities available for transportation, storage, processing or distribution could be affected by a variety of factors, including: depletion of resources; depressed commodity prices; catastrophic events; labor relations; increased environmental or other governmental regulation; equipment malfunctions and maintenance difficulties; import volumes; international politics, policies of OPEC; and increased competition from alternative energy sources. Alternatively, a decline in demand for energy commodities could result from factors such as: adverse economic conditions (especially in key energy-consuming countries); increased taxation; increased environmental or other governmental regulation; increased fuel economy; increased energy conservation or use of alternative energy sources; legislation intended to promote the use of alternative energy sources; or increased commodity prices.
◼
Environmental and Regulatory Risk. The energy sector is highly regulated. MLPs and other companies operating in the energy sector are subject to significant regulation of nearly every aspect of their operations by federal, state and local governmental agencies. Such regulation can change over time in both scope and intensity. For example, a particular by-product may be declared hazardous by a regulatory agency and unexpectedly increase production costs. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both.
41

There is an inherent risk that MLPs and other companies operating in the energy sector may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. For example, an accidental release from wells or energy assets could subject an MLP to substantial liabilities for environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage, and fines or penalties for related violations of environmental laws or regulations.
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Weather Risk. Weather plays a role in the seasonality of some MLPs’ and other companies’ cash flows. MLPs and other companies in the propane sector, for example, rely on the winter season to generate almost all of their earnings. In an unusually warm winter season, propane MLPs experience decreased demand for their product. Although most MLPs and other companies can reasonably predict seasonal weather demand based on normal weather patterns, extreme weather conditions, such as hurricanes, can adversely affect performance and cash flows of the MLPs and other companies.
◼
Catastrophic Event Risk. MLPs and other companies operating in the energy sector are subject to many dangers inherent in the production, exploration, management, transportation, processing and distribution of natural gas, natural gas liquids, crude oil, refined petroleum and petroleum products and other hydrocarbons. These dangers include leaks, fires, explosions, damage to facilities and equipment resulting from natural disasters, inadvertent damage to facilities and equipment and terrorist acts. Since the September 11 terrorist attacks, the U.S. government has issued warnings that energy assets, specifically U.S. pipeline infrastructure, may be targeted in future terrorist attacks. These dangers give rise to risks of substantial losses as a result of loss or destruction of commodity reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss of life. Any occurrence of such catastrophic events could bring about a limitation, suspension or discontinuation of the operations of MLPs and other companies operating in the energy sector. MLPs and other companies operating in the energy sector may not be fully insured against all risks inherent in their business operations and therefore accidents and catastrophic events could adversely affect such companies’ financial conditions and ability to pay distributions to shareholders.
◼
Acquisition Risk. MLPs and other companies owned by the Fund may depend on their ability to make acquisitions that increase adjusted operating surplus per unit in order to increase distributions to unit holders. The ability of such MLPs and other companies to make future acquisitions is dependent on their ability to identify suitable targets, negotiate favorable purchase contracts, obtain acceptable financing and outbid competing potential acquirers. To the extent that MLPs and other companies are unable to make future acquisitions, or such future acquisitions fail to increase the adjusted operating surplus per unit, their growth and ability to make distributions will be limited. There are risks inherent in any acquisition, including: erroneous assumptions regarding revenues, acquisition expenses, operating expenses, cost savings and synergies; assumption of unknown liabilities; indemnification; customer losses; key employee defections; distraction from other business operations; and unanticipated difficulties in operating or integrating new product areas and geographic regions.
Furthermore, even if an MLP does consummate an acquisition that it believes will be accretive, the acquisition may instead result in a decrease in free cash flow.
◼
Interest Rate Risk. Rising interest rates could increase the costs of capital thereby increasing operating costs and reducing the ability of MLPs and other companies operating in the energy sector to carry out acquisitions or expansions in a cost-effective manner. As a result, rising interest rates could negatively affect the financial performance of MLPs and other companies operating in the energy sector. Rising interest rates may also impact the price of the securities of MLPs and other companies operating in the energy sector as the yields on alternative investments increase.
Industry Specific Risks. MLPs and other companies operating in the energy and utility sectors are also subject to risks that are specific to the industry in which they operate.
◼
Power Infrastructure. Power infrastructure companies are subject to many risks, including earnings variability based upon weather patterns in the locations where the company operates, the change in the demand for electricity, the cost to produce power, and the regulatory environment. Further, share prices are partly based on the interest rate environment, the sustainability and potential growth of the dividend, and the outcome of various rate cases undertaken by the company or a regulatory body.
◼
Utilities. Securities in the utilities industry can be very volatile and can be impacted significantly by supply and demand for services or fuel, government regulation, conservation programs, commodity price fluctuations and other factors. Government regulation of utility companies may limit those companies’ profits or the dividends they can pay to investors. In addition, utility companies may face regulatory restrictions with respect to expansion to new markets, limiting their growth potential. Technological developments may lead to increased competition, which could impact a company’s performance.
◼
Pipeline. Pipeline companies are subject to many risks, including varying demand for crude oil, natural gas, natural gas liquids or refined products in the markets served by the pipeline; changes in the availability of products for gathering, transportation, processing or sale due to natural declines in reserves and production in the supply areas serviced by the companies’ facilities; sharp
42

Appendix A
decreases in crude oil or natural gas prices that cause producers to curtail production or reduce capital spending for exploration activities; and environmental regulation. Specifically, demand for gasoline, which accounts for a substantial portion of refined product transportation, depends on price, prevailing economic conditions in the markets served, and demographic and seasonal factors.
Risks of Foreign Investments.  The Fund may make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which the Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.
Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals may adversely affect the Fund’s foreign holdings or exposures.
Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.
Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.
Certain foreign investments may become less liquid in response to social, political or market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets.
If the Fund focuses its investments in one or a few countries and currencies it will subject the Fund to greater risks than if the Fund’s assets were not geographically focused.
Investments in foreign securities may take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) or other similar instruments representing securities of foreign issuers. ADRs, GDRs and EDRs represent the right to receive securities of foreign issuers deposited in a bank or other depository. ADRs and certain GDRs are traded in the United States. GDRs may be traded in either the United States or in foreign markets. EDRs are traded primarily outside the United States. Prices of ADRs are quoted in U.S. dollars. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.
Risks of Emerging Countries. The Fund may invest in securities of issuers located in, or otherwise economically tied to, emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in Africa, Asia, the Middle East, Eastern and Central Europe, and Central and South America. The Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of the Fund, the Investment Adviser, or their affiliates and respective clients and other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.
43

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Fund. The repatriation of investment income, capital or the proceeds of securities sales from certain emerging countries is subject to restrictions such as the need for governmental consents, which may make it difficult for the Fund to invest in such emerging countries. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for such repatriation. In situations where a country restricts direct investment in securities (which may occur in certain Asian and other countries), the Fund may invest in such countries through other investment funds in such countries.
Emerging market countries may have more or less government regulation and generally do not impose as extensive and frequent accounting, auditing, financial and other reporting requirements as the securities markets of more developed countries. The degree of cooperation between issuers in emerging and frontier market countries with foreign and U.S. financial regulators may vary significantly. Accordingly, regulators may not have sufficient access to audit and oversee issuers, and there could be less information available about issuers in certain emerging market countries. As a result, the Investment Adviser’s ability to evaluate local companies or their potential impact on the Fund’s performance could be inhibited.
Many emerging countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.
Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past, some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not occur in other countries.
The Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return to the Fund from an investment in issuers in such countries.
Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve the Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons.
The creditworthiness of the local securities firms used by the Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.
The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make the Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). The Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging countries may be more difficult to value precisely because of the characteristics discussed above and lower trading volumes.
The Fund’s use of foreign currency management techniques in emerging countries may be limited. A significant portion of the Fund’s currency exposure in emerging countries may not be covered by those techniques.
44

Appendix A
Foreign Custody Risk.  The Fund may hold foreign securities and cash with foreign banks, agents and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.
Risks of Derivative Investments.  The Fund may, to the extent consistent with its investment policy, invest in derivative instruments, including without limitation, options, futures, options on futures, forwards, swaps, options on swaps, structured securities and other derivatives. Derivatives may be used for both hedging and non-hedging purposes (that is, to seek to increase total return), although suitable derivative instruments may not always be available to the Investment Adviser for these purposes. Losses from derivative instruments can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks related to leverage factors associated with such transactions. Derivatives are also subject to risks arising from margin requirements, which include the risk that the Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions and the risk of loss by the Fund of margin deposits in the event of the bankruptcy or other similar insolvency with respect to a broker or counterparty with whom the Fund has an open derivative position. Losses may also arise if the Fund receives cash collateral under the transactions and some or all of that collateral is invested in the market. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and the Fund may be responsible for any loss that might result from its investment of the counterparty’s cash collateral. If cash collateral is not invested, the Fund may be exposed to additional risk of loss in the event of the insolvency of its custodian holding such collateral. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates, currency prices or other variables. Derivative instruments may be harder to value, subject to greater volatility and more likely subject to changes in tax treatment than other investments. For these reasons, the Investment Adviser’s attempts to hedge portfolio risks through the use of derivative instruments may not be successful, and the Investment Adviser may choose not to hedge portfolio risks. Using derivatives for non-hedging purposes presents greater risk of loss than derivatives used for hedging purposes.
Risks of Illiquid Investments.  The Fund may not acquire any “illiquid investment” if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is an investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. In determining whether an investment is an illiquid investment, the Investment Adviser will take into account actual or estimated daily transaction volume of an investment, group of related investments or asset class and other relevant market, trading, and investment-specific considerations. In addition, in determining the liquidity of an investment, the Investment Adviser must determine whether trading varying portions of a position in a particular portfolio investment or asset class, in sizes that the Fund would reasonably anticipate trading, is reasonably expected to significantly affect its liquidity, and if so, the Fund must take this determination into account when classifying the liquidity of that investment or asset class.
Investments purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid. If one or more investments in the Fund’s portfolio become illiquid, the Fund may exceed the 15% limitation in illiquid investments. In the event that changes in the portfolio or other external events cause the Fund to exceed this limit, the Fund must take steps to bring its illiquid investments that are assets to or below 15% of its net assets within a reasonable period of time. This requirement would not force the Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.
In cases where no clear indication of the value of the Fund’s portfolio instruments is available, the portfolio instruments will be valued at their fair value according to the valuation procedures approved by the Board of Trustees. These cases include, among others, situations where a security or other asset or liability does not have a price source. For more information on fair valuation, please see “Shareholder Guide—How to Buy Shares—How Are Shares Priced?”
Credit/Default Risks.  Debt securities purchased by the Fund may include U.S. Government Securities (including zero coupon bonds) and securities issued by foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed income securities are described in the next section below. Further information is provided in the SAI.
Debt securities rated BBB– or higher by Standard & Poor’s or Baa3 or higher by Moody’s or having a comparable credit rating by another NRSRO are considered “investment grade.” Securities rated BBB– or Baa3 are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal.
45

Fixed income securities rated BB+ or Ba1 or below (or comparable unrated securities) are commonly referred to as “junk bonds.” Junk bonds are considered speculative and may be questionable as to principal and interest payments.
In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in the Fund’s portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.
Risks of Initial Public Offerings.  The Fund may invest in IPOs. An IPO is a company’s first offering of stock to the public. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about a company’s business model, quality of management, earnings growth potential and other criteria used to evaluate its investment prospects. The purchase of IPO shares may involve high transaction costs. Investments in IPO shares, which are subject to market risk and liquidity risk, involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. The Fund will generally be subject to tax on the sale of IPO shares at a gain. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that the Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.
Temporary Investment Risks.  The Fund may, for temporary defensive purposes, invest up to 100% of its total assets in:
◼
U.S. Government Securities
◼
Commercial paper rated at least A-2 by Standard & Poor’s, P-2 by Moody’s or having a comparable credit rating by another NRSRO (or, if unrated, determined by the Investment Adviser to be of comparable credit quality)
◼
Certificates of deposit
◼
Bankers’ acceptances
◼
Repurchase agreements
◼
Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year
◼
ETFs
◼
Other investment companies
◼
Cash items
When the Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.
Risks of Exchange-Traded Notes.  ETNs are senior, unsecured, unsubordinated debt securities issued by a sponsoring financial institution. The returns on an ETN are linked to the performance of particular securities, market indices, or strategies, minus applicable fees. ETNs are traded on an exchange (e.g., the New York Stock Exchange) during normal trading hours; however, investors may also hold an ETN until maturity. At maturity, the issuer of an ETN pays to the investor a cash amount equal to the principal amount, subject to application of the relevant securities, index or strategy factor. Similar to other debt securities, ETNs have a maturity date and are backed only by the credit of the sponsoring institution. ETNs are subject to credit risk. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political or geographic events that affect the underlying assets. When the Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. Although an ETN is a debt security, it is unlike a typical bond, in that there are no periodic interest payments and principal is not protected. The timing and character of income and gains from ETNs may be affected by future legislation.
C. Portfolio Securities and Techniques
This section provides further information on certain types of securities and investment techniques that may be used by the Fund, including their associated risks.
The Fund may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objective and policies. Further information is provided in the SAI, which is available upon request.
46

Appendix A
Convertible Securities.  The Fund may invest in convertible securities. Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities in which the Fund invests are subject to the same rating criteria as its other investments in fixed income securities. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.
Structured Securities.  The Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, securities, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. Investments in structured securities may provide exposure to certain securities or markets in situations where regulatory or other restrictions prevent direct investments in such issuers or markets.
The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference, effectively leveraging the Fund’s investments so that small changes in the value of the Reference may result in disproportionate gains or losses to the Fund. Consequently, structured securities may present a greater degree of market risk than many types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities. Structured securities are also subject to the risk that the issuer of the structured securities may fail to perform its contractual obligations. Certain issuers of structured products may be deemed to be investment companies as defined in the Investment Company Act. As a result, the Fund’s investments in structured securities may be subject to the limits applicable to investments in other investment companies.
Structured securities are considered hybrid instruments because they are derivative instruments, the value of which depends on, or is derived from or linked to, the value of an underlying asset, interest rate index or commodity. Commodity-linked notes are hybrid instruments because the principal and/or interest payments on those notes is linked to the value of the individual commodities, futures contracts or the performance of one or more commodity indices.
Structured securities include, but are not limited to, equity linked notes. An equity linked note is a note whose performance is tied to a single stock, a stock index or a basket of stocks. Equity linked notes combine the principal protection normally associated with fixed income investments with the potential for capital appreciation normally associated with equity investments. Upon the maturity of the note, the holder generally receives a return of principal based on the capital appreciation of the linked securities. Depending on the terms of the note, equity linked notes may also have a “cap” or “floor” on the maximum principal amount to be repaid to holders, irrespective of the performance of the underlying linked securities. For example, a note may guarantee the repayment of the original principal amount invested (even if the underlying linked securities have negative performance during the note’s term), but may cap the maximum payment at maturity at a certain percentage of the issuance price or the return of the underlying linked securities. Alternatively, the note may not guarantee a full return on the original principal, but may offer a greater participation in any capital appreciation of the underlying linked securities. The terms of an equity linked note may also provide for periodic interest payments to holders at either a fixed or floating rate. The secondary market for equity linked notes may be limited, and the lack of liquidity in the secondary market may make these securities difficult to dispose of and to value. Equity linked notes will be considered equity securities for purposes of the Fund’s investment objective and policies.
REITs.  The Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. The Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.
Options on Securities and Securities Indices.  A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. The Fund may write (sell) call and put options and purchase put and call options on any securities in which the Fund may invest or on any securities index consisting of securities in which it may invest.
47

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which presents additional risk). The successful use of options depends in part on the ability of the Investment Adviser to anticipate future price fluctuations and the degree of correlation between the options and securities markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in the Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase the Fund’s transaction costs. Options written or purchased by the Fund may be traded on U.S. exchanges. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.
Futures Contracts and Options and Swaps on Futures Contracts.  Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A swap on a futures contract provides an investor with the ability to gain economic exposure to a particular futures market. A futures contract may be based on particular securities, foreign currencies, securities indices and other financial instruments and indices. The Fund may engage in futures transactions on both U.S. and foreign exchanges.
The Fund may purchase and sell futures contracts, purchase and write call and put options on futures contracts, and enter into swaps on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or currency exchange rates, or to otherwise manage its term structure, sector selections and duration in accordance with its investment objective and policies. The Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Investment Adviser, on behalf of the Fund, has filed a notice of eligibility claiming an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”), and therefore is not subject to registration or regulation as a CPO under the CEA.
Futures contracts and related options and swaps present the following risks:
◼
While the Fund may benefit from the use of futures and options and swaps on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts, options transactions or swaps.
◼
Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and the Fund may be exposed to additional risk of loss.
◼
The loss incurred by the Fund in entering into futures contracts and in writing call options and entering into swaps on futures is potentially unlimited and may exceed the amount of the premium received.
◼
Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV.
◼
As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund.
◼
Futures contracts and options and swaps on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
◼
Foreign exchanges may not provide the same protection as U.S. exchanges.
Interest Rate Swaps, Credit Swaps, Total Return Swaps, Equity Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars. The Fund may enter into swap transactions and option agreements, including interest rate swaps, credit swaps, total return swaps, options on swaps and interest rate caps, floors and collars. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security or pool of securities. Credit swaps give one party to a transaction (the buyer of the credit swap) the right to dispose of or acquire an asset (or group of assets or exposure to the performance of an index), or the right to receive a payment from the other party, upon the occurrence of specified credit events. Total return swaps give a party the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be based on an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, a party may also be required to pay the dollar value of that decline to the counterparty. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for another payment stream. An equity swap may be used by the Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous. The Fund may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable
48

Appendix A
premium for the option and obtains the right, but not the obligation, to enter into an underlying swap or to modify the terms of an existing swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into or modify an underlying swap on agreed-upon terms, which generally entails a greater risk of loss than the Fund incurs in buying a swaption.
The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.
The Fund may enter into the transactions described above for hedging purposes or to seek to increase total return. As an example, when the Fund is the buyer of a credit default swap (commonly known as buying protection), it may make periodic payments to the seller of the credit default swap to obtain protection against a credit default on a specified underlying asset (or group of assets). If a default occurs, the seller of a credit default swap may be required to pay the Fund the notional amount of the credit default swap on a specified security (or group of securities). On the other hand, when the Fund is a seller of a credit default swap (commonly known as selling protection), in addition to the credit exposure the Fund has on the other assets held in its portfolio, the Fund is also subject to the credit exposure on the notional amount of the swap since, in the event of a credit default, the Fund may be required to pay the notional amount of the credit default swap on a specified security (or group of securities) to the buyer of the credit default swap.
The use of interest rate, credit, index, total return and equity swaps, options on swaps, and interest rate caps, floors and collars is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values and interest rates, or in its evaluation of the creditworthiness of swap counterparties (with respect to bilateral swap transactions) and the issuers of the underlying assets, the investment performance of the Fund would be less favorable than it would have been if these investment techniques were not used.
Currently, certain standardized swap transactions are subject to mandatory central clearing and exchange trading. Although central clearing and exchange trading is expected to decrease counterparty risk and increase liquidity compared to bilaterally negotiated swaps, central clearing and exchange trading does not eliminate counterparty risk or illiquidity risk entirely. Depending on the size of the Fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar bilateral, uncleared swap. However, certain applicable regulators have adopted rules imposing certain margin requirements, including minimums, on uncleared swaps which may result in the Fund and its counterparties posting higher amounts for uncleared swaps.
When-Issued Securities and Forward Commitments.  The Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.
The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.
Repurchase Agreements.  Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. The Fund may enter into repurchase agreements with eligible counterparties which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. The collateral may consist of any type of security (government or corporate) of any or no credit rating. Repurchase agreements involving obligations other than U.S. Government Securities (such as foreign securities, commercial paper, corporate bonds, mortgage loans and equities) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency.
If the other party or “seller” defaults, the Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, the Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.
The Fund, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.
49

Short Sales Against-the-Box.  The Fund may make short sales against-the-box. A short sale against-the-box means that at all times when a short position is open the Fund will own an equal amount of securities sold short, or securities convertible into or exchangeable for, without payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short.
Preferred Stock, Warrants and Stock Purchase Rights.  The Fund may invest in preferred stock, warrants and stock purchase rights (or “rights”). Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.
Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.
Other Investment Companies.  The Fund may invest in securities of other investment companies, including ETFs and money market funds, subject to statutory limitations prescribed by the Investment Company Act or rules, regulations or exemptive relief thereunder. These statutory limitations include in certain circumstances a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies.
Subject to applicable law and/or pursuant to an exemptive order obtained from the SEC or under an exemptive rule adopted by the SEC, the Fund may invest in certain other investment companies (including ETFs and money market funds) and business development companies beyond the statutory limits described above or otherwise provided that certain conditions are met. Some of those investment companies may be funds for which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.
Additionally, to the extent that the Fund serves as an “acquired fund” to another Goldman Sachs Fund or unaffiliated investment company, the Fund’s ability to invest in other investment companies and private funds may be limited and, under these circumstances, the Fund’s investments in other investment companies and private funds will be consistent with applicable law and/or exemptive rules adopted by or exemptive orders obtained from the SEC. For example, to the extent the Fund serves as an acquired fund in a fund of funds arrangement in reliance on Rule 12d1-4 under the Investment Company Act, the Fund would be prohibited from purchasing or otherwise acquiring the securities of an investment company or private fund if, after such purchase or acquisition, the aggregate value of the Fund’s investments in such investment companies and private funds would exceed 10% of the value of the Fund’s total assets, subject to limited exceptions (including for investments in money market funds).
The use of ETFs is generally intended to help the Fund match the total return of the particular market segments or indices represented by those ETFs, although that may not be the result. Most ETFs are passively-managed investment companies whose shares are purchased and sold on a securities exchange. An ETF generally represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and the Fund could lose money investing in an ETF. Moreover, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.
The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. Although the Fund does not expect to do so in the foreseeable future, the Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.
Unseasoned Companies.  The Fund may invest in companies which (together with their predecessors) have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than investments in companies with an established operating record.
Corporate Debt Obligations.  Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal. The Fund may invest in corporate debt obligations issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations as well as other non-U.S. dollar currencies). In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.).
50

Appendix A
Bank Obligations.  The Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.
U.S. Government Securities. The Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (i) the full faith and credit of the U.S. Treasury; (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (iv) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components are traded independently.
U.S. Government Securities may also include Treasury inflation-protected securities whose principal value is periodically adjusted according to the rate of inflation.
U.S. Government Securities are deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, authorities or instrumentalities; and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid.
U.S. Treasury Securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government will be able or willing to repay the principal or interest rate when due, or provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises that issue U.S. Government Securities if it is not obligated to do so by law.
Custodial Receipts and Trust Certificates.  The Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities or other types of securities in which the Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes the Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, the Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. The Fund may also invest in separately issued interests in custodial receipts and trust certificates.
Non-Investment Grade Fixed Income Securities.  Non-investment grade fixed-income securities and unrated securities of comparable credit quality (commonly referred to as “junk bonds”) are considered speculative. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Non-investment grade fixed income securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations. These securities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity.
Non-investment grade fixed income securities are often issued in connection with a corporate reorganization or restructuring or as part of a merger, acquisition, takeover or similar event. They are also issued by less established companies seeking to expand. Such issuers are often highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse developments or business conditions. Non-investment grade securities are also issued by governmental bodies that may have difficulty in making all scheduled interest and principal payments.
The market value of non-investment grade fixed income securities tends to reflect individual corporate or municipal developments to a greater extent than that of higher rated securities which react primarily to fluctuations in the general level of interest rates. As a result, the Fund’s ability to achieve its investment objectives may depend to a greater extent on the Investment Adviser’s judgment concerning the creditworthiness of issuers than funds which invest in higher-rated securities. Issuers of non-investment grade fixed income securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be affected more adversely than issuers of higher-rated securities by economic downturns, specific corporate or financial developments or the issuer’s inability to meet specific projected business forecasts. Negative publicity about the junk bond market and investor perceptions regarding lower rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.
51

A holder’s risk of loss from default is significantly greater for non-investment grade fixed income securities than is the case for holders of other debt securities because such non-investment grade securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by the Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by the Fund of its initial investment and any anticipated income or appreciation is uncertain.
The secondary market for non-investment grade fixed income securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher-rated securities. In addition, market trading volume for high yield fixed income securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. The lack of sufficient market liquidity may cause the Fund to incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and the Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.
Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.
Borrowings. The Fund can borrow money from banks and other financial institutions in amounts not exceeding one-third of its total assets (including the amount borrowed or received), for temporary or emergency purposes.
Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls. A mortgage dollar roll involves the sale by the Fund of securities for delivery in the current month. The Fund simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Fund’s performance.
Successful use of mortgage dollar rolls depends upon the Investment Adviser’s ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, the Fund may experience a loss. The Fund does not currently intend to enter into mortgage dollar rolls for financing and does not treat them as borrowings.
Lending of Portfolio Securities.  The Fund may engage in securities lending. Securities lending involves the lending of securities owned by the Fund to financial institutions such as certain broker-dealers including, as permitted by the SEC, Goldman Sachs. The borrowers are required to secure their loan continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by the Fund in short-term investments, including registered and unregistered investment pools managed by the Investment Adviser, its affiliates or the Fund’s custodian and from which the Investment Adviser or its affiliates may receive fees. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and the Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of the Fund (including the loan collateral). Loan collateral (including any investment of the collateral) is not subject to the percentage limitations described elsewhere in the Prospectus regarding investments in fixed income securities and cash equivalents.
The Fund may lend its securities to increase their income. The Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction becomes insolvent or breaches its agreement with the Fund or an agent.
52

Appendix B
Financial Highlights
The financial highlights tables are intended to help you understand the Fund’s financial performance for the past five years  (or less if the Fund has been in operation for less than five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the Fund has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Form N-CSR dated November 30, 2024.
	Clean Energy Income Fund
	Class P Shares
	Year Ended November 30,				Period Ended November 30, 2020(a)
	2024	2023	2022	2021
Per Share Data
Net asset value, beginning of period	$8.99	$12.20	$13.94	$13.61	$10.00
Net investment income(b)	0.16	0.20	0.14	0.11	0.08
Net realized and unrealized gain (loss)	0.05	(3.08)	(0.98)	0.48	3.56
Total from investment operations	0.21	(2.88)	(0.84)	0.59	3.64
Distributions to shareholders from net investment income	(0.20)	(0.25)	(0.06)	(0.21)	(0.03)
Distributions to shareholders from net realized gains	—	—	(0.68)	(0.05)	—
Distributions to shareholders from return of capital	(0.05)	(0.08)	(0.16)	—	—
Total distributions	(0.25)	(0.33)	(0.90)	(0.26)	(0.03)
Net asset value, end of period	$8.95	$8.99	$12.20	$13.94	$13.61
Total return(c)	2.30%	(23.81)%	(6.14)%	4.39%	36.41%
Net assets, end of period (in 000s)	$42,527	$86,696	$293,501	$421,488	$115,158
Ratio of net expenses to average net assets	0.89%	0.88%	0.88%	0.88%	0.88%(d)
Ratio of total expenses to average net assets	1.42%	1.01%	0.97%	1.01%	1.85%(d)
Ratio of net investment income to average net assets	1.73%	1.79%	1.11%	0.78%	1.41%(d)
Portfolio turnover rate(e)	136%	40%	44%	75%	10%

(a)	Commenced operations on June 26, 2020.
(b)	Calculated based on the average shares outstanding methodology.
(c)
Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the
NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)
The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments.
If such transactions were included, the Fund's portfolio turnover rate may be higher.

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Clean Energy Income Fund Prospectus (Class P Shares)

FOR MORE INFORMATION
Annual/Semi-Annual Report
Additional information about the Fund’s investments is or will be available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.
Statement of Additional Information
Additional information about the Fund and its policies is also available in the Fund’s SAI. The SAI is incorporated by reference into the Prospectus (i.e., is legally considered part of the Prospectus).
The Fund’s annual and semi-annual reports to shareholders, SAI and other information such as the Fund’s financial statements are available free upon request by calling Goldman Sachs Funds at 1-800-526-7384. You can also access and download the annual and semi-annual reports, SAI and other information such as the Fund’s financial statements, free of charge, at the Fund’s website: dfinview.com/GoldmanSachs.
From time to time, certain announcements and other information regarding the Fund may be found at
am.gs.com for individual investors and advisers.
To request other information and for shareholder inquiries:

◼ By telephone:	1-800-621-2550
◼ By mail:	Goldman Sachs Funds 71 South Wacker Drive, Suite 1200 Chicago, IL 60606
◼ On the Internet:	SEC EDGAR database – http://www.sec.gov
Other information about the Fund is available on the EDGAR Database on the SEC’s website at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

The Fund's investment company registration number is 811-05349.
GSAM® is a registered service mark of Goldman Sachs & Co. LLC.
MLPEI3PRO-25P

PART B
STATEMENT OF ADDITIONAL INFORMATION
DATED MARCH 30, 2025
FUND	CLASS A SHARES	CLASS C SHARES	INSTITUTIONAL SHARES	INVESTOR SHARES	CLASS R SHARES	CLASS R6 SHARES	CLASS P SHARES
GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND	GLPAX	GLPCX	GMLPX	GLPIX	GLPRX	GLPSX	GMNPX
GOLDMAN SACHS ENERGY INFRASTRUCTURE FUND	GLEAX	GLECX	GLEPX	GLEIX	GLERX	GLESX	GAMPX
GOLDMAN SACHS CLEAN ENERGY INCOME FUND	GCEBX	GCEGX	GCEDX	GCEJX	-	GCEEX	GCEPX
(a series of Goldman Sachs Trust)
71 South Wacker Drive
Chicago, Illinois 60606
This Statement of Additional Information (the “SAI”) is not a prospectus. This SAI should be read in conjunction with the Prospectuses for the Goldman Sachs MLP Energy Infrastructure Fund, Goldman Sachs Energy Infrastructure Fund and Goldman Sachs Clean Energy Income Fund (the “Funds”), dated March 30, 2025, as they may be further amended and/or supplemented from time to time (the “Prospectuses”). The Prospectuses may be obtained without charge from Goldman Sachs & Co. LLC by calling the telephone numbers or writing to one of the addresses listed below or from institutions (“Intermediaries”) acting on behalf of their customers.
The audited financial statements and related report of PricewaterhouseCoopers LLP, independent registered public accounting firm for each Fund, contained in the Funds’ Form N-CSR for the most recent fiscal year end, are incorporated herein by reference in the section titled “FINANCIAL STATEMENTS.” No other portions of the Funds’ Form N-CSR are incorporated by reference herein. A Fund's financial information may be obtained upon request and without charge by calling Goldman Sachs & Co. LLC toll-free at 1-800-526-7384 (for Class A, Class C, Investor and Class R Shareholders) or 1-800-621-2550 (for Institutional, Class R6 and Class P Shareholders).
GSAM® is a registered service mark of Goldman Sachs & Co. LLC.

GOLDMAN SACHS ASSET MANAGEMENT, L.P.
Investment Adviser
200 West Street
New York, New York 10282
GOLDMAN SACHS & CO. LLC
Distributor
200 West Street
New York, New York 10282
GOLDMAN SACHS & CO. LLC
Transfer Agent
71 South Wacker Drive, Suite 1200
Chicago, Illinois 60606
Toll-free (in U.S.) 800-526-7384 (for Class A, Class C, Investor and Class R Shareholders) or 800-621-2550 (for Institutional, Class R6 and Class P Shareholders)
iii

INTRODUCTION
Goldman Sachs Trust (the “Trust”) is an open-end management investment company. The Trust is organized as a Delaware statutory trust and was established by a Declaration of Trust dated January 28, 1997. The Trust is a successor to a Massachusetts business trust that was combined with the Trust on April 30, 1997. The following series of the Trust are described in this SAI: Goldman Sachs MLP Energy Infrastructure Fund (“MLP Energy Infrastructure Fund”), Goldman Sachs Energy Infrastructure Fund (“Energy Infrastructure Fund”) and Goldman Sachs Clean Energy Income Fund (“Clean Energy Income Fund”) (each also a “Fund,” and collectively referred to herein as the “Funds”).
The Trustees of the Trust have authority under the Declaration of Trust to create and classify shares into separate series and to classify and reclassify any series or portfolio of shares into one or more classes without further action by shareholders. Pursuant thereto, the Trustees have created the Funds and other series. Additional series may be added in the future from time to time. The Clean Energy Income Fund currently offers six classes of Shares: Class A, Class C, Institutional, Investor, Class R6 and Class P Shares. The MLP Energy Infrastructure Fund and the Energy Infrastructure Fund currently offer seven classes of Shares: Class A, Class C, Institutional, Investor, Class R, Class R6 and Class P Shares. See “SHARES OF THE TRUST.”
Goldman Sachs Asset Management, L.P. (“GSAM” or the “Investment Adviser”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as the investment adviser to each Fund. In addition, Goldman Sachs serves as each Fund’s distributor (the “Distributor”) and transfer agent (the “Transfer Agent”). State Street Bank and Trust Company (“State Street”) serves as the custodian to the Funds.
The following information relates to and supplements the description of each Fund’s investment objective and policies contained in the Prospectuses. See the Prospectuses for a more complete description of the Funds’ investment objectives and policies. Investing in the Funds entails certain risks, and there is no assurance that a Fund will achieve its objective. Capitalized terms used but not defined herein have the same meaning as in the Prospectuses.
INVESTMENT OBJECTIVES AND POLICIES
Each Fund has a distinct investment objective and policies. There can be no assurance that the Funds’ objectives will be achieved. Each Fund is a non-diversified, open-end management company as defined in the Investment Company Act of 1940, as amended (the “Act”). The investment objective and policies of each Fund, and the associated risks of each Fund, are discussed in the Funds’ Prospectuses, which should be read carefully before an investment is made. All investment objectives and investment policies not specifically designated as fundamental may be changed without shareholder approval. Shareholders will be provided with sixty (60) days’ notice in the manner prescribed by the U.S. Securities and Exchange Commission (“SEC”) before any change in a Fund’s policy to invest at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in the particular type of investment suggested by its name. Additional information about the Funds, their policies, and the investment instruments they may hold is provided below.
Each Fund’s share price will fluctuate with market, economic and, to the extent applicable, foreign exchange conditions, so that an investment in a Fund may be worth more or less when redeemed than when purchased. None of the Funds should be relied upon as a complete investment program.
The Trust, on behalf of each Fund, has filed a notice of eligibility claiming an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) and therefore is not subject to registration or regulation as a CPO under the CEA.
The following discussions supplement the information in the Funds’ Prospectuses.
MLP Energy Infrastructure Fund
The Investment Adviser utilizes first-hand fundamental research, including visiting company facilities to assess operations and to meet decision-makers, in choosing the MLP Energy Infrastructure Fund’s securities. The Investment Adviser may also use macro analysis of numerous economic and valuation variables to anticipate changes in company earnings and the overall investment climate. The Investment Adviser is able to draw on the research and market expertise of the Goldman Sachs Global Investment Research Department and other affiliates of the Investment Adviser, as well as information provided by other securities dealers. Equity investments in the Fund’s portfolio will generally be sold when the Investment Adviser believes that the market price fully reflects or exceeds the investments’ fundamental valuation or when other more attractive investments are identified.
Energy Infrastructure Fund
The Investment Adviser examines the capital spending patterns of the upstream oil and gas industry to identify areas with growing oil and gas production and those areas that are out of favor, aiming to understand potential shifts in regional supply and demand balances. Having identified supply and demand trends, the team then assesses the implications of these trends across the energy value chain for the purposes of determining the exposure selection by commodity, function, and region. With an understanding of how supply and demand patterns could shift over time and their implications for energy infrastructure, the team undertakes detailed bottom-up analysis of individual companies with exposure to the trends identified. This process helps identify companies with potential for above-average distribution growth over multiple years and also helps isolate potential trouble spots.
Clean Energy Income Fund
The Investment Adviser utilizes first-hand fundamental research, including visiting company facilities to assess operations and to meet decision-makers, in choosing the Clean Energy Income Fund’s securities. The Investment Adviser may also use macro analysis of numerous economic and valuation variables to anticipate changes in company earnings and the overall investment climate. The Investment Adviser is able to draw on the research and market expertise of the Goldman Sachs Global Investment Research Department and other affiliates of the Investment Adviser, as well as information provided by other securities dealers. Equity investments in the Fund’s portfolio will generally be sold when the Investment Adviser believes that the market price fully reflects or exceeds the investments’ fundamental valuation or when other more attractive investments are identified.

DESCRIPTION OF INVESTMENT SECURITIES AND PRACTICES
The investment securities and practices and related risks applicable to the Fund (which, for the remainder of this section, refers to one or more of the Funds offered in this SAI) are presented below in alphabetical order, and not in the order of importance or potential exposure.
Bank Obligations
The Fund may invest in obligations issued or guaranteed by U.S. or foreign banks.Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.
Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time at a specified rate. Certificates of deposit are negotiable instruments and are similar to saving deposits but have a definite maturity and are evidenced by a certificate instead of a passbook entry. Banks are required to keep reserves against all certificates of deposit. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.  The Funds may invest in deposits in U.S. and European banks satisfying the standards set forth above.
Commercial Paper and Other Short-Term Corporate Obligations
The Funds may invest in commercial paper and other short-term obligations issued or guaranteed by U.S. corporations, non-U.S. corporations or other entities. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies.
Commodity-Linked Investments
Each Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in commodity-linked derivative securities, such as structured notes, discussed below, which are designed to provide this exposure without direct investment in physical commodities or commodities futures contracts. Real assets are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments. In choosing investments, the Investment Adviser seeks to provide exposure to various commodities and commodity sectors. The value of commodity-linked derivative securities held by a Fund may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments.
The prices of commodity-linked derivative securities may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked instruments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits. Under favorable economic conditions, a Fund’s investments may be expected to underperform an investment in traditional securities. Over the long term, the returns on a Fund’s investments are expected to exhibit low or negative correlation with stocks and bonds.
Because commodity-linked investments are available from a relatively small number of issuers, a Fund’s investments will be particularly subject to counterparty risk, which is the risk that the issuer of the commodity-linked derivative (which issuer may also serve as counterparty to a substantial number of a Fund’s commodity-linked and other derivative investments) will not fulfill its contractual obligations.
Convertible Securities
The Fund may invest in convertible securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock (or other securities) of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics, in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.
The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value normally declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.
A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to convert the security into the underlying common stock, sell it to a third party, or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective, which, in turn, could result in losses to the Fund.
In evaluating a convertible security, the Investment Adviser will give primary emphasis to the attractiveness of the underlying common stock. Convertible debt securities are equity investments for purposes of each Fund’s investment policies.
Corporate Debt Obligations
The Fund may, under normal market conditions, invest in corporate debt obligations, including obligations of industrial, utility and financial issuers. Corporate debt obligations include bonds, notes, debentures and other obligations of corporations to pay interest and repay principal. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.
Corporate debt obligations rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. The price of corporate debt obligations will generally fluctuate in response to fluctuations in supply and demand for similarly rated securities. In addition, the price of corporate debt obligations will generally fluctuate in response to interest rate levels. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the Fund’s net asset value ("NAV"). Because medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investment in securities which carry medium to lower ratings and in comparable unrated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues.
The Investment Adviser will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments. The Investment Adviser employs its own credit research and analysis, which includes a study of an issuer’s existing debt, capital structure, ability to service debt and pay dividends, sensitivity to economic conditions, operating history and current earnings trend. The Investment Adviser continually monitors the investments in the Fund’s portfolio and evaluates whether to dispose of or to retain corporate debt obligations whose credit ratings or credit quality may have changed. If after its purchase, a portfolio security is assigned a lower rating or ceases to be rated, the Fund may continue to hold the security if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.
Custodial Receipts and Trust Certificates
The Fund may invest in custodial receipts and trust certificates, which may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee. The securities so held may include U.S. government securities, which are obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”), municipal securities or other types of securities in which the Funds may invest. The custodial receipts or trust certificates are underwritten by securities dealers or banks and may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For purposes of certain securities laws, custodial receipts and trust certificates may not be considered obligations of the U.S. Government or other issuer of the securities held by the custodian or trustee. As a holder of custodial receipts and trust certificates, the Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. The Fund may also invest in separately issued interests in custodial receipts and trust certificates.
Although under the terms of a custodial receipt or trust certificate the Fund would typically be authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank or trustee those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.
Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of fixed income instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service (“IRS”) has not ruled on the tax treatment of the interest or payments received on the derivative instruments and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.

Derivatives and Similar Instruments
The Funds may invest in derivatives and similar instruments discussed elsewhere in this SAI. The use of derivatives and similar instruments may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other assets and instruments and may result in losses due to adverse market movements. Pursuant to Rule 18f-4 under the Act, a Fund’s use of derivatives and other transactions that create future payment or delivery obligations is subject to a value-at-risk (“VaR”) leverage limit and reporting and certain other requirements if the Fund is a fund that does not qualify as a “limited derivatives user” under Rule 18f-4 (“Full Compliance Fund”). The Trust has also adopted and implemented a derivatives risk management program (the “DRMP”) to, among other things, manage the risks associated with the use of derivatives and these other transactions for series of the Trust that are Full Compliance Funds. The Board of Trustees has approved the designation of personnel from GSAM to administer the DRMP for the Full Compliance Funds. With respect to series of the Trust that qualify as “limited derivatives users” under Rule 18f-4 (each, an “LDU Fund”), the Trust has adopted and implemented policies and procedures to manage an LDU Fund’s derivatives risks. An LDU Fund is also subject to the derivatives exposure threshold set forth in Rule 18f-4.
Similar to bank borrowings, derivatives and similar instruments may result in leverage. Borrowing and the use of derivatives and similar instruments may magnify the potential for gains and losses in excess of the initial amount invested. Mutual funds can borrow money from banks and other financial institutions, subject to certain asset coverage limits. The amount of indebtedness from bank borrowings may not exceed one-third of a Fund’s total assets (including the amount borrowed). If a Fund uses reverse repurchase agreements or similar financing transactions, including certain tender option bonds, the Fund must either aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of indebtedness associated with any bank borrowings, if applicable, when calculating a Fund’s asset coverage ratio or treat all such transactions as derivatives transactions subject to the leverage limits under Rule 18f-4.
In addition, under Rule 18f-4, a Fund is permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a “senior security,” provided that (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date). A Fund may otherwise engage in such transactions that do not meet these conditions so long as the Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with Rule 18f-4. Furthermore, under Rule 18f-4, a Fund will be permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the limits on borrowings as described above, if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due.
These requirements may limit the ability of a Fund to use derivatives, short sales, reverse repurchase agreements and similar financing transactions, delayed-settlement securities and unfunded commitment agreements as part of its investment strategies.
From time to time, a Fund may enter into derivatives or other similar transactions that require the Fund to pledge margin or collateral to a counterparty or clearing member through a margin/collateral account for and on behalf of the counterparty or clearing member. For operational, cost, regulatory or other reasons, when setting up these arrangements, a Fund may be required to use a margin/collateral account model or naming convention that may not be the most protective option available in the case of a default or bankruptcy by a counterparty or clearing member or that may delay or impair the Fund from fully exercising its rights under the arrangement. In the event of default or bankruptcy by a counterparty or clearing member, the margin or collateral may be subject to legal proceedings and a Fund may be delayed in taking possession of any margin or collateral to which the Fund is legally entitled.
Dividend-Paying Investments
The Fund's investments in dividend-paying securities could cause the Fund to underperform other funds that invest in similar asset classes but employ a different investment style. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet the Fund's investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. The adoption of new legislation could further limit or restrict the ability of issuers to pay dividends. To the extent that dividend-paying securities are concentrated in only a few market sectors, the Fund may be subject to the risks of volatile economic cycles and/or conditions or developments that may be particular to a sector to a greater extent than if its investments were diversified across different sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. A sharp rise in interest rates or an economic downturn could cause an issuer to abruptly reduce or eliminate its dividend. This may limit the ability of the Fund to produce current income.
Foreign Securities
The Fund may invest in securities of foreign issuers, including securities quoted or denominated in a currency other than U.S. dollars.
Investments in foreign securities may offer potential benefits not available from investments solely in U.S. dollar-denominated or quoted securities of domestic issuers. Such benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of the Investment Adviser, to offer the potential for better long term growth of capital and income than investments in U.S. securities, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that do not necessarily move in a manner parallel to U.S. markets. Investing in the securities of foreign issuers also involves, however, certain special risks, including those discussed in the Fund's Prospectus and those set forth below, which are not typically associated with investing in U.S. dollar-denominated securities or quoted securities of U.S. issuers. Many of these risks are more pronounced for investments in emerging economies.
With respect to investments in certain foreign countries, there exist certain economic, political and social risks, including the risk of adverse political developments, nationalization, military unrest, social instability, war and terrorism, confiscation without fair compensation, expropriation or confiscatory taxation, limitations on the movement of funds and other assets between different countries, or diplomatic developments, any of which could adversely affect the Fund’s investments in those countries. Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and dividend payments.
Many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. Additionally, many foreign country economies are heavily dependent on international trade and are adversely affected by protective trade barriers and economic conditions of their trading partners. Protectionist trade legislation enacted by those trading partners could have a significant adverse effect on the securities markets of those countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.
From time to time, certain of the companies in which the Fund may invest may operate in, or have dealings with, countries subject to sanctions or embargos imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. For example, the United Nations Security Council has imposed certain sanctions relating to Iran and Sudan and both countries are embargoed countries by the Office of Foreign Assets Control (“OFAC”) of the U.S. Department of the Treasury.
In addition, from time to time, certain of the companies in which the Fund may invest may engage in, or have dealings with countries or companies that engage in, activities that may not be considered socially and/or environmentally responsible. Such activities may relate to human rights issues (such as patterns of human rights abuses or violations, persecution or discrimination), impacts to local communities in which companies operate and environmental sustainability. For a description of the Investment Adviser’s approach to responsible and sustainable investing, please see GSAM’s Statement on Responsible and Sustainable Investing at https://www.gsam.com/content/dam/gsam/pdfs/common/en/public/miscellaneous/GSAM_statement_on_respon_sustainable_investing.pdf.
As a result, a company may suffer damage to its reputation if it is identified as a company which engages in, or has dealings with countries or companies that engage in, the above referenced activities. As an investor in such companies, the Fund would be indirectly subject to those risks.

The Investment Adviser is committed to complying fully with sanctions in effect as of the date of this Statement of Additional Information and any other applicable sanctions that may be enacted in the future with respect to Sudan or any other country.
Investments in foreign securities often involve currencies of foreign countries. Accordingly, the Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. The Fund may be subject to currency exposure independent of its securities positions. To the extent that the Fund is fully invested in foreign securities while also maintaining net currency positions, it may be exposed to greater combined risk.
Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad. To the extent that a portion of the Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries. The Fund’s net currency positions may expose it to risks independent of its securities positions.
Because foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign securities markets are less than in the United States and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. The securities of foreign issuers may be listed on foreign securities exchanges or traded in foreign over-the-counter markets. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed and unlisted companies than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protections that apply with respect to securities transactions consummated in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlement of portfolio transactions or loss of certificates for portfolio securities.
Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the Fund’s assets are uninvested and no return is earned on such assets. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, in possible liability to the purchaser.
The Fund may invest in foreign securities which take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) or other similar instruments representing securities of foreign issuers (together, “Depositary Receipts”).
ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.
To the extent the Fund acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipts to issue and service such unsponsored Depositary Receipts, there is an increased possibility that the Fund will not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depositary Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depositary Receipts and the underlying securities are quoted. In addition, the issuers of Depositary Receipts may discontinue issuing new Depositary Receipts and withdraw existing Depositary Receipts at any time, which may result in costs and delays in the distribution of the underlying assets to the Fund and may negatively impact the Fund’s performance. However, by investing in Depositary Receipts, such as ADRs, which are quoted in U.S. dollars, the Fund may avoid currency risks during the settlement period for purchases and sales.
As described more fully below, the Fund may invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of, or ignored internationally accepted standards of due process against, private companies. In addition, a country may take these and other retaliatory actions against a specific private company, including the Fund or the Investment Adviser. There may not be legal recourse against these actions, which could arise in connection with the commercial activities of Goldman Sachs or its affiliates or otherwise, and the Fund could be subject to substantial losses. In addition, the Fund or the Investment Adviser may determine not to invest in, or may limit its overall investment in, a particular issuer, country or geographic region due to, among other things, heightened risks regarding repatriation restrictions, confiscation of assets and property, expropriation or nationalization. See “Investing in Emerging Countries,” below.
These and other factors discussed in the section below, titled “Illiquid Investments,” may impact the liquidity of investments in securities of foreign issuers.
Investing in Europe
The Fund may operate in euros and/or may hold euros and/or euro-denominated bonds and other obligations. The euro requires participation of multiple sovereign states forming the Euro zone and is therefore sensitive to the credit, general economic and political position of each such state, including each state’s actual and intended ongoing engagement with and/or support for the other sovereign states then forming the EU, in particular those within the Euro zone. Changes in these factors might materially adversely impact the value of securities that the Fund has invested in.
European countries can be significantly affected by the tight fiscal and monetary controls that the European Economic and Monetary Union (“EMU”) imposes for membership. Europe’s economies are diverse, its governments are decentralized, and its cultures vary widely. Several EU countries, including Greece, Ireland, Italy, Spain and Portugal have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among EMU member countries. Member countries are required to maintain tight control over inflation, public debt, and budget deficit to qualify for membership in the EMU. These requirements can severely limit the ability of EMU member countries to implement monetary policy to address regional economic conditions.
Geopolitical developments in Europe have caused, or may in the future cause, significant volatility in financial markets. For example, in a June 2016 referendum, citizens of the United Kingdom voted to leave the EU. In March 2017, the United Kingdom formally notified the European Council of its intention to withdraw from the EU (commonly known as “Brexit”) by invoking Article 50 of the Treaty on European Union, which triggered a two-year period of negotiations on the terms of Brexit. Brexit has resulted in volatility in European and global markets and may also lead to weakening in political, regulatory, consumer, corporate and financial confidence in the markets of the United Kingdom and throughout Europe. The longer term economic, legal, political, regulatory and social framework between the United Kingdom and the EU remains unclear and may lead to ongoing political, regulatory and economic uncertainty and periods of exacerbated volatility in both the United Kingdom and in wider European markets for some time. Additionally, the decision made in the British referendum may lead to a call for similar referenda in other European jurisdictions, which may cause increased economic volatility in European and global markets. The mid-to long-term uncertainty may have an adverse effect on the economy generally and on the value of the Fund’s investments. This may be due to, among other things: fluctuations in asset values and exchange rates; increased illiquidity of investments located, traded or listed within the United Kingdom, the EU or elsewhere; changes in the willingness or ability of counterparties to enter into transactions at the price and terms on which the Fund is prepared to transact; and/or changes in legal and regulatory regimes to which certain of the Fund’s assets are or become subject. Fluctuations in the value of the British Pound and/or the Euro, along with the potential downgrading of the United Kingdom’s sovereign credit rating, may also have an impact on the performance of the Fund’s assets or investments economically tied to the United Kingdom or Europe.
The full effects of Brexit will depend, in part, on whether the United Kingdom is able to negotiate agreements to retain access to EU markets including, but not limited to, trade and finance agreements. Brexit could lead to legal and tax uncertainty and potentially divergent national laws and regulations as the United Kingdom determines which EU laws to replace or replicate. The extent of the impact of the withdrawal and the resulting economic arrangements in the United Kingdom and in global markets as well as any associated adverse consequences remain unclear, and the uncertainty may have a significant negative effect on the value of the Fund’s investments. While certain measures have been proposed and/or implemented within the UK and at the EU level or at the member state level, which are designed to minimize disruption in the financial markets, it is not currently possible to determine whether such measures would achieve their intended effects.
On January 31, 2020, the United Kingdom withdrew from the EU and the United Kingdom entered a transition period that expired on December 31, 2020. On December 24, 2020, negotiators representing the United Kingdom and the EU came to a preliminary trade agreement, the EU-UK Trade and Cooperation Agreement (“TCA”), which is an agreement on the terms governing certain aspects of the EU’s and United Kingdom’s relationship following the end of the transition period. However, many aspects of the UK-EU trade relationship remain subject to further negotiation. Due to political uncertainty, it is not possible to anticipate the form or nature of the future trading relationship between the United Kingdom and the EU.
Other economic challenges facing the region include high levels of public debt, significant rates of unemployment, aging populations, and heavy regulation in certain economic sectors. European policy makers have taken unprecedented steps to respond to the economic crisis and to boost growth in the region, which has increased the risk that regulatory uncertainty could negatively affect the value of the Fund’s investments.
Certain countries have applied to become new member countries of the EU, and these candidate countries’ accessions may become more controversial to the existing EU members. Some member states may repudiate certain candidate countries joining the EU upon concerns about the possible economic, immigration and cultural implications. Also, Russia may be opposed to the expansion of the EU to members of the former Soviet bloc and may, at times, take actions that could negatively impact EU economic activity.
Investing in Canada
The Fund may invest in issuers located in Canada or that have significant exposure to the Canadian economy. The Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources, and therefore the Canadian economy is very dependent on the supply and demand for natural resources. There is a risk that any changes in these sectors could have an adverse impact on the Canadian economy. The Canadian economy is dependent on the economy of the United States as the United States is Canada’s largest trading partner and foreign investor. Reduction in spending on Canadian products and services or changes in the U.S. economy may cause an impact in the Canadian economy. Past periodic demands by the Province of Quebec for sovereignty have also significantly affected equity valuations and foreign currency movements in the Canadian market.
Investing in Emerging Countries
The securities markets of emerging countries are less liquid and subject to greater price volatility, and have a smaller market capitalization, than the U.S. securities markets. In certain countries, there may be fewer publicly traded securities and the market may be dominated by a few issuers or sectors. Issuers and securities markets in such countries are not subject to as stringent, extensive and frequent accounting, auditing, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S., and the degree of cooperation between issuers in emerging and frontier market countries with foreign and U.S. financial regulators may vary significantly. In particular, the assets and profits appearing on the financial statements of emerging country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about emerging country issuers than is available about issuers in the United States. In addition, U.S. regulators may not have sufficient access to adequately audit and oversee issuers. For example, the Public Company Accounting Oversight Board (the “PCAOB”) is responsible for inspecting and auditing the accounting practices and products of U.S.-listed companies, regardless of the issuer’s domicile. However, certain emerging market countries do not provide sufficient access to the PCAOB to conduct its inspections and audits. As a result, U.S. investors, including the Fund, may be subject to risks associated with less stringent accounting oversight.
Emerging country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging countries are in the earliest stages of their development. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect the Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests. In addition, emerging market countries are often characterized by limited reliable access to capital.
With respect to investments in certain emerging market countries, antiquated legal systems may have an adverse impact on the Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations, and it may be more difficult for shareholders to bring derivative litigation. Moreover, the legal remedies for investors in emerging markets may be more limited than the remedies available in the United States, and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited. In addition, emerging countries may have less established accounting and financial reporting systems than those in more developed markets.
Transaction costs, including brokerage commissions or dealer mark-ups, in emerging countries may be higher than in the United States and other developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.
Custodial and/or settlement systems in emerging and frontier market countries may not be fully developed. To the extent the Fund invests in emerging markets, Fund assets that are traded in such markets and which have been entrusted to such sub-custodians in those markets may be exposed to risks for which the sub-custodian will have no liability.
Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees. These restrictions may limit the Fund’s investment in certain emerging countries and may increase the expenses of the Fund. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals.
The repatriation of investment income, capital or the proceeds of securities sales from emerging countries may be subject to restrictions which require governmental consents or prohibit repatriation entirely for a period of time, which may make it difficult for the Fund to invest in such emerging countries. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for such repatriation. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Fund. The Fund may be required to establish special custodial or other arrangements before investing in certain emerging countries.

Emerging countries may be subject to a substantially greater degree of economic, political and social instability and disruption than is the case in the United States, Japan and most Western European countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the principal financial markets in which the Fund may invest and adversely affect the value of the Fund’s assets. The Fund’s investments can also be adversely affected by any increase in taxes or by political, economic or diplomatic developments.
The Fund may seek investment opportunities within former “Eastern bloc” countries. Most of these countries had a centrally planned, socialist economy for a substantial period of time. The governments of many of these countries have more recently been implementing reforms directed at political and economic liberalization, including efforts to decentralize the economic decision-making process and move towards a market economy. However, business entities in many of these countries do not have an extended history of operating in a market-oriented economy, and the ultimate impact of these countries’ attempts to move toward more market-oriented economies is currently unclear. Any change in the leadership or policies of these countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. In addition, Eastern European markets are particularly sensitive to social, economic and currency events in Western Europe and Russia. Russia may attempt to assert its influence in the region through military measures.
In addition, because of ongoing regional armed conflict in Europe, including a large-scale invasion of Ukraine by Russia in February 2022, Russia has been the subject of economic sanctions imposed by countries throughout the world, including the United States. Such sanctions have included, among other things, freezing the assets of particular entities and persons. The imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by Russia or companies located in or economically tied to Russia, downgrades in the credit ratings of Russian securities or those of companies located in or economically tied to Russia, devaluation of Russia’s currency, and increased market volatility and disruption in Russia and throughout the world. Sanctions and other similar measures, including banning Russia from global payments systems that facilitate cross-border payments, could limit or prevent the Fund from buying and selling securities (in Russia and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. Sanctions could also result in Russia taking counter measures or retaliatory actions which may further impair the value and liquidity of Russian securities. Moreover, disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including cyberattacks on the Russian government, Russian companies or Russian individuals, including politicians, may impact Russia’s economy and Russian issuers of securities in which the Fund invests.
The economies of emerging countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Other emerging countries, on the other hand, have recently experienced deflationary pressures and are in economic recessions. The economies of many emerging countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging countries are vulnerable to weakness in world prices for their commodity exports.
The Fund’s income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may be available in some cases to reduce the otherwise applicable tax rates. See “TAXATION.”
Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the Fund remain uninvested and no return is earned on such assets. The inability of the Fund to make intended security purchases or sales due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.
These and other factors discussed in the section below, titled “Illiquid Investments,” may impact the liquidity of investments in issuers of emerging country securities.
Futures Contracts and Options on Futures Contracts
The Fund may purchase and sell futures contracts and may also purchase and write call and put options on futures contracts. The futures contracts may be based on various securities, securities indices, foreign currencies and other financial instruments and indices. The Fund may engage in futures and related options transactions in order to seek to increase total return or to hedge against changes in interest rates, securities prices or to otherwise manage its term structure, sector selection and duration  of its fixed income securities holdings in accordance with its investment objective and policies. The Fund may also enter into closing purchase and sale transactions with respect to such contracts and options.
Futures contracts utilized by mutual funds have historically been traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (“CFTC”) or on foreign exchanges. More recently, certain futures may also be traded either over-the-counter or on trading facilities such as derivatives transaction execution facilities, exempt boards of trade or electronic trading facilities that are licensed and/or regulated to varying degrees by the CFTC. Also, certain single stock futures and narrow based security index futures may be traded either over-the-counter or on trading facilities such as contract markets, derivatives transaction execution facilities and electronic trading facilities that are licensed and/or regulated to varying degrees by both the CFTC and the SEC, or on foreign exchanges.
Neither the CFTC, National Futures Association (“NFA”), SEC nor any domestic exchange regulates activities of any foreign exchange or boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign exchange or board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, the Fund’s investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States exchanges. In particular, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the CEA, the CFTC’s regulations and the rules of the NFA and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA or any domestic futures exchange. Similarly, those persons may not have the protection of the U.S. securities laws.
Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).
When interest rates are rising or securities prices are falling, a Fund can seek through the sale of futures contracts to offset a decline in the value of its current portfolio securities. When interest rates are falling or securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.
Positions taken in the futures market are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While a Fund will usually liquidate futures contracts on securities in this manner, a Fund may instead make or take delivery of the underlying securities whenever it appears economically advantageous for the Fund to do so. A clearing corporation associated with the exchange on which futures are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.
Hedging Strategies Using Futures Contracts. When the Fund uses futures for hedging purposes, the Fund often seeks to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities (or securities that the Fund proposes to acquire) or the exchange rate of currencies in which portfolio securities are quoted or denominated. The Fund may, for example, take a “short” position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices that would adversely affect the dollar value of such Fund’s portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund’s portfolio securities. If, in the opinion of the Investment Adviser, there is a sufficient degree of correlation between price trends for the Fund’s portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of a hedging strategy. Although under some circumstances prices of securities in the Fund’s portfolio may be more or less volatile than prices of such futures contracts, the Investment Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund’s portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund’s portfolio securities would be substantially offset by a decline in the value of the futures position.
On other occasions, the Fund may take a “long” position by purchasing such futures contracts. This may be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available.
Options on Futures Contracts. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.
The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund’s assets. By writing a call option, the Fund becomes obligated, in exchange for the premium, to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. The writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon the exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Fund will incur transaction costs in connection with the writing of options on futures.
The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be effected. The Fund’s ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.
Other Considerations. Each Fund may engage in transactions in futures contracts and related options transactions. Transactions in futures contracts and options on futures involve brokerage costs and require posting margin.
While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions. When futures contracts and options are used for hedging purposes, perfect correlation between a Fund’s futures positions and portfolio positions may be impossible to achieve, particularly where futures contracts based on individual equity or corporate fixed income securities are currently not available. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss. The profitability of a Fund’s trading in futures depends upon the ability of the Investment Adviser to analyze correctly the futures markets.

Greenfield Projects
Greenfield projects are energy-related projects built by private joint ventures formed by energy companies. Greenfield projects may include the creation of a new pipeline, processing plant or storage facility or other energy infrastructure asset that is integrated with the company’s existing assets. Each Fund may invest in the equity of greenfield projects and also may invest in the secured debt of greenfield projects. However, an investment also may be structured as pay-in-kind securities with minimal or no cash interest or dividends until construction is completed, at which time interest payments or dividends would be paid in cash. The Investment Adviser believes that this niche leverages the organizational and operating expertise of large, publicly traded companies and may provide a Fund with the opportunity to earn higher returns. Greenfield projects involve less investment risk than typical private equity financing arrangements. The primary risk involved with greenfield projects is execution risk or construction risk. Changing project requirements, elevated costs for labor and materials, and unexpected construction hurdles all can increase construction costs. Financing risk exists should changes in construction costs or financial markets occur. Regulatory risk exists should changes in regulation occur during construction or the necessary permits are not secured prior to beginning construction.
High Yield Securities
The Fund may invest in bonds rated BB+ or below by Standard & Poor’s Rating Group ("S&P Global Ratings") or Ba1 or below by Moody’s Investors Service, Inc. (“Moody’s”) or comparable rated and unrated securities. These bonds are commonly known as “junk bonds,” are non-investment grade and are considered speculative. The Clean Energy Income Fund may invest up to 20% of its net assets in non-investment grade securities. The ability of issuers of high yield securities to make principal and interest payments may be questionable because such issuers are often less creditworthy or are highly leveraged and are generally less able than more established or less leveraged entities to make scheduled payments of principal and interest. High yield securities are also issued by governmental issuers that may have difficulty in making all scheduled interest and principal payments. In some cases, high yield securities may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will entail greater risks than those associated with investments in investment grade bonds (i.e., bonds rated AAA, AA, A or BBB by Standard and Poor's or Aaa, Aa, A or Baa by Moody’s). Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability of the Fund to achieve its investment objective may, to the extent of its investments in high yield securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality securities. See Appendix A for a description of the corporate bond and preferred stock ratings by Standard and Poor's, Moody’s, Fitch Ratings, Inc. (“Fitch”) and DBRS, Inc.
The market values of high yield securities tend to reflect individual corporate or municipal developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Issuers of high yield securities that are highly leveraged may not be able to make use of more traditional methods of financing. Their ability to service debt obligations may be more adversely affected by economic downturns or their inability to meet specific projected business forecasts than would be the case for issuers of higher-rated securities. Negative publicity about the junk bond market and investor perceptions regarding lower-rated securities, whether or not based on fundamental analysis, may depress the prices for such high yield securities. In the lower quality segments of the fixed income securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed income securities market, resulting in greater yield and price volatility. Another factor which causes fluctuations in the prices of high yield securities is the supply and demand for similarly rated securities. In addition, the prices of investments fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the NAV of the Fund.
The risk of loss from default for the holders of high yield securities is significantly greater than is the case for holders of other debt securities because such high yield securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by the Fund in already defaulted securities poses an additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by the Fund of its initial investment and any anticipated income or appreciation is uncertain. In addition, the Fund may incur additional expenses to the extent that it is required to seek recovery relating to the default in the payment of principal or interest on such securities or otherwise protect its interests. The Fund may be required to liquidate other portfolio securities to satisfy annual or semi-annual distribution obligations of the Fund in respect of accrued interest income on securities which are subsequently written off, even though the Fund has not received any cash payments of such interest.
The secondary market for high yield securities is concentrated in relatively few markets and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities may not be as liquid as and may be more volatile than the secondary market for higher-rated securities. In addition, the trading volume for high yield securities is generally lower than that of higher rated securities. The secondary market for high yield securities could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the ability of the Fund to dispose of particular portfolio investments when needed to meet its redemption requests or other liquidity needs. The Investment Adviser could find it difficult to sell these investments or may be able to sell the investments only at prices lower than if such investments were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the NAVs of the Fund. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.
The adoption of new legislation could adversely affect the secondary market for high yield securities and the financial condition of issuers of these securities. The form of any future legislation, and the probability of such legislation being enacted, is uncertain.
Non-investment grade or high yield securities also present risks based on payment expectations. High yield securities frequently contain “call” or buy-back features which permit the issuer to call or repurchase the security from its holder. If an issuer exercises such a “call option” and redeems the security, the Fund may have to replace such security with a lower-yielding security, resulting in a decreased return for investors. In addition, if the Fund experiences net redemptions of its shares, it may be forced to sell its higher-rated securities, resulting in a decline in the overall credit quality of its portfolio and increasing its exposure to the risks of high yield securities.
Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of high yield securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in non-investment grade and comparable unrated obligations will be more dependent on the Investment Adviser’s credit analysis than would be the case with investments in investment-grade debt obligations. The Investment Adviser employs its own credit research and analysis, which includes a study of an issuer’s existing debt, capital structure, ability to service debt and to pay dividends, sensitivity to economic conditions, operating history and current earnings trends. The Investment Adviser continually monitors the investments in the Fund's portfolio and evaluates whether to dispose of or to retain non-investment grade and comparable unrated securities whose credit ratings or credit quality may have changed. If after its purchase, a portfolio security is assigned a lower rating or ceases to be rated, the Fund may continue to hold the security if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.
An economic downturn could severely affect the ability of highly leveraged issuers of junk bond investments to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of junk bonds will have an adverse effect on the Fund’s NAV to the extent it invests in such investments. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.
These and other factors discussed in the section below, titled “Illiquid Investments,” may impact the liquidity of investments in high yield securities.
Illiquid Investments
Pursuant to Rule 22e-4 under the 1940 Act, the Fund may not acquire any “illiquid investment” if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Trust has implemented a liquidity risk management program and related procedures to categorize the Fund's portfolio investments and identify illiquid investments pursuant to Rule 22e-4, and the Trustees have approved the designation of the Investment Adviser to administer the Trust’s liquidity risk management program and related procedures. In determining whether an investment is an illiquid investment, the Investment Adviser will take into account actual or estimated daily transaction volume of an investment, group of related investments or asset class and other relevant market, trading, and investment-specific considerations. In addition, in determining the liquidity of an investment, the Investment Adviser must determine whether trading varying portions of a position in a particular portfolio investment or asset class, in sizes that the Fund would reasonably anticipate trading, is reasonably expected to significantly affect its liquidity, and if so, the Fund must take this determination into account when classifying the liquidity of that investment or asset class.
In addition to actual or estimated daily transaction volume of an investment, group of related investments or asset class and other relevant market, trading, and investment-specific considerations, the following factors, among others, will generally impact the classification of an investment as an “illiquid investment”: (i) any investment that is placed on the Investment Adviser’s restricted trading list; and (ii) any investment that is delisted or for which there is a trading halt at the close of the trading day on the primary listing exchange at the time of classification (and in respect of which no active secondary market exists). Investments purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to these and other events and circumstances. If one or more investments in the Fund’s portfolio become illiquid, the Fund may exceed the 15% limitation in illiquid investments. In the event that changes in the portfolio or other external events cause the Fund to exceed this limit, the Fund must take steps to bring its illiquid investments that are assets to or below 15% of its net assets within a reasonable period of time. This requirement would not force the Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.
Income Trusts
The Fund may invest in income trusts, including business trusts and oil royalty trusts. Income trusts are operating businesses that have been put into a trust. They pay out the bulk of their free cash flow to unit holders. The businesses that are sold into these trusts are usually mature and stable income-producing companies that lend themselves to fixed (monthly or quarterly) distributions. These trusts are regarded as equity investments with fixed-income attributes or high-yield debt with no fixed maturity date. These trusts typically offer regular income payments and a significant premium yield compared to other types of fixed income investments.
Business Trusts. A business trust is an income trust where the principal business of the underlying corporation or other entity is in the manufacturing, service or general industrial sectors. It is anticipated that the number of businesses constituted or reorganized as income trusts will increase significantly in the future. Conversion to the income trust structure is attractive to many existing mature businesses with relatively high, stable cash flows and low capital expenditure requirements, due to tax efficiency and investor demand for high-yielding equity securities. One of the primary attractions of business trusts, in addition to their relatively high yield, is their ability to enhance diversification in the portfolio as they cover a broad range of industries and geographies, including public refrigerated warehousing, mining, coal distribution, sugar distribution, forest products, retail sales, food sales and processing, chemical recovery and processing, data processing, gas marketing and check printing. Each business represented is typically characterized by long life assets or businesses that have exhibited a high degree of stability. Investments in business trusts are subject to various risks, including risks related to the underlying operating companies controlled by such trusts. These risks may include lack of or limited operating histories and increased susceptibility to interest rate risks.
Oil Royalty Trusts. A royalty trust typically controls an operating company which purchases oil and gas properties using the trust’s capital. The royalty trust then receives royalties and/or interest payments from its operating company, and distributes them as income to its unit holders. Units of the royalty trust represent an economic interest in the underlying assets of the trust.
The Fund may invest in oil royalty trusts that are traded on stock exchanges. Oil royalty trusts are income trusts that own or control oil and gas operating companies. Oil royalty trusts pay out substantially all of the cash flow they receive from the production and sale of underlying crude oil and natural gas reserves to shareholders (unitholders) in the form of monthly dividends (distributions). As a result of distributing the bulk of their cash flow to unitholders, royalty trusts are effectively precluded from internally originating new oil and gas prospects. Therefore, these royalty trusts typically grow through acquisition of producing companies or those with proven reserves of oil and gas, funded through the issuance of additional equity or, where the trust is able, additional debt. Consequently, oil royalty trusts are considered less exposed to the uncertainties faced by a traditional exploration and production corporation. However, they are still exposed to commodity risk and reserve risk, as well as operating risk.
The operations and financial condition of oil royalty trusts, and the amount of distributions or dividends paid on their securities is dependent on oil prices. Prices for commodities vary and are determined by supply and demand factors, including weather, and general economic and political conditions. A decline in oil prices could have a substantial adverse effect on the operations and financial conditions of the trusts. Such trusts are also subject to the risk of an adverse change in the regulations of the natural resource industry and other operational risks relating to the energy sector. In addition, the underlying operating companies held or controlled by the trusts are usually involved in oil exploration; however, such companies may not be successful in holding, discovering, or exploiting adequate commercial quantities of oil, the failure of which will adversely affect their values. Even if successful, oil and gas prices have fluctuated widely during the most recent years and may continue to do so in the future. The Investment Adviser expects that the combination of global demand growth and depleting reserves, together with current geopolitical instability, will continue to support strong crude oil prices over the long term. However, there is no guarantee that these prices will not decline. Declining crude oil prices may cause the Fund to incur losses on its investments. In addition, the demand in and supply to the developing markets could be affected by other factors such as restrictions on imports, increased taxation, and creation of government monopolies, as well as social, economic and political uncertainty and instability. Furthermore, there is no guarantee that non-conventional sources of natural gas will not be discovered which would adversely affect the oil industry.
Moreover, as the underlying oil and gas reserves are produced the remaining reserves attributable to the royalty trust are depleted. The ability of a royalty trust to replace reserves is therefore fundamental to its ability to maintain distribution levels and unit prices over time. Certain royalty trusts have demonstrated consistent positive reserve growth year-over-year and, as such, certain royalty trusts have been successful to date in this respect and are thus currently trading at unit prices significantly higher than those of five or ten years ago. Oil royalty trusts manage reserve depletion through reserve additions resulting from internal capital development activities and through acquisitions. When the Fund invests in foreign oil royalty trusts, it will also be subject to foreign securities risks, which are described above under “Foreign Securities.”
Index Swaps, Interest Rate Swaps, Credit Swaps, Total Return Swaps, Equity Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars
Each Fund may enter into index, interest rate, credit, total return and equity swaps for both hedging purposes and to seek to increase total return. As examples, a Fund may enter into swap transactions for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other market, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in an economical way. A Fund may also enter into interest rate caps, floors and collars. A Fund may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions.
In a standard “swap” transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular security, or in a “basket” of securities representing a particular index. Bilateral swap agreements are two party contracts entered into primarily by institutional investors. Cleared swaps are transacted through FCMs that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. Funds post initial and variation margin by making payments to their clearing member FCMs.
Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive payments for floating rate payments based on interest rates at specified intervals in the future. Two types of interest rate swaps include “fixed-for-floating rate swaps” and “basis swaps.” Fixed-for-floating rate swaps involve the exchange of payments based on a fixed interest rate for payments based on a floating interest rate index. By contrast, basis swaps involve the exchange of payments based on two different floating interest rate indices. Index swaps involve the exchange by a Fund with another party of payments based on a notional principal amount of a specified index or indices. Credit swaps (also referred to as credit default swaps) involve the exchange of a floating or fixed rate payment in return for assuming potential credit losses of an underlying security, or pool of securities. Total return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Equity swap contracts may be structured in different ways. For example, as a total return swap where a counterparty may agree to pay a Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or a group of stocks), plus the dividends that would have been received on those stocks. In other cases, the counterparty and a Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or a group of stocks).
A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into or modify an underlying swap or to modify the terms of an existing swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into or modify an underlying swap on agreed-upon terms, which generally entails a greater risk of loss than incurred in buying a swaption. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.
A great deal of flexibility may be possible in the way swap transactions are structured. However, generally a Fund will enter into interest rate, total return, credit, index and equity swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate, total return, credit, index and equity swaps do not normally involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate, total return, credit, index and equity swaps is normally limited to the net amount of interest payments that a Fund is contractually obligated to make. If the other party to an interest rate, total return, credit, index, equity or mortgage swap defaults, a Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive, if any. However, certain swap transactions are currently subject to central clearing. Although central clearing is expected to decrease the counterparty risk involved in bi-laterally negotiated contracts because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, central clearing would not make swap transactions risk-free.
As a result of recent regulatory developments, certain standardized swaps are currently subject to mandatory central clearing and some of these swaps must be traded on an exchange or swap execution facility (“SEF”). A SEF is a trading platform in which multiple market participants can execute swap transactions by accepting bids and offers made by multiple other participants on the platform. Transactions executed on a SEF may increase market transparency and liquidity but may cause a Fund to incur increased expenses to execute swaps. Central clearing should decrease counterparty risk and increase liquidity compared to bilateral swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap. However, central clearing does not eliminate counterparty risk or liquidity risk entirely. In addition, depending on the size of a Fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar bilateral swap. However, the CFTC and other applicable regulators have adopted rules imposing certain margin requirements, including minimums, on uncleared swaps, which may result in a Fund and its counterparties posting higher margin amounts for uncleared swaps. Requiring margin on uncleared swaps may reduce, but not eliminate, counterparty credit risk.
A credit swap may have as reference obligations one or more securities that may, or may not, be currently held by a Fund. The protection “buyer” in a credit swap is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the swap provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the protection buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. If a credit event occurs, the value of any deliverable obligation received by a Fund as seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.
To the extent that a Fund’s exposure in a transaction involving a swap, a swaption or an interest rate floor, cap or collar is covered by identifying cash or liquid assets on the Fund’s books or is covered by other means in accordance with SEC- or SEC staff-approved guidance or other appropriate measures, the Fund and the Investment Adviser believe that the transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.
The Funds will not enter into bilateral transactions involving swaps, caps, floors or collars unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto (with respect to bilateral swap transactions) is considered to be investment grade by the Investment Adviser.
The use of swaps, swaptions and interest rate caps, floors and collars is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. If the Investment Adviser is incorrect in its forecasts of market values, credit quality and interest rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.
In addition, these transactions can involve greater risks than if a Fund had invested in the reference obligation directly because, in addition to general market risks, swaps may be subject to liquidity risk, counterparty risk, credit risk and pricing risk. Regulators also may impose limits on an entity’s or group of entities’ positions in certain swaps. However, certain risks are reduced (but not eliminated) if a Fund invests in cleared swaps. Bilateral swap agreements are two party contracts that may have terms of greater than seven days. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap counterparty (with respect to bilateral swap transactions). Many swaps are complex and often valued subjectively. Swaps and other derivatives may also be subject to pricing or “basis” risk, which exists when the price of a particular derivative diverges from the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to imitate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.
Certain rules also require centralized reporting of detailed information about many types of cleared and uncleared swaps. This information is available to regulators and, to a more limited extent and on an anonymous basis, to the public. Reporting of swap data may result in greater market transparency, which may be beneficial to funds that use swaps to implement trading strategies. However, these rules place potential additional administrative obligations on these funds, and the safeguards established to protect anonymity may not function as expected.
The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. These and other factors discussed in the section above, titled “Illiquid Investments,” may impact the liquidity of investments in swaps.
Investments in Unseasoned Companies
The Fund  may invest in companies (including predecessors) which have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Lending of Portfolio Securities
The Energy Infrastructure and Clean Energy Income Funds may lend their portfolio securities to brokers, dealers and other institutions, including Goldman Sachs. By lending its securities, the Fund attempts to increase its net investment income. For additional information about a Fund’s securities lending activities for the most recent fiscal year, if any, see the section of this SAI titled “SECURITIES LENDING.”
Securities loans are required to be secured continuously by collateral in cash, cash equivalents, letters of credit or U.S. Government Securities equal to at least 100% of the value of the loaned securities. This collateral must be valued, or “marked to market,” daily. Borrowers are required to furnish additional collateral to the Fund as necessary to fully cover their obligations to return the loaned securities on demand or at the end of the agreed loan period.
With respect to loans that are collateralized by cash, the Fund may reinvest that cash in short-term investments (generally by investing in the Goldman Sachs Financial Square Government Fund) and pay the borrower a pre-negotiated fee or “rebate” from any return earned on the investment. Investing the collateral subjects a Fund to market depreciation or appreciation, and the Fund is responsible for any loss that may result from its investment of the collateral. Cash collateral may be invested in, among other things, other registered or unregistered funds, including private investment funds or money market funds that are managed by the Investment Adviser or its affiliates, and which pay the Investment Adviser or its affiliates for their services. If the Fund were to receive non-cash collateral, the Fund receives a fee from the borrower equal to a negotiated percentage of the market value of the loaned securities.
For the duration of any securities loan, the Fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer on the loaned securities. Although the Fund will not have the right to vote its loaned securities during the period of the loan, but the Fund may attempt to recall a loaned security in anticipation of a vote if it desires to do so. The Fund will have the right to terminate a securities loan at any time and if the Fund does so, it is entitled to receive the loaned securities within the normal and customary settlement time for securities transactions. While certain Goldman Sachs Funds (e.g., those managed by the Fundamental Equity Team) generally will seek to recall a loaned security for the purpose of voting, other Goldman Sachs Funds (e.g., those managed by the Quantitative Investment Strategies and Quantitative Equity Strategies Teams) generally will not seek to recall a loaned security for the purpose of voting. If a Fund attempts to recall a loaned security, there is no guarantee that any such recall request will be satisfied in time for the Fund to vote the shares in question.
Securities lending involves certain risks. The Fund may lose money on its investment of cash collateral, resulting in a loss of principal, or may fail to earn sufficient income on its investment to cover the fee or rebate it has agreed to pay the borrower. The Fund may incur losses in connection with its securities lending activities that exceed the value of the interest income and fees received in connection with such transactions. Securities lending also subjects the Fund to the risk of loss resulting from problems in the settlement and accounting process, and to additional credit, counterparty and market risk. These risks could be greater with respect to a Fund that loans non-U.S. securities. In addition, the Fund bears the risk that the value of the securities on loan will increase while they are on loan, or that the value of the collateral will decline in value during the period of the loan, and that the counterparty will not provide, or will delay in providing, additional collateral. The Fund also bears the risk that a borrower may fail to return loaned securities in a timely manner or at all, either because the borrower fails financially or for other reasons. If a borrower of securities fails financially, the Fund may also lose its rights in the collateral. The Fund could experience delays and costs in recovering loaned securities or in gaining access to and liquidating the collateral, which could result in actual financial loss and which could interfere with portfolio management decisions or the exercise of ownership rights in the loaned securities (including voting the loaned securities in question). If the Fund is not able to recover the loaned securities, the Fund may sell the collateral and purchase replacement securities in the market. However, the Fund will incur transaction costs on the purchase of replacement securities. These events could trigger adverse tax consequences for the Fund. In determining whether to lend securities or terminate a loan of securities to a particular borrower, the creditworthiness of the borrower will be considered and monitored throughout the period of the loan. Loans will only be made to firms deemed to be of good standing, and where the consideration that can be earned currently from securities loans of this type is deemed to justify the attendant risk. It is intended that the value of securities loaned by the Fund will not exceed one-third of the value of the Fund’s total assets (including the loan collateral).
The Fund will consider the loaned securities as assets of the Fund, but will not consider any collateral as the Fund asset except when determining total assets for the purpose of the above one-third limitation. Loan collateral (including any investment of the collateral) is not subject to the percentage limitations stated elsewhere in this SAI or in the Prospectus regarding investing in fixed income securities and cash equivalents.
The Board of Trustees has approved each Fund’s participation in a securities lending program and has adopted policies and procedures relating thereto. Certain Goldman Sachs Funds have retained an affiliate of the Investment Adviser to serve as their securities lending agent.
For its services, the securities lending agent may receive a fee from the Fund , including a fee based on the returns earned on the Fund’s investment of cash received as collateral for the loaned securities. In addition, the Fund may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Fund’s portfolio investment transactions. The Fund’s Board of Trustees periodically reviews reports on securities loan transactions for which a Goldman Sachs affiliate has acted as lending agent for compliance with the Fund’s securities lending procedures. Goldman Sachs may also be approved as a borrower under the Fund’s securities lending program, subject to certain conditions.
Master Limited Partnerships
A Master Limited Partnership (“MLP”) is an entity receiving partnership taxation treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. A typical MLP consists of a general partner and limited partners; however, some entities receiving partnership taxation treatment under the Code are established as limited liability companies. The general partner manages the partnership; has an ownership stake in the partnership; and is typically eligible to receive an incentive distribution. The limited partners provide capital to the partnership, have a limited (if any) role in the operation and management of the partnership, and receive cash distributions. Due to their partnership structure, MLPs generally do not pay income taxes.
Holders of MLP units could potentially become subject to liability for all of the obligations of an MLP, if a court determines that the rights of the unitholders to take certain action under the limited partnership agreement would constitute “control” of the business of that MLP, or if a court or governmental agency determines that the MLP is conducting business in a state without complying with the limited partnership statute of that state.
To be treated as a partnership for U.S. federal income tax purposes, an MLP must derive at least 90% of its gross income for each taxable year from qualifying sources, including activities such as the exploration, development, mining, production, processing, refining, transportation, storage and certain marketing of mineral or natural resources. Many of the MLPs in which the Fund invests operate oil, gas or petroleum facilities, or other facilities within the energy sector. The Fund intends to concentrate its investments in the energy sector, with a focus on “midstream” energy infrastructure MLPs. The Fund may, however, invest in MLP entities in any sector of the economy.
Midstream MLPs are generally engaged in the treatment, gathering, compression, processing, transportation, transmission, fractionation, storage and terminalling of natural gas, natural gas liquids, crude oil, refined products or coal. Midstream MLPs may also operate ancillary businesses including marketing of energy products and logistical services. The Fund may also invest in “upstream” and “downstream” MLPs. Upstream MLPs are primarily engaged in the exploration, recovery, development and production of crude oil, natural gas and natural gas liquids. Downstream MLPs are primarily engaged in the processing, treatment, and refining of natural gas liquids and crude oil. The MLPs in which the Fund invests may also engage in owning, managing and transporting alternative energy assets, including alternative fuels such as ethanol, hydrogen and biodiesel.
MLP Equity Securities. Equity securities issued by MLPs generally consist of common units, subordinated units and preferred units, as described more fully below.
MLP Common Units. The common units of many MLPs are listed and traded on U.S. securities exchanges, including the New York Stock Exchange, Inc. (“NYSE”) and the National Association of Securities Dealers Automated Quotations System (“NASDAQ”). The Fund will purchase such common units through open market transactions and underwritten offerings, but may also acquire common units through direct placements and privately negotiated transactions. Holders of MLP common units typically have very limited control and voting rights. Holders of such common units are typically entitled to receive a minimum quarterly distribution (“MQD”) from the issuer, and typically have a right, to the extent that an MLP fails to make a previous MQD, to recover in future distributions the amount by which the MQD was short (“arrearage rights”). Generally, an MLP must pay (or set aside for payment) the MQD to holders of common units before any distributions may be paid to subordinated unit holders. In addition, incentive distributions are typically not paid to the general partner or managing member unless the quarterly distributions on the common units exceed specified threshold levels above the MQD. In the event of a liquidation, common unit holders are intended to have a preference with respect to the remaining assets of the issuer over holders of subordinated units. MLPs issue different classes of common units that may have different voting, trading, and distribution rights. The Fund may invest in different classes of common units.
MLP Subordinated Units. Subordinated units, which, like common units, represent limited partner or member interests, are not typically listed or traded on an exchange. The Fund may purchase outstanding subordinated units through negotiated transactions directly with holders of such units or newly issued subordinated units directly from the issuer. Holders of such subordinated units are generally entitled to receive a distribution only after the MQD and any arrearages from prior quarters have been paid to holders of common units. Holders of subordinated units typically have the right to receive distributions before any incentive distributions are payable to the general partner or managing member. Subordinated units generally do not provide arrearage rights. Most MLP subordinated units are convertible into common units after the passage of a specified period of time or upon the achievement by the issuer of specified financial goals. MLPs issue different classes of subordinated units that may have different voting, trading, and distribution rights. The Fund may invest in different classes of subordinated units.
MLP Convertible Subordinated Units. MLP convertible subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to MLPs, and institutional investors. Convertible subordinated units increase the likelihood that, during the subordination period, there will be available cash to be distributed to common unitholders. MLP convertible subordinated units generally are not entitled to distributions until holders of common units have received their specified MQD, plus any arrearages, and may receive less than common unitholders in distributions upon liquidation. Convertible subordinated unitholders generally are entitled to MQD prior to the payment of incentive distributions to the general partner, but are not entitled to arrearage rights. Therefore, MLP convertible subordinated units generally entail greater risk than MLP common units. Convertible subordinated units are generally convertible automatically into senior common units of the same issuer at a one-to-one ratio upon the passage of time or the satisfaction of certain financial tests. Convertible subordinated units do not trade on a national exchange or over-the-counter (“OTC”), and there is no active market for them. The value of a convertible subordinated unit is a function of its worth if converted into the underlying common units. Convertible subordinated units generally have similar voting rights as do MLP common units. Distributions may be paid in cash or in-kind.
MLP Preferred Units. MLP preferred units are not typically listed or traded on an exchange. The Fund may purchase MLP preferred units through negotiated transactions directly with MLPs, affiliates of MLPs and institutional holders of such units. Holders of MLP preferred units can be entitled to a wide range of voting and other rights, depending on the structure of each separate security.
MLP General Partner or Managing Member Interests. The general partner or managing member interest in an MLP is typically retained by the original sponsors of an MLP, such as its founders, corporate partners and entities that sell assets to the MLP. The holder of the general partner or managing member interest can be liable in certain circumstances for amounts greater than the amount of the holder’s investment in the general partner or managing member. General partner or managing member interests often confer direct board participation rights in, and in many cases control over the operations of, the MLP. General partner or managing member interests can be privately held or owned by publicly traded entities. General partner or managing member interests receive cash distributions, typically in an amount of up to 2% of available cash, which is contractually defined in the partnership or limited liability company agreement. In addition, holders of general partner or managing member interests typically receive incentive distribution rights (“IDRs”), which provide them with an increasing share of the entity’s aggregate cash distributions upon the payment of per common unit distributions that exceed specified threshold levels above the MQD. Incentive distributions to a general partner are designed to encourage the general partner, which controls and operates the partnership, to maximize the partnership’s cash flow and increase distributions to the limited partners. Due to the IDRs, general partners of MLPs have higher distribution growth prospects than their underlying MLPs, but quarterly incentive distribution payments would also decline at a greater rate than the decline rate in quarterly distributions to common and subordinated unit holders in the event of a reduction in the MLP’s quarterly distribution. The ability of the limited partners or members to remove the general partner or managing member without cause is typically very limited. In addition, some MLPs permit the holder of IDRs to reset, under specified circumstances, the incentive distribution levels and receive compensation in exchange for the distribution rights given up in the reset.
MLP Debt Securities. Debt securities issued by MLPs may include those rated below investment grade. The Fund may invest in MLP debt securities without regard to credit quality or maturity. Investments in such securities may not offer the tax characteristics of equity securities of MLPs.
Limited Liability Company Common Units. Some energy companies in which a Fund may invest have been organized as limited liability companies (“MLP LLCs”). Such MLP LLCs are treated in the same manner as MLPs for federal income tax purposes. Consistent with its investment objective and policies, a Fund may invest in common units or other securities of such MLP LLCs. MLP LLC common units represent an equity ownership interest in an MLP LLC, entitling the holders to a share of the MLP LLC’s success through distributions and/or capital appreciation. Similar to MLPs, MLP LLCs typically do not pay federal income tax at the entity level and are required by their operating agreements to distribute a large percentage of their current operating earnings. MLP LLC common unitholders generally have first right to an MQD prior to distributions to subordinated unitholders and typically have arrearage rights if the MQD is not met. In the event of liquidation, MLP LLC common unitholders have first right to the MLP LLC’s remaining assets after bondholders, other debt holders and preferred unitholders, if any, have been paid in full. MLP LLC common units trade on a national securities exchange or OTC. In contrast to MLPs, MLP LLCs have no general partner and there are generally no incentives that entitle management or other unitholders to increased percentages of cash distributions as distributions reach higher target levels. In addition, MLP LLC common unitholders typically have voting rights with respect to the MLP LLC, whereas MLP common units have limited voting rights.
Investment in MLP C Corporations. The MLP Energy Infrastructure Fund may invest in MLPs taxed as C corporations. Such MLPs are obligated to pay federal income tax on their taxable income at the corporate tax rate and the amount of cash available for distribution by such MLPs would generally be reduced by any such tax. Additionally, distributions received by the Fund would be taxed under federal income tax laws applicable to corporate dividends (as dividend income, potentially subject to the corporate dividends received deduction, return of capital, or capital gain). Thus, investment in MLPs taxed as C corporations could result in a reduction of the value of your investment in the Fund and lower income, as compared to investments in MLPs that are classified as partnerships for tax purposes.
MLP Affiliates and I-Units
Other MLP Equity and Debt Securities. A Fund may invest in equity and debt securities issued by affiliates of MLPs, including the general partners or managing members of MLPs and companies that own MLP general partner interests and are energy companies. Such issuers may be organized and/or taxed as corporations and therefore may not offer the advantageous tax characteristics of MLP units. A Fund may purchase such other MLP equity securities through market transactions, but may also do so through direct placements.
I-Units. I-Units represent an indirect ownership interest in an MLP and are issued by an MLP affiliate. The MLP affiliate uses the proceeds from the sale of I-Units to purchase limited partnership interests in its affiliated MLP. Thus, I-Units represent an indirect interest in an MLP. I-Units have limited voting rights and are similar in that respect to MLP common units. I-Units differ from MLP common units primarily in that instead of receiving cash distributions, holders of I-Units will receive distributions of additional I-Units in an amount equal to the cash distributions received by common unit holders. I-Units are traded on the NYSE. Issuers of MLP I-Units are treated as corporations and not partnerships for tax purposes.
Mortgage Dollar Rolls
The Fund may enter into mortgage dollar rolls, in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar, but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. All cash proceeds will be invested in instruments that are permissible investments for the Fund.

For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently intend to enter into mortgage dollar rolls for financing and does not treat them as borrowings.
Mortgage dollar rolls involve certain risks including the following: if the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund’s right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted. Also, the instrument which the Fund is required to repurchase may be worth less than an instrument which the Fund originally held. Successful use of mortgage dollar rolls will depend upon the Investment Adviser's ability to manage the Fund’s interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed. The use of this technique may diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls.
Non-Diversified Status
The Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments. Because the Energy Infrastructure Fund and the Clean Energy Income Fund  are “non-diversified” under the Act, each Fund is subject only to certain federal tax diversification requirements. Pursuant to such requirements, each Fund must diversify its holdings so that, in general, at the close of each quarter of its taxable year, (a) at least 50% of the fair market value of each Fund’s total (gross) assets is comprised of cash, cash items, U.S. Government Securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of each Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of each Fund’s total (gross) assets is invested in the securities of any one issuer (other than U.S. Government Securities and securities of other regulated investment companies), two or more issuers controlled by each Fund and engaged in the same, similar or related trades or businesses, or certain publicly traded partnerships.
Because the MLP Energy Infrastructure Fund does not intend to be taxed as a regulated investment company under Subchapter M of the Code, the Fund will not be subject to the diversification requirements applicable to regulated investment companies.
Options on Securities and Securities Indices
Writing and Purchasing Call and Put Options on Securities and Securities Indices. The Fund may write (sell) call and put options on any securities in which it may invest or any securities index consisting of securities in which it may invest. The Fund may write such options on securities that are listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. A call option written by the Fund obligates that Fund to sell specified securities to the holder of the option at a specified price if the option is exercised on or before the expiration date. Depending upon the type of call option, the purchaser of a call option either (i) has the right to any appreciation in the value of the security over a fixed price (the “exercise price”) on a certain date in the future (the “expiration date”) or (ii) has the right to any appreciation in the value of the security over the exercise price at any time prior to the expiration of the option.
If the purchaser exercises the option, the Fund pays the purchaser the difference between the price of the security and the exercise price of the option. The premium, the exercise price and the market value of the security determine the gain or loss realized by the Fund as the seller of the call option. The Fund can also repurchase the call option prior to the expiration date, ending its obligation. In this case, the cost of entering into closing purchase transactions will determine the gain or loss realized by the Fund. The Fund’s purpose in writing call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the Fund may forego the opportunity to profit from an increase in the market price of the underlying security.
A put option written by the Fund obligates the Fund to purchase specified securities from the option holder at a specified price if, the option is exercised on or before the expiration date. The purpose of writing such options is to generate additional income for the Fund. However, in return for the option premium, the Fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase.

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.
The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as “closing purchase transactions.”
The Fund may also purchase put and call options on any securities in which it may invest or any securities index comprised of securities in which it may invest. The Fund may also enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.
The Fund may purchase call options in anticipation of an increase, or put options in anticipation of a decrease, in the market value of securities or other instruments of the type in which it may invest (“protective puts”). The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or other instruments at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.
The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities or other instruments at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund’s securities or other instruments. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities or other instruments which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities or other instruments decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the underlying portfolio securities or other instruments.
The Fund would purchase put and call options on securities indices for the same purposes as it would purchase options on individual securities. For a description of options on securities indices, see “Writing and Purchasing Call and Put Options on Securities and Securities Indices” above.
Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to options it has written, the Fund will not be able to sell the underlying securities or dispose of the assets identified on its books to cover the position until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.
Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
There can be no assurance that higher trading activity, order flow or other unforeseen events will not, at times, render certain of the facilities of the Options Clearing Corporation or various exchanges inadequate. Such events have, in the past, resulted in the institution by an exchange of special procedures, such as trading rotations, restrictions on certain types of order or trading halts or suspensions with respect to one or more options. These special procedures may limit liquidity.
The Fund may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.
Transactions by the Fund in options will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facility or are held in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.
The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities markets. If the Investment Adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities or securities indices on which options are written and purchased and the securities in the Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The writing of options could increase the Fund’s portfolio turnover rate and, therefore, associated brokerage commissions or spreads.
Pooled Investment Vehicles
The Fund may invest in securities of pooled investment vehicles, including other investment companies and exchange-traded funds ("ETFs"). The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by pooled investment vehicles in which it invests, in addition to the management fees (and other expenses) of the Fund. The Fund’s investments in pooled investment vehicles are subject to statutory limitations prescribed by the Act, including in certain circumstances a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of its total assets in the securities of all investment companies.
Subject to applicable law and/or pursuant to an exemptive rule adopted by the SEC or an exemptive order obtained from the SEC, the Fund may invest in other investment companies, including ETFs and money market funds, beyond the statutory limits described above or otherwise provided that certain conditions are met. Some of those other investment companies may be funds for which the Investment Adviser, or any of its affiliates, serves as investment adviser, administrator and/or distributor. Although each Fund does not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment policies and fundamental restrictions as the Fund. Additionally, if the Fund serves as an “acquired fund” of another Goldman Sachs Fund or unaffiliated investment company, the Fund’s ability to invest in other investment companies and private funds may be limited and, under these circumstances, the Fund’s investments in other investment companies and private funds will be consistent with applicable law and/or exemptive rules adopted by or exemptive orders obtained from the SEC. For example, to the extent the Fund serves as an acquired fund in a fund of funds arrangement in reliance on Rule 12d1-4 under the Act, the Fund would be prohibited from purchasing or otherwise acquiring the securities of an investment company or private fund if, after such purchase or acquisition, the aggregate value of the Fund’s investments in such investment companies and private funds would exceed 10% of the value of the Fund’s total assets, subject to limited exceptions (including for investments in money market funds).

ETFs are shares of pooled investment vehicles issuing shares which are traded like traditional equity securities on a stock exchange. An ETF generally represents a portfolio of securities or other assets, which is often designed to track a particular market segment or index. An investment in an ETF, like one in any pooled investment vehicle, carries risks of its underlying securities or other assets. An ETF may fail to accurately track the returns of the market segment or index that it is designed to track, and the price of an ETF’s shares may fluctuate or lose money. In addition, because they, unlike other pooled investment vehicles, are traded on an exchange, ETFs are subject to the following risks: (i) the market price of the ETF’s shares may trade at a premium or discount to the ETF’s NAV; (ii) an active trading market for an ETF may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of the ETF will continue to be met or remain unchanged. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the Fund’s shares could also be substantially and adversely affected.
Portfolio Turnover
The Fund may engage in active short-term trading to benefit from price disparities among different issues of securities or among the markets for equity securities, or for other reasons. As a result of active management, it is anticipated that the portfolio turnover rate may vary greatly from year to year as well as within a particular year, and may be affected by changes in the holdings of specific issuers, changes in country and currency weightings and cash requirements for redemption of shares. High portfolio turnover may result in the MLP Energy Infrastructure Fund’s and Clean Energy Income Fund’s recognition of gains (losses) that will increase (decrease) the Fund’s tax liability and thereby impact the amount of the Fund’s after-tax distributions. In addition, high portfolio turnover may increase a Fund’s current and accumulated earnings and profits, resulting in a greater portion of the Fund’s distributions being treated as taxable dividends for federal income tax purposes. A Fund is not restricted by policy with regard to portfolio turnover and will make changes in its investment portfolio from time to time as business and economic conditions as well as market prices may dictate.
Preferred Stock, Warrants and Stock Purchase Rights
Each Fund  may invest in preferred stock, warrants and stock purchase rights (“rights”) (in addition to those acquired in units or attached to other securities). Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock. Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer’s board of directors or increase their existing board representation. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default.
Warrants and other rights are options that entitle the holder to buy equity securities at a specific price for a specific period of time. holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.
Private Investment in Public Equities (“PIPEs”)
The Investment Adviser may elect to invest in PIPEs and other unregistered or otherwise restricted securities issued by public MLPs and similar entities, including unregistered MLP preferred units. The Investment Adviser expects most such private securities to be liquid within six to nine months of funding, but may also invest in other private securities with significantly longer or shorter restricted periods. PIPEs involve the direct placement of equity securities to a purchaser such as a Fund. Equity issued in this manner is often unregistered and therefore less liquid than equity issued through a public offering. Such private equity offerings provide issuers greater flexibility in structure and timing as compared to public offerings. The following highlights some of the reasons MLPs choose to issue equity through private placements:

Effective Acquisition Funding Vehicle. MLPs typically distribute all of their available cash at the end of each quarter, and therefore generally finance acquisitions through the issuance of additional equity and debt securities. PIPEs allow MLPs to structure the equity funding to close concurrently with an acquisition, thereby eliminating or reducing the equity funding risk. This avoids equity overhang issues (discussed below) and can ease rating agency concerns over interim excessive leverage associated with an acquisition.
Eliminates or Reduces Equity Overhang Issues. Generally an MLP unit price declines when investors know the MLP will be issuing public equity in the near term. An example of this is when an MLP closes a sizeable acquisition funded under its credit facility or with another form of debt financing. In this situation, equity investors will typically wait for the public offering to provide additional liquidity, and therefore the demand for units is reduced, and the unit price falls. Issuing units through a PIPE in conjunction with the acquisition eliminates this equity overhang.
Broadens Investor Base. Public equity offerings for MLPs are typically allocated primarily to retail investors. Private placements allow issuers to access new pools of equity capital. In addition, institutional investors, such as a Fund, that participate in PIPEs are potential investors for future equity financings.
Greater Structural Flexibility. Certain acquisitions and organic development projects require a more structured form of equity. For example, organic projects that require significant capital expenditures that do not generate near-term cash flow may require a class of equity that does not pay a distribution for a certain period. The public equity market is generally not an efficient venue to raise this type of specialized equity. Given the significant number of organic projects that have been announced by MLPs, the private placement of PIPEs are believed by the Investment Adviser to be likely to remain an important funding component in the MLP sector.
Avoided Cost and Uncertainty of Public Equity Issuance. Some issuers prefer the certainty of a private placement at a specified fixed discount, compared to the uncertainty of a public offering. The underwriting costs of a public equity issuance in the MLP space can significantly reduce gross equity proceeds, and the unit price of the issuance can decline during the marketing of a public deal, resulting in increased cost to an issuer. The cost of a PIPE can be competitive with that of a public issuance while providing greater certainty of funding.
More Expedient Process with Limited Marketing Requirements. Unlike public equity offerings, private placements are typically more time efficient for management teams, with negotiations, due diligence and marketing required only for a small targeted group of sophisticated institutional investors.
Monetizations. Financial sponsors, founding partners and/or parent companies typically own significant stakes in MLPs in the form of subordinated units. As these units are not registered, monetization alternatives are limited. PIPEs provide liquidity in these situations.
Many MLPs rely on the private placement market as a source of equity capital. Given the limitations in raising equity from a predominantly retail investor base and the tax and administrative constraints to significant institutional participation, PIPEs have been a popular financing alternative with many MLPs.
Real Estate Investment Trusts
The Fund may invest in shares of real estate investment trusts (“REITs”). REITs are pooled investment vehicles which invest primarily in real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. The Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Fund.
Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects.

REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Act. REITs (especially mortgage REITs) are also subject to interest rate risks.
Repurchase Agreements
The Fund may enter into repurchase agreements with eligible counterparties which furnish collateral at least equal in value or market price to the amount of its repurchase obligations. The collateral may consist of security (government or corporate) of any or no credit rating. Repurchase agreements involving obligations other than U.S. Government Securities may be subject to special risks and may not have the benefit for certain protections in the event of the counterparty’s insolvency. A repurchase agreement is an arrangement under which the Fund purchases securities and the seller agrees to repurchase the securities within a particular time and at a specified price. Custody of the securities is maintained by the Fund’s custodian (or subcustodian). The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the security subject to the repurchase agreement.
For purposes of the Act and generally for tax purposes, a repurchase agreement is deemed to be a loan from the Fund to the seller of the security. For other purposes, it is not always clear whether a court would consider the security purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in value of the security. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and interest involved in the transaction.
Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. Certain repurchase agreements which provide for settlement in more than seven days can be liquidated before the nominal fixed term on seven days or less notice.
The Fund, together with other registered investment companies having management agreements with the Investment Adviser or its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.
Restricted Securities
The Fund may purchase securities and other financial instruments that are not registered or that are offered in an exempt non-public offering (“Restricted Securities”) under the 1933 Act, including securities eligible for resale to “qualified institutional buyers” pursuant to Rule 144A under the 1933 Act. The purchase price and subsequent valuation of Restricted Securities may reflect a discount from the price at which such securities trade when they are not restricted, because the restriction makes them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the Restricted Securities and prevailing supply and demand conditions. These and other factors discussed in the section above, titled “Illiquid Investments,” may impact the liquidity of investments in Restricted Securities.
Risks of Qualified Financial Contracts
Regulations adopted by federal banking regulators under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd- Frank”), which took effect throughout 2019, require that certain qualified financial contracts (“QFCs”) with counterparties that are part of U.S. or foreign global systemically important banking organizations be amended to include contractual restrictions on close-out and cross-default rights. QFCs include, but are not limited to, securities contracts, commodities contracts, forward contracts, repurchase agreements, securities lending agreements and swaps agreements, as well as related master agreements, security agreements, credit enhancements, and reimbursement obligations. If a covered counterparty of the Fund or certain of the covered counterparty’s affiliates were to become subject to certain insolvency proceedings, the Fund may be temporarily unable to exercise certain default rights, and the QFC may be transferred to another entity. These requirements may impact the Fund’s credit and counterparty risks.
Short Sales Against the Box
The Fund may engage in short sales against the box. In a short sale, the seller sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. While a short sale is made by selling a security the seller does not own, a short sale is “against the box” to the extent that the seller contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. It may be entered into by the Fund, for example, to lock in a sales price for a security the Fund does not wish to sell immediately. If the Fund sells securities short against the box, it may protect itself from loss if the price of the securities declines in the future, but will lose the opportunity to profit on such securities if the price rises.
If the Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Fund may effect short sales.
Special Purpose Acquisition Companies
The Fund may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. A SPAC is typically a publicly traded company that raises funds through an initial public offering (“IPO”) for the purpose of acquiring or merging with another company to be identified subsequent to the SPAC’s IPO. The securities of a SPAC are often issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. Unless and until a transaction is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market funds and similar investments. If an acquisition or merger that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the SPAC’s shareholders (unless such shareholders approve alternative arrangements), less certain permitted expenses, and any rights or warrants issued by the SPAC will expire worthless.
Because SPACs and similar entities are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. An investment in a SPAC is subject to a variety of risks, including that (i) a portion of the monies raised by the SPAC for the purpose of effecting an acquisition or merger may be expended prior to the transaction for payment of taxes and other expenses; (ii) prior to any acquisition or merger, a SPAC’s assets are typically invested in U.S. government securities, money market funds and similar investments whose returns or yields may be significantly lower than those of the Fund’s other investments; (iii) the Fund generally will not receive significant income from its investments in SPACs (both prior to and after any acquisition or merger) and, therefore, the Fund’s investments in SPACs will not significantly contribute to the Fund’s distributions to shareholders; (iv) attractive acquisition or merger targets may become scarce if the number of SPACs seeking to acquire operating businesses increases; (v) an attractive acquisition or merger target may not be identified at all, in which case the SPAC will be required to return any remaining monies to shareholders; (vi) if an acquisition or merger target is identified, the Fund may elect not to participate in, or vote to approve, the proposed transaction or the Fund may be required to divest its interests in the SPAC, due to regulatory or other considerations, in which case the Fund may not reap any resulting benefits; (vii) the warrants or other rights with respect to the SPAC held by the Fund may expire worthless or may be redeemed by the SPAC at an unfavorable price; (viii) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders and/or antitrust and securities regulators; (ix) under any circumstances in which the Fund receives a refund of all or a portion of its original investment (which typically represents a pro rata share of the proceeds of the SPAC’s assets, less any applicable taxes), the returns on that investment may be negligible, and the Fund may be subject to opportunity costs to the extent that alternative investments would have produced higher returns; (x) to the extent an acquisition or merger is announced or completed, shareholders who redeem their shares prior to that time may not reap any resulting benefits; (xi) the Fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; (xii) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (xiii) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (xiv) only a thinly traded market for shares of or interests in a SPAC may develop, or there may be no market at all, leaving the Fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the Fund believes is the SPAC interest’s intrinsic value; and (xv) the values of investments in SPACs may be highly volatile and may depreciate significantly over time.
In addition, from time to time, the Fund may serve as an “anchor” investor by purchasing a significant portion of the units offered in a SPAC’s IPO. The Fund may also purchase private warrants from a SPAC and/or enter into a forward purchase agreement or similar arrangement through which the Fund makes a non-binding commitment to purchase additional units of the SPAC in the future. In exchange, the Fund receives certain private rights and other interests issued by a SPAC (commonly referred to as “founder shares”). Founder shares are generally subject to all of the risks described above (including the risk that the founder shares will expire worthless to the extent an acquisition or merger is not completed). Founder shares are also subject to restrictions on transferability, which significantly reduces their liquidity. In addition, the Fund may be required to forfeit all or a portion of any founder shares it holds, including, for example, (i) if the Fund does not purchase additional units of the SPAC pursuant to the terms of any forward purchase agreement it enters into, (ii) if the Fund sells shares that it purchased in the IPO prior to the SPAC effecting a merger or acquisition or (iii) if the SPAC’s sponsor forfeits its founders shares to effect a merger or acquisition.
Temporary Investments
Each Fund  may, for temporary defensive purposes, invest up to 100% of its total assets in: U.S. Government Securities; commercial paper rated at least A-2 by S&P Global Ratings, P-2 by Moody’s or having a comparable credit rating by another nationally recognized statistical rating organization (“NRSRO”) (or if unrated, determined by the Investment Adviser to be of comparable credit quality); certificates of deposit; bankers’ acceptances; repurchase agreements; non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year; ETFs and other investment companies; and cash items.
When the Fund's assets are invested in such instruments, the Fund may not be achieving its investment objective.
U.S. Government Securities
The Fund may invest in U.S. Government Securities, which are obligations issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises. Some U.S. Government Securities (such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance) are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises, are supported either by (i) the right of the issuer to borrow from the U.S. Treasury, (ii) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer or (iii) the credit of the issuer. The U.S. Government is under no legal obligation, in general, to purchase the obligations of its agencies, instrumentalities or sponsored enterprises. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, instrumentalities or sponsored enterprises in the future, and the U.S. Government may be unable to pay debts when due.
U.S. Government Securities include (to the extent consistent with the Act) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, or its agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may also include (to the extent consistent with the Act) participations in loans made to foreign governments or their agencies that are guaranteed as to principal and interest by the U.S. Government or its agencies, instrumentalities or sponsored enterprises. The secondary market for certain of these participations is extremely limited. These and other factors discussed in the section above, titled “Illiquid Investments,” may impact the liquidity of the investments in these participations.

The Fund may also purchase U.S. Government Securities in private placements and may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury that are traded independently under the separate trading of registered interest and principal of securities program (“STRIPS”). The Fund may also invest in zero coupon U.S. Treasury securities and in zero coupon securities issued by financial institutions which represent a proportionate interest in underlying U.S. Treasury securities.
The high and rising national debt may adversely impact the U.S. economy and securities in which the Funds may invest. Moreover, the total amount of debt the Treasury is authorized to incur is subject to a statutory limit. Once the Treasury reaches the debt limit, Congress must raise, extend or otherwise modify the limit to enable the Treasury to incur additional debt to pay the obligations of the U.S. government, including principal and interest payments on certain U.S. Government Securities (such as Treasury bills, notes and bonds). Failure to, or potential failure to, increase the statutory debt limit could: increase the risk that the U.S. government defaults on payments on certain U.S. Government Securities; cause the credit rating of the U.S. government to be downgraded or increase volatility in both stock and bond markets; result in higher debt servicing payments by the U.S. government; reduce prices of Treasury securities; and/or increase the costs of certain kinds of debt.
Variable and Floating Rate Securities
The interest rates payable on certain debt securities in which the Fund may invest are not fixed and may fluctuate based upon changes in market rates. Variable and floating rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily, monthly, quarterly, or semi-annually) in response to changes in the market rate of interest on which the interest rate is based. Moreover, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels, but they may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline.
When-Issued Securities and Forward Commitments
The Fund  may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis beyond the customary settlement time. These transactions involve a commitment by the Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. In addition, rules of the Financial Industry Regulatory Authority (“FINRA”) include mandatory margin requirements that require the Fund to post collateral in connection with its To Be Announced ("TBA") transactions. There is no similar requirement applicable to the Fund’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Fund and impose added operational complexity. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. The Fund will generally purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or negotiate a commitment after entering into it. The Fund may also sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize capital gains or losses in connection with these transactions. For purposes of determining the Fund’s duration, the maturity of when-issued or forward commitment securities will be calculated from the commitment date. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.
Special Note Regarding Regulatory Changes and Other Market Events
Federal, state, and foreign governments, regulatory agencies, and self-regulatory organizations may take actions that affect the regulation of a Fund or the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Future legislation or regulation or other governmental actions could limit or preclude a Fund’s ability to achieve its investment objective or otherwise adversely impact an investment in a Fund. Furthermore, worsened market conditions, including as a result of U.S. government shutdowns or the perceived creditworthiness of the United States, could have a negative impact on securities markets.
A Fund’s investments, payment obligations and financing terms may be based on floating rates, such as the Euro Interbank Offered Rate (“EURIBOR”), , and other similar types of reference rates (each, a “Reference Rate”). All settings of LIBOR have ceased to be published and the Fund has transitioned to successor or alternative reference rates as necessary. The termination of LIBOR and any additional regulatory or market changes may have an adverse impact on a Fund’s investments, performance or financial condition.
To identify a successor rate for US dollar LIBOR, the Alternative Reference Rates Committee (“ARRC”), a U.S.-based group convened by the Federal Reserve Board and the Federal Reserve Bank of New York, was formed. The ARRC has identified SOFR as its preferred alternative rate for LIBOR. SOFR is a measure of the cost of borrowing cash overnight, collateralized by the U.S. Treasury securities, and is based on directly observable U.S. Treasury-backed repurchase transactions. On July 29, 2021, the ARRC also formally recommended the use of forward-looking Term SOFR rates published by CME Group Benchmark Administration Limited (“CBA”). It is expected that a substantial portion of future floating rate investments will be linked to SOFR, Term SOFR or another rate determined using SOFR. At this time, it is not possible to predict the effect of the transition to any of these reference rates.
Regulators and market participants have worked to identify or develop successor Reference Rates (e.g., SOFR, Term SOFR and other such rates) and spreads (if any) to be utilized in existing contracts or instruments as part of the transition away from LIBOR. Spreads (if any) to be utilized in existing contracts or instruments may be amended through market-wide protocols, fallback contractual provisions, bespoke negotiations, amendments, statutory replacement mechanisms or otherwise. Nonetheless, the termination of certain Reference Rates presents risks to the Fund. It is not possible to exhaustively identify or predict the effect of any such changes, any establishment of alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the United Kingdom, the United States or elsewhere. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades, adversely impacting a Fund’s overall financial condition or results of operations. The impact of any successor or substitute Reference Rate, if any, will vary on an investment-by-investment basis, and any differences may be material and/or create material economic mismatches, especially if investments are used for hedging or similar purposes. In addition, although certain Fund investments may provide for a successor or substitute Reference Rate (or terms governing how to determine a successor or substitute Reference Rate) if the Reference Rate becomes unavailable, certain Fund investments may not provide such a successor or substitute Reference Rate (or terms governing how to determine a successor or substitute Reference Rate). Accordingly, there may be disputes as to: (i) any successor or substitute Reference Rate; or (ii) the enforceability of any Fund investment that does not provide such a successor or substitute Reference Rate (or terms governing how to determine a successor or substitute Reference Rate). The Investment Adviser, Goldman Sachs and/or their affiliates may have discretion to determine a successor or substitute Reference Rate, including any price or other adjustments to account for differences between the successor or substitute Reference Rate and the previous rate. The successor or substitute Reference Rate and any adjustments selected may negatively impact a Fund’s investments, performance or financial condition, including in ways unforeseen by the Investment Adviser, Goldman Sachs and/or their affiliates. In addition, any successor or substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect a Fund’s performance and/or NAV, and may expose a Fund to additional tax, accounting and regulatory risks.
In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed income markets, and an unusually high degree of volatility, both domestically and internationally. While entire markets were impacted, issuers that had exposure to the real estate, mortgage and credit markets were particularly affected. The instability in the financial markets led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and certain segments of the financial markets. For example, the Dodd-Frank Act, which was enacted in 2010, provides for broad regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies and mortgage lending.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such ownership or disposition may have positive or negative effects on the liquidity, valuation and performance of the Funds' portfolio holdings.
In addition, global economies and financial markets are becoming increasingly interconnected, and political, economic and other conditions and events (including, but not limited to, natural disasters, pandemics, epidemics, and social unrest) in one country, region, or financial market may adversely impact issuers in a different country, region or financial market. Furthermore, the occurrence of, among other events, natural or man-made disasters, severe weather or geological events, fires, floods, earthquakes, outbreaks of disease (such as COVID-19, avian influenza or H1N1/09), epidemics, pandemics, malicious acts, cyber-attacks, terrorist acts or the occurrence of climate change, may also adversely impact the performance of a Fund. Such events may result in, among other things, closing borders, exchange closures, health screenings, healthcare service delays, quarantines, cancellations, supply chain disruptions, lower consumer demand, market volatility and general uncertainty. In addition, international trade tensions may give rise to concerns about economic and geopolitical stability and have had and likely will continue to have an adverse impact on global economic conditions. Trade disputes between the United States and other countries may be an ongoing source of instability, potentially resulting in significant currency fluctuations, or have other adverse effects on international markets, international trade agreements, or other existing cross-border cooperation arrangements. Tariffs, trade restrictions, economic sanctions, export controls, or retaliatory measures, or the threat or potential of one or more such events and developments, may result in material adverse effects on the global economy and the Fund. Such events could adversely impact issuers, markets and economies over the short- and long-term, including in ways that cannot necessarily be foreseen. A Fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. Moreover, such negative political and economic conditions and events could disrupt the processes necessary for a Fund’s operations. See “Special Note Regarding Operational, Cyber Security and Litigation Risks” for additional information on operational risks.
U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Funds and issuers in which they invest. For example, if a bank in which a Fund or issuer has an account fails, any cash or other assets in bank accounts may be temporarily inaccessible or permanently lost by the Fund, or issuer.  If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer fails, the issuer could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms. Even if banks used by issuers in which the Funds invest remain solvent, continued volatility in the banking sector could cause or intensify an economic recession, increase the costs of banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained.  Conditions in the banking sector are evolving, and the scope of any potential impacts to the Funds and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain.  Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking industry or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Funds and issuers in which they invest.
Pursuant to regulatory changes effective May 28, 2024, many U.S. securities transitioned to a “T+1” (trade date plus one day) settlement cycle. Securities trading in many non-U.S. markets (among other securities) are not impacted by these regulatory changes and typically have longer settlement cycles. As a result, there can be potential operational, settlement and other risks for a Fund with a significant portion of its assets invested in securities not subject to T+1 settlement. These risks include, but are not limited to, the need to maintain more cash and liquid securities (thereby creating cash drag on the portfolio) and a potential increase in custodial overdraft charges, in each case to facilitate settlement of Fund share redemptions on a T+1 basis.
Special Note Regarding Operational, Cyber Security and Litigation Risks
An investment in a Fund may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. The use of certain investment strategies that involve manual or additional processing, such as over-the-counter derivatives, increases these risks. Although the Funds attempt to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect a Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. A Fund and its shareholders could be negatively impacted as a result.
Each Fund is also susceptible to operational and information security risks resulting from cyber-attacks. In general, cyber-attacks result from deliberate attacks, but other events may have effects similar to those caused by cyber-attacks. Cyber-attacks include, among others, stealing or corrupting confidential information and other data that is maintained online or digitally for financial gain, denial-of-service attacks on websites causing operational disruption, and the unauthorized release of confidential information and other data. Cyber-attacks affecting a Fund or its Investment Adviser, sub-adviser, custodian, Transfer Agent, intermediary or other third-party service provider may adversely impact the Fund and its shareholders. These cyber-attacks have the ability to cause significant disruptions and impact business operations; to result in financial losses; to prevent shareholders from transacting business; to interfere with the Funds' calculation of NAV and to lead to violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs. Similar to operational risk in general, the Funds and their service providers, including GSAM, have instituted risk management systems designed to minimize the risks associated with cyber security. However, there is a risk that these systems will not succeed (or that any remediation efforts will not be successful), especially because the Funds do not directly control the risk management systems of the service providers to the Funds, their trading counterparties or the issuers in which a Fund may invest. Moreover, there is a risk that cyber-attacks will not be detected.
The Funds may be subject to third-party litigation, which could give rise to legal liability. These matters involving the Funds may arise from their activities and investments and could have a materially adverse effect on the Funds, including the expense of defending against claims and paying any amounts pursuant to settlements or judgments. There can be no guarantee that these matters will not arise in the normal course of business. If the Funds were to be found liable in any suit or proceeding, any associated damages and/or penalties could have a materially adverse effect on the Funds' finances, in addition to being materially damaging to their reputation.

INVESTMENT RESTRICTIONS
The investment restrictions set forth below have been adopted by the Trust as fundamental policies that cannot be changed with respect to a Fund without the affirmative vote of the holders of a majority of the outstanding voting securities (as defined in the Act) of the affected Fund. The investment objective of each Fund and all other investment policies or practices of each Fund are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. For purposes of the Act, a “majority” of the outstanding voting securities means the lesser of (i) 67% or more of the shares of the Trust or a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or a Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Trust or a Fund.
For purposes of the following limitations (except for the asset coverage requirement with respect to borrowings, which is subject to different requirements under the Act), any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund. In applying each Fund’s respective fundamental investment restriction number (1) below to derivative transactions or instruments, including, without limitation, futures, swaps, forwards, options and structured notes, each Fund will look to the industry of the reference asset(s) and not to the counterparty or issuer. With respect to the MLP Energy Infrastructure Fund’s fundamental investment restriction number (2) below, asset coverage of at least 300% (as defined in the Act), inclusive of any amounts borrowed, must be maintained at all times. With respect to the Energy Infrastructure Fund’s and Clean Energy Income Fund’s fundamental investment restriction number (2) below, in the event that asset coverage (as defined in the Act) at any time falls below 300%, the Energy Infrastructure Fund and/or the Clean Energy Income Fund, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, will reduce the amount of its borrowings to the extent required so that the asset coverage of such borrowings will be at least 300%.
Fundamental Investment Restrictions
MLP Energy Infrastructure Fund
As a matter of fundamental policy, the MLP Energy Infrastructure Fund may not:
(1) Invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. government or any of its agencies or instrumentalities); except that the Fund will invest more than 25% of its total assets in companies conducting their principal business in industries within the energy sector.
(2) Borrow money, except (a) the Fund, to the extent permitted by applicable law, may borrow from banks (as defined in the Act), other affiliated investment companies and other persons or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the Fund may purchase securities on margin to the extent permitted by applicable law and (e) the Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings.
The following interpretation applies to, but is not part of, this fundamental policy: In determining whether a particular investment in portfolio instruments or participation in portfolio transactions is subject to this borrowing policy, the accounting treatment of such instrument or participation shall be considered, but shall not by itself be determinative. Whether a particular instrument or transaction constitutes a borrowing shall be determined by the Board, after consideration of all of the relevant circumstances.
(3) Make loans, except through (a) the purchase of debt obligations in accordance with the Fund’s investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, (c) loans of securities as permitted by applicable law, and (d) loans to affiliates of the Fund to the extent permitted by law.
(4) Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting.

(5) Purchase, hold or deal in real estate, although the Fund may purchase and sell securities or investments that are secured by real estate or interests therein or that reflect the return of an index of real estate values, securities of real estate investment trusts and mortgage-related securities, and may hold and sell real estate acquired by the Fund as a result of the ownership of securities.
(6) Invest in physical commodities, except that the Fund may invest in currency and financial instruments and contracts in accordance with its investment objective and policies, including, without limitation, structured notes, futures contracts, swaps, options on commodities, currencies, swaps and futures, ETFs, investment pools and other instruments, regardless of whether such instrument is considered to be a commodity.
(7) Issue senior securities to the extent such issuance would violate applicable law.
The Fund may, notwithstanding any other fundamental investment restriction or policy, invest some or all of its assets in a single open-end investment company or series thereof with substantially the same fundamental investment objective, restrictions and policies as the Fund.
Energy Infrastructure Fund
As a matter of fundamental policy, the Energy Infrastructure Fund may not:
(1) Invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry; except that the Fund will invest more than 25% of its total assets in companies conducting their principal business in industries within the energy sector (for the purposes of this restriction, the U.S. Government, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries);
(2) Borrow money, except as permitted by the Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction.
The following interpretation applies to, but is not part of, this fundamental policy: In determining whether a particular investment in portfolio instruments or participation in portfolio transactions is subject to this borrowing policy, the accounting treatment of such instrument or participation shall be considered, but shall not by itself be determinative. Whether a particular instrument or transaction constitutes a borrowing shall be determined by the Board, after consideration of all of the relevant circumstances;
(3) Make loans, except through (a) the purchase of debt obligations, loan interests and other interests or obligations in accordance with the Fund’s investment objective and policies; (b) repurchase agreements with banks, brokers, dealers and other financial institutions; (c) loans of securities as permitted by applicable law or pursuant to an exemptive order granted under the Act; and (d) loans to affiliates of the Fund to the extent permitted by law;
(4) Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting;
(5) Purchase, hold or deal in real estate, although the Fund may purchase and sell securities that are secured by real estate or interests therein or that reflect the return of an index of real estate values, securities of issuers which invest or deal in real estate, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate it has acquired as a result of the ownership of securities;
(6) Invest in physical commodities, except that the Fund may invest in currency and financial instruments and contracts in accordance with its investment objective and policies, including, without limitation, structured notes, futures contracts, swaps, options on commodities, currencies, swaps and futures, ETFs, investment pools and other instruments, regardless of whether such instrument is considered to be a commodity; and
(7) Issue senior securities to the extent such issuance would violate applicable law.

The Fund may, notwithstanding any other fundamental investment restriction or policy, invest some or all of its assets in a single open-end investment company or series thereof with substantially the same fundamental investment restrictions and policies as the Fund.
For purposes of the Fund’s industry concentration policy, the Investment Adviser may analyze the characteristics of a particular issuer and instrument and may assign an industry classification consistent with those characteristics. The Investment Adviser may, but need not, consider industry classifications provided by third parties, and the classifications applied to Fund investments will be informed by applicable law.
Clean Energy Income Fund
As a matter of fundamental policy, the Clean Energy Income Fund may not:
(1) Invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry, except that the Fund will invest more than 25% of its total assets in companies conducting their principal business in the clean energy group of industries (for the purposes of this restriction, the U.S. Government, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries);
(2) Borrow money, except as permitted by the Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction.
The following interpretation applies to, but is not part of, this fundamental policy: In determining whether a particular investment in portfolio instruments or participation in portfolio transactions is subject to this borrowing policy, the accounting treatment of such instrument or participation shall be considered, but shall not by itself be determinative. Whether a particular instrument or transaction constitutes a borrowing shall be determined by the Board, after consideration of all of the relevant circumstances;
(3) Make loans, except through (a) the purchase of debt obligations, loan interests and other interests or obligations in accordance with the Fund’s investment objective and policies; (b) repurchase agreements with banks, brokers, dealers and other financial institutions; (c) loans of securities as permitted by applicable law or pursuant to an exemptive order granted under the Act; and (d) loans to affiliates of the Fund to the extent permitted by law;
(4) Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting;
(5) Purchase, hold or deal in real estate, although the Fund may purchase and sell securities that are secured by real estate or interests therein or that reflect the return of an index of real estate values, securities of issuers which invest or deal in real estate, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate it has acquired as a result of the ownership of securities;
(6) Invest in physical commodities, except that the Fund may invest in currency and financial instruments and contracts in accordance with its investment objective and policies, including, without limitation, structured notes, futures contracts, swaps, options on commodities, currencies, swaps and futures, ETFs, investment pools and other instruments, regardless of whether such instrument is considered to be a commodity; and
(7) Issue senior securities to the extent such issuance would violate applicable law.
The Fund may, notwithstanding any other fundamental investment restriction or policy, invest some or all of its assets in a single open-end investment company or series thereof with substantially the same fundamental investment restrictions and policies as the Fund.
For purposes of the Fund’s industry concentration policy, the Investment Adviser may analyze the characteristics of a particular issuer and instrument and may assign an industry classification consistent with those characteristics. The Investment Adviser may, but need not, consider industry classifications provided by third parties, and the classifications applied to Fund investments will be informed by applicable law.

TRUSTEES AND OFFICERS
The Trust’s Leadership Structure
The business and affairs of the Funds are managed under the direction of the Board of Trustees (the “Board”), subject to the laws of the State of Delaware and the Trust’s Declaration of Trust. The Trustees are responsible for deciding matters of overall policy and reviewing the actions of the Trust’s service providers. The officers of the Trust conduct and supervise the Funds' daily business operations. Trustees who are not deemed to be “interested persons” of the Trust as defined in the Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Board is currently composed of twelve Independent Trustees and one Interested Trustee. The Board has selected an Independent Trustee to act as Chair, whose duties include presiding at meetings of the Board and its Committees, except as otherwise specified in the applicable Committee charter documents, and acting as a focal point to address significant issues that may arise between regularly scheduled Board and Committee meetings. In the performance of the Chair’s duties, the Chair will consult with the other Independent Trustees and the Funds' officers and legal counsel, as appropriate. The Chair may perform other functions as requested by the Board from time to time.
The Board meets as often as necessary to discharge its responsibilities. Currently, the Board conducts regular meetings at least six times a year, and holds special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting. In addition, the Independent Trustees meet at least annually to review, among other things, investment management agreements, distribution (Rule 12b-1) and/or service plans and related agreements, transfer agency agreements and certain other agreements providing for the compensation of Goldman Sachs and/or its affiliates by the Funds, and to consider such other matters as they deem appropriate.
The Board has established four standing committees — Audit, Governance and Nominating, Compliance and Risk Oversight, and Contract Review Committees. The Board may establish other committees, or nominate one or more Trustees to examine particular issues related to the Board’s oversight responsibilities, from time to time. Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board. For more information on the Committees, see the section “Standing Board Committees,” below.
The Trustees have determined that the Trust’s leadership structure is appropriate because it allows the Trustees to effectively perform their oversight responsibilities.
Trustees of the Trust
Information pertaining to the Trustees of the Trust as of March 30, 2025 is set forth below.

Independent Trustees
Name, Address and Age[1]	Position(s) Held with the Fund	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Gregory G. Weaver Age: 73	Chair of the Board of Trustees	Since 2023 (Trustee since 2015)	Mr. Weaver is retired. Formerly, he was Director, Verizon Communications Inc. (2015–2024); Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001–2005 and 2012–2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006–2012). Chair of the Board of Trustees—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.	163	None
Cheryl K. Beebe Age: 69	Trustee	Since 2024
Ms. Beebe is retired. She is Director, Packaging
Corporation of America (2008–Present); Director, The
Mosaic Company (2019–Present); and was formerly
Director, HanesBrands Inc. (a multinational clothing
company) (2020–2023); Director, Convergys
Corporation (a global leader in customer experience
outsourcing) (2015–2018); and formerly held the
position of Executive Vice President, (2010–2014);
and Chief Financial Officer, Ingredion, Inc. (a leading
global ingredient solutions company) (2004–2014).

Trustee—Goldman Sachs Trust; Goldman Sachs
Variable Insurance Trust; Goldman Sachs Trust II;
Goldman Sachs ETF Trust; Goldman Sachs ETF Trust
II; and Goldman Sachs Real Estate Diversified
Income Fund.
				163	Packaging Corporation of America (producer of container board); The Mosaic Company (producer of phosphate and potash fertilizer)

Name, Address and Age[1]	Position(s) Held with the Fund	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Dwight L. Bush Age: 68	Trustee	Since 2020
The Honorable Dwight Bush is President and CEO of
D.L. Bush & Associates (a financial advisory and
private investment firm) (2002–2014 and
2017–Present); Director of MoneyLion, Inc. (an
operator of a data-driven, digital financial platform)
(2021–Present); and was formerly U.S. Ambassador to
the Kingdom of Morocco (2014–2017) and a Member
of the Board of Directors of Santander Bank, N.A.
(2018–2019). Previously, he served as an Advisory
Board Member of Goldman Sachs Trust and Goldman
Sachs Variable Insurance Trust (October
2019–January 2020).

Trustee—Goldman Sachs Trust; Goldman Sachs
Variable Insurance Trust; Goldman Sachs Trust II;
Goldman Sachs ETF Trust; Goldman Sachs ETF Trust
II; and Goldman Sachs Real Estate Diversified
Income Fund.
				163	MoneyLion, Inc. (an operator of a data-driven, digital financial platform)
Kathryn A. Cassidy Age: 71	Trustee	Since 2015	Ms. Cassidy is retired. She is Director, Vertical Aerospace Ltd. (an aerospace and technology company) (2021–Present). Formerly, Ms. Cassidy was Advisor to the Chairman (May 2014–December 2014); and Senior Vice President and Treasurer (2008–2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.	163	Vertical Aerospace Ltd. (an aerospace and technology company)
John G. Chou Age: 68	Trustee	Since 2022	Mr. Chou is retired. Formerly, he was Executive Vice President and Special Advisor to the Chairman and CEO (2021–2022); Executive Vice President and Chief Legal Officer (2019–2021); Executive Vice President and Chief Legal & Business Officer (2017–2019); and Executive Vice President and General Counsel (2011–2017) of Cencora, Inc. (a pharmaceutical and healthcare company). Trustee—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.	163	None

Name, Address and Age[1]	Position(s) Held with the Fund	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Joaquin Delgado Age: 65	Trustee	Since 2020
Dr. Delgado is retired. He is Director, Stepan
Company (a specialty chemical manufacturer)
(2011–Present); and was formerly Director,
Hexion Inc. (a specialty chemical manufacturer)
(2019–2022); Executive Vice President, Consumer
Business Group of 3M Company (July 2016–July
2019); and Executive Vice President, Health Care
Business Group of 3M Company (October 2012–July
2016). Previously, Dr. Delgado served as an Advisory
Board Member of Goldman Sachs Trust and Goldman
Sachs Variable Insurance Trust (October 2019–
January 2020).

Trustee—Goldman Sachs Trust; Goldman Sachs
Variable Insurance Trust; Goldman Sachs Trust II;
Goldman Sachs ETF Trust; Goldman Sachs ETF Trust
II; and Goldman Sachs Real Estate Diversified
Income Fund.
				163	Stepan Company (a specialty chemical manufacturer)
Eileen H. Dowling Age: 62	Trustee	Since 2021
Ms. Dowling is retired. Formerly, she was Senior
Advisor (April 2021–September 2021); and Managing
Director (2013–2021), BlackRock, Inc. (a financial
services firm). As Managing Director, she held senior
management positions, including Global Head of
Global Consultant Relations (2017–2021),
Multinational Corporations (2019–2021), the
Institutional Product Group (2015–2019) and
Institutional Marketing (2013–2016). Ms. Dowling
was a member of the Global Operating Committee and
Product Executive Committee of BlackRock.
Trustee—Goldman Sachs Trust; Goldman Sachs
Variable Insurance Trust; Goldman Sachs Trust II;
Goldman Sachs ETF Trust; Goldman Sachs ETF Trust
II; and Goldman Sachs Real Estate Diversified
Income Fund.
				163	None
Lawrence Hughes Age: 66	Trustee	Since 2024	Mr. Hughes is retired. Formerly, he held senior management positions with BNY Mellon Wealth Management, a division of The Bank of New York Mellon Corporation (a financial services company) (1991–2015), most recently as Chief Executive Officer (2010–2015). Previously, Mr. Hughes served as an Advisory Board Member of Goldman Sachs Trust II (February 2016–April 2016). Trustee—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.	163	None

Name, Address and Age[1]	Position(s) Held with the Fund	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
John F. Killian Age: 70	Trustee	Since 2024
Mr. Killian is retired. He is Director, Consolidated
Edison, Inc. (2007–Present); and was formerly
Director, Houghton Mifflin Harcourt Publishing
Company (2011–2022). Previously, he held senior
management positions with Verizon
Communications, Inc., including Executive Vice
President and Chief Financial Officer (2009–2010);
and President, Verizon Business, Verizon
Communications, Inc. (2005–2009).

Trustee—Goldman Sachs Trust; Goldman Sachs
Variable Insurance Trust; Goldman Sachs Trust II;
Goldman Sachs ETF Trust; Goldman Sachs ETF Trust
II; and Goldman Sachs Real Estate Diversified
Income Fund.
				163	Consolidated Edison, Inc. (a utility holding company)
Steven D. Krichmar Age: 66	Trustee	Since 2024
Mr. Krichmar is retired. Formerly, he held senior
management and governance positions with Putnam
Investments, LLC, a financial services company
(2001–2016). He was most recently Chief of
Operations and a member of the Operating Committee
of Putnam Investments, LLC and Principal Financial
Officer of The Putnam Funds. Previously, Mr.
Krichmar served as an Audit Partner with
PricewaterhouseCoopers LLP and its predecessor
company (1990–2001).

Trustee—Goldman Sachs Trust; Goldman Sachs
Variable Insurance Trust; Goldman Sachs Trust II;
Goldman Sachs ETF Trust; Goldman Sachs ETF Trust
II; and Goldman Sachs Real Estate Diversified
Income Fund.
				163	None

Name, Address and Age[1]	Position(s) Held with the Fund	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Michael Latham Age: 59	Trustee	Since 2024	Mr. Latham is retired. Formerly, he held senior management positions with the iShares exchange-traded fund business owned by BlackRock, Inc., including Chairman (2011–2014); Global Head (2010–2011); U.S. Head (2007–2010); and Chief Operating Officer (2003–2007). Trustee—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.	163	None
Lawrence W. Stranghoener Age: 70	Trustee	Since 2024
Mr. Stranghoener is retired. Formerly, he was
Chairman, Kennametal, Inc. (a global manufacturer
and distributor of tooling and industrial materials)
(2003–2024); Director, Aleris Corporation and Aleris
International, Inc. (a producer of aluminum rolled
products) (2011–2020); and Interim Chief Executive
Officer (2014), Executive Vice President and Chief
Financial Officer (2004–2014), Mosaic Company (a
fertilizer manufacturing company).

Trustee—Goldman Sachs Trust; Goldman Sachs
Variable Insurance Trust; Goldman Sachs Trust II;
Goldman Sachs ETF Trust; Goldman Sachs ETF Trust
II; and Goldman Sachs Real Estate Diversified
Income Fund.
				163	None

Interested Trustees
Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara* Age: 62	President and Trustee	Since 2007	Advisory Director, Goldman Sachs (January 2018–Present); Managing Director, Goldman Sachs (January 2000–December 2017); Director of Institutional Fund Sales, GSAM (April 1998–December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (a financial services firm) (January 1993–April 1998). President and Trustee—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.	163	None
*
Mr. McNamara is considered to be an “Interested Trustee” of the Trust because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
1
Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Robert Griffith.
2
Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of June 30th following (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
3
The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of March 30, 2025, Goldman Sachs Trust consisted of 85 portfolios (83 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 15 portfolios (10 of which offered shares to the public); Goldman Sachs Trust II consisted of 7 portfolios; Goldman Sachs ETF Trust consisted of 53 portfolios (42 of which offered shares to the public); Goldman Sachs ETF Trust II consisted of 2 portfolios; and Goldman Sachs Real Estate Diversified Income Fund consisted of one portfolio.
4
This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.
The significance or relevance of a Trustee’s particular experience, qualifications, attributes and/or skills is considered by the Board on an individual basis. Experience, qualifications, attributes and/or skills common to all Trustees include the ability to critically review, evaluate and discuss information provided to them and to interact effectively with the other Trustees and with representatives of the Investment Adviser and its affiliates, other service providers, legal counsel and the Funds independent registered public accounting firm, the capacity to address financial and legal issues and exercise reasonable business judgment, and a commitment to the representation of the interests of a Fund and its shareholders. The Governance and Nominating Committee’s charter contains certain other factors that are considered by the Governance and Nominating Committee in identifying and evaluating potential nominees to serve as Independent Trustees. Based on each Trustee’s experience, qualifications, attributes and/or skills, considered individually and with respect to the experience, qualifications, attributes and/or skills of other Trustees, the Board has concluded that each Trustee should serve as a Trustee. Below is a brief discussion of the experience, qualifications, attributes and/or skills of each individual Trustee as of March 30, 2025 that led the Board to conclude that such individual should serve as a Trustee.

Gregory G. Weaver. Mr. Weaver has served as a Trustee since 2015 and Chair of the Board since 2023. He serves as a member of the Governing Council of the Independent Directors Council. Previously, Mr. Weaver served as a Director of Verizon Communications Inc., where he served as Chair of the Audit Committee (2015–2024). Mr. Weaver was also a partner with Deloitte & Touche LLP for 30 years. He was the firm’s first chairman and chief executive officer from 2001–2005, and was elected to serve a second term (2012–2014). While serving as chairman at Deloitte & Touche LLP, Mr. Weaver led the audit and enterprise risk services practice, overseeing all operations, strategic positioning, audit quality, and talent matters. Mr. Weaver also served as a member of the firm’s Board of Directors for six years where he served on the Governance Committee and Partner Earnings and Benefits Committee and was chairman of the Elected Leaders Committee and Strategic Investment Committee. Mr. Weaver is also a Board member and Audit Committee chair of the YMCA of Westfield, New Jersey. Mr. Weaver has also served as President of the Council of Boy Scouts of America in Long Rivers, Connecticut, President of A Better Chance in Glastonbury, Connecticut, as a member of the Financial Accounting Standards Advisory Council and as a board member of the Stan Ross Department of Accountancy, Baruch College. Based on the foregoing, Mr. Weaver is experienced with accounting, financial and investment matters.
Cheryl K. Beebe. Ms. Beebe has served as a Trustee of the Trust since 2024. Ms. Beebe is retired. She is a member of the Board of Directors of Packaging Corporation of America, a producer of container board, where she serves as Chair of the Audit Committee. She is also a member of the Board of Directors of The Mosaic Company, a producer of phosphate and potash fertilizer, and serves as Chair of the Audit Committee. Ms. Beebe was a member of the Board of Directors of HanesBrands Inc., a multinational clothing company, and a member of the Board of Directors of Convergys Corporation, a global leader in customer experience outsourcing, where she also served as Chair of the Audit Committee. Previously, she held several senior management positions at Ingredion, Inc. (formerly Corn Products International, Inc.), a leading global ingredient solutions company. Ms. Beebe also worked at Ingredion, Inc. and predecessor companies for 34 years, most recently as Executive Vice President and Chief Financial Officer. In that capacity, she was responsible for overseeing the company’s controller, treasury, tax, investor relations, internal audit, financial planning, corporate communications and global supply chain functions. Further, she served on the Board of Trustees of Fairleigh Dickinson University, where she served as Chair of the Governance Committee. Based on the foregoing, Ms. Beebe is experienced with financial, accounting and investment matters.
Dwight L. Bush. The Honorable Dwight Bush has served as a Trustee since 2020. He also serves as President and CEO of D.L. Bush & Associates, a financial advisory and private investment firm, and Director of MoneyLion, Inc., an operator of a data-driven, digital financial platform. From 2014 to 2017, The Honorable Dwight Bush served as U.S. Ambassador to the Kingdom of Morocco. Prior to his service as U.S. Ambassador, he established and served as CEO of Urban Trust Bank and UTB Education Finance, LLC, an integrated provider of education credit services. The Honorable Dwight Bush was previously Vice President of Corporate Development for SLM Corporation (commonly known as Sallie Mae). Formerly, he served as a member of the Board of Directors of Santander Bank, N.A., JER Investors Trust, a specialty real estate finance company, and as Vice Chairman of the Board of Directors of CASI Pharmaceuticals (formerly Entremed, Inc.) where he was Chairman of the Audit Committee. The Honorable Dwight Bush also serves as a member of the Board of Directors for several philanthropic organizations, including the Middle East Investment Initiative and the Meridian International Center, and has served on the executive committee of Cornell University. He previously served on the Trust’s Advisory Board. Based on the foregoing, The Honorable Dwight Bush is experienced with financial and investment matters.
Kathryn A. Cassidy. Ms. Cassidy has served as a Trustee since 2015. She is a member of the Board of Directors for Vertical Aerospace Ltd., a publicly-traded aerospace and technology company, where she serves as Chair of the Audit Committee. Previously, Ms. Cassidy held several senior management positions at General Electric Company (“GE”) and General Electric Capital Corporation (“GECapital”) and its subsidiaries, where she worked for 35 years, most recently as Advisor to the Chairman of GECapital and Senior Vice President and Treasurer of GE and GECapital. As Senior Vice President and Treasurer, Ms. Cassidy led capital markets and treasury matters of multiple initial public offerings. Ms. Cassidy was responsible for managing global treasury operations, including global funding, hedging, derivative accounting and execution, cash and liquidity management, cash operations and treasury services, and global regulatory compliance and reporting for liquidity, derivatives, market risk and counterparty credit risk. Formerly, Ms. Cassidy served as a Director of buildOn, a not-for-profit organization, where she served as Chair of the Finance Committee. Based on the foregoing, Ms. Cassidy is experienced with financial and investment matters.
John G. Chou. Mr. Chou has served as a Trustee since 2022. Mr. Chou is retired. Formerly, he held several executive and senior management positions at Cencora, Inc. (“Cencora”) (formerly AmerisourceBergen Corporation) from 2002–2022, including

Executive Vice President and Special Advisor to the Chairman and Chief Executive Officer, Executive Vice President and Chief Legal Officer, Executive Vice President and Chief Legal & Business Officer, and Executive Vice President and General Counsel. As Executive Vice President and Chief Legal Officer, Mr. Chou was responsible for managing Cencora’s legal, regulatory, quality, privacy, global business resilience and enterprise risk management functions, among others. In addition, he previously held senior legal positions at Cigna Corporation, ARCO Chemical Europe, and Arco Chemical Company, and also practiced law at various law firms, including most recently as a member of Eckert Seamens Cherin & Mellott, LLC. Mr. Chou currently serves as the President of the Board of Trustees of Episcopal Community Services and as a member of the Board of Directors of the Committee of Seventy. Based on the foregoing, Mr. Chou is experienced with financial and investment matters.
Joaquin Delgado. Dr. Delgado has served as a Trustee since 2020. Dr. Delgado is a member of the Board of Directors for Stepan Company, a publicly-traded specialty chemical manufacturer. Previously, Dr. Delgado was a member of the Board of Directors for Hexion Inc., a privately held specialty chemical manufacturer, and held several senior management positions at 3M Company, where he worked for over 30 years, most recently as Executive Vice President of 3M Company’s Consumer Business Group. As Executive Vice President, Vice President, and General Manager at 3M Company, Dr. Delgado directed mergers and acquisitions worldwide, and was responsible for managing global operations in specialized markets such as semiconductors, consumer electronics, communications, medical and office supplies and software. Dr. Delgado also serves as a member of the Board of Directors of Ballet Austin, a not-for-profit organization. Additionally, he formerly served as a member of the Board of Directors of MacPhail Center for Music, a not-for-profit organization. Dr. Delgado previously served on the Trust’s Advisory Board. Based on the foregoing, Dr. Delgado is experienced with financial and investment matters.
Eileen H. Dowling. Ms. Dowling has served as a Trustee since 2021. Ms. Dowling worked at BlackRock for over 10 years, where she was a Managing Director and, most recently, a Senior Advisor. While at BlackRock, Ms. Dowling held several senior management positions responsible for clients, investment products and marketing, including Global Head of Consultant Relations, Global Head of Multinationals, Global Head of the Institutional Product Group and Global Head of Institutional Marketing. She also was a member of BlackRock’s Global Operating Committee and Product Executive Committee. From 2007–2011, Ms. Dowling was a Managing Director and Global Head of Marketing at Credit Suisse Asset Management. Prior to that, over an 18-year period at Merrill Lynch, Ms. Dowling served in several roles in Investment Banking, Capital Markets and Research. Ms. Dowling currently serves as a Member of the Advisory Board and Finance Committee of New York University’s Glucksman Ireland House. Based on the foregoing, Ms. Dowling is experienced with investment, financial and accounting matters.
Lawrence Hughes. Mr. Hughes has served as a Trustee of the Trust since 2024. Mr. Hughes is retired. Previously, he held several senior management positions at BNY Mellon Wealth Management, a division of The Bank of New York Mellon Corporation that provides wealth planning, investment management and banking services to individuals, families, family offices and charitable gift programs through a nationwide network of offices. Mr. Hughes worked at BNY Mellon Wealth Management for 24 years, most recently as Chief Executive Officer. In that capacity, he was ultimately responsible for the division’s operations and played an active role in multiple acquisitions. Based on the foregoing, Mr. Hughes is experienced with financial and investment matters.
John F. Killian. Mr. Killian has served as a Trustee of the Trust since 2024. Mr. Killian is retired. He is a member of the Board of Directors of Consolidated Edison, Inc., a utility holding company, where he serves as Chair of the Audit Committee and as a member of the Corporate Governance and Nominating, and Management Development and Compensation Committees. Formerly, Mr. Killian was a member of the Board of Directors of Houghton Mifflin Harcourt Publishing Company, where he served as Chair of the Audit Committee and a member of the Compensation Committee. Previously, he worked for 31 years at Verizon Communications, Inc. and predecessor companies, most recently as Executive Vice President and Chief Financial Officer. Based on the foregoing, Mr. Killian is experienced with accounting, financial and investment matters.
Steven D. Krichmar. Mr. Krichmar has served as a Trustee since 2024. Mr. Krichmar is retired. He previously worked for fifteen years at Putnam Investments, LLC, a financial services company. Most recently, he served as Chief of Operations and a member of the Operating Committee of Putnam Investments, LLC. He was also involved in the governance of The Putnam Funds, serving as Principal Financial Officer. Before joining Putnam, Mr. Krichmar worked for PricewaterhouseCoopers LLP and its predecessor company for 20 years, most recently as Audit Partner and Investment Management Industry Leader (Assurance) for the northeast U.S. region. Currently, Mr. Krichmar is a member of the Board of Trustees of Boston Children’s Hospital, where he serves as Chairman of the Audit & Compliance Committee, the Co-Chairman of the Finance Committee, a member of the Executive

Committee and the Technology and Innovation Committee, and a member of the Physicians’ Organization Board. He is also a member of the Board of Directors of Controlled Risk Insurance Company of Vermont, Inc. (CRICO, A Risk Retention Group) and a member of the Audit and Finance Committees of the CRICO related entities, and a member of the University of North Carolina Kenan-Flagler Business School Board. Based on the foregoing, Mr. Krichmar is experienced with accounting, financial and investment matters.
Michael Latham. Mr. Latham has served as a Trustee of the Trust since 2024. Mr. Latham is retired. Mr. Latham has been designated as the Board’s “audit committee financial experts” given his extensive accounting and finance experience. Previously, Mr. Latham held several senior management positions for 15 years with the iShares exchange-traded fund business owned by BlackRock, Inc. and previously owned by Barclays Global Investors, most recently as Chairman and Global Head of the business. In that capacity he was one of the lead executives responsible for the growth of the business. He was also involved in governance of the iShares funds, serving initially as Principal Financial Officer and later as President and Principal Executive Officer and a member of the Board of Directors. Mr. Latham is a certified public accountant, and before joining Barclays Global Investors, he worked at Ernst and Young for over five years. Based on the foregoing, Mr. Latham is experienced with accounting, financial and investment matters.
Lawrence W. Stranghoener. Mr. Stranghoener has served as a Trustee of the Trust since 2024. Mr. Stranghoener is retired. Previously, he was Chairman of the Board of Directors of Kennametal, Inc., a global manufacturer and distributor of tooling and industrial materials, and a member of the Board of Directors of Aleris Corporation and Aleris International, Inc., which provided aluminum rolled products and extrusions, aluminum recycling, and specification alloy production, where he also served as Chair of the Audit Committee and as a member of the Compensation Committee. Mr. Stranghoener also held several senior management positions at Mosaic Company, a fertilizer manufacturing company, where he worked for 10 years, most recently as Interim Chief Executive Officer, Executive Vice President and Chief Financial Officer. As Executive Vice President and Chief Financial Officer at Mosaic Company, Mr. Stranghoener implemented public company processes, policies and performance standards to transition the company from private to public ownership and oversaw the company’s controller, treasury, tax, investor relations, strategy and business development, and internal audit functions. He also led the integration of Mosaic Company with IMC Global, Inc. during their merger. Previously, Mr. Stranghoener served for three years as Executive Vice President and Chief Financial Officer for Thrivent Financial, a non-profit, financial services organization and Techies.com, an internet-based professional services company. Mr. Stranghoener also held several senior management positions at Honeywell International, Inc. where he worked for 17 years, most recently as Vice President and Chief Financial Officer. Based on the foregoing, Mr. Stranghoener is experienced with financial and investment matters.
James A. McNamara. Mr. McNamara has served as a Trustee and President of the Trust since 2007 and has served as an officer of the Trust since 2001. Mr. McNamara is an Advisory Director to Goldman Sachs. Prior to retiring as Managing Director at Goldman Sachs in 2017, Mr. McNamara was head of Global Third Party Distribution at GSAM and was previously head of U.S. Third Party Distribution. Prior to that role, Mr. McNamara served as Director of Institutional Fund Sales. Prior to joining Goldman Sachs, Mr. McNamara was Vice President and Manager at Dreyfus Institutional Service Corporation. Based on the foregoing, Mr. McNamara is experienced with financial and investment matters.

Officers of the Trust
Information pertaining to the officers of the Trust as of March 30, 2025 is set forth below.
Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 62	Trustee and President	Since 2007
Advisory Director, Goldman Sachs (January 2018 – Present);
Managing Director, Goldman Sachs (January 2000 – December 2017);
Director of Institutional Fund Sales, GSAM (April 1998 –
December 2000); and Senior Vice President and Manager, Dreyfus
Institutional Service Corporation (a financial services firm)
(January 1993 – April 1998).

President and Trustee—Goldman Sachs Trust; Goldman Sachs
Variable Insurance Trust; Goldman Sachs Trust II; Goldman
Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs
Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 56	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)
Managing Director, Goldman Sachs (November 2015 – Present) and
Vice President – Mutual Fund Administration, Columbia Management
Investment Advisers, LLC (May 2010 – October 2015).

Treasurer, Principal Financial Officer and Principal Accounting
Officer—Goldman Sachs Trust (previously Assistant Treasurer
(2016)); Goldman Sachs Variable Insurance Trust (previously Assistant
Treasurer (2016)); Goldman Sachs Trust II (previously Assistant
Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant
Treasurer (2017)); Goldman Sachs ETF Trust II; and Goldman Sachs
Real Estate Diversified Income Fund.

Jessica Moran 200 West Street New York, NY 10282 Age: 40	Chief Compliance Officer	Since 2023
Vice President, Goldman Sachs (April 2017 – Present).
Chief Compliance Officer—Goldman Sachs Trust; Goldman Sachs
Variable Insurance Trust; Goldman Sachs Trust II; Goldman
Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs
Real Estate Diversified Income Fund.

Peter W. Fortner 30 Hudson Street Jersey City, NJ 07302 Age: 67	Assistant Treasurer	Since 2000
Vice President, Goldman Sachs (July 2000 – Present); Principal
Accounting Officer and Treasurer, Commerce Bank Mutual Fund
Complex (2008 – Present); Treasurer of Goldman Sachs
Philanthropy Fund (2019 – 2023); and Treasurer of Ayco Charitable
Foundation (2020 – 2023).

Assistant Treasurer—Goldman Sachs Trust; Goldman Sachs Variable
Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust;
Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate
Diversified Income Fund.

Allison Fracchiolla 30 Hudson Street Jersey City, NJ 07302 Age: 41	Assistant Treasurer	Since 2014
Vice President, Goldman Sachs (January 2013 – Present).

Assistant Treasurer—Goldman Sachs Trust; Goldman Sachs Variable
Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust;
Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate
Diversified Income Fund.

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
Kirsten Frivold Imohiosen 200 West Street New York, NY 10282 Age: 54	Assistant Treasurer	Since 2019
Managing Director, Goldman Sachs (January 2018 – Present); and
Vice President, Goldman Sachs (May 1999 – December 2017).

Assistant Treasurer—Goldman Sachs Trust; Goldman Sachs Variable
Insurance Trust; Goldman Sachs Trust II; Goldman Sachs BDC, Inc.;
Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs
Private Middle Market Credit II LLC; Goldman Sachs Middle Market
Lending Corp.; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust
II; and Goldman Sachs Real Estate Diversified Income Fund.

Steven Z. Indich 30 Hudson Street Jersey City, NJ 07302 Age: 55	Assistant Treasurer	Since 2019
Vice President, Goldman Sachs (February 2010 – Present).

Assistant Treasurer—Goldman Sachs Trust; Goldman Sachs Variable
Insurance Trust; Goldman Sachs Trust II; Goldman Sachs BDC, Inc.;
Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs
Private Middle Market Credit II LLC; Goldman Sachs Middle Market
Lending Corp.; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust
II; and Goldman Sachs Real Estate Diversified Income Fund.

Elaine Leung 30 Hudson Street Jersey City, NJ 07302 Age: 50	Assistant Treasurer	Since 2023
Vice President, Goldman Sachs (January 2021 – Present); and
Associate, Goldman Sachs (March 2014 – December 2020).

Assistant Treasurer—Goldman Sachs Trust; Goldman Sachs Variable
Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust;
Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate
Diversified Income Fund.

Carol Liu 30 Hudson Street Jersey City, NJ 07302 Age: 50	Assistant Treasurer	Since 2019
Vice President, Goldman Sachs (October 2017 – Present); Tax
Director, The Raine Group LLC (August 2015 – October 2017); and
Tax Director, Icon Investments LLC (January 2012 – August 2015).

Assistant Treasurer—Goldman Sachs Trust; Goldman Sachs Variable
Insurance Trust; Goldman Sachs Trust II; Goldman Sachs BDC, Inc.;
Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs
Private Middle Market Credit II LLC; Goldman Sachs Middle Market
Lending Corp.; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust
II; and Goldman Sachs Real Estate Diversified Income Fund.

Christopher Bradford 200 West Street New York, NY 10282 Age: 43	Vice President	Since 2020
Vice President, Goldman Sachs (January 2014 – Present).
Vice President—Goldman Sachs Trust; Goldman Sachs Variable
Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust;
Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate
Diversified Income Fund.

Kenneth Cawley 71 South Wacker Drive Chicago, IL 60606 Age: 55	Vice President	Since 2021
Managing Director, Goldman Sachs (2017 – Present), Vice President
(December 1999 – 2017); Associate (December 1996 – December
1999); Associate, Discover Financial (August 1994 – December 1996).

Vice President—Goldman Sachs Trust; Goldman Sachs Variable
Insurance Trust; and Goldman Sachs Trust II.

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
Anney Chi 200 West Street New York, NY 10282 Age: 41	Vice President	Since 2022
Vice President, Goldman Sachs (2014 – Present).
Vice President—Goldman Sachs Trust; Goldman Sachs Variable
Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust;
Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate
Diversified Income Fund.

Frank Murphy 200 West Street New York, NY 10282 Age: 50	Vice President	Since 2019
Managing Director, Goldman Sachs (2015 – Present); Vice President,
Goldman Sachs (2003 – 2014); Associate, Goldman Sachs (2001 –
2002); and Analyst, Goldman Sachs (1999 – 2001).

Vice President—Goldman Sachs Trust and Goldman Sachs Variable
Insurance Trust.

Alyson Shupe 200 West Street New York, NY 10282 Age: 38	Vice President	Since 2024
Managing Director, Goldman Sachs (December 2023 – Present); Head
of Product Strategy (U.S. Advisor & Latin America), J.P. Morgan Asset
Management (August 2018 – December 2023).

Vice President—Goldman Sachs Trust; Goldman Sachs Variable
Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust;
Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate
Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 47	Chief Legal Officer	Since 2012
Managing Director, Goldman Sachs (January 2016 – Present); Vice
President, Goldman Sachs (August 2006 – December 2015); Senior
Counsel, Goldman Sachs (January 2020 – Present); Associate General
Counsel, Goldman Sachs (2012 – December 2019); Assistant General
Counsel, Goldman Sachs (August 2006 – December 2011); and
Associate, Weil, Gotshal & Manges, LLP (2002 – 2006).
Chief Legal Officer—Goldman Sachs Trust; Goldman Sachs Variable
Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust;
Goldman Sachs ETF Trust II; Goldman Sachs Real Estate Diversified
Income Fund; Goldman Sachs BDC, Inc.; Goldman Sachs Private
Middle Market Credit LLC; Goldman Sachs Private Middle Market
Credit II LLC; Goldman Sachs Private Credit Corp.; Phillip Street
Middle Market Lending Fund LLC; and Goldman Sachs Middle
Market Lending Corp. II.
Secretary—Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle
Market Credit LLC; Goldman Sachs Private Middle Market Credit II
LLC; Goldman Sachs Private Credit Corp.; Phillip Street Middle
Market Lending Fund LLC; and Goldman Sachs Middle Market
Lending Corp. II.

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
Robert Griffith 200 West Street New York, NY 10282 Age: 50	Secretary	Since 2022
Managing Director, Goldman Sachs (September 2022 – Present);
General Counsel, Exchange Traded Concepts, LLC (October 2021 –
September 2022); Vice President, Goldman Sachs (August 2011 –
October 2021); Associate General Counsel, Goldman Sachs
(December 2014 – Present); Assistant General Counsel, Goldman
Sachs (August 2011 – December 2014); Vice President and Counsel,
Nomura Holding America, Inc. (2010 – 2011); and Associate, Simpson
Thacher & Bartlett LLP (2005 – 2010).
Secretary—Goldman Sachs Trust (previously Assistant Secretary
(2022)); Goldman Sachs Variable Insurance Trust (previously Assistant
Secretary (2022)); Goldman Sachs Trust II (previously Assistant
Secretary (2022)); Goldman Sachs ETF Trust (previously Assistant
Secretary (2022)); Goldman Sachs ETF Trust II (previously Assistant
Secretary (2022)); and Goldman Sachs Real Estate Diversified
Income Fund (previously Assistant Secretary (2022)).

Shaun Cullinan 200 West Street New York, NY 10282 Age: 45	Assistant Secretary	Since 2018
Managing Director, Goldman Sachs (2018 – Present); Vice President,
Goldman Sachs (2009 – 2017); Associate, Goldman Sachs (2006 –
2008); Analyst, Goldman Sachs (2004 – 2005).

Assistant Secretary—Goldman Sachs Trust; and Goldman Sachs
Variable Insurance Trust.

Adam Pennacchio 200 West Street New York, NY 10282 Age: 41	Assistant Secretary	Since 2024
Managing Director, Goldman Sachs (January 2024 – Present); Vice
President, Goldman Sachs (January 2013 – December 2023);
Associate, Goldman Sachs (April 2012 – December 2012).
Assistant Secretary—Goldman Sachs Trust; Goldman Sachs Variable
Insurance Trust; and Goldman Sachs Trust II.

Shane Shannon 200 West Street New York, NY 10282 Age: 38	Assistant Secretary	Since 2023
Vice President, Goldman Sachs (December 2021 – Present); Associate,
K&L Gates LLP (2014 – 2021).
Assistant Secretary—Goldman Sachs Trust; Goldman Sachs Variable
Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust;
Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate
Diversified Income Fund.

1
Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
Standing Board Committees
The Audit Committee oversees the audit process and provides assistance to the Board with respect to fund accounting, tax compliance and financial statement matters. In performing its responsibilities, the Audit Committee selects and recommends annually to the Board an independent registered public accounting firm to audit the books and records of the Trust for the ensuing year, and reviews with the firm the scope and results of each audit. All of the Independent Trustees serve on the Audit Committee and Mr. Latham serves as the Chair of the Audit Committee. The Audit Committee held six meetings during the fiscal year ended November 30, 2024.
The Governance and Nominating Committee has been established to: (i) assist the Board in matters involving mutual fund governance, which includes making recommendations to the Board with respect to the effectiveness of the Board in carrying out its responsibilities in governing the Funds and overseeing the Funds' management; (ii) select and nominate candidates for appointment or election to serve as Independent Trustees; and (iii) advise the Board on ways to improve its effectiveness. All of the Independent Trustees serve on the Governance and Nominating Committee. The Governance and Nominating Committee held three meetings during the fiscal year ended November 30, 2024. As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. In filling Board vacancies, the Governance and Nominating Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the Trust at its mailing address stated in the Funds' Prospectuses and should be directed to the attention of the Goldman Sachs Trust Governance and Nominating Committee.
The Compliance and Risk Oversight Committee has been established for the purpose of overseeing the compliance and risk oversight processes: (i) of the Funds; and (ii) insofar as they relate to services provided to the Funds, of the Funds' Investment Adviser, Distributor, administrator (if any), and Transfer Agent, except that compliance processes relating to the accounting and financial reporting processes, and certain related matters, are overseen by the Audit Committee. In addition, the Compliance and Risk Oversight Committee provides assistance to the full Board with respect to compliance and risk oversight matters. The Compliance and Risk Oversight Committee met six times during the fiscal year ended November 30, 2024. All of the Independent Trustees serve on the Compliance and Risk Oversight Committee.
The Contract Review Committee has been established for the purpose of overseeing the processes of the Board for reviewing and monitoring performance under the Funds' investment management, distribution, transfer agency and certain other agreements with the Funds' Investment Adviser and its affiliates. The Contract Review Committee is also responsible for overseeing the Board’s processes for considering and reviewing performance under the operation of the Funds' distribution, service, shareholder administration and other plans, and any agreements related to the plans, whether or not such plans and agreements are adopted pursuant to Rule 12b-1 under the Act. The Contract Review Committee also provides appropriate assistance to the Board in connection with the Board’s approval, oversight and review of the Funds' other service providers including, without limitation, the Funds' custodian/accounting agent, sub-transfer agents, professional (legal and accounting) firms and printing firms. The Contract Review Committee met five times during the fiscal year ended November 30, 2024. All of the Independent Trustees serve on the Contract Review Committee.
Risk Oversight
The Board is responsible for the oversight of the activities of the Funds, including oversight of risk management. Day-to-day risk management with respect to the Funds is the responsibility of GSAM or other service providers (depending on the nature of the risk), subject to supervision by GSAM. The risks of the Funds include, but are not limited to, liquidity risk, investment risk, derivatives risk, compliance risk, operational risk, reputational risk, credit risk and counterparty risk. Each of GSAM and the other service providers have their own independent interest in risk management and their policies and methods of risk management may differ from the Funds and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result, the Board recognizes that it is not possible to identify all of the risks that may affect the Funds or to develop processes and controls to eliminate or mitigate their occurrence or effects, and that some risks are simply beyond the control of the Funds or GSAM, its affiliates or other service providers.
The Board effectuates its oversight role primarily through regular and special meetings of the Board and Board committees. In certain cases, risk management issues are specifically addressed in reports, presentations and discussions. For example, on an annual basis, GSAM (or personnel from GSAM) will provide the Board with written reports that address the operation, adequacy and effectiveness of the Trust’s liquidity risk management and derivatives risk management programs, which are generally designed to assess and manage liquidity risk and, for Full Compliance Funds, derivatives risk. GSAM also has a risk management team that assists GSAM in managing investment risk. Representatives from the risk management team meet regularly with the Board to discuss their analysis and methodologies. In addition, investment risk is discussed in the context of regular presentations to the Board on Fund strategy and performance. Other types of risk are addressed as part of presentations on related topics (e.g. compliance policies) or in the context of presentations focused specifically on one or more risks. The Board also receives reports from GSAM management on operational risks, reputational risks and counterparty risks relating to the Funds.
Board oversight of risk management is also performed by various Board committees. For example, the Audit Committee meets with both the Funds' independent registered public accounting firm and GSAM’s internal audit group to review risk controls in place that support the Funds as well as test results, and the Compliance and Risk Oversight Committee meets with the CCO and representatives of GSAM’s compliance and risk oversight groups to review testing results of the Funds' compliance policies and procedures and other compliance and risk issues. Board oversight of risk is also performed as needed between meetings through communications between GSAM and the Board. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight. The Board’s oversight role does not make the Board a guarantor of the Funds' investments or activities.
Trustee Ownership of Fund Shares
The following table shows the dollar range of shares beneficially owned by each Trustee in the Funds and other portfolios of the Goldman Sachs Fund Complex as of December 31, 2024, unless otherwise noted.
Name of Trustee	Dollar Range of Equity Securities in the Funds(1)	Aggregate Dollar Range of Equity Securities in All Portfolios in Fund Complex Overseen By Trustee
Gregory G.Weaver	MLP Energy Infrastructure Fund: Over $100,000	Over $100,000
Cheryl K. Beebe(2)	None	Over $100,000
Dwight L. Bush	None	Over $100,000
Kathryn A. Cassidy	None	Over $100,000
John G. Chou	None	Over $100,000
Joaquin Delgado	None	Over $100,000
Eileen H. Dowling	None	Over $100,000
Lawrence Hughes(2)	None	Over $100,000
John F. Killian(2)	None	Over $100,000
Steven D. Krichmar(2)	None	Over $100,000
Michael Latham(2)	None	Over $100,000
Lawrence W. Stranghoener(2)	None	Over $100,000
James A. McNamara	None	Over $100,000

1
Includes the value of shares beneficially owned by each Trustee in each Fund described in this SAI.
2
Ms. Beebe and Messrs. Hughes, Killian, Krichmar, Latham, and Stranghoener began serving as Trustees effective January 1, 2024.
As of February 28, 2025, the Trustees and Officers of the Trust as a group owned less than 1% of the outstanding shares of beneficial interest of the Funds.
Board Compensation
Each Independent Trustee is compensated with a unitary annual fee for his or her services as a Trustee of the Trust and as a member of the Audit Committee, Compliance and Risk Oversight Committee, Contract Review Committee, and Governance and Nominating Committee. The Chair and Trustees designated as “audit committee financial experts” receive additional compensation for their services in such capacities. The Independent Trustees are also reimbursed for reasonable travel expenses incurred in connection with attending meetings. The Trust may also pay the reasonable incidental costs of a Trustee to attend training or other types of conferences relating to the investment company industry.
The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the fiscal year ended November 30, 2024:

Trustee Compensation
Name of Trustee	Aggregate Compensation from the MLP Energy Infrastructure Fund	Aggregate Compensation from the Energy Infrastructure Fund	Aggregate Compensation from the Clean Energy Income Fund	Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses	Total Compensation From Fund Complex (including the Funds) (6)
Gregory G. Weaver(1)	$3,585.12	$3,282.53	$3,212.36	$0	$555,750
Cheryl K. Beebe(2)	$1,754.41	$1,598.22	$1,559.82	$0	$388,500
Dwight L. Bush	$2,422.68	$2,218.14	$2,170.69	$0	$375,750
Kathryn A. Cassidy(3)	$2,842.45	$2,602.51	$2,546.85	$0	$440,750
John G. Chou	$2,422.68	$2,218.14	$2,170.69	$0	$375,750
Joaquin Delgado	$2,422.68	$2,218.14	$2,170.69	$0	$375,750
Eileen H. Dowling	$2,422.68	$2,218.14	$2,170.69	$0	$375,750
Lawrence Hughes(2)	$1,666.25	$1,517.90	$1,481.44	$0	$354,750
John F. Killian(2)	$1,666.25	$1,517.90	$1,481.44	$0	$354,750
Steven D. Krichmar(2)	$1,666.25	$1,517.90	$1,481.44	$0	$354,750
Michael Latham(2)(3)	$1,952.77	$1,778.92	$1,736.18	$0	$412,250
Lawrence W. Stranghoener(2)	$1,666.25	$1,517.90	$1,481.44	$0	$354,750
Paul C. Wirth(4)	$2,422.68	$2,218.14	$2,170.69	$0	$375,750
James A. McNamara(5)	$—	$—	$—	$—	$—

(1)
Includes compensation as Board Chair.
(2)
Ms. Beebe and Messrs. Hughes, Killian, Krichmar, Latham and Stranghoener began serving as Trustees of the Fund effective January 1, 2024.
(3)
Includes compensation as “audit committee financial expert,” as defined in Item 3 of Form N-CSR.
(4)
As of January 15, 2025, Mr. Wirth no longer serves on the Board of Trustees.
(5)
Mr. McNamara is an Interested Trustee due to the positions he holds with Goldman Sachs, and, as such, receives no compensation from the Funds or the Goldman Sachs Fund Complex.
(6)
Represents fees paid to each Trustee during the fiscal year ended November 30, 2024 from the Goldman Sachs Fund Complex which consists of Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust, Goldman Sachs Real Estate Diversified Income Fund, Goldman Sachs Trust II, Goldman Sachs ETF Trust, and Goldman Sachs ETF Trust II. For Ms. Beebe and Messrs. Hughes, Killian, Krichmar, Latham and Stranghoener, the Goldman Sachs Fund Complex consisted of Goldman Sachs Real Estate Diversified Income Fund, Goldman Sachs Trust II, Goldman Sachs ETF Trust, and Goldman Sachs ETF Trust II prior to January 1, 2024. For Mses. Cassidy and Dowling and Messrs. Bush, Chou, Delgado, Weaver and Wirth, the Goldman Sachs Fund Complex consisted of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust prior to January 1, 2024. For Mr. McNamara, the Goldman Sachs Fund Complex consisted of Goldman Sachs Real Estate Diversified Income Fund, Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust, Goldman Sachs Trust II, Goldman Sachs ETF Trust, and Goldman Sachs ETF Trust II prior to January 1, 2024.

Miscellaneous
The Trust, the Investment Adviser and principal underwriter have adopted codes of ethics under Rule 17j-1 of the Act that permit personnel subject to their particular codes of ethics to invest in securities, including securities that may be purchased or held by the Funds.
MANAGEMENT SERVICES
As stated in the Funds’ Prospectuses, GSAM, 200 West Street, New York, New York 10282 serves as Investment Adviser to the Funds. GSAM is an indirect, wholly-owned subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman Sachs. See “Service Providers” in the Funds’ Prospectuses for a description of the Investment Adviser’s duties to the Funds.
Founded in 1869, The Goldman Sachs Group, Inc. is a publicly-held financial holding company and a leading global investment banking, securities and investment management firm. Goldman Sachs is a leader in developing portfolio strategies and in many fields of investing and financing, participating in financial markets worldwide and serving individuals, institutions, corporations and governments. Goldman Sachs is also among the principal market sources for current and thorough information on companies, industrial sectors, markets, economies and currencies, and trades and makes markets in a wide range of equity and debt securities 24 hours a day. The firm is headquartered in New York with offices in countries throughout the world. It has trading professionals throughout the United States, as well as in London, Frankfurt, Tokyo, Seoul, Sao Paulo and other major financial centers around the world. The active participation of Goldman Sachs in the world’s financial markets enhances its ability to identify attractive investments. Goldman Sachs has agreed to permit the Funds to use the name “Goldman Sachs” or a derivative thereof as part of the Funds’ names for as long as the Funds’ Management Agreement (as described below) is in effect.
The Funds’ management agreement (the “Management Agreement”) provides that GSAM, in its capacity as Investment Adviser, may render similar services to others so long as the services under the Management Agreement are not impaired thereby. The Funds’ Management Agreements were most recently approved by the Trustees of the Trust, including a majority of the Trustees of the Trust who are not parties to such agreement or “interested persons” (as such term is defined in the Act) of any party thereto (the “non-interested Trustees”), on June 11-12, 2024. The Management Agreement was approved by the initial sole shareholder of the Funds prior to the Funds’ commencement of operations. A discussion regarding the Trustees’ basis for approving the Management Agreement for each Fund is available in that Fund’s Form N-CSR for the most recent fiscal year end.
The Funds’ Management Agreement will remain in effect until June 30, 2025 and will continue in effect with respect to each Fund from year to year thereafter provided such continuance is specifically approved at least annually as set forth in the Management Agreement.
The Management Agreement will terminate automatically if assigned (as defined in the Act). The Management Agreement is also terminable at any time without penalty by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Fund on 60 days’ written notice to the Investment Adviser or by the Investment Adviser on 60 days’ written notice to the Trust.
Pursuant to the Management Agreement, the Investment Adviser is entitled to receive the fees set forth below, payable monthly based on the Funds’ average daily net assets. Also included below are the actual management fee rates paid by the Funds (after reflection of any management fee waivers, as indicated in the Funds’ prospectuses) for the fiscal year ended November 30, 2024. The Actual Rate may not correlate to the Contractual Rate as a result of the management fee waivers that may be in effect from time to time. The Investment Adviser may waive a portion of its management fee payable by a Fund in an amount equal to any management fees it earns as an investment adviser to any of the affiliated funds in which the Fund invests.
Fund	Contractual Rate	Actual Rate for the Fiscal Year Ended November 30, 2024
MLP Energy Infrastructure Fund	1.00% on the first $1 billion	0.96%
	0.90% on the next $1 billion
	0.86% on the next $3 billion
	0.84% on the next $3 billion

Fund	Contractual Rate	Actual Rate for the Fiscal Year Ended November 30, 2024
	0.82% over $8 billion
Energy Infrastructure Fund	1.00% on the first $1 billion	1.00%
	0.90% on the next $1 billion
	0.86% on the next $3 billion
	0.84% on the next $3 billion
	0.82% over $8 billion
Clean Energy Income Fund	0.80% on the first $1 billion	0.80%
	0.72% on the next $1 billion
	0.68% on the next $3 billion
	0.67% on the next $3 billion
	0.66% over $8 billion
For the fiscal years ended November 30, 2024, November 30, 2023 and November 30, 2022, the amounts of the fees incurred by the Funds under the Management Agreement were as follows (with and without the fee limitations that were then in effect):
	Fiscal Year ended November 30, 2024		Fiscal Year ended November 30, 2023		Fiscal Year ended November 30, 2022
Fund	With Fee Waiver	Without Fee Waiver	With Fee Waiver	Without Fee Waiver	With Fee Waiver	Without Fee Waiver
MLP Energy Infrastructure Fund	$15,374,228	$15,376,518	$14,528,864	$14,537,402	$13,292,199	$13,295,280
Energy Infrastructure Fund	$3,717,606	$3,718,772	$3,699,370	$3,700,392	$3,819,922	$3,821,318
Clean Energy Income Fund	$554,139	$554,392	$1,844,536	$1,844,967	$2,819,498	$2,820,885
Unless required to be performed by others pursuant to agreements with a Fund, the Investment Adviser also performs certain administrative services for the Funds under the Management Agreement. Such administrative services include, subject to the general supervision of the Trustees of the Trust, (i) providing supervision of all aspects of the Funds’ non-investment operations; (ii) providing the Funds with personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Funds; (iii) arranging for, at the Funds’ expense, the preparation of all of the Funds’ required tax returns, the preparation and submission of reports to existing shareholders, the periodic updating of the Funds’ prospectus and statement of additional information, and the preparation of reports filed with the SEC and other regulatory authorities; (iv) maintaining all of the Funds’ records; and (v) providing the Funds with adequate office space and all necessary office equipment and services.
Legal Proceedings. On October 22, 2020, The Goldman Sachs Group, Inc. announced a settlement of matters involving 1Malaysia Development Bhd. (1MDB), a Malaysian sovereign wealth fund, with the United States Department of Justice as well as criminal and civil authorities in the United Kingdom, Singapore and Hong Kong. Further information regarding the 1MDB settlement can be found at https://www.goldmansachs.com/media-relations/press-releases/current/goldman-sachs-2020-10-22.html. The Goldman Sachs Group, Inc. previously entered into a settlement agreement with the Government of Malaysia and 1MDB to resolve all criminal and regulatory proceedings in Malaysia relating to 1MDB.
The Investment Adviser, Goldman Sachs and certain of their affiliates have received exemptive relief from the SEC to permit them to continue serving as investment adviser and principal underwriter for U.S.-registered investment companies.
Portfolio Managers — Other Accounts Managed by the Portfolio Managers
The following table discloses other accounts within each type of category listed below for which the portfolio managers are jointly and primarily responsible for day to day portfolio management, as of November 30, 2024, unless otherwise noted.

For each portfolio manager listed below, the total number of accounts managed is a reflection of accounts within the strategy they oversee or manage, as well as accounts which participate in the sector in which they manage. There are multiple portfolio managers involved with each account.
Name of Portfolio Manager	Number of Accounts Managed and Total Assets by Account Type						Number of Accounts and Total Assets for Which Advisory Fee is Performance Based
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed
Kyri Loupis	6	$6,868	2	$271	954	$2,430	0	$0	0	$0	0	$0
Matthew Cooper	8	$7,020	3	$108	957	$2,505	0	$0	0	$0	0	$0
Ben Okin	4	$4,267	1	$0	2	$6	0	$0	0	$0	0	$0
Kristin Kuney	12	$6,718	10	$595	34	$2,287	0	$0	0	$0	0	$0
Christopher A. Schiesser	7	$6,917	3	$272	956	$2,435	0	$0	0	$0	0	$0
Akif Irfan	7	$6,917	2	$85	36	$31	0	$0	0	$0	0	$0
Assets are preliminary, in millions of USD, as of November 30, 2024.
Conflicts of Interest. The Investment Adviser’s portfolio managers are often responsible for managing the Funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than a Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.
The Investment Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The Investment Adviser seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, the Investment Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, the Investment Adviser and the Funds have adopted policies limiting the circumstances under which cross-trades may be effected between a Fund and another client account. The Investment Adviser conducts periodic reviews of trades for consistency with these policies. For more information about conflicts of interests that may arise in connection with the portfolio managers’ management of the Funds’ investments and the investments of other accounts, see “POTENTIAL CONFLICTS OF INTEREST.”
Portfolio Managers — Compensation
Compensation for portfolio managers of the Investment Adviser is comprised of a base salary and year-end discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager’s individual performance and his or her contribution to overall team performance; the performance of GSAM and Goldman Sachs; the team’s net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded, in part, for their delivery of investment performance, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over 1-, 3- and 5-year time horizons.
For compensation purposes, the performance benchmark for the Goldman Sachs MLP Energy Infrastructure Fund is the Alerian MLP Index (Total Return), the performance benchmark for the Goldman Sachs Energy Infrastructure Fund is the Alerian Midstream Energy Select Index (Total Return, Unhedged, USD) and the performance benchmarks for the Goldman Sachs Clean Energy Income Fund are the Eagle Global Renewables Infrastructure Index (50%) and S&P Global Clean Energy Index (50%).

The discretionary variable compensation for portfolio managers is also significantly influenced by various factors, including: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameters and investment objectives of a Fund. Other factors may also be considered including: (1) general client/shareholder orientation and (2) teamwork and leadership.
As part of their year-end discretionary variable compensation and subject to certain eligibility requirements, portfolio managers may receive deferred equity-based and similar awards, in the form of: (1) shares of The Goldman Sachs Group, Inc. (restricted stock units); and (2) for certain portfolio managers, performance-tracking (or “phantom”) shares of a Fund or multiple funds. Performance-tracking shares are designed to provide a rate of return (net of fees) equal to that of the Fund(s) that a portfolio manager manages, or one or more other eligible funds, as determined by senior management, thereby aligning portfolio manager compensation with fund shareholder interests. The awards are subject to vesting requirements, deferred payment and clawback and forfeiture provisions. GSAM, Goldman Sachs or their affiliates expect, but are not required to, hedge the exposure of the performance-tracking shares of a Fund by, among other things, purchasing shares of the relevant Fund(s).
Other Compensation. In addition to base salary and year-end discretionary variable compensation, the Investment Adviser has a number of additional benefits in place including (1) a 401(k) program that enables employees to direct a percentage of their base salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.
Portfolio Managers — Portfolio Managers’ Ownership of Securities in the Funds
The following table shows the portfolio managers’ ownership of securities, including those beneficially owned as well as those owned pursuant to the deferred compensation plan discussed above, in the Funds as of November 30, 2024:
Name of Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned by Portfolio Manager
MLP Energy Infrastructure Fund
Kyri Loupis	Over $1,000,000
Matthew Cooper	None
Christopher Schiesser	$50,001 - $100,000
Akif Irfan	$10,001 - $50,000
Energy Infrastructure Fund
Kyri Loupis	Over $1,000,000
Matthew Cooper	None
Akif Irfan	None
Clean Energy Income Fund
Ben Okin	None
Kristin Kuney	$50,001 - $100,000
Kyri Loupis	None
Distributor and Transfer Agent
Distributor. Goldman Sachs, 200 West Street, New York, New York 10282, serves as the exclusive distributor of shares of the Funds pursuant to a “best efforts” arrangement as provided by a distribution agreement with the Trust on behalf of the Funds. Shares of the Funds are offered and sold on a continuous basis by Goldman Sachs, acting as agent. Pursuant to the distribution agreement, after the Prospectuses and periodic reports have been prepared, set in type and mailed to shareholders, Goldman Sachs will pay for the printing and distribution of copies thereof used in connection with the offering to prospective investors. Goldman Sachs will also pay for other supplementary sales literature and advertising costs. Goldman Sachs may enter into sales agreements with certain Intermediaries to solicit subscriptions for Class A, Class C, Investor, Class R, Class R6 and Class P Shares of the Funds. Goldman Sachs receives a portion of the sales charge imposed on the sale, in the case of Class A Shares, or redemption, in the case of Class C Shares (and in certain cases, Class A Shares), of Fund shares.

Goldman Sachs retained approximately the following commissions on sales of Class A or Class C Shares during the last three fiscal years:
Fund	Fiscal Year ended November 30, 2024	Fiscal Year ended November 30, 2023	Fiscal Year ended November 30, 2022
MLP Energy Infrastructure Fund	$4,157	$1,569	$2,995
Energy Infrastructure Fund	$422	$1,430	$5,704
Clean Energy Income Fund	$33	$234	$5,673
Dealer Reallowances. Class A Shares of the Funds are sold subject to a front-end sales charge, as described in the applicable Prospectus and in this SAI in the section “SHARES OF THE TRUST.” Goldman Sachs may pay commissions to Intermediaries that sell Class A Shares of the Funds in the form of a “reallowance” of all or a portion of the sales charge paid on the purchase of those shares. Goldman Sachs reallows 4.69%, 4.51%, and 5.02% of the MLP Energy Infrastructure Fund’s, Energy Infrastructure Fund’s and Clean Energy Income Fund’s offering prices, respectively, with respect to purchases of Class A Shares under $50,000.
Dealer allowances may be changed periodically. During special promotions, the entire sales charge may be reallowed to Intermediaries. Intermediaries to whom substantially the entire sales charge is reallowed may be deemed to be “underwriters” under the 1933 Act.
Transfer Agent. Goldman Sachs, 71 South Wacker Drive, Suite 1200 Chicago, IL 60606 serves as the Trust’s transfer and dividend disbursing agent. Under its transfer agency agreement with the Trust, Goldman Sachs has undertaken with the Trust with respect to the Funds to: (i) record the issuance, transfer and redemption of shares, (ii) provide purchase and redemption confirmations and quarterly statements, as well as certain other statements, (iii) provide certain information to the Trust’s custodian and the relevant sub-custodian in connection with redemptions, (iv) provide dividend crediting and certain disbursing agent services, (v) maintain shareholder accounts, (vi) provide certain state Blue Sky and other information, (vii) provide shareholders and certain regulatory authorities with tax related information, (viii) respond to shareholder inquiries, and (ix) render certain other miscellaneous services. For its transfer agency and dividend disbursing agent services, Goldman Sachs is entitled to receive a transfer agency fee equal, on an annualized basis, to 0.03% of average daily net assets with respect to the Funds’ Class R6 and Class P Shares, to 0.04% of average daily net assets with respect to the Funds’ Institutional Shares and 0.15% of average daily net assets with respect to the Funds’ Class A, Class C, Investor and Class R Shares (less transfer agency expenses borne by a share class). Goldman Sachs may pay to certain intermediaries who perform transfer agent services to shareholders a networking or sub-transfer agent fee. These payments will be made from the transfer agency fees noted above and in the Funds’ applicable Prospectus.
As compensation for services rendered to the Funds by Goldman Sachs as transfer and dividend disbursing agent and the assumption by Goldman Sachs of the expenses related thereto, Goldman Sachs received fees for the fiscal years ended November 30, 2024, November 30, 2023 and November 30, 2022 from the Funds as follows under the fee schedules then in effect:
Class A and C Shares
Fund	Fiscal Year ended November 30, 2024	Fiscal Year ended November 30, 2023	Fiscal Year ended November 30, 2022
MLP Energy Infrastructure Fund	$117,626	$110,918	$114,706
Energy Infrastructure Fund	$5,050	$4,550	$2,688
Clean Energy Income Fund	$4,244	$6,740	$8,281

Institutional and Class R6 Shares
Fund	Fiscal Year ended November 30, 2024	Fiscal Year ended November 30, 2023	Fiscal Year ended November 30, 2022
MLP Energy Infrastructure Fund	$104,394	$110,008	$117,661
Energy Infrastructure Fund	$11,041	$24,210	$34,098
Clean Energy Income Fund	$1,774	$3,102	$3,053

Investor and Class R Shares
Fund	Fiscal Year ended November 30, 2024	Fiscal Year ended November 30, 2023	Fiscal Year ended November 30, 2022
MLP Energy Infrastructure Fund	$85,088	$78,298	$75,160
Energy Infrastructure Fund	$322	$264	$213
Clean Energy Income Fund[1]	$2,805	$6,303	$13,695
1
Class R Shares of the Clean Energy Income Fund ceased operations on July 14, 2023.
Class P Shares
Fund	Fiscal Year ended November 30, 2024	Fiscal Year ended November 30, 2023	Fiscal Year ended November 30, 2022
MLP Energy Infrastructure Fund	$354,743	$323,967	$274,932
Energy Infrastructure Fund	$99,654	$86,114	$80,082
Clean Energy Income Fund	$18,044	$64,356	$99,368
The Trust’s distribution and transfer agency agreements each provide that Goldman Sachs may render similar services to others so long as the services Goldman Sachs provides thereunder are not impaired thereby. Such agreements also provide that the Trust will indemnify Goldman Sachs against certain liabilities.
Expenses
The Trust, on behalf of each Fund, is responsible for the payment of the Funds’ expenses. The expenses include, without limitation, the fees payable to the Investment Adviser, service fees paid to Intermediaries, the fees and expenses of the Trust’s custodian and subcustodians, transfer agent fees and expenses, pricing service fees and expenses, brokerage fees and commissions, filing fees for the registration or qualification of the Trust’s shares under federal or state securities laws, expenses of the organization of the Trust, fees and expenses incurred by the Trust in connection with membership in investment company organizations including, but not limited to, the Investment Company Institute, taxes, interest, costs of liability insurance, fidelity bonds or indemnification, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law, legal, tax and auditing fees and expenses (including the cost of legal and certain accounting services rendered by employees of Goldman Sachs or its affiliates with respect to the Trust), expenses of preparing and setting in type Prospectuses, SAIs, proxy material, reports and notices and the printing and distributing of the same to the Trust’s shareholders and regulatory authorities, shareholder expenses, any expenses assumed by a Fund pursuant to its distribution and service plans, compensation and expenses of its Independent Trustees, the fees and expenses of pricing services, dividend expenses on short sales and extraordinary expenses, if any, incurred by the Trust. Except for fees and expenses under any distribution and service plan applicable to a particular class and transfer agency fees and expenses, all Fund expenses are borne on a non-class specific basis.
Fees and expenses borne by a Fund relating to legal counsel, registering shares of a Fund, holding meetings and communicating with shareholders may include an allocable portion of the cost of maintaining an internal legal and compliance department. A Fund may also bear an allocable portion of the Investment Adviser’s costs of performing certain accounting services not being provided by the Trust’s custodian.
The imposition of the Investment Adviser’s fees, as well as other operating expenses, will have the effect of reducing the total return to investors. From time to time, the Investment Adviser may waive receipt of fees and/or assume certain expenses of a Fund, which would have the effect of lowering the Fund’s overall expense ratio and increasing total return to investors at the time such amounts are waived or assumed, as the case may be.
As of March 30, 2025, the Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses), to 0.064%, 0.064% and 0.054% of average daily net assets for the MLP Energy Infrastructure Fund, the Energy Infrastructure Fund and the Clean Energy Income Fund, respectively, through at least March 30, 2026, and prior to such date, the Investment Adviser may not terminate these arrangements without the approval of the Board of

Trustees. The expense limitation may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so. A Fund’s “Other Expenses” may be further reduced by any custody and transfer agency fee credits received by the Fund.
Reimbursements
For the fiscal years ended November 30, 2024, November 30, 2023 and November 30, 2022, “Other Expenses” of each Fund were reduced by the Investment Adviser in the following amounts under expense limitations that were then in effect:
Fund	Fiscal Year ended November 30, 2024	Fiscal Year ended November 30, 2023	Fiscal Year ended November 30, 2022
MLP Energy Infrastructure Fund	$0	$0	$58,197
Energy Infrastructure Fund	$231,540	$200,649	$237,987
Clean Energy Income Fund	$371,285	$278,926	$302,743
Custodian and Sub-Custodians
State Street, One Lincoln Street, Boston, MA 02111, is the custodian of the Funds’ portfolio securities and cash. State Street also maintains the Funds’ accounting records. State Street may appoint domestic and foreign sub-custodians and use depositories from time to time to hold securities and other instruments purchased by the Trust in foreign countries and to hold cash and currencies for the Trust.
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Suite 500, Boston, MA, 02210, is the Funds’ independent registered public accounting firm. In addition to audit services, PricewaterhouseCoopers LLP provides assistance on certain non-audit matters.
Securities Lending
Pursuant to the agreements between the Energy Infrastructure Fund and the Clean Energy Income Fund and the Bank of New York Mellon (“BNYM”), the Funds may lend their securities through BNYM as securities lending agent to certain qualified borrowers, including Goldman Sachs and its affiliates (the “Securities Agency Lending Agreement”). As securities lending agent of the Funds, BNYM administers the Funds’ securities lending program. These services include arranging the securities loans with approved borrowers and collecting fees and rebates due to the Funds from each borrower. BNYM also collects and maintains collateral intended to secure the obligations of each borrower and marks to market daily the value of loaned securities. If a borrower defaults on a loan, BNYM is authorized to exercise contractual remedies as securities lending agent to the Funds and, pursuant to the terms of the Securities Lending Agency Agreement, has agreed to indemnify the Funds for losses due to a borrower’s failure to return a lent security, which exclude losses associated with collateral reinvestment. BNYM may also, in its capacity as securities lending agent, invest cash received as collateral in pre-approved investments in accordance with the Securities Lending Agency Agreement. BNYM maintains records of loans made and income derived therefrom and makes available such records that the Funds deem necessary to monitor the securities lending program.
The MLP Energy Infrastructure Fund, Energy Infrastructure Fund and Clean Energy Income Fund did not engage in any securities lending transactions during the fiscal year ended November 30, 2024 and thus there is no information to report.
POTENTIAL CONFLICTS OF INTEREST
General Categories of Conflicts Associated with the Fund
Goldman Sachs (which, for purposes of this “POTENTIAL CONFLICTS OF INTEREST” section, shall mean, collectively, The Goldman Sachs Group, Inc., the Investment Adviser and their affiliates, directors, partners, trustees, managers, members, officers and employees) is a worldwide, full-service investment banking, broker-dealer, asset management and financial services organization and a major participant in global financial markets. As such, it provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and individuals. Goldman Sachs acts as broker-dealer, investment adviser, investment banker, underwriter, research provider, administrator, financier, adviser, market maker, trader, prime broker, derivatives dealer, clearing agent, lender, counterparty, agent, principal, distributor, investor or in other commercial capacities for accounts or companies (including Fund portfolio companies) or affiliated or unaffiliated investment funds (including pooled investment vehicles and private funds). In those and other capacities, Goldman Sachs advises and deals with clients and third parties in all markets and transactions and purchases, sells, holds and recommends a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products, for its own account and for the accounts of clients and of its personnel. In addition, Goldman Sachs has direct and indirect interests in the global fixed income, currency, commodity, equities, bank loan and other markets. In certain cases, the Investment Adviser causes the Fund to invest in products and strategies sponsored, managed or advised by Goldman Sachs or in which Goldman Sachs has an interest, either directly or indirectly, or otherwise restricts the Fund from making such investments, as further described herein. In this regard, there are instances when Goldman Sachs’ activities and dealings with other clients and third parties affect the Fund in ways that disadvantage the Fund and/or benefit Goldman Sachs or other Accounts.
In addition, the Investment Adviser’s activities on behalf of certain other entities that are not investment advisory clients of the Investment Adviser create conflicts of interest between such entities, on the one hand, and Accounts (including the Fund), on the other hand, that are the same as or similar to the conflicts that arise between the Fund and other Accounts, as described herein. In managing conflicts of interest that arise as a result of the foregoing, the Investment Adviser generally will be subject to fiduciary requirements. For purposes of this “POTENTIAL CONFLICTS OF INTEREST” section, “Funds” shall mean, collectively, the Fund and any of the other Goldman Sachs Funds, and “Accounts” shall mean Goldman Sachs’ own accounts, accounts in which personnel of Goldman Sachs have an interest, accounts of Goldman Sachs’ clients, including separately managed accounts (or separate accounts), and investment vehicles that Goldman Sachs sponsors, manages or advises, including the Fund.
The conflicts herein do not purport to be a complete list or explanation of the conflicts associated with the financial or other interests the Investment Adviser or Goldman Sachs may have now or in the future. Additional information about potential conflicts of interest regarding the Investment Adviser and Goldman Sachs is set forth in the Investment Adviser’s Form ADV. A copy of Part 1 and Part 2A of the Investment Adviser's Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov).
The Sale of Fund Shares and the Allocation of Investment Opportunities
Sales Incentives and Related Conflicts Arising from Goldman Sachs’ Financial and Other Relationships with Intermediaries
Goldman Sachs and its personnel, including employees of the Investment Adviser, receive benefits and earn fees and compensation for services provided to Accounts (including the Funds) and in connection with the distribution of the Funds. Any such fees and compensation are generally paid directly or indirectly out of the fees payable to the Investment Adviser in connection with the management of such Accounts (including the Funds). Moreover, Goldman Sachs and its personnel, including employees of the Investment Adviser, have relationships (both involving and not involving the Funds, and including without limitation placement, brokerage, advisory and board relationships) with distributors, consultants and others who recommend, or engage in transactions with or for, the Funds. Such distributors, consultants and other parties may receive compensation from Goldman Sachs or the Funds in connection with such relationships. As a result of these relationships, distributors, consultants and other parties have conflicts that create incentives for them to promote the Funds.
To the extent permitted by applicable law, Goldman Sachs and the Funds have in the past made, and may in the future make, payments to authorized dealers and other financial intermediaries and to salespersons to promote the Funds. These payments may be made out of Goldman Sachs’ assets or amounts payable to Goldman Sachs. These payments create an incentive for such persons to highlight, feature or recommend the Funds.
Allocation of Investment Opportunities Among the Funds and Other Accounts
The Investment Adviser manages or advises multiple Accounts (including Accounts in which Goldman Sachs and its personnel have an interest) that have investment objectives that are the same or similar to the Funds and that seek to make or sell investments in the same securities or other instruments, sectors or strategies as the Funds. This creates potential conflicts, particularly in circumstances where the availability or liquidity of such investment opportunities is limited (e.g., in local and emerging markets, high yield securities, fixed income securities, direct loan originations, regulated industries, small capitalization, direct or indirect investments in private investment funds, investments in master limited partnerships in the oil and gas industry, initial public offerings/new issues and privately-issued debt securities).
Accounts (including the Funds) may invest in other Accounts (including the Funds) at or near the establishment of such Accounts, which may facilitate the Accounts achieving a specified size or scale. Conversely, Accounts (including the Funds) may also invest in other Accounts (including the Funds) that are near the end of their life and investment by Accounts (including the Funds) may allow such products to continue in operation.
The Investment Adviser does not receive performance-based compensation in respect of its investment management activities on behalf of the Funds, but may simultaneously manage Accounts for which the Investment Adviser receives greater fees or other compensation (including performance-based fees or allocations) than it receives in respect of the Funds. The simultaneous management of Accounts that pay greater fees or other compensation and the Funds creates a conflict of interest as the Investment Adviser has an incentive to favor Accounts with the potential to receive greater fees when allocating resources, services, functions or investment opportunities among Accounts. For instance, the Investment Adviser will be faced with a conflict of interest when allocating scarce investment opportunities given the possibly greater fees from Accounts that pay performance-based fees.
To address these potential conflicts, the Investment Adviser has developed allocation policies and procedures that provide that the Investment Adviser’s personnel making portfolio decisions for Accounts will make investment decisions for, and allocate investment opportunities among, such Accounts consistent with the Investment Adviser’s fiduciary obligations. However, the availability, amount, timing, structuring or terms of an investment available to the Funds differ from, and performance may be lower than, the investments and performance of other Accounts in certain cases. In addition, these policies and procedures may result in the pro rata allocation (on a basis determined by the Investment Adviser) of limited opportunities across eligible Accounts managed by a particular portfolio management team, but in other cases such allocation may not be pro rata. Furthermore, certain investment opportunities sourced by the Investment Adviser, or Goldman Sachs businesses or divisions outside of the Investment Adviser, may be allocated to Goldman Sachs for its own account or investment vehicles organized to facilitate investment by its current or former directors, partners, trustees, managers, members, officers, employees, and their families and related entities, including employee benefit plans in which they participate, and current consultants, and not to Accounts. See Item 11 (“Code of Ethics, Participation or Interest in Client Transactions and Personal Trading—Participation or Interest in Client Transactions—Certain Effects of the Activities of Goldman Sachs and Advisory Accounts”) of the Investment Adviser’s Form ADV.
Allocation-related decisions for the Funds and other Accounts are made by reference to one or more factors. Factors may include: the date of inception of the Account; the Account’s portfolio and its investment horizons and objectives (including with respect to portfolio construction and target returns); the risk profile of the investment; guidelines and restrictions (including legal and regulatory restrictions affecting certain Accounts or affecting holdings across Accounts); client instructions; adverse effects of timing on other Accounts or the Investment Adviser potentially participating in the investment opportunity; strategic fit and other portfolio management considerations, including different desired levels of exposure to certain strategies; the expected future capacity of the Funds and the applicable Accounts; limits on the Investment Adviser’s brokerage discretion; cash and liquidity needs and other considerations; anticipated magnitude of the overall investment program for the then current year and any changes in the rate at which the program is carried out; the availability (or lack thereof) of other appropriate or substantially similar investment opportunities; the opportunity to invest in different layers in the capital structure of a company; differences in benchmark factors and hedging strategies among Accounts; the Investment Adviser’s perception of a potential co-investment party’s interest; and the source of the investment opportunity. Suitability considerations, reputational matters and other considerations may also be considered.
In a case in which one or more Accounts are intended to be the Investment Adviser’s primary investment vehicles focused on, or to receive priority with respect to, a particular trading strategy (“Primary Vehicles”) (as determined in the Investment Adviser’s discretion, and including investments sourced by or available from the Investment Adviser or affiliates of the Investment Adviser), other Accounts (including the Funds) may not have access to such strategy or may have more limited access than would otherwise be the case. For example, access to such strategies may only be available to certain Account clients through an investment in a Primary Vehicle, which investment would result in additional management fees and/or performance-based compensation payable to the

Investment Adviser. To the extent that such Accounts are managed by areas of Goldman Sachs other than the Investment Adviser, such Accounts will not be subject to the Investment Adviser’s allocation policies. Investments by such Accounts may reduce or eliminate the availability of investment opportunities to, or otherwise adversely affect, the Fund. Furthermore, in cases in which one or more Accounts are intended to be the Investment Adviser’s primary investment vehicles focused on, or receive priority with respect to, a particular trading strategy or type of investment, such Accounts have specific policies or guidelines with respect to Accounts or other persons receiving the opportunity to invest alongside such Accounts with respect to one or more investments (“Co-Investment Opportunities”). As a result, certain Accounts or other persons will receive allocations to, or rights to invest in, Co-Investment Opportunities that are not available generally to the Funds.
In addition, in some cases the Investment Adviser makes investment recommendations to Accounts that make investment decisions independently of the Investment Adviser. In circumstances in which there is limited availability of an investment opportunity, if such Accounts invest in the investment opportunity at the same time as, or prior to, a Fund, the availability of the investment opportunity for the Fund will be reduced irrespective of the Investment Adviser’s policies regarding allocations of investments.
The Investment Adviser, from time to time, develops and implements new trading strategies or seeks to participate in new trading strategies and investment opportunities. These strategies and opportunities are not employed in all Accounts or employed pro rata among Accounts where they are used, even if the strategy or opportunity is consistent with the objectives of such Accounts. Further, a trading strategy employed for a Fund that is similar to, or the same as, that of another Account may be implemented differently, sometimes to a material extent. For example, a Fund may invest in different securities or other assets, or invest in the same securities and other assets but in different proportions, than another Account with the same or similar trading strategy. The implementation of the Fund’s trading strategy depends on a variety of factors, including the portfolio managers involved in managing the trading strategy for the Account, the time difference associated with the location of different portfolio management teams, and the factors described above and in Item 6 (“PERFORMANCE-BASED FEES AND SIDE-BY-SIDE MANAGEMENT—Side-by-Side Management of Advisory Accounts; Allocation of Opportunities”) of the Investment Adviser’s Form ADV.
During periods of unusual market conditions, the Investment Adviser may deviate from its normal trade allocation practices. For example, this may occur with respect to the management of unlevered and/or long-only Accounts that are typically managed on a side-by-side basis with levered and/or long-short Accounts.
The Investment Adviser and the Funds may receive notice of, or offers to participate in, investment opportunities from third parties for various reasons. The Investment Adviser in its sole discretion will determine whether a Fund will participate in any such investment opportunities and investors should not expect that the Fund will participate in any such investment opportunities unless the opportunities are received pursuant to contractual requirements, such as preemptive rights or rights offerings, under the terms of the Fund’s investments. Some or all Funds may, from time to time, be offered investment opportunities that are made available through Goldman Sachs businesses outside of the Investment Adviser, including, for example, interests in real estate and other private investments. In this regard, a conflict of interest exists to the extent that Goldman Sachs controls or otherwise influences the terms and pricing of such investments and/or retains other benefits in connection therewith. However, Goldman Sachs businesses outside of the Investment Adviser are under no general obligation or other duty to provide investment opportunities to the Funds, and generally are not expected to do so. Further, opportunities sourced within particular portfolio management teams within the Investment Adviser may not be allocated to Accounts (including the Funds) managed by such teams or by other teams. Opportunities not allocated (or not fully allocated) to the Funds or other Accounts managed by the Investment Adviser may be undertaken by Goldman Sachs (including the Investment Adviser), including for Accounts, or made available to other Accounts or third parties, and the Funds will not receive any compensation related to such opportunities. Even in the case of an opportunity received by a Fund pursuant to contractual requirements, the Investment Adviser may decide in its discretion that the Fund will not participate in such opportunity for portfolio construction reasons, due to the investment objective and strategies of such Fund, or because the Investment Adviser determines that participation would not be appropriate for such Fund for other reasons, in which case the Investment Adviser may allocate such opportunity to another Account. Additional information about the Investment Adviser’s allocation policies is set forth in Item 6 (“PERFORMANCE-BASED FEES AND SIDE-BY-SIDE MANAGEMENT—Side-by-Side Management of Advisory Accounts; Allocation of Opportunities”) of the Investment Adviser’s Form ADV.

As a result of the various considerations above, there will be cases in which certain Accounts (including Accounts in which Goldman Sachs and personnel of Goldman Sachs have an interest) receive an allocation of an investment opportunity (including an investment opportunity sourced by or available from the Investment Adviser or affiliates of the Investment Adviser) at times that the Funds do not, or when the Funds receive an allocation of such opportunities but on different terms than other Accounts (which may be less favorable). In addition, due to regulatory or other considerations, the receipt of an investment opportunity by certain Funds may restrict or limit the ability of other Funds to receive an allocation of the same opportunity. The application of these considerations may cause differences in the performance of different Accounts that employ strategies the same or similar to those of the Funds.
Certain Accounts may be unable to participate directly in particular types of investment opportunities (including those sourced by or available from the Investment Adviser or affiliates of the Investment Adviser), such as certain types of loans, due to the nature and/or size of the Accounts or limitations or prohibitions in applicable loan or transaction documentation. In addition, certain Accounts may be limited due to the timing or specific nature of the particular investment opportunity.
Multiple Accounts (including the Funds) may participate in a particular investment or incur expenses applicable in connection with the operation or management of the Accounts, or otherwise may be subject to costs or expenses that are allocable to more than one Account (which may include, without limitation, research expenses, technology expenses, valuation agent expenses, expenses relating to participation in bondholder groups, restructurings, class actions and other litigation, and insurance premiums). The Investment Adviser may allocate investment-related and other expenses on a pro rata or different basis. Certain Accounts are, by their terms or by determination of the Investment Adviser, on a case-by-case basis, not responsible for their share of such expenses, and, in addition, the Investment Adviser has agreed with certain Accounts to cap the amount of expenses (or the amount of certain types of expenses) borne by such Accounts, which results in such Accounts not bearing the full share of expenses they would otherwise have borne as described above. As a result, certain Accounts are responsible for bearing a different or greater amount of expenses, while other Accounts do not bear any, or do not bear their full share, of such expenses. The Investment Adviser may bear any such expenses on behalf of certain Accounts and not for others, as it determines in its sole discretion. If the Investment Adviser bears expenses on behalf of an Account and the Account subsequently receives reimbursement for such expenses, the Investment Adviser will generally be entitled to receive all or a portion of the amount of such reimbursement, up to the amount that was borne by the Investment Adviser on behalf of such Account.
Accounts will generally incur expenses with respect to the consideration and pursuit of transactions that are not ultimately consummated (“broken-deal expenses”). Examples of broken-deal expenses include (i) research costs, (ii) fees and expenses of legal, financial, accounting, consulting or other advisers (including the Investment Adviser or its affiliates) in connection with conducting due diligence or otherwise pursuing a particular non-consummated transaction, (iii) fees and expenses in connection with arranging financing for a particular non-consummated transaction, (iv) travel, entertainment and overtime meal and transportation costs, (v) deposits or down payments that are forfeited in connection with, or amounts paid as a penalty for, a particular non-consummated transaction and (vi) other expenses incurred in connection with activities related to a particular non-consummated transaction.
The Investment Adviser has adopted policies and procedures relating to the allocation of broken-deal expenses among Accounts (including the Funds) and other potential investors. Pursuant to such policies and procedures, broken-deal expenses generally will be allocated among Accounts in the manner that the Investment Adviser determines to be fair and equitable, which will be pro rata or on a different basis, including that an Account may bear more than its pro rata share of such broken-deal expenses.
Goldman Sachs’ Financial and Other Interests May Incentivize Goldman Sachs to Promote the Sale of Fund Shares
Goldman Sachs and its personnel have interests in promoting sales of Fund shares, and the compensation from such sales may be greater than the compensation relating to sales of interests in other Accounts. Therefore, Goldman Sachs and its personnel may have a financial interest in promoting Fund shares over interests in other Accounts.
Management of the Funds by the Investment Adviser
Considerations Relating to Information Held by Goldman Sachs

Goldman Sachs has established certain information barriers and other policies designed to address the sharing of information between different businesses within Goldman Sachs. As a result of information barriers, the Investment Adviser generally will not have access, or will have limited access, to certain information and personnel, including senior personnel, in other areas of Goldman Sachs, and generally will not manage the Funds with the benefit of information held by such other areas. Goldman Sachs, due to its access to and knowledge of funds, markets and securities based on its prime brokerage and other businesses, will from time to time make decisions based on information or take (or refrain from taking) actions with respect to interests in investments of the kind held (directly or indirectly) by the Funds in a manner that is adverse to the Funds, and will not have any obligation or other duty to share information with the Investment Adviser.
In limited circumstances, however, including for purposes of managing business and reputational risk, and subject to policies and procedures, personnel on one side of an information barrier may have access to information and personnel on the other side of the information barrier through “wall crossings.” The Investment Adviser faces conflicts of interest in determining whether to engage in such wall crossings. In addition, Goldman Sachs or the Investment Adviser may determine to move certain personnel, businesses, or business units from one side of an information barrier to the other side of the information barrier. In connection therewith, Goldman Sachs personnel, businesses, and business units that were moved will no longer have access to the personnel, businesses and business units on the side of the information barrier from which they were moved.
Information obtained in connection with such wall crossings and changes to information barriers may limit or restrict the ability of the Investment Adviser to engage in or otherwise effect transactions on behalf of the Funds (including purchasing or selling securities that the Investment Adviser may otherwise have purchased or sold for an Account in the absence of a wall crossing or change to an information barrier). In managing conflicts of interest that arise as a result of the foregoing, the Investment Adviser generally will be subject to fiduciary requirements. Information barriers also exist between certain businesses within the Investment Adviser. The conflicts described herein with respect to information barriers and otherwise with respect to Goldman Sachs and the Investment Adviser also apply to the asset management business of Goldman Sachs Asset & Wealth Management (of which the Investment Adviser is a part), as well as to the other businesses within Goldman Sachs Asset & Wealth Management (including the Investment Adviser). In addition, there may also be circumstances in which, as a result of information held by certain portfolio management teams in the Investment Adviser, the Investment Adviser limits an activity or transaction for a Fund, including if the Fund is managed by a portfolio management team other than the team holding such information.
In addition, regardless of the existence of information barriers, Goldman Sachs will not have any obligation or other duty to make available for the benefit of the Funds any information regarding Goldman Sachs’ trading activities, strategies or views, or the activities, strategies or views used for other Accounts. Furthermore, to the extent that the Investment Adviser has developed fundamental analysis and proprietary technical models or other information, Goldman Sachs and its personnel, or other parts of the Investment Adviser, will not be under any obligation or other duty to share certain information with the Investment Adviser or personnel involved in decision-making for Accounts (including the Funds), and the Funds may make investment decisions that differ from those they would have made if Goldman Sachs had provided such information, and be disadvantaged as a result thereof.
Different areas of the Investment Adviser and Goldman Sachs take views, and make decisions or recommendations, that are different than those of other areas of the Investment Adviser and Goldman Sachs. Different portfolio management teams within the Investment Adviser make decisions based on information or take (or refrain from taking) actions with respect to Accounts they advise in a manner different than or adverse to the Funds. Such teams do not share information with the Funds’ portfolio management teams, including as a result of certain information barriers and other policies, and will not have any obligation or other duty to do so.
Goldman Sachs operates a business known as Prime Services, which provides prime brokerage, administrative and other services to clients that from time to time involve investment funds (including pooled investment vehicles and private funds) in which one or more Accounts invest (“Underlying Funds”) or markets and securities in which Accounts invest. Prime Services and other parts of Goldman Sachs have broad access to information regarding the current status of certain markets, investments and funds and detailed information about fund operators that is not available to the Investment Adviser. In addition, Goldman Sachs from time to time acts as a prime broker to one or more Underlying Funds, in which case Goldman Sachs will have information concerning the investments and transactions of such Underlying Funds that is not available to the Investment Adviser. As a result of these and other activities, parts of Goldman Sachs will possess information in respect of markets, investments, investment advisers that are affiliated or unaffiliated with Goldman Sachs and Underlying Funds, which, if known to the Investment Adviser, might cause the Investment

Adviser to seek to dispose of, retain or increase interests in investments held by Accounts or acquire certain positions on behalf of Accounts, or take other actions. Goldman Sachs will be under no obligation or other duty to make any such information available to the Investment Adviser or personnel involved in decision-making for Accounts (including the Funds).
Valuation of the Funds’ Investments
The Investment Adviser performs certain valuation services related to securities and assets held in the Funds. The Investment Adviser performs such valuation services in accordance with its valuation policies. The Investment Adviser may value an identical asset differently than Goldman Sachs, or another division or unit within Goldman Sachs values the asset, including because Goldman Sachs, or such other division or unit, has information or uses valuation techniques and models that it does not share with, or that are different than those of, the Investment Adviser. This is particularly the case in respect of difficult-to-value assets. The Investment Adviser may also value an identical asset differently in different Accounts, including because different Accounts are subject to different valuation guidelines pursuant to their respective governing agreements (e.g., in connection with certain regulatory restrictions applicable to different Accounts). In addition, there may be significant differences in the treatment of the same asset by the Investment Adviser and Goldman Sachs, other divisions or units of Goldman Sachs, and/or among Accounts (e.g., with respect to an asset that is a loan, there can be differences when it is determined that such loan is deemed to be on non-accrual status or in default). Differences in valuation should be expected where different third-party vendors are hired to perform valuation functions for the Accounts, the Accounts are managed or advised by different portfolio management teams within the Investment Adviser that employ different valuation policies or procedures, or otherwise. The Investment Adviser will face a conflict with respect to valuations generally because of their effect on the Investment Adviser’s fees and other compensation. Furthermore, the application of particular valuation policies with respect to the Funds will, under certain circumstances, result in improved performance of the Funds.
Data and Information Sharing
Accounts, the Investment Adviser, and/or their respective affiliates, portfolio companies and other investments (collectively, the “Data Parties”) often possess data and information that they may utilize for various purposes and which they would not otherwise possess in the ordinary course of their businesses. For example, information relating to business operations, trends, budgets, customers or users, assets, funding and other metrics that the Data Parties possess or acquire through their management of Accounts and/or their own businesses and investment activities may be used by Goldman Sachs to identify and/or evaluate potential investments for Accounts and to facilitate the management of Accounts, including through operational improvements. Conversely, Goldman Sachs may use data and information that it has or acquires in connection with an Account’s activities for the benefit of Goldman Sachs’ own businesses and investment activities and their portfolio companies and other investments.
From time to time, Goldman Sachs may commission third-party research, at an Account’s expense, in connection with the diligence of an investment opportunity or in connection with its management of a portfolio investment, and such research is expected to subsequently be available to other investment vehicles (and such persons will generally not be required to compensate an Account for the benefit they receive from such research). Such benefits could be material and Goldman Sachs will have no duty, contractual, fiduciary or otherwise, not to use such information in connection with the business and investment activities of itself, Accounts and/or their portfolio companies and other investments.
Furthermore, except for contractual obligations to third parties to maintain confidentiality of certain information, regulatory limitations on the use of material nonpublic information, and the Data Parties’ information walls, Goldman Sachs is generally free to use data and information from an Account’s activities to assist in the pursuit of its various other interests and activities, including to trade for the benefit of Goldman Sachs or another Account. Accounts and other sources of such data and information may not receive any financial or other benefit from having provided such data and information to Goldman Sachs. The potential ability to monetize such data and information may create incentives for Goldman Sachs to cause an Account to invest in entities and companies with a significant amount of data that it might not otherwise have invested in or on terms less favorable than it otherwise would have sought to obtain.
Goldman Sachs’ and the Investment Adviser’s Activities on Behalf of Other Accounts

The Investment Adviser provides advisory services to the Funds. Goldman Sachs (including the Investment Adviser), the clients it advises, and its personnel have interests in and advise Accounts that have investment objectives or portfolios similar to, related to or opposed to those of the Funds. Goldman Sachs may receive greater fees or other compensation (including performance-based fees) from such Accounts than it does from the Funds, in which case Goldman Sachs is incentivized to favor such Accounts. In addition, Goldman Sachs (including the Investment Adviser), the clients it advises, and its personnel may engage (or consider engaging) in commercial arrangements or transactions with Accounts, and/or compete for commercial arrangements or transactions in the same types of companies, assets securities and other instruments, as the Funds. Such arrangements, transactions or investments adversely affect such Funds by, for example, limiting their ability to engage in such activity or affecting the pricing or terms of such arrangements, transactions or investments. Moreover, a particular Fund on the one hand, and Goldman Sachs or other Accounts, on the other hand, may vote differently on or take or refrain from taking different actions with respect to the same security, which are disadvantageous to the Fund. Additionally, as described below, the Investment Adviser faces conflicts of interest arising out of Goldman Sachs’ relationships and business dealings in connection with decisions to take or refrain from taking certain actions on behalf of Accounts when doing so would be adverse to Goldman Sachs’ relationships or other business dealings with such parties.
Transactions by, advice to and activities of Accounts (including with respect to investment decisions, voting and the enforcement of rights) may involve the same or related companies, securities or other assets or instruments as those in which the Funds invest, and it should be expected that such Accounts engage in a strategy while a Fund is undertaking the same or a differing strategy, any of which could directly or indirectly disadvantage the Fund (including its ability to engage in a transaction or other activities).
In various circumstances, different Accounts make investments as part of a single transaction, including in situations in which multiple Accounts comprise a single “fund family” and situations in which Accounts make investments on a side-by-side basis on the same terms and conditions. In these circumstances, the participating Accounts may have different interests, such as different investment timing horizons, including, for example, when certain Accounts are closed-end vehicles or otherwise have a limited investment period, while other Accounts are open-ended or otherwise have a less limited investment period. Similarly, capital contribution and other obligations associated with an investment may extend beyond a particular Account’s investment period or expected term. In such circumstances, the Investment Adviser may negotiate the terms of an investment on a collective basis and such terms may not be as favorable, from the perspective of a particular Account, than if the Account had been the sole participating Account. Terms required by one Account (for example, due to regulatory requirements) when it invests may negatively impact the ability of another Account to consummate the investment or may adversely alter its terms. Similarly, one Account may seek to dispose of an investment at a time when it would be desirable for another Account to continue to hold such investment (or vice versa). Depending on the structure of the applicable investment, disposing of a portion of the investment may be impractical or costly, or may have adverse effects on the rights of Accounts continuing to hold the investment. As a result, the Investment Adviser may be incentivized to accelerate or delay the sale, disposition or restructuring of an investment, which may have an adverse effect on certain of the Accounts participating in the transaction. Further, a particular Account that holds a minority interest in a portfolio company in which another Account owns a majority interest could be adversely affected in the context of restructuring and/or recapitalization transactions with respect to such portfolio company. When making an investment decision with respect to an investment in which multiple Accounts are invested, Goldman Sachs may primarily take into account the specific effect such investment decision will have on the Accounts as a whole, and not based on the best interests of any particular Account. In the event the Investment Adviser makes different investment decisions (including with respect to the timing of dispositions, additional investments, and other decisions) for Funds with respect to an investment in a common portfolio company, such Funds could have different rates of return and profit and loss on the investment or otherwise be adversely affected.
In addition, Goldman Sachs may be engaged to provide advice to an Account that is considering entering into a transaction with a Fund, and Goldman Sachs may advise the Account not to pursue the transaction with the Fund, or otherwise in connection with a potential transaction provide advice to the Account that would be adverse to the Fund. Additionally, if a Fund buys a security and an Account establishes a short position in that same security or in similar securities, such short position may result in the impairment of the price of the security that the Fund holds or could be designed to profit from a decline in the price of the security. A Fund could similarly be adversely impacted if it establishes a short position, following which an Account takes a long position in the same security or in similar securities. Furthermore, Goldman Sachs (including the Investment Adviser) may make filings in connection with a shareholder class action lawsuit or similar matter involving a particular security on behalf of an Account (including a Fund), but not on behalf of a different Account (including a Fund) that holds or held the same security, or that is invested in or has extended credit to different parts of the capital structure of the same issuer. Accounts may also have different rights in respect of an investment with the same issuer, or invest in different classes of the same issuer that have different rights, including, without limitation, with respect to liquidity. The determination to exercise such rights by the Investment Adviser on behalf of such other Accounts may have an adverse effect on the Funds.
The Funds are expected to transact with a variety of counterparties. Some of these counterparties will also engage in transactions with other Accounts managed by the Investment Adviser or another Goldman Sachs entity or business unit. For example, a Fund may directly or indirectly purchase assets from a counterparty at the same time the counterparty (or an affiliate thereof) is also negotiating to purchase different assets from another Account. This creates potential conflicts of interest, particularly with respect to the terms and purchase prices of the sales. For example, Goldman Sachs may receive fees or other compensation in connection with the sale of assets by an Account to a counterparty, which creates an incentive to negotiate a higher purchase price for those assets in a separate transaction where the Fund is a purchaser.
Similarly, a particular Fund may dispose of one or more assets through a block sale that includes assets held by other Accounts or as part of a series of transactions in which assets from multiple Accounts are sold to the same purchaser. This creates potential conflicts of interest, particularly with regard to the determination of the purchase prices of the applicable assets. For example, Goldman Sachs may receive greater fees or other compensation (including performance-based fees) in connection with the sale of assets in other Accounts that participate in a block sale as compared to the compensation that Goldman Sachs receives in connection with the sale of assets by the particular Fund. There can be no assurance that the compensation received by the particular Fund as a result of participating in a block sale would be greater than the compensation that the particular Fund would receive if its assets were sold as part of a standalone transaction. Any such transaction will be effected in accordance with the Investment Adviser’s fiduciary obligations.
Shareholders may be offered (or may already have) access to advisory services through several different Goldman Sachs businesses (including through Goldman Sachs & Co. LLC and the Investment Adviser). Different advisory businesses within Goldman Sachs manage Accounts according to different strategies and apply different criteria to the same or similar strategies and have differing investment views in respect of an issuer or a security or other investment. Similarly, within the Investment Adviser, certain investment teams or portfolio managers can have differing or opposite investment views in respect of an issuer or a security, and as a result some or all of the positions a Fund’s investment team or portfolio managers take in respect of the Fund will be inconsistent with, or adversely affected by, the interests and activities of the Accounts advised by other investment teams or portfolio managers of the Investment Adviser. Research, analyses or viewpoints will be available to clients or potential clients at different times. Goldman Sachs will not have any obligation or other duty to make available to the Funds any research or analysis at any particular time or prior to its public dissemination. The Investment Adviser is responsible for making investment decisions on behalf of the Funds, and such investment decisions can differ from investment decisions or recommendations by Goldman Sachs on behalf of other Accounts. The timing of transactions entered into or recommended by Goldman Sachs, on behalf of itself or its clients, including the Funds, may negatively impact the Funds or benefit certain other Accounts. For example, if Goldman Sachs, on behalf of one or more Accounts, implements an investment decision or strategy ahead of, or contemporaneously with, or behind similar investment decisions or strategies made for the Funds (whether or not the investment decisions emanate from the same research analysis or other information), it could result, due to market impact or other factors, in liquidity constraints or in certain Funds receiving less favorable investment or trading results or incurring increased costs. Similarly, if Goldman Sachs implements an investment decision or strategy that results in a purchase (or sale) of a security for one Fund, such implementation may increase the value of such security already held by another Account (or decrease the value of such security that such other Account intends to purchase), thereby benefitting such other Account.
Subject to applicable law, the Investment Adviser is incentivized to cause the Funds to invest in securities, bank loans or other obligations of companies affiliated with or advised by Goldman Sachs or in which Goldman Sachs or Accounts have an equity, debt or other interest, or to engage in investment transactions that may result in other Accounts being relieved of obligations or otherwise divested of investments, which may enhance the profitability of Goldman Sachs’ or other Accounts’ investment in and activities with respect to such companies. The Investment Adviser, in its discretion and in certain circumstances, recommends that certain Funds have ongoing business dealings, arrangements or agreements with persons who are (i) former employees of Goldman Sachs, (ii) affiliates or other portfolio companies of Goldman Sachs or other Accounts, (iii) Goldman Sachs’ employees’ family members and/or relatives and/or certain of their portfolio companies or (iv) persons otherwise associated with an investor in an Account or a portfolio company or service provider of Goldman Sachs or an Account. The Funds may bear, directly or indirectly, the costs of such dealings, arrangements or agreements. These recommendations, and recommendations relating to continuing any such dealings, arrangements or agreements, pose conflicts of interest and may be based on differing incentives due to Goldman Sachs’ relationships with such persons. In particular, when acting on behalf of, and making decisions for, Accounts, the Investment Adviser may take into account Goldman Sachs’ interests in maintaining its relationships and business dealings with such persons. As a result, the Investment Adviser faces conflicts of interest arising out of Goldman Sachs’ relationships and business dealings in connection with decisions to take or refrain from taking certain actions on behalf of Accounts when doing so would be adverse to Goldman Sachs’ relationships or other business dealings with such parties.
When the Investment Adviser wishes to place an order for different types of Accounts (including the Funds) for which aggregation is not practicable, the Investment Adviser may use a trade sequencing and rotation policy to determine which type of Account is to be traded first. Under this policy, each portfolio management team may determine the length of its trade rotation period and the sequencing schedule for different categories of clients within this period provided that the trading periods and these sequencing schedules are designed to be reasonable. Within a given trading period, the sequencing schedule establishes when and how frequently a given client category will trade first in the order of rotation. The Investment Adviser may deviate from the predetermined sequencing schedule under certain circumstances, and the Investment Adviser’s trade sequencing and rotation policy may be amended, modified or supplemented at any time without prior notice to clients.
Potential Conflicts Relating to Follow-On Investments
From time to time, the Investment Adviser provides opportunities to Accounts (including potentially the Funds) to make investments in companies in which certain Accounts have already invested. Such follow-on investments can create conflicts of interest, such as the determination of the terms of the new investment and the allocation of such opportunities among Accounts (including the Funds). Follow-on investment opportunities may be available to the Funds notwithstanding that the Funds have no existing investment in the issuer, resulting in the assets of the Funds potentially providing value to, or otherwise supporting the investments of, other Accounts. Accounts (including the Funds) may also participate in releveraging, recapitalization, and similar transactions involving companies in which other Accounts have invested or will invest. Conflicts of interest in these and other transactions arise between Accounts (including the Funds) with existing investments in a company or Accounts liquidating their investment in the company, on the one hand, and Accounts making subsequent investments in the company, on the other hand, which have opposing interests regarding pricing and other terms. In addition, the subsequent investments may dilute or otherwise adversely affect the interests of the previously-invested Accounts (including the Funds).
Diverse Interests of Shareholders
It should be expected that the various types of investors in and beneficiaries of the Funds, including to the extent applicable the Investment Adviser and its affiliates, have conflicting investment, tax and other interests with respect to their interests in the Funds. When considering a potential investment for a Fund, the Investment Adviser will generally consider the investment objectives of the Fund, not the investment objectives of any particular investor or beneficiary. The Investment Adviser makes decisions, including with respect to tax matters, from time to time that will be more beneficial to one type of investor or beneficiary than another, or to the Investment Adviser and its affiliates than to investors or beneficiaries unaffiliated with the Investment Adviser. In addition, Goldman Sachs faces certain tax risks based on positions taken by the Funds, including as a withholding agent. Goldman Sachs reserves the right on behalf of itself and its affiliates to take actions adverse to the Funds or other Accounts in these circumstances, including withholding amounts to cover actual or potential tax liabilities.
Selection of Service Providers
The Funds expect to engage service providers (including attorneys and consultants) that in certain cases also provide services to Goldman Sachs and other Accounts. In addition, certain service providers to the Investment Adviser or Funds are also portfolio companies or other affiliates of the Investment Adviser or other Accounts (for example, a portfolio company of an Account may retain a portfolio company of another Account). To the extent it is involved in such selection, the Investment Adviser intends to select these service providers based on a number of factors, including expertise and experience, knowledge of related or similar products, quality of service, reputation in the marketplace, relationships with the Investment Adviser, Goldman Sachs or others, and price. These service providers may have business, financial, or other relationships with Goldman Sachs (including its personnel), which may influence the Investment Adviser’s selection of these service providers for the Funds. In such circumstances, there is a conflict of interest between Goldman Sachs (acting on behalf of the Funds) and the Funds or between Funds if the Funds determine not to engage or continue to engage these service providers.
The Investment Adviser may, in its sole discretion, determine to provide, or engage or recommend an affiliate of the Investment Adviser to provide, certain services, including, but not limited to, services such as internal legal and accounting services, to the Funds, instead of engaging or recommending one or more third parties to provide such services. Subject to the governance requirements of a particular Fund and applicable law, the Investment Adviser or its affiliates, as applicable, will receive compensation in connection with the provision of such services. As a result, the Investment Adviser faces a conflict of interest when selecting or recommending service providers for the Funds. Notwithstanding the foregoing, the selection or recommendation of service providers for the Funds will be conducted in accordance with the Investment Adviser’s fiduciary obligations to the Funds. The service providers selected or recommended by the Investment Adviser may charge different rates to different recipients based on the specific services provided, the personnel providing the services, the complexity of the services provided or other factors. As a result, the rates paid with respect to these service providers by a Fund, on the one hand, may be more or less favorable than the rates paid by Goldman Sachs, including the Investment Adviser, on the other hand. In addition, the rates paid by the Investment Adviser or the Funds, on the one hand, may be more or less favorable than the rates paid by other parts of Goldman Sachs or Accounts managed by other parts of Goldman Sachs, on the other hand. Goldman Sachs (including the Investment Adviser), its personnel, and/or Accounts may hold investments in companies that provide services to entities in which the Funds invest generally, and, subject to applicable law, the Investment Adviser may refer or introduce such companies’ services to entities that have issued securities held by the Funds.
Investments in Goldman Sachs Funds
To the extent permitted by applicable law, the Funds will, from time to time invest in money market and/or other funds sponsored, managed or advised by Goldman Sachs. In connection with any such investments, a Fund, to the extent permitted by the Act, will pay all advisory, administrative or Rule 12b-1 fees applicable to the investment. To the extent consistent with applicable law, certain Funds that invest in other funds sponsored, managed or advised by Goldman Sachs pay advisory fees to the Investment Adviser that are not reduced by any fees payable by such other funds to Goldman Sachs as manager of such other funds (i.e., there will be “double fees” involved in making any such investment, which would not arise in connection with the direct allocation of assets by investors in the Funds to such other funds). In such circumstances, as well as in all other circumstances in which Goldman Sachs receives any fees or other compensation in any form relating to the provision of services, no accounting or repayment to the Funds will be required.
The Investment Adviser, from time to time, manages Accounts (including the Funds), which may, individually or in the aggregate, own a substantial amount of the Funds. Further, the Investment Adviser, its affiliates, or another entity (i.e., a seed investor) may invest in the Funds at or near the establishment of such Funds, which may facilitate the Funds achieving a specified size or scale. Seed investors may contribute all or a majority of the assets in the Fund. There is a risk that such seed investors may redeem their investments in the Fund. Such redemptions could have a significant negative impact on the Fund, including on its liquidity.
Goldman Sachs May In-Source or Outsource
Subject to applicable law, Goldman Sachs, including the Investment Adviser, may from time to time and without notice to investors in-source or outsource certain processes or functions in connection with a variety of services that it provides to the Funds in its administrative or other capacities. Depending upon the nature of the services and subject to the governing documents of the Fund, fees associated with in-sourced or outsourced services will be borne by a Fund or by the Investment Adviser. Such in-sourcing or outsourcing may give rise to additional conflicts of interest.
Distributions of Assets Other Than Cash
With respect to redemptions from the Funds, the Funds will, in certain circumstances, have discretion to decide whether to permit or limit redemptions and whether to make distributions in connection with redemptions in the form of securities or other assets, and in such case, the composition of such distributions. In making such decisions, the Investment Adviser will sometimes have a potentially conflicting division of loyalties and responsibilities to redeeming investors and remaining investors.

Goldman Sachs Will Act in a Capacity Other Than Investment Adviser to the Funds
Investments in and Advice Regarding Different Parts of an Issuer’s Capital Structure
In some cases, Goldman Sachs (including the Investment Adviser) or Accounts, on the one hand, and the Funds, on the other hand, invest in or extend credit to the same issuer, but in different parts of the issuer’s capital structure. As a result, Goldman Sachs (including the Investment Adviser) or Accounts may take actions that adversely affect the Funds. In addition, in some cases, Goldman Sachs (including the Investment Adviser) advises Accounts with respect to a portion of the capital structure of an issuer at the same time that a particular Account has an investment in different classes of securities of such issuer that are subordinate or senior to the securities with respect to which Goldman Sachs (including the Investment Adviser) is providing advice. Goldman Sachs (including the Investment Adviser) is able to pursue rights, provide advice or engage in other activities, or refrain from pursuing rights, providing advice or engaging in other activities, on behalf of itself or other Accounts with respect to an issuer in which the Funds have invested, and such actions (or inaction) may have a material adverse effect on the Funds.
For example, in the event that Goldman Sachs (including the Investment Adviser) or an Account holds loans, securities or other positions in the capital structure of an issuer that rank senior in preference to the holdings of a Fund in the same issuer, and the issuer experiences financial or operational challenges, Goldman Sachs (including the Investment Adviser), acting on behalf of itself or the Account, may seek a liquidation, reorganization or restructuring of the issuer that has an adverse effect on or otherwise conflicts with the interests of the Fund’s holdings in the issuer. In determining its course of action, Goldman Sachs (including the Investment Adviser) will not consider the interests of the particular Account. For example, Goldman Sachs (including the Investment Adviser) may determine to seek a liquidation, reorganization or restructuring that causes the Fund’s holdings in the issuer to be extinguished or substantially diluted, while Goldman Sachs (including the Investment Adviser) or another Account recovers some or all of the amounts due to them. In addition, in connection with any lending arrangements involving the issuer in which Goldman Sachs (including the Investment Adviser) or an Account participates, Goldman Sachs (including the Investment Adviser) or the Account may seek to exercise its rights under the applicable loan agreement or other document, in a manner detrimental to the Fund. In situations in which Goldman Sachs (including the Investment Adviser) holds positions in multiple parts of the capital structure of an issuer across Accounts (including the Funds), the Investment Adviser may not pursue actions or remedies available to the Fund, as a result of legal and regulatory requirements or otherwise.
These potential issues are examples of conflicts that Goldman Sachs (including the Investment Adviser) will face in situations in which the Funds, and Goldman Sachs (including the Investment Adviser) or other Accounts, invest in or extend credit to different parts of the capital structure of a single issuer. Goldman Sachs (including the Investment Adviser) addresses these issues based on the circumstances of particular situations. For example, Goldman Sachs (including the Investment Adviser) relies on information barriers between different Goldman Sachs (including the Investment Adviser) business units or portfolio management teams. Goldman Sachs (including the Investment Adviser) in some circumstances relies on the actions of similarly situated holders of loans or securities rather than, or in connection with, taking such actions itself on behalf of the Funds.
As a result of the various conflicts and related issues described above and the fact that conflicts will not necessarily be resolved in favor of the interests of the Funds, the Funds could sustain losses during periods in which Goldman Sachs (including the Investment Adviser) and other Accounts (including Accounts sponsored, managed or advised by the Investment Adviser) achieve profits generally or with respect to particular holdings in the same issuer, or could achieve lower profits or higher losses than would have been the case had the conflicts described above not existed. It should be expected that the negative effects described above will be more pronounced in connection with transactions in, or the Funds’ use of, small capitalization, emerging market, distressed or less liquid strategies.
Principal and Cross Transactions
When permitted by applicable law and the Investment Adviser’s policies, the Investment Adviser, acting on behalf of certain Funds (for example, those employing taxable fixed income, municipal bond fixed income and structured investment strategies), may (but is under no obligation or other duty to) enter into transactions in securities and other instruments with or through Goldman Sachs or in Accounts managed by the Investment Adviser or its affiliates and cause the Funds to engage in transactions in which the Investment Adviser acts as principal on its own behalf (principal transactions), advises both sides of a transaction (cross transactions)

and acts as broker for, and receives a commission from, the Funds on one side of a transaction and a brokerage account on the other side of the transaction (agency cross transactions). There are potential conflicts of interest, regulatory issues or restrictions contained in the Investment Adviser’s internal policies relating to these transactions which could limit the Investment Adviser’s determination and/or ability to engage in these transactions for Accounts (including the Funds). In certain circumstances such as when Goldman Sachs is the only or one of a few participants in a particular market or is one of the largest such participants, such limitations will eliminate or reduce the availability of certain investment opportunities to Accounts (including the Funds) or impact the price or terms on which transactions relating to such investment opportunities may be effected.
Goldman Sachs will have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions. The Investment Adviser has developed policies and procedures in relation to such transactions and conflicts. Cross transactions may disproportionately benefit some Accounts relative to other Accounts, including the Funds, due to the relative amount of market savings obtained by the Accounts, and cross transactions may be effected at different prices for different Accounts due to differing legal and/or regulatory requirements applicable to such Accounts. Certain Accounts are also prohibited from participating in cross transactions, even if consent is obtained. Where principal, cross or agency cross transactions are not prohibited, such transactions will be effected in accordance with fiduciary requirements and applicable law (which include disclosure and consent).
Goldman Sachs Acting in Multiple Commercial Capacities
To the extent permitted by applicable law, an issuer in which a Fund has an interest may hire Goldman Sachs to provide underwriting, merger advisory, other financial advisory, placement agency, foreign currency hedging, research, asset management services, brokerage services or other services to the issuer. Furthermore, Goldman Sachs sponsors, manages, advises or provides services to affiliated Underlying Funds (or their personnel) in which the Funds invest. Goldman Sachs may be entitled to compensation in connection with the provision of such services, and the Funds will not be entitled to any such compensation. Goldman Sachs will have an interest in obtaining fees and other compensation in connection with such services that are favorable to Goldman Sachs, and in connection with providing such services takes commercial steps in its own interest, or advises the parties to which it is providing services, or takes other actions, any of which may have an adverse effect on a Fund. Such actions may benefit Goldman Sachs. For example, Goldman Sachs may require repayment of all or part of a loan from a company in which an Account (including a Fund) holds an interest, which could cause the company to default or be required to liquidate its assets more rapidly, which could adversely affect the value of the company and the value of the Funds invested therein. If Goldman Sachs advises a company to make changes to its capital structure, the result would be a reduction in the value or priority of a security held (directly or indirectly) by one or more Funds. In addition, underwriters, placement agents or managers of initial public offerings, including Goldman Sachs, often require the Funds who hold privately placed securities of a company to execute a lock-up agreement prior to such company’s initial public offering restricting the resale of the securities for a period of time before and following the IPO. As a result, the Investment Adviser will be restricted from selling the securities in such Funds at a more favorable price. Actions taken or advised to be taken by Goldman Sachs in connection with other types of transactions may also result in adverse consequences for the Funds. Goldman Sachs faces conflicts of interest in providing and selecting services for the Funds because Goldman Sachs provides many services and has many commercial relationships with companies and affiliated and unaffiliated Underlying Funds (or their applicable personnel). Providing services to the Funds and companies (or their personnel) in which the Funds invest enhances Goldman Sachs’ relationships with various parties, facilitates additional business development and enables Goldman Sachs to obtain additional business and/or generate additional revenue. Providing such services may also result in Goldman Sachs receiving substantial fees, compensation, and/or remuneration. The Funds will not be entitled to compensation related to any such benefit to businesses of Goldman Sachs. In addition, such relationships may adversely impact the Funds, including, for example, by restricting potential investment opportunities, as described below, incentivizing the Investment Adviser to take or refrain from taking certain actions on behalf of the Funds when doing so would be adverse to such business relationships, and/or influencing the Investment Adviser’s selection or recommendation of certain investment products and/or strategies over others.
Certain of Goldman Sachs’ activities on behalf of its clients also restrict investment opportunities that are otherwise available to the Funds. For example, Goldman Sachs is often engaged by companies as a financial advisor, or to provide financing or other services, in connection with commercial transactions that are potential investment opportunities for the Funds. There are circumstances in which the Funds are precluded from participating in such transactions as a result of Goldman Sachs’ engagement by such companies. In addition, in connection with an equity offering of securities of a portfolio company for which Goldman Sachs is acting as an underwriter, Accounts may, in certain instances, be subject to regulatory restrictions (in addition to contractual restrictions) on their ability to sell equity securities of the portfolio company for a period after completion of the offering. Goldman Sachs reserves the right to act for these companies in such circumstances, notwithstanding the potential adverse effect on the Funds. Goldman Sachs (including the Investment Adviser) also represents creditor or debtor companies in proceedings under Chapter 11 of the U.S. Bankruptcy Code (and equivalent non-U.S. bankruptcy laws) or prior to these filings. From time to time, Goldman Sachs (including the Investment Adviser) serves on creditor or equity committees. It should be expected that these actions, for which Goldman Sachs may be compensated, will limit or preclude the flexibility that the Funds otherwise have to buy or sell securities issued by those companies, as well as certain other assets. Please also see “—Management of the Funds by the Investment Adviser—Considerations Relating to Information Held by Goldman Sachs” above and “—Potential Limitations and Restrictions on Investment Opportunities and Activities of Goldman Sachs and the Funds” below.
Goldman Sachs is frequently engaged as a financial advisor or financing provider to corporations and other entities and their management teams in connection with the sale of those companies or some or all of their assets, and Goldman Sachs’ compensation in connection with these engagements may be substantial. Goldman Sachs’ compensation for those engagements is usually based upon sales proceeds and is contingent, in substantial part, upon a sale. As a result, because sellers generally require Goldman Sachs to act exclusively on their behalf, Accounts will be precluded in many instances from attempting to acquire securities of, or providing financing to, the business being sold or otherwise participate as a buyer in the transaction. Goldman Sachs’ decision to take on seller engagements is based upon a number of factors, including the likelihood in any particular situation that the successful buyer will be a financial purchaser rather than a strategic purchaser, the likelihood that any Accounts will be involved in the financing of that transaction and the compensation Goldman Sachs might receive by representing the seller. On occasion, Goldman Sachs may be given a choice by a seller of acting as its agent, as a potential purchaser of securities or assets, or as a buyer’s source of financing through Accounts. Goldman Sachs reserves the right to act as the seller’s agent in those circumstances, even where this choice may preclude Accounts from acquiring the relevant securities or assets.
Goldman Sachs also represents potential buyers of businesses, including private equity sponsors, and Goldman Sachs’ compensation in connection with these representations may be substantial. In these cases, Goldman Sachs’ compensation is usually a flat fee that is contingent, in substantial part, upon a purchase. Accordingly, Goldman Sachs may have an incentive to direct an acquisition opportunity to one of these parties rather than to Accounts or to form a consortium with one or more of these parties to bid for the acquisition opportunity, thereby eliminating or reducing the investment opportunity available to Accounts. Furthermore, Goldman Sachs may seek to provide acquisition financing to one or more other bidders in these auctions, including in situations where an Account is bidding for the asset. Moreover, Goldman Sachs may provide financing to an Account in situations where it is also offering financing to one or more other bidders. When Goldman Sachs represents a buyer seeking to acquire a particular business, or provides financing to a buyer in connection with an acquisition, Accounts may be precluded from participating in the financing of the acquisition of that business. Goldman Sachs’ buyer and financing assignments may include representation of clients who would not permit either Goldman Sachs or affiliates thereof, potentially including Accounts, to invest in the acquired company. In this case, none of the Investment Adviser or its affiliates, including Accounts, would be allowed to participate as an investor. In some cases, a buyer represented by Goldman Sachs may invite Investment Adviser and certain Accounts to participate in the investment. Alternatively, Investment Adviser and certain Accounts may be invited to provide financing for this type of purchase. Each of these situations is likely to present difficult competing considerations involving conflicts of interest. In addition, Goldman Sachs may accept buyer advisory assignments in respect of a company in which Accounts have an investment. Accounts may be precluded from selling their investment during the assignment. Goldman Sachs evaluates potential buyer assignments in light of factors similar to those that will be considered in engaging in seller assignments.
Subject to applicable law, the Investment Adviser is incentivized to cause the Funds to invest in securities, bank loans or other obligations of companies affiliated with or advised by Goldman Sachs or in which Goldman Sachs or Accounts have an equity, debt or other interest, or to engage in investment transactions that may result in Goldman Sachs or other Accounts being relieved of obligations or otherwise divested of investments. For example, subject to applicable law certain Funds may acquire securities or indebtedness of a company affiliated with Goldman Sachs directly or indirectly through syndicate or secondary market purchases, or make a loan to, or purchase securities from, a company that uses the proceeds to repay loans made by Goldman Sachs. These activities by a Fund may enhance the profitability of Goldman Sachs or other Accounts with respect to their investment in and activities relating to such companies. The Fund will not be entitled to compensation as a result of this enhanced profitability.

To the extent permitted by applicable law, Goldman Sachs (including the Investment Adviser) creates, writes, sells, issues, invests in or acts as placement agent or distributor of derivative instruments related to the Funds, or with respect to underlying securities or assets of the Funds or which are be otherwise based on or seek to replicate or hedge the performance of the Funds. Such derivative transactions, and any associated hedging activity, may differ from and be adverse to the interests of the Funds.
Goldman Sachs makes loans to, and enters into margin, asset-based or other credit facilities or similar transactions with, clients, companies or individuals that are secured by publicly or privately held securities or other assets, including a client’s Fund shares as described above. Some of these borrowers are public or private companies, or founders, officers or shareholders in companies in which the Funds (directly or indirectly) invest, and such loans may be secured by securities of such companies, which may be the same as, pari passu with, or more senior or junior to, interests held (directly or indirectly) by the Funds. Other borrowers include certain Goldman Sachs clients that pledge their interests in certain Accounts to Goldman Sachs as collateral for such loans. In connection with its rights as lender, Goldman Sachs acts to protect its own commercial interest and may take actions that adversely affect the borrower, including by liquidating or causing the liquidation of securities on behalf of a borrower or foreclosing and liquidating such securities in Goldman Sachs’ own name. Such actions will adversely affect the Funds (if, for example, a large position in a security is liquidated, among the other potential adverse consequences will be that the value of such security will decline rapidly and the Funds will in turn decline in value or will be unable to liquidate their positions in such security at an advantageous price or at all). In addition, any foreclosure on collateral consisting of interests in an Account could have an adverse effect on that Account and its financing arrangements. In addition, Goldman Sachs may make loans to shareholders or enter into similar transactions that are secured by a pledge of, or mortgage over, a shareholder’s Fund shares, which would provide Goldman Sachs with the right to redeem such Fund shares in the event that such shareholder defaults on its obligations. These transactions and related redemptions may be significant and may be made without notice to the shareholders.
Conflicts of interest also arise in the context of a restructuring or refinancing of debt securities that are owned by both Goldman Sachs and certain Accounts. In connection with any such restructuring or refinancing, the issuer could ask for broad liability releases not only from the participants themselves, but in addition from any affiliates of the participants that also hold the debt securities being restructured or refinanced. To the extent that a particular Account does not have the authority to provide such a release and is unable to negotiate a narrower release, it would be precluded from participating in the transaction, which could disadvantage such Account.
Allocation of Personnel, Services and/or Resources
Conflicts of interest may arise in allocating time, personnel and/or resources of the Investment Adviser among the investment activities of multiple Accounts. The Investment Adviser and other Goldman Sachs personnel who play key roles in managing the Accounts may spend a portion of their time on matters other than or only tangentially related to any particular Account, or may leave the Investment Adviser for another investment group of Goldman Sachs (or may leave Goldman Sachs entirely). Time may be spent on other Goldman Sachs investment activities, including without limitation, investments made on behalf of Goldman Sachs and certain other entities (including special purpose acquisition companies) that are not investment advisory clients of the Investment Adviser. As a result, the other obligations of these individuals could conflict with their responsibilities to any of the Accounts. Further, the Investment Adviser may devote less time, services or resources to sourcing for investments of insufficient size to be expected to be shared with the other Accounts, even where such investment opportunities may be in the best interest of an Account.
Code of Ethics and Personal Trading
Each of the Funds and Goldman Sachs, as each Fund’s Investment Adviser and Distributor, has adopted a Code of Ethics (the “Code of Ethics”) in compliance with Section 17(j) of the Act designed to provide that personnel of the Investment Adviser, and certain additional Goldman Sachs personnel who support the Investment Adviser, comply with applicable federal securities laws and place the interests of clients first in conducting personal securities transactions. The Code of Ethics imposes certain restrictions on securities transactions in the personal accounts of covered persons to help avoid conflicts of interest. Subject to the limitations of the Code of Ethics, covered persons buy and sell securities or other investments for their personal accounts, including investments in the Funds, and also take positions that are the same as, different from, or made at different times than, positions taken (directly or indirectly) by the Funds. The Codes of Ethics are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies may also be obtained after paying a duplicating fee by electronic request to publicinfo@sec.gov. Additionally, all Goldman Sachs personnel, including personnel of the Investment Adviser, are subject to firm-wide policies and procedures regarding confidential and proprietary information, information barriers, private investments, outside business activities and personal trading. The Investment Adviser requires pre-clearance of personal securities transactions, both public and private, by the Investment Adviser personnel and the Investment Adviser can deny any such transaction in its discretion. In order to address potential conflicts of interest with the Accounts and other legal and regulatory restrictions (such as when the Investment Adviser has confidential information about a portfolio company), Goldman Sachs maintains a list of securities in which the Investment Adviser personnel cannot trade. Additionally, the Investment Adviser generally does not allow its personnel to purchase securities of single-name public issuers.
Proxy Voting by the Investment Adviser
The Investment Adviser has implemented processes designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with its fiduciary obligations to its clients. Notwithstanding such proxy voting processes, proxy voting decisions made by the Investment Adviser in respect of securities held by the Funds may benefit the interests of Goldman Sachs and/or Accounts other than the Funds. Examples of material conflicts of interest that could arise in connection with a proxy voting decision include, without limitation, circumstances in which (i) Goldman Sachs has a business relationship with or other interests in the issuer or another interested party and (ii) Goldman Sachs personnel have a personal relationship with personnel of the issuer or another interested party. Conflicts of interest relating to proxy voting decisions also arise in situations in which Goldman Sachs (including the Investment Adviser) or Accounts (including the Funds), on the one hand, and a particular Account, on the other hand, invest in or extend credit to the same issuer, but in different parts of the issuer’s capital structure. See Item 11 (“Code of Ethics, Participation or Interest in Client Transactions and Personal Trading—Participation or Interest in Client Accounts—Investments in and Advice Regarding Different Parts of an Issuer’s Capital Structure”) of the Investment Adviser’s Form ADV. For a more detailed discussion of these policies and procedures, see the section of this SAI titled “PROXY VOTING.”
Potential Limitations and Restrictions on Investment Opportunities and Activities of Goldman Sachs and the Funds
The Investment Adviser restricts its investment decisions and activities on behalf of the Funds in various circumstances, including as a result of applicable regulatory requirements, information held by the Investment Adviser or Goldman Sachs, Goldman Sachs’ roles in connection with other clients and in the capital markets (including in connection with advice it gives to such clients or commercial arrangements or transactions that are undertaken by such clients or by Goldman Sachs), Goldman Sachs’ internal policies and/or potential reputational risk in connection with Accounts (including the Funds). In certain cases, the Investment Adviser will not engage in transactions or other activities for, or enforce certain rights in favor of, one or more Funds due to Goldman Sachs’ activities outside the Funds (e.g., the Investment Adviser may refrain from making investments for the Funds that would cause Goldman Sachs to exceed position limits or cause Goldman Sachs to have additional disclosure obligations and may limit purchases or sales of securities in respect of which Goldman Sachs is engaged in an underwriting or other distribution) and regulatory requirements, policies and reputational risk assessments.
In addition, in certain circumstances, the Investment Adviser restricts, limits or reduces the amount of a Fund’s investment, or restricts the type of governance or voting rights it acquires or exercises, where the Fund (potentially together with Goldman Sachs and other Accounts) exceeds a certain ownership interest, or possesses certain degrees of voting or control or has other interests. For example, such limitations may exist if a position or transaction could require a filing or license or other regulatory or corporate consent, which could, among other things, result in additional costs and disclosure obligations for, or impose regulatory restrictions on, Goldman Sachs, including the Investment Adviser, or on other Accounts, or where exceeding a threshold is prohibited or results in regulatory or other restrictions. In certain cases, restrictions and limitations will be applied to avoid approaching such threshold. Circumstances in which such restrictions or limitations arise include, without limitation: (i) a prohibition against owning more than a certain percentage of an issuer’s securities; (ii) a “poison pill” that has a dilutive impact on the holdings of the Fund should a threshold be exceeded; (iii) provisions that cause Goldman Sachs to be considered an “interested stockholder” of an issuer; (iv) provisions that cause Goldman Sachs to be considered an “affiliate” or “control person” of the issuer; and (v) the imposition by an issuer (through charter amendment, contract or otherwise) or governmental, regulatory or self-regulatory organization (through law, rule, regulation, interpretation or other guidance) of other restrictions or limitations. In addition, due to regulatory restrictions, certain Accounts are prohibited from, or are subject to certain restrictions when, trading with or through Goldman Sachs, engaging Goldman Sachs as a service provider or purchasing investments issued or managed by Goldman Sachs.

When faced with the foregoing limitations, Goldman Sachs will generally avoid exceeding the threshold because exceeding the threshold could have an adverse impact on the ability of the Investment Adviser or Goldman Sachs to conduct its business activities. The Investment Adviser may also reduce a Fund’s interest in, or restrict a Fund from participating in, an investment opportunity that has limited availability or where Goldman Sachs has determined to cap its aggregate investment in consideration of certain regulatory or other requirements so that other Accounts that pursue similar investment strategies are able to acquire an interest in the investment opportunity. In some cases, the Investment Adviser determines not to engage in certain transactions or activities beneficial to the Funds because engaging in such transactions or activities in compliance with applicable law would result in significant cost to, or administrative burden on, the Investment Adviser or create the potential risk of trade or other errors.
The Investment Adviser generally is not permitted to use material non-public information in effecting purchases and sales in transactions for the Funds that involve public securities. The Investment Adviser may limit an activity or transaction (such as a purchase or sale transaction) which might otherwise be engaged in by the Funds, including as a result of information held by Goldman Sachs (including the Investment Adviser or its personnel). For example, directors, officers and employees of Goldman Sachs may take seats on the boards of directors of, or have board of directors observer rights with respect to, companies in which Goldman Sachs invests on behalf of the Funds. To the extent a director, officer or employee of Goldman Sachs were to take a seat on the board of directors of, or have board of directors observer rights with respect to, a public company, the Investment Adviser (or certain of its investment teams) may be limited and/or restricted in its or their ability to trade in the securities of the company. In addition, any such director, officer or employee of Goldman Sachs that is a member of the board of directors of a portfolio company may have duties in his or her capacity as a director that conflict with the Investment Adviser’s duties to Accounts, and may act in a manner that disadvantages or otherwise harms a Fund and/or Goldman Sachs. In addition, the Investment Adviser may, in its sole discretion, determine to limit the information it receives in respect of an investment opportunity to avoid receiving material non-public information. As a result, other investors may be in possession of information in respect of investments, which, if known to the Investment Adviser, might cause the Investment Adviser to not make such investment, to seek to dispose of, retain or increase interests in such investments, or take other actions. Any decision by the Investment Adviser to limit access to such information may be disadvantageous to an Account.
Different areas of Goldman Sachs come into possession of material non-public information regarding an issuer of securities held by an Underlying Fund in which an Account invests. In the absence of information barriers between such different areas of Goldman Sachs or under certain other circumstances, the Account will be prohibited, including by internal policies, from trading, redeeming from or otherwise disposing of such security or such Underlying Fund during the period such material non-public information is held by such other part of Goldman Sachs, which period may be substantial. As a result, the Account would not be permitted to redeem from an Underlying Fund in whole or in part during periods when it otherwise would have been able to do so, which could adversely affect the Account. Other investors in the Underlying Fund that are not subject to such restrictions may be able to redeem from the Underlying Fund during such periods.
In addition, the Investment Adviser’s clients may partially or fully fund a new Account with in-kind securities in which the Investment Adviser is restricted. In such circumstances, the Investment Adviser will generally sell any such securities at the next available trading window, subject to operational and technological limitations (unless such securities are subject to another express arrangement), requiring such Accounts to dispose of investments at an earlier or later date and/or at a less favorable price than would otherwise have been the case had the Investment Adviser not been so restricted. Accounts will be responsible for all tax liabilities that result from any such sale transactions.
The Investment Adviser operates a program reasonably designed to ensure compliance generally with economic and trade sanctions-related obligations applicable directly to its activities (although such obligations are not necessarily the same obligations to which any particular Fund is subject). Such economic and trade sanctions may prohibit, among other things, transactions with and the provision of services to, directly or indirectly, certain countries, territories, entities and individuals. It should be expected that these economic and trade sanctions, if applicable, and the application by the Investment Adviser of its compliance program in respect thereof, will restrict or limit the Funds’ investment activities, and may require the Investment Adviser to cause a Fund to sell its position in a particular investment at an inopportune time and/or when the Investment Adviser would otherwise not have done so.
The Investment Adviser may determine to limit or not engage at all in transactions and activities on behalf of the Funds for reputational, legal or other reasons. Examples of when such determinations may be made include, but are not limited to, where

Goldman Sachs is providing (or may provide) advice or services to an entity involved in such activity or transaction, where Goldman Sachs or an Account is or may be engaged in the same or a related activity or transaction to that being considered on behalf of the Funds, where Goldman Sachs or an Account has an interest in an entity involved in such activity or transaction, where there are political, public relations, or other reputational considerations relating to counterparties or other participants in such activity or transaction or where such activity or transaction on behalf of or in respect of the Funds could affect in tangible or intangible ways Goldman Sachs, the Investment Adviser, an Account or their activities.
Goldman Sachs has and seeks to have long-term relationships with many significant participants in the financial markets. Goldman Sachs also has and seeks to have longstanding relationships with, and regularly provides financing, investment banking services and other services to, a significant number of corporations and private equity sponsors, leveraged buyout and hedge fund purchasers, and their respective senior managers, shareholders and partners. Some of these purchasers may directly or indirectly compete with Accounts for investment opportunities. Goldman Sachs considers these relationships, as well as client relationships and reputational considerations, in its management of Accounts. In this regard, there may be certain investment opportunities or certain investment strategies that Goldman Sachs (i) does not undertake on behalf of Accounts in view of these relationships, or (ii) refers to clients (in whole or in part) instead of retaining for Accounts. Similarly, Goldman Sachs may take the existence and development of such relationships into consideration in the management of Fund portfolios. Without limiting the generality of the foregoing, there may, for example, be certain strategies involving the acquisition, management or realization of particular investments that an Account will not employ in light of these relationships, as well as investment opportunities or strategies that an Account will not pursue in light of their potential impact on other areas of Goldman Sachs or on Account investments or be unable to pursue as a result of non-competition agreements or other similar undertakings made by Goldman Sachs.
Goldman Sachs will consider its client relationships and the need to preserve its reputation in its management of Accounts and, as a result, (i) there may be certain investment opportunities or strategies that Goldman Sachs will not undertake on behalf of Funds or will refer to one or more Funds but not others, (ii) there may be certain rights or activities that Goldman Sachs will not undertake on behalf of Funds (including in respect of director representation and recusal), or (iii) there may be certain investments that, in certain limited circumstances, are sold, disposed of or restructured earlier or later than otherwise expected.
In order to engage in certain transactions on behalf of a Fund, the Investment Adviser will also be subject to (or cause the Fund to become subject to) the rules, terms and/or conditions of any venues through which it trades securities, derivatives or other instruments. This includes, but is not limited to, where the Investment Adviser and/or the Fund are required to comply with the rules of certain exchanges, execution platforms, trading facilities, clearing houses and other venues, or are required to consent to the jurisdiction of any such venues. The rules, terms and/or conditions of any such venue often result in the Investment Adviser and/or the Fund being subject to, among other things, margin requirements, additional fees and other charges, disciplinary procedures, reporting and recordkeeping, position limits and other restrictions on trading, settlement risks and other related conditions on trading set out by such venues.
From time to time, a Fund, the Investment Adviser or its affiliates and/or their service providers or agents are required, or determine that it is advisable, to disclose certain information about the Fund, including, but not limited to, investments held by the Fund, and the names and percentage interest of beneficial owners thereof (and the underlying beneficial owners of such beneficial owners), to third parties, including local governmental authorities, regulatory organizations, taxing authorities, markets, exchanges, clearing facilities, custodians, brokers and trading counterparties of, or service providers to, the Investment Adviser or the Fund. The Investment Adviser generally expects to comply with requests to disclose such information as it so determines including through electronic delivery platforms; however, in some cases, the Investment Adviser will cause the sale of certain assets for the Fund rather than make certain required disclosures, at a time that is inopportune from a pricing or other standpoint. In addition, the Investment Adviser may provide third parties with aggregated data regarding the activities of, or certain performance or other metrics associated with the Accounts, and the Investment Adviser may receive compensation from such third parties for providing them such information.
Goldman Sachs may become subject to additional restrictions on its business activities that could have an impact on the Funds’ activities. In addition, the Investment Adviser may restrict its investment decisions and activities on behalf of the Funds and not other Accounts, including Accounts sponsored, managed or advised by the Investment Adviser.

Brokerage Transactions
Subject to applicable law, the Investment Adviser often selects U.S. and non-U.S. broker-dealers (including affiliates of the Investment Adviser) that furnish the Investment Adviser, the Funds, Investment Adviser affiliates and other Goldman Sachs personnel with proprietary or third-party brokerage and research services (collectively, “brokerage and research services”) that provide, in the Investment Adviser’s view, appropriate assistance to the Investment Adviser in the investment decision-making process. These brokerage and research services may be bundled with the trade execution, clearing or settlement services provided by a particular broker-dealer and, subject to applicable law, the Investment Adviser may pay for such brokerage and research services with client commissions (or “soft dollars”). There are instances or situations in which such practices are subject to restrictions under applicable law. For example, the EU’s Markets in Financial Instruments Directive II (“MiFID II”) restricts EU domiciled investment advisers from receiving research and other materials that do not qualify as “acceptable minor non-monetary benefits” from broker-dealers unless the research or materials are paid for by the investment advisers from their own resources or from research payment accounts funded by and with the agreement of their clients.
Accounts differ with regard to whether and to what extent they pay for brokerage and research services through commissions and, subject to applicable law, brokerage and research services may be used to service the Funds and any or all other Accounts throughout the Investment Adviser, including Accounts that do not pay commissions to the broker-dealer relating to the brokerage and research service arrangements. As a result, brokerage and research services (including soft dollar benefits) may disproportionately benefit other Accounts relative to the Funds based on the relative amount of commissions paid by the Funds and in particular those Accounts that do not pay for brokerage and research services or do so to a lesser extent, including in connection with the establishment of maximum budgets for research costs (and switching to execution-only pricing when maximums are met). The Investment Adviser does not attempt to allocate soft dollar benefits proportionately among clients or to track the benefits of brokerage and research services to the commissions associated with a particular Account or group of Accounts.
Aggregation of Orders by the Investment Adviser
The Investment Adviser follows policies and procedures pursuant to which it may (but is not required to) combine or aggregate purchase or sale orders for the same security or other instrument for multiple Accounts (including Accounts in which Goldman Sachs or personnel of Goldman Sachs have an interest) (sometimes referred to as “bunching”), so that the orders can be executed at the same time and block trade treatment of any such orders can be elected when available. The Investment Adviser aggregates orders when the Investment Adviser considers doing so to be operationally feasible and appropriate and in the interests of its clients and may elect block trade treatment when available. In addition, under certain circumstances orders for the Funds may be aggregated with orders for Accounts that contain Goldman Sachs assets.
When a bunched order or block trade is completely filled, or if the order is only partially filled, at the end of the day, the Investment Adviser generally will allocate the securities or other instruments purchased or the proceeds of any sale pro rata among the participating Accounts, based on the Funds’ relative sizes. If an order is filled at several different prices, through multiple trades (whether at a particular broker-dealer or among multiple broker-dealers), generally all participating Accounts will receive the average price and pay the average commission, however, this may not always be the case (due to, e.g., odd lots, rounding, market practice or constraints applicable to particular Accounts).
Although it may do so in certain circumstances, the Investment Adviser does not always bunch or aggregate orders for different Funds, elect block trade treatment or net buy and sell orders for the same Fund, if portfolio management decisions relating to the orders are made by different portfolio management teams or if different portfolio management processes are used for different account types, if bunching, aggregating, electing block trade treatment or netting is not appropriate or practicable from the Investment Adviser’s operational or other perspective, or if doing so would not be appropriate in light of applicable regulatory considerations, which may differ among Accounts. For example, time zone differences, trading instructions, cash flows, separate trading desks or portfolio management processes may, among other factors, result in separate, non-aggregated, non-netted executions, with orders in the same instrument being entered for different Accounts at different times or, in the case of netting, buy and sell trades for the same instrument being entered for the same Account. The Investment Adviser may be able to negotiate a better price and lower commission rate on aggregated orders than on orders for Funds that are not aggregated, and incur lower transaction costs on netted orders than orders that are not netted. The Investment Adviser is under no obligation or other duty to aggregate or net for particular orders. Where orders for a Fund are not aggregated with other orders, or not netted against orders for the Fund or other Accounts, the Fund will not benefit from a better price and lower commission rate or lower transaction cost that might have been available had the orders been aggregated or netted. Aggregation and netting of orders may disproportionately benefit some Accounts relative to other Accounts, including a Fund, due to the relative amount of market savings obtained by the Accounts. The Investment Adviser may aggregate orders of Accounts that are subject to MiFID II (“MiFID II Advisory Accounts”) with orders of Accounts not subject to MiFID II, including those that generate soft dollar commissions (including the Funds) and those that restrict the use of soft dollars. All Accounts included in an aggregated order with MiFID II Advisory Accounts pay (or receive) the same average price for the security and the same execution costs (measured by rate). However, MiFID II Advisory Accounts included in an aggregated order may pay commissions at “execution-only” rates below the total commission rates paid by Accounts included in the aggregated order that are not subject to MiFID II.
PORTFOLIO TRANSACTIONS AND BROKERAGE
The Investment Adviser is responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities may be executed internally by a broker-dealer, effected on an agency basis in a block transaction, or routed to competing market centers for execution. The compensation paid to the broker for providing execution services generally is negotiated and reflected in either a commission or a “net” price. Executions provided on a net price basis, with dealers acting as principal for their own accounts without a stated commission, usually include a profit to the dealer. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Goldman Sachs.
In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.
In placing orders for portfolio securities or other financial instruments of a Fund, the Investment Adviser is generally required to give primary consideration to obtaining the most favorable execution and net price available. This means that the Investment Adviser will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. As permitted by Section 28(e) of the Securities Exchange Act of 1934 (“Section 28(e)”), a Fund may pay a broker that provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. Such practice is subject to a good faith determination that such commission is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. While the Investment Adviser generally seeks reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Investment Adviser will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of a Fund, the Investment Adviser and its affiliates, or their other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include research reports on particular industries and companies; economic surveys and analyses; recommendations as to specific securities; research products including quotation equipment and computer related programs; research and advice concerning the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; services relating to effecting securities transactions and functions incidental thereto (such as clearance and settlement); and other lawful and appropriate assistance to the Investment Adviser in the performance of its decision-making responsibilities.
Such services are used by the Investment Adviser in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for a Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets may be larger than those of a Fund's, and the services furnished by such brokers may be used by the Investment Adviser in providing management services for the Trust. The Investment Adviser may also participate in so-called “commission sharing arrangements” and “client commission arrangements” under which the Investment Adviser may execute transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to the

Investment Adviser. The Investment Adviser excludes from use under these arrangements those products and services that are not fully eligible under applicable law and regulatory interpretations—even as to the portion that would be eligible if accounted for separately.
The research services received as part of commission sharing and client commission arrangements will comply with Section 28(e) and may be subject to different legal requirements in the jurisdictions in which the Investment Adviser does business. Participating in commission sharing and client commission arrangements may enable the Investment Adviser to consolidate payments for research through one or more channels using accumulated client commissions or credits from transactions executed through a particular broker-dealer to obtain research provided by other firms. Such arrangements also help to ensure the continued receipt of research services while facilitating best execution in the trading process. The Investment Adviser believes such research services are useful in its investment decision-making process by, among other things, ensuring access to a variety of high quality research, access to individual analysts and availability of resources that the Investment Adviser might not be provided access to absent such arrangements.
On occasions when the Investment Adviser deems the purchase or sale of a security or other financial instruments to be in the best interest of a Fund as well as its other customers (including any other fund or other investment company or advisory account for which the Investment Adviser acts as investment adviser or sub-investment adviser), the Investment Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution under the circumstances. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Adviser in the manner it considers to be equitable and consistent with its fiduciary obligations to a Fund and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for a Fund.
A Fund may participate in a commission recapture program. Under the program, participating broker-dealers rebate a percentage of commissions earned on Fund portfolio transactions to a Fund from which the commissions were generated. The rebated commissions are expected to be treated as realized capital gains of a Fund.
Subject to the above considerations, the Investment Adviser may use Goldman Sachs or an affiliate as a broker for a Fund. In order for Goldman Sachs or an affiliate acting as agent to effect any portfolio transactions for a Fund, the commissions, fees or other remuneration received by Goldman Sachs or an affiliate must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities or futures contracts. Furthermore, the Trustees, including a majority of the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Goldman Sachs are consistent with the foregoing standard. Brokerage transactions with Goldman Sachs are also subject to such fiduciary standards as may be imposed upon Goldman Sachs by applicable law.
Commission rates in the U.S. are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Trustees. The amount of brokerage commissions paid by a Fund may vary substantially from year to year because of differences in shareholder purchase and redemption activity, portfolio turnover rates and other factors.

During the fiscal years ended November 30, 2024, November 30, 2023, and November 30, 2022, the Funds paid brokerage commissions as follows:
Fiscal Year Ended November 30, 2024	Total Brokerage Commissions Paid	Total Brokerage Commissions Paid to Goldman Sachs[1]		Total Amount of Transactions on which Commissions Paid[2]		Amount of Transactions Effected through Brokers Providing Proprietary Research[3]	Total Brokerage Commissions Paid for Proprietary Research[3]
MLP Energy Infrastructure Fund	$2,869,395	$247,632	(9%)	$3,647,999,464	(9%)	$3,579,368,048	$2,848,725
Energy Infrastructure Fund	$313,866	$25	(0%)	$338,151,862	(4%)	—	—
Clean Energy Income Fund	$178,978	$6,900	(4%)	$235,273,171	(0%)	$228,319,344	$176,500

Fiscal Year Ended November 30, 2023	Total Brokerage Commissions Paid	Total Brokerage Commissions Paid to Goldman Sachs[1]		Total Amount of Transactions on which Commissions Paid[2]		Amount of Transactions Effected through Brokers Providing Proprietary Research[3]	Total Brokerage Commissions Paid for Proprietary Research[3]
MLP Energy Infrastructure Fund	$2,937,352	$296,547	(10%)	$3,168,972,762	(9%)	—	—
Energy Infrastructure Fund	$341,861	$34,835	(0%)	$335,653,082	(13%)	—	—
Clean Energy Income Fund	$261,098	—	(0%)	$333,396,344	(0%)	—	—

Fiscal Year Ended November 30, 2022	Total Brokerage Commissions Paid	Total Brokerage Commissions Paid to Goldman Sachs[1]		Total Amount of Transactions on which Commissions Paid[2]		Amount of Transactions Effected through Brokers Providing Proprietary Research[3]	Total Brokerage Commissions Paid for Proprietary Research[3]
MLP Energy Infrastructure Fund	$2,612,221	$265,589	(10%)	$3,194,588,525	(10%)	$3,089,332,449	$2,464,312
Energy Infrastructure Fund	$391,987	$—	(0%)	$400,250,124	(5%)	—	—
Clean Energy Income Fund	$259,878	$60,501	(23%)	$424,970,043	(0%)	—	—
1
Percentages refer to percentage of total commissions paid to Goldman Sachs.
2
Percentages refer to percentage of total amount of transactions involving the payment of commissions effected through Goldman Sachs.
3
The information above reflects the full commission amounts paid to brokers that provide research to the Investment Adviser. Only a portion of such commission pays for research and the remainder of such commission is to compensate the broker for execution services, commitment of capital and other services related to the execution of brokerage transactions.
Investments in Regular Broker-Dealers
During the fiscal year ended November 30, 2024, the Trust’s regular “broker-dealers”, as defined in Rule 10b-1 under the Act were: Citigroup Global Markets Inc., J.P. Morgan Securities LLC, RBC Capital Markets, LLC, UBS Securities LLC, Morgan Stanley & Co. LLC, Goldman Sachs & Co. LLC, Jefferies LLC, B Riley Securities Inc., Raymond James & Associates, Inc., and BofA Securities, Inc.
As of November 30, 2024, the Funds did not own any securities issued by its regular broker-dealers (as defined in Rule 10b-1 under the Act) or the parent entities of such broker-dealers.

NET ASSET VALUE
In accordance with procedures approved by the Trustees, the NAV per share of each class of each Fund is calculated by determining the value of the net assets attributed to each class of each Fund and dividing by the number of outstanding shares of that class. All securities are generally valued on each Business Day as of the close of regular trading on the NYSE (normally, but not always, 4:00 p.m. Eastern time) or such other time as the NYSE or NASDAQ market may officially close. The term “Business Day” means any day the NYSE is open for trading, which is Monday through Friday except for holidays. The NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. Fund shares may be priced on such days if the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets remain open for all or part of the day.
The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the NYSE is stopped at a time other than its regularly scheduled closing time. The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted. The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC. In addition, a Fund may compute its NAV as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.
For the purpose of calculating the NAV per share of a Fund, investments are valued under valuation procedures approved by the Trustees. With respect to a Fund’s investments that do not have readily available market quotations, the Trustees have designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the 1940 Act. Portfolio securities of a Fund are generally valued as follows: (i) equity securities listed on any U.S. or foreign stock exchange or on the NASDAQ will be valued at the last sale price or the official closing price on the exchange or system in which they are principally traded on the valuation date. If there is no sale or official closing price on the valuation date, equity securities may be valued at the closing bid price for long positions or the closing ask price for short positions at the time closest to, but no later than, the NAV calculation time. If the relevant exchange or system has not closed by the above-mentioned time for determining a Fund’s NAV, the securities will be valued at the last sale price or official closing price, or if not available at the bid price at the time the NAV is determined; (ii) over-the-counter equity securities not quoted on NASDAQ will be valued at the last sale price on the valuation day or, if no sale occurs, at the last bid price for long positions or the last ask price for short positions, at the time closest to, but no later than, the NAV calculation time; (iii) equity securities for which no prices are obtained under sections (i) or (ii) , including those for which a pricing source supplies no exchange quotation or a quotation that is believed by the Investment Adviser to not represent fair value, will be valued through the use of broker quotes, if possible; (iv) fixed income securities will be valued via electronic feeds from independent pricing services to the administrator using evaluated prices provided by a recognized pricing service and dealer-supplied quotations. Fixed income securities for which a pricing service either does not supply a quotation or supplies a quotation that is believed by the Investment Adviser to not represent fair value, will be valued through the use of broker quotes, if possible; (v) fixed income securities for which vendor pricing or broker quotes are not available will be valued by the Investment Adviser based on fair valuation policies that incorporate matrix pricing or valuation models, which utilize certain inputs and assumptions, including, but not limited to, yield or price with respect to comparable fixed income securities and various other factors; (vi) investments in open-end registered investment companies (excluding investments in ETFs) and investments in private funds are valued based on the NAV of those registered investment companies or private funds (which may use fair value pricing as discussed in their prospectus or offering memorandum); (vii) spot foreign exchange rates will be valued using a pricing service at the time closest to, but no later than, the NAV calculation time, and forward foreign currency contracts will be valued by adding forward points provided by an independent pricing service to the spot foreign exchange rates and interpolating based upon maturity dates of each contract or by using outright forward rates, where available (if quotations are unavailable from a pricing service or, if the quotations by the Investment Adviser are believed to be inaccurate, the contracts will be valued by calculating the mean between the last bid and ask quotations supplied by at least one dealer in such contracts); (viii) exchange-traded futures contracts will be valued at the last published settlement price on the exchange where they are principally traded (or, if a sale occurs after the last published settlement price but before the NAV calculation time, at the last sale price at the time closest to, but no later than, the NAV calculation time); (ix) exchange-traded options contracts with settlement prices will be valued at the last published settlement price on the exchange where they are principally traded (or, if a sale occurs after the last published settlement price but before the NAV calculation time, at the last sale price at the time closest to, but no later than, the NAV calculation time); (x) exchange-traded options contracts without settlement prices will be valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions at the time closest to, but no later than, the NAV calculation time); (xi) over-the-counter derivatives, including, but not limited to, interest rate swaps, credit default swaps, total return index swaps, put/call option combos, total return basket swaps, index volatility and FX variance swaps, will be valued at their fair value as determined using counterparty supplied valuations, an independent pricing service or valuation models which use market data inputs supplied by an independent pricing service; and (xii) all other instruments, including those for which a pricing service supplies no exchange quotation/price or a quotation that is believed by the Investment Adviser to be inaccurate, will be valued in accordance with the valuation procedures approved by the Board of Trustees. Securities may also be valued at fair value in accordance with procedures approved by the Board of Trustees where a Fund’s fund accounting agent is unable for other reasons to facilitate pricing of individual securities or calculate the Fund’s NAV, or if the Investment Adviser believes that such quotations do not accurately reflect fair value. Fair values determined in accordance with the valuation procedures approved by the Board of Trustees may be based on subjective judgments and it is possible that the prices resulting from such valuation procedures may differ materially from the value realized on a sale.
The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at current exchange rates of such currencies against U.S. dollars as of the close of regular trading on the NYSE (normally, but not always, 4:00 p.m. Eastern time). If such quotations are not available, the rate of exchange will be determined in good faith under procedures approved by the Board of Trustees.
Generally, trading in securities on European, Asian and Far Eastern securities exchanges and on over-the-counter markets in these regions is substantially completed at various times prior to the close of business on each Business Day in New York (i.e., a day on which the NYSE is open for trading). In addition, European, Asian or Far Eastern securities trading generally or in a particular country or countries may not take place on all Business Days in New York. Furthermore, trading takes place in various foreign markets on days which are not Business Days in New York and days on which a Fund’s NAVs are not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. For investments in foreign equity securities, “fair value” prices will be provided by an independent third-party pricing (fair value) service (if available), in accordance with fair value procedures approved by the Trustees. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV. If the independent third-party pricing (fair value) service does not provide a fair value for a particular security or if the value does not meet the established criteria for a Fund, the most recent closing price for such a security on its principal exchange will generally be its fair value on such date.
The Investment Adviser, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or unscheduled market closings; equipment failures; natural or man made disasters or acts of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; ratings downgrades; bankruptcies; and trading limits or suspensions.
In general, fair value represents a good faith approximation of the current value of an asset and may be used when there is no public market or possibly no market at all for an asset. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures or by other investors. The fair value of an asset may not be the price at which that asset is ultimately sold.
The proceeds received by a Fund and each other series of the Trust from the issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to the

Fund or particular series and constitute the underlying assets of that Fund or series. The underlying assets of a Fund will be segregated on the books of account, and will be charged with the liabilities in respect of the Fund and with a share of the general liabilities of the Trust. Expenses of the Trust with respect to a Fund and the other series of the Trust are generally allocated in proportion to the NAVs of the respective Fund or series except where allocations of expenses can otherwise be fairly made.
The Funds rely on various sources to calculate their NAV. The ability of a Fund’s fund accounting agent to calculate the NAV per share of each share class of the Fund is subject to operational risks associated with processing or human errors, systems or technology failures, cyber attacks and errors caused by third party service providers, data sources, or trading counterparties. Such failures may result in delays in the calculation of a Fund’s NAV and/or the inability to calculate NAV over extended time periods. A Fund may be unable to recover any losses associated with such failures. In addition, if the third party service providers and/or data sources upon which a Fund directly or indirectly relies to calculate its NAV or price individual securities are unavailable or otherwise unable to calculate the NAV correctly, it may be necessary for alternative procedures to be utilized to price the securities at the time of determining a Fund’s NAV.
The MLP Energy Infrastructure Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Accordingly, the Fund is subject to U.S. federal income tax on its taxable income at the corporate tax rate as well as state and local income taxes. In calculating the Fund’s daily NAV, the Fund will, among other things, account for its current taxes and deferred tax liability and/or asset balances. The Fund may accrue a deferred income tax liability balance at the corporate tax rate, plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of MLPs considered to be return of capital and for any net operating gains. Any deferred tax liability balance will reduce the Fund’s NAV. The Fund may also accrue a deferred tax asset balance, which reflects an estimate of the Fund’s future tax benefit associated with net operating losses and unrealized losses. Any deferred tax asset balance will increase the Fund’s NAV. To the extent the Fund has a deferred tax asset balance, consideration is given as to whether or not a valuation allowance, which would offset the value of some or all of the deferred tax asset balance, is required. The Fund will rely to some extent on information provided by MLPs, which may not be provided to the Fund on a timely basis, to estimate the Fund’s current taxes and deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its NAV. The daily estimate of the Fund’s current taxes and deferred tax liability and/or asset balances used to calculate the Fund’s NAV could vary dramatically from the Fund’s actual tax liability or benefit, and, as a result, the determination of the Fund’s actual tax liability or benefit may have a material impact on the Fund’s NAV. From time to time, the Fund may modify its estimates or assumptions regarding its current taxes and deferred tax liability and/or asset balances as new information becomes available, which modifications in estimates or assumptions may have a material impact on the Fund’s NAV.
The Fund will take into account the impact of changes in law in determining its current taxes and deferred tax liability and/or asset balances.
Errors and Corrective Actions
The Investment Adviser will report to the Board of Trustees any material breaches of investment objective, policies or restrictions and any material errors in the calculation of the NAV of a Fund or the processing of purchases and redemptions. Depending on the nature and size of an error, corrective action may or may not be required. Corrective action may involve a prospective correction of the NAV only, correction of any erroneous NAV and compensation to a Fund, or correction of any erroneous NAV, compensation to a Fund and reprocessing of individual shareholder transactions. The Trust’s policies on errors and corrective action limit or restrict when corrective action will be taken or when compensation to a Fund or its shareholders will be paid, and not all mistakes will result in compensable errors. As a result, neither a Fund nor its shareholders who purchase or redeem shares during periods in which errors accrue or occur may be compensated in connection with the resolution of an error. Shareholders will generally not be notified of the occurrence of a compensable error or the resolution thereof absent unusual circumstances.
As discussed in more detail under “NET ASSET VALUE,” a Fund’s portfolio securities may be priced based on quotations for those securities provided by pricing services. There can be no guarantee that a quotation provided by a pricing service will be accurate.

SHARES OF THE TRUST
Each Fund is a series of Goldman Sachs Trust, a Delaware statutory trust established by an Agreement and Declaration of Trust dated January 28, 1997. The Funds’ fiscal year end is November 30.
The Trustees have authority under the Trust’s Declaration of Trust to create and classify shares of beneficial interest in separate series, without further action by shareholders. The Trustees also have authority to classify and reclassify any series of shares into one or more classes of shares. As of November 30, 2024, the Trustees have classified the shares of the Clean Energy Fund into six classes: Class A Shares, Class C Shares, Institutional Shares, Investor Shares, Class R6 Shares and Class P Shares and the shares of the MLP Energy Infrastructure Fund and Energy Infrastructure Fund into seven classes: Class A Shares, Class C Shares, Institutional Shares, Investor Shares, Class R Shares, Class R6 Shares and Class P Shares. Additional series and classes may be added in the future.
Each Class A Share, Class C Share, Institutional Share, Investor Share, Class R Share, Class R6 Share and Class P Share of a Fund represents a proportionate interest in the assets belonging to the applicable class of the Fund. All expenses of a Fund are borne at the same rate by each class of shares, except that fees under the Distribution and Service Plan (the “Plan”) are borne exclusively by Class A, Class C and Class R Shares and transfer agency fees and expenses are borne at different rates by different share classes. The Trustees may determine in the future that it is appropriate to allocate other expenses differently among classes of shares and may do so to the extent consistent with the rules of the SEC and positions of the IRS. Each class of shares may have different minimum investment requirements and be entitled to different shareholder services. With limited exceptions, shares of a class may only be exchanged for shares of the same or an equivalent class of another fund. See “Shareholder Guide” in the Prospectuses and “OTHER INFORMATION REGARDING MAXIMUM SALES CHARGE, PURCHASES, REDEMPTIONS, EXCHANGES AND DIVIDENDS” below. In addition, the fees and expenses set forth below for each class may be subject to fee waivers or reimbursements, as discussed more fully in the Funds’ Prospectuses.
Class A Shares are sold with an initial sales charge of up to 5.50% through brokers and dealers who are members of the Financial Industry Regulatory Authority (“FINRA”) and certain other financial service firms that have sales agreements with Goldman Sachs. Class A Shares bear the cost of distribution fees at the aggregate rate of up to 0.25% of the average daily net assets of such Class A Shares of a Fund. With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and Service Plan for personal and account maintenance services and expenses so long as such total compensation under the Plan does not exceed the maximum cap on “service fees” imposed by FINRA.
Class C Shares of a Fund are sold subject to a CDSC of up to 1.00% through brokers and dealers who are members of FINRA and certain other financial services firms that have sales arrangements with Goldman Sachs. Class C Shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.75% of the average daily net assets attributable to Class C Shares. Class C Shares also bear the cost of service fees at an annual rate of up to 0.25% of the average daily net assets attributable to Class C Shares.
Investor and Class R Shares are sold at NAV without a sales charge. Investor and Class R Shares are not sold directly to the public. Instead, Investor and Class R Shares generally are available only to Section 401(k), 403(b), 457, profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, non-qualified deferred compensation plans and non-qualified pension plans or other employee benefit plans (including health savings accounts) or SIMPLE plans that are sponsored by one or more employers (including governmental or church employers) or employee organizations (“Employee Benefit Plans”). Investor Shares may also be sold to accounts established under a fee-based program that is sponsored and maintained by an Intermediary that has entered into a contractual relationship with Goldman Sachs to offer such shares through such programs (“Eligible Fee-Based Program”). Investor and Class R Shares are not available to traditional and Roth Individual Retirement Accounts (“IRAs”), SEPs and SARSEPs; except that Investor Shares are available to such accounts or plans to the extent they are purchased through an Eligible Fee-Based Program. Employee Benefit Plans and Eligible Fee-Based Programs must purchase Investor or Class R Shares through an Intermediary using a plan level or omnibus account.
Class R6 Shares are sold at NAV without a sales charge. Class R6 Shares are generally available to the following investors who purchase shares of a Fund through certain Intermediaries that have a contractual relationship with Goldman Sachs, including banks, trust companies, brokers, registered investment advisers and other financial institutions, using a plan level or omnibus account, unless otherwise noted below.
•   Investors who purchase Class R6 Shares through an Eligible Fee-Based Program;
•   Employee Benefit Plans;
•   Registered investment companies or bank collective trusts investing directly with the Transfer Agent;
•   Institutional investors, including companies, foundations, endowments, municipalities, trusts and other entities, investing at least $5,000,000 directly with the Transfer Agent; and
•   Other investors at the discretion of the Trust’s officers.
Class R6 Shares may not be available through certain Intermediaries. For the purposes of Class R6 Shares eligibility, the term “Intermediary” does not include Goldman Sachs or its affiliates and Class R6 Shares will not be available to clients of Goldman Sachs Private Wealth Management, The Goldman Sachs Trust Company, N.A., The Goldman Sachs Trust Company of Delaware or Goldman Sachs Wealth Services, L.P.
Class P Shares are sold at NAV without a sales charge. Class P Shares of the Funds are offered exclusively to clients of the Goldman Sachs Private Wealth Management business unit that custody their positions at Goldman Sachs; clients of The Goldman Sachs Trust Company, N.A. or The Goldman Sachs Trust Company of Delaware that custody their positions at Goldman Sachs; or clients of Goldman Sachs Wealth Services, L.P. that either custody their positions at Goldman Sachs or with certain intermediaries that are authorized to offer Class P Shares; or other investors at the discretion of the Trust’s officers.
Participants in an Employee Benefit Plan should contact their Employee Benefit Plan service provider for information regarding purchases, sales and exchanges of Investor and Class R Shares. Class R Shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.50% of the average daily net assets attributable to Class R Shares. With respect to Class R Shares the Distributor at its discretion may use compensation for distribution services paid under the Distribution and Service Plan for personal and account maintenance services and expenses so long as such total compensation under the Plan does not exceed the maximum cap on “service fees” imposed by FINRA.
Institutional Shares may be purchased at NAV without a sales charge for accounts in the name of an investor or institution that is not compensated by a Fund under a Plan for services provided to the institution’s customers.
It is possible that an institution or its affiliate may offer different classes of shares (i.e., Class A, Class C, Institutional, Investor, Class R, Class R6 or Class P Shares) to its customers and thus receive different compensation with respect to different classes of shares of a Fund. Dividends paid by a Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time on the same day and will be the same amount, except for differences caused by the fact that the respective transfer agency and Plan fees relating to a particular class will be borne exclusively by that class. Similarly, the NAV per share may differ depending upon the class of shares purchased.
Certain aspects of the shares may be altered after advance notice to shareholders if it is deemed necessary in order to satisfy certain tax regulatory requirements.
When issued for the consideration described in the Funds’ Prospectuses, shares are fully paid and non-assessable. The Trustees may, however, cause shareholders, or shareholders of a particular series or class, to pay certain custodian, transfer agency, servicing or similar charges by setting off the same against declared but unpaid dividends or by reducing share ownership (or by both means). In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable class of a Fund available for distribution to such shareholders. All shares are freely transferable and have no preemptive, subscription or conversion rights. The Trustees may require shareholders to redeem Shares for any reason under terms set by the Trustees.
In the interest of economy and convenience, the Trust does not issue certificates representing a Fund’s shares. Instead, the Transfer Agent maintains a record of each shareholder’s ownership. Each shareholder receives confirmation of purchase and redemption orders from the Transfer Agent. Fund shares and any dividends and distributions paid by a Fund are reflected in account statements from the Transfer Agent.
The Act requires that where more than one series of shares exists, each series must be preferred over all other series in respect of assets specifically allocated to such series. In addition, Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless the interests of each series in the matter are substantially identical or the matter does not affect any interest of such series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of trustees from the separate voting requirements of Rule 18f-2.
The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of the shareholders, either to one vote for each share or to one vote for each dollar of NAV represented by such share on all matters presented to shareholders including the election of Trustees (this method of voting being referred to as “dollar based voting”). However, to the extent required by the Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings. The Trustees will call a special meeting of shareholders for the purpose of electing Trustees, if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust and such other matters as the Trustees may determine or may be required by law.
The Declaration of Trust provides for indemnification of Trustees, officers, employees and agents of the Trust unless the recipient is adjudicated (i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office or (ii) not to have acted in good faith in the reasonable belief that such person’s actions were in the best interest of the Trust. The Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder’s acts or omissions or for some other reason, the shareholder or former shareholder (or the shareholder’s heirs, executors, administrators, legal representatives or general successors) shall be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, acting on behalf of any affected series, must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.
The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine, in their sole discretion, that such action is in the best interest of the Trust, such series, such class or their respective shareholders. The Trustees may consider such factors as they, in their sole discretion, deem appropriate in making such determination, including (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, series or class or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on the business or operations of the Trust or series.
The Declaration of Trust authorizes the Trustees, without shareholder approval, to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a master-feeder structure by investing all or a portion of the assets of a series of the Trust in the securities of another open-end investment company with substantially the same investment objective, restrictions and policies.
The Declaration of Trust permits the Trustees to amend the Declaration of Trust without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the provisions of the Declaration of Trust regarding amendments and supplements thereto; or (iv) that the Trustees determine to submit to shareholders.

The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust’s shares (the “Series Trustees”). Series Trustees may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust. To the extent provided by the Trustees in the appointment of Series Trustees, the Series Trustees may have, to the exclusion of any other Trustees of the Trust, all the powers and authorities of Trustees under the Declaration of Trust with respect to such Series or Class, but may have no power or authority with respect to any other series or class.
Shareholder and Trustee Liability
Under Delaware law, the shareholders of a Fund are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting statutory trust shareholder liability exists in other states. As a result, to the extent that a Delaware statutory trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware statutory trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of a series. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by a series of the Trust. The Declaration of Trust provides for indemnification by the relevant series for all loss suffered by a shareholder as a result of an obligation of the series. The Declaration of Trust also provides that a series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. In view of the above, the risk of personal liability of shareholders of a Delaware statutory trust is remote.
In addition to the requirements under Delaware law, the Declaration of Trust provides that shareholders of a series may bring a derivative action on behalf of the series only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the series, or 10% of the outstanding shares of the class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the series for the expense of any such advisers in the event that the Trustees determine not to bring such action.
The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.
TAXATION
MLP Energy Infrastructure Fund
The following is a general summary of certain U.S. federal income tax considerations affecting the Fund and investors in the Fund. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to you in light of your particular circumstances or to investors who are subject to special rules, such as banks, thrift institutions and certain other financial institutions, REITs, regulated investment companies, insurance companies, brokers and dealers in securities or currencies, certain securities traders, S corporations, individual retirement accounts, certain tax-deferred accounts or foreign investors.
Unless otherwise noted, this discussion assumes that you are a U.S. Shareholder and that you hold Fund shares as capital assets. For purposes of this summary, a “U.S. Shareholder” means a beneficial owner of the Fund’s shares that, for U.S. federal income tax purposes, is (i) an individual who is a citizen or resident of the U.S., (ii) a corporation or other entity taxable as a corporation created in or organized under the laws of the U.S. or any state of the U.S., (iii) an estate the income of which is subject to U.S. federal income tax regardless of its source, or (iv) a trust if (A) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of such trust or (B) the trust has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person. If a partnership holds shares, the U.S. federal income tax treatment of a partner in such partnership generally will depend upon the status of the partner and the activities of the partnership. Partners of partnerships that hold shares should consult their tax advisors.
The following discussion is based upon the Code, Treasury Regulations, judicial authorities, published positions of the IRS and other applicable authorities, all as in effect on the date of this Statement of Additional Information and all of which are subject to change or differing interpretations (possibly with retroactive effect). No ruling has been or will be sought from the IRS regarding any matter discussed in this Statement of Additional Information. Counsel to the Fund has not rendered any legal opinion regarding any tax consequences relating to the Fund or your investment in the Fund. No assurance can be given that the IRS would not assert, or that a court would not sustain a position contrary to any of the tax information set out below.
Tax matters are complicated, and the tax consequences of an investment in and holding of the Fund’s shares will depend on the particular facts of each investor’s situation. You are advised to consult your own tax advisors with respect to the application to your own circumstances of the general federal income tax rules described below and with respect to other federal, state, local or foreign tax consequences to you before making an investment in the Fund’s shares.
Federal Income Taxation of the Fund
Although the Code generally provides that a regulated investment company does not pay an entity-level income tax, provided that it distributes all or substantially all of its income, the Fund does not meet current tests for qualification as a regulated investment company under Subchapter M of the Code because of the fact that most or substantially all of the Fund’s investments will consist of investments in certain MLPs intended to be treated as partnerships for federal income tax purposes. The regulated investment company tax rules therefore do not apply to the Fund or to its shareholders. As a result, the Fund is treated as a corporation for federal and state income tax purposes, and will pay federal and state income tax on its taxable income.
The Fund invests primarily in MLPs, which generally are intended to be treated as partnerships for federal income tax purposes. As a partner in the MLPs, the Fund must report its allocable share of the MLPs’ taxable income or loss in computing the Fund’s taxable income or loss, regardless of the extent (if any) to which the MLPs make distributions. In addition, sales of MLP investments will result in allocations to the Fund of taxable ordinary income or loss and capital gain or loss, each in amounts that will not be reported to the Fund until the following year, in magnitudes often not readily estimable before such reporting is made. Based upon a review of the historic results of the type of MLPs in which the Fund intends to invest, the Fund expects that the cash flow received by the Fund with respect to its MLP investments will generally exceed the taxable income allocated to the Fund (and this excess generally will not be currently taxable to the Fund but, rather, will result in a reduction of the Fund’s adjusted tax basis in each MLP as described in the following paragraph).
This is the result of a variety of factors, including significant non-cash deductions, such as accelerated depreciation. Past performance is not necessarily an indication of future results and there is no assurance that the Investment Adviser’s expectation regarding the tax character of MLP distributions will be realized. If this expectation is not realized and cash distributions are less than the taxable income allocated to the Fund, there may be greater tax expense borne by the Fund and less cash available to distribute to shareholders or to pay to expenses.
The Fund will be subject to U.S. federal income tax at the regular corporate income tax rates on the Fund’s share of any taxable income from its investment in MLPs and on gain recognized by the Fund on any sale of equity securities of an MLP. As explained above, cash distributions from an MLP to the Fund that exceed the Fund’s allocable share of such MLP’s net taxable income will reduce the Fund’s adjusted tax basis in the equity securities of the MLP. These reductions in the Fund’s adjusted tax basis in the MLP equity securities will increase the amount of gain (or decrease the amount of loss) recognized by the Fund on a subsequent sale of the securities of an MLP.
The amount of taxes currently paid by the Fund will vary depending on the amount of income, gains, losses and deductions the Fund is allocated from its MLP investments, and on the Fund’s realized gains and losses, and such taxes will reduce your return from an investment in the Fund.

A portion of any gain or loss recognized by the Fund on a disposition of an MLP equity security (or by an MLP on a disposition of an underlying asset) may be separately computed and taxed as ordinary income or loss under the Code. Any such gain may exceed net taxable gain realized on the disposition and will be recognized even if there is a net taxable loss on the disposition. As a corporation, the Fund will be subject to tax on its capital gains at ordinary income rates, so treatment of gains as ordinary income will not cause the gains to be taxed at a higher rate. However, the Fund’s net capital losses may only be used to offset capital gains and therefore cannot be used to offset gains that are treated as ordinary income.
Any capital losses that the Fund recognizes on a disposition of an MLP investments can only be used to offset capital gains that the Fund recognizes. Any capital losses that the Fund is unable to use may be carried back for three taxable years and forward for five taxable years to reduce the Fund’s capital gains in such taxable years. Because (i) the periods for which capital losses may be carried back and forward are limited and (ii) the disposition of an equity security of an MLP may be treated, in significant part, as ordinary income, capital losses incurred by the Fund may expire without being utilized.
As of November 30, 2024, the Fund had capital loss carryforwards approximating $172,829,240, expiring in 2025.
Federal Income Taxation of Holders of the Fund’s Shares — U.S. Shareholders
Receipt of Distributions. Distributions made to you by the Fund (other than distributions in redemption of shares subject to Section 302(b) of the Code) will generally constitute taxable dividends to the extent of your allocable share of the Fund’s current or accumulated earnings and profits, as calculated for federal income tax purposes. Generally, a corporation’s earnings and profits are computed based upon taxable income, with certain specified adjustments. As explained above, based upon the historic performance of the types of MLPs in which the Fund intends to invest, the Fund anticipates that the distributed cash from the MLPs generally will exceed the Fund’s share of the MLPs’ taxable income. Consequently, the Fund anticipates that only a portion of the Fund’s distributions will be treated as dividend income to you. To the extent that distributions to you exceed your allocable share of the Fund’s current and accumulated earnings and profits, your basis in the Fund’s shares with respect to which the distribution is made will be reduced, which will increase the amount of gain (or decrease the amount of loss) realized upon a subsequent sale or redemption of such shares. To the extent you hold such shares as a capital asset and have no further basis in the shares to offset the distribution, you will report the excess as capital gain.
Because the Fund will invest a substantial portion of its assets in MLPs, special rules will apply to the calculation of the Fund’s earnings and profits. For example, the Fund’s earnings and profits will be calculated using the straight-line depreciation method rather than the accelerated depreciation method. This difference in treatment may, for example, result in the Fund’s earnings and profits being higher than the Fund’s taxable income in a particular year if the MLPs in which the Fund invests calculate their income using accelerated depreciation. Because of these differences, the Fund may make distributions in a particular year out of earnings and profits (treated as dividends) in excess of the amount of the Fund’s taxable income for such year.
Distributions to you from the Fund treated as dividends under the foregoing rules generally will be taxable as ordinary income to you but are generally expected to be treated as “qualified dividend income” to eligible taxpayers. Qualified dividend income received by individuals and other noncorporate shareholders is taxed at long-term capital gain rates, which currently reach a maximum of 15%, or, for certain high income individuals, 20%. For a dividend to constitute qualified dividend income, the shareholder generally must hold the shares paying the dividend for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date, although a longer period may apply if the shareholder engages in certain risk reduction transactions with respect to the common stock.
In addition to constituting qualified dividend income to noncorporate investors, such dividends are expected to be eligible for the dividends received deduction available to corporate shareholders of the Fund under Section 243 of the Code. However, corporate shareholders of the Fund should be aware that certain limitations apply to the availability of the dividends received deduction, including rules which limit the deduction in cases where (i) certain holding period requirements are not met, (ii) a corporate shareholder of the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property, or (iii) the corporate shareholder’s investment in shares of the Fund is financed with indebtedness. Corporate shareholders of the Fund should consult their own tax advisors regarding the application of these limitations to their particular situations.

If you participate in the Fund’s automatic dividend reinvestment plan, upon the Fund’s payment of a dividend to you, you will be treated for federal income tax purposes as receiving a taxable distribution from the Fund in an amount equal to the fair market value of the shares issued to you under the plan. The portion of such a distribution that is treated as dividend income will be determined under the rules described above.
Individuals and certain other noncorporate entities are generally eligible for a 20% deduction with respect to certain taxable income from MLPs as well as taxable ordinary dividends from REITs through 2025. The Fund will not be eligible for the 20% deduction and will not pass through the 20% deduction to fund shareholders. As a result, in comparison, investors investing directly in MLPs or REITs generally would be eligible for the 20% deduction for such taxable income from these investments while investors investing in MLPs or REITs held indirectly if any through the Fund would not be eligible for the 20% deduction for their share of such taxable income.
A federal excise tax on stock repurchases is expected to apply to the Fund with respect to share redemptions occurring on or after January 1, 2023 in accordance with the provisions of the Inflation Reduction Act of 2022. The excise tax is one-percent (1%) of the fair market value of Fund share redemptions less the fair market value of Fund share issuances (in excess of $1 million of fair market value) annually on a taxable year basis.
Redemptions and Sales of Shares. A redemption of common shares will be treated as a sale or exchange of such shares, provided the redemption either: (i) is not essentially equivalent to a dividend; (ii) is a substantially disproportionate redemption; (iii) is a complete redemption of a shareholder’s entire interest in the Fund; or (iv) is in partial liquidation of the Fund. Redemptions that do not qualify for sale or exchange treatment will be treated as described in “Receipt of Distributions” above.
Upon a redemption treated as a sale or exchange under the foregoing rules, or upon a sale of your shares to a third party, you generally will recognize capital gain or loss equal to the difference between the cost of your shares and the amount you receive when you sell them. Any such capital gain or loss will be a long-term capital gain or loss if you held the shares for more than one year at the time of disposition. Long-term capital gains of noncorporate shareholders of the Fund (including individuals) are currently subject to U.S. federal income taxation at a maximum rate of 15%, or, for certain high income individuals, 20%. The deductibility of capital losses for both corporate and non-corporate shareholders of the Fund is subject to limitations under the Code.
Investment by Tax-Exempt Investors and Regulated Investment Companies. Employee benefit plans and most other organizations exempt from federal income tax, including individual retirement accounts and other retirement plans, are subject to federal income tax on their unrelated business taxable income, or UBTI. Because the Trust is a corporation for federal income tax purposes, an owner of the Fund’s shares will not report on its federal income tax return any items of income, gain, loss and deduction that are allocated to the Fund from the MLPs in which the Fund invests. Moreover, dividend income from, and gain from the sale of, corporate stock generally does not constitute UBTI unless the corporate stock is debt-financed. Therefore, a tax-exempt investor will not have UBTI attributable to its ownership, sale, or redemption of the Fund’s shares unless its ownership is debt-financed. In general, shares are considered to be debt-financed if the tax-exempt owner of the shares incurred debt to acquire the shares or otherwise incurred a debt that would not have been incurred if the shares had not been acquired. Similarly, the income and gain realized from an investment in the Fund’s shares by an investor that is a regulated investment company will constitute qualifying income for the regulated investment company.
Foreign, State and Local Taxes. It is possible that the Fund may be liable for foreign, state and local taxes payable in the country, state or locality in which it is a resident or doing business or in a country, state or locality in which an MLP in which the Fund invests conducts or is deemed to conduct business.
Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
Cost Basis Reporting. The Fund is required to report to you and the IRS annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also their cost basis. Cost basis will generally be calculated using the Fund’s default method of first-in, first-out, unless you instruct the Fund to use a different methodology. If you would like to use the first-in, first-out method of calculation, no action is required. To elect an alternative method, you should contact Goldman Sachs Funds at the address or phone number on the back cover of the Fund’s Prospectuses. If your account is held with an Intermediary, contact your representative with respect to reporting of cost basis and available elections for your account.
Because your tax situation is unique, you should consult your tax professional about federal, state and local tax consequences.
Federal Income Taxation of Holders of the Fund’s Shares — Non-U.S. Shareholders
For purposes of this summary, the term “Non-U.S. Shareholder” means a beneficial owner of the Fund’s shares that is not a U.S. Shareholder.
Distributions to Non-U.S. Shareholders that are treated as dividends generally will be subject to U.S. federal withholding tax at the rate of 30% unless the tax is reduced or eliminated pursuant to a tax treaty or the distributions are effectively connected with a U.S. trade or business of the shareholder.
Any capital gain realized by a Non-U.S. Shareholder upon a sale or redemption of shares of the Fund will generally not be subject to U.S. federal income or withholding tax unless (i) the gain is effectively connected with the shareholder’s trade or business in the U.S., or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the U.S. for 183 days or more during the taxable year and certain other conditions are met or (ii) the Fund is or has been a U.S. real property holding corporation, as defined below, at any time within the five-year period preceding the date of disposition of the Fund’s shares or, if shorter, within the period during which the Non-U.S. Shareholder has held the common shares. Generally, a corporation is a U.S. real property holding corporation if the fair market value of its U.S. real property interests, as defined in the Code and applicable regulations, equals or exceeds 50% of the aggregate fair market value of its worldwide real property interests and its other assets used or held for use in a trade or business. The Fund may be, or may prior to a Non-U.S. Shareholder’s disposition of shares become, a U.S. real property holding corporation.
Any Non-U.S. Shareholder who is described in one of the foregoing cases is urged to consult his, her or its own tax advisor regarding the U.S. federal income tax consequences of the redemption, sale, exchange or other disposition of shares of the Fund.
Non-U.S. Shareholders of the Fund may also be subject to U.S. estate tax with respect to their shares of the Fund.
The Fund is required to withhold U.S. tax (at a 30% rate) on payments of dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.
Each Non-U.S. Shareholder should consult his, her or its tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of the Fund’s shares and receipt of distributions from the Fund.
Backup Withholding
Federal regulations generally require the Fund to withhold and remit to the U.S. Treasury a “backup withholding” tax with respect to dividends and the proceeds of any redemption paid to you if you fail to furnish the Fund or the Fund’s paying agent with a properly completed and executed IRS Form W-9, W-8BEN, W-8BEN-E or other applicable form. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines that your TIN is incorrect or if you have failed to properly report taxable dividends or interest on a federal tax return. A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account and may be claimed as a credit on the record owner’s federal income tax return. The backup withholding rate is currently 24%.

Energy Infrastructure Fund and Clean Energy Income Fund
The following is a summary of certain additional U.S. federal income, and state and local, tax considerations generally affecting the Funds and the purchase, ownership and disposition of shares of the Funds of the Trust that are not described in the Prospectuses. The discussions below and in the Prospectuses are only summaries and are not intended as substitutes for careful tax planning. They do not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged to consult his or her own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Funds. The summary is based on the laws in effect on March 30, 2025, which are subject to change. Future changes in tax laws may adversely impact the Funds and their shareholders.
Fund Taxation
Each Fund is a separate taxable entity. Each Fund has elected to be treated and intends to qualify for each taxable year as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. To qualify as such, each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders. As a regulated investment company, each Fund will not be subject to federal income or excise tax on any net investment income and net realized capital gains that are distributed to its shareholders in accordance with certain timing requirements of the Code.
There are certain tax requirements that each Fund must follow if it is to avoid federal taxation. In its efforts to adhere to these requirements, each Fund may have to limit its investment activities in some types of instruments. Qualification as a regulated investment company under the Code requires, among other things, that (1) each Fund derive at least 90% of its gross income for its taxable year from dividends, interest, gains from the sale or other disposition of stocks or securities or foreign currencies, net income from qualified publicly traded partnerships (“QPTPs”) or other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to each Fund’s business of investing in stocks, securities or currencies (the “90% gross income test”); and (2) each Fund diversify its holdings so that, in general, at the close of each quarter of its taxable year, (a) at least 50% of the fair market value of each Fund’s total (gross) assets is comprised of cash, cash items, U.S. Government Securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of each Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than U.S. Government Securities and securities of other regulated investment companies), two or more issuers controlled by each Fund and engaged in the same, similar or related trades or businesses or the securities of one or more QPTPs. It is expected that certain of the Energy Infrastructure Fund’s investments in MLPs may qualify as interests in QPTPs. Furthermore, although the passive activity loss deferral rules under Section 469 of the Code generally do not apply to a regulated investment company, such rules apply to a regulated investment company with respect to items attributable to a regulated investment company’s interest in a QPTP.
For purposes of the 90% gross income test, income that each Fund earns from equity interests in certain entities that are not treated as corporations or as QPTPs for U.S. federal income tax purposes (e.g., partnerships or trusts) will generally have the same character for each Fund as in the hands of such an entity; consequently, each Fund may be required to limit its equity investments in any such entities that earn fee income, rental income or other nonqualifying income. In addition, future Treasury regulations could provide that qualifying income under the 90% gross income test will not include gains from foreign currency transactions that are not directly related to each Fund’s principal business of investing in stock or securities or options and futures with respect to stock or securities. Using foreign currency positions or entering into foreign currency options, futures and forward or swap contracts for purposes other than hedging currency risk with respect to securities in each Fund’s portfolio or anticipated to be acquired may not qualify as “directly-related” under these tests.
If each Fund complies with the foregoing provisions, then in any taxable year in which each Fund distributes, in compliance with the Code’s timing and other requirements, an amount at least equal to the sum of 90% of its “investment company taxable income” (which includes dividends, taxable interest, taxable accrued original issue discount and market discount income, income from securities lending, any net short-term capital gain in excess of net long-term capital loss, certain net realized foreign exchange gains and any other taxable income other than “net capital gain,” as defined below, and is reduced by deductible expenses), plus 90% of the excess of its gross tax-exempt interest income (if any) over certain disallowed deductions, each Fund (but not its shareholders) will be relieved of federal income tax on any income of each Fund, including long-term capital gains, distributed to shareholders. If, instead, each Fund retains any investment company taxable income or “net capital gain” (the excess of net long-term capital gain over net short-term capital loss), it will be subject to a tax at regular corporate rates on the amount retained. Because there are some uncertainties regarding the computation of the amounts deemed distributed to Fund shareholders for these purposes—including, in particular, uncertainties regarding the portion, if any, of amounts paid in redemption of Fund shares that should be treated as such distributions—there can be no assurance that each Fund will avoid corporate-level tax in each year.
Each Fund generally intends to distribute for each taxable year to its shareholders all or substantially all of its investment company taxable income, net capital gain and any net tax-exempt interest. If for any taxable year each Fund does not qualify as a regulated investment company, it will be taxed on all of its taxable income and net capital gain at corporate rates, and its distributions to shareholders will generally be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.
If a Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who (1) if subject to U.S. federal income tax on long-term capital gains, will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of that undistributed amount, and (2) will be entitled to credit their proportionate shares of the tax paid by a Fund against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds those liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by the amount of any such undistributed net capital gain included in the shareholder’s gross income and decreased by the federal income tax paid by a Fund on that amount of net capital gain.
To avoid a 4% federal excise tax, each Fund must generally distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of 98% of its taxable ordinary income (taking into account certain deferrals and elections) for the calendar year, at least 98.2% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year), and all taxable ordinary income and the excess of capital gains over capital losses for all previous years that were not distributed for those years and on which the Fund paid no federal income tax. For federal income tax purposes, dividends declared by the Fund in October, November or December to shareholders of record on a specified date in such a month and paid during January of the following year are taxable to such shareholders, and deductible by the Fund, as if paid on December 31 of the year declared. The Fund anticipates that it will generally make timely distributions of income and capital gains in compliance with these requirements so that it will generally not be required to pay the excise tax.
For federal income tax purposes, each Fund is generally permitted to carry forward a net capital loss in any taxable year to offset its own capital gains, if any. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations.
As of November 30, 2024, the Energy Infrastructure Fund had no capital loss carryforwards, and the Clean Energy Income Fund had the following amount of capital loss carryforwards:
Fund	Capital Loss Carryforward	Expiration
Clean Energy Income Fund	$(14,324,090)	Perpetual Short-Term
	$(89,304,825)	Perpetual Long-Term
Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses. Certain of the futures contracts, forward contracts and options held by a Fund will be required to be “marked-to-market” for federal tax purposes — that is, treated as having been sold at their fair market value on the last day of the Fund’s taxable year (or, for excise tax purposes, on the last day of the relevant period). These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of these futures contracts, forward contracts, or options will (except for certain foreign currency options, forward contracts, and futures contracts) be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. As a result of certain hedging transactions entered into by a Fund, it may be required to defer the recognition of losses on futures contracts, forward contracts, and options or underlying securities or foreign currencies to the extent of any unrecognized gains on related positions held by the Fund, and the characterization of gains or losses as long-term or short-term may be changed. The tax provisions described in this paragraph may affect the amount, timing and character of a Fund’s distributions to shareholders. The application of certain requirements for qualification as a regulated investment company and the application of certain other tax rules may be unclear in some respects in connection with certain investment practices such as dollar rolls, or investments in certain derivatives, including interest rate swaps, floors, caps and collars, currency swaps, total return swaps, mortgage swaps, index swaps, forward contracts and structured notes. As a result, a Fund may therefore be required to limit its investments in such transactions and it is also possible that the IRS may not agree with the Fund’s tax treatment of such transactions. In addition, the tax treatment of derivatives, and certain other investments, may be affected by future legislation, Treasury Regulations and guidance issued by the IRS that could affect the timing, character and amount of a Fund’s income and gains and distributions to shareholders. Certain tax elections may be available to a Fund to mitigate some of the unfavorable consequences described in this paragraph.
Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions and instruments which may affect the amount, timing and character of income, gain or loss recognized by a Fund. Under these rules, foreign exchange gain or loss realized with respect to foreign currencies and certain futures and options thereon, foreign currency-denominated debt instruments, foreign currency forward contracts, and foreign currency-denominated payables and receivables will generally be treated as ordinary income or loss, although in some cases elections may be available that would alter this treatment. If a net foreign exchange loss treated as ordinary loss under Section 988 of the Code were to exceed a Fund’s investment company taxable income (computed without regard to that loss) for a taxable year, the resulting loss would not be deductible by the Fund or its shareholders in future years. Net loss, if any, from certain foreign currency transactions or instruments could exceed net investment income otherwise calculated for accounting purposes, with the result being either no dividends being paid or a portion of a Fund’s dividends being treated as a return of capital for tax purposes, nontaxable to the extent of a shareholder’s tax basis in his shares and, once such basis is exhausted, generally giving rise to capital gains.
A Fund’s investments, if any, in zero coupon securities, deferred interest securities, certain structured securities or other securities bearing original issue discount or, if the Fund elects to include market discount in income currently, market discount, as well as any “marked-to-market” gain from certain options, futures or forward contracts, as described above, will in many cases cause the Fund to realize income or gain before the receipt of cash payments with respect to these securities or contracts. For a Fund to obtain cash to enable the Fund to distribute any such income or gain, to maintain its qualification as a regulated investment company and to avoid federal income and excise taxes, the Fund may be required to liquidate portfolio investments sooner than it might otherwise have done.
Investments in lower-rated securities may present special tax issues for a Fund to the extent actual or anticipated defaults may be more likely with respect to those kinds of securities. Tax rules are not entirely clear about issues such as when an investor in such securities may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payments received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable. These and other issues will generally need to be addressed by a Fund, in the event it invests in such securities, so as to seek to eliminate or to minimize any adverse tax consequences.
A Fund anticipates that it may be subject to foreign taxes on its income (possibly including, in some cases, capital gains) from foreign securities. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. A Fund will not be eligible to elect to pass through foreign taxes to the shareholders but will be entitled to deduct such taxes in computing the amounts it is required to distribute.
The MLPs in which each Fund intends to invest are expected to be treated as partnerships for U.S. federal income tax purposes. The cash distributions received by theFund from an MLP may not correspond to the amount of income allocated to the Fund by the MLP in any given taxable year. If the amount of income allocated by an MLP to the Fund exceeds the amount of cash received by the Fund from such MLP, the Fund may have difficulty making distributions to its shareholders in the amounts necessary to satisfy the requirements for maintaining its status as a regulated investment company or avoiding U.S. federal income or excise taxes. Accordingly, the Fund may have to dispose of securities under disadvantageous circumstances in order to generate sufficient cash to satisfy the distribution requirements.
Any distribution by an MLP treated as a partnership to a Fund in excess of the Fund’s allocable share of such MLP’s net taxable income will decrease the Fund's tax basis in its MLP investment and will therefore increase the amount of gain (or decrease the amount of loss) that will be recognized on the sale of an equity security in the MLP by the Fund. A portion of any gain or loss recognized by the Fund on a disposition of an MLP equity security (or by an MLP on a disposition of an underlying asset) may be separately computed and treated as ordinary income or loss under the Code to the extent attributable to assets of the MLP that give rise to depreciation recapture, intangible drilling and development cost recapture, or other “unrealized receivables” or “inventory items” under the Code. Any such gain may exceed net taxable gain realized on the disposition and will be recognized even if there is a net taxable loss on the disposition. The Fund’s net capital losses may only be used to offset capital gains and therefore cannot be used to offset gains that are treated as ordinary income. Thus, the Fund could recognize both gain that is treated as ordinary income and a capital loss on a disposition of an MLP equity security (or on an MLP’s disposition of an underlying asset) and would not be able to use the capital loss to offset that gain. The Fund will recognize gain or loss on the sale, exchange or other taxable disposition of its portfolio assets, including equity securities of MLPs, equal to the difference between the amount realized by the Fund on the sale, exchange or other taxable disposition and the Fund's adjusted tax basis in such assets. The amount realized by the Fund in any case generally will be the amount paid by the purchaser of the asset plus, in the case of MLP equity securities, the Fund's allocable share, if any, of the MLP’s debt that will be allocated to the purchaser as a result of the sale, exchange or other taxable disposition. The Fund's tax basis in its equity securities in an MLP treated as a partnership is generally equal to the amount the Fund paid for the equity securities, (x) increased by the Fund's allocable share of the MLP’s net taxable income and certain MLP debt, if any, and (y) decreased by the Fund's allocable share of the MLP’s net losses and any distributions received by the Fund from the MLP. Each MLP will be treated as a separate passive activity so that losses of one MLP may not be netted against profits from elsewhere in the portfolio. Any such losses will be suspended until the MLP is sold.
Any capital losses that a Fund recognizes on a disposition of an equity security of an MLP can only be used to offset capital gains that the Fund recognizes. Any capital losses that the Fund is unable to use may be carried forward to reduce the Fund's capital gains in later years.
If a Fund acquires stock (including, under proposed regulations, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies”), the Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. A Fund will not be able to pass through to its shareholders any credit or deduction for such a tax. In some cases, elections may be available that will ameliorate these adverse tax consequences, but those elections will require a Fund to include each year certain amounts as income or gain (subject to the distribution requirements described above) without a concurrent receipt of cash. A Fund may attempt to limit and/or to manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.
If a Fund invests in certain REITs or in REMIC residual interests, a portion of the Fund’s income may be classified as “excess inclusion income.” A shareholder that is otherwise not subject to tax may be taxable on their share of any such excess inclusion income as “unrelated business taxable income.” In addition, tax may be imposed on a Fund on the portion of any excess inclusion income allocable to any shareholders that are classified as disqualified organizations.
Taxable U.S. Shareholders – Distributions
For U.S. federal income tax purposes, distributions by a Fund, whether reinvested in additional shares or paid in cash, generally will be taxable to shareholders who are subject to tax. Shareholders receiving a distribution in the form of newly issued shares will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of cash they would have received had they elected to receive cash and will have a cost basis in each share received equal to such amount divided by the number of shares received.
In general, distributions from investment company taxable income for the year will be taxable as ordinary income. However, distributions to noncorporate shareholders attributable to dividends received by a Fund from U.S. and certain foreign corporations will generally be taxed at the long-term capital gain rate (described below), as long as certain other requirements are met. For these lower rates to apply, the noncorporate shareholders must have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before a Fund’s ex-dividend date and a Fund must also have owned the underlying stock for this same period beginning 60 days before the ex-dividend date for the stock. The amount of a Fund’s distributions that otherwise qualify for these lower rates may be reduced as a result of the Fund’s securities lending activities, hedging activities or a high portfolio turnover rate.
Distributions reported to shareholders as derived from a Fund’s dividend income, if any, that would be eligible for the dividends received deduction if the Fund were not a regulated investment company may be eligible for the dividends received deduction for corporate shareholders. The dividends received deduction, if available, is reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days. The dividends received deduction also may be reduced as a result of a Fund’s hedging activities, securities lending activities or a high portfolio turnover rate. The dividend may, if it is treated as an “extraordinary dividend” under the Code, reduce such shareholder’s tax basis in its shares of a Fund. Capital gain dividends (i.e., dividends from net capital gain), if reported as such to shareholders, will be taxed to shareholders as long-term capital gain regardless of how long shares have been held by shareholders, but are not eligible for the dividends received deduction for corporations. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Distributions, if any, that are in excess of a Fund’s current and accumulated earnings and profits will first reduce a shareholder’s tax basis in his shares and, after such basis is reduced to zero, will generally constitute capital gains to a shareholder who holds his shares as capital assets.
Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.
Certain distributions reported by a Fund as Section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under Section 163(j) of the Code. Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that a Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.
Individuals and certain other noncorporate entities are generally eligible for a 20% deduction with respect to ordinary dividends received from REITs (“qualified REIT dividends”) and certain taxable income from MLPs. Applicable Treasury regulations permit a regulated investment company to pass through to its shareholders qualified REIT dividends eligible for the 20% deduction through 2025. However, the regulations do not provide a mechanism for a regulated investment company to pass through to its shareholders income from MLPs that would be eligible for such deduction if received directly by the shareholders. As a result, in comparison, investors investing directly in MLPs would generally be eligible for the 20% deduction for such taxable income from these investments while investors investing in MLPs held indirectly if any through the fund would not be eligible for the 20% deduction for their share of such taxable income.
Taxable U.S. Shareholders—Sale of Shares
When a shareholder’s shares are sold, redeemed or otherwise disposed of in a transaction that is treated as a sale for tax purposes, the shareholder will generally recognize gain or loss equal to the difference between the shareholder’s adjusted tax basis in the shares and the cash, or fair market value of any property, received. (To aid in computing that tax basis, a shareholder should generally retain its account statements for the period that it holds shares.) If the shareholder holds the shares as a capital asset at the time of sale, the character of the gain or loss should be capital, and treated as long-term if the shareholder’s holding period is more than one year and short-term otherwise, subject to the rules below.
Certain special tax rules may apply to a shareholder’s capital gains or losses on Fund shares. If a shareholder receives a capital gain dividend with respect to shares and such shares have a tax holding period of six months or less at the time of a sale or redemption of such shares, then any loss the shareholder realizes on the sale or redemption will be treated as a long-term capital loss to the extent of such capital gain dividend. All or a portion of any sales load paid upon the purchase of shares of a Fund will generally not be taken into account in determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent the redemption proceeds are reinvested, or the exchange is effected, on or before January 31 of the calendar year following the calendar year in which the original stock is disposed of without payment of an additional sales load pursuant to the reinvestment or exchange privilege. The load not taken into account will be added to the tax basis of the newly acquired shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.
Backup Withholding
A Fund may be required to withhold, as “backup withholding,” federal income tax, currently at a 24% rate, from dividends (including capital gain dividends) and share redemption and exchange proceeds to individuals and other non exempt shareholders who fail to furnish the Fund with a correct taxpayer identification number (“TIN”) certified under penalties of perjury, or if the IRS or a broker notifies the Fund that the payee is subject to backup withholding as a result of failing properly to report interest or dividend income to the IRS or that the TIN furnished by the payee to the Fund is incorrect, or if (when required to do so) the payee fails to certify under penalties of perjury that it is not subject to backup withholding. A Fund may refuse to accept an application that does not contain any required TIN or certification that the TIN provided is correct. If the backup withholding provisions are applicable, any such dividends and proceeds, whether paid in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability. If a shareholder does not have a TIN, it should apply for one immediately by contacting the local office of the Social Security Administration or the IRS. Backup withholding could apply to payments relating to a shareholder’s account while the shareholder is awaiting receipt of a TIN. Special rules apply for certain entities. For example, for an account established under a Uniform Gifts or Transfer to Minors Act, the TIN of the minor should be furnished. In addition, non-US shareholders will be required to provide a Fund with the proper IRS Form W-8 or appropriate substitute (as discussed below) in order to avail themselves of this withholding tax exemption.
Medicare Tax
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
Non-U.S. Shareholders
The discussion above relates solely to U.S. federal income tax law as it applies to “U.S. persons” subject to tax under such law.
Except as discussed below, distributions to shareholders who, as to the United States, are not “U.S. persons,” (i.e., are nonresident aliens, foreign corporations, fiduciaries of foreign trusts or estates or other non-U.S. investors) generally will be subject to U.S. federal withholding tax at the rate of 30% on distributions treated as ordinary income unless the tax is reduced or eliminated pursuant to a tax treaty or the distributions are effectively connected with a U.S. trade or business of the shareholder; but distributions of net capital gain including amounts retained by a Fund which are designated as undistributed capital gains, to such a non-U.S. shareholder will not be subject to U.S. federal income or withholding tax unless the distributions are effectively connected with the shareholder’s trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met.
Non-U.S. shareholders generally are not subject to U.S. federal income tax withholding on certain distributions of interest income and/or short-term capital gains that are reported by a Fund. It is expected that a Fund will generally report short-term gains, to the extent permitted, but the Fund does not intend to report any distributions attributable to interest income. Therefore, all distributions of interest income will be subject to withholding when paid to non-U.S. investors.

Any capital gain realized by a non-U.S. shareholder upon a sale or redemption of shares of a Fund will generally not be subject to U.S. federal income or withholding tax unless the gain is effectively connected with the shareholder’s trade or business in the U.S., or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the U.S. for 183 days or more during the taxable year and certain other conditions are met.
In addition, under the Foreign Investment in Real Property Tax Act of 1980, as amended (“FIRPTA”) provisions of the Code, a non-U.S. shareholder is subject to withholding tax in respect of a disposition of a U.S. real property interest and any gain from such disposition is subject to U.S. federal income tax as if such person were a U.S. person. Such gain is sometimes referred to as “FIRPTA gain.” If a Fund is a “U.S. real property holding corporation” and is not domestically controlled, any gain realized on the sale or exchange of Fund shares by a non-U.S. shareholder that owns at any time during the five-year period ending on the date of disposition more than 5% of a class of Fund shares would be FIRPTA gain. A Fund will be a “U.S. real property holding corporation” if, in general, 50% or more of the fair market value of its assets consists of U.S. real property interests, including stock of certain U.S. REITs and certain MLPs.
The Code provides a look-through rule for distributions of FIRPTA gain by a Fund if all of the following requirements are met: (i) the Fund is classified as a “qualified investment entity” (which includes the Fund if, in general more than 50% of the Fund’s assets consists of interest in REITs, other U.S. real property holding corporations and certain MLPs); and (ii) you are a non-U.S. shareholder that owns more than 5% of the Fund’s shares at any time during the one-year period ending on the date of the distribution. If these conditions are met, Fund distributions to you to the extent derived from gain from the disposition of a U.S. real property interest, may also be treated as FIRPTA gain and therefore subject to U.S. federal income tax, and requiring that you file a nonresident U.S. income tax return. Also, such gain may be subject to a 30% branch profits tax in the hands of a non-U.S. shareholder that is a corporation. Even if a non-U.S. shareholder does not own more than 5% of the Fund’s shares, Fund distributions that are attributable to gain from the sale or disposition of a U.S. real property interest will be taxable as ordinary dividends subject to withholding at a 30% or lower treaty rate.
Non-U.S. persons who fail to furnish a Fund with the proper IRS Form W-8 (i.e., W-8BEN, W-8BEN-E, W-8ECI, W-8IMY or W-8EXP), or an acceptable substitute, may be subject to backup withholding at a 24% rate on dividends (including capital gain dividends) and on the proceeds of redemptions and exchanges.
Also, non-U.S. shareholders of a Fund may be subject to U.S. estate tax with respect to their Fund shares.
A Fund is required to withhold U.S. tax (at a 30% rate) on payments of dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to a Fund to enable the Fund to determine whether withholding is required.
Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of, and receipt of distributions from, a Fund.
State and Local Taxes
A Fund may be subject to state or local taxes in jurisdictions in which the Fund is deemed to be doing business. The Energy Infrastructure Fund’s investments in partnerships, including in QPTPs, may result in the Energy Infrastructure Fund being subject to state, local or foreign income, franchise or withholding tax liabilities. In addition, in those states or localities that impose income taxes, the treatment of such a Fund and its shareholders under those jurisdictions’ tax laws may differ from the treatment under federal income tax laws, and an investment in such a Fund may have tax consequences for shareholders that are different from those of a direct investment in the Fund’s portfolio securities. Shareholders should consult their own tax advisers concerning state and local tax matters.

FINANCIAL STATEMENTS
The audited financial statements and related reports of PricewaterhouseCoopers LLP, independent registered public accounting firm for the Funds,  for the Funds contained in the Fund's Form N-CSR for the most recent fiscal year end are hereby incorporated by reference. The audited financial statements in each Fund's Annual Report have been incorporated herein by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. No other parts of the Form N-CSR are incorporated by reference herein. A copy of the Fund's financial information may be obtained upon request and without charge by writing Goldman Sachs& Co. LLC, 71 South Wacker Drive, Suite 1200, Chicago, Illinois 60606 or by calling Goldman Sachs & Co. LLC, at the telephone number on the back cover of the Funds’ Prospectuses.
PROXY VOTING
The Trust, on behalf of the Funds, has delegated the voting of portfolio securities to the Investment Adviser. For client accounts for which the Investment Adviser has voting discretion, the Investment Adviser has adopted policies and procedures (the “Proxy Voting Policy”) for the voting of proxies. Under the Proxy Voting Policy, the Investment Adviser’s guiding principles in performing proxy voting are to make decisions that favor proposals that in the Investment Adviser’s view tend to maximize a company’s shareholder value and are not influenced by conflicts of interest. To implement these guiding principles for investments in publicly-traded equities, the Investment Adviser has developed customized proxy voting guidelines (the “Guidelines”) that it generally applies when voting on behalf of client accounts. Attached as Appendix B is a summary of the Guidelines. These Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and various shareholder proposals. The Guidelines embody the positions and factors the Investment Adviser generally considers important in casting proxy votes.
The Proxy Voting Policy, including the Guidelines, is reviewed periodically to ensure that it continues to be consistent with the Investment Adviser’s guiding principles.
The Investment Adviser has retained a third-party proxy voting service (“Proxy Service”), currently Institutional Shareholder Services, to assist in the implementation and administration of certain proxy voting-related functions including, without limitation, operational, recordkeeping and reporting services. The Proxy Service also prepares a written analysis and recommendation (a “Recommendation”) of each proxy vote that reflects the Proxy Service’s application of the Guidelines to particular proxy issues. While it is the Investment Adviser’s policy generally to follow the Guidelines and Recommendations from the Proxy Service, the Investment Adviser’s portfolio management teams (“Portfolio Management Teams”) may on certain proxy votes seek approval to diverge from the Guidelines or a Recommendation by following an “override” process. Such decisions are subject to a review and approval process, including a determination that the decision is not influenced by any conflict of interest. A Portfolio Management Team that receives approval through the override process to cast a proxy vote that diverges from the Guidelines and/or a Recommendation may vote differently than other Portfolio Management Teams that did not seek to override that vote. In forming their views on particular matters, the Portfolio Management Teams are also permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and Recommendations. The Investment Adviser may hire other service providers to replace or supplement the Proxy Service with respect to any of the services the Investment Adviser currently receives from the Proxy Service.
GSAM conducts periodic due diligence meetings with the Proxy Service which include, but are not limited to, a review of the Proxy Service’s general organizational structure, new developments with respect to research and technology, work flow improvements and internal due diligence with respect to conflicts of interest.
From time to time, the Investment Adviser may face regulatory, compliance, legal or logistical limits with respect to voting securities that it may purchase or hold for client accounts, which can affect the Investment Adviser’s ability to vote such proxies, as well as the desirability of voting such proxies. Among other limits, federal, state and foreign regulatory restrictions or company specific ownership limits, as well as legal matters related to consolidated groups, may restrict the total percentage of an issuer’s voting securities that the Investment Adviser can hold for clients and the nature of the Investment Adviser’s voting in such securities. The Investment Adviser’s ability to vote proxies may also be affected by, among other things: (i) late receipt of meeting notices;

(ii) requirements to vote proxies in person; (iii) restrictions on a foreigner’s ability to exercise votes; (iv) potential difficulties in translating the proxy; (v) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions; and (vi) requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting.
The Investment Adviser has adopted policies and procedures designed to prevent conflicts of interest from influencing its proxy voting decisions that the Investment Adviser makes on behalf of a client account. These policies and procedures include the Investment Adviser’s use of the Guidelines and Recommendations from the Proxy Service, the override approval process previously discussed, and the establishment of information barriers between the Investment Adviser and other businesses within The Goldman Sachs Group, Inc. Notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of the Investment Adviser may have the effect of benefitting the interests of other clients or businesses of other divisions or units of Goldman Sachs and/or its affiliates.
Voting decisions with respect to fixed income securities and the securities of privately held issuers generally will be made by a Fund's managers based on their assessment of the particular transactions or other matters at issue.
Information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Funds' website, or will be available as soon as reasonably practicable after the Funds' latest filing on Form N-PX with the SEC, at dfinview.com/GoldmanSachs and on the SEC’s website at www.sec.gov. This information may also be obtained upon request and without charge by calling Goldman Sachs & Co. LLC at the toll-free telephone number listed on the front cover of this SAI.
PAYMENTS TO OTHERS (INCLUDING INTERMEDIARIES)
The Investment Adviser, Distributor and/or their affiliates may make payments to Intermediaries and other persons from time to time to promote the sale, distribution and/or servicing of shares of the Fund, except that the Investment Adviser, Distributor and its affiliates do not make such payments on behalf of Class R6 Shares. These payments (“Additional Payments”) are made out of the Investment Adviser’s, Distributor’s and/or their affiliates’ own assets (which may come directly or indirectly from fees paid by the Fund), are not an additional charge to the Fund or its shareholders, and do not change the price paid by investors for the purchase of the Fund’s shares or the amount the Fund receives as proceeds from such purchases. Although paid by the Investment Adviser, Distributor, and/or their affiliates, the Additional Payments are in addition to the distribution and service fees paid by the Fund to the Intermediaries as described in the Fund’s Prospectus and this SAI, and are also in addition to the sales commissions payable to Intermediaries as set forth in the Prospectus. For purposes of this “Payments to Others (Including Intermediaries)” section, “Funds” shall mean, collectively, the Fund and any of the other Goldman Sachs Funds.
The Additional Payments are intended to compensate Intermediaries and other persons for, among other things: marketing shares of the Fund, which may consist of payments relating to funds included on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the recipients; “due diligence” examination and/or review of the Fund from time to time; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; “finders” or “referral fees” for directing investors to the Fund; marketing support fees for providing assistance in promoting the sale of Fund shares (which may include promotions in communications with the Intermediaries’ customers, registered representatives and salespersons); and/or other specified services intended to assist in the distribution and marketing of the Fund. In addition, the Investment Adviser, Distributor and/or their affiliates may make Additional Payments (including through sub-transfer agency and networking agreements) for sub-accounting, administrative, shareholder processing and/or recordkeeping services that are in addition to the transfer agent, shareholder administration, servicing and processing fees paid by the Fund, including Additional Payments to third-party recordkeepers and/or administrators of retirement plan sponsors (which may reduce the cost to retirement plan sponsors for retaining third-party recordkeepers and/or administrators). These Additional Payments may exceed amounts earned on these assets by the Investment Adviser, Distributor and/or their affiliates for the performance of these or similar services. The Additional Payments may be a fixed dollar amount; may be based on the number of customer accounts maintained by an Intermediary or other person that provides services to you; may be based on a percentage of the value of shares sold to, or held by, customers of the Intermediary or other person involved; or may be calculated on another basis. The Additional Payments are negotiated with each recipient based on a range of factors, including but not limited to the recipient’s ability to attract and retain assets (including particular classes of Fund shares), target markets, customer relationships, quality of service and industry reputation. Although the individual components may be higher or lower and the total amount of Additional Payments made to any recipient in any given year will vary, the amount of these Additional Payments (excluding payments made through sub-transfer agency and networking agreements), on average, is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through a recipient.
These Additional Payments may be significant to certain Intermediaries and other persons, and may be an important factor in an Intermediary or other person’s willingness to support the sale of the Fund through its distribution system.
The Investment Adviser, Distributor and/or their affiliates may be motivated to make Additional Payments since they promote the sale of Fund shares to clients of the recipients and the retention of those investments by those clients. To the extent recipients sell more shares of the Fund or retain shares of the Fund in their clients’ accounts, the Investment Adviser and Distributor benefit from the incremental management and other fees paid by the Fund with respect to those assets.
In addition, certain Intermediaries and other persons may have access to certain research and investment services from the Investment Adviser, Distributor and/or their affiliates. Such research and investment services (“Additional Services”) may include research reports; economic analysis; portfolio analysis tools; business planning services; certain marketing and investor education materials and strategic asset allocation modeling. The recipient may not pay for these products or services. The cost of the Additional Services and the particular services provided may vary from recipient to recipient.
The Additional Payments made by the Investment Adviser, Distributor and/or their affiliates or the Additional Services received by an Intermediary or other person may vary with respect to the type of fund (e.g., equity, fund, fixed income fund, specialty fund, asset allocation portfolio or money market fund) sold by or through the Intermediary or other person. In addition, the Additional Payment arrangements may include breakpoints in compensation which provide that the percentage rate of compensation varies over time or as the dollar value of the amount sold or invested through an Intermediary or other person increases.
The presence of these Additional Payments or Additional Services, the varying fee structure and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative, salesperson or other person to highlight, feature or recommend funds, including the Fund, or other investments based, at least in part, on the level of compensation paid. Additionally, if one mutual fund sponsor makes greater distribution payments than another, a recipient of these payments may have an incentive to recommend one fund complex over another. Similarly, if an Intermediary or other person receives more distribution assistance for one share class versus another, that Intermediary or other person may have an incentive to recommend that share class. Because Intermediaries and other persons may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which also may vary by class, this may create an additional incentive for financial firms and their financial advisors to favor one fund complex over another, or one fund class over another. You should consider whether such incentives exist when evaluating any recommendations from an Intermediary or other person to purchase or sell Shares of the Fund and when considering which share class is most appropriate for you.
For the year ended December 31, 2024, the Investment Adviser, Distributor and their affiliates made Additional Payments out of their own assets to approximately 222 recipients, totaling approximately $345 million (excluding payments made through sub-transfer agency and networking agreements and certain other types of payments described below), with respect to the Fund, Goldman Sachs Trust, all of the funds in an affiliated investment company, Goldman Sachs Variable Insurance Trust, Goldman Sachs Trust II, and Goldman Sachs Real Estate Diversified Income Fund. During the year ended December 31, 2024, the Investment Adviser, Distributor and/or their affiliates had contractual arrangements to make Additional Payments to the persons listed below (or their affiliates or successors), among others. This list will change over time, and any additions, modifications or deletions thereto that have occurred since December 31, 2024 are not reflected. Additional persons may receive payments in 2025 and in future years. Certain arrangements are still being negotiated, and there is a possibility that payments will be made retroactively to persons not listed below.
ADP Broker-Dealer, Inc.

ADP LLC
ADP, Inc.
Alight Solutions LLC
Allstate Life Insurance Company
Allstate Life Insurance Company of New York
Amalgamated Bank of Chicago
American Bank NA
American Enterprise Investment Services, Inc. (AEIS)
American General Life Insurance Company
American National Trust and Investment Management Company dba Old National Trust Company (Oltrust & Co.)
American United Life Insurance Company
Ameriprise Financial Services LLC/Ameriprise financial Services Inc.
ANB Bank
Ascensus, LLC.
Associated Trust Company, N.A.
Axcelus Financial Life Insurance
Banc of America Securities LLC
BancFirst
BancorpSouth
Bank of New York
Bankers Trust Company
BB&T Capital Markets
BMO Harris Bank N.A.
BMO Nesbitt Burns
BMO Private Bank (WM)
BMO Trust & Custody

BNY Mellon National Association
BOSC, Inc.
Branch Banking and Trust Company
Brighthouse Life Insurance Company
Brown Brothers Harriman & Co.
Busey Bank
C.M. Life Insurance Company
California Department of Human Resources
Catalyst Corporate Federal Credit Union
Cetera Advisor Networks LLC
Cetera advisors LLC
Cetera Financial Group
Cetera Financial Specialists LLC
Cetera Investment Services LLC
Charles Schwab & Co., Inc.
Chicago Mercantile Exchange, Inc.
Citi Custody
Citibank N.A.
Citigroup Global Markets, Inc.
Citizens Bank National Association
CME Shareholder Servicing LLC
Comerica Bank
Comerica Securities, Inc.
Commerce Bank
Commerce Bank, N.A.
Commerce Trust Co.

Commonwealth Annuity and Life Insurance Company
Commonwealth Equity Services, Inc. dba Commonwealth Financial Network
Companion Life Insurance Company
Compass Bank
Computershare
Computershare Trust Company, N.A.
Connecticut General Life Insurance Company
Continental Stock Transfer & Trust Company
Country Club Bank
Credit Suisse Securities (USA) LLC
Daily Access Concepts
Dain Rauscher Inc.
Delaware trust
Deutsche Bank Trust Company Americas
Diversified Investment Advisors
Drexel Hamilton, LLC
Edward D. Jones & Co., L.P.
Enterprise Bank & Trust
Farmers New World Life Insurance Company
Federal Deposit Insurance Corporation
Fidelity Brokerage Services LLC
Fidelity Investments Institutional Operations Company
Fidelity Investments Institutional Operations Company, Inc.
Fifth Third Bank
Fifth Third Securities Inc.
First Allied Securities Inc

First Commercial Bank, N.A.
First Hawaiian Bank
First National Bank of Omaha
FIS Business Systems LLC
Forethought Life Insurance Company
Fulton Bank, N.A.
Fulton Financial Advisors, National Association
Genworth Life and Annuity Insurance Company
Genworth Life Insurance Company
Genworth Life Insurance Company of New York
GreatBanc Trust Co.
Great-West Financial Retirement Plan Services, LLC
Great-West Life & Annuity Insurance Company
GW Capital Management, LLC
GWFS Equities, Inc.
GWFS Equities, Incorporated
HANCO
Hartford Life Insurance Company
Hazeltree Fund Services, Inc.
Hewitt Associates LLC
Horace Mann Life Insurance Company
HSBC Bank U.S.A., N.A.
HSBC Bank USA
Hunt, Dupree & Rhine
Huntington National Bank
Huntington Securities

ICMA RC-Services, LLC
ICMA Retirement Corporation
Institutional Bond Networks
Institutional Cash Distributors (division of Merriman Curhan Ford & Co.)
Investmart, Inc.
J.P. Morgan Institutional Investments Inc., (“JPMorgan”)
Jefferies LLC
Jefferson National Life Insurance Company
Jefferson National Life Insurance Company of New York
Jefferson Pilot Financial Insurance Company
John Hancock Trust Company
JPMorgan Chase Bank, N.A.
JPMorgan Securities, Inc
Key Bank N.A.
LaSalle Bank, N.A.
Law Debenture Trust Company of New York
Lincoln Benefit Life Company
Lincoln Life & Annuity Company of New York
Lincoln Retirement Services Company, LLC
LOOP CAPITAL MARKETS LLC
LPL Financial Corporation
LPL Financial LLC
M&I Brokerage Services, Inc.
M&I Data Services (division of The Marshall & Ilsley Corportation)
M&T Bank
M&T Securities, Inc.

Massachusetts Mutual Life Insurance Company
MassMutual Retirement Services, LLC
Matrix Financial Solutions
Matrix Trust Company
McCready and Keene, Inc
Members Life Insurance Company
Merrill Lynch, Pierce, Fenner & Smith Incorporated
MidFirst Bank
Midland National Life Insurance Company
Midwest Institutional Trust
Minnesota Life Insurance Company
MML Distributors, LLC
Moreton Capital Markets, LLC
Morgan Stanley & Co. LLC
Morgan Stanley Smith Barney LLC
MSCS Financial Services Division of Broadridge Business Process Outsourcing, LLC
MSCS Financial Services, LLC
MSEC, LLC
National Financial Services LLC
National Security Life and Annuity Company
Nationwide Financial Services, Inc.
Newport Group, Inc.
Newport Retirement Services, Inc.
Ohio National Equities, Inc.
Oppenheimer & Co. Inc.
Pacific Life & Annuity Company

Pacific Life Insurance company
Parkside Financial Bank & Trust
Pershing LLC
PNC Bank, N.A.
PNC Bank, National Organization
PNC Capital Markets LLC
Principal Bank
Principal Life Insurance Company
Protective Life Insurance Company
PruCo Life Insurance Company
PruCo Life Insurance Company of New Jersey
R. SEELAUS & CO., LLC
Raymond James & Associates, Inc.
Raymond James Financial Services
RBC Capital Markets, LLC
Regions Bank
Reliance Trust Company
RFS Opco LLC
RiverSource Life Insurance Co. of New York
RiverSource Life Insurance Company
Robert W. Baird & Co. Incorporated
Scott & Stringfellow
Securities Finance Trust Company
Security Benefit Life Insurance Company
Security Distributors, Inc.
Signature Bank

Standard Insurance Company
State Street Bank and Trust Company
State Street Global Markets, LLC
Sun Life Assurance Company of Canada (U.S.)
Sun Life Insurance and Annuity Company of New York
Sungard Institutional Brokerage, Inc.
SunTrust Bank
SunTrust Robinson Humphrey, Inc.
T. Rowe Price Retirement Plan Services, Inc.
TD Ameritrade Inc.
TD Bank National Association
Teachers Insurance and Annuity Association of America
The Glenmede Trust Company N.A.
The Lincoln National Life Insurance Company
The Northern Trust Company
The Ohio National Life Insurance Company
The Prudential Insurance Company of America
The Travelers Insurance Company
The Travelers Life and Annuity Company
The United States Life Insurance Company in the City of New York
The Vanguard Group, Inc.
The Variable Annuity Life Insurance Company
Transamerica Financial Life Insurance Company
Transamerica Life Insurance Company
Treasury Curve, LLC
Trustmark National Bank

U.S. Bank, N.A.
UBS Financial Services Inc.
Umpqua Bank
Union Bank and Trust Company
Union Bank, N.A.
United of Omaha Life Insurance Company
VALIC Retirement Services Company
Voya Financial Partners, LLC
Voya Institutional Plan Services, LLC
Voya Retirement Advisors, LLC
Voya Retirement Insurance and Annuity Company
Wachovia Capital Markets, LLC
Wells Fargo Bank
Wells Fargo Bank, N.A.
Wells Fargo Clearing Services, LLC.
Wells Fargo Corporate Trust Services
Wells Fargo Securities LLC
Western Alliance Bank
Wilmington Trust Retirement and Institutional Services Company
Zions Bank
Zurich American Life Insurance Company
Your Authorized Dealer or other Intermediary, or any other person that provides services to you, may charge you additional fees or commissions other than those disclosed in the Prospectus. Shareholders should contact their Authorized Dealer or other Intermediary, or any other person that provides services to you, for more information about the Additional Payments or Additional Services they receive and any potential conflicts of interest, as well as for information regarding any fees and/or commissions it charges. For additional questions, please contact Goldman Sachs Funds at 1-800-621-2550.
Not included on the list above are other subsidiaries of Goldman Sachs who may receive revenue from the Investment Adviser, Distributor and/or their affiliates through intra-company compensation arrangements and for financial, distribution, administrative and operational services.

Furthermore, the Investment Adviser, Distributor and/or their affiliates may, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of Fund shares, as well as sponsor various educational programs, sales contests and/or promotions and reimburse investors for certain expenses incurred in connection with accessing the Fund through portal arrangements. The Investment Adviser, Distributor and their affiliates may also pay for the travel expenses, meals, lodging and entertainment of Intermediaries and their salespersons and guests in connection with educational, sales and promotional programs subject to applicable FINRA regulations. Other compensation may also be offered from time to time to the extent not prohibited by applicable federal or state laws or FINRA regulations. This compensation is not included in, and is made in addition to, the Additional Payments described above.
OTHER INFORMATION
Selective Disclosure of Portfolio Holdings Information and Portfolio Characteristics Information
The Board of Trustees of the Trust and the investment advisers to the series of the Trust (collectively, the “Investment Adviser”) have adopted a policy on the selective disclosure of portfolio holdings information and portfolio characteristics information. The policy seeks to (1) ensure that the disclosure of portfolio holdings information and portfolio characteristics information is in the best interest of Fund shareholders; and (2) address the conflicts of interest associated with the disclosure of portfolio holdings information and portfolio characteristics information. The policy provides that neither a Fund nor the Trust’s officers or Trustees, nor the Investment Adviser, Distributor or any agent, or any employee thereof (“Fund Representative”), will disclose a Fund’s portfolio holdings information or portfolio characteristics information to any person other than in accordance with the policy. For purposes of the policy, “portfolio holdings information” means a Fund’s actual portfolio holdings, as well as non-public information about its trading strategies or pending transactions. Portfolio holdings information does not include summary or statistical information which is derived from (but does not include) individual portfolio holdings (“portfolio characteristics information”).
Under the policy, neither a Fund nor any Fund Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information or portfolio characteristics information. A Fund Representative may generally provide portfolio holdings information and material portfolio characteristics information to third parties if such information has been included in a Fund’s public filings with the SEC or is disclosed on the Trust’s publicly accessible website or is otherwise publicly available.
Portfolio Holdings Information. Portfolio holdings information that is not filed with the SEC or disclosed on the Trust’s publicly available website may be provided to third parties (including, without limitation, individuals, institutional investors, intermediaries that sell shares of a Fund, consultants and third-party data and other providers) only for legitimate business purposes and only if the third-party recipients are required to keep all such portfolio holdings information confidential and are prohibited from trading on the information they receive in violation of the federal securities laws. Disclosure to such third parties must be approved in advance by the Investment Adviser’s legal or compliance department. Disclosure to providers of auditing, custody, proxy voting and other similar services; rating and ranking organizations; lenders and other third-party service providers that may obtain access to such information in the performance of their contractual duties to the Funds will generally be permitted. In general, each recipient of non-public portfolio holdings information must sign a confidentiality agreement and agree not to trade on the basis of such information in violation of the federal securities laws, although this requirement will not apply when the recipient is otherwise subject to a duty of confidentiality.
In accordance with the policy, the identity of those recipients who receive non-public portfolio holdings information on an ongoing basis is as follows: the Investment Adviser and its affiliates; the Funds’ independent registered public accounting firm; the Funds’ custodian; the Funds’ legal counsel—Dechert LLP; the Funds’ tax service provider—Deloitte & Touche LLP; the Funds’ financial printer—Donnelley Financial Solutions Inc.; the Funds’ proxy voting service—ISS; the Funds’ class action processing service provider—Financial Recovery Technologies, LLC; the Investment Company Institute; and iMoneyNet (in connection with services it provides with respect to the posting of information to certain web portals, as discussed below). KPMG LLP, an investor in one or more series of the Trust, also receives certain non-public portfolio holdings information on an ongoing basis in order to facilitate compliance with the auditor independence requirements to which it is subject. In addition, certain Goldman Sachs Fixed Income Funds provide non-public portfolio holdings information to S&P Global Ratings to allow such Funds to be rated by it, and certain Goldman Sachs Equity Funds provide non-public portfolio holdings information to FactSet, a provider of global financial and economic information. In addition, one or more series of the Trust may provide non-public portfolio holdings information to Cohen Fund Audit Services, a provider of audit and tax services. From time-to-time, certain Funds may provide non-public portfolio holdings information to prospective purchasers of a Fund’s legal claims. In each of these instances, these entities are obligated to keep such information confidential. Third-party providers of custodial services to the Funds may release non-public portfolio holdings information of the Funds only with the permission of certain Fund Representatives. From time to time portfolio holdings information may be provided to broker-dealers, prime brokers, FCMs or derivatives clearing merchants in connection with a Fund’s portfolio trading activities. In addition, certain Goldman Sachs Tax Exempt Funds provide certain broker-dealers with non-public portfolio holdings information so that these broker-dealers may provide these Tax Exempt Funds with more tailored trading suggestions, thereby facilitating more effective portfolio management. Complete portfolio holdings information of one or more series of the Trust (which may include one or more of the Funds) is provided to these select broker-dealers at least quarterly with no lag required between the date of the information and the date on which the information is disclosed. As of March 30, 2025, the broker-dealers receiving this information were as follows: 280 Securities, Axioma, Inc., BofA Securities Inc. Futures, Barclays Capital Inc., BB&T Capital Markets, Belle Haven Investments, Brean Capital, LLC, Brownstone Investment Group LLC, Cabrera Capital Markets, LLC, Caprok Capital, Citigroup Global Markets, Inc., Crews & Associates, Inc., Credit Suisse Securities (USA) LLC, DA Davidson & Co., Dougherty & Company, LLC, FMSBond, Inc., George K. Baum & Company, Headlands Tech Global Markets, LLC, Herbert J. Sims & Co., Inc., Hilltop Securities Inc., Hutchinson Shockey Erley & Co., Janney Montgomery Scott, Inc., Jeffries & Company, Inc., J.P. Morgan Securities LLC, Keybanc Capital Markets Inc., Loop Capital Corp., Merrill Lynch Pierce Fenner & Smith, Inc., Mesirow Financial Inc., Morgan Stanley, M.R. Beal & Company, Oppenheimer Funds, Inc., Piper Sandler & Co., PNC Capital Markets LLC, Ramirez & Co., Inc., Raymond James & Associates, Inc., RBC Capital Markets, RiskMetrics Solutions, LLC, R. Seelaus & Co., Inc., Siebert Williams Shank & Co., LLC, Stephens Inc., Stifel, Nicolaus & Company, Inc., TD Securities, LLC, Tradeweb Markets, LLC, Truist Financial Corporation, Truist Securities, Inc., US Bancorp, US Bank Global Corporate Trust/Custody, Virtus Capital Markets LLC, and Ziegler Capital Markets. In providing this information, reasonable precautions, including, but not limited to, the execution of a non-disclosure agreement and limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information. All marketing materials prepared by the Trust’s principal underwriter are reviewed by Goldman Sachs’ Compliance department for consistency with the policy.
The Funds described in this SAI currently intend to publish complete portfolio holdings on the Trust’s website (http://www.gsamfunds.com) as of the end of each calendar quarter, subject to a 15 calendar day lag between the date of the information and the date on which the information is disclosed. In addition, each Fund currently intends to post month-end top ten holdings on the Trust’s website subject to a 15 calendar day lag between the date of the information and the date on which the information is disclosed. A Fund may publish on the website complete portfolio holdings information more frequently if it has a legitimate business purpose for doing so. Operational disruptions and other systems disruptions may delay the posting of this information on the Trust’s website.
Each Fund files portfolio holdings information within 60 days after the end of each fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at http://www.sec.gov. Each Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included on Form N-CSR and each Fund’s complete schedule of portfolio holdings for the first and third quarter of each fiscal year is included on the Fund’s website. A semi-annual or annual report for each Fund will become available to investors within 60 days after the period to which it relates. Each Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Portfolio Characteristics Information. Material portfolio characteristics information that is not publicly available (e.g., information that is not filed with the SEC or disclosed on the Funds’ publicly available website) or calculated from publicly available information may be provided to third parties only if the third-party recipients are required to keep all such portfolio characteristics information confidential and are prohibited from trading on the information they receive in violation of the federal securities laws. Disclosure to such third parties must be approved in advance by the Investment Adviser’s legal or compliance department, who must first determine that the Fund has a legitimate business purpose for doing so. In general, each recipient of material, non-public portfolio characteristics information must sign a confidentiality agreement and agree not to trade on the basis of such information in violation of the federal securities laws, although this requirement will not apply when the recipient is otherwise subject to a duty of confidentiality.

However, upon request, a Fund will provide certain non-public portfolio characteristics information to any (i) shareholder or (ii) non-shareholder (including, without limitation, individuals, institutional investors, intermediaries that sell shares of the Fund, consultants and third-party data providers) whose request for such information satisfies and/or serves a legitimate business purpose for the Fund. Examples of portfolio characteristics information include, but are not limited to, statistical information about a Fund’s portfolio. Portfolio characteristics information that is made available upon request would normally include:
•   Asset Allocation Information – The allocation of a Fund’s portfolio among asset classes, regions, countries, industries, sub-industries, sectors, sub-sectors, strategies or subadvisers; credit quality ratings; and weighted average market capitalization ranges.
•   Financial Characteristics Information – The financial characteristics of a Fund’s portfolio, such as alpha; beta; R-squared; Sharpe ratio; information ratio; standard deviation; tracking error; various earnings and price based ratios (e.g., price-to-earnings and price-to-book); value at risk (VaR); duration information; weighted-average maturity/life; portfolio turnover; attribution; and other aggregated risk statistics (e.g., aggregate liquidity classification information).
In accordance with the policy, this type of portfolio characteristics information that is made available upon request will be disclosed in accordance with, and subject to the time lag indicated in, the schedule below. This portfolio characteristics information may be requested by calling Goldman Sachs & Co. LLC toll-free at 1-800-526-7384 (for Class A, Class C, Class R and Investor Shareholders) or 1-800-621-2550 (for Institutional, Service, Administration, Separate Account Institutional, Class R6 and Class P Shareholders). Portfolio characteristics information that is otherwise publicly available may be disclosed without these time lags.
The type and volume of portfolio characteristics information that is made available upon request will vary among the Goldman Sachs Funds (depending on the investment strategies and the portfolio management team of the applicable Fund). If portfolio characteristics information is disclosed to one recipient, it must also be disclosed to all other eligible recipients requesting the same information.
However, under certain circumstances, the volume of portfolio characteristics information provided to one recipient may differ from the volume of portfolio characteristics information provided to other recipients.
Type of Information	When Available Upon Request
Portfolio Characteristics Information (Except for Aggregate Liquidity Classification Information)
Prior to 15 Business Days After Month-End: Cannot disclose without (i) a confidentiality agreement; (ii) an agreement not to trade on the basis of non-public information in violation of the federal securities laws; and (iii) legal or compliance approval.

15 Business Days After Month-End: May disclose to (i) shareholders and (ii) any non-shareholder whose request satisfies and/or serves a legitimate business purpose for the applicable Fund.
Aggregate Liquidity Classification Information
Prior to 90 Calendar Days After Month-End: Cannot disclose without (i) a confidentiality agreement; (ii) an agreement not to trade on the basis of non-public information in violation of the federal securities laws; and (iii) legal or compliance approval.

90 Calendar Days After Month-End: May disclose to (i) shareholders and (ii) any non-shareholder whose request satisfies and/or serves a legitimate business purpose for the applicable Fund.
In addition, the Funds described in this SAI currently intend to publish certain portfolio characteristics information on the Trust’s website (http://www.gsamfunds.com) as of the end of each month or fiscal quarter, and such information will generally be subject to a 15 day lag. Operational disruptions and other systems disruptions may delay the posting of this information on the Trust’s website or the availability of this information by calling Goldman Sachs & Co. LLC at the toll-free numbers listed above.

Oversight of the Policy. Under the policy, Fund Representatives will periodically supply the Board of the Trustees with a list of third parties who receive non-public portfolio holdings information and material, non-public portfolio characteristics information pursuant to an ongoing arrangement subject to a confidentiality agreement and agreement not to trade on the basis of such information in violation of the federal securities laws. In addition, the Board receives information, on a quarterly basis, on such arrangements that were permitted during the preceding quarter. Under the policy, the Investment Adviser’s legal and compliance personnel authorize the disclosure of portfolio holdings information and portfolio characteristics information.
Disclosure of Current NAV Per Share
A Fund’s current NAV per share is available through the Fund’s website at www.gsamfunds.com (except Class P Shares) or by contacting the Fund at 1-800-526-7384.
Miscellaneous
Each Fund will redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Each Fund, however, reserves the right, in its sole discretion, to pay redemptions by a distribution in-kind of securities (instead of cash) if (i) the redemption exceeds the lesser of $250,000 or 1% of the NAV of the Fund at the time of redemption; or (ii) with respect to lesser redemption amounts, the redeeming shareholder requests in writing a distribution in-kind of securities instead of cash. The securities distributed in-kind would be readily marketable and would be valued for this purpose using the same method employed in calculating a Fund’s NAV per share. See “NET ASSET VALUE.” If a shareholder receives redemption proceeds in-kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption. In addition, if you receive redemption proceeds in-kind, you will be subject to market gains or losses upon the disposition of those securities.
The right of a shareholder to redeem shares and the date of payment by a Fund may be suspended for more than seven days for any period during which the NYSE is closed, other than the customary weekends or holidays, or when trading on such Exchange is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by order permit for the protection of shareholders of the Fund. (The Trust may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.)
As stated in the Prospectuses, the Trust may authorize Intermediaries and other institutions that provide recordkeeping, reporting and processing services to their customers to accept on the Trust’s behalf purchase, redemption and exchange orders placed by or on behalf of their customers and, if approved by the Trust, to designate other intermediaries to accept such orders. These institutions may receive payments from the Trust or Goldman Sachs for their services. Certain Intermediaries or other institutions may enter into sub-transfer agency agreements with the Trust or Goldman Sachs with respect to their services.
In the interest of economy and convenience, the Trust does not issue certificates representing the Funds’ shares. Instead, the Transfer Agent maintains a record of each shareholder’s ownership. Each shareholder receives confirmation of purchase and redemption orders from the Transfer Agent. Fund shares and any distributions paid by a Fund are reflected in account statements from the Transfer Agent.
The Prospectuses and this SAI do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectuses. Certain portions of the Registration Statement have been omitted from the Prospectuses and this SAI pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.
Statements contained in the Prospectuses or in this SAI as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectuses and this SAI form a part, each such statement being qualified in all respects by such reference.

Line of Credit
As of November 30, 2024, the Funds participated in a $1,150,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes or to allow for an orderly liquidation of securities to meet redemption requests, which may include the funding of redemptions. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by a Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended November 30, 2024, the Funds did not have any borrowings under the facility.
Large Trade Notifications
The Transfer Agent may from time to time receive notice that an Intermediary has received a purchase, redemption or exchange order for a large trade in a Fund’s shares. A Fund may determine to enter into portfolio transactions in anticipation of that order, even though the order may not have been processed at the time the Fund entered into such portfolio transactions. This practice provides for a closer correlation between the time shareholders place large trade orders and the time a Fund enters into portfolio transactions based on those orders, and may permit the Fund to be more fully invested in investment securities, in the case of purchase orders, and to more orderly liquidate its investment positions, in the case of redemption orders. The Intermediary may not, however, ultimately process the order. In this case, (i) if a Fund enters into portfolio transactions in anticipation of an order for a large redemption of Fund shares; or (ii) if a Fund enters into portfolio transactions in anticipation of an order for a large purchase of Fund shares and such portfolio transactions occur on the date on which the Intermediary indicated that such order would occur, the Fund will bear any borrowing, trading overdraft or other transaction costs or investment losses resulting from such portfolio transactions. Conversely, a Fund would benefit from any earnings and investment gains resulting from such portfolio transactions.
Corporate Actions
From time to time, the issuer of a security held in a Fund’s portfolio may initiate a corporate action relating to that security. Corporate actions relating to equity securities may include, among others, an offer to purchase new shares, or to tender existing shares, of that security at a certain price. Corporate actions relating to debt securities may include, among others, an offer for early redemption of the debt security, or an offer to convert the debt security into stock. Certain corporate actions are voluntary, meaning that a Fund may only participate in the corporate action if it elects to do so in a timely fashion. Participation in certain corporate actions may enhance the value of a Fund’s investment portfolio. In cases where a Fund or its Investment Adviser receives sufficient advance notice of a voluntary corporate action, the Investment Adviser will exercise its discretion, in good faith, to determine whether the Fund will participate in that corporate action. If a Fund or its Investment Adviser does not receive sufficient advance notice of a voluntary corporate action, the Fund may not be able to timely elect to participate in that corporate action. Participation or lack of participation in a voluntary corporate action may result in a negative impact on the value of a Fund’s investment portfolio.
DISTRIBUTION AND SERVICE PLANS
(Class A Shares, Class C Shares and Class R Shares only)
Distribution and Service Plans. As described in the applicable Prospectus, the Trust has adopted, on behalf of Class A, Class C and Class R Shares of each Fund, Distribution and Service Plans (collectively, the “Plans” and each individually a “Plan”). See “Shareholder Guide—Distribution and Service Fees” in the applicable Prospectus. The distribution fees payable under the Plans are subject to Rule 12b-1 under the Act and finance distribution and other services that are provided to investors in a Fund and enable the Fund to offer investors the choice of investing in either Class A, Class C or Class R Shares when investing in the Fund. In addition, distribution fees payable under the Plans may be used to assist a Fund in reaching and maintaining asset levels that are efficient for the Fund’s operations and investments.
The Plans for Class A, Class C and Class R Shares of the MLP Energy Infrastructure Fund and Energy Infrastructure Fund and the Plans for Class A and Class C of the Clean Energy Income Fund were most recently approved by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees of the Trust who have no direct or indirect financial interest in the Plans, cast at a meeting called for the purpose of approving the Plans on June 11-12, 2024.
The compensation for distribution services payable under a Plan to Goldman Sachs may not exceed 0.25%, 0.75% and 0.50% per annum of each Fund’s average daily net assets attributable to Class A, Class C and Class R Shares, respectively, of a Fund.
Under the Plan for Class C Shares, Goldman Sachs is also entitled to receive a separate fee for personal and account maintenance services equal on an annual basis to 0.25% of a Fund’s average daily net assets attributable to Class C Shares. With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Plan for personal and account maintenance services and expenses so long as such total compensation under the Plan does not exceed the maximum cap on “service fees” imposed by FINRA.
Each Plan is a compensation plan which provides for the payment of a specified fee without regard to the expenses actually incurred by Goldman Sachs. If such fee exceeds Goldman Sachs’ expenses, Goldman Sachs may realize a profit from these arrangements. The distribution fees received by Goldman Sachs under the Plans (and, as applicable, CDSCs) on Class A, Class C and Class R Shares may be sold by Goldman Sachs as Distributor to entities which provide financing for payments to Intermediaries in respect of sales of Class A, Class C and Class R Shares. To the extent such fees are not paid to such dealers, Goldman Sachs may retain such fees as compensation for its services and expenses of distributing a Fund’s Class A, Class C and Class R Shares.
Under each Plan, Goldman Sachs, as Distributor of each Fund’s Class A, Class C and Class R Shares, will provide to the Trustees of the Trust for their review, and the Trustees of the Trust will review at least quarterly a written report of the services provided and amounts expended by Goldman Sachs under the Plans and the purposes for which such services were performed and expenditures were made.
The Plans will remain in effect until June 30, 2025 and from year to year thereafter, provided that such continuance is approved annually by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees of the Trust who have no direct or indirect financial interest in the Plans. The Plans may not be amended to increase materially the amount of distribution compensation described therein without approval of a majority of the outstanding Shares of the affected share class but may be amended without shareholder approval to increase materially the amount of non-distribution compensation. All material amendments of a Plan must also be approved by the Trustees of the Trust in the manner described above. A Plan may be terminated at any time as to a Fund without payment of any penalty by a vote of a majority of the non-interested Trustees of the Trust or by vote of a majority of the Class A, Class C or Class R Shares. If a Plan was terminated by the Trustees of the Trust and no successor plan was adopted, a Fund would cease to make payments to Goldman Sachs under the Plan and Goldman Sachs would be unable to recover the amount of any of its unreimbursed expenditures. So long as a Plan is in effect, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of the non-interested Trustees of the Trust. The Trustees of the Trust have determined that in their judgment there is a reasonable likelihood that the Plans will benefit a Fund and its Class A, Class C and Class R shareholders.

The following chart shows the distribution and service fees paid to Goldman Sachs for the fiscal years ended November 30, 2024, November 30, 2023 and November 30, 2022 by each Fund pursuant to the Class A Plan:
Fund	Fiscal Year ended November 30, 2024	Fiscal Year ended November 30, 2023	Fiscal Year ended November 30, 2022
MLP Energy Infrastructure Fund	$162,287	$135,452	$118,113
Energy Infrastructure Fund	$6,994	$6,059	$2,789
Clean Energy Income Fund	$6,255	$9,431	$11,543

The following chart shows the distribution and service fees paid to Goldman Sachs for the fiscal years ended November 30, 2024, November 30, 2023 and November 30, 2022 by each Fund pursuant to the Class C Plan:
Fund	Fiscal Year ended November 30, 2024	Fiscal Year ended November 30, 2023	Fiscal Year ended November 30, 2022
MLP Energy Infrastructure Fund	$101,270	$127,750	$183,280
Energy Infrastructure Fund	$4,269	$3,721	$4,233
Clean Energy Income Fund	$2,455	$4,025	$4,188

The following chart shows the distribution and service fees paid to Goldman Sachs for the fiscal years ended November 30, 2024, November 30, 2023 and November 30, 2022 by each Fund pursuant to the Class R Plan:
Fund	Fiscal Year ended November 30, 2024	Fiscal Year ended November 30, 2023	Fiscal Year ended November 30, 2022
MLP Energy Infrastructure Fund	$4,541	$4,516	$3,984
Energy Infrastructure Fund	$592	$476	$327
Clean Energy Income Fund[1]	$0	$195	$344

1
The Clean Energy Income Fund Class R Shares ceased operations on July 14, 2023.
During the fiscal year ended November 30, 2024, Goldman Sachs incurred the following expenses in connection with distribution under each Fund’s Class A Plan:
Fund	Compensation to Dealers[1]	Compensation and Expenses of the Distributor and Its Sales Personnel	Allocable Overhead, Telephone and Travel Expenses	Printing and Mailing of Prospectuses to Other Than Current Shareholders	Preparation and Distribution of Sales Literature and Advertising	Totals
MLP Energy Infrastructure Fund	$162,085	$73,988	$44,352	$3,305	$5,834	$289,564
Energy Infrastructure Fund	$6,744	$4,476	$2,703	$201	$356	$14,480
Clean Energy Income Fund	$6,263	$970	$466	$35	$61	$7,795

1
Advance commissions paid to dealers of 1% on Class A Shares are considered deferred assets which are amortized over a period of 18 months; amounts presented above reflect amortization expenses recorded during the period presented.

During the fiscal year ended November 30, 2024, Goldman Sachs incurred the following expenses in connection with distribution under each Fund’s Class C Plan:
Fund	Compensation to Dealers[1]	Compensation and Expenses of the Distributor and Its Sales Personnel	Allocable Overhead, Telephone and Travel Expenses	Printing and Mailing of Prospectuses to Other Than Current Shareholders	Preparation and Distribution of Sales Literature and Advertising	Totals
MLP Energy Infrastructure Fund	$129,696	$17,519	$10,638	$793	$1,399	$160,045
Energy Infrastructure Fund	$5,631	$1,150	$704	$52	$93	$7,630
Clean Energy Income Fund	$2,888	$191	$103	$8	$14	$3,204

1
Advance commissions paid to dealers of 1% on Class C Shares are considered deferred assets which are amortized over a period of 18 months; amounts presented above reflect amortization expenses recorded during the period presented.
During the fiscal year ended November 30, 2024, Goldman Sachs incurred the following expenses in connection with distribution under each Fund’s Class R Plan:
Fund	Compensation to Dealers[1]	Compensation and Expenses of the Distributor and Its Sales Personnel	Allocable Overhead, Telephone and Travel Expenses	Printing and Mailing of Prospectuses to Other Than Current Shareholders	Preparation and Distribution of Sales Literature and Advertising	Totals
MLP Energy Infrastructure Fund	$4,479	$88	$51	$4	$7	$4,629
Energy Infrastructure Fund	$143	$80	$34	$3	$5	$265
Clean Energy Income Fund[1]	$0	$0	$0	$0	$0	$0

1
The Clean Energy Income Fund Class R Shares ceased operations on July 14, 2023.
OTHER INFORMATION REGARDING MAXIMUM SALES CHARGE, PURCHASES, REDEMPTIONS,
EXCHANGES AND DIVIDENDS
(Class A Shares and Class C Shares Only)
The following information supplements the information in the applicable Prospectus under the captions “Shareholder Guide” and “Distributions.” Please see the applicable Prospectus for more complete information.

Maximum Sales Charge
Class A Shares of the Funds are sold with a maximum sales charge of 5.50%. Using the NAV per share as of November 30, 2024, the maximum offering price of each Fund’s Class A Shares would be as follows:
Fund	Net Asset Value	Maximum Sales Charge	Offering Price to Public
MLP Energy Infrastructure Fund	$38.19	5.50%	$40.41
Energy Infrastructure Fund	$15.95	5.50%	$16.88
Clean Energy Income Fund	$8.95	5.50%	$9.47

The actual sales charge that is paid by an investor on the purchase of Class A Shares may differ slightly from the sales charge listed above or in the Funds’ applicable Prospectus due to rounding in the calculations. The actual sales charge that is paid by an investor will be rounded to two decimal places. As a result of such rounding in the calculations, the actual sales charge paid by an investor may be somewhat greater (e.g., 5.53% for Class A Shares) or somewhat lesser (e.g., 5.48% for Class A Shares) than that listed above or in the applicable Prospectus. Contact your financial advisor for further information.
Other Purchase Information/Sales Charge Waivers
The sales charge waivers on a Fund’s shares described in “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares” in the applicable Prospectus are due to the nature of the investors involved and/or the reduced sales effort that is needed to obtain such investments.
If shares of a Fund are held in an account with an Intermediary, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner’s account will be performed by the Intermediary, and not by the Fund and its Transfer Agent. Since a Fund will have no record of the beneficial owner’s transactions, a beneficial owner should contact the Intermediary to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about the account. The transfer of shares in an account with one Intermediary to an account with another Intermediary or to an account directly with a Fund involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Intermediary.
Right of Accumulation (Class A)
A Class A shareholder qualifies for cumulative quantity discounts if the current purchase price of the new investment plus the shareholder’s current holdings of existing Class A and/or Class C Shares (acquired by purchase or exchange) of a Fund and Class A and/or Class C Shares of any other Goldman Sachs Fund total the requisite amount for receiving a discount. For example, for certain Funds, if a shareholder owns shares with a current market value of $65,000 and purchases additional Class A Shares of the Fund with a purchase price of $45,000, the sales charge for the $45,000 purchase would be 3.75% (the rate applicable to purchases of $100,000 or more, but less than $250,000, for certain of the Funds). Class A and/or Class C Shares of a Fund and Class A and/or Class C Shares of any other Goldman Sachs Fund purchased (i) by an individual, his spouse, his parents and his children, and (ii) by a trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account, will be combined for the purpose of determining whether a purchase will qualify for such right of accumulation and, if qualifying, the applicable sales charge level. For purposes of applying the right of accumulation, shares of a Fund and any other Goldman Sachs Fund purchased by an existing client of Goldman Sachs Private Wealth Management or GS Ayco Holding LLC will be combined with Class A and/or Class C Shares and other assets held by all other Goldman Sachs Private Wealth Management accounts or accounts of GS Ayco Holding LLC, respectively. In addition, Class A and/or Class C
Shares of a Fund and Class A and/or Class C Shares of any other Goldman Sachs Fund purchased by partners, directors, officers or employees of the same business organization, groups of individuals represented by and investing on the recommendation of the same accounting firm, certain affinity groups or other similar organizations (collectively, “eligible persons”) may be combined for the purpose of determining whether a purchase will qualify for the right of accumulation and, if qualifying, the applicable sales charge level. This right of accumulation is subject to the following conditions: (i) the business organization’s or group’s or firm’s agreement to cooperate in the offering of a Fund’s shares to eligible persons; and (ii) notification to a Fund at the time of purchase that the investor is eligible for this right of accumulation. In addition, in connection with SIMPLE IRA accounts, cumulative quantity discounts are available on a per plan basis if (i) your employee has been assigned a cumulative discount number by Goldman Sachs; and (ii) your account, alone or in combination with the accounts of other plan participants also invested in Class A and/or Class C Shares of the Goldman Sachs Funds, totals the requisite aggregate amount as described in the applicable Prospectus.
Statement of Intention (Class A)
If a shareholder anticipates purchasing at least $50,000, not counting reinvestments of dividends and distributions, of Class A Shares of a Fund alone or in combination with Class A Shares of any other Goldman Sachs Fund within a 13-month period, the shareholder may purchase shares of the Fund at a reduced sales charge by submitting a Statement of Intention (the “Statement”). Shares purchased pursuant to a Statement will be eligible for the same sales charge discount that would have been available if all of the purchases had been made at the same time. The shareholder or his Intermediary must inform Goldman Sachs that the Statement is in effect each time shares are purchased. There is no obligation to purchase the full amount of shares indicated in the Statement. A shareholder may include the value of all Class A Shares on which a sales charge has previously been paid as an “accumulation credit” toward the completion of the Statement, but a price readjustment will be made only on Class A Shares purchased within ninety (90) days before submitting the Statement. The Statement authorizes the Transfer Agent to hold in escrow a sufficient number of shares which can be redeemed to make up any difference in the sales charge on the amount actually invested. For purposes of satisfying the amount specified on the Statement, the gross amount of each investment, exclusive of any appreciation on shares previously purchased, will be taken into account.
The provisions applicable to the Statement, and the terms of the related escrow agreement, are set forth in Appendix C to this SAI.
Cross-Reinvestment of Distributions
Shareholders may receive distributions in additional shares of the same class of a Fund or they may elect to receive them in cash or shares of the same class of other Goldman Sachs Funds, or Service Shares of the Goldman Sachs Financial Square Prime Obligations Fund, if they hold Class A Shares of a Fund.
A Fund shareholder should obtain and read the prospectus relating to the other Goldman Sachs Fund and its shares and consider its investment objective, policies and applicable fees before electing cross-reinvestment into that Fund. The election to cross-reinvest distributions will not affect the tax treatment of such distributions, which will be treated as received by the shareholder and then used to purchase shares of the acquired fund. Such reinvestment of distributions in shares of other Goldman Sachs Funds is available only in states where such reinvestment may legally be made.
Automatic Exchange Program
A Fund shareholder may elect to exchange automatically a specified dollar amount of shares of a Fund for shares of the same class or an equivalent class of another Goldman Sachs Fund provided the minimum initial investment requirement has been satisfied. A Fund shareholder should obtain and read the prospectus relating to the other Goldman Sachs Fund and its shares and consider its investment objective, policies and applicable fees and expenses before electing an automatic exchange into that Goldman Sachs Fund.
Exchanges from Collective Investment Trusts to Goldman Sachs Funds
The Investment Adviser manages a number of collective investment trusts that hold assets of 401(k) plans and other retirement plans (each, a “Collective Investment Trust”). An investor in a Collective Investment Trust (or an Intermediary acting on behalf of the investor) may elect to exchange some or all of the interests it holds in a Collective Investment Trust for shares of one or more of the Goldman Sachs Funds. Generally speaking, Rule 22c-1 under the Act requires a purchase order for shares of a Goldman Sachs Fund to be priced based on the current NAV of the Goldman Sachs Fund that is next calculated after receipt of the purchase order. A Goldman Sachs Fund will treat a purchase order component of an exchange from an investor in a Collective Investment Trust as being received in good order at the time it is communicated to an Intermediary or the Transfer Agent, if the amount of shares to be purchased is expressed as a percentage of the value of the investor’s interest in a designated Collective Investment Trust that it is contemporaneously redeeming (e.g., if the investor communicates a desire to exchange 100% of its interest in a Collective Investment Trust for shares of a Goldman Sachs Fund). The investor’s purchase price and the number of Goldman Sachs Fund shares it will acquire will therefore be calculated as of the pricing of the Collective Investment Trust on the day of the purchase order. Such an order will be deemed to be irrevocable as of the time the Goldman Sachs Fund’s NAV is next calculated after receipt of the purchase order. An investor should obtain and read the prospectus relating to any Goldman Sachs Fund and its shares and consider its investment objective, policies and applicable fees and expenses before electing an exchange into that Goldman Sachs Fund. For federal income tax purposes, an exchange of interests in a Collective Investment Trust for shares of a Goldman Sachs Fund may be subject to tax, and you should consult your tax adviser concerning the tax consequences of an exchange.
Systematic Withdrawal Plan
A systematic withdrawal plan (the “Systematic Withdrawal Plan”) is available to shareholders of a Fund whose shares are worth at least $5,000. The Systematic Withdrawal Plan provides for monthly payments to the participating shareholder of any amount not less than $50.
Distributions on shares held under the Systematic Withdrawal Plan are reinvested in additional full and fractional shares of a Fund at NAV. The Transfer Agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The Systematic Withdrawal Plan may be terminated at any time. Goldman Sachs reserves the right to initiate a fee of up to $5 per withdrawal, upon thirty (30) days’ written notice to the shareholder. Withdrawal payments should not be considered to be dividends, yield or income. If periodic withdrawals continuously exceed new purchases and reinvested distributions, the shareholder’s original investment will be correspondingly reduced and ultimately exhausted. The maintenance of a withdrawal plan concurrently with purchases of additional Class A or Class C Shares would be disadvantageous because of the sales charge imposed on purchases of Class A Shares or the imposition of a CDSC on redemptions of Class A and Class C Shares. The CDSC applicable to Class A or Class C Shares redeemed under a Systematic Withdrawal Plan may be waived. See “Shareholder Guide” in the applicable Prospectus. In addition, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be reported for federal and state income tax purposes. A shareholder should consult his or her own tax adviser with regard to the tax consequences of participating in the Systematic Withdrawal Plan. For further information or to request a Systematic Withdrawal Plan, please write or call the Transfer Agent.
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
As of March 3, 2025, the following shareholders were shown in the Trust’s records as owning more than 5% of any class of each Fund’s shares. Except as listed below, the Trust does not know of any persons who own of record or beneficially 5% of more of any class of a Fund’s shares:
MLP Energy Infrastructure Fund
Class	Name/Address	Percentage of Class
Class A	U.S. Bank, FBO Customer, 1555 N Rivercenter Dr. Ste. 302, Milwaukee, WI 53212-3958	21.99%
Class A	Morgan Stanley Smith Barney LLC, FEBO Customers, 1 New York Plaza Fl. 12, New York, NY 10004-1965	15.92%
Class A	Wells Fargo Clearing Services LLC, Special Custody Account FEBO Customers, 2801 Market St., Saint Louis, MO 63103-2523	14.10%
Class A	Ameriprise Financial Services Inc., American Enterprise Investment SVC, FBO Customers, 707 2nd Ave. S., Minneapolis, MN 55402-2405	9.71%
Class A	Raymond James & Associates, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL 33716-1102	8.98%
Class A	LPL Financial, Omnibus Customer Account, Attn. Mutual Fund Trading, 4707 Executive Dr. San Diego, CA 92121-3091	6.45%

Class	Name/Address	Percentage of Class
Class A	National Financial Services, LLC, FEBO Customers, Attn. Mutual Funds Dept., 4th Fl., 499 Washington Blvd., Jersey City, NJ 07310-1995	5.10%
Class C	Wells Fargo Clearing Services LLC, Special Custody Account FEBO Customers, 2801 Market St., Saint Louis, MO 63103-2523	25.71%*
Class C	Raymond James & Associates, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL 33716-1102	19.48%
Class C	LPL Financial Corporation, Omnibus Customer Account, Attn. Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	17.74%
Class C	Ameriprise Financial Services Inc., American Enterprise Investment SVC, FBO Customers, 707 2nd Ave. S., Minneapolis, MN 55402-2405	9.77%
Class C	Morgan Stanley Smith Barney LLC, FEBO Customers, 1 New York Plaza, Floor 12, New York, NY 10004-1965	6.89%
Class C	UBS Financial Services Inc., UBS WM USA, Omnibus Account M/F Spec Cdy A/C EBOC USBFSI, 1000 Harbor Blvd., Weehawken, NJ, 07086-6761	5.51%
Institutional	Charles Schwab & Co. Inc., Special Custody Account FBO Customers, Attn. Mutual Funds, 101 Montgomery St., San Francisco, CA 94104-4151	21.47%
Institutional	National Financial Services LLC, FEBO Customers, Attn. Mutual Funds Dept. 4th Floor, 499 Washington Blvd., Jersey City, NJ 07310-1995	15.53%
Institutional	UBS Financial Services Inc., UBS WM USA, Omnibus Account M/F Spec Cdy A/C EBOC USBFSI, 1000 Harbor Blvd., Weehawken, NJ 07086-6761	12.36%
Institutional	Pershing LLC, 1 Pershing Plz., Jersey City, NJ 07399-0002	12.02%
Institutional	Wells Fargo Clearing Services LLC, Special Custody Account FEBO Customers, 2801 Market St., Saint Louis, MO 63103-2523	10.59%
Institutional	MSCS Financial Services LLC, SEI Private Trust Company, C/O Rockland SWP, 1 Freedom Valley Drive, Oaks, PA 19456-9989	8.82%
Institutional	Morgan Stanley Smith Barney LLC, FEBO Customers, 1 New York Plaza, Floor 12, New York, NY 10004-1965	8.04%
Investor	Raymond James & Associates, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL 33716-1102	36.09%*
Investor	LPL Financial Corporation, Omnibus Customer Account, Attn. Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	32.89%*
Investor	Ameriprise Financial Services Inc., American Enterprise Investment SVC, FBO Customers, 707 2nd Ave. S., Minneapolis, MN 55402-2405	27.55%*
Class R	Ascensus Broker Dealer Services LLC, Ascensus Trust Company FBO Rankin & Rankin, Inc. 401(k) Plan, 90687, P.O. Box 10758, Fargo, ND 58106-0758	51.57%*
Class R	Arkadios Capital, Matrix Trust Company, Cust. FBO Barth Calderon 401K Plan, 717 17th Street, Suite 1300, Denver, CO 80202-3304	12.01%
Class R	Ascensus Broker Dealer Services LLC, Ascensus Trust Company FBO Modern Glass, Paint & Tile Company, 213261, P.O. Box 10758, Fargo, ND 58106-0758	9.81%
Class R	Ascensus Broker Dealer Services LLC, Ascensus Trust Company FBO Stiegler Chiropractic 401(k) Plan, 90802, P.O. Box 10758, Fargo, ND 58106-0758	7.61%
Class R6	Goldman Sachs Trust, Goldman Sachs Income Builder Fund, C/O Fund Management Team, 200 West Street, New York, NY 10282-2102	88.13%*
Class R6	Goldman Sachs Trust, Goldman Sachs Tactical Tilt Overlay Fund, C/O Fund Management Team, 200 West Street, New York, NY 10282-2102	10.86%
Class P	Goldman Sachs & Co. FBO Omnibus Account, C/O Mutual Fund Ops., 222 S Main St., Salt Lake City, UT 84101-2199	98.29%*

Energy Infrastructure Fund
Class	Name/Address	Percentage of Class
Class A	National Financial Services LLC, FEBO Customers, Attn. Mutual Funds Dept. 4th Fl., 499 Washington Blvd., Jersey City, NJ 07310-1995	76.37%*
Class A	Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-2052	19.29%
Class C	Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-2052	98.99%*
Institutional	Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-2052	57.44%*
Institutional	National Financial Services LLC, FEBO Customers, Attn. Mutual Funds Dept. 4th Fl., 499 Washington Blvd., Jersey City, NJ 07310-1995	37.71%*
Investor	GSAM Holdings LLC Seed Account, Attn. IMD-India-Saos, Helios Business Park, 150 Outer Ring Road, Kadubeesanahalli, Bengaluru, 560103 India	96.67%*
Class R	GSAM Holdings LLC Seed Account, Attn. IMD-India-Saos, Helios Business Park, 150 Outer Ring Road, Kadubeesanahalli, Bengaluru, 560103 India	77.25%*
Class R	Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-2052	11.50%
Class R	MSCS Financial Services, LLC, Matrix Trust Company as Agent for Advisor Trust Inc., 717 17th St., Suite 1300, Denver, CO 80202-3304	11.25%
Class R6	Goldman Sachs Trust, Goldman Sachs Tactical Tilt Overlay Fund, C/O Fund Management Team, 200 West Street, New York, NY 10282-2102	76.32%*
Class R6	Goldman Sachs & Co. LLC, Goldman Sachs Tax Advantaged Global Equity Portfolio, C/O Fund Management, 200 West Street, 37th Floor, New York, NY 10282-2102	12.09%
Class P	Goldman Sachs & Co. FBO Omnibus Account, C/O Mutual Fund Ops., 222 S Main St., Salt Lake City, UT 84101-2199	99.19%*
Clean Energy Income Fund
Class	Name/Address	Percentage of Class
Class A	National Financial Services LLC, FEBO Customers, Attn. Mutual Funds Dept. 4th Fl., 499 Washington Blvd., Jersey City, NJ 07310-1995	66.67%*
Class A	Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-2052	18.90%
Class A	Charles Schwab & Co. Inc., Special Custody Acct. for Benefit of Customers, Attn: Mutual Funds, 211 Main St., San Francisco, CA 94105-1901	5.99%
Class C	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team, Goldman Sachs Funds, 4800 Deer Lake Dr. East 3rd Flr., Jacksonville, FL 32246-6484	50.24%*
Class C	Ameriprise Financial Services Inc., American Enterprise Investment, FBO Customers, 707 2nd Ave. S., Minneapolis, MN 55402-2405	35.64%*
Class C	Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-2052	9.32%
Institutional	National Financial Services LLC, FEBO Customers, Attn. Mutual Funds Dept. 4th Fl., 499 Washington Blvd., Jersey City, NJ 07310-1995	54.11%*
Institutional	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEC #97PR8, Goldman Sachs Funds, 4800 Deer Lake Dr. East 3rd Fl., Jacksonville, FL 32246-6484	14.97%
Institutional	Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-2052	8.06%
Investor	LPL Financial Corporation, Omnibus Customer Account, Attn. Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	34.96%*
Investor	Ameriprise Financial Services Inc., American Enterprise Investment, FBO Customers, 707 2nd Ave. S., Minneapolis, MN 55402-2405	32.96%*
Investor	Goldman Sachs Direct Accts, The Northern Trust Company Custodian, Koranda Trust Susan W-LMPA, P.O. Box 92956, Chicago, IL 60675-2956	11.73%
Investor	Raymond James & Associates, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL 33716-1102	5.82%
Class R6	GSAM Holdings LLC Seed Account, Attn. IMD-India-Saos, Helios Business Park, 150 Outer Ring Road, Kadubeesanahalli, Bengaluru, 560103 India	66.94%*
Class R6	Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-2052	13.06%

Class	Name/Address	Percentage of Class
Class R6	Voya Financial Partners, LLC, Retirement Insurance and Annuity Company, 1 Orange Way, Windsor, CT 06095-4773	13.39%
Class R6	MSCS Financial Services, LLC, Matrix Trust Company as Agent for Advisor Trust, Inc., White Bear Lake Area Schools, 717 17th Street, Ste. 1300, Denver, CO 80202-3304	6.60%
Class P	Goldman Sachs & Co., C/O Mutual Fund Ops., 222 S Main St., Salt Lake City, UT 84101-2199	99.27%*
*
Entity owned more than 25% of the outstanding shares of a Fund. A shareholder owning of record or beneficially more than 25% of a Fund’s outstanding shares may be considered a control person and could have a more significant effect on matters presented at a shareholders’ meeting than votes of other shareholders.

APPENDIX A
DESCRIPTION OF SECURITIES RATINGS
Short-Term Credit Ratings
An S&P Global Ratings (“S&P”) short-term issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by S&P for short-term issues:
“A-1” – A short-term obligation rated “A-1” is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.
“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.
“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.
“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.
“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.
Local Currency and Foreign Currency Ratings – S&P’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.
Moody’s Investors Service, Inc. (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
1-A

Fitch Ratings, Inc. (“Fitch”) short-term issuer or obligation ratings are based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.
The following summarizes the rating categories used by Fitch for short-term obligations:
“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.
“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.
“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
“C” – Securities possess high short-term default risk. Default is a real possibility.
“RD” – Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.
“NR” – This designation indicates that Fitch does not publicly rate the associated issuer or issue.
“WD” – This designation indicates that the rating has been withdrawn and is no longer maintained by Fitch.
DBRS, Inc. (“DBRS”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The “R-1” and “R-2” rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.
The following summarizes the ratings used by DBRS for commercial paper and short-term debt:
“R-1 (high)” – Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.
“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.
“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.
“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.
2-A

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.
“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.
“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.
“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.
“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.
“D” – Short-term debt rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.
Long-Term Credit Ratings
The following summarizes the ratings used by S&P for long-term issues:
“AAA” – An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.
“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.
“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.
“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.
3-A

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.
“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.
“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.
“NR” – This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.
Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
Local Currency and Foreign Currency Ratings – S&P’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.
Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. The following summarizes the ratings used by Moody’s for long-term debt:
“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.
“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.
“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.
“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.
“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.
“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.
“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
4-A

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
The following summarizes long-term ratings used by Fitch:
“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.
“BB” – Securities considered to be speculative. “BB” ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present.
“CCC” – A “CCC” rating indicates that substantial credit risk is present.
“CC” – A “CC” rating indicates very high levels of credit risk.
“C” – A “C” rating indicates exceptionally high levels of credit risk.
Defaulted obligations typically are not assigned “RD” or “D” ratings but are instead rated in the “B” to “C” rating categories, depending on their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.
Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” category or to categories below “CCC”.
“NR” – Denotes that Fitch does not publicly rate the associated issue or issuer.
“WD” – Indicates that the rating has been withdrawn and is no longer maintained by Fitch.
The DBRS long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of the claims. All rating categories other than “AAA” and “D” also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by DBRS for long-term debt:
5-A

“AAA” – Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.
“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.
“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.
“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.
“BB” – Long-term debt rated “BB” is of speculative , non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.
“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.
“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.
“D” – A security rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.
Municipal Note Ratings
An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:
Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
Note rating symbols are as follows:
“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.
Moody’s uses the Municipal Investment Grade (“MIG”) scale to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one
6-A

consideration in assigning the MIG rating. MIG ratings are divided into three levels – “MIG-1” through “MIG-3”—while speculative grade short-term obligations are designated “SG.” The following summarizes the ratings used by Moody’s for these short-term obligations:
“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (“VMIG”) scale. The rating transitions on the VMIG scale differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.
“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
“NR” – Is assigned to an unrated obligation.
Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.
About Credit Ratings
An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.
Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.
7-A

Fitch’s credit ratings relating to issuers are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign financial, bank, insurance and public finance entities (including supranational and sub-national entities) and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.
Credit ratings provided by DBRS are forward-looking opinions about credit risk which reflect the creditworthiness of an issuer, rated entity, and/or security. Credit ratings are not statements of fact. While historical statistics and performance can be important considerations, credit ratings are not based solely on such; they include subjective considerations and involve expectations for future performance that cannot be guaranteed. To the extent that future events and economic conditions do not match expectations, credit ratings assigned to issuers and/or securities can change. Credit ratings are also based on approved and applicable methodologies, models and criteria (“Methodologies”), which are periodically updated and when material changes are deemed necessary, this may also lead to rating changes.
Credit ratings typically provide an opinion on the risk that investors may not be repaid in accordance with the terms under which the obligation was issued. In some cases, credit ratings may also include consideration for the relative ranking of claims and recovery, should default occur. Credit ratings are meant to provide opinions on relative measures of risk and are not based on expectations of any specific default probability, nor are they meant to predict such.
The data and information on which DBRS bases its opinions is not audited or verified by DBRS, although DBRS conducts a reasonableness review of information received and relied upon in accordance with its Methodologies and policies.
DBRS uses rating symbols as a concise method of expressing its opinion to the market but there are a limited number of rating categories for the possible slight risk differentials that exist across the rating spectrum and DBRS does not assert that credit ratings in the same category are of “exactly” the same quality.
8-A

APPENDIX B GOLDMAN SACHS ASSET MANAGEMENT’S PROXY VOTING GUIDELINES SUMMARY
Effective March 2025
The following is a summary of the material Proxy Voting Guidelines (the “Guidelines”), which form the substantive basis of our Policy and Procedures on Proxy Voting for Investment Advisory Clients (the “Policy”). As described in the main body of the Policy, one or more Portfolio Management Teams and/or the Global Stewardship Team may diverge from the Guidelines and a related Recommendation on any particular proxy vote or in connection with any individual investment decision in accordance with the Policy.
Region: Americas
1. Business Items	2-B
2. Board of Directors	3-B
3. Executive and Non- Executive Compensation	8-B
4. Shareholders Rights and Defenses	11-B
5. Strategic Transactions and Capital Structures	12-B
6. Other Management and Shareholder Proposals	14-B
Region: Europe, Middle East and Africa (EMEA) Proxy Items
1. Business Items	16-B
2. Board of Directors	17-B
3. Remuneration	22-B
4. Shareholder Rights and Defenses	23-B
5. Strategic Transactions, Capital Structures and other Business Considerations	23-B
6. Other Management and Shareholder Proposals	25-B
Region: Asia Pacific (APAC) Proxy Items
1. Business Items	27-B
2. Board of Directors	28-B
3. Remuneration	32-B
4. Shareholder Rights and Defenses	34-B
5. Strategic Transactions, Capital Structures and other Business Considerations	34-B
Region: Japan Proxy Items
1. Operational Items	37-B
2. Board of Directors and Statutory Auditors	38-B
3. Compensation	42-B
4. Shareholder Rights and Defenses	42-B
5. Strategic Transactions and Capital Structures	42-B
6. Other Management and Shareholder Proposals	43-B
1-B

Region: Americas
The following section is a summary of the Guidelines, which form the substantive basis of the Policy with respect to North, Central and South American public equity investments of operating and/or holding companies. Applying these guidelines is subject to certain regional and country-specific exceptions and modifications and is not inclusive of all considerations in each market.
1. Business Items
Auditor Ratification
Generally vote FOR proposals to ratify auditors, unless any of the following apply within the last year:
•  An auditor has a financial interest in or association with the company, and is therefore not independent;
•  There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
•  Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; or material weaknesses identified in audit-related disclosures; or
•  Fees for non-audit services are excessive (generally over 50% or more of the audit fees).
Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services or asking for audit firm rotation.
Reincorporation Proposals
We may support management proposals to reincorporate as long as the reincorporation would not substantially diminish shareholder rights. We may not support shareholder proposals for reincorporation unless the current jurisdiction of incorporation is substantially less shareholder friendly than the proposed reincorporation, there is a strong economic case to reincorporate or the company has a history of making decisions that are not shareholder friendly.
Exclusive Venue for Shareholder Lawsuits
Generally vote FOR on exclusive venue proposals, taking into account:
•  Whether the company has been materially harmed by shareholder litigation outside its jurisdiction of incorporation, based on disclosure in the company's proxy statement;
•  Whether the company has the following governance features:
•  Majority independent board;
•  Independent key committees;
•  An annually elected board;
•  A majority vote standard in uncontested director elections;
•  The absence of a poison pill, unless the pill was approved by shareholders; and/or
•  Separate Chairman CEO role or, if combined, an independent chairman with clearly delineated duties.
Virtual Meetings
Generally vote FOR management proposals allowing for the convening of hybrid* shareholder meetings if it is clear that it is not the intention to hold virtual-only AGMs. Generally vote AGAINST proposals allowing for the convening of virtual-only* shareholder meetings.
2-B

Generally vote FOR shareholder proposals requesting in person shareholder meetings if a meeting of shareholders is held exclusively through the use of online technology without a corresponding in-person meeting.
* The phrase “virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively through the use of online technology without a corresponding in-person meeting. The term “hybrid shareholder meeting” refers to an in-person, or physical, meeting in which shareholders are permitted to participate online.
Public Benefit Corporation Proposals (United States)
Generally vote FOR management proposals and CASE-BY-CASE on shareholder proposals related to the conversion of the company into a public benefit corporation.
Amend Articles of Incorporation to Provide for Officer and Director Exculpation (United States)
Generally vote FOR management proposals to amend the company's certificate of incorporation to reflect new Delaware law provisions regarding officer and director exculpation.
Transact Other Business
Generally vote AGAINST other business when it appears as a voting item.
Administrative Requests
Generally vote FOR non-contentious administrative management requests.
2. Board of Directors
The board of directors should promote the interests of shareholders by acting in an oversight and/or advisory role; should consist of a majority of independent directors and/or meet local best practice expectations; should be composed of directors with diverse backgrounds and perspectives; and should be held accountable for actions and results related to their responsibilities. The board of directors should seek to comply with commonly accepted corporate governance best practices as well as the corporate governance standards that are applicable in their country and state of incorporation. The board of directors should establish committees to oversee areas such as, but not limited to, audit, executive and non-executive compensation, and director nominations and appointments. The responsibilities of the committees should be publicly disclosed.
Voting on Director Nominees in Uncontested Elections
Vote on director nominees should be determined on a CASE-BY-CASE basis taking into consideration the following:
•  Adequate disclosure has not been provided in a timely manner; or
•  There are clear concerns over questionable finances or restatements; or
•  There have been questionable transactions or conflicts of interest; or
•  There are any records of abuses against minority shareholder interests; or
•  The board fails to meet minimum corporate governance standards; or
•  There are reservations about:
•  Director terms
•  Bundling of proposals to elect directors
•  Disclosure of named nominees
3-B

•  Overboarded directors
•  Director independence
•  Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or
•  There are other considerations which may include sanction from government or authority, violations of laws and regulations, or other issues relate to improper business practice, failure to replace management, or egregious actions related to service on other boards.
Generally vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees.
Generally vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.
Director Commitments
Generally vote AGAINST or WITHHOLD from individual directors who, without further explanation:
•  Sit on more than five public company boards; or
•  Are CEOs of public companies who sit on the boards of more than two public companies besides their own--withhold only at their outside boards.
Director Independence (United States)
At companies incorporated in the US, where applicable, the New York Stock Exchange or NASDAQ Listing Standards definition is to be used to classify directors as inside directors, affiliated outside directors, or independent outside directors.
Additionally, we will consider compensation committee interlocking directors to be affiliated (defined as CEOs who sit on each other’s compensation committees).
Director Independence
Classification of Directors
Executive Director
•  Employee or executive of the company; and
•  Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.
Non-Independent Non-Executive Director (NED)
•  Any director who is attested by the board to be a non-independent NED;
•  Any director specifically designated as a representative of a significant shareholder of the company;
•  Any director who is also an employee or executive of a significant shareholder of the company;
•  Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);
4-B

•  Government representative;
•  Currently provides (or a relative provides) professional services to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;
•  Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test);
•  Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
•  Relative of a current employee of the company or its affiliates;
•  Relative of a former executive of the company or its affiliates;
•  A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
•  Founder/co-founder/member of founding family but not currently an employee;
•  Former executive (a cooling off period may be applied);
•  Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered; and
•  Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.
Independent NED
•  No material connection, either directly or indirectly, to the company other than a board seat.
Employee Representative
•  Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).
Director Accountability
Generally vote AGAINST or WITHHOLD from individual directors who attend less than 75% of the board and committee meetings without a disclosed valid excuse.
Generally, vote FOR the bundled election of management nominees, unless adequate disclosures of the nominees have not been provided in a timely manner or if one or more of the nominees does not meet the expectation of our policy.
Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, the presence of inappropriate related party transactions, or other issues related to improper business practices.
Committee Responsibilities and Expectations
The board of directors should establish committees to oversee areas such as, but not limited to, audit, executive and non-executive compensation, and director nominations and appointments. The responsibilities of the committees should be publicly disclosed.
We generally support incumbent directors, taking into consideration the below factors.
•  Material failures of governance, stewardship, or fiduciary responsibilities at the company including but not limited to violations of global norms principles and/or other significant global standards;
•  Failure to disclose material information;
5-B

•  Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;
•  The board failed to act on a shareholder proposal that received approval of the majority of shares cast the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken); an adopted proposal that is substantially similar to the original shareholder proposal will be deemed sufficient; (vote against members of the committee of the board that is responsible for the issue under consideration). If we did not support the shareholder proposal, we may still vote against the committee member(s).
•  The company’s poison pill has a dead-hand or modified dead-hand feature for two or more years. Vote against/withhold every year until this feature is removed; however, vote against the poison pill if there is one on the ballot with this feature rather than the director;
•  The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of a newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;
•  The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
•  If in an extreme situation the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.
Audit Committee
Vote CASE-BY-CASE on members of the Audit Committee if poor accounting practices, which rise to a level of serious concern are identified, such as, but not limited to, fraud, misapplication of GAAP, excessive non-audit fees, excessive pledging or hedging of stock by executives, and material weaknesses identified in audit-related disclosures.
Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.
Compensation Committee (North America)
Vote CASE-BY-CASE on members of the Compensation Committee, factors considered may include whether:
•  We voted against the company’s management say on pay proposal (MSOP) in the previous year, the company’s previous MSOP received significant opposition of votes cast and we are voting against this year’s MSOP;
•  The board implements a MSOP on a less frequent basis than the frequency that received the plurality of votes cast; or
•  The MSOP or equity-based incentive plan proposal item is not on the ballot and the company maintains problematic pay practices.
Nominating/Governance Committee
Vote CASE-BY-CASE on members of the Nominating/Governance Committee considering if:
•  A company does not meet the board diversity requirements of local listing rules, corporate governance codes, national targets, or the board diversity is significantly below that of the average in its market; provided that company performance, or other factors, will generally be taken into consideration;
•  The level of board independence does not meet the requirements of local regulations, listing rules, corporate governance codes, or local market best practices;
•  If the average board tenure exceeds 15 years, and there has not been a new nominee in the past 5 years;
6-B

•  A company maintains a classified board structure without a sunset provision, has opted into, or failed to opt out of, state laws requiring a classified board structure or has a capital structure with unequal voting rights (United States);
•  At the previous board election, any director received more than 50% withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;
•  The board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or could adversely impact shareholders; or
•  The board has materially limited shareholders’ right to proxy access (United States).
Voting on Director Nominees in Contested Elections
Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.
The analysis will generally be based on, but not limited to, the following major decision factors:
•  Company performance relative to its peers;
•  Strategy of the incumbents versus the dissidents;
•  Independence of board candidates;
•  Experience and skills of board candidates;
•  Governance profile of the company;
•  Evidence of management entrenchment;
•  Responsiveness to shareholders;
•  Whether a takeover offer has been rebuffed; and
•  Whether minority or majority representation is being sought.
Proxy Access (United States)
Vote CASE-BY-CASE on shareholder or management proposals asking for proxy access.
We may support proxy access as an important right for shareholders and as an alternative to costly proxy contests and as a method for us to vote for directors on an individual basis, as appropriate, rather than voting on one slate or the other. While this could be an important shareholder right, the following factors will be taken into account when evaluating the shareholder proposals:
•  The ownership thresholds, percentage and duration proposed (we generally will not support if the ownership threshold is less than 3%);
•  The maximum proportion of directors that shareholders may nominate each year (we generally will not support if the proportion of directors is greater than 25%); and
•  Other restricting factors that when taken in combination could serve to materially limit the proxy access provision.
We will take the above factors into account when evaluating proposals proactively adopted by the company or in response to a shareholder proposal to adopt or amend the right.
Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses
Other Board Related Proposals (Management and Shareholder)
7-B

Generally vote AGAINST management and shareholder proposals introducing classified boards.
Generally vote AGAINST shareholder proposals regarding mandatory retirement ages for directors.
Generally vote AGAINST management and shareholder proposals to alter board structure or size in the context of a fight for control of the company or the board.
Independent Board Chair (for applicable markets)
We will generally vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:
•  Two-thirds independent board, or majority in countries where employee representation is common practice;
•  A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;
•  Fully independent key committees; and/or
•  Established, publicly disclosed, governance guidelines and director biographies/profiles.
Proposals Regarding Board Declassification
We will generally vote FOR management and shareholder proposals regarding the adoption of a declassified board structure.
Majority Vote Shareholder Proposals
We will generally vote FOR proposals requesting that the board adopt majority voting in the election of directors provided it does not conflict with the law where the company is incorporated. We also look for companies to adopt a post-election policy outlining how the company will address the situation of a holdover director.
Cumulative Vote Shareholder Proposals
We will generally vote FOR shareholder proposals to restore or provide cumulative voting unless the company has adopted (i) majority vote standard with a carve-out for plurality voting in situations where there are more nominees than seats and (ii) a director resignation policy to address failed elections.
3. Executive and Non- Executive Compensation
Pay Practices
Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of compensation criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target changes without proper disclosure is not viewed favorably. Compensation practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives.
If the company maintains problematic or poor pay practices, generally vote:
•  AGAINST Management Say on Pay (MSOP) Proposals; or
8-B

•  AGAINST an equity-based incentive plan proposal if excessive non-performance-based equity awards are the major contributor to a pay-for-performance misalignment.
Equity Compensation Plans
We will generally vote FOR management proposals on equity-based compensation plans. Evaluation takes into account potential plan cost, plan features and grant practices. While a negative combination of these factors may cause a vote AGAINST, other reasons to consider a vote AGAINST the equity plan could include the following factors:
•  The plan permits the repricing of stock options/stock appreciation rights (SARs) without prior shareholder approval; or
•  There is more than one problematic material feature of the plan, which could include one of the following: unfavorable change-in-control features, presence of gross ups and options reload.
Advisory Vote on Executive Compensation (Say-on-Pay, MSOP) Management Proposals (North America)
Generally vote FOR annual frequency and AGAINST all proposals asking for any frequency less than annual.
We will generally vote FOR management proposals for an advisory vote on executive compensation considering the context of each company’s specific circumstances and the board’s disclosed rationale for its practices.
When a disconnect between pay and performance exists, pay practices that may result in a vote AGAINST management proposals on an advisory vote on executive compensation may include:
•  Lack of transparent disclosure of compensation philosophy and goals and targets, including details on short-term and long-term performance incentives;
•  Long term incentive awards consisting of less than 50% performance-based awards;
•  Lack of the board’s response to failed MSOP vote the previous year;
•  Abnormally large bonus payouts without justifiable performance linkage or proper disclosure;
•  Egregious employment or retention contracts;
•  Excessive perquisites or excessive severance and/or change in control provisions;
•  Extraordinary relocation benefits;
•  Long term incentive awards evaluated over a time period of less than three years;
•  The board used discretion without sufficient disclosure;
•  The board changed the targets and/or performance metrics during the pay period;
•  The board awarded a multi-year guaranteed cash bonus or non-performance equity award;
•  The board retested performance goals or awarded a pay for failure pay plan;
•  The plan allows for the single trigger acceleration of unvested equity awards and/or provides excise tax gross ups;
•  Repricing or replacing of underwater stock options without prior shareholder approval;
•  Egregious pension/SERP (supplemental executive retirement plan) payouts; and
•  The board has adopted other pay practices that may increase risk to shareholders.
Other Compensation Proposals and Policies
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Employee Stock Purchase Plans -- Non-Qualified Plans
Vote CASE-BY-CASE on nonqualified employee stock purchase plans taking into account the following factors:
•  Broad-based participation;
•  Limits on employee contributions;
•  Company matching contributions; and
•  Presence of a discount on the stock price on the date of purchase.
Option Exchange Programs/Repricing Options
Vote CASE-BY-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:
•  Historic trading patterns--the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;
•  Rationale for the re-pricing;
•  If it is a value-for-value exchange;
•  If surrendered stock options are added back to the plan reserve;
•  Option vesting;
•  Term of the option--the term should remain the same as that of the replaced option;
•  Exercise price--should be set at fair market or a premium to market; and
•  Participants--executive officers and directors should be excluded.
Generally vote FOR shareholder proposals to put option repricings to a shareholder vote.
Stock Retention Holding Period
Generally vote FOR shareholder proposals asking for a policy requiring that senior executives retain a significant percentage of shares acquired through equity compensation programs if the policy requests retention for two years or less following the termination of their employment (through retirement or otherwise) and a holding threshold percentage of 50% or less.
Also consider whether the company has any holding period, retention ratio, or officer ownership requirements in place and the terms/provisions of awards already granted.
Elimination of Accelerated Vesting in the Event of a Change in Control
Generally vote AGAINST shareholder proposals seeking a policy eliminating the accelerated vesting of time-based equity awards in the event of a change-in-control.
Performance-based Equity Awards and Pay-for-Superior-Performance Proposals
Generally vote FOR unless there is sufficient evidence that the current compensation structure is already substantially performance-based. We consider performance-based awards to include awards that are tied to shareholder return or other metrics that are relevant to the business.
Say on Supplemental Executive Retirement Plans (SERP)
Generally vote AGAINST proposals asking for shareholder votes on SERP.
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4. Shareholders Rights and Defenses
Shareholder Ability to Act by Written Consent
Generally vote FOR shareholder proposals that provide shareholders with the ability to act by written consent, unless:
•  The company already gives shareholders the right to call special meetings at a threshold of 25% or lower; and
•  The company has a history of strong governance practices.
Special Meetings Arrangements
Generally vote FOR management proposals that provide shareholders with the ability to call special meetings.
Generally vote FOR shareholder proposals that provide shareholders with the ability to call special meetings at a threshold of 25% or lower if the company currently does not give shareholders the right to call special meetings. However, if a company already gives shareholders the right to call special meetings at a threshold of at least 25%, vote AGAINST shareholder proposals to further reduce the threshold.
Generally vote AGAINST management proposals seeking shareholder approval for the company to hold special meetings with 14 days notice unless the company offers shareholders the ability to vote by electronic means and a proposal to reduce the period of notice to not less than 14 days has received majority support.
Advance Notice Requirements for Shareholder Proposals/Nominations
Vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.
Shareholder Voting Requirements
Generally vote AGAINST proposals to require a supermajority shareholder vote. Generally vote FOR management and shareholder proposals to reduce supermajority vote requirements.
Poison Pills
Generally vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it, unless the company has:
•  a shareholder-approved poison pill in place; or
•  adopted a policy concerning the adoption of a pill in the future specifying certain shareholder friendly provisions.
Generally vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption.
Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan.
In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.
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5. Strategic Transactions and Capital Structures
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.
Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:
•  Valuation;
•  Market reaction;
•  Strategic rationale;
•  Management’s track record of successful integration of historical acquisitions;
•  Presence of conflicts of interest; and
•  Governance profile of the combined company.
Dual Class Structures
Generally vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.
Generally vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.
Share Issuance Requests
General Issuances:
Generally vote FOR issuance requests with preemptive rights to a maximum of 100% over currently issued capital or any stricter limit set in local best practice recommendations or law.
Generally vote FOR issuance requests without preemptive rights to a maximum of 20% of currently issued capital or any stricter limit set in local best practice recommendations or law.
Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.
Increases in Authorized Capital
Generally vote FOR non-specific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding, or any stricter limit set in local best practice recommendations or law.
Generally vote FOR specific proposals to increase authorized capital to any amount, unless:
•  The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed; or
•  The increase would leave the company with less than 30% of its new authorization outstanding after adjusting for all proposed issuances or any stricter limit set in local best practice recommendations or law.
Generally vote AGAINST proposals to adopt unlimited capital authorizations.
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Reduction of Capital
Generally vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.
Preferred Stock
Generally vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
Generally vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.
Generally vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
Generally vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.
Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.
Debt Issuance Requests
Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.
Generally vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.
Generally vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.
Increase in Borrowing Powers
Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.
Share Repurchase Plans
We will generally vote FOR share repurchase programs taking into account whether:
•  The share repurchase program can be used as a takeover defense;
•  There is clear evidence of historical abuse;
•  There is no safeguard in the share repurchase program against selective buybacks; and
•  Pricing provisions and safeguards in the share repurchase program are deemed to be unreasonable in light of market practice.
Reissuance of Repurchased Shares
Generally vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.
Capitalization of Reserves for Bonus Issues/Increase in Par Value
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Generally vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.
Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:
•  The parties on either side of the transaction;
•  The nature of the asset to be transferred/service to be provided;
•  The pricing of the transaction (and any associated professional valuation);
•  The views of independent directors (where provided);
•  The views of an independent financial adviser (where appointed);
•  Whether any entities party to the transaction (including advisers) is conflicted; and
•  The stated rationale for the transaction, including discussions of timing
Common and Preferred Stock Authorization
Generally vote FOR proposals to increase the number of shares of common stock authorized for issuance.
Generally vote FOR proposals to increase the number of shares of preferred stock, as long as there is a commitment to not use the shares for anti-takeover purposes.
6. Other Management and Shareholder Proposals
Overall Approach
Management and shareholder proposals considered under this category could include, among others, requests that a company:
•  Publish a report or additional information related to the company’s business and impact on stakeholders;
•  Disclose policies related to specific business practices and/or services;
•  Conduct third party audits, reports or studies related to the company’s business practices, services and/or impact on stakeholders
When evaluating management and shareholder proposals, the following factors are generally considered:
•  Whether the subject of the proposal is considered to be material to the company’s business;
•  The company’s current level of publicly available disclosure, including if the company already discloses similar information through existing reports or policies;
•  If the company has implemented or formally committed to the implementation of a reporting program based on a recognized industry group standards or recommendations, such as the International Sustainability Standards Board’s Sustainability Accounting Standards, the Sustainability Accounting Standards Board’s (SASB) standards, the European Sustainability Reporting Standards, the Task Force on Climate-related Financial Disclosure’s (TCFD) recommendations, or a similar standard;
•  Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;
•  The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;
•  Whether the company has already responded in some appropriate manner to the request embodied in the proposal;
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•  What other companies in the relevant industry have done in response to the issue addressed in the proposal;
•  Whether the proposal itself is well framed and the cost of preparing the report and/or the implementation is reasonable;
•  Whether the subject of the proposal is best left to the discretion of the board;
•  Whether the proposal is legally binding for the board;
•  Whether the company has material fines or violations in the area and if so, if appropriate actions have already been taken to remedy going forward; and
•  Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.
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Region: Europe, Middle East and Africa (EMEA) Proxy Items
The following section is a broad summary of the Guidelines, which form the basis of the Policy with respect to EMEA public equity investments of operating and/or holding companies. Applying these guidelines is subject to certain regional and country-specific exceptions and modifications and is not inclusive of all considerations in each market.
1. Business Items
Financial Results/Director and Auditor Reports
Generally vote FOR approval of financial statements and director and auditor reports, unless:
•  There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered; or
•  The company is not responsive to shareholder questions about specific items that should be publicly disclosed.
Appointment of Auditors and Auditor Fees
Generally vote FOR the re-election of auditors and proposals authorizing the board to fix auditor fees unless:
•  There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered;
•  There is reason to believe that the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
•  Name of the proposed auditor has not been published;
•  The auditors are being changed without explanation;
•  Non-audit-related fees are substantial, or are in excess of standard annual audit-related fees, or in excess of permitted local limits and guidelines; or
•  The appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Appointment of Internal Statutory Auditors
Generally vote FOR the appointment or re-election of statutory auditors, unless:
•  There are serious concerns about the statutory reports presented or the audit procedures used;
•  Questions exist concerning any of the statutory auditors being appointed; or
•  The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis
Allocation of Income
Generally vote FOR approval of the allocation of income, unless:
•  The dividend payout ratio has been consistently low without adequate explanation; or
•  The payout is excessive given the company’s financial position.
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Stock (Scrip) Dividend Alternative
Generally vote FOR most stock (scrip) dividend proposals.
Generally vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.
Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.
Change in Company Fiscal Term
Generally vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its annual general meeting.
Lower Disclosure Threshold for Stock Ownership
Generally vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5% unless specific reasons exist to implement a lower threshold.
Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.
Virtual Meetings
Generally vote FOR management proposals allowing for the convening of hybrid* shareholder meetings if it is clear that it is not the intention to hold virtual-only AGMs. Generally vote AGAINST proposals allowing for the convening of virtual-only* shareholder meetings.
* The phrase “virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively through the use of online technology without a corresponding in-person meeting. The term “hybrid shareholder meeting” refers to an in-person, or physical, meeting in which shareholders are permitted to participate online.
Public Benefit Corporation Proposals
Generally vote FOR management proposals and CASE-BY-CASE on shareholder proposals related to the conversion of the company into a public benefit corporation.
Transact Other Business
Generally vote AGAINST other business when it appears as a voting item.
Administrative Requests
Generally vote FOR non-contentious administrative management requests.
2.Board of Directors
The board of directors should promote the interests of shareholders by acting in an oversight and/or advisory role; should consist of a majority of independent directors and/or meet local best practice expectations; should be composed of directors with diverse backgrounds and perspectives; and should be held accountable for actions and results related to their responsibilities. The board of
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directors should seek to comply with commonly accepted corporate governance best practices as well as the corporate governance standards that are applicable in their country and state of incorporation. The board of directors should establish committees to oversee areas such as, but not limited to, audit, executive and non-executive compensation, and director nominations and appointments. The responsibilities of the committees should be publicly disclosed.
Voting on Director Nominees in Uncontested Elections
Vote on director nominees should be determined on a CASE-BY-CASE basis taking into consideration the following:
•  Adequate disclosure has not been provided in a timely manner; or
•  There are clear concerns over questionable finances or restatements; or
•  There have been questionable transactions or conflicts of interest; or
•  There are any records of abuses against minority shareholder interests; or
•  The board fails to meet minimum corporate governance standards; or
•  There are reservations about:
•  Director terms
•  Bundling of proposals to elect directors
•  Disclosure of named nominees
•  Overboarded directors
•  Director independence
•  Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or
•  There are other considerations which may include sanction from government or authority, violations of laws and regulations, or other issues relate to improper business practice, failure to replace management, or egregious actions related to service on other boards.
Generally vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees.
Generally vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.
Director Independence
Classification of Directors
Executive Director
•  Employee or executive of the company; and
•  Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.
Non-Independent Non-Executive Director (NED)
•  Any director who is attested by the board to be a non-independent NED;
•  Any director specifically designated as a representative of a significant shareholder of the company;
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•  Any director who is also an employee or executive of a significant shareholder of the company;
•  Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);
•  Government representative;
•  Currently provides (or a relative provides) professional services to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;
•  Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test);
•  Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
•  Relative of a current employee of the company or its affiliates;
•  Relative of a former executive of the company or its affiliates;
•  A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
•  Founder/co-founder/member of founding family but not currently an employee;
•  Former executive (a cooling off period may be applied);
•  Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered; and
•  Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.
Independent NED
•  No material connection, either directly or indirectly, to the company other than a board seat.
Employee Representative
•  Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).
Director Accountability
Generally vote AGAINST individual directors who attend less than 75% of the board and committee meetings without a disclosed valid excuse.
Generally, vote FOR the bundled election of management nominees, unless adequate disclosures of the nominees have not been provided in a timely manner or if one or more of the nominees does not meet the expectation of our policy.
Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, the presence of inappropriate related party transactions, or other issues related to improper business practices.
Discharge of Directors
Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:
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•  A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or
•  Any legal issues (e.g., civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or
•  Other egregious governance issues where shareholders may bring legal action against the company or its directors; or
•  Vote on a CASE-BY-CASE basis where a vote against other agenda items are deemed inappropriate.
Committee Responsibilities and Expectations
The board of directors should establish committees to oversee areas such as, but not limited to, audit, executive and non-executive compensation, and director nominations and appointments. The responsibilities of the committees should be publicly disclosed.
We generally support incumbent directors, taking into consideration the below factors.
•  Material failures of governance, stewardship, or fiduciary responsibilities at the company, including but not limited to violations of global norms principles and/or other significant global standards;
•  Failure to disclose material information;
•  Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;
•  The board failed to act on a shareholder proposal that received approval of the majority of shares cast for previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken); an adopted proposal that is substantially similar to the original shareholder proposal will be deemed sufficient; (vote against members of the committee of the board that is responsible for the issue under consideration). If we did not support the shareholder proposal, we may still vote against the committee member(s).
•  The board failed to act on takeover offers where the majority of the shareholders tendered their shares; or
•  If in an extreme situation the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.
Audit Committee
Vote CASE-BY-CASE on members of the Audit Committee if poor accounting practices, which rise to a level of serious concern are identified, such as, but not limited to, fraud, misapplication of GAAP, excessive non-audit fees, excessive pledging or hedging of stock by executives, and material weaknesses identified in audit-related disclosures.
Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.
Remuneration Committee
Vote CASE-BY-CASE on members of the Remuneration Committee, factors considered may include whether:
•  We voted against the company’s MSOP in the previous year, the company’s previous MSOP received significant opposition of votes cast and we are voting against this year’s MSOP;
•  The board implements a MSOP on a less frequent basis than the frequency that received the plurality of votes cast; or
•  The MSOP or equity-based incentive plan proposal item is not on the ballot and the company maintains problematic pay practices.
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Nominating/Governance Committee
Vote CASE-BY-CASE on members of the Nominating/Governance Committee considering if:
•  A company does not meet the board diversity requirements of local listing rules, corporate governance codes, national targets, or the board diversity is significantly below that of the average in its market; provided that company performance, or other factors, will generally be taken into consideration;
•  The level of board independence does not meet the requirements of local regulations, listing rules, corporate governance codes, or local market best practices;
•  At the previous board election, any director received more than 50% withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote; or
•  The board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or could adversely impact shareholders.
Voting on Director Nominees in Contested Elections
Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.
The analysis will generally be based on, but not limited to, the following major decision factors:
•  Company performance relative to its peers;
•  Strategy of the incumbents versus the dissidents;
•  Independence of board candidates;
•  Experience and skills of board candidates;
•  Governance profile of the company;
•  Evidence of management entrenchment;
•  Responsiveness to shareholders;
•  Whether a takeover offer has been rebuffed; and
•  Whether minority or majority representation is being sought.
Other Board Related Proposals (Management and Shareholder)
Generally vote AGAINST management and shareholder proposals introducing classified boards.
Generally vote AGAINST shareholder proposals regarding mandatory retirement ages for directors.
Generally vote AGAINST management and shareholder proposals to alter board structure or size in the context of a fight for control of the company or the board.
Independent Board Chair (for applicable markets)
We will generally vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:
•  Two-thirds independent board, or majority in countries where employee representation is common practice;
•  A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;
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•  Fully independent key committees; and/or
•  Established, publicly disclosed, governance guidelines and director biographies/profiles.
3. Remuneration
Pay Practices
Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of remuneration criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target changes without proper disclosure is not viewed favorably. Remuneration practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives.
If the company maintains problematic or poor pay practices, generally vote:
•  AGAINST Management Say on Pay (MSOP) Proposals, Remuneration Reports; or
•  AGAINST an equity-based incentive plan proposal if excessive non-performance-based equity awards are the major contributor to a pay-for-performance misalignment.
Remuneration Plans
When a disconnect between pay and performance exists, pay practices that may result in a vote AGAINST management proposals on an advisory vote on executive compensation may include:
•  Lack of transparent disclosure of compensation philosophy and goals and targets, including details on short-term and long-term performance incentives;
•  Long term incentive awards consisting of less than 50% performance-based awards;
•  Lack of the board’s response to failed MSOP vote the previous year;
•  Abnormally large bonus payouts without justifiable performance linkage or proper disclosure;
•  Egregious employment or retention contracts;
•  Excessive perquisites or excessive severance and/or change in control provisions; and
•  Extraordinary relocation benefits.
Non-Executive Director Compensation
Generally vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.
Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.
Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.
Generally vote AGAINST proposals to introduce retirement benefits for non-executive directors.
Director, Officer, and Auditor Indemnification and Liability Provisions
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Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.
Generally vote AGAINST proposals to indemnify auditors.
Other Remuneration Related Proposals
Vote on other remuneration related proposals on a CASE-BY-CASE basis.
4. Shareholder Rights and Defenses
Antitakeover Mechanisms
Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.
For the Netherlands, vote recommendations regarding management proposals to approve protective preference shares will be determined on a CASE-BY-CASE basis.
For French companies listed on a regulated market, generally vote AGAINST any general authorities impacting the share capital (i.e. authorities for share repurchase plans and any general share issuances with or without preemptive rights) if they can be used for antitakeover purposes without shareholders' prior explicit approval.
5. Strategic Transactions, Capital Structures and other Business Considerations
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.
Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:
•  Valuation;
•  Market reaction;
•  Strategic rationale;
•  Management’s track record of successful integration of historical acquisitions;
•  Presence of conflicts of interest; and
•  Governance profile of the combined company.
Dual Class Structures
Generally vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.
Generally vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.
Share Issuance Requests
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General Issuances:
Generally vote FOR issuance requests with preemptive rights to a maximum of 100% over currently issued capital or any stricter limit set in local best practice recommendations or law.
Generally vote FOR issuance requests without preemptive rights to a maximum of 20% of currently issued capital or any stricter limit set in local best practice recommendations or law.
Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.
Increases in Authorized Capital
Generally vote FOR non-specific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding, or any stricter limit set in local best practice recommendations or law.
Generally vote FOR specific proposals to increase authorized capital to any amount, unless:
•  The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed; or
•  The increase would leave the company with less than 30% of its new authorization outstanding after adjusting for all proposed issuances or any stricter limit set in local best practice recommendations or law.
Generally vote AGAINST proposals to adopt unlimited capital authorizations.
Reduction of Capital
Generally vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.
Preferred Stock
Generally vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
Generally vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.
Generally vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
Generally vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.
Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.
Debt Issuance Requests
Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.
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Generally vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.
Generally vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.
Increase in Borrowing Powers
Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.
Share Repurchase Plans
We will generally vote FOR share repurchase programs taking into account whether:
•  The share repurchase program can be used as a takeover defense;
•  There is clear evidence of historical abuse;
•  There is no safeguard in the share repurchase program against selective buybacks; and
•  Pricing provisions and safeguards in the share repurchase program are deemed to be unreasonable in light of market practice.
Reissuance of Repurchased Shares
Generally vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.
Capitalization of Reserves for Bonus Issues/Increase in Par Value
Generally vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.
Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:
•  The parties on either side of the transaction;
•  The nature of the asset to be transferred/service to be provided;
•  The pricing of the transaction (and any associated professional valuation);
•  The views of independent directors (where provided);
•  The views of an independent financial adviser (where appointed);
•  Whether any entities party to the transaction (including advisers) is conflicted; and
•  The stated rationale for the transaction, including discussions of timing
6. Other Management and Shareholder Proposals
Overall Approach
Management and shareholder proposals considered under this category could include, among others, requests that a company:
•  Publish a report or additional information related to the company’s business and impact on stakeholders;
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•  Disclose policies related to specific business practices and/or services;
•  Conduct third party audits, reports or studies related to the company’s business practices, services and/or impact on stakeholders
When evaluating management and shareholder proposals, the following factors are generally considered:
•  Whether the subject of the proposal is considered to be material to the company’s business;
•  The company’s current level of publicly available disclosure, including if the company already discloses similar information through existing reports or policies;
•  If the company has implemented or formally committed to the implementation of a reporting program based on a recognized industry group standards or recommendations, such as the International Sustainability Standards Board’s Sustainability Accounting Standards, the Sustainability Accounting Standards Board’s (SASB) standards, the European Sustainability Reporting Standards, the Task Force on Climate-related Financial Disclosure’s (TCFD) recommendations, or a similar standard;
•  Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;
•  The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;
•  Whether the company has already responded in some appropriate manner to the request embodied in the proposal;
•  What other companies in the relevant industry have done in response to the issue addressed in the proposal;
•  Whether the proposal itself is well framed and the cost of preparing the report and/or the implementation is reasonable;
•  Whether the subject of the proposal is best left to the discretion of the board;
•  Whether the proposal is legally binding for the board;
•  Whether the company has material fines or violations in the area and if so, if appropriate actions have already been taken to remedy going forward; and
•  Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.
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Region: Asia Pacific (APAC) Proxy Items
The following section is a broad summary of the Guidelines, which form the basis of the Policy with respect to APAC public equity investments of operating and/or holding companies. Applying these guidelines is subject to certain regional and country-specific exceptions and modifications and is not inclusive of all considerations in each market. For Japan-specific policies, see the Japan Proxy Items section.
1. Business Items
Financial Results/Director and Auditor Reports
Generally vote FOR approval of financial statements and director and auditor reports, unless:
•  There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered; or
•  The company is not responsive to shareholder questions about specific items that should be publicly disclosed.
Appointment of Auditors and Auditor Fees
Generally vote FOR the re-election of auditors and proposals authorizing the board to fix auditor fees unless:
•  There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered;
•  There is reason to believe that the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
•  Name of the proposed auditor has not been published;
•  The auditors are being changed without explanation;
•  Non-audit-related fees are substantial, or are in excess of standard annual audit-related fees, or in excess of permitted local limits and guidelines; or
•  The appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Allocation of Income
Generally vote FOR approval of the allocation of income, unless:
•  The dividend payout ratio has been consistently low without adequate explanation; or
•  The payout is excessive given the company’s financial position.
Stock (Scrip) Dividend Alternative
Generally vote FOR most stock (scrip) dividend proposals.
Generally vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.
Amendments to Articles of Association and Company Bylaws
Vote amendments to the articles of association and Company Bylaws on a CASE-BY-CASE basis.
Change in Company Fiscal Term
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Generally vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its annual general meeting.
Lower Disclosure Threshold for Stock Ownership
Generally vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5% unless specific reasons exist to implement a lower threshold.
Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.
Virtual Meetings
Generally vote FOR proposals allowing for the convening of hybrid* shareholder meetings if it is clear that it is not the intention to hold virtual-only AGMs. Generally vote AGAINST proposals allowing for the convening of virtual- only* shareholder meetings.
* The phrase “virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively through the use of online technology without a corresponding in-person meeting. The term “hybrid shareholder meeting” refers to an in-person, or physical, meeting in which shareholders are permitted to participate online.
Transact Other Business
Generally vote AGAINST other business when it appears as a voting item.
Administrative Requests
Generally vote FOR non-contentious administrative management requests.
2. Board of Directors
The board of directors should promote the interests of shareholders by acting in an oversight and/or advisory role; should consist of a majority of independent directors and/or meet local best practice expectations; should be composed of directors with diverse backgrounds and perspectives; and should be held accountable for actions and results related to their responsibilities. The board of directors should seek to comply with commonly accepted corporate governance best practices as well as the corporate governance standards that are applicable in their country and state of incorporation. The board of directors should establish committees to oversee areas such as, but not limited to, audit, executive and non-executive compensation, and director nominations and appointments. The responsibilities of the committees should be publicly disclosed.
Voting on Director Nominees in Uncontested Elections
Vote on director nominees should be determined on a CASE-BY-CASE basis taking into consideration the following:
•  Adequate disclosure has not been provided in a timely manner; or
•  There are clear concerns over questionable finances or restatements; or
•  There have been questionable transactions or conflicts of interest; or
•  There are any records of abuses against minority shareholder interests; or
•  The board fails to meet minimum corporate governance standards; or
•  There are reservations about:
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•  Director terms
•  Bundling of proposals to elect directors
•  Disclosure of named nominees
•  Overboarded directors
•  Director independence
•  Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or
•  There are other considerations which may include sanction from government or authority, violations of laws and regulations, or other issues relate to improper business practice, failure to replace management, or egregious actions related to service on other boards.
Director Independence
Classification of Directors
Executive Director
•  Employee or executive of the company; and
•  Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.
Non-Independent Non-Executive Director (NED)
•  Any director who is attested by the board to be a non-independent NED;
•  Any director specifically designated as a representative of a significant shareholder of the company;
•  Any director who is also an employee or executive of a significant shareholder of the company;
•  Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);
•  Government representative;
•  Currently provides (or a relative provides) professional services to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;
•  Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test);
•  Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
•  Relative of a current employee of the company or its affiliates;
•  Relative of a former executive of the company or its affiliates;
•  A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
•  Founder/co-founder/member of founding family but not currently an employee;
•  Former executive (a cooling off period may be applied);
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•  In markets where local regulations or standards require a maximum tenure, directors with excess tenure will be considered non-independent, except in certain cases where the company discloses a clear justification; and
•  Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.
Independent NED
•  No material connection, either directly or indirectly, to the company other than a board seat.
Employee Representative
•  Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).
Director Accountability
Generally vote AGAINST individual directors who attend less than 75% of the board and committee meetings without a disclosed valid excuse.
Generally, vote FOR the bundled election of management nominees, unless adequate disclosures of the nominees have not been provided in a timely manner or if one or more of the nominees does not meet the expectation of our policy.
Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, the presence of inappropriate related party transactions, or other issues related to improper business practices
Discharge of Directors
Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:
•  A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or
•  Any legal issues (e.g., civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or
•  Other egregious governance issues where shareholders may bring legal action against the company or its directors; or
•  Vote on a CASE-BY-CASE basis where a vote against other agenda items are deemed inappropriate.
Committee Responsibilities and Expectations
The board of directors should establish committees to oversee areas such as, but not limited to, audit, executive and non-executive compensation, and director nominations and appointments. The responsibilities of the committees should be publicly disclosed.
We generally support incumbent directors, taking into consideration the below factors.
•  Material failures of governance, stewardship, or fiduciary responsibilities at the company, including but not limited to violations of global norms principles and/or other significant global standards;
•  Failure to disclose material information;
•  Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;
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•  The board failed to act on a shareholder proposal that received approval of the majority of shares cast the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken); an adopted proposal that is substantially similar to the original shareholder proposal will be deemed sufficient; (vote against members of the committee of the board that is responsible for the issue under consideration). If we did not support the shareholder proposal, we may still vote against the committee member(s).
•  The board failed to act on takeover offers where the majority of the shareholders tendered their shares; or
•  If in an extreme situation the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.
Audit Committee
Vote CASE-BY-CASE on members of the Audit Committee if poor accounting practices, which rise to a level of serious concern are identified, such as, but not limited to, fraud, misapplication of GAAP, excessive non-audit fees, excessive pledging or hedging of stock by executives, and material weaknesses identified in aduti-related disclosures.
Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.
Generally vote AGAINST Audit Committee members who are classified as promoters or beneficial owners in the company (India).
Remuneration Committee (Australia)
Vote CASE-BY-CASE on members of the Remuneration Committee, factors considered may include whether:
•  We voted against the company’s Remuneration Report in the previous year, the company’s previous Remuneration Report received significant opposition of votes cast and we are voting against this year’s Remuneration Report; or
•  The remuneration structure is widely inconsistent with local market best practices or regulations.
Nominating Committee
Vote CASE-BY-CASE on members of the Nominating/Governance Committee considering if:
•  A company does not meet the board diversity requirements of local listing rules, corporate governance codes, national targets, or the board diversity is significantly below that of the average in its market; provided that company performance, or other factors, will generally be taken into consideration; or
•  The level of board independence does not meet the requirements of local regulations, listing rules, corporate governance codes, or local market best practices.
Voting on Director Nominees in Contested Elections
Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.
The analysis will generally be based on, but not limited to, the following major decision factors:
•  Company performance relative to its peers;
•  Strategy of the incumbents versus the dissidents;
•  Independence of board candidates;
•  Experience and skills of board candidates;
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•  Governance profile of the company;
•  Evidence of management entrenchment;
•  Responsiveness to shareholders;
•  Whether a takeover offer has been rebuffed; and
•  Whether minority or majority representation is being sought.
Other Board Related Proposals (Management and Shareholder)
Generally vote AGAINST management and shareholder proposals introducing classified boards.
Generally vote AGAINST shareholder proposals regarding mandatory retirement ages for directors.
Generally vote AGAINST management and shareholder proposals to alter board structure or size in the context of a fight for control of the company or the board.
Independent Board Chair (applicable markets)
We will generally vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:
•  Two-thirds independent board, or majority in countries where employee representation is common practice;
•  A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;
•  Fully independent key committees; and/or
•  Established, publicly disclosed, governance guidelines and director biographies/profiles.
3. Remuneration
Pay Practices
Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of remuneration criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target changes without proper disclosure is not viewed favorably. Remuneration practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives.
If the company maintains problematic or poor pay practices, generally vote:
•  AGAINST Remuneration Reports; or
•  AGAINST an equity-based incentive plan proposal if excessive non-performance-based equity awards are the major contributor to a pay-for-performance misalignment.
Remuneration Reports (Australia)
Vote CASE-BY-CASE on management proposals for a vote on remuneration reports, considering the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices.
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When a disconnect between pay and performance exists, pay practices that may result in a vote AGAINST management proposals the company’s remuneration report may include:
•  Lack of transparent disclosure of compensation philosophy and goals and targets, including details on short-term and long-term performance incentives;
•  Long term incentive awards consisting of less than 50% performance-based awards;
•  Lack of the board’s response to failed MSOP vote the previous year;
•  Abnormally large bonus payouts without justifiable performance linkage or proper disclosure;
•  Egregious employment or retention contracts;
•  Excessive perquisites or excessive severance and/or change in control provisions; and
•  Extraordinary relocation benefits.
Equity-based / Stock Option Compensation Plans
Vote CASE-BY-CASE on equity compensation plans, considering factors such as:
•  Level of potential dilution (generally within 5% for mature companies and 10% for growth companies, or within local market best practices);
•  Length of vesting period;
•  Appropriate performance hurdles;
•  Adequate disclosure of the remuneration plan;
•  Governance and administration of the remuneration plan; and
•  Any other concerns which may negatively impact shareholder value or alignment of incentives.
Non-Executive Director Compensation
Generally vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.
Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.
Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.
Generally vote AGAINST proposals to introduce retirement benefits for non-executive directors.
Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.
Generally vote AGAINST proposals to indemnify auditors.
Other Remuneration Related Proposals
Vote on other remuneration related proposals on a CASE-BY-CASE basis.
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4. Shareholder Rights and Defenses
Antitakeover Mechanisms
Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.
5. Strategic Transactions, Capital Structures and other Business Considerations
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.
Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:
•  Valuation;
•  Market reaction;
•  Strategic rationale;
•  Management’s track record of successful integration of historical acquisitions;
•  Presence of conflicts of interest; and
•  Governance profile of the combined company.
Dual Class Structures
Generally vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.
Generally vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.
Share Issuance Requests
General Issuances:
Generally vote FOR issuance requests with preemptive rights to a maximum of 100% over currently issued capital or any stricter limit set in local best practice recommendations or law (50% in Singapore).
Generally vote FOR issuance requests without preemptive rights to a maximum of 20% of currently issued capital or any stricter limit set in local best practice recommendations or law (15% in Australia, 10% in Hong Kong and Singapore Mainboard).
Generally vote FOR issuance requests without preemptive rights to a maximum of 25% of currently issued capital (India).
Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.
Increases in Authorized Capital
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Generally vote FOR non-specific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding, or any stricter limit set in local best practice recommendations or law.
Generally vote FOR specific proposals to increase authorized capital to any amount, unless:
•  The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed; or
•  The increase would leave the company with less than 30% of its new authorization outstanding after adjusting for all proposed issuances, or any stricter limit set in local best practice recommendations or law
Generally vote AGAINST proposals to adopt unlimited capital authorizations.
Reduction of Capital
Generally vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.
Preferred Stock
•  Generally vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
•  Generally vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.
•  Generally vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
•  Generally vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.
Debt Issuance Requests
•  Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.
•  Generally vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.
•  Generally vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.
Increase in Borrowing Powers
•  Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.
Share Repurchase Plans
We will generally vote FOR share repurchase programs taking into account whether:
•  The share repurchase program can be used as a takeover defense;
•  There is clear evidence of historical abuse;
•  There is no safeguard in the share repurchase program against selective buybacks; and
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•  Pricing provisions and safeguards in the share repurchase program are deemed to be unreasonable in light of market practice.
Reissuance of Repurchased Shares
Generally vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.
Capitalization of Reserves for Bonus Issues/Increase in Par Value
Generally vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.
Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:
•  The parties on either side of the transaction;
•  The nature of the asset to be transferred/service to be provided;
•  The pricing of the transaction (and any associated professional valuation);
•  The views of independent directors (where provided);
•  The views of an independent financial adviser (where appointed);
•  Whether any entities party to the transaction (including advisers) is conflicted; and
•  The stated rationale for the transaction, including discussions of timing
6. Other Management and Shareholder Proposals
Overall Approach
Management and shareholder proposals considered under this category could include, among others, requests that a company:
•  Publish a report or additional information related to the company’s business and impact on stakeholders;
•  Disclose policies related to specific business practices and/or services;
•  Conduct third party audits, reports or studies related to the company’s business practices, services and/or impact on stakeholders
When evaluating management and shareholder proposals, the following factors are generally considered:
•  Whether the subject of the proposal is considered to be material to the company’s business;
•  The company’s current level of publicly available disclosure, including if the company already discloses similar information through existing reports or policies;
•  If the company has implemented or formally committed to the implementation of a reporting program based on a recognized industry group standards or recommendations, such as the International Sustainability Standards Board’s Sustainability Accounting Standards, the Sustainability Accounting Standards Board’s (SASB) standards, the European Sustainability Reporting Standards, the Task Force on Climate-related Financial Disclosure’s (TCFD) recommendations, or a similar standard;
•  Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;
•  The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;
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•  Whether the company has already responded in some appropriate manner to the request embodied in the proposal;
•  What other companies in the relevant industry have done in response to the issue addressed in the proposal;
•  Whether the proposal itself is well framed and the cost of preparing the report and/or the implementation is reasonable;
•  Whether the subject of the proposal is best left to the discretion of the board;
•  Whether the proposal is legally binding for the board;
•  Whether the company has material fines or violations in the area and if so, if appropriate actions have already been taken to remedy going forward; and
•  Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.
Region: Japan Proxy Items
The following section is a broad summary of the Guidelines, which form the basis of the Policy with respect to Japanese public equity investments of operating and/or holding companies. Applying these guidelines is not inclusive of all considerations in the Japanese market.
1. Operational Items
Financial Results/Director and Auditor Reports
Generally vote FOR approval of financial statements and director and auditor reports, unless:
•  There are concerns about the accounts presented or audit procedures used; or
•  The company is not responsive to shareholder questions about specific items that should be publicly disclosed.
Appointment of Auditors and Auditor Fees
Generally vote FOR the re-election of auditors and proposals authorizing the board to fix auditor fees, unless:
•  There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered;
•  There is reason to believe that the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
•  Name of the proposed auditor has not been published;
•  The auditors are being changed without explanation;
•  Non-audit-related fees are substantial or are in excess of standard annual audit-related fees; or
•  The appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Allocation of Income
Generally vote FOR approval of the allocation of income, unless:
•  The dividend payout ratio has been consistently low without adequate explanation; or
•  The payout is excessive given the company’s financial position;
Amendments to Articles of Association
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Vote amendments to the articles of association on a CASE-BY-CASE basis.
Change in Company Fiscal Term
Generally vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its annual general meeting.
Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.
Virtual Meetings
Generally vote AGAINST management proposals allowing for the convening of virtual-only* shareholder meetings.
* The phrase “virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively through the use of online technology without a corresponding in-person meeting. The term “hybrid shareholder meeting” refers to an in-person, or physical, meeting in which shareholders are permitted to participate online.
2. Board of Directors and Statutory Auditors
The board of directors should promote the interests of shareholders by acting in an oversight and/or advisory role; should consist of a majority of independent directors and/or meet local best practice expectations; should be composed of directors with diverse backgrounds and perspectives; and should be held accountable for actions and results related to their responsibilities. The board of directors should seek to comply with commonly accepted corporate governance best practices as well as the corporate governance standards that are applicable in this market. The board of directors should establish committees to oversee areas such as, but not limited to, audit, executive and non-executive compensation, and director nominations and appointments. The responsibilities of the committees should be publicly disclosed.
Voting on Director Nominees in Uncontested Elections
Vote on director nominees should be determined on a CASE-BY-CASE basis taking into consideration the following:.
•  The company’s committee structure: statutory auditor board structure, U.S.-type three committee structure, or audit committee structure; or
•  Adequate disclosure has not been provided in a timely manner; or
•  There are clear concerns over questionable finances or restatements; or
•  There have been questionable transactions or conflicts of interest; or
•  There are any records of abuses against minority shareholder interests; or
•  The board fails to meet minimum corporate governance standards; or
•  There are reservations about:
•  Director terms
•  Bundling of proposals to elect directors
•  Disclosure of named nominees
•  Overboarded directors
•  Director independence
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•  Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or
•  There are other considerations which may include sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice, failure to replace management, or egregious actions related to service on other boards.
Generally vote AGAINST top executives when the company has an excessive amount of strategic shareholdings.
Generally vote AGAINST top executives when the company has posted average return on equity (ROE) of less than five percent over the last five fiscal years.
Director Independence
Classification of Directors
Inside Director
•  Employee or executive of the company; and
•  Any director who is not classified as an outside director of the company.
Non-Independent Non-Executive Director (affiliated outsider)
•  Any director specifically designated as a representative of a significant shareholder of the company;
•  Any director who is/was also an employee or executive of a significant shareholder of the company;
•  Beneficial owner (direct or indirect) of at least 10% of the company’s stock, or one of the top 10 shareholders, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%)
•  Individuals who are employees or were previously employed at main lenders/banks of the company;
•  Relative of a current employee of the company or its affiliates;
•  Any director who works or has worked at a company whose shares are held by the company in question as strategic shareholdings (i.e. “cross-shareholdings”)
•  Any director who has served at a company as an outside director for 12 years or more;
•  Any additional relationship or principle considered to compromise independence
Independent Non-Executive Directors (independent outsider)
•  No material connection, either directly or indirectly, to the company other than a board seat.
At companies adopting a board with a statutory auditor committee structure or an audit committee structure, generally vote AGAINST top executives when the board consists of fewer than two independent outside directors or less than 1/3 of the board consists of independent outside directors. Additionally, if the company is a member of the TOPIX 100 index, generally vote AGAINST top executives when less than 1/2 of the board consists of outside directors.
At companies adopting an audit committee structure, generally vote AGAINST affiliated outside directors who are audit committee members.
At companies adopting a U.S.-type three committee structure, generally vote AGAINST members of the Nominating Committee when less than a majority of the board consists of independent outside directors.
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At controlled companies adopting board with a statutory auditor structure or an audit committee structure, generally vote AGAINST top executives if the board does not consist of majority independent outside directors.
Director Accountability
Generally vote AGAINST individual outside directors who attend less than 75% of the board and/or committee meetings without a disclosed valid excuse.
Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, the presence of inappropriate related party transactions, or other issues related to improper business practices
Committee Responsibilities and Expectations
The board of directors should establish committees to oversee areas such as, but not limited to, audit, executive and non-executive compensation, and director nominations and appointments. The responsibilities of the committees should be publicly disclosed.
We generally support incumbent directors, taking into consideration the below factors.
•  Material failures of governance, stewardship, or fiduciary responsibilities at the company, including but not limited to violations of global norms principles and/or other significant global standards;
•  Failure to disclose material information;
•  Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;
•  The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of a newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;
•  The board failed to act on takeover offers where the majority of the shareholders tendered their shares; or
•  If in an extreme situation the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.
Generally vote AGAINST members of the Nominating Committee or top executives if the board diversity is significantly below that of the average in its market; provided that company performance, or other factors, will generally be taken into consideration.
Voting on Director Nominees in Contested Elections
Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.
The analysis will generally be based on, but not limited to, the following major decision factors:
•  Company performance relative to its peers;
•  Strategy of the incumbents versus the dissidents;
•  Independence of board candidates;
•  Experience and skills of board candidates;
•  Governance profile of the company;
•  Evidence of management entrenchment;
40-B

•  Responsiveness to shareholders;
•  Whether a takeover offer has been rebuffed;
•  Whether minority or majority representation is being sought.
Other Board Related Proposals (Management and Shareholder)
Generally vote AGAINST management and shareholder proposals introducing classified boards.
Generally vote AGAINST shareholder proposals regarding mandatory retirement ages for directors.
Generally vote AGAINST management and shareholder proposals to alter board structure or size in the context of a fight for control of the company or the board.
Independent Board Chair (applicable markets)
We will generally vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:
•  Two-thirds independent board;
•  A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;
•  Fully independent key committees; and/or
•  Established, publicly disclosed, governance guidelines and director biographies/profiles.
Statutory Auditor Elections
Generally vote AGAINST affiliated outside statutory auditors.
For definition of affiliated outsiders, see “Classification of Directors”
Generally vote FOR management nominees taking into consideration the following:
•  Adequate disclosure has not been provided in a timely manner;
•  There are clear concerns over questionable finances or restatements;
•  There have been questionable transactions or conflicts of interest;
•  There are any records of abuses against minority shareholder interests;
•  The board fails to meet minimum corporate governance standards;
•  Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities;
•  Outside statutory auditor’s attendance at less than 75% of the board and statutory auditor meetings without a disclosed valid excuse; or
•  Unless there are other considerations which may include sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice, failure to replace management, or egregious actions related to service on other boards.
41-B

3. Compensation
Director Compensation
Generally vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.
Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.
Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.
Generally vote AGAINST proposals to introduce retirement bonuses for outside directors and/or outside statutory auditors, unless the amounts are disclosed and are not excessive relative to other companies in the country or industry.
Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and statutory auditors on a CASE-BY- CASE basis.
Generally vote AGAINST proposals to indemnify auditors.
4. Shareholder Rights and Defenses
Antitakeover Mechanisms
Generally vote AGAINST all antitakeover proposals, unless certain conditions are met to ensure the proposal is intended to enhance shareholder value, including consideration of the company’s governance structure, the anti- takeover defense duration, the trigger mechanism and governance, and the intended purpose of the antitakeover defense.
5. Strategic Transactions and Capital Structures
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.
Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions, and third-party share issuance requests, taking into account the following based on publicly available information:
•  Valuation;
•  Market reaction;
•  Strategic rationale;
•  Management’s track record of successful integration of historical acquisitions;
•  Presence of conflicts of interest; and
•  Governance profile of the combined company.
Dual Class Structures
42-B

Generally vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.
Generally vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.
Increases in Authorized Capital
Generally vote FOR non-specific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding. The increase should also not be intended as a takeover defense.
Generally vote FOR specific proposals to increase authorized capital to any amount, unless:
•  The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed.
Generally vote AGAINST proposals to adopt unlimited capital authorizations.
Reduction of Capital
Generally vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.
Preferred Stock
Vote CASE-BY-CASE on any requests to issue or modify preferred shares or other share classes
Share Repurchase Plans
We will generally vote FOR share repurchase programs taking into account whether:
•  The share repurchase program can be used as a takeover defense;
•  There is clear evidence of historical abuse;
•  There is no safeguard in the share repurchase program against selective buybacks;
•  Pricing provisions and safeguards in the share repurchase program are deemed to be unreasonable in light of market practice.
6. Other Management and Shareholder Proposals
Overall Approach
Management and shareholder proposals considered under this category could include, among others, requests that a company:
•  Publish a report or additional information related to the company’s business and impact on stakeholders;
•  Disclose policies related to specific business practices and/or services;
•  Conduct third party audits, reports or studies related to the company’s business practices, services and/or impact on stakeholders
When evaluating management and shareholder proposals, the following factors are generally considered:
43-B

•  Whether the subject of the proposal is considered to be material to the company’s business;
•  The company’s current level of publicly available disclosure, including if the company already discloses similar information through existing reports or policies;
•  Ift the company has implemented or formally committed to the implementation of a reporting program based on a recognized industry group standards or recommendations, such as the International Sustainability Standards Board’s Sustainability Accounting Standards, the Sustainability Accounting Standards Board’s (SASB) standards, the European Sustainability Reporting Standards, the Task Force on Climate-related Financial Disclosure’s (TCFD) recommendations, or a similar standard;
•  Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;
•  The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;
•  Whether the company has already responded in some appropriate manner to the request embodied in the proposal;
•  What other companies in the relevant industry have done in response to the issue addressed in the proposal;
•  Whether the proposal itself is well framed and the cost of preparing the report and/or the implementation is reasonable;
•  Whether the subject of the proposal is best left to the discretion of the board;
•  Whether the proposal is legally binding for the board;
•  Whether the company has material fines or violations in the area and if so, if appropriate actions have already been taken to remedy going forward; and
•  Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.
44-B

APPENDIX C STATEMENT OF INTENTION
(applicable only to Class A Shares)
If a shareholder anticipates purchasing within a 13-month period Class A Shares of the Fund alone or in combination with Class A Shares of another Goldman Sachs Fund in the amount of $50,000 or more, the shareholder may obtain shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by checking and filing the Statement of Intention in the Account Application. Distributions taken in additional shares, as well as any appreciation on shares previously purchased, will not apply toward the completion of the Statement of Intention.
To ensure that the reduced price will be received on future purchases, the investor must inform Goldman Sachs that the Statement of Intention is in effect each time shares are purchased. Subject to the conditions mentioned below, each purchase will be made at the public offering price applicable to a single transaction of the dollar amount specified on the Account Application. The investor makes no commitment to purchase additional shares, but if the investor’s purchases within 13 months plus the value of shares credited toward completion do not total the sum specified, the investor will pay the increased amount of the sales charge prescribed in the Escrow Agreement.
Escrow Agreement
Out of the initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified on the Account Application will be held in escrow by the Transfer Agent in the form of shares registered in the investor’s name. All distributions on escrowed shares will be paid to the investor or to his or her order. When the minimum investment so specified is completed (either prior to or by the end of the 13th month), the investor will be notified and the escrowed shares will be released.
If the intended investment is not completed, the investor will be asked to remit to Goldman Sachs any difference between the sales charge on the amount specified and on the amount actually attained. If the investor does not within 20 days after written request by Goldman Sachs pay such difference in the sales charge, the Transfer Agent will redeem, pursuant to the authority given by the investor in the Account Application, an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by the Transfer Agent.
2-B

PART C: OTHER INFORMATION

Item 28. Exhibits

(a)	(1)	Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 29 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 14, 1997)

	(2)	Amendment No. 1 dated April 24, 1997 to Agreement and Declaration of Trust January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 40 to the Registrant’s registration statement, SEC File No. 33-17619, filed October 16, 1997)

	(3)	Amendment No. 2 dated July 21, 1997 to Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 40 to the Registrant’s registration statement, SEC File No. 33-17619, filed October 16, 1997)

	(4)	Amendment No. 3 dated October 21, 1997 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 41 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 13, 1998)

	(5)	Amendment No. 4 dated January 28, 1998 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 41 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 13, 1998)

	(6)	Amendment No. 5 dated January 28, 1998 to Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 47 to the Registrant’s registration statement, SEC File No. 33-17619, filed October 1, 1998)

	(7)	Amendment No. 6 dated July 22, 1998 to Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 47 to the Registrant’s registration statement, SEC File No. 33-17619, filed October 1, 1998)

	(8)	Amendment No. 7 dated November 3, 1998 to Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 50 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 29, 1998)

	(9)	Amendment No. 8 dated January 22, 1999 to Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 52 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 12, 1999)

	(10)	Amendment No. 9 dated April 28, 1999 to Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 55 to the Registrant’s registration statement, SEC File No. 33-17619, filed July 16, 1999)

	(11)	Amendment No. 10 dated July 27, 1999 to Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 56 to the Registrant’s registration statement, SEC File No. 33-17619, filed September 16, 1999)

	(12)	Amendment No. 11 dated July 27, 1999 to Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 56 to the Registrant’s registration statement, SEC File No. 33-17619, filed September 16, 1999)

	(13)	Amendment No. 12 dated October 26, 1999 to Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 58 to the Registrant’s registration statement, SEC File No. 33-17619, filed November 22, 1999)

	(14)	Amendment No. 13 dated February 3, 2000 to Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 62 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 23, 2000)

(15)	Amendment No. 14 dated April 26, 2000 to Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 65 to the Registrant’s registration statement, SEC File No. 33-17619, filed May 3, 2000)

(16)	Amendment No. 15 dated August 1, 2000 to Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 68 to the Registrant’s registration statement, SEC File No. 33-17619, filed November 22, 2000)

(17)	Amendment No. 16 dated January 30, 2001 to Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 72 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 13, 2001)

(18)	Amendment No. 17 dated April 25, 2001 to Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 73 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 21, 2001)

(19)	Amendment No. 18 dated July 1, 2002 to Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 79 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 11, 2002)

(20)	Amendment No. 19 dated August 1, 2002 to Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 79 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 11, 2002)

(21)	Amendment No. 20 dated August 1, 2002 to Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 79 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 11, 2002)

(22)	Amendment No. 21 dated January 29, 2003 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 81 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 19, 2003)

(23)	Amendment No. 22 dated July 31, 2003 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 85 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 12, 2003)

(24)	Amendment No. 23 dated October 30, 2003 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 85 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 12, 2003)

(25)	Amendment No. 24 dated May 6, 2004 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from the Registrant’s Registration Statement on Form N-14 relating to the Registrant’s acquisition of the Golden Oak® Family of Funds, SEC File No. 333-117561, filed July 22, 2004)

(26)	Amendment No. 25 dated April 21, 2004 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 93 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 23, 2004)

(27)	Amendment No. 26 dated November 4, 2004 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 93 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 23, 2004)

(28)	Amendment No. 27 dated February 10, 2005 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 103 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 17, 2005)

(29)	Amendment No. 28 dated May 12, 2005 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 112 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 7, 2005)

(30)	Amendment No. 29 dated June 16, 2005 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 112 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 7, 2005)

(31)	Amendment No. 30 dated August 4, 2005 to the Agreement and Declaration of Trust dated January 28, 1977 (incorporated by reference from Post-Effective Amendment No. 112 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 7, 2005)

(32)	Amendment No. 31 dated November 2, 2005 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 127 to the Registrant’s registration statement, SEC File No. 33-17619, filed May 26, 2006)

(33)	Amendment No. 32 dated December 14, 2005 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 114 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 29, 2005)

(34)	Amendment No. 33 dated March 16, 2006 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 127 to the Registrant’s registration statement, SEC File No. 33-17619, filed May 26, 2006)

(35)	Amendment No. 34 dated March 16, 2006 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 127 to the Registrant’s registration statement, SEC File No. 33-17619, filed May 26, 2006)

(36)	Amendment No. 35 dated May 11, 2006 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 133 to the Registrant’s registration statement, SEC File No. 33-17619, filed August 18, 2006)

(37)	Amendment No. 36 dated June 15, 2006 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 129 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 23, 2006)

(38)	Amendment No. 37 dated August 10, 2006 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 143 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 21, 2006)

(39)	Amendment No. 38 dated November 9, 2006 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 143 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 21, 2006)

(40)	Amendment No. 39 dated December 14, 2006 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 159 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 12, 2007)

(41)	Amendment No. 40 dated December 14, 2006 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 159 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 12, 2007)

(42)	Amendment No. 41 dated February 8, 2007 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 159 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 12, 2007)

(43)	Amendment No. 42 dated March 15, 2007 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 159 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 12, 2007)

(44)	Amendment No. 43 dated May 10, 2007 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 159 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 12, 2007)

(45)	Amendment No. 44 dated June 13, 2007 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 162 to the Registrant’s registration statement, SEC File No. 33-17619, filed August 14, 2007)

(46)	Amendment No. 45 dated June 13, 2007 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 173 to the Registrant’s registration statement, SEC File No. 33-17619, filed November 27, 2007)

(47)	Amendment No. 46 dated November 8, 2007 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 173 to the Registrant’s registration statement, SEC File No. 33-17619, filed November 27, 2007)

(48)	Amendment No. 47 dated November 8, 2007 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 173 to the Registrant’s registration statement, SEC File No. 33-17619, filed November 27, 2007)

(49)	Amendment No. 48 dated December 13, 2007 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 183 to the Registrant’s registration statement, SEC File No. 33-17619, filed January 18, 2008)

(50)	Amendment No. 49 dated June 19, 2008 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 205 to the Registrant’s registration statement, SEC File No. 33-17619, filed July 29, 2008)

(51)	Amendment No. 50 dated August 14, 2008 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 206 to the Registrant’s registration statement, SEC File No. 33-17619, filed August 27, 2008)

(52)	Amendment No. 51 dated August 25, 2008 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 217 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 27, 2009)

(53)	Amendment No. 52 dated November 13, 2008 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 217 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 27, 2009)

(54)	Amendment No. 53 dated May 21, 2009 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 226 to the Registrant’s registration statement, SEC File No. 33-17619, filed November 24, 2009)

(55)	Amendment No. 54 dated November 19, 2009 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 226 to the Registrant’s registration statement, SEC File No. 33-17619, filed November 24, 2009)

(56)	Amendment No. 55 dated February 11, 2010 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 242 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 30, 2010)

(57)	Amendment No. 56 dated May 20, 2010 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 249 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 30, 2010)

(58)	Amendment No. 57 dated June 17, 2010 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 249 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 30, 2010)

(59)	Amendment No. 58 dated November 18, 2010 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 261 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 3, 2010)

(60)	Amendment No. 59 dated January 5, 2011 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 270 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 16, 2011)

(61)	Amendment No. 60 dated February 10, 2011 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 270 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 16, 2011)

(62)	Amendment No. 61 dated February 10, 2011 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 270 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 16, 2011)

(63)	Amendment No. 62 dated June 16, 2011 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 285 to the Registrant’s registration statement, SEC File No. 33-17619, filed July 29, 2011)

(64)	Amendment No. 63 dated August 18, 2011 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 290 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 12, 2011)

(65)	Amendment No. 64 dated September 27, 2011 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 291 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 16, 2011)

(66)	Amendment No. 65 dated October 20, 2011 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 291 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 16, 2011)

(67)	Amendment No. 66 dated December 15, 2011 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 292 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 23, 2011)

(68)	Amendment No. 67 dated April 19, 2012 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 321 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 27, 2012)

(69)	Amendment No. 68 dated August 16, 2012 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 333 to the Registrant’s registration statement, SEC File No. 33-17619, filed September 24, 2012)

(70)	Amendment No. 69 dated December 13, 2012 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 346 to the Registrant’s registration statement, SEC File No. 33-17619, filed January 28, 2013)

(71)	Amendment No. 70 dated February 12, 2013 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 348 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 28, 2013)

(72)	Amendment No. 71 dated April 18, 2013 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 355 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 30, 2013)

(73)	Amendment No. 72 dated June 13, 2013 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 363 to the Registrant’s registration statement, SEC File No. 33-17619, filed July 29, 2013)

(74)	Amendment No. 73 dated August 15, 2013 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 366 to the Registrant’s registration statement, SEC File No. 33-17619, filed September 12, 2013)

(75)	Amendment No. 74 dated September 19, 2013 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 368 to the Registrant’s registration statement, SEC File No. 33-17619, filed September 26, 2013)

(76)	Amendment No. 75 dated October 17, 2013 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 369 to the Registrant’s registration statement, SEC File No. 33-17619, filed October 25, 2013)

(77)	Amendment No. 76 dated November 8, 2013 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 375 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 13, 2013)

(78)	Amendment No. 77 dated December 19, 2013 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 376 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 26, 2013)

(79)	Amendment No. 78 dated February 11, 2014 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 393 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 21, 2014)

(80)	Amendment No. 79 dated April 10, 2014 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 414 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 25, 2014)

(81)	Amendment No. 80 dated August 14, 2014 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 430 to the Registrant’s registration statement, SEC File No. 33-17619, filed September 30, 2014)

(82)	Amendment No. 81 dated October 16, 2014 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 432 to the Registrant’s registration statement, SEC File No. 33-17619, filed November 17, 2014)

(83)	Amendment No. 82 dated December 17, 2014 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 433 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 29, 2014)

(84)	Amendment No. 83 dated February 12, 2015 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 441 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 27, 2015)

(85)	Amendment No. 84 dated April 16, 2015 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 455 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 30, 2015)

(86)	Amendment No. 85 dated June 11, 2015 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 464 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 17, 2015)

(87)	Amendment No. 86 dated August 13, 2015 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Registrant’s Registration Statement on Form N-14, SEC File No. 333-206459, filed August 18, 2015)

(88)	Amendment No. 87 dated October 15, 2015 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 504 to the Registrant’s registration statement, SEC File No. 33-17619, filed October 30, 2015)

(89)	Amendment No. 88 dated December 17, 2015 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 511 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 18, 2015)

(90)	Amendment No. 89 dated February 11, 2016 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 526 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 26, 2016)

(91)	Amendment No. 90 dated April 14, 2016 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 551 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 29, 2016)

(92)	Amendment No. 91 dated May 23, 2016 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 573 to the Registrant’s registration statement, SEC File No. 33-17619, filed July 29, 2016)

(93)	Amendment No. 92 dated June 16, 2016 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 573 to the Registrant’s registration statement, SEC File No. 33-17619, filed July 29, 2016)

(94)	Amendment No. 93 dated August 18, 2016 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 577 to the Registrant’s registration statement, SEC File No. 33-17619, filed August 25, 2016)

(95)	Amendment No. 94 dated December 14, 2016 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 582 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 22, 2016)

(96)	Amendment No. 95 dated February 16, 2017 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 595 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 28, 2017)

(97)	Amendment No. 96 dated April 19, 2017 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 610 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 27, 2017)

(98)	Amendment No. 97 dated June 15, 2017 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 618 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 16, 2017)

(99)	Amendment No. 98 dated August 17, 2017 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 624 to the Registrant’s registration statement, SEC File No. 33-17619, filed August 24, 2017)

(100)	Amendment No. 99 dated October 12, 2017 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 629 to the Registrant’s registration statement, SEC File No. 33-17619, filed October 13, 2017)

(101)	Amendment No. 100 dated December 13, 2017 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 634 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 15, 2017)

(102)	Amendment No. 101 dated February 15, 2018 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 652 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 16, 2018)

(103)	Amendment No. 102 dated June 14, 2018 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 700 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 15, 2018)

(104)	Amendment No. 103 dated October 11, 2018 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 713 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 14, 2018)

(105)	Amendment No. 104 dated December 13, 2018 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 713 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 14, 2018)

(106)	Amendment No. 105 dated February 13, 2019 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 745 to the Registrant’s registration statement, SEC File No. 33-17619, filed March 29, 2019)

(107)	Amendment No. 106 dated June 12, 2019 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 760 to the Registrant’s registration statement, SEC File No. 33-17619, filed July 29, 2019)

(108)	Amendment No. 107 dated August 14, 2019 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 768 to the Registrant’s registration statement, SEC File No. 33-17619, filed September 6, 2019)

(109)	Amendment No. 108 dated August 29, 2019 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 768 to the Registrant’s registration statement, SEC File No. 33-17619, filed September 6, 2019)

(110)	Form of Amendment No. 109 dated February 12, 2020 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 792 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 28, 2020)

(111)	Form of Amendment No. 110 dated April 15, 2020 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 799 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 29, 2020)

(112)	Amendment No. 111 dated June 17, 2020 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 808 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 26, 2020)

(113)	Amendment No. 114 dated December 16, 2020 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 835 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 26, 2021)

(114)	Amendment No. 115 dated June 16, 2021 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 845 to the Registrant’s registration statement, SEC File No. 33-17619, filed July 29, 2021)

(115)	Amendment No. 116 dated August 18, 2021 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 846 to the Registrant’s registration statement, SEC File No. 33-17619, filed August 20, 2021)

(116)	Amendment No. 117 dated February 9, 2022 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 859 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 28, 2022)

(117)	Amendment No. 118 dated April 13, 2022 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 865 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 29, 2022)

(118)	Amendment No. 119 dated June 15, 2022 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 867 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 22, 2022)

(119)	Amendment No. 120 dated October 12, 2022 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 876 to the Registrant’s registration statement, SEC File No. 33-17619, filed November 22, 2022)

(120)	Amendment No. 121 dated June 14, 2023 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 892 to the Registrant’s registration statement, SEC File No. 33-17619, filed July 27, 2023)

(121)	Amendment No. 122 dated August 22, 2023 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 893 to the Registrant’s registration statement, SEC File No. 33-17619, filed October 19, 2023)

(122)	Amendment No. 123 dated December 13, 2023 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 898 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 27, 2023)

(123)	Amendment No. 124 dated February 14, 2024 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 899 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 23, 2024)

	(124)	Amendment No. 125 dated April 18, 2024 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 906 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 26, 2024)

	(125)	Amendment No. 126 dated February 12, 2025 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 922 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 27, 2025)

(b)	Amended and Restated By-laws of Goldman Sachs Trust dated July 23, 2020 (incorporated by reference from Post-Effective Amendment No. 820 to the Registrant’s registration statement, SEC File No. 33-17619, filed September 30, 2020)

(c)	Instruments defining the rights of holders of Registrant’s shares of beneficial interest (Article II, Section 10, Article IV, Section 3, Article V, Article VI, Article VII, Article IX, Section 8 and Section 9 of the Registrant’s Agreement and Declaration of Trust incorporated by reference as Exhibit (a)(1) and Article III of the Registrant’s Amended and Restated By-Laws incorporated by reference as Exhibit (b))

(d)	(1)	Management Agreement dated April 30, 1997 between Registrant, on behalf of Goldman Sachs Short Duration Government Fund, and Goldman Sachs Funds Management, L.P. (incorporated by reference from Post-Effective Amendment No. 41 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 13, 1998)

	(2)	Management Agreement dated April 30, 1997 between Registrant, on behalf of Goldman Sachs High Quality Floating Rate Fund (formerly, Goldman Sachs Adjustable Rate Government Fund), and Goldman Sachs Funds Management, L.P. (incorporated by reference from Post-Effective Amendment No. 41 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 13, 1998)

	(3)	Management Agreement dated April 30, 1997 between Registrant, on behalf of Goldman Sachs Short Duration Tax-Free Fund, and Goldman Sachs Asset Management, L.P. (incorporated by reference from Post-Effective Amendment No. 41 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 13, 1998)

	(4)	Management Agreement dated April 30, 1997 between Registrant, on behalf of Goldman Sachs Core Fixed Income Fund, and Goldman Sachs Asset Management, L.P. (incorporated by reference from Post-Effective Amendment No. 41 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 13, 1998)

	(5)	Management Agreement dated April 30, 1997 between Registrant, Goldman Sachs Asset Management, L.P., Goldman Sachs Funds Management L.P. and Goldman Sachs Asset Management International (incorporated by reference from Post-Effective Amendment No. 48 to the Registrant’s registration statement, SEC File No. 33-17619, filed November 25, 1998)

	(6)	Management Agreement dated January 1, 1998 between Registrant, on behalf of the Goldman Sachs Asset Allocation Portfolios, and Goldman Sachs Asset Management, L.P. (incorporated by reference from Post-Effective Amendment No. 41 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 13, 1998)

	(7)	Amended Annex A dated September 25, 2007 to the Management Agreement dated January 1, 1998 on behalf of the Goldman Sachs Asset Allocation Portfolios, and Goldman Sachs Asset Management, L.P. (incorporated by reference from Post-Effective Amendment No. 716 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 21, 2018)

	(8)	Amended Annex A dated June 12, 2024 to the Management Agreement dated April 30, 1997 between Registrant, Goldman Sachs Asset Management, L.P., Goldman Sachs Funds Management L.P. and Goldman Sachs Asset Management International (incorporated by reference from Post-Effective Amendment No. 913 to the Registrant’s registration statement, SEC File No. 33-17619, filed August 20, 2024)

(9)	Sub-Advisory Agreement effective January 7, 2021 between Goldman Sachs Asset Management, L.P. and CoreCommodity Management, LLC, on behalf of the Goldman Sachs Commodity Strategy Fund (incorporated by reference from Post-Effective Amendment No. 838 to the Registrant’s registration statement, SEC File No. 33-17619, filed March 30, 2021)

(10)	Assumption Agreement dated April 26, 2003 between Goldman Sachs & Co. LLC (formerly, Goldman, Sachs & Co.) and Goldman Sachs Asset Management, L.P. (with respect to the Goldman Sachs Short-Duration Tax-Free Fund) (incorporated by reference from Post-Effective Amendment No. 83 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 13, 2003)

(11)	Assumption Agreement dated April 26, 2003 between Goldman Sachs & Co. LLC (formerly, Goldman, Sachs & Co.) and Goldman Sachs Asset Management, L.P. (with respect to certain of the Goldman Sachs Fixed Income, Equity, Specialty and Money Market Funds) (incorporated by reference from Post-Effective Amendment No. 83 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 13, 2003)

(12)	Assumption Agreement dated April 26, 2003 between Goldman Sachs & Co. LLC (formerly, Goldman, Sachs & Co.) and Goldman Sachs Asset Management, L.P. (with respect to the Goldman Sachs Core Fixed Income Fund) (incorporated by reference from Post-Effective Amendment No. 83 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 13, 2003)

(13)	Assumption Agreement dated April 26, 2003 between Goldman Sachs & Co. LLC (formerly, Goldman, Sachs & Co.) and Goldman Sachs Asset Management, L.P. (with respect to the Goldman Sachs Asset Allocation Funds) (incorporated by reference from Post-Effective Amendment No. 83 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 13, 2003)

(14)	Assumption Agreement dated September 1, 2017 between Goldman Sachs Asset Management International and Goldman Sachs Asset Management, L.P. (with respect to the Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Asia Equity Fund and Goldman Sachs N-11 Equity Fund) (incorporated by reference from Post-Effective Amendment No. 626 to the Registrant’s registration statement, SEC File No. 33-17619, filed September 15, 2017)

(15)	Assumption Agreement dated November 1, 2017 between Goldman Sachs Asset Management International and Goldman Sachs Asset Management, L.P. (with respect to the Goldman Sachs International Equity ESG Fund (formerly, Goldman Sachs Focused International Equity Fund) and Goldman Sachs International Equity Income Fund (formerly, Goldman Sachs Strategic International Equity Fund)) (incorporated by reference from Post-Effective Amendment No. 633 to the Registrant’s registration statement, SEC File No. 33-17619, filed November 30, 2017)

(16)	Fee Reduction Commitment dated April 29, 2005 between Goldman Sachs Asset Management, L.P. and Goldman Sachs Trust relating to the Goldman Sachs Dynamic Global Equity Fund (formerly, Goldman Sachs Aggressive Growth Strategy Portfolio) and Goldman Sachs Balanced Strategy, Goldman Sachs Growth and Income Strategy and Goldman Sachs Growth Strategy Portfolios (incorporated by reference from Post-Effective Amendment No. 103 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 17, 2005)

	(17)	Amended and Restated Fee Reduction Commitment dated June 15, 2017 between Goldman Sachs Asset Management, L.P. and Goldman Sachs Trust relating to the Goldman Sachs Short Duration Tax-Free Fund (incorporated by reference from Post-Effective Amendment No. 620 to the Registrant’s registration statement, SEC File No. 33-17619, filed July 28, 2017)

	(18)	Amended and Restated Fee Reduction Commitment dated June 15, 2017 between Goldman Sachs Asset Management, L.P. and Goldman Sachs Trust relating to the Goldman Sachs High Quality Floating Rate Fund (formerly, Goldman Sachs Ultra-Short Duration Government Fund and Goldman Sachs Adjustable Rate Government Fund) (incorporated by reference from Post-Effective Amendment No. 620 to the Registrant’s registration statement, SEC File No. 33-17619, filed July 28, 2017)

	(19)	Amended and Restated Fee Reduction Commitment dated June 15, 2017 between Goldman Sachs Asset Management, L.P. and Goldman Sachs Trust relating to the Goldman Sachs Short Duration Government Fund (incorporated by reference from Post-Effective Amendment No. 620 to the Registrant’s registration statement, SEC File No. 33-17619, filed July 28, 2017)

	(20)	Fee Reduction Commitment dated July 1, 2008 between Goldman Sachs Asset Management, L.P. and Goldman Sachs Trust relating to the Goldman Sachs Core Fixed Income Fund (incorporated by reference from Post-Effective Amendment No. 217 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 27, 2009)

	(21)	Management Agreement dated August 14, 2014 between Registrant, on behalf of Goldman Sachs Long Short Fund, and GS Investment Strategies, LLC (incorporated by reference from Post-Effective Amendment No. 430 to the Registrant’s registration statement, SEC File No. 33-17619, filed September 30, 2014)

(e)	(1)	Distribution Agreement dated April 30, 1997 (incorporated by reference from Post-Effective Amendment No. 85 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 12, 2003)

	(2)	Amended Exhibit A dated June 12, 2024 to the Distribution Agreement dated April 30, 1997 (incorporated by reference from Post-Effective Amendment No. 914 to the Registrant’s registration statement, SEC File No. 33-17619, filed October 21, 2024)

(f)	Not applicable

(g)	(1)	Custodian Contract dated July 15, 1991, between Registrant and State Street Bank and Trust Company (incorporated by reference from Post-Effective Amendment No. 26 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 29, 1995)

	(2)	Fee schedule relating to the Custodian Agreement between Registrant on behalf of the Goldman Sachs Asset Allocation Portfolios and State Street Bank and Trust Company (incorporated by reference from Post-Effective Amendment No. 40 to the Registrant’s registration statement, SEC File No. 33-17619, filed October 16, 1997)

	(3)	Custodian Contract dated April 6, 1990 between Registrant and State Street Bank and Trust Company on behalf of Goldman Sachs Capital Growth Fund (incorporated by reference from Post-Effective Amendment No. 50 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 29, 1998)

(4)	Fee schedule dated April 12, 1999 relating to the Custodian Contract dated April 6, 1990 between Registrant and State Street Bank and Trust Company (Goldman Sachs Strategic Growth and Goldman Sachs Growth Opportunities Funds) (incorporated by reference from Post-Effective Amendment No. 55 to the Registrant’s registration statement, SEC File No. 33-17619, filed July 16, 1999)

(5)	Fee schedule dated October 1, 1999 relating to the Custodian Contract dated April 6, 1990 between Registrant and State Street Bank and Trust Company (Goldman Sachs Large Cap Value Fund) (incorporated by reference from Post-Effective Amendment No. 59 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 1, 1999)

(6)	Fee schedule dated January 12, 2000 relating to the Custodian Contract dated April 6, 1990 between Registrant and State Street Bank and Trust Company (Goldman Sachs U.S. Tax-Managed Equity Fund (formerly, CORE Tax-Managed Equity Fund)) (incorporated by reference from Post-Effective Amendment No. 62 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 23, 2000)

(7)	Fee schedule dated January 6, 2000 relating to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs High Yield Municipal Fund) (incorporated by reference from Post-Effective Amendment No. 62 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 23, 2000)

(8)	Fee schedule dated April 14, 2000 relating to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Enhanced Income Fund) (incorporated by reference from Post-Effective Amendment No. 65 to the Registrant’s registration statement, SEC File No. 33-17619, filed May 3, 2000)

(9)	Additional Portfolio Agreement dated September 27, 1999 between Registrant and State Street Bank and Trust Company (incorporated by reference from Post-Effective Amendment No. 62 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 23, 2000)

(10)	Letter Agreement dated September 27, 1999 between Registrant and State Street Bank and Trust Company relating to the Custodian Contract dated April 6, 1990 (incorporated by reference from Post-Effective Amendment No. 62 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 23, 2000)

(11)	Letter Agreement dated September 27, 1999 between Registrant and State Street Bank and Trust Company relating to the Custodian Contract dated July 15, 1991 (incorporated by reference from Post-Effective Amendment No. 62 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 23, 2000)

(12)	Amendment dated July 2, 2001 to the Custodian Contract dated April 6, 1990 between Registrant and State Street Bank and Trust Company (incorporated by reference from Post-Effective Amendment No. 73 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 21, 2001)

(13)	Amendment dated July 2, 2001 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (incorporated by reference from Post-Effective Amendment No. 73 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 21, 2001)

(14)	Amendment dated August 1, 2001 to the Custodian Contract dated April 16, 1990 between Registrant and State Street Bank and Trust Company (incorporated by reference from Post-Effective Amendment No. 75 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 15, 2002)

(15)	Amendment dated August 1, 2001 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (incorporated by reference from Post-Effective Amendment No. 75 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 15, 2002)

(16)	Letter Amendment dated May 15, 2002 to the Custodian Contract dated April 6, 1990 between Registrant and State Street Bank and Trust Company (incorporated by reference from Post-Effective Amendment No. 79 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 11, 2002)

(17)	Global Custody Agreement dated June 30, 2006 between Registrant and JPMorgan Chase Bank, N.A. (incorporated by reference from Post-Effective Amendment No. 149 to the Registrant’s registration statement, SEC File No. 33-17619, filed January 19, 2007)

(18)	Letter Amendment dated August 26, 2003 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Emerging Markets Debt Fund) (incorporated by reference from Post-Effective Amendment No. 218 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 29, 2009)

(19)	Letter Amendment dated October 28, 2003 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs U.S. Mortgages Fund) (incorporated by reference from Post-Effective Amendment No. 218 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 29, 2009)

(20)	Letter Amendment dated February 8, 2007 to the Global Custody Agreement dated June 30, 2006 between Registrant and JPMorgan Chase Bank, N.A. (Goldman Sachs Commodity Strategy Fund) (incorporated by reference from Post-Effective Amendment No. 218 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 29, 2009)

(21)	Letter Amendment dated March 14, 2007 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Satellite Strategies Portfolio) (incorporated by reference from Post-Effective Amendment No. 218 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 29, 2009)

(22)	Letter Amendment dated April 23, 2007 to the Global Custody Agreement dated June 30, 2006 between Registrant and JPMorgan Chase Bank, N.A. (Goldman Sachs International Equity Income Fund (formerly, Goldman Sachs Strategic International Equity Fund)) (incorporated by reference from Post-Effective Amendment No. 218 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 29, 2009)

(23)	Letter Amendment dated August 10, 2007 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Inflation Protected Securities Fund) (incorporated by reference from Post-Effective Amendment No. 218 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 29, 2009)

(24)	Letter Amendment dated September 12, 2007 to the Global Custody Agreement dated June 30, 2006 between Registrant and JPMorgan Chase Bank, N.A. (Goldman Sachs International Small Cap Insights Fund (formerly, Goldman Sachs Structured International Small Cap Fund)) (incorporated by reference from Post-Effective Amendment No. 218 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 29, 2009)

(25)	Letter Amendment dated September 12, 2007 to the Global Custody Agreement dated June 30, 2006 between Registrant and JPMorgan Chase Bank, N.A. (Goldman Sachs Emerging Markets Equity Insights Fund (formerly, Goldman Sachs Structured Emerging Markets Equity Fund)) (incorporated by reference from Post-Effective Amendment No. 218 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 29, 2009)

(26)	Letter Amendment dated September 18, 2007 to the Global Custody Agreement dated June 30, 2006 between Registrant and JPMorgan Chase Bank, N.A. (Goldman Sachs Enhanced Dividend Global Equity Portfolio) (incorporated by reference from Post-Effective Amendment No. 218 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 29, 2009)

(27)	Letter Amendment dated September 18, 2007 to the Global Custody Agreement dated June 30, 2006 between Registrant and JPMorgan Chase Bank, N.A. (Goldman Sachs Tax-Advantaged Global Equity Portfolio) (incorporated by reference from Post-Effective Amendment No. 218 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 29, 2009)

(28)	Letter Amendment dated September 18, 2007 to the Global Custody Agreement dated June 30, 2006 between Registrant and JPMorgan Chase Bank, N.A. (Goldman Sachs International Tax-Managed Equity Fund (formerly, Goldman Sachs Structured International Tax-Managed Equity Fund)) (incorporated by reference from Post-Effective Amendment No. 218 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 29, 2009)

(29)	Letter Amendment dated September 18, 2007 to the Global Custody Agreement dated June 30, 2006 between Registrant and JPMorgan Chase Bank, N.A. (Goldman Sachs International Equity Dividend and Premium Fund) (incorporated by reference from Post-Effective Amendment No. 218 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 29, 2009)

(30)	Letter Amendment dated October 4, 2007 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Local Emerging Markets Debt Fund) (incorporated by reference from Post-Effective Amendment No. 218 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 29, 2009)

(31)	Letter Amendment dated November 28, 2007 to the Global Custody Agreement dated June 30, 2006 between Registrant and JPMorgan Chase Bank, N.A. (Goldman Sachs Absolute Return Tracker Fund) (incorporated by reference from Post-Effective Amendment No. 218 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 29, 2009)

(32)	Letter Amendment dated September 17, 2009 to the Global Custody Agreement dated June 30, 2006 between Registrant and JPMorgan Chase Bank, N.A. (Goldman Sachs International Equity Insights Fund (formerly, Goldman Sachs Structured International Equity Fund)) (incorporated by reference from Post-Effective Amendment No. 226 to the Registrant’s registration statement, SEC File No. 33-17619, filed November 24, 2009)

(33)	Letter Amendment dated November 19, 2009 to the Global Custody Agreement dated June 30, 2006 between Registrant and JPMorgan Chase Bank, N.A. (Goldman Sachs Alternative Premia Fund (formerly, Goldman Sachs Dynamic Allocation Fund)) (incorporated by reference from Post-Effective Amendment No. 233 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 28, 2009)

(34)	Letter Amendment dated June 30, 2010 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Strategic Income Fund) (incorporated by reference from Post-Effective Amendment No. 249 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 30, 2010)

(35)	Letter Amendment dated December 31, 2010 to the Global Custody Agreement dated June 30, 2006 between Registrant and JPMorgan Chase Bank, N.A. (Goldman Sachs Imprint Emerging Markets Opportunities Fund (formerly, Goldman Sachs N-11 Equity Fund)) (incorporated by reference from Post-Effective Amendment No. 270 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 16, 2011)

(36)	Letter Amendment dated February 14, 2011 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs High Yield Floating Rate Fund) (incorporated by reference from Post-Effective Amendment No. 277 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 5, 2011)

(37)	Custody Agreement dated April 5, 2011 between Registrant, Goldman Sachs Variable Insurance Trust and The Bank of New York Mellon on behalf of the Goldman Sachs Money Market Funds (incorporated by reference from Post-Effective Amendment No. 279 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 28, 2011)

(38)	Letter Amendment dated January 31, 2012 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Rising Dividend Growth Fund) (incorporated by reference from Post-Effective Amendment No. 311 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 27, 2012)

(39)	Letter Amendment dated December 14, 2011 to the Global Custody Agreement dated June 30, 2006 between Registrant and JPMorgan Chase Bank, N.A. (Goldman Sachs Managed Futures Strategy Fund) (incorporated by reference from Post-Effective Amendment No. 312 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 27, 2012)

(40)	Letter Amendment dated February 2, 2012 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Short Duration Income Fund) (incorporated by reference from Post-Effective Amendment No. 313 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 28, 2012)

(41)	Letter Amendment dated March 6, 2013 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs MLP Energy Infrastructure Fund) (incorporated by reference from Post-Effective Amendment No. 353 to the Registrant’s registration statement, SEC File No. 33-17618, filed March 25, 2013)

(42)	Letter Amendment dated October 1, 2013 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs MLP Income Opportunities Fund) (incorporated by reference from Post-Effective Amendment No. 2 to Goldman Sachs MLP Income Opportunities Fund’s registration statement, SEC File No. 333-189529, filed October 25, 2013)

(43)	Letter Amendment dated December 5, 2013 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Short-Term Conservative Income Fund (formerly, Goldman Sachs Limited Maturity Obligations Fund)) (incorporated by reference from Post-Effective Amendment No. 395 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 28, 2014)

(44)	Letter Amendment dated January 8, 2014 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Long Short Credit Strategies Fund) (incorporated by reference from Post-Effective Amendment No. 408 to the Registrant’s registration statement, SEC File No. 33-17619, filed March 21, 2014)

(45)	Letter Amendment dated June 16, 2014 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Tactical Tilt Overlay Fund (formerly, Goldman Sachs Tactical Tilt Implementation Fund)) (incorporated by reference from Post-Effective Amendment No. 424 to the Registrant’s registration statement, SEC File No. 33-17619, filed July 24, 2014)

(46)	Letter Amendment to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs MLP and Energy Renaissance Fund) (incorporated by reference from Post-Effective Amendment No. 1 to Goldman Sachs MLP and Energy Renaissance Fund’s registration statement, SEC File No. 333-197328, filed August 26, 2014)

(47)	Letter Amendment dated December 17, 2014 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Global Managed Beta Fund) (incorporated by reference from Post-Effective Amendment No. 440 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 18, 2015)

(48)	Letter Amendment dated September 8, 2015 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Cayman Commodity-MMA, LLC) (incorporated by reference from Post-Effective Amendment No. 24 to Goldman Sachs Trust II’s registration statement, SEC File No. 333-185659, filed November 25, 2015)

(49)	Letter Amendment dated June 10, 2015 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Cayman Commodity-MMRA, LLC) (incorporated by reference from Post-Effective Amendment No. 24 to Goldman Sachs Trust II’s registration statement, SEC File No. 333-185659, filed November 25, 2015)

(50)	Letter Amendment dated June 10, 2015 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Multi-Manager Global Equity Fund, Goldman Sachs Multi-Manager Real Assets Strategy Fund, Multi-Manager International Equity Fund and Multi-Manager U.S. Dynamic Equity Fund) (incorporated by reference from Post-Effective Amendment No. 24 to Goldman Sachs Trust II’s registration statement, SEC File No. 333-185659, filed November 25, 2015)

(51)	Letter Amendment dated June 17, 2014 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Cayman Commodity-TTIF, LLC) (formerly, Goldman Sachs Cayman Commodity TTIF Fund Ltd.) (incorporated by reference from Post-Effective Amendment No. 514 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 23, 2015)

(52)	Amendment dated April 22, 2015 to the Custody Agreement dated April 5, 2011 between Registrant, Goldman Sachs ETF Trust, Goldman Sachs Variable Insurance Trust and The Bank of New York Mellon (incorporated by reference from Pre-Effective Amendment No. 2 to the Goldman Sachs ETF Trust’s registration statement, SEC File No. 333-200933, filed August 7, 2015)

(53)	Amendment dated October 20, 2015 to the Custody Agreement dated April 5, 2011 between Registrant, Goldman Sachs ETF Trust, Goldman Sachs Variable Insurance Trust and The Bank of New York Mellon (Goldman Sachs Financial Square Federal Instruments Fund) (incorporated by reference from Post-Effective Amendment No. 518 to the Registrant’s registration statement, SEC File No. 33-17619, filed January 15, 2016)

(54)	Amendment dated January 6, 2016 to the Custody Agreement dated April 5, 2011 between Registrant, Goldman Sachs ETF Trust, Goldman Sachs Variable Insurance Trust and The Bank of New York Mellon (Goldman Sachs Investor Money Market Fund) (incorporated by reference from Post-Effective Amendment No. 523 to the Registrant’s registration statement, SEC File No. 33-17619, filed January 29, 2016)

(55)	Amendment dated March 1, 2016 to the Custody Agreement dated April 5, 2011 between Registrant, Goldman Sachs ETF Trust, Goldman Sachs Variable Insurance Trust and The Bank of New York Mellon (Goldman Sachs Financial Square Tax-Exempt Money Market Fund and Goldman Sachs Investor Tax-Exempt Money Market Fund) (incorporated by reference from Post-Effective Amendment No. 559 to the Registrant’s registration statement, SEC File No. 33-17619, filed May 20, 2016)

(56)	Letter Amendment dated May 31, 2016 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Strategic Factor Allocation Fund), (incorporated by reference from Post-Effective Amendment No. 568 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 27, 2016)

(57)	Letter Amendment dated May 31, 2016 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Cayman Commodity-MMA II, LLC) (incorporated by reference from Post-Effective Amendment No. 49 to Goldman Sachs Trust II’s registration statement, SEC File No. 333-185659, filed November 18, 2016)

(58)	Letter Amendment dated November 30, 2016 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs GQG Partners International Opportunities Fund) (incorporated by reference from Post-Effective Amendment No. 54 to Goldman Sachs Trust II’s registration statement, SEC File No. 333-185659, filed February 28, 2017)

(59)	Amendment dated July 16, 2015 to the Global Custody Agreement dated June 30, 2006 between Registrant and JPMorgan Chase Bank, N.A. (Goldman Sachs Global Real Estate Securities Fund) (incorporated by reference from Post-Effective Amendment No. 638 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 22, 2017)

(60)	Letter Amendment dated September 20, 2017 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs MLP & Energy Fund) (incorporated by reference from Post-Effective Amendment No. 638 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 22, 2017)

(61)	Amendment dated June 13, 2016 to the Custodian Agreement dated April 5, 2011 between Registrant, Goldman Sachs Variable Insurance Trust, Goldman Sachs ETF Trust and The Bank of New York Mellon (Goldman Sachs Hedge Industry VIP ETF) (incorporated by reference from Post-Effective Amendment No. 93 to Goldman Sachs ETF Trust’s registration statement, SEC File No. 333-200933, filed December 22, 2017)

(62)	Letter Amendment dated August 19, 2016 to the Custodian Contract dated July 15, 1991 between Registrant, Goldman Sachs Trust II and State Street Bank and Trust Company (Goldman Sachs Target Date 2020 Portfolio, Goldman Sachs Target Date 2025 Portfolio, Goldman Sachs Target Date 2030 Portfolio, Goldman Sachs Target Date 2035 Portfolio, Goldman Sachs Target Date 2040 Portfolio, Goldman Sachs Target Date 2045 Portfolio, Goldman Sachs Target Date 2050 Portfolio and Goldman Sachs Target Date 2055 Portfolio) (incorporated by reference from Post-Effective Amendment No. 64 (identified as Post-Effective Amendment No. 59 on the facing page) to Goldman Sachs Trust II’s registration statement, SEC File No. 333-185659, filed December 18, 2017)

(63)	Amendment dated August 29, 2016 to the Custodian Agreement dated April 5, 2011 between Registrant, Goldman Sachs Variable Insurance Trust, Goldman Sachs ETF Trust and The Bank of New York Mellon (Goldman Sachs Access Treasury 0-1 Year ETF) (incorporated by reference from Post-Effective Amendment No. 93 to Goldman Sachs ETF Trust’s registration statement, SEC File No. 333-200933, filed December 22, 2017)

(64)	Amendment dated April 5, 2017 to the Custodian Agreement dated April 5, 2011 between Registrant, Goldman Sachs Variable Insurance Trust, Goldman Sachs ETF Trust and The Bank of New York Mellon (Goldman Sachs Access Emerging Markets Local Currency Bond ETF, Goldman Sachs Access High Yield Corporate Bond ETF and Goldman Sachs Access Investment Grade Corporate Bond ETF) (incorporated by reference from Post-Effective Amendment No. 93 to Goldman Sachs ETF Trust’s registration statement, SEC File No. 333-200933, filed December 22, 2017)

(65)	Amendment dated May 10, 2017 to the Custodian Agreement dated April 5, 2011 between Registrant, Goldman Sachs Variable Insurance Trust, Goldman ETF Trust and The Bank of New York Mellon (Goldman Sachs Equal Weight U.S. Large Cap Equity ETF) (incorporated by reference from Post-Effective Amendment No. 93 to Goldman Sachs ETF Trust’s registration statement, SEC File No. 333-200933, filed December 22, 2017)

(66)	Amendment dated March 12, 2018 to the Global Custody Agreement dated June 30, 2006 between Registrant and JPMorgan Chase Bank, N.A. (Goldman Sachs ESG Emerging Markets Equity Fund) (incorporated by reference from Post-Effective Amendment No. 699 to the Registrant’s registration statement, SEC File No. 33-17619, filed May 30, 2018)

	(67)	Letter Amendment dated April 6, 2018 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Target Date 2060 Portfolio) (incorporated by reference from Post-Effective Amendment No. 83 to Goldman Sachs Trust II’s registration statement, SEC File No. 333-185659, filed October 24, 2018)

	(68)	Amendment dated February 5, 2019 to the Global Custody Agreement dated June 30, 2006 between Registrant and JPMorgan Chase Bank, N.A. (Goldman Sachs Municipal Income Completion Fund) (incorporated by reference from Post-Effective Amendment No. 745 to the Registrant’s registration statement, SEC File No. 33-17619, filed March 29, 2019)

	(69)	Amendment dated December 10, 2018 to the Custody Agreement dated April 5, 2011 between Registrant, Goldman Sachs ETF Trust, Goldman Sachs Variable Insurance Trust and The Bank of New York Mellon (incorporated by reference from Post-Effective Amendment No. 202 to the Goldman Sachs ETF Trust’s registration statement, SEC File No. 333-200933, filed May 10, 2019)

	(70)	Amendment dated October 23, 2019 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Income Fund) (incorporated by reference from Post-Effective Amendment No. 776 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 3, 2019)

	(71)	Amendment dated July 12, 2019 to the Custody Agreement dated April 5, 2011 between Registrant, Goldman Sachs Variable Insurance Trust, Goldman Sachs ETF Trust and The Bank of New York Mellon (certain equity funds) (incorporated by reference from Post-Effective Amendment No. 778 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 20, 2019)

	(72)	Amendment dated June 17, 2020 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Clean Energy Income Fund and Goldman Sachs Defensive Equity Fund) (incorporated by reference from Post-Effective Amendment No. 808 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 26, 2020)

	(73)	Amendment dated March 10, 2022 to the Custodian Agreement dated April 5, 2011 between Registrant, Goldman Sachs Variable Insurance Trust, and Goldman Sachs ETF Trust and The Bank of New York Mellon (incorporated by reference from Post-Effective Amendment No. 889 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 28, 2023)

	(74)	Amendment dated August 5, 2022 to the Custodian Agreement dated April 5, 2011 between Registrant, Goldman Sachs Variable Insurance Trust, and Goldman Sachs ETF Trust and The Bank of New York Mellon (incorporated by reference from Post-Effective Amendment No. 889 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 28, 2023)

	(75)	Letter Amendment dated December 16, 2022 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (incorporated by reference from Post-Effective Amendment No. 889 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 28, 2023)

	(76)	Amendment dated October 12, 2023 to the Custody Agreement between Registrant, Goldman Sachs Variable Insurance Trust, Goldman Sachs ETF Trust , Goldman Sachs ETF Trust II, Goldman Sachs Real Estate Diversified Income Fund, Cayman Commodity-MFS, LLC, and The Bank of New York Mellon (incorporated by reference from Post-Effective Amendment No. 898 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 27, 2023)

(h)	(1)	First Amendment dated July 18, 1994 to Amended and Restated Wiring Agreement dated January 25, 1994 among Goldman Sachs & Co. LLC (formerly, Goldman, Sachs & Co.), State Street Bank and Trust Company and The Northern Trust Company (incorporated by reference from Post-Effective Amendment No. 222 to the Registrant’s registration statement, SEC File. No. 33-17619, filed July 28, 2009)

	(2)	Amended and Restated Wiring Agreement dated January 25, 1994 among Goldman Sachs & Co. LLC (formerly, Goldman, Sachs & Co.), State Street Bank and Trust Company and The Northern Trust Company (incorporated by reference from Post-Effective Amendment No. 222 to the Registrant’s registration statement, SEC File. No. 33-17619, filed July 28, 2009)

(3)	Letter Agreement dated June 20, 1987 regarding use of checking account between Registrant and The Northern Trust Company (incorporated by reference from Post-Effective Amendment No. 43 to the Registrant’s registration statement, SEC File No. 33-17619, filed March 2, 1998)

(4)	Amended and Restated Transfer Agency Agreement dated August 9, 2007 between Registrant and Goldman Sachs & Co. LLC (formerly, Goldman, Sachs & Co.) (incorporated by reference from Post-Effective Amendment No. 175 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 10, 2007)

(5)	Amended and Restated Transfer Agency Agreement Fee Schedule dated February 12, 2025 between Registrant and Goldman Sachs & Co. LLC (incorporated by reference from Post-Effective Amendment No. 922 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 27, 2025)

(6)	Form of Retail Service Agreement on behalf of Goldman Sachs Trust relating to Class A Shares of Goldman Sachs Asset Allocation Portfolios, Goldman Sachs Fixed Income Funds, Goldman Sachs Domestic Equity Funds and Goldman Sachs International Equity Funds (incorporated by reference from Post-Effective Amendment No. 50 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 29, 1998)

(7)	Form of Retail Service Agreement on behalf of Goldman Sachs Trust – TPA Assistance Version relating to the Class A Shares of Goldman Sachs Asset Allocation Portfolios, Goldman Sachs Fixed Income Funds, Goldman Sachs Domestic Equity Funds and Goldman Sachs International Equity Funds (incorporated by reference from Post-Effective Amendment No. 198 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 28, 2008)

(8)	Form of Supplemental Service Agreement on behalf of Goldman Sachs Trust relating to the Administrative Class, Service Class and Cash Management Class of Goldman Sachs Financial Square Funds (formerly, Goldman Sachs Institutional Liquid Assets Portfolios) (incorporated by reference from Post-Effective Amendment No. 50 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 29, 1998)

(9)	Form of Supplemental Service Agreement on behalf of Goldman Sachs Trust relating to the Institutional Shares, Select Shares, Preferred Shares, Capital Shares, Administration Shares and Service Shares of the Goldman Sachs Financial Square Funds (incorporated by reference from Post-Effective Amendment No. 50 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 29, 1998)

(10)	Form of Supplemental Service Agreement on behalf of Goldman Sachs Trust relating to the Class A Shares and Service Shares of Goldman Sachs Equity and Fixed Income Funds (incorporated by reference from Post-Effective Amendment No. 198 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 28, 2008)

(11)	Form of Service Agreement on behalf of Goldman Sachs Trust relating to the Institutional Class, Select Class, Preferred Class, Capital Class, Administration Class, Premier Class, Service Class, Resource Class and Cash Management Class, as applicable, of Goldman Sachs Financial Square Funds, Goldman Sachs Fixed Income Funds, Goldman Sachs Domestic Equity Funds, Goldman Sachs International Equity Funds and Goldman Sachs Fund of Funds Portfolios (incorporated by reference from Post-Effective Amendment No. 252 to the Registrant’s registration statement, SEC File No. 33-17619, filed July 29, 2010)

(12)	Goldman Sachs Trust Select Class Select Plan amended and restated as of February 4, 2004 (incorporated by reference from Post-Effective Amendment No. 86 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 24, 2004)

(13)	Goldman Sachs Trust Administration Shares Administration Plan amended and restated as of December 16, 2010 (on behalf of the Goldman Sachs Financial Square Funds) (incorporated by reference from Post-Effective Amendment No. 263 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 29, 2010)

(14)	Goldman Sachs Trust Preferred Class Preferred Administration Plan amended and restated as of February 4, 2004 (incorporated by reference from Post-Effective Amendment No. 86 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 24, 2004)

(15)	Goldman Sachs Trust Administration Class Administration Plan amended and restated as of February 4, 2004 (incorporated by reference from Post-Effective Amendment No. 86 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 24, 2004)

(16)	Goldman Sachs Trust Service Class Service Plan and Shareholder Administration Plan amended and restated as of February 4, 2004 (incorporated by reference from Post-Effective Amendment No. 86 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 24, 2004)

(17)	Goldman Sachs Trust Capital Administration Class Capital Administration Plan amended and restated as of February 4, 2004 (incorporated by reference from Post-Effective Amendment No. 86 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 24, 2004)

(18)	Goldman Sachs Trust Service Shares Service Plan and Shareholder Administration Plan amended and restated as of December 16, 2010 (on behalf of the Goldman Sachs Financial Square Funds) (incorporated by reference from Post-Effective Amendment No. 263 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 29, 2010)

(19)	Mutual Funds Service Agreement dated June 30, 2006 between Registrant and J.P. Morgan Investor Services Co. (incorporated by reference from Post-Effective Amendment No. 149 to the Registrant’s registration statement, SEC File No. 33-17619, filed January 19, 2007)

(20)	Amendment dated February 4, 2019 to Mutual Funds Service Agreement dated June 30, 2006 between Registrant and J.P. Morgan Investor Services Co. (incorporated by reference from Post-Effective No. 744 to the Registrant’s registration statement, SEC File No. 33-17619, filed March 29, 2019)

(21)	Goldman Sachs Trust Cash Management Shares Service Plan dated February 11, 2010 (on behalf of the Goldman Sachs Financial Square Funds) (incorporated by reference from Post-Effective Amendment No. 245 to the Registrant’s registration statement, SEC File No. 33-17619, filed May 14, 2010)

(22)	Goldman Sachs Trust Premier Shares Service Plan and Administration Plan dated February 11, 2010 (incorporated by reference from Post-Effective Amendment No. 245 to the Registrant’s registration statement, SEC File No. 33-17619, filed May 14, 2010)

(23)	Goldman Sachs Trust Resource Shares Service Plan dated February 11, 2010 (incorporated by reference from Post-Effective Amendment No. 245 to the Registrant’s registration statement, SEC File No. 33-17619, filed May 14, 2010)

(24)	Fund Administration and Accounting Agreement dated April 5, 2011 between Registrant, Goldman Sachs Variable Insurance Trust and The Bank of New York Mellon on behalf of the Goldman Sachs Money Market Funds (incorporated by reference from Post-Effective Amendment No. 279 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 28, 2011)

(25)	Fee Waiver Agreement dated April 30, 2014 between Goldman Sachs Asset Management, L.P. and Goldman Sachs Trust relating to Goldman Sachs Commodity Strategy Fund (incorporated by reference from Post-Effective Amendment No. 416 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 30, 2014)

(26)	Appointment of Agent for Service of Process relating to Cayman Commodity-CSF, Ltd. (formerly, Goldman Sachs Cayman Commodity Fund, Ltd.) (incorporated by reference from Post-Effective Amendment No. 416 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 30, 2014)

(27)	Fee Waiver Agreement dated April 30, 2014 between Goldman Sachs Asset Management, L.P. and Goldman Sachs Trust relating to Goldman Sachs Absolute Return Tracker Fund (incorporated by reference from Post-Effective Amendment No. 416 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 30, 2014)

(28)	Appointment of Agent for Service of Process relating to Cayman Commodity-ART, LLC (formerly, Goldman Sachs Cayman Commodity-ART Fund Ltd.) (incorporated by reference from Post-Effective Amendment No. 416 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 30, 2014)

(29)	Fee Waiver Agreement between Goldman Sachs Asset Management, L.P. and Goldman Sachs Trust relating to Goldman Sachs Tactical Tilt Overlay Fund (formerly, Goldman Sachs Tactical Tilt Implementation Fund) (incorporated by reference from Post-Effective Amendment No. 430 to the Registrant’s registration statement, SEC File No. 33-17619, filed September 30, 2014)

(30)	Appointment of Agent for Service of Process relating to Cayman Commodity-TTIF, LLC (formerly, Goldman Sachs Cayman Commodity TTIF Fund Ltd.) (incorporated by reference from Post-Effective Amendment No. 424 to the Registrant’s registration statement, SEC File No. 33-17619, filed July 24, 2014)

(31)	Fee Waiver Agreement between Goldman Sachs Asset Management, L.P. and Goldman Sachs Trust relating to Goldman Sachs Alternative Premia Fund (formerly, Goldman Sachs Dynamic Allocation Fund) (incorporated by reference from Post-Effective Amendment No. 440 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 18, 2015)

(32)	Appointment of Agent for Service of Process relating to Cayman Commodity-AP, LLC (formerly, Goldman Sachs Cayman Commodity-DAF Ltd.) (incorporated by reference from Post-Effective Amendment No. 440 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 18, 2015)

(33)	Amendment dated October 20, 2015 to the Fund Administration and Accounting Agreement dated April 5, 2011 between Registrant, Goldman Sachs Variable Insurance Trust, Goldman Sachs ETF Trust and The Bank of New York Mellon (incorporated by reference from Post-Effective Amendment No. 3 to the Goldman Sachs ETF Trust’s registration statement, SEC File No. 333-200933, filed February 8, 2016)

(34)	Amendment dated January 6, 2016 to the Fund Administration and Accounting Agreement dated April 5, 2011 between Registrant, Goldman Sachs ETF Trust, Goldman Sachs Variable Insurance Trust and The Bank of New York Mellon (incorporated by reference from Post-Effective Amendment No. 523 to the Registrant’s registration statement, SEC File No. 33-17619, filed January 29, 2016)

(35)	Amendment dated March 1, 2016 to the Fund Administration and Accounting Agreement dated April 5, 2011 between Registrant, Goldman Sachs ETF Trust, Goldman Sachs Variable Insurance Trust and The Bank of New York Mellon (Goldman Sachs Financial Square Tax-Exempt Money Market Fund and Goldman Sachs Investor Tax-Exempt Money Market Fund) (incorporated by reference from Post-Effective Amendment No. 559 to the Registrant’s registration statement, SEC File No. 33-17619, filed May 20, 2016)

(36)	Fee Waiver Agreement between Goldman Sachs Asset Management, L.P. and Goldman Sachs Trust relating to Goldman Sachs Managed Futures Strategy Fund (incorporated by reference from Post-Effective Amendment No. 573 to the Registrant’s registration statement, SEC File No. 33-17619, filed July 29, 2016)

(37)	Appointment of Agent for Service of Process relating to Cayman Commodity-MFS, LLC (incorporated by reference from Post-Effective Amendment No. 573 to the Registrant’s registration statement, SEC File No.33-17619, filed July 29, 2016)

(38)	Amendment dated December 10, 2018 to the Fund Administration and Accounting Agreement dated April 5, 2011 between Registrant, Goldman Sachs Variable Insurance Trust, Goldman Sachs ETF Trust and The Bank of New York Mellon (incorporated by reference from Post-Effective Amendment No. 202 to the Goldman Sachs ETF Trust’s registration statement, SEC File No. 333-200933, filed May 10, 2019)

(39)	Amendment dated July 12, 2019 to the Fund Administration and Accounting Agreement dated April 5, 2011 between Registrant, Goldman Sachs Variable Insurance Trust, Goldman Sachs ETF Trust and The Bank of New York Mellon (certain equity funds) (incorporated by reference from Post-Effective Amendment No. 778 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 20, 2019)

(40)	Form of Fund of Funds Investment Agreement (incorporated by reference from Post-Effective Amendment No. 859 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 28, 2022)

(41)	Amendment dated October 12, 2023 to the Fund Administration and Accounting Agreement dated April 5, 2011 between Registrant, Goldman Sachs Variable Insurance Trust, Goldman Sachs ETF Trust, Goldman Sachs ETF Trust II, Goldman Sachs Real Estate Diversified Income Fund and Cayman Commodity-MFS, LLC and The Bank of New York Mellon (incorporated by reference from Post-Effective Amendment No. 898 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 27, 2023)

(42)	Fee Waiver Agreement between Goldman Sachs Asset Management, L.P. and Goldman Sachs Trust relating to Goldman Sachs Strategic Factor Allocation Fund (incorporated by reference from Post-Effective Amendment No. 906 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 26, 2024)

(43)	Fee Waiver Agreement between Goldman Sachs Asset Management, L.P. and Goldman Sachs Trust relating to Goldman Sachs Strategic Volatility Premium Fund (incorporated by reference from Post-Effective Amendment No. 906 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 26, 2024)

(44)	Appointment of Agent for Service of Process relating to Cayman Commodity-SFA, LLC (incorporated by reference from Post-Effective Amendment No. 906 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 26, 2024)

(45)	Appointment of Agent for Service of Process relating to Cayman Commodity-SVP, LLC (incorporated by reference from Post-Effective Amendment No. 906 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 26, 2024)

(i)	Opinion and Consent of Dechert LLP (filed herewith)

(j)	Consent of PricewaterhouseCoopers LLP (filed herewith)

(k)	Not applicable

(l)	Not applicable

(m)	(1)	Class A Distribution and Service Plan amended and restated as of May 5, 2004 (incorporated by reference from Post-Effective Amendment No. 93 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 23, 2004)

	(2)	Class C Distribution and Service Plan amended and restated as of February 4, 2004 (incorporated by reference from Post-Effective Amendment No. 86 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 24, 2004)

	(3)	Class R Distribution and Service Plan dated November 8, 2007 (incorporated by reference from Post-Effective Amendment No. 173 to the Registrant’s registration statement, SEC File No. 33-17619, filed November 27, 2007)

	(4)	Cash Management Shares Plan of Distribution pursuant to Rule 12b-1 dated February 11, 2010 (on behalf of the Goldman Sachs Financial Square Funds) (incorporated by reference from Post-Effective Amendment No. 245 to the Registrant’s registration statement, SEC File No. 33-17619, filed May 14, 2010)

	(5)	Resource Shares Plan of Distribution pursuant to Rule 12b-1 dated February 11, 2010 (incorporated by reference from Post-Effective Amendment No. 245 to the Registrant’s registration statement, SEC File No. 33-17619, filed May 14, 2010)

(n)	Plan in Accordance with Rule 18f-3, amended and restated as of February 12, 2025 (incorporated by reference from Post-Effective Amendment No. 923 to the Registrant’s registration statement, SEC File No. 33-17619, filed March 4, 2025)

(p)	(1)	Code of Ethics — Registrant, Goldman Sachs Variable Insurance Trust, Goldman Sachs Trust II, Goldman Sachs ETF Trust, Goldman Sachs BDC, Inc., Goldman Sachs Private Middle Market Credit, LLC, Goldman Sachs MLP & Energy Renaissance Fund and Goldman Sachs MLP Income Opportunities Fund dated December 11, 2017 (incorporated by reference from Post-Effective Amendment No. 651 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 13, 2018)

	(2)	Code of Ethics — Goldman Sachs & Co. LLC (formerly, Goldman, Sachs & Co.), Goldman Sachs International, Goldman Sachs Asset Management, L.P., Goldman Sachs Asset Management International, Goldman Sachs Hedge Fund Strategies LLC and GS Investment Strategies, LLC dated January 23, 1991, effective August 29, 2019 (incorporated by reference from Post-Effective Amendment No. 884 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 28, 2023)

	(3)	Code of Ethics — CoreCommodity Management, LLC, dated October 2022 (incorporated by reference from Post-Effective Amendment No. 889 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 28, 2023)

(q)	Powers of Attorney for James A. McNamara, Joseph F. DiMaria, Gregory G. Weaver, Cheryl K. Beebe, Dwight L. Bush, Kathryn A. Cassidy, John G. Chou, Joaquin Delgado, Eileen H. Dowling, Lawrence Hughes, John F. Killian, Steven D. Krichmar, Michael Latham, and Lawrence W. Stranghoener (incorporated by reference from Post-Effective Amendment No. 899 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 23, 2024)

101.INS	XBRL Instance—the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL document

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Item 29. Persons Controlled by or Under Common Control with the Fund

Goldman Sachs Tactical Tilt Overlay Fund, a series of the Registrant, wholly owns and controls Cayman Commodity-TTIF, LLC (the “TTIF Subsidiary”), a company organized under the laws of the Cayman Islands. The TTIF Subsidiary’s financial statements will be included on a consolidated basis in the Tactical Tilt Overlay Fund’s Form N-CSR.

Goldman Sachs Absolute Return Tracker Fund, a series of the Registrant, wholly owns and controls Cayman Commodity-ART, LLC (the “ART Subsidiary”), a company organized under the laws of the Cayman Islands. The ART Subsidiary’s financial statements will be included on a consolidated basis in the Absolute Return Tracker Fund’s Form N-CSR.

Goldman Sachs Commodity Strategy Fund, a series of the Registrant, wholly owns and controls Cayman Commodity-CSF, Ltd. (the “CSF Subsidiary”), a company organized under the laws of the Cayman Islands. The Commodity Subsidiary’s financial statements will be included on a consolidated basis in the Commodity Strategy Fund’s Form N-CSR.

Goldman Sachs Managed Futures Strategy Fund, a series of the Registrant, wholly owns and controls Cayman Commodity-MFS, LLC (the “MFS Subsidiary”), a company organized under the laws of the Cayman Islands. The MFS Subsidiary’s financial statements will be included on a consolidated basis in the Managed Futures Strategy Fund’s Form N-CSR.

Goldman Sachs Strategic Factor Allocation Fund, a series of the Registrant, wholly owns and controls Cayman Commodity-SFA, LLC (the “SFA Subsidiary”), a company organized under the laws of the Cayman Islands. The SFA Subsidiary’s financial statements will be included on a consolidated basis in the Strategic Factor Allocation Fund’s Form N-CSR.

Goldman Sachs Strategic Volatility Premium Fund, a series of the Registrant, wholly owns and controls Cayman Commodity-SVP, LLC (the “SVP Subsidiary”), a company organized under the laws of the Cayman Islands. The SFA Subsidiary’s financial statements will be included on a consolidated basis in the Strategic Volatility Premium Fund’s Form N-CSR.

Item 30. Indemnification

Article IV of the Declaration of Trust of Goldman Sachs Trust, a Delaware statutory trust, provides for indemnification of the Trustees, officers and agents of the Trust, subject to certain limitations. The Declaration of Trust is incorporated by reference to Exhibit (a)(1).

The Management Agreements provide that the applicable Investment Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser or from reckless disregard by the Investment Adviser of its obligations or duties under the Management Agreements. Section 7 of the Management Agreements on behalf of Goldman Sachs Short Duration Government Fund provides that Goldman Sachs Short Duration Government Fund will indemnify the Adviser against certain liabilities; provided, however, that such indemnification does not apply to any loss by reason of its willful misfeasance, bad faith or gross negligence or the Adviser’s reckless disregard of its obligation under the Management Agreements. The Management Agreements are incorporated by reference as Exhibits (d)(1), (d)(2), (d)(3), (d)(4), (d)(5), (d)(6) and (d)(21).

Section 14 of the Sub-Advisory Agreement between Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) and CoreCommodity Management, LLC (the “Sub-Adviser”) with respect to Goldman Sachs Commodity Strategy Fund (the “Fund”) provides that the Sub-Adviser will not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) suffered by the Investment Adviser or the Trust as a result of any error of judgment by the Sub-Adviser with respect to the Fund, except that the Sub-Adviser will remain liable for, and will indemnify the Trust, the Investment Adviser and their affiliated persons against, any losses suffered (a) as a result of the willful misconduct, bad faith, fraud, negligence or breach of fiduciary duty by the Sub-Adviser; (b) as a result of any untrue statement or alleged untrue statement of a material fact contained in the registration statement, proxy materials, reports, advertisements, sales literature or other materials pertaining to the Fund, or any material fact omitted therefrom, if such a statement or omission was made in reliance upon and in conformity with written information furnished by the Sub-Adviser; (c) as a result of the failure of the Sub-Adviser to execute portfolio transactions according to the requirements of applicable law; (d) as a result of any failure by the Sub-Adviser to exercise the standard of care set forth in the Sub-Advisory Agreement; or (e) any breach of the Sub-Advisory Agreement or any representation or warranty contained therein. The Sub-Advisory Agreement is incorporated by reference as Exhibit (d)(9).

Section 9 of the Distribution Agreement between the Registrant and Goldman Sachs dated April 30, 1997, as amended, and Section 7 of the Transfer Agency Agreement between the Registrant and Goldman Sachs & Co. LLC dated August 9, 2007 provides that the Registrant will indemnify Goldman Sachs & Co. LLC against certain liabilities. Copies of the Distribution Agreement and the Transfer Agency Agreement are incorporated by reference as Exhibits (e)(1) and (h)(4) respectively, to the Registrant’s Registration Statement.

Fund and trustees and officers liability policies purchased jointly by the Registrant and other registered investment companies for which the trustees and officers serve as such insure such persons and their respective trustees, partners, officers and employees, subject to the policies’ coverage limits and exclusions and varying deductibles, against loss resulting from claims by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the Registrant has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable.

Item 31. Business and Other Connections of Investment Advisers

Goldman Sachs Asset Management, L.P. (“GSAM”) and Goldman Sachs Asset Management International (“GSAMI”) are indirect, wholly-owned subsidiaries of The Goldman Sachs Group, Inc. and serve as investment advisers to the Registrant. GSAM and GSAMI are engaged in the investment advisory business. GSAM and GSAMI are part of The Goldman Sachs Group, Inc., a public company that is a bank holding company, financial holding company and a worldwide, full-service financial services organization. GSAM Holdings LLC is the general partner and principal owner of GSAM. Information about the officers and partners of GSAM and officers and directors of GSAMI is included in their Forms ADV filed with the Commission (registration numbers 801-37591 and 801-38157, respectively) and is incorporated herein by reference.

CoreCommodity Management, LLC (“CoreCommodity”) serves as sub-adviser to Goldman Sachs Commodity Strategy Fund. CoreCommodity is primarily engaged in the investment management business. Information about the officers and directors of CoreCommodity is included in its Form ADV filed with the Commission (registration number 801-65436) and is incorporated herein by reference.

Item 32. Principal Underwriters

(a)

Goldman Sachs & Co. LLC or an affiliate or a division thereof currently serves as distributor for shares of Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust, Goldman Sachs Trust II and GS Real Estate Diversified Income Fund. Goldman Sachs & Co. LLC, or a division thereof currently serves as administrator and distributor of the units or shares of The Commerce Funds.

(b)

Set forth below is certain information pertaining to the Managing Directors of Goldman Sachs & Co. LLC, the Registrant’s principal underwriter, who are members of The Goldman Sachs Group, Inc.’s Management Committee. None of the members of the management committee holds a position or office with the Registrant.

GOLDMAN SACHS MANAGEMENT COMMITTEE

Name and Principal Business Address	Position with Goldman Sachs & Co. LLC

David M. Solomon (1)	Chairman and Chief Executive Officer

John E. Waldron (1)	President and Chief Operating Officer

Denis Coleman (1)	Chief Financial Officer

Richard A. Friedman (1)	Chairman of the Asset Management Division

Richard J. Gnodde (2)	Chief Executive Officer of Goldman Sachs International

Hidehiro Imatsu (3)	President and Representative Director of Goldman Sachs Japan Co., Ltd.

Rob Kaplan (6)	Vice Chairman of Goldman Sachs

John F.W. Rogers (1)	Executive Vice President, Secretary to Board of Directors

Russell Horwitz (1)	Chief of Staff

Ashok Varadhan (1)	Co-Head of Global Banking & Markets Division

Marc Nachmann (2)	Global Head Asset & Wealth Management

Jacqueline Arthur (1)	Global Head of Human Capital Management

Dan Dees (5)	Co-Head of Global Banking & Markets Division

Brian J. Lee (1)	Chief Risk Officer

Asahi Pompey (1)	Global Head of Corporate Engagement and President of the Goldman Sachs Foundation

Marco Argenti (1)	Chief Information Officer

Kathryn Ruemmler (1)	Chief Legal Officer and General Counsel

Tucker York (1)	Global Head of Goldman Sachs Wealth Management

Jan Hatzius (1)	Head of the Global Investment Research Division and Chief Economist of Goldman Sachs

Sheara J. Fredman (1)	Chief Accounting Officer and Goldman’s Controller

Ericka Leslie (1)	Chief Operating Officer of Global Banking & Markets and Global Head of Global Banking & Markets Operations and Engineering

Kevin Sneader (4)	President of Asia Pacific Ex-Japan

Jared Cohen (1)	Co-Head of the Goldman Sachs Global Institute and President of Global Affairs

Carey Halio (1)	Global Treasurer of Goldman Sachs

(1)	200 West Street, New York, NY 10282
(2)	Peterborough Court, 133 Fleet Street, London EC4A 2BB, England
(3)	12-32, Akasaka I-chome, Minato-Ku, Tokyo 107-6006, Japan
(4)	68th Floor, Cheun Kong Center, 2 Queens Road Central, Hong Kong, China
(5)	Fox Plaza, Suite 2600, 2121 Avenue of the Stars, Los Angeles, CA 90067
(6)	2001 Ross Ave, Dallas, TX 75201

Item 33. Location of Accounts and Records

The Agreement and Declaration of Trust, Amended and Restated By-laws and minute books of the Registrant and certain investment adviser records are in the physical possession of Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282. All other accounts, books and other documents required to be maintained under Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of State Street Bank and Trust Company, State Street Financial Center, One Lincoln Street, Boston, MA 02111, Bank of New York Mellon, One Wall Street, New York, New York 10286 and JP Morgan Chase Bank, N.A., 270 Park Avenue, New York, New York 10017, except for certain transfer agency records which are maintained by Goldman Sachs & Co. LLC, 71 South Wacker Drive, Chicago, Illinois 60606.

Item 34. Management Services

Not applicable

Item 35. Undertakings

Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 925 and has duly caused this Post-Effective Amendment No. 925 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City and State of New York on the 27th day of March, 2025.

GOLDMAN SACHS TRUST
(A Delaware statutory trust)

By:	/s/ Robert Griffith
Robert Griffith
Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to said Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Name	Title	Date

[1]James A. McNamara James A. McNamara	President (Chief Executive Officer) and Trustee	March 27, 2025

[1]Joseph F. DiMaria Joseph F. DiMaria	Treasurer, Principal Financial Officer and Principal Accounting Officer	March 27, 2025

[1]Gregory G. Weaver Gregory G. Weaver	Chair and Trustee	March 27, 2025

[1]Cheryl K. Beebe Cheryl K. Beebe	Trustee	March 27, 2025

[1]Dwight L. Bush Dwight L. Bush	Trustee	March 27, 2025

[1]Kathryn A. Cassidy Kathryn A. Cassidy	Trustee	March 27, 2025

[1]John G. Chou John G. Chou	Trustee	March 27, 2025

[1]Joaquin Delgado Joaquin Delgado	Trustee	March 27, 2025

[1]Eileen H. Dowling Eileen H. Dowling	Trustee	March 27, 2025

[1]Lawrence Hughes Lawrence Hughes	Trustee	March 27, 2025

[1]John F. Killian John F. Killian	Trustee	March 27, 2025

[1]Steven D. Krichmar Steven D. Krichmar	Trustee	March 27, 2025

[1]Michael Latham Michael Latham	Trustee	March 27, 2025

[1]Lawrence W. Stranghoener Lawrence W. Stranghoener	Trustee	March 27, 2025

By:	/s/ Robert Griffith
Robert Griffith,
Attorney-In-Fact

[1]	Pursuant to powers of attorney previously filed.

CERTIFICATE

The undersigned Secretary for Goldman Sachs Trust (the “Trust”) hereby certifies that the Board of Trustees of the Trust duly adopted the following resolution at a meeting of the Board held on June 11-12, 2024.

RESOLVED, that the Trustees and Officers of each Trust who may be required to execute any amendments to each Trust’s Registration Statement be, and each hereby is, authorized to execute a power of attorney appointing James A. McNamara, Caroline L. Kraus, Joseph F. DiMaria, Robert Griffith and Shane Shannon, jointly and severally, their attorneys-in-fact, each with power of substitution, for said Trustees and Officers in any and all capacities to sign the Registration Statement under the Securities Act and the 1940 Act of each Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the SEC, the Trustees and Officers hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or may have caused to be done by virtue hereof.

Dated: March 27, 2025

/s/ Robert Griffith
Robert Griffith,
Secretary

EXHIBIT INDEX

(i)	Opinion and Consent of Dechert LLP

(j)	Consent of PricewaterhouseCoopers LLP

101.SCH	XBRL Taxonomy Extension Schema Document

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